As filed with the U.S. Securities and Exchange Commission on July 28, 2014
File No. 333-123467
File No. 811-21732

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 28	☑

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 30	☑

(Check appropriate box or boxes.)

MERCER FUNDS

(Exact Name of Registrant as Specified in Charter)

99 High Street Boston, Massachusetts 02110
(Address of Principal Executive Offices)

Registrant’s Telephone Number: (617) 747-9500

Scott M. Zoltowski, Esq.
Mercer Investment Management, Inc.
99 High Street

Boston, Massachusetts 02110

(Name and Address of Agent for Service)

Please send copies of all communications to:

Patrick W. D. Turley, Esq.
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006
(202) 261-3300

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☑	on July 31, 2014 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MERCER FUNDS™

Mercer US Large Cap Growth Equity Fund (Class S: N/A)
Mercer US Large Cap Value Equity Fund (Class S: N/A)
Mercer US Small/Mid Cap Growth Equity Fund (Class S: N/A)
Mercer US Small/Mid Cap Value Equity Fund (Class S: N/A)
Mercer Non-US Core Equity Fund (Class S: N/A)
Mercer Emerging Markets Equity Fund Class S: N/A)
Mercer Global Low Volatility Equity Fund (Class S: N/A)

Mercer Core Fixed Income Fund (Class S: N/A)
Mercer Opportunistic Fixed Income Fund (Class S: N/A)

Prospectus

July 31, 2014

This prospectus offers Class S shares in the nine series (each a “Fund,” and together, the “Funds”) of the Mercer Funds (the “Trust”). This prospectus contains information about the Class S shares of the Funds that you should read carefully before you invest.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

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Summary of the Funds

Mercer US Large Cap Growth Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class S shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses(1)	0.33%

Acquired Fund Fees and Expenses	None

Total Annual Fund Operating Expenses	1.13%

(1)	The “Other Expenses” shown are based on estimated amounts for the Fund’s current fiscal year, as the Class S shares of the Fund had not commenced operations as of the date of this prospectus. “Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses, a sub-transfer agent payment of 0.10% paid by the Class S shares of the Fund and an internal administrative fee of 0.15% paid by the Class S shares of the Fund to Mercer Investment Management, Inc. (the “Advisor”).

Example

The example below is intended to help you compare the costs of investing in the Class S shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class S shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$115	$359	$622	$1,375

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund

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Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests principally in equity securities (such as common stock) issued by large capitalization U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of large capitalization U.S. companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “large capitalization U.S. companies” to be U.S. companies, at the time of investment, whose market capitalizations exceed the market capitalization of the smallest company included in the Russell 1000® Growth Index, as measured at the end of the preceding month (as of June 30, 2014, $52.8 million). (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) Generally, the Fund invests in companies that have higher earnings and/or revenue growth histories or expectations relative to the Russell 1000® Index. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in alphabetical order, not in order of importance or likelihood of occurrence. Loss of money is a risk of investing in the Fund.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use exchange-listed equity futures contracts to equitize cash held in the portfolio. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Growth Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Companies with strong growth potential (both domestic and foreign) tend to have higher than average price-to-earnings ratios, meaning that these stocks are more expensive than average relative to the companies’ earnings. The market prices of equity securities of growth companies are often quite volatile, since the prices may be particularly sensitive to economic, market, or company developments and may present a greater degree of risk of loss.

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Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Stock Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Market Risk. The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns) and capital gains.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad measure of market performance.

Class S shares of the Fund had not commenced operations as of the date of this prospectus. The returns of the Class S shares would have been substantially similar to the returns of Class Y-3 shares; however, because the Class S shares are subject to a 12b-1 fee and an internal administrative fee, while the Class Y-3 shares are not, the returns of the Class S shares would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(2006 is Class Y-3’s first full calendar year of operation)

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The Fund’s calendar year-to-date return as of June 30, 2014 was 1.67%.

The Fund’s highest return for a quarter during the periods shown above was 18.17%, for the quarter ended March 31, 2012.

The Fund’s lowest return for a quarter during the periods shown above was -23.66%, for the quarter ended December 31, 2008.

Average Annual Total Returns For the Periods Ended December 31, 2013
	1 Year	5 Years	Life of Fund (Inception August 15, 2005)
Mercer US Large Cap Growth Equity Fund – Class Y-3 Shares
Return Before Taxes	34.91%	20.46%	7.71%
Return After Taxes on Distributions	27.49%	18.94%	6.76%
Return After Taxes on Distributions and Sale of Fund Shares	24.85%	16.68%	6.14%
Russell 1000® Growth Index(1) (reflects no deduction for fees, expenses, or taxes)	33.48%	20.39%	8.31%

(1)	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and cannot be invested in directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Advisor:

Mercer Investment Management, Inc.

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Subadvisors and Portfolio Managers:

Columbia Management Investment Advisers, LLC (“Columbia”)

●	Thomas Galvin, CFA, Senior Portfolio Manager and Head of Focused Large Cap Growth, joined Columbia in May 2010. Mr. Galvin began managing Columbia’s allocated portion of the Fund’s portfolio in April 2014.
●	Richard Carter, Portfolio Manager, joined Columbia in May 2010. Mr. Carter began managing Columbia’s allocated portion of the Fund’s portfolio in April 2014.
●	Todd Herget, Portfolio Manager, joined Columbia in May 2010. Mr. Herget began managing Columbia’s allocated portion of the Fund’s portfolio in April 2014.

HS Management Partners, LLC (“HSMP”)

●	Harry W. Segalas, Managing Partner & Chief Investment Officer, founded HS Management Partners in 2007. Mr. Segalas began managing HSMP’s allocated portion of the Fund’s portfolio in April 2014.

SSgA Funds Management, Inc. (“SSgA FM”)

●	Michael O. Martel, Vice President and Senior Portfolio Manager, joined State Street Global Advisors (“SSgA”) in 1998. Mr. Martel began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Charles McGinn, Vice President and Senior Portfolio Manager, joined SSgA in 1998. Mr. McGinn began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Tyhesha Harrington, Vice President and Senior Portfolio Manager, joined SSgA FM in 2006. Ms. Harrington began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.

Sands Capital Management, LLC (“Sands Capital”)

●	Frank M. Sands, CFA, Chief Executive Officer and Chief Investment Officer, joined Sands Capital in 2000, and began managing Sands Capital’s allocated portion of the Fund’s portfolio in 2005.
●	Thomas M. Ricketts, CFA, Research Analyst and Senior Portfolio Manager, joined Sands Capital in 1994, and began managing Sands Capital’s allocated portion of the Fund’s portfolio in 2011.
●	A. Michael Sramek, CFA, Research Analyst and Senior Portfolio Manager, joined Sands Capital in 2001, and began managing Sands Capital’s allocated portion of the Fund’s portfolio in 2013.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 56 of this prospectus.

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Mercer US Large Cap Value Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class S shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.53%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses (1)	0.33%

Acquired Fund Fees and Expenses	None

Total Annual Fund Operating Expenses	1.11%

(1)	The “Other Expenses” shown are based on estimated amounts for the Fund’s current fiscal year, as the Class S shares of the Fund had not commenced operations as of the date of this prospectus. “Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses, a sub-transfer agent payment of 0.10% paid by the Class S shares of the Fund and an internal administrative fee of 0.15% paid by the Class S shares of the Fund to the Advisor.

Example

The example below is intended to help you compare the costs of investing in the Class S shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class S shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$113	$353	$612	$1,352

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

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Principal Investment Strategies

The Fund invests principally in equity securities (such as common stock) issued by large capitalization U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of large capitalization U.S. companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “large capitalization U.S. companies” to be companies, at the time of investment, whose market capitalizations exceed the market capitalization of the smallest company included in the Russell 1000® Value Index, as measured at the end of the preceding month (as of June 30, 2014, $58 million). Generally, the Fund invests in stocks that appear to be undervalued based on the stocks’ intrinsic values relative to their current market prices. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in alphabetical order, not in order of importance or likelihood of occurrence. Loss of money is a risk of investing in the Fund.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use exchange-listed equity futures contracts to equitize cash held in the portfolio. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Stock Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

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Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Market Risk. The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns) and capital gains.

Value Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Value stocks represent companies that tend to have lower than average price to earnings ratios and are therefore cheaper than average relative to the companies’ earnings. These companies may have relatively weak balance sheets and, during economic downturns, these companies may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations. A particular value stock may not increase in price, as anticipated by a subadvisor, if other investors fail to recognize the stock’s value or the catalyst that the subadvisor believes will increase the price of the stock does not affect the price of the stock in the manner or to the degree that the subadvisor anticipates. Also, cyclical stocks tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also tend to lose value more quickly in economic downturns.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad measure of market performance.

Class S shares of the Fund had not commenced operations as of the date of this prospectus. The returns of the Class S shares would have been substantially similar to the returns of Class Y-3 shares; however, because the Class S shares are subject to a 12b-1 fee and an internal administrative fee, while the Class Y-3 shares are not, the returns of the Class S shares would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(2006 is Class Y-3’s first full calendar year of operation)

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The Fund’s calendar year-to-date return as of June 30, 2014 was 6.75%.

The Fund’s highest return for a quarter during the periods shown above was 16.39%, for the quarter ended September 30, 2009.

The Fund’s lowest return for a quarter during the periods shown above was -22.05%, for the quarter ended December 31, 2008.

Average Annual Total Returns For the Periods Ended December 31, 2013
	1 Year	5 Years	Life of Fund (Inception August 15, 2005)
Mercer US Large Cap Value Equity Fund – Class Y-3 Shares
Return Before Taxes	40.44%	17.41%	5.35%
Return After Taxes on Distributions	39.84%	17.06%	4.85%
Return After Taxes on Distributions and Sale of Fund Shares	23.36%	14.17%	4.26%
Russell 1000® Value Index(1) (reflects no deduction for fees, expenses, or taxes)	32.53%	16.67%	6.56%

(1)	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and cannot be invested in directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Advisor:

Mercer Investment Management, Inc.

Subadvisors and Portfolio Managers:

Brandywine Global Investment Management, LLC (“Brandywine”)

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Brandywine’s allocated portion of the Fund’s portfolio is managed by the following members of the firm’s Large Cap Value Equity Team:

●	Patrick Kaser, Portfolio Manager and lead of the Large Cap Value Equity Team, joined Brandywine in 1998. Mr. Kaser began managing Brandywine’s allocated portion of the Fund’s portfolio in 2011.
●	James Clarke, Portfolio Manager and back-up portfolio manager of the Large Cap Value Equity Team, rejoined the Firm in 2008. Mr. Clarke began managing Brandywine’s allocated portion of the Fund’s portfolio in 2011.

O’Shaughnessy Asset Management, LLC (“O’Shaughnessy”)

●	James O’Shaughnessy, Chief Executive Officer, Chief Investment Officer, and Chairman of O’Shaughnessy since 2007. Mr. O’Shaughnessy began managing O’Shaughnessy’s allocated portion of the Fund’s portfolio in 2010.
●	Christopher Meredith, Senior Portfolio Manager and Director of Portfolio Management and Research of O’Shaughnessy since 2007. Mr. Meredith began managing O’Shaughnessy’s allocated portion of the Fund’s portfolio in 2010.

Robeco Investment Management, Inc. (“RIM”)

●	Mark Donovan, CFA, Co-Chief Executive Officer, head of the large cap equity team and a senior portfolio manager, joined RIM in 1995, and began managing RIM’s allocated portion of the Fund’s portfolio in 2009.
●	David Pyle, CFA, Managing Director, joined RIM in 2000, and began managing RIM’s allocated portion of the Fund’s portfolio in 2009.

SSgA Funds Management, Inc. (“SSgA FM”)

●	Michael O. Martel, Vice President and Senior Portfolio Manager, joined State Street Global Advisors (“SSgA”) in 1998. Mr. Martel began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Charles McGinn, Vice President and Senior Portfolio Manager, joined SSgA in 1998. Mr. McGinn began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Tyhesha Harrington, Vice President and Senior Portfolio Manager, joined SSgA FM in 2006. Ms. Harrington began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.

The Boston Company Asset Management, LLC (“TBCAM”)

TBCAM’s allocated portion of the Fund’s portfolio is managed by the following members of the firm’s Large Cap Value Equity Team:

●	Brian Ferguson, Senior Managing Director, joined TBCAM in June 1997, and began managing TBCAM’s allocated portion of the Fund’s portfolio in 2011.
●	John Bailer, Managing Director, joined TBCAM in November 1994, and began managing TBCAM’s allocated portion of the Fund’s portfolio in 2011.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 56 of this prospectus.

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Mercer US Small/Mid Cap Growth Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class S shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses (1)	0.34%

Acquired Fund Fees and Expenses	None

Total Annual Fund Operating Expenses	1.49%

(1)	The “Other Expenses” shown are based on estimated amounts for the Fund’s current fiscal year, as the Class S shares of the Fund had not commenced operations as of the date of this prospectus. “Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses, a sub-transfer agent payment of 0.10% paid by the Class S shares of the Fund and an internal administrative fee of 0.15% paid by the Class S shares of the Fund to the Advisor.

Example

The example below is intended to help you compare the costs of investing in the Class S shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class S shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$152	$471	$813	$1,779

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

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Principal Investment Strategies

The Fund invests principally in equity securities (such as common stock) issued by small-to-medium capitalization U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of small-to-medium capitalization U.S. companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “small-to-medium capitalization U.S. companies” to be companies with market capitalizations between $25 million and the largest company included in the Russell 2500TM Index (as of June 30, 2014, $9.9 billion). Generally, the Fund invests in companies that have higher earnings and/or revenue growth histories or expectations relative to the Russell 2500TM Index. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in alphabetical order, not in order of importance or likelihood of occurrence. Loss of money is a risk of investing in the Fund.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use exchange-listed equity futures contracts to equitize cash held in the portfolio. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Growth Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Companies with strong growth potential (both domestic and foreign) tend to have higher than average price-to-earnings ratios, meaning that these stocks are more expensive than average relative to the companies’ earnings. The market prices of equity securities of growth companies are often quite volatile, since the prices may be particularly sensitive to economic, market, or company developments and may present a greater degree of risk of loss.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

12

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Market Risk. The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns) and capital gains.

Small and Medium Capitalization Stock Risk. The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Securities of small and medium capitalization companies also may pay no, or only small, dividends. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad measure of market performance.

Class S shares of the Fund had not commenced operations as of the date of this prospectus. The returns of the Class S shares would have been substantially similar to the returns of Class Y-3 shares; however, because the Class S shares are subject to a 12b-1 fee and an internal administrative fee, while the Class Y-3 shares are not, the returns of the Class S shares would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(2006 is Class Y-3’s first full calendar year of operation)

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The Fund’s calendar year-to-date return as of June 30, 2014 was 0.72%.

The Fund’s highest return for a quarter during the periods shown above was 17.29%, for the quarter ended June 30, 2009.

The Fund’s lowest return for a quarter during the periods shown above was -26.99%, for the quarter ended December 31, 2008.

Average Annual Total Returns For the Periods Ended December 31, 2013
	1 Year	5 Years	Life of Fund (Inception August 15, 2005)
Mercer US Small/Mid Cap Growth Equity Fund – Class Y-3 Shares
Return Before Taxes	37.04%	23.08%	9.03%
Return After Taxes on Distributions	31.35%	21.22%	7.58%
Return After Taxes on Distributions and Sale of Fund Shares	23.89%	18.78%	7.03%
Russell 2500™ Growth Index(1) (reflects no deduction for fees, expenses, or taxes)	40.65%	24.03%	9.89%

(1)	The Russell 2500™ Growth Index measures the performance of those Russell 2500™ companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and cannot be invested in directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Advisor:

Mercer Investment Management, Inc.

Subadvisors and Portfolio Managers:

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Jackson Square Partners, LLC (“Jackson Square”)

●	Christopher J. Bonavico, CFA, Portfolio Manager, Equity Analyst, joined Jackson Square at its inception in May 2014. Mr. Bonavico began managing an allocated portion of the Fund’s portfolio in 2011 while employed with a previous subadvisor to the Fund.
●	Kenneth F. Broad, CFA, Portfolio Manager, Equity Analyst, joined Jackson Square at its inception in May 2014. Mr. Broad began managing an allocated portion of the Fund’s portfolio in 2011 while employed with a previous subadvisor to the Fund.

Palisade Capital Management, L.L.C. (“Palisade”)

●	Sammy Oh, Managing Director and Senior Portfolio Manager, joined Palisade in 2009. Mr. Oh began managing Palisade’s allocated portion of the Fund’s portfolio in 2012.

SSgA Funds Management, Inc. (“SSgA FM”)

●	Michael O. Martel, Vice President and Senior Portfolio Manager, joined State Street Global Advisors (“SSgA”) in 1998. Mr. Martel began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Charles McGinn, Vice President and Senior Portfolio Manager, joined SSgA in 1998. Mr. McGinn began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Tyhesha Harrington, Vice President and Senior Portfolio Manager, joined SSgA FM in 2006. Ms. Harrington began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.

Westfield Capital Management Company, L.P. (“Westfield”)

●	William A. Muggia, Chief Executive Officer, Chief Investment Officer, President, and Managing Partner, joined Westfield in 1994, and has been managing Westfield’s allocated portion of the Fund’s portfolio since inception in 2005.
●	Ethan J. Meyers, CFA, Managing Partner, joined Westfield in 1999 and has been managing Westfield’s allocated portion of the Fund’s portfolio since inception in 2005.

●	John M. Montgomery, Managing Partner and Portfolio Strategist, joined Westfield in 2006 and began managing Westfield’s allocated portion of the Fund’s portfolio in 2006.

●	Hamlen Thompson, Managing Partner, joined Westfield in 2003 and has been managing Westfield’s allocated portion of the Fund’s portfolio since inception in 2005.
●	Bruce N. Jacobs, CFA, Managing Partner, joined Westfield in 2003 and has been managing Westfield’s allocated portion of the Fund’s portfolio since inception in 2005.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 56 of this prospectus.

15

Mercer US Small/Mid Cap Value Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class S shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses (1)	0.35%

Acquired Fund Fees and Expenses	0.04%

Total Annual Fund Operating Expenses	1.54%

(1)	The “Other Expenses” shown are based on estimated amounts for the Fund’s current fiscal year, as the Class S shares of the Fund had not commenced operations as of the date of this prospectus. “Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses, a sub-transfer agent payment of 0.10% paid by the Class S shares of the Fund and an internal administrative fee of 0.15% paid by the Class S shares of the Fund to the Advisor.

Example

The example below is intended to help you compare the costs of investing in the Class S shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class S shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$157	$486	$839	$1,834

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 122% of the average value of its portfolio.

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Principal Investment Strategies

The Fund invests principally in equity securities (such as common stock) issued by small-to-medium capitalization U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of small-to-medium capitalization U.S. companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “small-to-medium capitalization U.S. companies” to be companies with market capitalizations between $25 million and the largest company included in the Russell 2500™ Index (as of June 30, 2014, $9.9 billion). Generally, the Fund invests in stocks that appear to be undervalued based on the stocks’ intrinsic values relative to their current market prices. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in alphabetical order, not in order of importance or likelihood of occurrence. Loss of money is a risk of investing in the Fund.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use exchange-listed equity futures contracts to equitize cash held in the portfolio. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Market Risk. The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of

17

one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns) and capital gains.

Small and Medium Capitalization Company Risk. The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Securities of small and medium capitalization companies also may pay no, or only small, dividends. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

Value Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Value stocks represent companies that tend to have lower than average price to earnings ratios and are therefore cheaper than average relative to the companies’ earnings. These companies may have relatively weak balance sheets and, during economic downturns, these companies may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations. A particular value stock may not increase in price, as anticipated by the subadvisor, if other investors fail to recognize the stock’s value or the catalyst that the subadvisor believes will increase the price of the stock does not affect the price of the stock in the manner or to the degree that the subadvisor anticipates. Also, cyclical stocks tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also tend to lose value more quickly in economic downturns.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad measure of market performance.

Class S shares of the Fund had not commenced operations as of the date of this prospectus. The returns of the Class S shares would have been substantially similar to the returns of Class Y-3 shares; however, because the Class S shares are subject to a 12b-1 fee and an internal administrative fee, while the Class Y-3 shares are not, the returns of the Class S shares would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

18

(2006 is Class Y-3’s first full calendar year of operation)

The Fund’s calendar year-to-date return as of June 30, 2014 was 4.92%.

The Fund’s highest return for a quarter during the periods shown above was 20.32%, for the quarter ended September 30, 2009.

The Fund’s lowest return for a quarter during the periods shown above was -28.05%, for the quarter ended December 31, 2008.

Average Annual Total Returns For the Periods Ended December 31, 2013
	1 Year	5 Years	Life of Fund (Inception August 15, 2005)
Mercer US Small/Mid Cap Value Equity Fund – Class Y-3 Shares
Return Before Taxes	34.50%	20.29%	6.34%
Return After Taxes on Distributions	26.59%	18.33%	4.97%
Return After Taxes on Distributions and Sale of Fund Shares	22.12%	16.19%	4.75%
Russell 2500™ Value Index(1) (reflects no deduction for fees, expenses, or taxes)	33.32%	19.61%	7.86%

(1)	The Russell 2500™ Value Index measures the performance of those Russell 2500™ companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and cannot be invested in directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Advisor:

19

Mercer Investment Management, Inc.

Subadvisors and Portfolio Managers:

NWQ Investment Management Company, LLC (“NWQ”)

●	Phyllis G. Thomas, CFA, Managing Director, joined NWQ in 1990, and began managing NWQ’s allocated portion of the Fund’s portfolio in 2006.

River Road Asset Management, LLC (“River Road”)

●	James C. Shircliff, CFA, Chief Investment Officer, joined River Road in 2005, and began managing River Road’s allocated portion of the Fund’s portfolio in 2009.
●	R. Andrew Beck, President and Chief Executive Officer, joined River Road in 2005, and began managing River Road’s allocated portion of the Fund’s portfolio in 2009.
●	J. Justin Akin, Portfolio Manager, joined River Road in 2005, and began managing River Road’s allocated portion of the Fund’s portfolio in 2012.

SSgA Funds Management, Inc. (“SSgA FM”)

●	Michael O. Martel, Vice President and Senior Portfolio Manager, joined State Street Global Advisors (“SSgA”) in 1998. Mr. Martel began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Charles McGinn, Vice President and Senior Portfolio Manager, joined SSgA in 1998. Mr. McGinn began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Tyhesha Harrington, Vice President and Senior Portfolio Manager, joined SSgA FM in 2006. Ms. Harrington began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.

Systematic Financial Management, L.P. (“Systematic”)

●	Ronald M. Mushock, CFA, Managing Partner and lead portfolio manager for Systematic’s mid cap portfolios and small/mid cap portfolios, joined Systematic in 1997, and began managing Systematic’s allocated portion of the Fund’s portfolio in 2008.
●	D. Kevin McCreesh, CFA, Managing Partner, Chief Investment Officer and lead portfolio manager for Systematic’s large and small cap portfolios, joined Systematic in 1996, and began managing Systematic’s allocated portion of the Fund’s portfolio in 2008.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 56 of this prospectus.

20

Mercer Non-US Core Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class S shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.74%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses (1)	0.37%

Acquired Fund Fees and Expenses	None

Total Annual Fund Operating Expenses	1.36%

(1)	The “Other Expenses” shown are based on estimated amounts for the Fund’s current fiscal year, as the Class S shares of the Fund had not commenced operations as of the date of this prospectus. “Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses, a sub-transfer agent payment of 0.10% paid by the Class S shares of the Fund and an internal administrative fee of 0.15% paid by the Class S shares of the Fund to the Advisor.

Example

The example below is intended to help you compare the costs of investing in the Class S shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class S shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$138	$431	$745	$1,635

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

21

Principal Investment Strategies

The Fund invests principally in equity securities (such as common stock) issued by non-U.S. companies of any capitalization, located in the world’s developed and emerging capital markets. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of non-U.S. companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents.

Certain subadvisors may employ a quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

Securities of non-U.S. companies generally include all securities included in the Fund’s benchmark index. In addition, securities of non-U.S. companies may include: (a) securities of companies that are organized under the laws of, or maintain their principal places of business in, countries other than the United States; (b) securities for which the principal trading market is in a country other than the United States; (c) securities issued or guaranteed by the government of a country other than the United States, such government’s agencies or instrumentalities, or the central bank of such country; (d) securities denominated in the currency issued by a country other than the United States; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in countries other than the United States or have at least 50% of their assets in countries other than the United States; (f) equity securities of companies in countries other than the United States, in the form of depositary receipts; or (g) securities issued by pooled investment vehicles that invest primarily in securities or derivative instruments that derive their value from securities of non-U.S. companies. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in alphabetical order, not in order of importance or likelihood of occurrence. Loss of money is a risk of investing in the Fund.

Crowding/Convergence Risk. To the extent that a quantitative-focused subadvisor is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense.

Currency Exchange Rate Risk. Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or

22

currencies. A subadvisor may use exchange-listed equity futures contracts to equitize cash held in the portfolio. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.

Emerging Markets Investments Risk. Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign Investments Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Foreign securities may be subject to foreign taxes. Many foreign governments may supervise and regulate their financial markets less stringently than the United States government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, and social conditions in those countries.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Involuntary Disclosure Risk. The models and proprietary research of a quantitative subadvisor are largely protected by the subadvisor through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadvisor’s models and data, and thereby impair the relative or absolute performance of the Fund.

Large Capitalization Stock Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

23

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Market Risk. The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Model and Data Risk. Quantitative models (both proprietary models developed by a quantitative-focused subadvisor, and those supplied by third parties) and information and data supplied by third parties can be incorrect, misleading or incomplete, and any decisions made in reliance thereon can expose the Fund to potential risks of loss. In addition, the use of predictive models can also expose the Fund to potential risks of loss. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.

Obsolescence Risk. The Fund is unlikely to be successful unless the assumptions made by quantitative-focused subadvisors in their underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadvisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result.

Political and Economic Risk. The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), and the imposition of trade sanctions.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns) and capital gains.

Programming and Modeling Error Risk. Because of the complexity of quantitative-focused investment strategy programming and modeling, there is a risk that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance and likely would not constitute a trade error under a quantitative-focused subadvisor’s policies.

Small and Medium Capitalization Stock Risk. The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large

24

capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad measure of market performance.

Class S shares of the Fund had not commenced operations as of the date of this prospectus. The returns of the Class S shares would have been substantially similar to the returns of Class Y-3 shares; however, because the Class S shares are subject to a 12b-1 fee and an internal administrative fee, while the Class Y-3 shares are not, the returns of the Class S shares would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(2007 is Class Y-3’s first full calendar year of operation)

The Fund’s calendar year-to-date return as of June 30, 2014 was 4.33%.

The Fund’s highest return for a quarter during the periods shown above was 25.91%, for the quarter ended June 30, 2009.

The Fund’s lowest return for a quarter during the periods shown above was -23.60%, for the quarter ended December 31, 2008.

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Average Annual Total Returns For the Periods Ended December 31, 2013
	1 Year	5 Years	Life of Fund (Inception August 18, 2006)
Mercer Non-US Core Equity Fund – Class Y-3 Shares
Return Before Taxes	26.40%	13.53%	2.90%
Return After Taxes on Distributions	24.08%	12.90%	2.25%
Return After Taxes on Distributions and Sale of Fund Shares	16.51%	10.93%	2.30%
MSCI EAFE® Index(1) (reflects no deduction for fees, expenses, or taxes)	22.78%	12.44%	3.08%

(1)	The MSCI EAFE® Index measures the performance of equity securities in developed markets outside of North America, including Europe, Australasia, and the Far East. The index is unmanaged and cannot be invested in directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Advisor:

Mercer Investment Management, Inc.

Subadvisors and Portfolio Managers:

American Century Investment Management, Inc. (“American Century”)

●	Rajesh Gandhi, CFA, Vice President and Senior Portfolio Manager, joined American Century in 2002. Mr. Gandhi began managing American Century’s allocated portion of the Fund’s portfolio in 2013.

Arrowstreet Capital, Limited Partnership (“Arrowstreet”)

●	Peter Rathjens, Ph.D., Partner, Chief Investment Officer, joined Arrowstreet in 1999. Mr. Rathjens began managing Arrowstreet’s allocated portion of the Fund’s portfolio in 2010.
●	John Capeci, Ph.D., Partner, Portfolio Management, joined Arrowstreet in 1999. Mr. Capeci began managing Arrowstreet’s allocated portion of the Fund’s portfolio in 2010.

●	Manolis Liodakis, Ph. D., Partner, Portfolio Management, joined Arrowstreet in 2012. Mr. Liodakis began managing Arrowstreet’s allocated portion of the Fund’s portfolio in 2012.

●	Tuomo Vuolteenaho, Ph.D., Partner, Co-Head of Research, joined Arrowstreet in 2005. Mr. Vuolteenaho began managing Arrowstreet’s allocated portion of the Fund’s portfolio in 2010.

Lingohr & Partner North America, Inc. (“Lingohr”)

Lingohr’s allocated portion of the Fund’s portfolio is managed by the entire portfolio management team; however the following members of the firm’s portfolio management team are specifically assigned to the Fund:

●	Dagmar Rittstieg, Partner and Senior Portfolio Manager, joined Lingohr & Partner Asset Management GmbH in 2004. Mrs. Rittstieg began managing Lingohr’s allocated portion of the Fund’s portfolio in 2012.
●	Oliver Weiler, Senior Portfolio Manager, joined Lingohr & Partner Asset Management GmbH in 2007. Mr. Weiler began managing Lingohr’s allocated portion of the Fund’s portfolio in 2012.

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●	Dana Deusing, Senior Portfolio Manager, joined Lingohr & Partner Asset Management GmbH in 2007. Mrs. Deusing began managing Lingohr’s allocated portion of the Fund’s portfolio in 2012.
●	Frank Fiedler, Partner and Senior Manager, joined Lingohr & Partner Asset Management GmbH in 1993. Mr. Fiedler began managing Lingohr’s allocated portion of the Fund’s portfolio in 2012.
●	Reinhard Niebuhr, Portfolio Manager, joined Lingohr & Partner Asset Management GmbH in 2011. Mr. Niebuhr began managing Lingohr’s allocated portion of the Fund’s portfolio in 2012.
●	Goran Vasiljevic, Senior Portfolio Manager, joined Lingohr & Partner Asset Management GmbH in 2011. Mr. Vasiljevic began managing Lingohr’s allocated portion of the Fund’s portfolio in 2012.
●	Nicole Dederding, Portfolio Manager, joined Lingohr & Partner Asset Management GmbH in 2009. Mrs. Dederding began managing Lingohr’s allocated portion of the Fund’s portfolio in 2013.

Massachusetts Financial Services Company (“MFS”)

●	Barnaby Wiener, Investment Officer, joined MFS in 1998, and began managing MFS’ allocated portion of the Fund’s portfolio in 2009.
●	Benjamin Stone, Investment Officer, joined MFS in 2005, and began managing MFS’ allocated portion of the Fund’s portfolio in 2009.

SSgA Funds Management, Inc. (“SSgA FM”)

●	Michael O. Martel, Vice President and Senior Portfolio Manager, joined State Street Global Advisors (“SSgA”) in 1998. Mr. Martel began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Charles McGinn, Vice President and Senior Portfolio Manager, joined SSgA in 1998. Mr. McGinn began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Tyhesha Harrington, Vice President and Senior Portfolio Manager, joined SSgA FM in 2006. Ms. Harrington began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 56 of this prospectus.

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Mercer Emerging Markets Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class S shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses (1)	0.49%

Acquired Fund Fees and Expenses	None

Total Annual Fund Operating Expenses	1.54%

(1)	The “Other Expenses” shown are based on estimated amounts for the Fund’s current fiscal year, as the Class S shares of the Fund had not commenced operations as of the date of this prospectus. “Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses, a sub-transfer agent payment of 0.10% paid by the Class S shares of the Fund and an internal administrative fee of 0.15% paid by the Class S shares of the Fund to the Advisor.

Example

The example below is intended to help you compare the costs of investing in the Class S shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class S shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$157	$486	$839	$1,834

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings, in equity securities (such as dividend-paying securities, common stock and preferred stock) of companies that are located in emerging markets, other investments that are tied economically to emerging markets, as well as in American, European, and Global Depositary Receipts (“Depositary Receipts”). The Fund invests in large, medium and small capitalization companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. The Fund’s portfolio securities are denominated primarily in foreign currencies and are typically held outside the U.S.

Stock index futures and various types of swaps may be used to implement the country selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, swaps, and currency forwards to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Certain subadvisors may employ a systematic and quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index. In determining if a security is economically tied to an emerging market country the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. The Fund’s subadvisors may determine a security is economically tied to an emerging market country based on other factors, such as an issuer’s country of domicile, where the majority of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to emerging market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indices of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to an emerging market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is economically tied to an emerging market country as described above.

In addition, the Fund may invest its assets in equity securities of companies that are located in “frontier markets” countries and other investments that are tied economically to “frontier markets” countries. “Frontier markets” is often used to describe the markets of smaller, less accessible, but still investable, countries of the developing world. “Frontier market” countries include all countries represented by the MSCI Frontier Markets Index. The securities of frontier market companies tend to be considered small and/or micro-cap.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in alphabetical order, not in order of importance or likelihood of occurrence. Loss of money is a risk of investing in the Fund.

Crowding/Convergence Risk. To the extent that a quantitative-focused subadvisor is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense.

Currency Exchange Rate Risk. Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment

29

denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as options, futures, forwards, swap agreements, and mortgage- and asset-backed securities. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes, or facilitating certain portfolio transactions. A subadvisor may also use derivatives such as exchange-listed equity futures contracts, swaps and currency forwards to equitize cash held in the portfolio. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. Certain derivatives, such as swap agreements, are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Emerging Markets Investments Risk. Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign Investments Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Foreign securities may be subject to foreign taxes. Many foreign governments may supervise and regulate their financial markets less stringently than

30

the United States government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, and social conditions in those countries.

Frontier Markets Investments Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Involuntary Disclosure Risk. The models and proprietary research of a quantitative subadvisor are largely protected by the subadvisor through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadvisor’s models and data, and thereby impair the relative or absolute performance of the Fund.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Stock Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Market Risk. The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise.

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Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Model and Data Risk. Quantitative models (both proprietary models developed by a quantitative-focused subadvisor, and those supplied by third parties) and information and data supplied by third parties can be incorrect, misleading or incomplete, and any decisions made in reliance thereon can expose the Fund to potential risks of loss. In addition, the use of predictive models can also expose the Fund to potential risks of loss. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.

Obsolescence Risk. The Fund is unlikely to be successful unless the assumptions made by quantitative-focused subadvisors in their underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadvisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result.

Political and Economic Risk. The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), and the imposition of trade sanctions.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns) and capital gains.

Programming and Modeling Error Risk. Because of the complexity of quantitative-focused investment strategy programming and modeling, there is a risk that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance and likely would not constitute a trade error under a quantitative-focused subadvisor’s policies.

Small and Medium Capitalization Stock Risk. The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

The Fund is not intended to serve as a complete investment program.

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Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing the performance of the Fund’s Class Y-3 shares for one year and comparing the Fund’s average annual returns over time with a broad measure of market performance.

Class S shares of the Fund had not commenced operations as of the date of this prospectus. The returns of the Class S shares would have been substantially similar to the returns of Class Y-3 shares; however, because the Class S shares are subject to a 12b-1 fee and an internal administrative fee, while the Class Y-3 shares are not, the returns of the Class S shares would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(2013 is Class Y-3’s first full calendar year of operation).

The Fund’s calendar year-to-date return as of June 30, 2014 was 6.47%.

The Fund’s highest return for a quarter during the period shown above was 3.87%, for the quarter ended September 30, 2013.

The Fund’s lowest return for a quarter during the period shown above was -6.48%, for the quarter ended June 30, 2013.

Average Annual Total Returns For the Periods Ended December 31, 2013
	1 Year	Life of Fund (Inception May 1, 2012)
Mercer Emerging Markets Equity Fund – Class Y-3 Shares
Return Before Taxes	-3.05%	2.02%
Return After Taxes on Distributions	-3.67%	1.51%
Return After Taxes on Distributions and Sale of Fund Shares	-1.43%	1.45%
MSCI Emerging Markets Index(1) (reflects no deduction for fees, expenses, or taxes)	-2.60%	1.29%

(1)	The MSCI Emerging Markets Index measures the performance of equity securities in global emerging markets. The index is unmanaged and cannot be invested in directly.

33

Fund Management

Investment Advisor:

Mercer Investment Management, Inc.

Subadvisors and Portfolio Managers:

AQR Capital Management, LLC (“AQR”)

●	Jacques A. Friedman, M.S., Principal, joined AQR in 1998, and began managing AQR’s allocated portion of the Fund’s portfolio in May 2012.
●	Oktay Kurbanov, M.B.A., Principal, joined AQR in 1998, and began managing AQR’s allocated portion of the Fund’s portfolio in May 2012.
●	Lars N. Nielsen, M.Sc., Principal, joined AQR in 2000, and began managing AQR’s allocated portion of the Fund’s portfolio in May 2012.

Investec Asset Management Limited (“Investec”)

●	Archie Hart, Portfolio Manager, joined Investec in 2008. Mr. Hart began managing Investec’s allocated portion of the Fund’s portfolio in 2013.

Kleinwort Benson Investors International Ltd. (“KBI”)

●	Gareth Maher, B.Comm, M.Econ. Sc., Head of Portfolio Management – Dividend Plus, joined KBI in 2000, and began managing KBI’s allocated portion of the Fund’s portfolio in May 2012.
●	David Hogarty, BA Econ. & Politics, I.M.C., Head of Strategy Development – Dividend Plus, joined KBI in 1994, and began managing KBI’s allocated portion of the Fund’s portfolio in May 2012.
●	Ian Madden BBS in Finance & Accounting, IMC, Portfolio Manager – Dividend Plus, joined KBI in November 2000, and began managing KBI’s allocated portion of the Fund’s portfolio in May 2012.
●	James Collery, BA, IMC, Portfolio Manager – Dividend Plus, joined KBI in January 2001, and began managing KBI’s allocated portion of the Fund’s portfolio in May 2012.

SSgA Funds Management, Inc. (“SSgA FM”)

●	Michael O. Martel, Vice President and Senior Portfolio Manager, joined State Street Global Advisors (“SSgA”) in 1998. Mr. Martel began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Charles McGinn, Vice President and Senior Portfolio Manager, joined SSgA in 1998. Mr. McGinn began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Tyhesha Harrington, Vice President and Senior Portfolio Manager, joined SSgA FM in 2006. Ms. Harrington began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.

Vontobel Asset Management, Inc. (“Vontobel”)

●	Rajiv Jain, Co-Chief Executive Officer, Managing Director and Portfolio Manager – International and Emerging Markets Equities, joined Vontobel in 1994, and began managing Vontobel’s allocated portion of the Fund’s portfolio in May 2012.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 56 of this prospectus.

34

Mercer Global Low Volatility Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class S shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses (1)	0.34%

Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses	1.35%

Management Fee Waiver/Expense Reimbursement or Recaptured Expense	0.01%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement or Recaptured Expense(2)	1.36%

(1)	The “Other Expenses” shown are based on estimated amounts for the Fund’s current fiscal year, as the Class S shares had not commenced operations as of the date of this prospectus. “Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses, a sub-transfer agent payment of 0.10% paid by the Class S shares of the Fund and an internal administrative fee of 0.15% paid by the Class S shares of the Fund to the Advisor.

(2)	Pursuant to an expense reimbursement agreement between the Trust, on behalf of the Fund, and the Advisor, which expired effective June 30, 2014, the Advisor is entitled to recapture any fees the Advisor waived and Fund expenses that the Advisor reimbursed for a period of three years following such fee waivers and expense reimbursements.

Example

The example below is intended to help you compare the costs of investing in the Class S shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class S shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$138	$429	$740	$1,625

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. and foreign issuers. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash, or cash equivalents. The Fund reasonably anticipates that under normal circumstances it typically will invest in approximately 25 countries and that approximately 40%-60% of its assets will be invested in equity securities of foreign issuers. In addition, the Fund may invest up to 15% of its net assets in cash, cash equivalents or cash-like investments. The Fund invests in large, medium and small capitalization companies. The Fund will seek to achieve its investment objective by matching the return of its benchmark, the MSCI World Index, over 5-7 years, with between 25-30% lower price volatility than the benchmark for the period, by investing in securities of issuers with certain volatility characteristics. Such volatility characteristics may include, but are not limited to, high return on equity, low debt to equity ratios, and high earnings growth stability.

Stock index futures and various types of swaps may be used to implement the equity security selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Certain subadvisors may employ a systematic and quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in alphabetical order, not in order of importance or likelihood of occurrence. Loss of money is a risk of investing in the Fund.

Cash and Other High Quality Instruments. The Fund may invest significantly in cash, cash equivalents or cash-like investments. In addition, the Fund may invest its assets in other equity securities and fixed-income securities with remaining maturities of less than one year. Examples of such equity and fixed-income securities may include convertible bonds, contingent convertible bonds, preference shares and warrants. These cash items and other high-quality corporate debt securities may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers’ acceptances, commercial paper, and bank certificates of deposit. If the Fund maintains a significant portion of its holdings in cash and cash-like investments, then it may reduce its participation in market volatility, but is likely also to reduce its participation in positive market returns. Additionally, significant holdings of cash and cash-like investments may result in an erosion in relative value in macroeconomic circumstances where inflation is high. As a result, if the Fund maintains significant cash positions in its portfolio over time it may experience reduced long-term total return which could impair its ability to meet its investment objective.

Crowding/Convergence Risk. To the extent that a quantitative-focused subadvisor is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense.

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Currency Exchange Rate Risk. Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as options, futures, swap agreements, and mortgage- and asset-backed securities. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes, or facilitating certain portfolio transactions. A subadvisor may also use derivatives such as exchange-listed equity futures contracts to equitize cash held in the portfolio. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. Certain derivatives, such as swap agreements, are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Emerging Markets Investments Risk. Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign Exchange Transaction Risk. The Fund may use currency futures contracts, forward currency exchange contracts or similar instruments to alter the currency exposure characteristics of securities it

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holds. Consequently there is a possibility that the performance of the Fund may be strongly influenced by movements in foreign exchange rates because the currency positions held by the Fund may not correspond with the securities positions.

Foreign Investments Risk. Investing in foreign securities, including Depositary Receipts, typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Many foreign governments may supervise and regulate their financial markets less stringently than the United States government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, and social conditions in those countries.

Involuntary Disclosure Risk. The models and proprietary research of a quantitative subadvisor are largely protected by the subadvisor through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadvisor’s models and data, and thereby impair the relative or absolute performance of the Fund.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Risk. Large capitalization companies perform differently from, and at times and for extend periods of time worse than, stocks of medium and small capitalization companies. Larger more established companies may be unable to respond quickly to new competitive challenges.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Market Risk. The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

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Model and Data Risk. Quantitative models (both proprietary models developed by a quantitative-focused subadvisor, and those supplied by third parties) and information and data supplied by third parties can be incorrect, misleading or incomplete, and any decisions made in reliance thereon can expose the Fund to potential risks of loss. In addition, the use of predictive models can also expose the Fund to potential risks of loss. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.

Obsolescence Risk. The Fund is unlikely to be successful unless the assumptions made by quantitative-focused subadvisors in their underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadvisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result.

Political and Economic Risk. The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), and the imposition of trade sanctions.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns) and capital gains.

Programming and Modeling Error Risk. Because of the complexity of quantitative-focused investment strategy programming and modeling, there is a risk that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance and likely would not constitute a trade error under a quantitative-focused subadvisor’s policies.

Small and Medium Capitalization Stock Risk. The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing the performance of the Fund’s Class Y-3 shares for one year and comparing the Fund’s average annual returns over time with a broad measure of market performance.

Class S shares of the Fund had not commenced operations as of the date of this prospectus. The returns of the Class S shares would have been substantially similar to the returns of Class Y-3 shares; however,

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because the Class S shares are subject to a 12b-1 fee and an internal administrative fee, while the Class Y-3 shares are not, the returns of the Class S shares would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(2013 is Class Y-3’s first full calendar year of operation)

The Fund’s calendar year-to-date return as of June 30, 2014 was 5.66%.

The Fund’s highest return for a quarter during the period shown above was 9.17%, for the quarter ended March 31, 2013.

The Fund’s lowest return for a quarter during the period shown above was 0.71%, for the quarter ended June 30, 2013.

Average Annual Total Returns For the Periods Ended December 31, 2013
	1 Year	Life of Fund (Inception November 6, 2012)
Mercer Global Low Volatility Equity Fund – Class Y-3 Shares
Return Before Taxes	22.25%	21.81%
Return After Taxes on Distributions	20.41%	20.20%
Return After Taxes on Distributions and Sale of Fund Shares	12.93%	16.12%
MSCI World Index(1) (reflects no deduction for fees, expenses, or taxes)	26.68%	25.97%

(1)	The MSCI World Index measures the performance of stocks in 23 developed markets in North America, Europe, and the Asia/Pacific region. The index is unmanaged and cannot be invested in directly.

Fund Management

Investment Advisor:

Mercer Investment Management, Inc.

Subadvisors and Portfolio Managers:

Acadian Asset Management LLC (“Acadian”)

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●	Brendan Bradley, Ph.D., is a Senior Vice President and Director, Portfolio Management at Acadian. Mr. Bradley joined Acadian in September 2004. Mr. Bradley began managing Acadian’s allocated portion of the Fund’s portfolio in November 2012.
●	Ryan Taliaferro, Ph.D., is a Senior Vice President and serves as a Portfolio Manager. Mr. Taliaferro joined Acadian in May 2011. Mr. Taliaferro began managing Acadian’s allocated portion of the Fund’s portfolio in November 2012.
●	Ryan Stever, Ph.D., is a Senior Vice President and serves as a Portfolio Manager at Acadian. Mr. Stever joined Acadian in December 2007. Mr. Stever began managing Acadian’s allocated portion of the Fund’s portfolio in November 2012.
●	Mark Birmingham is a Vice President and Associate Portfolio Manager for Acadian’s Managed Volatility strategies. Mr. Birmingham joined Acadian in October 2013 and at that time began managing Acadian’s allocated portion of the Fund’s portfolio.

First Eagle Investment Management, LLC (“First Eagle”)

●	Matthew McLennan is a Portfolio Manager and Head of the First Eagle Global Value Team. He joined First Eagle in 2008. Mr. McLennan began managing First Eagle’s allocated portion of the Fund’s portfolio in November 2012.
●	Abhay Deshpande is a Portfolio Manager of the First Eagle Global Value team. He joined First Eagle in 2000. Mr. Deshpande began managing First Eagle’s allocated portion of the Fund’s portfolio in November 2012.
●	Kimball Brooker, Jr. is a Portfolio Manager and Deputy Head of the First Eagle Global Value team. He joined First Eagle in 2009. Mr. Brooker began managing First Eagle’s allocated portion of the Fund’s portfolio in November 2012.

MFG Asset Management (“MFG”)

●	Hamish Douglass is the Chief Executive Officer and Managing Director of MFG. He co-founded MFG in July 2006. Mr. Douglass began managing MFG’s allocated portion of the Fund’s portfolio in November 2012.

SSgA Funds Management, Inc. (“SSgA FM”)

●	Michael O. Martel, Vice President and Senior Portfolio Manager, joined State Street Global Advisors (“SSgA”) in 1998. Mr. Martel began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Charles McGinn, Vice President and Senior Portfolio Manager, joined SSgA in 1998. Mr. McGinn began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Tyhesha Harrington, Vice President and Senior Portfolio Manager, joined SSgA FM in 2006. Ms. Harrington began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 56 of this prospectus.

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Mercer Core Fixed Income Fund

Investment Objective

The investment objective of the Fund is to provide total return, consisting of both current income and capital appreciation.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class S shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.34%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses(1)	0.34%

Acquired Fund Fees and Expenses	None

Total Annual Fund Operating Expenses	0.93%

(1)	The “Other Expenses” shown are based on estimated amounts for the Fund’s current fiscal year, as the Class S shares of the Fund had not commenced operations as of the date of this prospectus. “Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses, a sub-transfer agent payment of 0.10% paid by the Class S shares of the Fund and an internal administrative fee of 0.15% paid by the Class S shares of the Fund to the Advisor.

Example

The example below is intended to help you compare the costs of investing in the Class S shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class S shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$95	$296	$515	$1,143

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 187% of the average value of its portfolio.

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Principal Investment Strategies

The Fund invests principally in investment grade fixed income securities, including government securities, corporate bonds and securitized bonds such as mortgage and asset-backed securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities. The Fund also may invest in non-investment grade bonds (sometimes called high yield or junk bonds), non-U.S. dollar denominated bonds, bonds issued by issuers located in emerging capital markets, and certain derivative instruments. The Fund may invest in derivative instruments, such as options, futures, and swap agreements. The Fund may engage in transactions in derivatives for a variety of purposes, including changing the investment characteristics of its portfolio, enhancing total returns, or as a substitute for taking a position in the underlying asset. Generally, the Fund is managed to maintain a duration within 20% of the duration of the Barclays U.S. Aggregate Bond Index (as of June 30, 2014, the duration of the Index was approximately 5.6 years). Duration is a measure of the sensitivity of the price of a debt security (or a portfolio of debt securities) to changes in interest rates. The prices of debt securities with shorter durations generally will be less affected by changes in interest rates than the prices of debt securities with longer durations.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in alphabetical order, not in order of importance or likelihood of occurrence. Loss of money is a risk of investing in the Fund.

Call or Prepayment Risk. During periods of falling interest rates, issuers of callable securities may call or repay securities with higher interest rates before their maturity dates. If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. Early repayment of principal of mortgage-related securities could have the same effect.

Counterparty Risk. The risk that the issuer or guarantor of a fixed income security, the counterparty to a derivatives contract, or a borrower of a Fund’s securities will be unwilling or unable to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Credit Risk. Issuers of debt securities may be unable to make the required payments of interest and/or principal at the time that such payments are due. In addition, changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also can adversely affect the values of the issuers’ debt securities. Issuers of investment grade securities may still default on their obligations.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as options, futures, swap agreements, and mortgage- and asset-backed securities. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes, or facilitating certain portfolio transactions. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

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Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. Certain derivatives, such as swap agreements, are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Emerging Markets Investments Risk. Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments.

Fixed-Income Securities Risk. Fixed-income securities are affected by changes in interest rates and credit quality. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign Investments Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Foreign securities may be subject to foreign taxes. Many foreign governments may supervise and regulate their financial markets less stringently than the United States government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, and social conditions in those countries.

High Yield Securities Risk. Securities rated “BB” or below by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) or “Ba” or below by Moody’s Investors Service, Inc. (“Moody’s”) are known as “high yield” securities and are commonly referred to as “junk bonds.” These securities generally have more credit risk than higher-rated securities, are more likely to encounter financial difficulties, and are more vulnerable to changes in the economy. Companies issuing high yield, fixed income securities are not as strong financially as those companies issuing securities with higher credit ratings. Market situations, such as a sustained period of rising interest rates or individual corporate developments, could affect the ability of companies issuing high yield, fixed income securities to make interest and principal payments. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make required payments of interest or principal. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities

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may be worthless and the Fund could lose its entire investment. The prices of high yield, fixed income securities fluctuate more than higher-quality securities, and are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when the securities do trade, their prices may be significantly higher or lower than expected.

Interest Rate Risk. Changes in interest rates may adversely affect the values of the securities held in the Fund’s portfolio. In general, the prices of debt securities fall when interest rates increase, and rise when interest rates decrease. The prices of debt securities with shorter durations generally will be less affected by changes in interest rates than the prices of debt securities with longer durations. Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to sell its bond holdings at a time when the subadvisor might wish to sell. Decreased liquidity in the bond markets also may make it more difficult to value some or all of the Fund’s bond holdings.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market or interest rate trends, which can result in losses to the Fund.

Market Risk. The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed securities are securities representing interests in pools of mortgage loans. These securities generally provide holders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated, and the Fund may be forced to reinvest in obligations with lower yields than the original obligations. Asset-backed securities are securities for which the payments of interest and/or principal are backed by loans, leases, and other receivables. Asset-backed securities are subject to many of the same types of risks as mortgage-backed securities. In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default.

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Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns) and capital gains.

U.S. Government Securities Risk. U.S. government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration or Ginnie Mae, present lower credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad measure of market performance.

Class S shares of the Fund had not commenced operations as of the date of this prospectus. The returns of the Class S shares would have been substantially similar to the returns of Class Y-3 shares; however, because the Class S shares are subject to a 12b-1 fee and an internal administrative fee, while the Class Y-3 shares are not, the returns of the Class S shares would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(2006 is Class Y-3’s first full calendar year of operation)

The Fund’s calendar year-to-date return as of June 30, 2014 was 4.01%.

The Fund’s highest return for a quarter during the periods shown above was 6.79%, for the quarter ended September 30, 2009.

The Fund’s lowest return for a quarter during the periods shown above was -3.85%, for the quarter ended September 30, 2008.

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Average Annual Total Returns For the Periods Ended December 31, 2013
	1 Year	5 Years	Life of Fund (Inception August 15, 2005)
Mercer Core Fixed Income Fund – Class Y-3 Shares
Return Before Taxes	-1.21%	6.76%	4.70%
Return After Taxes on Distributions	-2.33%	5.34%	3.17%
Return After Taxes on Distributions and Sale of Fund Shares	-0.58%	4.80%	3.10%
Barclays U.S. Aggregate Bond Index(1) (reflects no deduction for fees, expenses, or taxes)	-2.02%	4.44%	4.69%

(1)	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of securities from the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Barclays U.S. Aggregate Bond Index is a broad representation of the investment-grade fixed-income market in the United States and includes U.S. government and corporate debt securities, mortgage- and asset-backed securities, and international U.S. dollar-denominated bonds. All securities contained in the Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year. The index is unmanaged and cannot be invested in directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Advisor:

Mercer Investment Management, Inc.

Subadvisors and Portfolio Managers:

Dodge & Cox

Dodge & Cox’s allocated portion of the Fund’s investments is managed by the firm’s Fixed Income Investment Policy Committee (the “Committee”). In general, no one Committee member is primarily responsible for making investment recommendations for the Fund. Committee membership is as follows:

●	Anthony J. Brekke, CFA, Vice President, Portfolio Manager, and Investment Analyst, joined Dodge & Cox in 2003. Mr. Brekke began managing Dodge & Cox’s allocated portion of the Fund’s portfolio in 2011.
●	James H. Dignan, CFA, Vice President, Portfolio Manager, and Investment Analyst, joined Dodge & Cox in 1999. Mr. Dignan began managing Dodge & Cox’s allocated portion of the Fund’s portfolio in 2011.
●	Thomas S. Dugan, CFA, Senior Vice President, Associate Director of Fixed Income, Portfolio Manager, and Investment Analyst, joined Dodge & Cox in 1993. Mr. Dugan began managing Dodge & Cox’s allocated portion of the Fund’s portfolio in 2011.
●	Dana M. Emery, CEO, President, Director of Fixed Income, Director, and Portfolio Manager, joined Dodge & Cox in 1983. Ms. Emery began managing Dodge & Cox’s allocated portion of the Fund’s portfolio in 2011.
●	Lucinda I. Johns, CFA, Vice President, Portfolio Manager, and Investment Analyst, joined Dodge & Cox in 2004. Ms. Johns began managing Dodge & Cox’s allocated portion of the Fund’s portfolio in 2012.
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●	Charles F. Pohl, Chairman, Chief Investment Officer, Director, Portfolio Manager, and Investment Analyst, joined Dodge & Cox in 1984. Mr. Pohl began managing Dodge & Cox’s allocated portion of the Fund’s portfolio in 2011.

●	Kent E. Radspinner, CFA, Vice President, Portfolio Manager, and Investment Analyst, joined Dodge & Cox in 1996. Mr. Radspinner began managing Dodge & Cox’s allocated portion of the Fund’s portfolio in 2011.
●	Larissa K. Roesch, CFA, Vice President, Portfolio Manager and Investment Analyst, joined Dodge & Cox in 1997. Ms. Roesch began managing Dodge & Cox’s allocated portion of the Fund’s portfolio in 2011.
●	Adam S. Rubinson, CFA, Vice President, Portfolio Manager, and Investment Analyst, joined Dodge & Cox in 2002. Mr. Rubinson began managing Dodge & Cox’s allocated portion of the Fund’s portfolio in 2011.

Income Research & Management (“IR+M”)

●	John A. Sommers, Jr., CFA, Managing Principal, Senior Portfolio Manager, Chief Investment Officer, co-founded IR+M in 1987. Mr. Sommers began managing IR+M’s allocated portion of the Fund’s portfolio in April 2014.
●	William A. O’Malley, CFA, Managing Principal, Senior Portfolio Manager, Director of Investment Team, joined IR+M in 1994. Mr. O’Malley began managing IR+M’s allocated portion of the Fund’s portfolio in April 2014.
●	Edmund F. Ingalls, CFA, Principal, Senior Portfolio Manager, Director of Credit Research, joined IR+M in 2000. Mr. Ingalls began managing IR+M’s allocated portion of the Fund’s portfolio in April 2014.

Prudential Investment Management, Inc. (“Prudential”)

●	Richard Piccirillo, Principal and Senior Portfolio Manager, joined Prudential in 1993. Mr. Piccirillo began managing Prudential’s allocated portion of the Fund’s portfolio in April 2014.
●	Greg Peters, Managing Director and Senior Investment Officer, joined Prudential in February 2014. Mr. Peters began managing Prudential’s allocated portion of the Fund’s portfolio in May 2014.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 56 of this prospectus.

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Mercer Opportunistic Fixed Income Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class S shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses(1)	0.62%

Acquired Fund Fees and Expenses	None

Total Annual Fund Operating Expenses	1.67%

Management Fee Waiver/Expense Reimbursement or Recaptured Expense	-0.27%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement or Recaptured Expense(2)	1.40%

(1)	The “Other Expenses” shown are based on estimated amounts for the Fund’s current fiscal year, as the Class S shares of the Fund had not commenced operations as of the date of this prospectus. “Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses, a sub-transfer agent payment of 0.10% paid by the Class S shares of the Fund and an internal administrative fee of 0.15% paid by the Class S shares of the Fund to the Advisor.

(2)	The Trust, with respect to the Fund, and the Advisor have entered into a written contractual fee waiver and expense reimbursement agreement (the “expense reimbursement agreement”) pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund’s expenses (not including brokerage fees and expenses, interest, acquired fund fees and expenses and extraordinary expenses) otherwise would exceed 0.82% for the Class S shares of the Fund. Pursuant to the expense reimbursement agreement, the Advisor is entitled to recapture any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such recapture by the Advisor will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. The expense reimbursement agreement will remain in effect through July 31, 2015, and will continue in effect from year to year thereafter unless terminated by the Trust or the Advisor.

Example

The example below is intended to help you compare the costs of investing in the Class S shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in

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the Class S shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$143	$500	$882	$1,954

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal period (from August 21, 2013 to March 31, 2014), the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities. If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change. In seeking to achieve the Fund’s investment objective of total return, the Fund invests primarily in fixed income securities of U.S. and non-U.S. issuers, including those in emerging and frontier markets. The Fund invests in various strategic and tactical global bond market opportunities without limitations in geography (developed and emerging markets), issuer type (government/public sector and corporate/private sector), quality (investment grade, below investment grade or unrated), and currency denomination (U.S. Dollar and foreign currencies). Fixed income securities in which the Fund will invest include all varieties of fixed-rate and floating-rate securities (including but not limited to those issued by central and local governments, government agency and affiliated institutions, corporate bonds, mortgage- and other asset-backed securities, and convertible securities). The Fund may invest in bank loans and loan participations and senior and subordinated debt securities. The Fund may invest a significant portion of its assets in any combination of non-investment grade bonds (sometimes called “high yield” or “junk bonds”), bonds issued by issuers in emerging capital markets, and certain derivative instruments. A lesser portion of the Fund’s assets may be invested in securities in default or otherwise illiquid instruments. The Fund may invest in derivatives such as futures (including, among others, currency futures and interest rate futures), swaps (currency, interest rate, credit default, and total return), forwards, options (including, among others, exchange-traded and over-the-counter currency options), and credit-linked notes. The Fund may engage in transactions in derivatives for a variety of purposes, including hedging, efficient portfolio management, changing the investment characteristics of its portfolio, enhancing total returns, or as a substitute for taking a position in the underlying asset. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The Fund is non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest a larger percentage of its assets in fewer issuers than diversified funds.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in alphabetical order, not in order of importance or likelihood of occurrence. Loss of money is a risk of investing in the Fund.

Call or Prepayment Risk. During periods of falling interest rates, issuers of callable securities may call or repay securities with higher interest rates before their maturity dates. If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced

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to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. Early repayment of principal of mortgage-related securities could have the same effect.

Convertible Securities Risk. Convertible securities (preferred stocks, debt instruments, and other securities convertible into common stocks) may offer higher income than the common stocks into which the convertible securities are convertible or exchangeable. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, the prices of convertible securities may reflect changes in the values of the underlying common stocks into which such convertible securities are convertible or exchangeable. Issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

Counterparty Risk. The risk that the issuer or guarantor of a fixed income security, the counterparty to a derivatives contract, or a borrower of a Fund’s securities will be unwilling or unable to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Credit Risk. Issuers of debt securities may be unable to make the required payments of interest and/or principal at the time that such payments are due. In addition, adverse changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also can adversely affect the values of the issuers’ debt securities. Issuers of investment grade securities may still default on their obligations.

Currency Exchange Rate Risk. Foreign securities may be issued and traded in foreign currencies. As a result, the value of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as futures, swaps (currency, interest rate, credit default and total return), forwards, options and credit-linked notes. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes, or facilitating certain portfolio transactions. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility of the Fund’s share price. Certain derivatives, such as swap agreements, are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives

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and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Emerging Markets Investments Risk. Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments.

Fixed-Income Securities Risk. Fixed-income securities are affected by changes in interest rates and credit quality. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign Exchange Transaction Risk. The Fund may use currency futures contracts, forward currency exchange contracts or similar instruments to alter the currency exposure characteristics of securities it holds. Consequently there is a possibility that the performance of the Fund may be strongly influenced by movements in foreign exchange rates because the currency positions held by the Fund may not correspond with the securities positions.

Foreign Investments Risk. Investing in foreign securities, including Depositary Receipts, typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Many foreign governments may supervise and regulate their financial markets less stringently than the United States government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. . To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, and social conditions in those countries.

Frontier Markets Investments Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

High Yield Securities Risk. Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as “high yield” securities and are commonly referred to as “junk bonds.” These securities generally have more credit risk than higher-rated securities, are more likely to encounter financial difficulties, and are more vulnerable to changes in the economy. Companies issuing high yield, fixed

52

income securities are not as strong financially as those companies issuing securities with higher credit ratings. Market situations, such as a sustained period of rising interest rates or individual corporate developments, could affect the ability of companies issuing high yield, fixed income securities to make interest and principal payments. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make required payments of interest or principal. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment. The prices of high yield, fixed income securities fluctuate more than higher-quality securities, and are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when the securities do trade, their prices may be significantly higher or lower than expected.

Interest Rate Risk. Changes in interest rates may adversely affect the values of the securities held in the Fund’s portfolio. In general, the prices of debt securities fall when interest rates increase, and rise when interest rates decrease. The prices of debt securities with shorter durations generally will be less affected by changes in interest rates than the prices of debt securities with longer durations. Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to sell its bond holdings at a time when the subadvisor might wish to sell. Decreased liquidity in the bond markets also may make it more difficult to value some or all of the Fund’s bond holdings.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Market Risk. The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed securities are securities representing interests in pools of mortgage loans. These securities generally provide holders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated, and the Fund may be forced to reinvest in obligations with lower yields than the original obligations. Asset-backed securities are securities for which the

53

payments of interest and/or principal are backed by loans, leases, and other receivables. Asset-backed securities are subject to many of the same types of risks as mortgage-backed securities. In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default.

Non-Diversification Risk. The Fund is considered non-diversified, which means that it may invest a greater percentage of its assets in the securities in a limited number of issuers. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Political and Economic Risk. The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), and the imposition of trade sanctions.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns) and capital gains.

Sovereign Debt Securities Risk. Investments in foreign sovereign debt securities may subject the Fund to the following risks: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The Fund commenced operations on August 21, 2013 and the Fund does not yet have a full calendar year of investment returns. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in this fund summary.

Fund Management

Investment Advisor:

Mercer Investment Management, Inc.

Subadvisors and Portfolio Managers:

Franklin Advisers, Inc. (“Franklin”)

●	Eric Takaha, CFA, Portfolio Manager to the Fund, is Senior Vice President and Portfolio Manager in the Franklin Templeton Fixed Income Group. Mr. Takaha joined Franklin in 1989 and began managing Franklin’s allocated portion of the Fund’s portfolio in August 2013.
●	Patricia O’Connor, Portfolio Manager to the Fund, is a vice president, portfolio manager and high-yield bond research analyst for Franklin Ms. O’Connor joined Franklin in 1997 and began managing Franklin’s allocated portion of the Fund’s portfolio in August 2013.
●	Glenn Voyles, Portfolio Manager to the Fund, is a vice president, high-yield analyst, and portfolio manager for Franklin. Mr. Voyles joined Franklin in 1993 and began managing Franklin’s allocated portion of the Fund’s portfolio in August 2013.

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Investec Asset Management Limited (“Investec”)

●	Peter Eerdmans, Portfolio Manager to the Fund, is Portfolio Manager and Co-Head of Emerging Markets Fixed Income team, and joined Investec in 2005. Mr. Eerdmans began managing Investec’s allocated portion of the Fund’s portfolio in August 2013.
●	Werner Gey van Pittius, Portfolio Manager to the Fund, is Portfolio Manager and Co-Head of Emerging Markets Fixed Income team, and joined Investec in 2003. Mr. Gey van Pittius began managing Investec’s allocated portion of the Fund’s portfolio in August 2013.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 56 of this prospectus.

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Important Additional Information

Purchase and Sale of Fund Shares

Class S shares generally are available only to persons making a minimum $10,000 investment, including retail investors and retirement and other institutional investors that do not meet the minimum investment requirements for investing in the three other classes of shares of the Funds (Class Y-1, Class Y-2, or Class Y-3 shares). There is no minimum for subsequent investments.

You may purchase or redeem Class S shares of a Fund on each day the New York Stock Exchange (the “Exchange”) is open for business.

You may purchase or redeem Class S shares through your financial advisor or directly by contacting State Street Bank and Trust Company, the Funds’ transfer agent (the “Transfer Agent”), located at 200 Clarendon Street, Boston, Massachusetts 02116. If you are a participant in a defined contribution plan, you may purchase or redeem Class S shares through your retirement plan administrator or recordkeeper.

All classes of each Fund may not be available in every state. As of the date of this prospectus, Class Y-1, Class Y-2 and Class S shares are not available in Montana.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker/dealer or other financial intermediary (such as a bank, insurance company, plan sponsor, or financial professional), the Fund and its related companies, such as the Fund’s distributor and/or the Advisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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Details about the Funds

The Manager of Managers Structure

The Advisor is responsible for constructing and monitoring the asset allocation and portfolio strategies for the Funds, consistent with each Fund’s investment objective, strategies, and risks. The Advisor believes that it is possible to enhance shareholder value by using one or more subadvisory firms to manage the assets of each Fund. Therefore, the Advisor manages each Fund using a “manager of managers” approach by selecting one or more subadvisors to manage each Fund, based upon the Advisor’s evaluation of the subadvisor’s expertise and performance in managing the asset class in which the Fund will invest.

Securities are selected for each Fund’s portfolio using a combination of traditional and fundamental investment tools and quantitative analysis. Each Fund generally relies on the professional judgment of its respective subadvisor(s) to make decisions about the Fund’s portfolio holdings, and each subadvisor employs its own proprietary processes and disciplines to select securities and manage an allocated portion of a Fund’s investment portfolio. A description of the Funds’ current subadvisors and the subadvisors’ individual securities selection processes can be found in the next section.

Investment Objectives and Principal Investment Strategies

Each Fund seeks to achieve its own distinct investment objective, as described below. The Funds’ investment objectives may be changed by the Board of Trustees of the Trust without shareholder approval (although a Fund will provide advance notice to shareholders before any such change takes effect). There can be no guarantee that a Fund will achieve its investment objective.

Domestic Equity Funds:

Mercer US Large Cap Growth Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund invests primarily in common stocks of large U.S. companies that a subadvisor believes possess superior potential for long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of large capitalization U.S. companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “large capitalization U.S. companies” to be U.S. companies, at the time of investment, whose market capitalizations exceed the market capitalization of the smallest company included in the Russell 1000® Growth Index, as measured at the end of the preceding month (as of June 30, 2014, $52.8 million). (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) Generally, the companies in which the Fund invests have higher earnings and/or revenue growth histories or expectations relative to the Russell 1000® Index. (The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index, as of the end of May of each year, or as determined by Russell.) While the investment objective of the Fund is to provide long-term total return, income may be generated from dividends paid by the common stocks in the Fund’s portfolio.

As discussed above, the Fund invests primarily in large capitalization U.S. companies. The subadvisors also may invest a portion of the Fund’s assets in companies with market capitalizations that are below this level. Further, if movement in the market price causes a particular stock’s market capitalization to fall below this level, the Fund is not required to dispose of the stock.

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The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

The Fund’s benchmark, the Russell 1000® Growth Index, measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

Columbia Management Investment Advisers, LLC (“Columbia”), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as a subadvisor to the Fund. Columbia is a wholly-owned subsidiary of Ameriprise Financial, Inc.

The portfolio managers who are primarily responsible for the day-to-day management of Columbia’s allocated portion of the Fund’s portfolio are Thomas Galvin, CFA, Richard Carter, and Todd Herget. Mr. Galvin serves as a senior portfolio manager and Head of Focused Large Cap Growth. Mr. Galvin joined Columbia in 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2003. Mr. Carter serves as a portfolio manager. Mr. Carter joined Columbia in 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2003. Mr. Herget serves as a portfolio manager. Mr. Herget joined Columbia in 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 1998.

The statement of additional information (the “SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Columbia combines fundamental and quantitative analysis with risk management, including cross-correlation analysis, in identifying investment opportunities and constructing its allocated portion of the Fund’s portfolio.

In selecting investments, Columbia considers, among other factors:

●	overall economic and market conditions; and

●	the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

Columbia may sell a security when the security’s price reaches a target set by Columbia; if Columbia believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

HS Management Partners, LLC (“HSMP”), located at 598 Madison Avenue, New York, New York 10022, serves as a subadvisor to the Fund. HSMP is a Delaware limited liability company that is 100% owned by its partners.

The portfolio manager who is primarily responsible for the day-to-day management of HSMP’s allocated portion of the Fund’s portfolio is Harry W. Segalas. Mr. Segalas founded HSMP in 2007 as Managing Partner & Chief Investment Officer, and he continues to serve in that role.

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The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing HSMP’s allocated portion of the Fund’s portfolio, HSMP will primarily invest in a portfolio of generally between 20 to 25 quality growth equities. HSMP applies a multi-dimensional approach to portfolio construction, with a demonstrated ability and willingness to go across the growth continuum (from established growth franchises to those with higher growth potential), up and down the market capitalization scale, and around the globe.

HSMP’s investment process begins with “Idea Generation,” seeking to identify quality business franchises with criteria that include, among other things: strong management teams; superior business models; sound balance sheets; high free cash flow characteristics; recurring revenue streams; pricing power; global platforms; new market opportunities; and strong, albeit reasonably attainable, earnings prospects.

Businesses with sustainable competitive advantages are vital to the attainment of HSMP’s core objective – the delivery of positive absolute and relative returns over time by attaching client assets to a potentially growing stream of high-quality earnings while employing discipline with targeted research and proven valuation tools. In addition to established companies, HSMP constantly seeks to identify “up and coming” new candidates that meet its quality criteria largely within these sectors.

Ideas which HSMP believes have attractive investment potential are placed on the Focus List. The Focus List consists of 50 stocks whereby an idea is formally integrated into a comparative valuation analysis. This analysis compares candidates based on a number of factors, such as anticipated growth rates, appropriate discount rates, and reasoned valuation assumptions as measured in forward 12-month price/earnings (P/E) ratios, free cash flow yields, and appraised present values.

Following the addition of a stock to the HSMP’s Focus List, HSMP begins the process of better understanding the fundamental drivers associated with company prospects, ultimately identifying areas of Targeted Research. HSMP analyzes business models and evaluates long-term potential, utilizing technology to access publicly available information such as conference calls, SEC filings and market research. HSMP’s experienced senior investment team members seek to identify the key determinants unique to each company so as to gain a more comprehensive perspective of the factors important to the attainment of the company’s projected earnings and cash flow potential.

The next step in the investment process is HSMP’s Valuation Discipline, in which HSMP evaluates additional company-specific metrics. In this stage, for example, HSMP analyzes a company’s absolute and relative P/E ratio in the context of the level and duration of its organic growth rate. The P/E ratio is also examined relative to where the stock has sold in the past and to where HSMP believes it may sell in the future based on fundamental prospects. The quality of earnings is determined by focusing on free cash flow yields. HSMP also conducts an appraised present value analysis on each of the stocks on the Focus List.

The final step in the investment process is HSMP’s Portfolio Decision. Should a company’s fundamentals appear strong, become validated by HSMP’s proof-of-concept work, and HSMP finds the valuation of its shares attractive, HSMP may initiate a position in a stock. The portfolio consists of generally 20 to 25 stocks. Individual position sizes typically range from 2% to 8% and HSMP typically invests incrementally, building positions over time with sensitivity to conviction and market conditions.

Three considerations influence HSMP’s Sell Discipline. The primary focus is on company fundamentals. A loss of confidence in a company’s business model or its ability to realize the earnings stream in the manner and at the pace anticipated is one reason HSMP would decide to decrease a position or sell out of

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a stock. A second reason is tied to valuation. Should a stock look richly priced based on HSMP’s valuation tools and growth assumptions, HSMP would typically sell a part or all of the position. A third reason to sell a part or all of a position would be a better investment opportunity, where HSMP’s conviction level is stronger and HSMP’s enthusiasm for the fundamentals is greater. A change in fundamentals would be more likely to result in a liquidation of the shares, whereas sales occasioned by valuation considerations and/or a better opportunity are more likely to be incremental in nature.

HSMP intends to keep the allocated portion of the Fund’s portfolio essentially fully invested at all times.

Sands Capital Management, LLC (“Sands Capital”), located at 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209, serves as a subadvisor to the Fund. Sands Capital was founded in 1992. Sands Capital is independently owned.

The portfolio managers who are primarily responsible for the day-to-day management of Sands Capital’s allocated portion of the Fund’s portfolio are Frank M. Sands, CFA, Thomas M. Ricketts, CFA, and A. Michael Sramek, CFA. Mr. Sands became the Chief Executive Officer and Chief Investment Officer of Sands Capital effective September 2008. Mr. Sands joined Sands Capital in 2000. Mr. Ricketts is a Research Analyst and Senior Portfolio Manager of Sands Capital, and joined Sands Capital in 1994. Mr. Sramek is a Research Analyst and Senior Portfolio Manager of Sands Capital, and joined Sands Capital in 2001.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

Sands Capital manages its allocated portion of the Fund’s portfolio using a bottom-up, fundamental approach to select securities. Sands Capital seeks to build a concentrated portfolio of leading companies, diversified across a number of business lines. Sands Capital has a long-term investment orientation.

Sands Capital seeks companies with sustainable above average potential for growth in revenue and earnings, and with capital appreciation potential. In addition, Sands Capital looks for companies that have a leadership position or proprietary niche in a promising business space, that demonstrate a clear mission and value-added focus, that exhibit financial strength, and that are reasonably valued in relation to the market and business prospects. Sands Capital generally considers selling a security when prospects for future growth do not look promising. The portion of the Fund’s portfolio managed by Sands Capital is typically characterized by low portfolio turnover and relatively high concentration in individual companies.

SSgA Funds Management, Inc. (“SSgA FM”), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. SSgA FM is wholly owned by State Street Corporation (“State Street”), a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street.

SSgA FM’s allocated portion of the Fund’s portfolio is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management team is overseen by the SSgA Investment Committee. The portfolio managers who are primarily responsible for the day-to-day management of SSgA FM’s allocated portion of the Fund’s portfolio are Michael O. Martel, Charles McGinn and Tyhesha Harrington. Messrs. Martel and McGinn joined SSgA in 1998 and currently serve as Senior Portfolio Managers within SSgA’s Investment Solutions Group (“ISG”). Ms. Harrington joined SSgA FM in 2006 as a portfolio manager and currently serves as a Senior Portfolio Manager within ISG.

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The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

SSgA FM is responsible for monitoring and investing cash balances of the Fund. SSgA FM will invest in derivative instruments, such as exchange-listed equity futures contracts (e.g., NASDAQ-100 Index, S&P 500 Index and S&P MidCap 400 Index), to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Mercer US Large Cap Value Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund invests primarily in common stocks of large U.S. companies that a subadvisor believes possess the potential for long-term capital appreciation and, in the judgment of the subadvisor, appear to be undervalued based on the stocks’ intrinsic values relative to their current market prices. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of large capitalization U.S. companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “large capitalization U.S. companies” to be U.S. companies, at the time of investment, whose market capitalizations exceed the market capitalization of the smallest company included in the Russell 1000® Value Index, as measured at the end of the preceding month (as of June 30, 2014, $58 million). (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) While the investment objective of the Fund is to provide long-term total return, income may be generated from dividends paid by the common stocks in the Fund’s portfolio.

As discussed above, the Fund invests primarily large capitalization U.S. companies. The subadvisors also may invest a portion of the Fund’s assets in companies with market capitalizations that are below this level. Further, if movement in the market price causes a particular stock’s market capitalization to fall below this level, the Fund is not required to dispose of the stock.

The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

The Fund’s benchmark, the Russell 1000® Value Index, measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

Brandywine Global Investment Management, LLC (“Brandywine”), located at 2929 Arch Street, Suite 800, Philadelphia, Pennsylvania 19104, serves as a subadvisor to the Fund. Brandywine is a wholly owned subsidiary of Legg Mason, Inc. Mr. Patrick Kaser is primarily responsible for the day-to-day management of Brandywine’s allocated portion of the Fund’s portfolio, with James Clarke acting as the primary back-up portfolio manager. Mr. Kaser joined Brandywine in 1998 and is the lead portfolio manager of

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Brandywine’s Large Cap Value Equity Team. He is responsible for researching the financial and healthcare sectors. Mr. Clarke has been the primary back-up portfolio manager of the Large Cap Value Equity Team since 2010. Prior to rejoining Brandywine, Mr. Clarke was a founding partner of Clarke Bennitt LLC.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Brandywine begins its process with quantitative screens and internal research ideas, looking for stocks with a market capitalization greater than $1 billion that are cheap on a price-to-earnings, price-to-book value, price-to-cash flow or other current valuation basis relative to peers, its own history and the market. Additionally, Brandywine generally looks for companies that pay dividends. Brandywine may also run other screens, such as free cash flow and leveraged buyout screens, to generate additional ideas.

Through fundamental analysis, Brandywine seeks to understand the reasons why a stock is cheap or out of favor; and to identify those companies that are truly undervalued and most likely to return to normal valuation levels and profitability. Within the universe of undervalued securities, Brandywine seeks to identify the best combination of valuation characteristics, dividend yield, earnings growth and quality. Conclusions are based on a company’s financial condition, competitive position within its industry and the quality of its management. Brandywine pays close attention to the balance sheet and cash flow statement in order to appraise the value of the business and evaluate the security of the dividend. In addition, Brandywine focuses on long-term macroeconomic conditions and industry dynamics in order to identify and measure the risks associated with a company’s business. These factors leads Brandywine to identify those companies that it believes has the best potential and necessary catalysts for a return to normal levels of profitability and valuation.

Catalyst recognition can be a key differentiating aspect of Brandywine’s approach. Securities may have multiple catalysts that may be triggered by micro and macro events. While it emphasizes catalysts for recovery, valuation and fundamentals must warrant purchase. Stocks may be added to the portfolio for their valuation characteristics, their yield characteristics or a combination of both factors.

Although Brandywine’s primary focus is on bottom-up stock picking, top-down considerations are a key part of the Firm’s process. Macro-economic factors affect a company’s earnings and thus are an important factor in determining what might drive a company’s stock to the substantial outperformance Brandywine seeks. Also, these factors may influence Brandywine’s decision regarding how to weight industries or positions; if the Firm identifies a theme that is consistent with its primary value focus, it will attempt to capture the opportunity/trend in its portfolios.

O’Shaughnessy Asset Management, LLC (“O’Shaughnessy”), located at 6 Suburban Avenue, Stamford, Connecticut 06901, serves as a subadvisor to the Fund. O’Shaughnessy is 90% employee-owned. The Royal Bank of Canada is a minority stakeholder in the firm, owning a passive member interest.

The portfolio managers who are primarily responsible for the day-to-day management of O’Shaughnessy’s allocated portion of the Fund’s portfolio are James O’Shaughnessy and Christopher Meredith. Messrs. O’Shaughnessy and Meredith joined O’Shaughnessy in 2007.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

O’Shaughnessy screens securities using a factor-based model that seeks to identify market leading companies by analysis of a number of factors. The factors include, but are not limited to, valuation, earnings quality, earnings growth and financial strength. O’Shaughnessy may eliminate or substitute factors at its discretion. From this group of securities, O’Shaughnessy then employs a proprietary, quantitatively-driven approach to security selection based on research and analysis of historical data (for example, companies’ past dividend yields and dividend yield rankings) to identify those securities with higher dividend yields and share repurchase yields. Portfolio securities may be sold generally upon periodic rebalancing of O’Shaughnessy’s allocated portion of the Fund’s portfolio. O’Shaughnessy considers the same factors it uses in evaluating securities for purchase and generally sells securities when O’Shaughnessy believes such securities no longer meet its investment criteria. O’Shaughnessy’s allocated portion of the Fund’s portfolio may emphasize investments in certain sectors of the market.

Robeco Investment Management, Inc. (“RIM”), located at 909 Third Avenue, New York, New York 10022, serves as a subadvisor to the Fund. RIM is a wholly owned subsidiary of Robeco Group N.V., a Dutch public limited liability company (“Robeco Group”). Robeco Group is majority owned by ORIX Corporation, a financial services company based in Japan.

The portfolio managers who are primarily responsible for the day-to-day management of RIM’s allocated portion of the Fund’s portfolio are Mark Donovan, CFA, and David Pyle, CFA. Mr. Donovan is a Co-Chief Executive Officer (since July 2008), head of the large cap equity team, and a senior portfolio manager of RIM since 1995. Mr. Pyle is a Managing Director and has been a portfolio manager for the large cap equity team of RIM since 2004.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, RIM seeks to invest in stocks that it considers to have attractive value characteristics with strong fundamentals, such as a high return on invested capital, and with positive business momentum, such as improving trends and rising earnings and/or a catalyst for improved business outlook. RIM uses both quantitative and qualitative factors in making its stock selections. RIM’s goal is to outperform the Fund’s benchmark index in falling markets and to keep pace in rising markets while protecting capital.

RIM begins with a quantitative analysis that provides a statistical ranking of the investment universe based on valuation, momentum, and fundamental factors. The research team then applies fundamental analysis to those securities that includes validation of the quantitative analysis and fundamental research, including an in-depth review of the issuer’s financials, resulting in a price target and a recommendation. The portfolio management team then constructs the portfolio using such recommendations and risk control parameters, such as diversification among industries and sectors. RIM also establishes a sell discipline for each security in the portfolio based on a target price. RIM also will sell a security if business fundamentals weaken or there is a reversal of an intended catalyst.

SSgA Funds Management, Inc. (“SSgA FM”), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. SSgA FM is wholly owned by State Street Corporation (“State Street”), a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street.

SSgA FM’s allocated portion of the Fund’s portfolio is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management

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team is overseen by the SSgA Investment Committee. The portfolio managers who are primarily responsible for the day-to-day management of SSgA FM’s allocated portion of the Fund’s portfolio are Michael O. Martel, Charles McGinn and Tyhesha Harrington. Messrs. Martel and McGinn joined SSgA in 1998 and currently serve as Senior Portfolio Managers within SSgA’s Investment Solutions Group (“ISG”). Ms. Harrington joined SSgA FM in 2006 as a portfolio manager and currently serves as a Senior Portfolio Manager within ISG.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

SSgA FM is responsible for monitoring and investing cash balances of the Fund. SSgA FM will invest in derivative instruments, such as exchange-listed equity futures contracts (e.g., S&P 500® Index and S&P MidCap 400® Index), to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

The Boston Company Asset Management, LLC (“TBCAM”), located at One Boston Place, Boston, Massachusetts 02108 serves as a subadvisor to the Fund. TBCAM is a wholly owned subsidiary of BNY Mellon, and an investment adviser registered with the SEC.

The portfolio managers who are primarily responsible for the day-to-day management of TBCAM’s allocated portion of the Fund’s portfolio are Brian Ferguson and John Bailer. Mr. Ferguson joined TBCAM in June 1997 and is Senior portfolio manager on the Dynamic Large Cap Value Strategy. He is responsible for the day-to-day management of the fund and moreover, he also functions as the team analyst responsible for the health care and industrials sectors. Mr. Bailer has been a co portfolio manager on the Dynamic Large Cap Value Strategy since 2004 and joined TBCAM in November 1994. Mr. Bailer has been an analyst on the team since 1999 and is responsible for the consumer, technology and telecommunication sectors.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, TBCAM uses a consistent, disciplined and repeatable security selection process. TBCAM screens all potential securities in order to identify roughly 20 to 30 new securities for inclusion on a working list for further fundamental review. TBCAM uses both quantitative and qualitative techniques to uncover potential opportunities. The TBCAM team then undertakes fundamental research on the securities consistent with their sector coverage. The fundamental research culminates into written recommendations to the lead portfolio manager that includes up and down price targets and the related investment thesis incorporating valuation, fundamental and business improvement ideas. The analysts recommend individual securities with attractive risk/reward characteristics. Lead portfolio managers make the final determination as to whether a security is added to the portfolio and what the specific security weighting needs to be. Decisions are made in the context of the overall risk-profile of the portfolio. The result is a portfolio that is attractive from a risk/reward standpoint and consistent with investment objective and related guidelines.

Mercer US Small/Mid Cap Growth Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation.

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Principal Investment Strategies of the Fund

The Fund invests primarily in small and medium-sized U.S. companies that a subadvisor believes possess superior potential for long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of small-to-medium capitalization U.S. companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “small-to-medium capitalization U.S. companies” to be U.S. companies with market capitalizations between $25 million and the largest company included in the Russell 2500TM Index, which, as of June 30, 2014, was $9.9 billion. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) Generally, the companies in which the Fund invests have higher earnings and/or revenue growth histories or expectations relative to the Russell 2500TM Index.

The Fund invests in companies within the capitalization range described above. However, the subadvisors may invest a portion of the Fund’s assets in companies outside this range. Further, if movement in the market price causes a stock to change from one capitalization range to another, the Fund is not required to dispose of the stock.

The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

The Fund’s benchmark, the Russell 2500TM Growth Index, measures the performance of those Russell 2500TM companies with higher price-to-book ratios and higher forecasted growth values.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

Jackson Square Partners, LLC (“Jackson Square”), located at 101 California Street, Suite 3750, San Francisco, California 94111, serves as a subadvisor to the Fund. Jackson Square, a Delaware limited liability company, is a joint venture between Delaware Investments Advisers Partner, Inc. (“DIAP”), an affiliate of Delaware Management Company (“DMC”), and California Street Partners, LLC, a Delaware limited liability company. DIAP is a subsidiary of Delaware Investment Advisers, a series of Delaware Management Business Trust, a Delaware statutory trust (“DMBT”). DMBT is a direct wholly owned subsidiary of Delaware Management Holdings, Inc., which, in turn, is an indirect, wholly owned subsidiary, and subject to the ultimate control, of Macquarie Group Ltd. Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment, and funds management services.

The allocated portion of the Fund’s portfolio managed by Jackson Square is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Jackson Square’s allocated portion of the Fund’s portfolio are Christopher J. Bonavico, CFA, and Kenneth F. Broad, CFA. Messrs. Bonavico and Broad joined Jackson Square at its inception in May 2014. Prior to joining Jackson Square, Messrs. Bonavico and Broad were both senior portfolio managers at Delaware Investments. Prior to joining Delaware Investments in April 2005, Messrs. Bonavico and Broad were both principals and portfolio managers at Transamerica Investment Management.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

Jackson Square researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that Jackson Square believes are the best investments for the Fund. The following are descriptions of how the portfolio management team pursues the Fund’s investment objective.

Jackson Square’s goal is to own companies that are expected to grow faster than the U.S. economy. Using a bottom-up approach, Jackson Square looks for companies that:

●	have large end-market potential, dominant business models, and strong free cash flow generation;
●	demonstrate operational efficiencies;
●	have planned well for capital allocation; and
●	have governance policies that tend to be favorable to shareholders.

There are a number of catalysts that might increase a company’s potential for free cash flow growth. Jackson Square’s disciplined, research-intensive selection process is designed to identify catalysts such as:

●	management changes;
●	new products;
●	structural changes in the economy; or
●	corporate restructurings and turnaround situations.

Jackson Square’s allocated portion of the Fund will generally hold 25 to 30 stocks, although from time to time Jackson Square’s allocated portion of the Fund may hold fewer or more names, depending on Jackson Square’s assessment of the investment opportunities available. Jackson Square maintains a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the Fund if it were to experience a period of slow or declining growth.

Palisade Capital Management, L.L.C. (“Palisade”), located at One Bridge Plaza, Suite 695, Fort Lee, New Jersey 07024, serves as a subadvisor to the Fund. Palisade is a privately owned investment adviser registered with the SEC.

The portfolio manager who is primarily responsible for the day-to-day management of Palisade’s allocated portion of the Fund’s portfolio is Sammy Oh. Mr. Oh joined Palisade in 2009 and is Managing Director and Senior Portfolio Manager of Palisade’s Small and SMID Cap Growth Equity strategy.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Palisade seeks companies with strong or improving prospects for growth which will generate superior returns. Opportunities for superior growth are found through intensive company-specific fundamental research. Palisade has an unwavering commitment to bottom-up fundamental research. Investment professionals spend significant time with management teams and believe company visits are important. Palisade puts more emphasis, however, on field work – talking to customers, competitors, suppliers, and industry experts. Palisade also looks towards the venture capital/private equity community for insights and emerging growth themes. The firm believes that their independent, proprietary research is an important advantage in the current environment of diminished sell-side research coverage.

For each of its investments, Palisade prepares a one page write-up that contains significant qualitative analysis. In its write-ups, the investment team rates portfolio companies on several attributes that it

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believes are important, including the quality of the management team, product positioning, and valuation. Ratings are used for discussion purposes, as companies do not have to meet a particular aggregate score for portfolio inclusion. Reports include revenue and earnings forecasts as well as a price target.

Palisade constructs a diversified portfolio of 70-90 stocks. Allocations to individual stocks are typically 0.75%-1.75%. A 2% position would be considered a large position for the portfolio. Sector allocations are a result of the team’s bottom-up stock selection. Palisade never makes explicit top-down sector calls; however, the team monitors sector allocation to ensure appropriate diversification.

SSgA Funds Management, Inc. (“SSgA FM”), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. SSgA FM is wholly owned by State Street Corporation (“State Street”), a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street.

SSgA FM’s allocated portion of the Fund’s portfolio is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management team is overseen by the SSgA Investment Committee. The portfolio managers who are primarily responsible for the day-to-day management of SSgA FM’s allocated portion of the Fund’s portfolio are Michael O. Martel, Charles McGinn and Tyhesha Harrington. Messrs. Martel and McGinn joined SSgA in 1998 and currently serve as Senior Portfolio Managers within SSgA’s Investment Solutions Group (“ISG”). Ms. Harrington joined SSgA FM in 2006 as a portfolio manager and currently serves as a Senior Portfolio Manager within ISG.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

SSgA FM is responsible for monitoring and investing cash balances of the Fund. SSgA FM will invest in derivative instruments, such as exchange-listed equity futures contracts (e.g., NASDAQ-100 Index, Russell 2000® Index and S&P MidCap 400® Index), to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Westfield Capital Management Company, L.P. (“Westfield”), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. Westfield is a registered investment advisor that was founded in 1989. Westfield is 100% employee owned.

Investment decisions for all product portfolios managed by Westfield are made by consensus of the Westfield Investment Committee, which is chaired by William A Muggia. Each member of the Westfield Investment Committee has input into the investment process and overall product portfolio construction. Investment decisions are made within the parameters established by a portfolio’s investment objective(s), policies, and restrictions. Although the Committee collectively acts as portfolio manager for the Fund’s assets allocated to Westfield, Westfield lists the following Committee members, based either on seniority or role within the Committee, as having day-to-day management responsibilities for the Fund’s assets allocated to Westfield. Mr. Muggia covers Healthcare and Energy, as well as provides overall market strategy. Mr. Muggia is President, Chief Executive Officer, Chief Investment Officer and Managing Partner of Westfield. He has worked at Westfield since 1994. Ethan J. Meyers, CFA is a Managing Partner of Westfield and covers Industrials and Business Services. Mr. Meyers has worked at Westfield since 1999. John M. Montgomery is a Managing Partner and Portfolio Strategist of Westfield. Mr. Montgomery has worked at Westfield since 2006. Hamlen Thompson is a Managing Partner of Westfield and covers Energy and Industrials. Mr. Thompson has worked at Westfield since 2003. Bruce N. Jacobs, CFA is a Managing Partner of Westfield and covers Healthcare and Consumer Staples. Mr. Jacobs has worked at Westfield since 2003.

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The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

Westfield manages its allocated portion of the Fund’s portfolio using a fundamental, bottom-up research approach, which seeks to identify reasonably priced stocks with high earnings potential. In order to seek the highest returns with the least degree of risk, Westfield generally favors stocks that, in the judgment of the firm, have: (i) sizeable management ownership; (ii) strong financial conditions; (iii) sufficient cash flow to fund growth internally; and (iv) strong pricing power.

Westfield also considers factors such as earnings growth forecasts, price target estimates, total return potential, and business developments. Stocks may be sold when Westfield believes that the stocks no longer represent attractive investment opportunities, based on the factors described above.

Mercer US Small/Mid Cap Value Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation.

Principal Investment Strategies of the Fund

The Fund invests primarily in common stocks of small and medium-sized U.S. companies that a subadvisor believes possess the potential for long-term capital appreciation and that appear to be undervalued at the time of purchase based on the stocks’ intrinsic values relative to their current market prices. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of small-to-medium capitalization U.S. companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “small-to-medium capitalization U.S. companies” to be U.S. companies with market capitalizations between $25 million and the largest company included in the Russell 2500TM Index, which, as of June 30, 2014, was $9.9 billion. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.)

The Fund will invest in companies within the capitalization range described above. However, the subadvisors may invest a portion of the Fund’s assets in companies outside this range. Further, if movement in the market price causes a stock to change from one capitalization range to another, the Fund is not required to dispose of the stock.

The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

The Fund’s benchmark, the Russell 2500TM Value Index, measures the performance of those Russell 2500TM companies with lower price-to-book ratios and lower forecasted growth values.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

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NWQ Investment Management Company, LLC (“NWQ”), located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067, serves as a subadvisor to the Fund. NWQ is a subsidiary of Nuveen Investments, Inc. (“Nuveen”).

The portfolio manager who is primarily responsible for the day-to-day management of NWQ’s allocated portion of the Fund’s portfolio is Phyllis G. Thomas, CFA. Ms. Thomas is a Managing Director and Portfolio Manager of NWQ and has been with the firm since 1990.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

NWQ is a long-term investor that seeks to provide superior risk-adjusted returns through a research-driven value-oriented process. This process is structured to help identify and capitalize upon opportunities created by the market’s misperceptions, overreactions, and/or fixation on short-term results. NWQ invests in companies that are believed to be undervalued, have downside protection, and possess catalysts or inflection points that NWQ expects will help unlock value. Such catalysts and inflection points can include: new management, improving business or industry fundamentals, industry consolidation, or company restructuring. Catalysts can also include recognizing free options, hidden assets, and other factors that NWQ believes are not being correctly valued by the market. NWQ seeks to uncover factors that will drive business improvement three months to a year in advance; so portfolios can fully benefit when these inflection points and catalysts emerge and are acknowledged by the market. Similarly, NWQ strives to identify the “herd mentality,” as this provides incremental insight into possible misperceptions, which, in turn, may reveal investment opportunities.

NWQ’s investment professionals employ an active approach to equity investment by utilizing a corporate finance-oriented, cash flow focused discipline that allows the firm to identify potential investments trading at attractive absolute valuations. Firm-wide, NWQ’s approach to uncovering value emphasizes independent, original, bottom-up fundamental research. NWQ seeks to exploit disparities between investor perception and underlying fundamentals in the capital markets. Capital preservation is a very important component of NWQ’s investment process. NWQ evaluates each position for downside risk as well as potential appreciation. NWQ continually evaluates the portfolio holdings to keep the portfolio’s risk/reward “fresh.” This conservative and disciplined approach is designed to identify companies offering superior prospects while selling at reasonable multiples.

River Road Asset Management, LLC (“River Road”), located at 462 South Fourth Street, Suite 1600, Louisville, Kentucky 40202, serves as a subadvisor to the Fund. River Road is a subsidiary of Affiliated Managers Group, Inc.

The portfolio managers who are primarily responsible for the day-to-day management of River Road’s allocated portion of the Fund’s portfolio are James C. Shircliff, CFA, R. Andrew Beck, and J. Justin Akin. Mr. Shircliff has been Chief Investment Officer of River Road since 2005. Mr. Beck has been President of River Road since 2005 and Chief Executive Officer of River Road since 2011. Mr. Akin has been Portfolio Manager for River Road since 2012. From 2005-2012, Mr. Akin served as Equity Research Analyst and Senior Equity Research Analyst for River Road.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, River Road uses systematic and dynamic internal research to narrow the field of small- and mid-cap companies into a more refined working

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universe. River Road employs a value-driven, bottom-up fundamental approach that seeks to identify securities with the following characteristics:

●	Priced at a discount to absolute value
●	Attractive business model
●	Shareholder-oriented management
●	Financial strength
●	Undiscovered, underfollowed, misunderstood.

To manage risk, the portfolio managers employ a strategy of diversification, and adhere to a structured sell discipline.

SSgA Funds Management, Inc. (“SSgA FM”), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. SSgA FM is wholly owned by State Street Corporation (“State Street”), a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street.

SSgA FM’s allocated portion of the Fund’s portfolio is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management team is overseen by the SSgA Investment Committee. The portfolio managers who are primarily responsible for the day-to-day management of SSgA FM’s allocated portion of the Fund’s portfolio are Michael O. Martel, Charles McGinn and Tyhesha Harrington. Messrs. Martel and McGinn joined SSgA in 1998 and currently serve as Senior Portfolio Managers within SSgA’s Investment Solutions Group (“ISG”). Ms. Harrington joined SSgA FM in 2006 as a portfolio manager and currently serves as a Senior Portfolio Manager within ISG.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

SSgA FM is responsible for monitoring and investing cash balances of the Fund. SSgA FM will invest in derivative instruments, such as exchange-listed equity futures contracts (e.g., Russell 2000® Index and S&P MidCap 400® Index), to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Systematic Financial Management, L.P. (“Systematic”), located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, New Jersey 07666, serves as a subadvisor to the Fund. Affiliated Managers Group, Inc. a publicly traded asset management company, holds a majority interest in Systematic Financial Management, L.P. through its wholly owned subsidiary, Titan NJ LP Holdings LLC.

The portfolio managers who are primarily responsible for the day-to-day management of Systematic’s allocated portion of the Fund’s portfolio are Ronald M. Mushock, CFA and D. Kevin McCreesh, CFA. Mr. Mushock has been the lead portfolio manager for all of Systematic’s mid cap portfolios since their inception in 2000, and all of Systematic’s small/mid cap portfolios since their inception in 2002. He became a Managing Partner of Systematic in 2005. Mr. McCreesh, Managing Partner and Chief Investment Officer, has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manager for Systematic’s large and small cap portfolios. Mr. McCreesh joined Systematic as a portfolio manager in 1996, and became Systematic’s Chief Investment Officer in 2004.

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The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Systematic applies a strategic combination of qualitative and quantitative research seeking to identify high-quality, attractively valued companies exhibiting a confirmed catalyst for stock price appreciation.

Systematic’s investment philosophy is predicated on its belief that stock prices are a reflection of consensus earnings estimates, and as revisions to those estimates rise or fall, stock prices will move accordingly. Systematic’s unique, robust and repeatable process is designed to minimize the likelihood of purchasing stocks in the “value trap” by focusing only on companies that demonstrate fundamental improvement, as evidenced by a positive earnings surprise.

Systematic’s investment methodology typically begins with a rigorous quantitative screening process to identify stocks exhibiting a combination of discounted valuation and improving fundamentals. This screening process results in a research focus list, from which prospective investments are then carefully scrutinized through fundamental, bottom-up analysis. The focus list includes those securities that Systematic believes have the strongest risk/reward characteristics and long-term investment potential. A prudently diversified portfolio generally between 60-100 securities, is then constructed and closely monitored, with a strict adherence to designated risk controls.

Foreign Equity Funds:

Mercer Non-US Core Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund invests primarily in equity securities of companies in the world’s developed and emerging capital markets, excluding the United States. The Fund’s investments in equity securities may include dividend-paying securities, common stock and preferred stock issued by companies of any capitalization, as well as American, European, and Global Depositary Receipts (together, “Depositary Receipts”).

In seeking to achieve the Fund’s investment objective, the Fund’s subadvisors invest primarily in the equity securities (including Depositary Receipts) of companies located outside the United States. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of non-U.S. companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Certain subadvisors may employ a quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

Securities of non-U.S. companies generally include all securities included in the Fund’s benchmark index. In addition, securities of non-U.S. companies may include: (a) securities of companies that are organized under the laws of, or maintain their principal places of business in, countries other than the United States;

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(b) securities for which the principal trading market is in a country other than the United States; (c) securities issued or guaranteed by the government of a country other than the United States, such government’s agencies or instrumentalities, or the central bank of such country; (d) securities denominated in the currency issued by a country other than the United States; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in countries other than the United States or have at least 50% of their assets in countries other than the United States; (f) equity securities of companies in countries other than the United States, in the form of depositary receipts; or (g) securities issued by pooled investment vehicles that invest primarily in securities or derivative instruments that derive their value from securities of non-U.S. companies.

While there is no minimum number of countries that will be represented in the Fund’s portfolio, the Fund does intend to diversify its investments among countries and geographic regions, including a significant portion in the world’s emerging markets. However, the Fund may invest a significant portion of its assets in one country or region, if, in the judgment of a subadvisor, economic and business conditions warrant such investments. To the extent that the Fund invests a significant portion of its assets in one country or region at any time, the Fund will face a greater risk of loss due to factors adversely affecting issuers located in that single country or region than if the Fund always maintained a greater degree of diversity among the countries and regions in which it invests.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

American Century Investment Management, Inc. (“American Century”), located at 4500 Main Street, Kansas City, Missouri 64111 serves as a subadvisor to the Fund. American Century is wholly owned by American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.

The portfolio manager who is primarily responsible for the day-to-day management of American Century’s allocated portion of the Fund’s portfolio is Rajesh Gandhi. Mr. Gandhi joined American Century in 2002, became a portfolio manager in 2008 and currently serves as Vice President and Senior Portfolio Manager.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing the allocated portion of the Fund portfolio, American Century will primarily invest in equity securities of companies located in at least three developed countries (excluding the United States). American Century looks for stocks of companies it believes will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, American Century uses a bottom-up approach to stock selection. This means that American Century makes its investment decisions based primarily on analysis of individual companies, rather than on broad economic forecasts.

Using a variety of analytical research tools, American Century tracks financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under

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normal market conditions, the allocated portion of the Fund’s portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help American Century buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet its criteria.

In addition to locating strong companies with earnings and revenue growth, American Century believes that it is important to diversify the allocated portion of the Fund’s holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, American Century also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

Under normal market conditions, American Century intends to keep the allocated portion of the Fund’s portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. However, the allocated portion of the Fund’s portfolio can purchase other types of securities as well, such as forward currency exchange contracts, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies.

Futures contracts, a type of derivative security, can help the allocated portion of the Fund’s cash assets remain liquid while performing more like stocks. The allocated portion of the Fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

In the event of exceptional market or economic conditions, the allocated portion of the Fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash or high quality, short term debt securities, denominated in U.S. dollars or another currency. To the extent it assumes a defensive position, the allocated portion of the Fund may not be pursuing the investment objective of that particular allocation.

In determining where a company is located, American Century will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.

The allocated portion of the Fund’s portfolio may engage in active and frequent trading of portfolio securities.

Arrowstreet Capital, Limited Partnership (“Arrowstreet”), located at 200 Clarendon Street, 30th Floor, Boston, Massachusetts 02116, serves as a subadvisor to the Fund. Arrowstreet is a discretionary institutional global asset manager that was founded in June 1999. Arrowstreet has been a registered investment adviser with the SEC under the U.S. Investment Advisers Act of 1940, as amended, since July 1999. Headquartered in Boston, Massachusetts, Arrowstreet is a private limited partnership that is wholly-owned by its senior management and non-executive directors.

The allocated portion of the Fund’s portfolio managed by Arrowstreet is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Arrowstreet’s allocated portion of the Fund’s portfolio are Drs. Peter Rathjens, Ph.D., John Capeci, Ph.D., Manolis Liodakis, Ph.D., and Tuomo Vuolteenaho, Ph.D. Drs. Rathjens and Capeci joined Arrowstreet in 1999. Dr. Vuolteenaho joined Arrowstreet in 2005. Prior to joining Arrowstreet, Dr. Vuolteenaho served as an Associate Professor of Economics at Harvard University. Dr. Liodakis joined Arrowstreet in 2012. Prior

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to joining Arrowstreet, Dr. Liodakis served as Managing Director, Global Equities Hybrid Strategies, at Citadel Asset Management.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Arrowstreet utilizes a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long-term systematic biases toward any particular country, sector, style or market capitalization.

These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of: (1) direct effects – characteristics of the company itself; and (2) indirect effects – characteristics of other companies that are related by virtue of a common country affiliation and sector affiliation (called country/sector baskets); a common country affiliation; a common global sector affiliation; and other common linkages.

Over any time period, strategy performance relative to the benchmark is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the benchmark.

Lingohr & Partner North America, Inc., (“Lingohr”) located at 1390 E 23rd Avenue, Eugene, Oregon, 97403, serves as a subadvisor to the Fund. Lingohr is a wholly owned subsidiary of Lingohr & Partner Asset Management GmbH, an investment adviser registered in Germany.

The portfolio managers who are primarily responsible for the day-to-day management of Lingohr’s allocated portion of the Fund’s portfolio are Dagmar Rittstieg, Oliver Weiler, Dana Deusing, Frank Fiedler, Reinhard Niebuhr, Goran Vasiljevic and Nicole Dederding. Dagmar Rittstieg joined Lingohr & Partner Asset Management GmbH in 2004 and began managing Lingohr’s allocated portion of the Fund’s portfolio in 2012. Oliver Weiler joined Lingohr & Partner Asset Management GmbH in 2007 and began managing Lingohr’s allocated portion of the Fund’s portfolio in 2012. Dana Deusing joined Lingohr & Partner Asset Management GmbH in 2007 and began managing Lingohr’s allocated portion of the Fund’s portfolio in 2012. Frank Fiedler joined Lingohr & Partner Asset Management GmbH in 1993 and began managing Lingohr’s allocated portion of the Fund’s portfolio in 2012. Reinhard Niebuhr joined Lingohr & Partner Asset Management GmbH in 2011 and began managing Lingohr’s allocated portion of the Fund’s portfolio in 2012. Goran Vasiljevic joined Lingohr & Partner Asset Management GmbH in 2011 and began managing Lingohr’s allocated portion of the Fund’s portfolio in 2012. Nicole Dederding joined Lingohr & Partner Asset Management GmbH in 2009 and began managing Lingohr’s allocated portion of the Fund’s portfolio in 2013.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Lingohr’s systematic and repeatable investment process is divided into stock selection, portfolio construction, and buy/sell decisions.

Lingohr’s stock selection process combines proprietary quantitative tools with fundamental analysis to determine portfolio constituents. Lingohr utilizes multiple databases for market intelligence on listed companies worldwide. Stocks with market capitalizations of less than USD 750 million are excluded. Specifically, Lingohr developed proprietary, country-specific methods that aim to isolate key fundamental

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factors which drive the performance within each country. Such factors are combined into country-factor-models and typically exhibit fundamental value characteristics central to Lingohr’s philosophy. Utilizing these multi-factor models, Lingohr ranks all stocks from 1 to 100 (percentiles) within each country. Only stocks ranked in the first quintile are subjected to fundamental, bottom-up analysis by the portfolio management team to select the final portfolio constituents.

Lingohr’s portfolio construction process begins with equal-weighting all country modules within the portfolio. International portfolios presently contain 7 or more country modules. Within each module, stocks are also equally weighted.

Portfolios are generally rebalanced semi-annually, based on the portfolio’s inception date. All stocks ranked in the first quintile are retained. The remaining stocks are sold and replaced with stocks from the present first quintile. Country weights are rebalanced, as are stock weights within each country. In between rebalancings, stock rankings are updated on a weekly basis. If rankings fall below the median, stocks are typically sold and replaced with a stock from the first quintile.

Massachusetts Financial Services Company (“MFS”), located at 111 Huntington Avenue, Boston, Massachusetts 02199, serves as a subadvisor to the Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The portfolio managers who are primarily responsible for the day-to-day management of MFS’ allocated portion of the Fund’s portfolio are Barnaby Wiener and Benjamin Stone. Mr. Wiener, Investment Officer of MFS, has been employed in the investment area of MFS since 1998. Mr. Stone, Investment Officer of MFS, has been employed in the investment area of MFS since 2005.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, MFS focuses on investing the Fund’s assets in the stocks of companies that MFS believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to the companies’ earnings, dividends, assets, or other financial measures. MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease currency exposure.

MFS uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered by MFS.

SSgA Funds Management, Inc. (“SSgA FM”), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. SSgA FM is wholly owned by State Street Corporation (“State Street”), a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street.

SSgA FM’s allocated portion of the Fund’s portfolio is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management team is overseen by the SSgA Investment Committee. The portfolio managers who are primarily responsible for the day-to-day management of SSgA FM’s allocated portion of the Fund’s portfolio are

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Michael O. Martel, Charles McGinn and Tyhesha Harrington. Messrs. Martel and McGinn joined SSgA in 1998 and currently serve as Senior Portfolio Managers within SSgA’s Investment Solutions Group (“ISG”). Ms. Harrington joined SSgA FM in 2006 as a portfolio manager and currently serves as a Senior Portfolio Manager within ISG.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

SSgA FM is responsible for monitoring and investing cash balances of the Fund. SSgA FM will invest in derivative instruments, such as exchange-listed equity futures contracts (e.g., MSCI EAFE® Index), to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Mercer Emerging Markets Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings, in equity securities (such as dividend-paying securities, common stock and preferred stock) of companies that are located in emerging markets, other investments that are tied economically to emerging markets, as well as in American, European, and Global Depositary Receipts (“Depositary Receipts”). The Fund invests in large, medium and small capitalization companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. The Fund’s portfolio securities are denominated primarily in foreign currencies and are typically held outside the U.S.

Stock index futures and various types of swaps may be used to implement the country selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, swaps and currency forwards to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Certain subadvisors may employ a systematic and quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index. In determining if a security is economically tied to an emerging market country the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. The Fund’s subadvisors may determine a security is economically tied to an emerging market country based on other factors, such as an issuer’s country of domicile, where the majority of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to emerging market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indices of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to an emerging market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is economically tied to an emerging market country as described above.

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In addition, the Fund may invest its assets in equity securities of companies that are located in “frontier markets” countries and other investments that are tied economically to “frontier markets” countries. “Frontier markets” is often used to describe the markets of smaller, less accessible, but still investable, countries of the developing world. “Frontier market” countries include all countries represented by the MSCI Frontier Markets Index. The securities of frontier market companies tend to be considered small and/or micro-cap.

While there is no minimum number of countries that will be represented in the Fund’s portfolio, the Fund does intend to diversify its investments among countries and geographic regions within the world’s emerging markets. However, the Fund may invest a significant portion of its assets in one country or region, if, in the judgment of a subadvisor, economic and business conditions warrant such investments. To the extent that the Fund invests a significant portion of its assets in one country or region at any time, the Fund will face a greater risk of loss due to factors adversely affecting issuers located in that single country or region than if the Fund always maintained a greater degree of diversity among the countries and regions in which it invests.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

AQR Capital Management, LLC (“AQR”), located at Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as a subadvisor to the Fund. AQR is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR. AQR Holdings is a subsidiary of AQR Capital Management Group, L.P. (“AQR LP”) which has no activities other than holding the interests of AQR Holdings. Clifford Asness, Ph.D., M.B.A., may be deemed to control AQR indirectly through his significant ownership of AQR LP. The portfolio managers who are primarily responsible for the day-to-day management of AQR’s allocated portion of the Fund’s portfolio are Jacques A. Friedman, M.S., Oktay Kurbanov, M.B.A., and Lars N. Nielsen, M.Sc. Mr. Friedman is a Principal of AQR. Mr. Friedman joined AQR at its inception in 1998 and heads its Global Stock Selection team, overseeing research and portfolio management. Mr. Kurbanov is a Principal of AQR. Mr. Kurbanov joined AQR at its inception in 1998 and runs the portfolio management team within the Global Asset Allocation group. Mr. Nielsen is a Principal of AQR. Mr. Nielsen joined AQR in 2000, oversees research in the Global Stock Selection and Global Asset Allocation teams, and is a part of the portfolio management teams for several hedge funds and long-only portfolios.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

AQR’s portfolio normally will be managed by both overweighting and underweighting securities, countries and currencies relative to the MSCI Emerging Markets Index, using AQR’s proprietary quantitative return forecasting models and systematic risk-control methods. AQR’s investable universe is based on the securities, countries and currencies represented in the MSCI Emerging Markets Index, or securities that will be admitted to the index within 180 days of purchase. AQR may, from time to time, augment that universe with additional securities, countries or currencies that are deemed to have similar characteristics as those included in the MSCI Emerging Markets Index. The criteria used by AQR to make this determination include, but are not limited to, the following: gross domestic product per capita,

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OECD membership, currency regime, restrictions on investment, political risk, market liquidity, and other similar considerations.

From this investment universe, AQR employs a disciplined approach emphasizing both top-down country/currency allocation and bottom-up security selection decisions that include selection of individual stocks within industries as well as explicit industry/sector selection. This approach is carried out through a systematic and quantitative investment process.

A quantitative investment process is a systematic method of evaluating securities and other assets by analyzing a variety of data through the use of models – or systematic processes – to generate an investment opinion. AQR’s models consider a wide range of indicators – from traditional valuation measures, momentum indicators, and price signals, and terms of trade information. These diverse sets of inputs, combined with AQR’s proprietary signal construction methodology, optimization process, and trading technology, are important elements in AQR’s investment process. AQR’s signals are motivated by fundamental economic insights and AQR believes a systematic implementation of those ideas leads to a better long-term investment process.

AQR uses a set of value, momentum, carry and other economic factors to generate an investment portfolio based on AQR’s global asset allocation models and security selection procedures. AQR believes that a better risk-adjusted return may be achievable by applying both value and momentum strategies simultaneously.

●	Value strategies favor securities that appear cheap based on fundamental measures, often as a result of distress or lack of favor. Examples of value strategies include using price-to-earnings and price-to-book ratios for choosing individual equities and countries.

●	Momentum strategies favor securities with strong short-term performance. Examples of momentum strategies include simple price momentum for choosing individual equities and countries, and foreign exchange rate momentum for selecting currencies.

●	In addition to these two main investment signals, AQR may use a number of additional quantitative signals based on AQR’s proprietary research. Examples of such signals are evaluating the robustness of financial statements or the soundness of balance sheets for individual companies, or evaluating the economic health of trade partners for making investment decisions for aggregate equity markets or currencies.

AQR views the selection of individual securities, countries and currencies as three independent decisions. AQR may utilize Depositary Receipts, options, warrants, country index futures, equity swaps, index swaps, foreign currency forwards, and other types of derivative instruments to implement its investment program. These instruments allow AQR to separate security, country, and currency investment decisions, and more efficiently manage their corresponding risks. AQR intends to use some or all of these instruments at all times in order to implement its investment strategy. Additionally, AQR may, from time to time, take short positions in index or currency futures to express a negative view with respect to a particular equity market or currency.

AQR uses stock index futures and various types of swaps to implement the country selection component of its investment strategy. Using derivative instruments in a portfolio has many benefits, including the ability to isolate various sources of risk (i.e., stock, country and currency risks), thus improving the efficiency of both risk management and performance attribution. Equity index derivatives permit AQR to implement country and stock-selection decisions independently. For example, in order to express a negative view on an equity market without utilizing futures, AQR would be required to sell securities of issuers domiciled in that country. Selling securities to express negative views on equity markets may limit the benefit of stock selection to the portfolio, by reducing the impact of AQR’s ability to differentiate between individual stocks. Utilizing futures, AQR is able to express a negative view on a country without limiting the benefits of AQR’s stock selection to the portfolio. Similarly, AQR may purchase equity index futures or swaps to express a positive view about a specific equity market.

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Currency forwards permit AQR to make stock-selection and country allocation decisions independent of AQR’s views on the underlying currency. In other words, AQR utilizes these instruments to manage currency risk separate from stock-selection and country allocation risk. Effectively, currency forwards allow AQR to actively manage, and account for, the impact of currency markets on an emerging markets strategy. For example, AQR may express a negative view on a specific currency by selling currency forwards on that currency; similarly, AQR may express a positive view on a currency by purchasing that currency in the forward market. Expressing currency views via forward contracts enhances the flexibility of the investment process. AQR may express views on currencies without trading individual securities. Moreover, AQR may express opposing views on the equity market in a specific country, in relation to the currency of that country through the use of equity index futures and swaps (neither of which are exposed to currency risk).

AQR also uses derivative instruments to enter into both “long” and “short” positions in country exposures and currencies. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying investment. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying investment. Short positions in any currency generally will not exceed -15% of the net assets of AQR’s allocated portion of the Fund’s portfolio. For example, if 5% of the net assets are invested in Indian stocks held long, generally the collective short positions in Indian rupees would be 20% or less of the net assets. Foreign currency denominated stock positions and the notional value of foreign currency spot and forward positions are included in determining aggregate long and short currency positions.

Short positions in the equity of issuers in a particular country generally will not exceed -10% of the net assets of AQR’s allocated portion of the Fund’s portfolio. In other words, the total value of stock positions held long in a country, plus the notional value of equity derivatives providing long exposure to issuers in that country, minus the notional value of equity derivatives providing short exposure to issuers in that country must be greater than -10% of the net assets. For example, if 5% of the net assets are invested in Brazilian equities, generally the largest short position in Brazilian equity futures would be 15% of the net assets.

Derivative instruments are also used to equitize cash held in the portfolio. Generally, AQR will invest 80% to 90% of its allocated portion of the Fund’s assets in equities. In order to gain full market exposure (100% invested), AQR will invest in derivative instruments (equity index futures and/or swaps and currency forwards) on the balance of such assets. This technique, known as cash equitization, allows AQR to hold some cash in order to increase the flexibility of its investment decisions. The net economic exposure of AQR’s allocated portion of the Fund’s portfolio to the equity markets (i.e. the total value of equity positions plus the net notional value of equity and currency derivatives) will generally equal at least 98% of the net assets of AQR’s allocated portion of the Fund’s assets.

AQR believes that the management of transaction costs should be considered when determining whether an investment is attractive. Transaction costs include commissions, bid-ask spreads, market impact and time delays (time between decision and implementation when a market may move for or against you). AQR considers transaction costs both in its forecasting model and optimization process to seek to ensure that trades for the investment program will remain attractive after transaction costs are reflected.

Investec Asset Management Limited (“Investec”), located at Woolgate Exchange, 25 Basinghall Street, London, UK, EC2V 5HA, serves as a subadvisor to the Fund. Investec is regulated by the U.K. Financial Conduct Authority and the SEC. Investec is a subsidiary of the Investec Group.

The portfolio manager who is primarily responsible for the day-to-day management of Investec’s allocated portion of the Fund’s portfolio is Archie Hart. Mr. Hart joined Investec in 2008 and is lead

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Portfolio Manager for the Emerging Markets Equity strategy. He also provides research support on the consumers sector in the 4Factor Global Equity team.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Investec seeks to achieve long-term capital growth primarily through investment in equities issued by companies listed or with significant operations in countries comprising the MSCI Emerging Markets Index. Investec believes stock prices are influenced by behavioral biases, and that an active management process specifically targeted at exploiting these behavioral errors will ultimately reward the long-term investor. Investec’s investment approach aims to exploit these errors through investment in a focused portfolio of primarily emerging markets equities. Investec screens these companies and ranks them using four key factors which Investec believes are key to long-term out-performance. Investec believes in active management and that share prices are driven by four factors over time: Strategy, Valuation, Earnings and Technicals. Investec looks for high quality, attractively valued companies which have improving operating performance and are receiving increasing investor attention. Investec finds investment opportunities using a rigorous, disciplined process and performs research on them within a dedicated global equity team. The four factors allow Investec to combine what it believes to be the best of traditional and behavioral finance theory. From traditional finance theory, Investec looks for effective company strategy and stocks trading at a discount to fair value. Dynamics and Technicals rely more on behavioral finance and by using these factors Investec believes it can counter systematic biases while exploiting those of others.

Using this investment process, research is conducted to further narrow the list of possible investments. This research includes (i) an analysis of balance sheet and cash flows, (ii) in-depth discussions with financial analysts, and (iii) an analysis of the company’s products and the marketplace in which it competes.

Kleinwort Benson Investors International Ltd. (“KBI”), located at Joshua Dawson House, Dawson Street, Dublin 2 is an institutional asset manager that is headquartered in Dublin. It is a majority owned subsidiary of Kleinwort Benson Investors Dublin Ltd., which was formed in 1980; as such, the firm has been managing assets for institutional clients for over 30 years. The firm became a member of the Kleinwort Benson Group in October 2010.

The portfolio managers who are primarily responsible for the day-to-day management of KBI’s allocated portion of the Fund’s portfolio are Gareth Maher, David Hogarty, Ian Madden and James Collery. Mr. Maher joined KBI as Senior Portfolio Manager in 2000. Mr. Hogarty joined the firm in 1994. Mr. Madden joined KBI as as a Portfolio Assistant in November 2000. Mr. Collery joined the firm in January 2001 as a Performance & Risk Analyst.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

KBI believes that there is a source of alpha in high dividend companies that is broadly ignored by most investors. As such, KBI intends to invest in companies that pay above average dividends relative to their regional sub sector average. KBI’s process is systematic and rules based. KBI believes that while the whole is greater than the sum of the parts, their decision making process is best described in three steps.

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First, KBI’s process creates a diversified high dividend universe. KBI calculates a bespoke yield hurdle for each of the regional industry sub-sectors in the MSCI Emerging Markets Index. Every stock that exceeds this hurdle is selected for its universe and has the potential to be part of KBI’s allocated portion of the Fund’s portfolio. This creates an opportunity set of stocks with above average dividend yields relative to their regional industry peers.

Next, KBI looks for stocks with payout sustainability, consistency and growth. Depending on the prevailing investment environment, the investment team decides on which factors are the most relevant to capture this. Normally it is a combination of free cash flow and dividend cover measures as well as dividend growth and payout measures. The objective is to find companies with the financial strength to maintain and/or grow their payout commitments.

Finally, the remaining stocks are reviewed by the portfolio management team in the context of KBI’s overall portfolio objectives and are then put through a proprietary Barra based optimization process to produce the final portfolio of stocks which will be held. KBI normally limit the amount of holdings in its portfolio to approximately 130 stocks.

SSgA Funds Management, Inc. (“SSgA FM”), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. SSgA FM is wholly owned by State Street Corporation (“State Street”), a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street.

SSgA FM’s allocated portion of the Fund’s portfolio is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management team is overseen by the SSgA Investment Committee. The portfolio managers who are primarily responsible for the day-to-day management of SSgA FM’s allocated portion of the Fund’s portfolio are Michael O. Martel, Charles McGinn and Tyhesha Harrington. Messrs. Martel and McGinn joined SSgA in 1998 and currently serve as Senior Portfolio Managers within SSgA’s Investment Solutions Group (“ISG”). Ms. Harrington joined SSgA FM in 2006 as a portfolio manager and currently serves as a Senior Portfolio Manager within ISG.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

SSgA FM is responsible for monitoring and investing cash balances of the Fund. SSgA FM will invest in derivative instruments, such as exchange-listed equity futures contracts (e.g., MSCI Emerging Markets Index), to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Vontobel Asset Management, Inc. (“Vontobel”) serves as an investment subadvisor to the Fund. Vontobel has discretionary trading authority over a portion of the Fund’s assets, subject to continuing oversight and supervision by the Advisor and the Fund’s Board of Trustees. Vontobel is located at 1540 Broadway, New York, NY 10036. Vontobel is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. Vontobel has provided investment advisory services to mutual fund clients since 1990.

The portfolio manager who is primarily responsible for the day-to-day management of Vontobel’s allocated portion of the Fund’s portfolio is Rajiv Jain. Mr. Jain joined Vontobel in 1994 as an equity analyst and associate manager of its international and emerging markets equity portfolios.

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The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In keeping with the Fund’s investment objective and strategy, Vontobel believes that the best way to achieve capital appreciation and outperform the market over time is by investing, at attractive prices, in well-managed businesses with consistent operating histories and financial performance that have favorable long-term economic prospects; and in most cases, generate free cash flow. Vontobel believes that growth must be value enhancing for investors, meaning that long-term returns on invested capital exceeds its cost. Growth is therefore always a component in Vontobel’s calculation of value. Lastly, Vontobel believes that price and value ultimately will converge.

Vontobel employs a bottom-up stock and business analyses, to identify high-quality companies. Typically, these companies tend to be well-managed companies with the following attributes:

●	Consistent operating histories and financial performance;
●	Favorable long-term economic prospects; and
●	Competent management that can be counted on to use cash flow wisely and channel the reward from the business to its shareholders

Mercer Global Low Volatility Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. and foreign issuers. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash, or cash equivalents. The Fund reasonably anticipates that under normal circumstances it typically will invest in approximately 25 countries and that approximately 40%-60% of its assets will be invested in equity securities of foreign issuers. In addition, the Fund may invest up to 15% of its net assets in cash, cash equivalents or cash-like investments. The Fund invests in large, medium and small capitalization companies. The Fund will seek to achieve its investment objective by matching the return of its benchmark, the MSCI World Index, over 5-7 years, with between 25-30% lower price volatility than the benchmark for the period, by investing in securities of issuers with certain volatility characteristics. Such volatility characteristics may include, but are not limited to, high return on equity, low debt to equity ratios, and high earnings growth stability.

Stock index futures and various types of swaps may be used to implement the equity security selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Certain subadvisors may employ a systematic and quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-

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day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

Acadian Asset Management LLC (“Acadian”), located at 260 Franklin Street, Boston, MA 02110, serves as an investment subadvisor to the Fund. Acadian has discretionary trading authority over a portion of the Fund’s assets, subject to continuing oversight and supervision by the Advisor and the Fund’s Board of Trustees. Acadian is a subsidiary of Old Mutual Asset Managers (US) LLC (OMAM), which is an indirectly wholly-owned subsidiary of Old Mutual plc, a London-based financial services firm.

The portfolio managers who are primarily responsible for the day-to-day management of Acadian’s allocated portion of the Fund’s portfolio are Brendan Bradley, Ph.D., Ryan Taliaferro, Ph.D., Ryan Stever, Ph.D., and Mark Birmingham, CFA. Mr. Bradley is a Senior Vice President and Director, Portfolio Management at Acadian. Mr. Bradley joined Acadian in September 2004 as a senior member of the Research and Portfolio Management Team. In 2010, Mr. Bradley was appointed Director of Managed Volatility Strategies and in 2013, became Director of Portfolio Management overseeing portfolio management policies. Mr. Taliaferro is a Senior Vice President and serves as a Portfolio Manager. Mr. Taliaferro joined Acadian in May 2011 as a consultant and began full time in July 2011. He currently serves as lead portfolio manager for Managed Volatility Strategies. Prior to Acadian, he was a faculty member in the Finance Unit at Harvard Business School, where he taught corporate finance and asset pricing from 2006-2011. Mr. Stever is a Senior Vice President and serves as a Portfolio Manager at Acadian. Mr. Stever joined Acadian in December 2007 as a senior member of the Research Team. Mr. Birmingham is a Vice President and Associate Portfolio Manager for Acadian’s Managed Volatility strategies. Before joining Acadian in October 2013, he was a vice president and quantitative analyst within the Quantitative Investment Group at Wellington Management Co. (“Wellington”). Mr. Birmingham also served as Director, U.S. Equity Sales and Trading at Nomura Securities International, Inc. prior to his work at Wellington.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its portion of the Fund’s portfolio, Acadian normally will invest in low-risk common stocks of global issuers listed or traded on equity markets in regulated markets worldwide. Acadian will choose individual stocks to achieve its risk-reduction objective and will include both large and small capitalization issuers. Also permitted are investments in rights issues by a company which allow holders to subscribe for additional securities issued by that company and preferred stocks, if issued by companies whose common stocks are listed or traded on regulated markets, in depository receipts and in the units or shares of certain open-ended collective investment schemes investing in the foregoing, including but not limited to exchange-traded funds.

Acadian may employ investment techniques and financial derivative instruments for efficient portfolio management and/or investment purposes. Futures and forward contracts may be used to hedge against market risks, to gain exposure to markets, or to hedge or gain exposure to one or more currencies.

First Eagle Investment Management, LLC (“First Eagle”) serves as an investment subadvisor to the Fund. First Eagle has discretionary trading authority over a portion of the Fund’s assets, subject to continuing oversight and supervision by the Advisor and the Fund’s Board of Trustees. First Eagle is located at 1345 Avenue of the Americas, New York, NY 10105. First Eagle is a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”). Based in New York City since 1937, ASB Holdings is the successor firm to two German banking houses – Gebr. Arnhold, founded in Dresden in 1864, and S. Bleichroeder, founded in Berlin in 1803.

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The portfolio managers who are primarily responsible for the day-to-day management of First Eagle’s allocated portion of the Fund’s portfolio are Matt McLennan, Abhay Deshpande and Kimball Brooker, Jr. Mr. McLennan is Head of the First Eagle Global Value Team and manages the portfolio. Mr. McLennan joined First Eagle in September 2008. Mr. Deshpande also manages the portfolio. Mr. Deshpande joined First Eagle in 2000 and served as a senior member of the First Eagle Global Value analyst team and portfolio manager for a number of accounts for First Eagle before assuming his current management responsibilities in September 2007. Mr. Brooker also manages the portfolio with Messrs. McLennan and Deshpande. Mr. Brooker joined First Eagle in January 2009 and is also a member of the First Eagle Global Value analyst team.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its portion of the Fund’s portfolio, First Eagle will normally invest its assets primarily in common stocks (and securities convertible into common stocks) of U.S. and foreign companies.

Investment decisions for First Eagle’s portion of the Fund’s portfolio are made without regard to the capitalization (size) of the companies in which First Eagle invests. First Eagle may invest its portion of the Fund’s portfolio in any size company, including large, medium and smaller companies. First Eagle may also invest in fixed-income instruments, short-term debt instruments, securities representing gold and other precious metals, and futures contracts related to precious metals. Under normal circumstances, First Eagle anticipates it will allocate a substantial amount of its total assets to foreign investments.

The investment philosophy and strategy of First Eagle can be broadly characterized as a “value” approach, as it seeks a “margin of safety” in each investment purchase with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that First Eagle view as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on First Eagle’s judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets.

MFG Asset Management (“MFG”), Magellan Asset Management Limited doing business as MFG, located at Level 7, 1 Castlereagh Street, Sydney NSW 2000, Australia, serves as an investment subadvisor to the Fund. MFG has discretionary trading authority over a portion of the Fund’s assets, subject to continuing oversight and supervision by the Advisor and the Fund’s Board of Trustees. MFG is a wholly owned subsidiary of Magellan Financial Group Limited (“MFG Financial”), a company listed on the Australian Securities Exchange. MFG Financial was organized in 2006 and is located in Sydney, Australia. In addition to providing portfolio management services to the Fund, MFG serves as investment adviser to individual and institutional clients.

The portfolio manager who is primarily responsible for the day-to-day management of MFG’s allocated portion of the Fund’s portfolio is Hamish Douglass. Mr. Douglass makes the final buy and sell decisions for MFG’s portfolio. Mr. Douglass co-founded MFG in July 2006 and serves as Chief Executive Officer and Managing Director of MFG Financial.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

In managing its portion of the Fund’s portfolio, MFG seeks to identify high quality U.S. and foreign companies at attractive prices while integrating an in depth macroeconomic understanding in order to manage risk. MFG’s portfolio will normally hold a concentrated number (generally 20 to 40) of companies, selected on a value basis and typically with a market capitalization in excess of U.S. $10 billion at the time of purchase.

Buy candidates are those companies that have sustainable competitive advantages which MFG believes will translate into returns on capital materially in excess of their cost of capital for a sustained period of time. These companies will usually have some or all of the following characteristics: a wide economic “moat” (protection around an economic franchise); high reinvestment potential; low business risk; and low agency risk (risk surrounding the deployment of cash flows).

MFG’s primary starting point for portfolio construction is to undertake extensive research in order to identify companies that meet the above criteria. MFG will overlay its detailed macroeconomic analysis to ensure its portfolio is not overly exposed to “portfolio aggregation risk” (over correlation to a single company, industry or macroeconomic risks) or “macroeconomic event risk” (a major macroeconomic event that could significantly and adversely impact the value of the portfolio’s investments).

MFG will purchase a company when the valuation is attractive, using both discounted cash flow valuations and forecasts of three year total shareholder return. MFG will buy companies that have both low and higher price to earnings and price to book multiples provided that the company has some or all of favorable attributes described above and its shares are trading at an appropriate discount to MFG’s assessment of intrinsic value.

From time to time MFG may make significant changes to its portfolio if it believes that macroeconomic events could lead to a significant and sustained loss in value for shareholders. Such events could include a financial crisis, a sustained oil price shock, a global pandemic or a major global conflict.

Companies are sold due to unfavorable changes in valuation, underlying fundamentals or management; if there are more attractive opportunities available; if the company has not performed to expectations; or if MFG believes it is prudent to sell a position for risk management purposes.

SSgA Funds Management, Inc. (“SSgA FM”), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. SSgA FM is wholly owned by State Street Corporation (“State Street”), a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street.

SSgA FM’s allocated portion of the Fund’s portfolio is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management team is overseen by the SSgA Investment Committee. The portfolio managers who are primarily responsible for the day-to-day management of SSgA FM’s allocated portion of the Fund’s portfolio are Michael O. Martel, Charles McGinn and Tyhesha Harrington. Messrs. Martel and McGinn joined SSgA in 1998 and currently serve as Senior Portfolio Managers within SSgA’s Investment Solutions Group (“ISG”). Ms. Harrington joined SSgA FM in 2006 as a portfolio manager and currently serves as a Senior Portfolio Manager within ISG.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

SSgA FM is responsible for monitoring and investing cash balances of the Fund. SSgA FM will invest in derivative instruments, such as exchange-listed equity futures contracts (e.g., Canada S&P/TSX

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Composite, MSCI EAFE® Index and S&P 500® Index), to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Fixed Income Funds:

Mercer Core Fixed Income Fund

Investment Objective

The investment objective of the Fund is to provide total return, consisting of both current income and capital appreciation.

Principal Investment Strategies of the Fund

In seeking to achieve the Fund’s investment objective of total return, the Fund invests in fixed income securities of U.S. and non-U.S. issuers. The Fund invests primarily in U.S. dollar-denominated, investment grade bonds, including government securities, corporate bonds, and securitized bonds such as mortgage- and asset-backed securities, among others. The Fund also may invest a significant portion of its assets in any combination of non-investment grade bonds (sometimes called high yield or junk bonds), non-U.S. dollar denominated bonds, bonds issued by issuers in emerging capital markets, and certain derivative instruments. The Fund may invest in derivative instruments, such as options, futures, and swap agreements. The Fund may engage in transactions in derivatives for a variety of purposes, including changing the investment characteristics of its portfolio, enhancing total returns, or as a substitute for taking a position in the underlying asset. The Fund’s target duration is that of the Barclays U.S. Aggregate Bond Index. As of June 30, 2014, the duration of the Index was approximately 5.6 years. Depending on market conditions, the subadvisors of the Fund may manage their allocated portions of the Fund’s assets to maintain a duration within 20% of the Fund’s target duration. Duration measures a fixed income security’s price sensitivity to interest rates (inverse relationship) by indicating the approximate change in a fixed income security’s price if interest rates move up or down in 1% increments. For example, if interest rates go up by 1%, the price change (due to interest rate movement) of a fund that has a duration of 5 years is expected to decline by 5%.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities. If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

Dodge & Cox, located at 555 California Street, 40th Floor, San Francisco, California 94104, serves as a subadvisor to the Fund. Dodge & Cox is 100% employee-owned.

Dodge & Cox’s allocated portion of the Fund’s portfolio is managed on a team basis. Dodge & Cox’s Fixed Income Investment Policy Committee is responsible for the day-to-day management of Dodge & Cox’s allocated portion of the Fund’s portfolio. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Dodge & Cox invests in a diversified portfolio of debt securities. The proportion of assets held in various debt securities will be revised as appropriate in light of Dodge & Cox’s appraisal of the economy, the relative yields of securities in the various market

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sectors, the investment prospects for issuers, and other factors. In making investment decisions, Dodge & Cox will take many factors into consideration, including yield-to-maturity, quality, liquidity, call risk, current yield, and capital appreciation potential.

Dodge & Cox attempts to achieve the Fund’s investment objective through fundamental research (i.e., seeking a security or group of securities which Dodge & Cox believes to be undervalued) and by making gradual adjustments in the average maturity of Dodge & Cox’s allocated portion of the Fund’s portfolio. The average maturity of Dodge & Cox’s allocated portion of the Fund’s portfolio at any given time depends, in part, on Dodge & Cox’s assessment of economic and market conditions and the relative yields of securities in the marketplace and Dodge & Cox’s expectation regarding the future level of inflation and interest rates. Dodge & Cox normally invests in an array of securities with short, intermediate, and long maturities in varying proportions.

Although there is no restriction on the number of changes in Dodge & Cox’s allocated portion of the Fund’s security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes.

Income Research & Management (“IR+M”), located at 100 Federal Street, 30th Floor, Boston, Massachusetts 02110, serves as a subadvisor to the Fund. IR+M is a Massachusetts business trust founded in 1987 and has been 100% privately owned since its inception in 1987 and remains so today.

A team of investment professionals manages the portion of the Fund’s assets allocated to IR+M. The team consists of Jack Sommers, CFA, Managing Principal, Co-Founder, Senior Portfolio Manager and Chief Investment Officer; Bill O’Malley, CFA, Managing Principal, Senior Portfolio Manager and Director of Investment Team and Ed Ingalls, CFA, Principal, Senior Portfolio Manager and Director of Credit Research. This team is ultimately responsible for the day-to-day management and strategic direction of the assets of the Fund allocated to IR+M. As a Co-Founder, Mr. Sommers started with the firm at its inception in March of 1987. Mr. O’Malley joined IR+M in September 1994 and Mr. Ingalls started in February of 2000. Mr. Sommers, Mr. O’Malley and Mr. Ingalls have all been in their current roles since joining IR+M.

The SAI provides additional information about each portfolio managers’ compensation, other accounts managed by each of the portfolio managers, and each portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

IR+M’s investment philosophy is consistent across all of our broad market strategies and is based on the belief that careful security selection and active portfolio risk management provide superior returns over the long-term. Portfolios are constructed around client objectives, using a disciplined, bottom-up investment approach to select attractive securities from the U.S. fixed income universe. This philosophy has remained consistent since the inception of the firm.

Prudential Investment Management, Inc. (“Prudential”), located at Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102, serves as a subadvisor to the Fund. Prudential is an indirect, wholly-owned subsidiary of Prudential Financial, Inc., a publicly held company. Prudential is an SEC-registered investment adviser organized as a New Jersey corporation. Prudential Fixed Income is the primary public fixed income asset management unit within Prudential responsible for subadvising the Fund.

The portfolio managers who are primarily responsible for the day-to-day management of Prudential’s allocated portion of the Fund’s portfolio are Richard Piccirillo and Gregory Peters. Mr. Piccirillo joined Prudential Financial, Inc. in 1993. Richard Piccirillo is a Principal and Senior Portfolio Manager for Prudential Fixed Income’s Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. He is also a member of the Global Rates and Securitized Products Team focusing on CMBS. Mr. Piccirillo has specialized in mortgage-and asset- backed securities since joining

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Prudential Financial, Inc. in 1993. Gregory Peters is a Managing Director and Senior Investment Officer of Prudential Fixed Income. He is also senior portfolio manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Prior to joining Prudential Fixed Income in February 2014, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley and responsible for the firm’s macro research and asset allocation strategy. In addition, he was Morgan Stanley’s Global Director of Fixed Income & Economic Research and served on the Firm Risk, Investment, Asset Allocation, Global Credit, and Global Fixed Income Operating Committees.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Prudential Fixed Income utilizes a research-based and relative-value oriented approach. The security selection process varies by sector within the fixed income market. In the U.S. government and mortgage-backed securities markets, buy decisions are primarily based on proprietary quantitative models and analytical tools. In the investment grade corporate bond and structured product sectors, dedicated teams of analysts conduct in-depth fundamental research and relative value analysis on all industries and issuers considered for purchase or sale.

Prudential Fixed Income considers the entire U.S. treasury and agency markets in seeking to identify attractive U.S. government and agency securities for its core fixed income portfolios. Portfolio managers use desktop-based quantitative analytics to screen for attractive opportunities. Buy decisions in this sector are made primarily based on the results of these quantitative analytics, which Prudential Fixed Income uses to help it determine attractively valued securities as well as securities that may improve the risk profile of the portfolio. The sector manager may overlay seasoned judgment to some of the model output. Many of these instances arise from the analysis of technical supply factors or economic news.

To select mortgage-backed securities, Prudential Fixed Income uses two primary models, an option adjusted spread model and a proprietary prepayment model. Option-adjusted spread (“OAS”) is the spread over a benchmark or reference curve such as Treasuries or swaps, for example, that accounts for the cost of the embedded options in a security. The OAS model helps Prudential Fixed Income identify what it considers to be the fair value of mortgage-backed securities. Prudential Fixed Income then supplements its use of the OAS model with an implied prepayment model, which is a market-based gauge of expected prepayment behavior. This proprietary prepayment model analyzes the potential prepayment behavior of the universe of mortgage securities under a range of possible interest rate and economic environments in order to identify each security’s fundamental value. Prudential Fixed Income then uses regression analysis, a statistical process for estimating the relationships among variables, to compare model output. The results help determine key risk and return drivers, as well as identify trading opportunities and provide a relative value framework for determining securities Prudential Fixed Income believes to be over- and undervalued.

Prudential Fixed Income’s Credit Research Group performs fundamental credit analysis on all corporate securities considered for purchase. Analysts are organized by industry/subsector and work side-by-side with sector management specialists, who cover the same universe of securities from a trading standpoint. Prudential Fixed Income complements its internal credit research with a proprietary “Corporate Bond Relative Value Matrix” to help evaluate the attractiveness and valuation levels of each industry – and each issuer within that industry – relative to all others. Prudential Fixed Income believes that this approach – beginning with intensive fundamental credit research but then overlaying that with a disciplined system that incorporates both quantitative and qualitative factors to produce rankings for each issuer and industry by relative value – adds value over a fundamental-research-only approach.

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Structured product securities purchased for Prudential Fixed Income’s allocated portion of the Fund’s portfolio tend to be focused in the following subsectors: 1) commercial mortgage-backed securities, 2) collateralized-loan obligations (CLOs), 3) non-agency mortgage-backed securities, 4) credit cards, and 5) auto loans and leases. These subsectors dominate issuance in the asset-backed securities market and thus Prudential Fixed Income believes tend to offer the most liquidity and relative value trading opportunities. Analysts maintain ongoing views on overall valuations of each subsector, as well as perform in-depth credit analysis and structural and servicer review on individual issuers in the subsectors in which they specialize.

Mercer Opportunistic Fixed Income Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities. In seeking to achieve the Fund’s investment objective of total return, the Fund invests primarily in fixed income securities of U.S. and non-U.S. issuers, including those in emerging and frontier markets. The Fund invests in various strategic and tactical global bond market opportunities without limitations in geography (developed and emerging markets), issuer type (government/public sector and corporate/private sector), quality (investment grade, below investment grade or unrated), and currency denomination (U.S. Dollar and foreign currencies). Fixed income securities in which the Fund will invest include all varieties of fixed-rate and floating-rate securities (including but not limited to those issued by central and local governments, government agency and affiliated institutions, corporate bonds, mortgage- and other asset-backed securities, and convertible securities). The Fund may invest in bank loans and loan participations and senior and subordinated debt securities. The Fund may invest a significant portion of its assets in any combination of non-investment grade bonds (sometimes called “high yield” or “junk bonds”), bonds issued by issuers in emerging capital markets, and certain derivative instruments. A lesser portion of the Fund’s assets may be invested in securities in default or otherwise illiquid instruments. The Fund may invest in derivatives such as futures (including, among others, currency futures and interest rate futures), swaps (currency, interest rate, credit default, and total return), forwards, options (including, among others, exchange-traded and over-the-counter currency options), and credit-linked notes. The Fund may engage in transactions in derivatives for a variety of purposes, including hedging, efficient portfolio management, changing the investment characteristics of its portfolio, enhancing total returns, or as a substitute for taking a position in the underlying asset.

Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The Fund is non-diversified under the 1940 Act, and may invest a larger percentage of its assets in fewer issuers than diversified funds.

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The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

Franklin Advisers, Inc. (“Franklin”), located at One Franklin Parkway, San Mateo, California 94403, serves as an investment subadvisor to the Fund. Franklin is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange.

The portfolio managers who are primarily responsible for the day-to-day management of Franklin’s allocated portion of the Fund’s portfolio are Eric Takaha, CFA, Patricia O’Connor and Glenn Voyles. Mr. Takaha is a senior vice president and portfolio manager at Franklin. He is the director of the Corporate and High Yield group and a member of the firm’s Fixed Income Policy Committee. Mr. Takaha joined the firm in 1989. Ms. O’Connor is a vice president, portfolio manager and high-yield bond research analyst for Franklin. She joined Franklin in 1997. Mr. Voyles is a vice president, high-yield analyst, and portfolio manager for Franklin. He joined Franklin in 1993.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its portion of the Fund’s portfolio, Franklin is a research driven, fundamental investor that relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate issuers. As a “bottom-up” investor, Franklin focuses primarily on individual securities. Franklin also considers sectors when choosing investments. In selecting securities, Franklin does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis to evaluate the creditworthiness of the issuer. Franklin considers a variety of factors, including the issuer’s experience and managerial strength, its sensitivity to economic conditions, and its current financial condition.

Investec Asset Management Limited (“Investec”), located at Woolgate Exchange, 25 Basinghall Street, London, UK, EC2V 5HA, serves as a subadvisor to the Fund. Investec is regulated by the U.K. Financial Conduct Authority and the SEC. Investec is part of the Investec Group.

The portfolio managers who are primarily responsible for the day-to-day management of Investec’s allocated portion of the Fund’s portfolio are Peter Eerdmans and Werner Gey van Pittius. Mr. Eerdmans is a portfolio manager and Co-Head of Emerging Markets Fixed Income team of Investec since 2005. Mr. Gey van Pittius, is a portfolio manager and Co-Head of Emerging Markets Fixed Income team of Investec since 2003.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Investec seeks to invest in public sector, sovereign and corporate bonds issued by emerging market borrowers (and denominated in local emerging market currencies) or those borrowers that derive a predominant part of their economic activity from emerging market countries. Investec will primarily invest in what the Managing Member and/or Investment Manager believes to be strategic investment opportunities in a portfolio of investment grade

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debt, non-investment grade debt and debt which is not rated either issued by companies which have their registered office in emerging markets and/or which are issued or guaranteed by governments, government agencies or supranational bodies of those countries. In addition, the Fund may use derivatives (including but not limited to futures, currency forwards, interest rate swaps and futures, total return swaps, currency swaps and credit default swaps) and forward transactions for investment, hedging purposes and/or efficient portfolio management. Investec may take short positions to reduce duration and hedge currency risk.

Risks of the Funds

All investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic, and political conditions and other factors. These risks could adversely affect the net asset value (“NAV”) and total return of a Fund, the value of a Fund’s investments, and your investment in a Fund. The table below, and the discussion that follows, identifies and describes the types of principal and non-principal risks of investing in each Fund. The risk descriptions appear in alphabetical order, not in order of importance or likelihood of occurrence.

Fund Name	Principal Risks	Non-Principal Risks
Mercer US Large Cap Growth Equity Fund	• Custody Risk • Derivatives Risk • Equity Securities Risk • Growth Stock Risk • Issuer Risk • Large Capitalization Stock Risk • Management Techniques Risk • Market Risk • Portfolio Turnover Risk	• Convertible Securities Risk • Counterparty Risk • Foreign Investments Risk • Securities Lending Risk

Mercer US Large Cap Value Equity Fund	• Custody Risk • Derivatives Risk • Equity Securities Risk • Issuer Risk • Large Capitalization Stock Risk • Management Techniques Risk • Market Risk • Portfolio Turnover Risk • Value Stock Risk	• Convertible Securities Risk • Counterparty Risk • Foreign Investments Risk • Securities Lending Risk

Mercer US Small/Mid Cap Growth Equity Fund

•    Custody Risk

•    Derivatives Risk

•    Equity Securities Risk

•    Issuer Risk

•    Growth Stock Risk

•    Management Techniques Risk

•    Market Risk

•    Portfolio Turnover Risk

•    Small and Medium Capitalization

     Stock Risk

• Convertible Securities Risk • Counterparty Risk • Foreign Investments Risk • Securities Lending Risk

Mercer US Small/Mid Cap Value Equity Fund	• Custody Risk • Derivatives Risk • Equity Securities Risk • Issuer Risk • Management Techniques Risk • Market Risk	• Convertible Securities Risk • Counterparty Risk • Foreign Investments Risk • Securities Lending Risk

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Fund Name	Principal Risks	Non-Principal Risks
• Portfolio Turnover Risk • Small and Medium Capitalization Stock Risk • Value Stock Risk

Mercer Non-US Core Equity Fund

•    Crowding/Convergence Risk

•    Currency Exchange Rate Risk

•    Custody Risk

•    Derivatives Risk

•    Emerging Markets Investments Risk

•    Equity Securities Risk

•    Foreign Investments Risk

•    Large Capitalization Stock Risk

•    Involuntary Disclosure Risk

•    Issuer Risk

•    Liquidity Risk

•    Management Techniques Risk

•    Market Risk

•    Model and Data Risk

•    Obsolescence Risk

•    Political and Economic Risk

•    Portfolio Turnover Risk

•    Programming and Modeling Error Risk

•    Small and Medium Capitalization Stock Risk

• Convertible Securities Risk • Counterparty Risk • Securities Lending Risk • Value Stock Risk

Mercer Emerging Markets Equity Fund

•    Crowding/Convergence Risk

•    Currency Exchange Rate Risk

•    Custody Risk

•    Derivatives Risk

•    Emerging Markets Investments Risk

•    Equity Securities Risk

•    Foreign Investments Risk

•    Frontier Markets Investment Risk

•    Involuntary Disclosure Risk

•    Issuer Risk

•    Large Capitalization Stock Risk

•    Leverage Risk

•    Liquidity Risk

•    Management Techniques Risk

•    Market Risk

•    Model and Data Risk

•    Obsolescence Risk

•    Political and Economic Risk

•    Portfolio Turnover Risk

•    Programming and Modeling Error Risk

•    Small and Medium Capitalization Stock Risk

• Convertible Securities Risk • Counterparty Risk • Securities Lending Risk • Short Selling Risk

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Fund Name	Principal Risks	Non-Principal Risks
Mercer Global Low Volatility Equity Fund

•    Cash and Other High Quality Instruments

•    Crowding/Convergence Risk

•    Currency Exchange Rate Risk

•    Custody Risk

•    Derivatives Risk

•    Emerging Markets Investments Risk

•    Equity Securities Risk

•    Foreign Exchange Transaction Risk

•    Foreign Investment Risk

•    Involuntary Disclosure Risk

•    Issuer Risk

•    Large Capitalization Risk

•    Liquidity Risk

•    Management Techniques Risk

•    Market Risk

•    Model and Data Risk

•    Obsolescence Risk

•    Political and Economic Risk

•    Portfolio Turnover Risk

•    Programming and Modeling Error Risk

•    Small and Medium Capitalization Stock Risk

•    Convertible Securities Risk

•    Counterparty Risk

•    Credit and Settlement Risk

•    Default and Liquidity Risk of Below Investment Grade Debt Securities

•    Exchange Traded Funds

•    Gold and Other Precious Metals Risk

•    Securities Lending Risk

•    Value Investing Risk

Mercer Core Fixed Income Fund

•    Call or Prepayment Risk

•    Counterparty Risk

•    Credit Risk

•    Custody Risk

•    Derivatives Risk

•    Emerging Markets Investments Risk

•    Fixed-Income Securities Risk

•    Foreign Investments Risk

•    High Yield Securities Risk

•    Interest Rate Risk

•    Issuer Risk

•    Liquidity Risk

•    Management Techniques Risk

•    Market Risk

•    Mortgage-Backed and Asset-Backed Securities Risk

•    Portfolio Turnover Risk

•    U.S. Government Securities Risk

• Convertible Securities Risk • Counterparty Risk • Securities Lending Risk

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Fund Name	Principal Risks	Non-Principal Risks
Mercer Opportunistic Fixed Income Fund

•    Convertible Securities Risk

•    Counterparty Risk

•    Credit Risk

•    Currency Exchange Rate Risk

•    Custody Risk

•    Derivatives Risk

•    Emerging Markets Investments Risk

•    Fixed Income Securities Risk

•    Foreign Exchange Transaction Risk

•    Foreign Investments Risk

•    Frontier Markets Investments Risk

•    High Yield Securities Risk

•    Interest Rate Risk

•    Issuer Risk

•    Liquidity Risk

•    Management Techniques Risk

•    Market Risk

•    Mortgage-Backed and Asset-Backed Securities Risk

•    No Operating History

•    Non-Diversification Risk

•    Political and Economic Risk

•    Portfolio Turnover Risk

•    Sovereign Debt Securities Risk

• Cash and Other High Quality Instruments • Default and Liquidity Risk of Below Investment Grade Debt Securities • Equity Securities Risk • Securities Lending Risk

Cash and Other High Quality Instruments	The Fund may invest significantly in cash, cash equivalents or cash-like investments. In addition, the Fund may invest its assets in other equity securities and/or fixed-income securities with remaining maturities of less than one year. These cash items and other high-quality corporate debt securities may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers’ acceptances, commercial paper, and bank certificates of deposit. If the Fund maintains a significant portion of its holdings in cash and cash-like investments, then it may reduce its participation in market volatility, but is likely also to reduce its participation in positive market returns. Additionally, significant holdings of cash and cash-like investments may result in an erosion in relative value in macroeconomic circumstances where inflation is high. As a result, if the Fund maintains significant cash positions in its portfolio over time it may experience reduced long-term total return which could impair its ability to meet its investment objective.

Call or Prepayment Risk	During periods of falling interest rates, issuers of callable securities may call or repay securities with higher interest rates before their maturity dates. If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial

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investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. Early repayment of principal of mortgage-related securities could have the same effect.

Convertible Securities Risk	Convertible securities (preferred stocks, debt instruments, and other securities convertible into common stocks) may offer higher income than the common stocks into which the convertible securities are convertible or exchangeable. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, the prices of convertible securities may reflect changes in the values of the underlying common stocks into which such convertible securities are convertible or exchangeable. Issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

Counterparty Risk	The risk that the issuer or guarantor of a fixed income security, the counterparty to a derivatives contract, or a borrower of a Fund’s securities will be unwilling or unable to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Credit and Settlement Risk	The Fund will be exposed to a credit risk on parties with whom it trades and will also bear the risk of settlement default. A subadvisor may instruct the Custodian and Trustees to settle transactions on a delivery free of payment basis where a subadvisor believes that this form of settlement is appropriate. Shareholders should be aware, however, that this may result in a loss to the Fund if a transaction fails to settle and the Custodian and Trustee will not be liable to the Fund or the shareholders for such a loss.

Crowding/Convergence Risk	To the extent that a quantitative-focused subadvisor is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense. In addition, to the extent that a subadvisor’s models come to resemble those employed by other managers, the risk that a market disruption that negatively affects predictive models will adversely affect the Fund is increased, as such a disruption could accelerate reductions in liquidity or rapid repricing due to simultaneous trading across a number of funds in the marketplace.

Currency Exchange Rate Risk	Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases
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relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Custody Risk	There are risks involved in dealing with the depositories, custodians or brokers who settle Fund trades. Securities and other assets deposited with depositories, custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Default and Liquidity Risk of Below Investment Grade Debt Securities	Below investment grade debt securities are speculative and involve a greater risk of default and price changes due to changes in the issuer’s creditworthiness. The market prices of these debt securities fluctuate more than investment grade debt securities and may decline significantly in periods of general economic difficulty. The market for such securities may not be liquid at all times. In a relatively illiquid market the Fund may not be able to acquire or dispose of such securities quickly and as such the Fund may experience adverse price movements upon liquidation of its investments.

Settlement of transactions may be subject to delay and administrative uncertainties.

Derivatives Risk (Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund and Mercer Non-US Core Equity Fund)	The Funds may invest in derivative instruments. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use exchange-listed equity futures to equitize cash held in the portfolio. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility of a Fund’s share price. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.

Derivatives Risk (Mercer Emerging Markets Equity Fund, Mercer Global Low	The Funds may engage in a variety of transactions involving derivatives. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something

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Volatility Equity Fund, Mercer Core Fixed Income Fund and Mercer Opportunistic Fixed Income Fund)	else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Funds will generally be limited to maintaining exposure to certain market segments or asset classes, or facilitating certain portfolio transactions. In addition, with respect to the Mercer Emerging Markets Equity Fund and Mercer Global Low Volatility Equity Fund, a subadvisor may also use certain derivatives to equitize cash held in the portfolio. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility of a Fund’s share price. Certain derivatives, such as swap agreements, are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Emerging Markets Investments Risk	Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments, and investments in these securities may present a greater risk of loss.

Equity Securities Risk	Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on
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changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies in which the Fund is invested declines, or if overall market and economic conditions deteriorate. The Fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Exchange-Traded Funds (“ETFs”)	Subject to the limitations on investment in investment company securities and the Fund’s own investment objective, the Fund may invest in ETFs that currently are operational and that may be developed in the future. ETFs generally trade on a recognized exchange and are subject to the risks of an investment in a broadly based portfolio of securities. These securities generally bear certain operational expenses. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Fixed-Income Securities Risk	Fixed-income securities are generally subject to the principal types of risks described under “Credit Risk” above and “Interest Rate Risk” below.

Foreign Exchange Transaction Risk	The Fund may use currency futures contracts, forward currency exchange contracts or similar instruments to alter the currency exposure characteristics of securities it holds. Consequently there is a possibility that the performance of the Fund may be strongly influenced by movements in foreign exchange rates because the currency positions held by the Fund may not correspond with the securities positions.

Foreign Investments Risk	Investing in foreign securities, including Depositary Receipts, typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Many foreign governments may supervise and regulate their financial markets less stringently than the United States government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected

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by the economic, political, and social conditions in those countries.

Frontier Markets Investments Risk	Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Gold and Other Precious Metals Risk	The Fund may concentrate its investments in securities representing gold bullion and gold-related issues. In addition, the Fund may invest in ETFs, such as GLD, that hold gold or track the price of gold. The Fund is therefore susceptible to specific political and economic risks affecting the price of gold and other precious metals including changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of the Fund’s investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments may be more volatile than investments in broader equity or debt markets.

Although the risks related to investing in securities representing gold bullion and other precious metals are similar to those of investing in precious metal finance and operating companies, as just described, there are additional considerations, including custody and transaction costs that may be higher than those involving securities. Moreover, holding securities representing gold results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments. Although the Fund has contractual protections with respect to the credit risk of their custodian, any gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. In addition, income derived from trading in securities representing gold and certain contracts and derivatives relating to gold may result in negative tax consequences. Finally, although not currently anticipated, if gold in the future were held in a book account, it would involve risks of the credit of the party holding the gold.
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Growth Stock Risk	Companies with strong growth potential (both domestic and foreign) tend to have higher than average price-to-earnings ratios, meaning that these stocks are more expensive than average relative to the companies’ earnings. The market prices of equity securities of growth companies are often quite volatile, since the prices may be particularly sensitive to economic, market, or company developments and may present a greater degree of risk of loss.

High Yield Securities Risk	Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as “high yield” securities and are commonly referred to as “junk bonds.” These securities generally have more credit risk than higher-rated securities, are more likely to encounter financial difficulties, and are more vulnerable to changes in the economy. Companies issuing high yield, fixed income securities are not as strong financially as those companies issuing securities with higher credit ratings. Market situations, such as a sustained period of rising interest rates or individual corporate developments, could affect the ability of companies issuing high yield, fixed income securities to make interest and principal payments. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make required payments of interest or principal. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment. The prices of high yield, fixed income securities fluctuate more than higher-quality securities, and are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when the securities do trade, their prices may be significantly higher or lower than expected.

Interest Rate Risk	Changes in interest rates may adversely affect the values of the securities held in the Fund’s portfolio. In general, the prices of debt securities fall when interest rates increase, and rise when interest rates decrease. The prices of debt securities with shorter durations generally will be less affected by changes in interest rates than the prices of debt securities with longer durations. Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to sell its bond holdings at a time when the subadvisor might wish to sell. Decreased liquidity in the bond markets also may make it more difficult to value some or all of the Fund’s bond holdings.

Involuntary Disclosure Risk	The models and proprietary research of a quantitative subadvisor are largely protected by the subadvisor through the use of policies,
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procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadvisor’s models and data, and thereby impair the relative or absolute performance of the Fund.

Issuer Risk	The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Stock Risk	Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

Leverage Risk

If a Fund makes investments in options, futures, forwards, swap agreements and other derivative instruments, these derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of a Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires a Fund to pay interest.

Liquidity Risk	The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Management Techniques Risk	The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be
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incorrect in their assessments of the values of securities or their assessments of market or interest rate trends, which can result in losses to the Fund.

Market Risk	The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Model and Data Risk	Quantitative models (both proprietary models developed by a quantitative-focused subadvisor, and those supplied by third parties) and information and data supplied by third parties can be used to construct sets of transactions and investments, to value investments or potential investments (whether for trading purposes, or for the purpose of determining the net asset value of the Fund), to provide risk management insights, and to assist in hedging the Fund’s investments.

When models and data prove to be incorrect, misleading or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on models and data, a quantitative-focused subadvisor may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty models and data may prove to be unsuccessful. Furthermore, when determining the net asset value of the Fund, any valuations of the Fund’s investments that are based on valuation models may prove to be incorrect.

Some of the models used by quantitative-focused subadvisors are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting valuations will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market

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prices, especially for securities with complex characteristics, such as derivative securities.

Mortgage-Backed and Asset-Backed Securities Risk	Mortgage-backed securities are securities representing interests in pools of mortgage loans. These securities generally provide holders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated, and a Fund may be forced to reinvest in obligations with lower yields than the original obligations.

Asset-backed securities are securities for which the payments of interest and/or principal are backed by loans, leases, and other receivables. Asset-backed securities are subject to many of the same types of risks as mortgage-backed securities. In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default.

Non-Diversification Risk	The Fund is considered non-diversified, which means that it may invest a greater percentage of its assets in the securities in a limited number of issuers. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Obsolescence Risk	The Fund is unlikely to be successful unless the assumptions made by quantitative-focused subadvisors in their underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadvisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result.

Quantitative-focused subadvisors will continue to test, evaluate and add new models, as a result of which the existing models may be modified from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification on the Fund’s performance.

Political and Economic Risk	The political, legal, economic, and social structures of certain
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foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), and the imposition of trade sanctions.

Portfolio Turnover Risk	Depending on market and other conditions, a Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns) and capital gains.

Programming and Modeling Error Risk	The research and modeling process engaged in by a quantitative-focused subadvisor is extremely complex and involves financial, economic, econometric and statistical theories, research and modeling; the results of that process must then be translated into computer code. Although quantitative-focused subadvisors seek to hire individuals skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product raises the chances that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance and likely would not constitute a trade error under a quantitative-focused subadvisor’s policies.

Securities Lending Risk	To the extent a Fund participates in securities lending activities, the Fund is subject to risks associated with lending their portfolio securities. Securities will be loaned pursuant to agreements requiring that the loans be continuously secured by collateral in cash, short-term debt obligations, government obligations, or bank guarantees at least equal to the values of the portfolio securities subject to the loans. The Funds bear the risk of loss in connection with the investment of any cash collateral received from the borrowers of their securities.

Short Selling Risk	The Fund may from time to time sell securities short. In the event that a subadvisor anticipates that the price of a security will decline, the Fund may sell the security or derivative instrument short and borrow the same security from a broker or other institution to complete the sale. The Fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include the risk that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Fund may be unable to replace a borrowed security sold short. Regulatory

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authorities in the United States or other countries may prohibit or restrict the ability of the Fund to fully implement its short selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.

Small and Medium Capitalization Stock Risk	The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends.

Sovereign Debt Securities Risk	Investments in foreign sovereign debt securities may subject the Fund to the following risks: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole.

U.S. Government Securities Risk	U.S. government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration or Ginnie Mae, present lower credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

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Value Stock Risk	Value stocks represent companies that tend to have lower than average price to earnings ratios and are therefore cheaper than average relative to the companies’ earnings. These companies may have relatively weak balance sheets and, during economic downturns, these companies may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations. A particular value stock may not increase in price, as anticipated by a subadvisor, if other investors fail to recognize the stock’s value or the catalyst that the subadvisor believes will increase the price of the stock does not affect the price of the stock in the manner or to the degree that the subadvisor anticipates. Also, cyclical stocks tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also tend to lose value more quickly in economic downturns.

Cash and Short-Term Investments

Although the Mercer Core Fixed Income Fund and Mercer Opportunistic Fixed Income Fund generally expect to be fully invested in accordance with their investment strategies described in this prospectus, the Advisor will maintain a portion of the Funds’ assets in cash (a “cash buffer”) to manage daily cash flows and to reduce transaction costs associated with the allocation of each such Fund’s assets to the subadvisor(s). The cash buffer maintained by the Advisor for each of the Mercer Core Fixed Income Fund and Mercer Opportunistic Fixed Income Fund, together with any uninvested cash held by each Fund’s subadvisor(s), is not expected to exceed 5% of such Fund’s total assets. Cash held by each of the Mercer Core Fixed Income Fund and Mercer Opportunistic Fixed Income Fund as collateral will not be considered to be uninvested for purposes of this policy. The cash buffer maintained by the Advisor will be invested in overnight time deposits and similar instruments, pending its allocation to each Fund’s subadvisor(s).

From time to time, the Funds may hold short-term instruments denominated in currencies other than the U.S. dollar.

Temporary Defensive Positions

The Funds also may hold cash and short-term instruments without limit for temporary or defensive purposes, including in anticipation of redemptions or prior to investment of deposits and other proceeds in accordance with the Funds’ investment objectives and policies. The types of short-term instruments in which the Funds may invest for such temporary purposes include short-term fixed-income securities (such as securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), money market mutual funds, repurchase agreements, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions, corporate commercial paper, and master demand notes.

When a Fund takes temporary defensive positions by increasing its holdings in cash, money market instruments, or repurchase agreements, the Fund may not participate in market advances or declines to the same extent that the Fund would if it remained more fully invested in portfolio securities. In addition, the Fund might not achieve its investment objective.

Certain Funds also may invest in futures contracts and pools of futures contracts that are intended to provide a Fund with exposure to certain markets or asset classes.

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Selective Disclosure of Portfolio Holdings

The Funds have adopted policies and procedures with respect to the disclosure of their portfolio securities. A description of these policies and procedures is available in the SAI. The Funds disclose their portfolio holdings on the following website: http://www.mercer.com/services/investments/investment-opportunities/fiduciary-management/us-delegated-solutions/mutual-funds-on-offer.html.

Additional Information

Commodity Pool Operator Exclusion. The Trust, of behalf of each Fund, has has filed a notice of eligibility with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” pursuant to U.S. Commodity Futures Trading Commission Regulation 4.5, as promulgated under the Commodity Exchange Act (the “CEA”), with respect to each Fund’s operations. Therefore, neither the Funds nor the Advisor (with respect to the Funds) is not subject to registration or regulation as a commodity pool operator under the CEA.

Hedging and other strategic transactions involving futures contracts, options on futures contracts and swaps transactions will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate portfolio management purposes, including gaining exposure to a particular securities market.

Who Manages the Funds

Investment Advisor and the Subadvisors

Mercer Investment Management, Inc. (the “Advisor”), a Delaware corporation located at 99 High Street, Boston, Massachusetts 02110, serves as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc. The Advisor is registered as an investment advisor with the SEC. The Advisor is an affiliate of Mercer Investment Consulting, Inc. (“Mercer IC”), an investment consultant that among other things, reviews, rates and recommends investment managers for its clients, including Subadvisors recommended by the Advisor and utilized by the Trust.

The Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and, subject to review and approval by the Board of Trustees of the Trust (the “Board”): (i) sets the Funds’ overall investment strategies; (ii) evaluates, selects, and recommends subadvisors to manage all or part of the Funds’ assets; (iii) when appropriate, allocates and reallocates the Funds’ assets among subadvisors; (iv) monitors and evaluates the performance of subadvisors, including the subadvisors’ compliance with the investment objectives, policies, and restrictions of the Funds; and (v) implements procedures to ensure that the subadvisors comply with the Funds’ investment objectives, policies, and restrictions.

When identifying possible subadvisors, the Advisor typically (but not always) begins with a universe of investment managers rated highly by the Manager Research Group of Mercer IC (the “Mercer Research Group”). The Mercer Research Group evaluates each investment manager based upon both quantitative and qualitative factors, including: an assessment of the strength of the overall investment management organization; the people involved in the investment process; the appropriateness of the investment product and its composites; and an analysis of the investment manager’s investment philosophy and process, risk-adjusted performance, consistency of performance, and the style purity of the product. The Advisor’s portfolio management team reviews each manager that is highly rated by the Mercer Research Group, and creates a short list for further analysis. Short-list candidates are scrutinized to evaluate performance and risk characteristics, performance in up and down markets, investment styles, and characteristics of the securities held in the portfolio. The Advisor’s portfolio management team then conducts off-site and on-site due diligence visits to meet the subadvisors’ portfolio management teams. The list of candidates is further narrowed, and each potential subadvisor, in combination with the existing

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subadvisor(s) of the portfolio, is analyzed using proprietary methods. The most compatible subadvisor candidates are then put through an on-site compliance review conducted by the Advisor’s compliance staff. Results are shared with the Advisor’s portfolio management team, after which the final selection of the subadvisor is made and a recommendation to appoint the manager is made to the Board.

The Advisor also considers the Mercer Research Group’s ratings of investment managers when contemplating the termination of a subadvisor. Although the recommendations of the Mercer Research Group are given substantial weight in the decision-making process, the Advisor’s portfolio management team performs its own analysis of potential and existing subadvisors and is ultimately responsible for selecting or terminating a subadvisor. Therefore, there is a possibility that the Advisor’s decision with respect to a particular subadvisor may differ from recommendations made by the Mercer Research Group.

The Advisor manages the Funds based on the philosophy and belief that portfolios which are appropriately constructed with combinations of quality, asset-class specialist investment managers can generally be expected to provide consistent, above-average performance over time. Stan Mavromates, John P. Kirby, Larry Vasquez, CFA, and Manny Weiss, CFA, are responsible for establishing the Funds’ overall investment strategies and evaluating and monitoring the subadvisors managing the Funds. Mr. Mavromates has served as Vice President and Chief Investment Officer of the Advisor since 2012. From 2005 to 2012, Mr. Mavromates was the Chief Investment Officer of the Massachusetts Pension Reserves Investment Board. Mr. Kirby has been a portfolio manager with the Advisor since 2014. From 1997 to 2014, Mr. Kirby was a portfolio manager and Head of US Fixed Income Beta Solutions at State Street Global Advisors. Mr. Vasquez has been a portfolio manager of the Advisor since 2012. From 2009 to 2012, Mr. Vasquez was a portfolio manager at UBS Global Asset Management, Inc. Prior to 2009, he was a portfolio manager at SEI Investments. Mr. Weiss has been a portfolio manager with the Advisor since January 2009. Prior to that, Mr. Weiss held various positions with 2100 Capital Group LLC from 2005 to 2007.

The Funds pay the Advisor fees for managing the Funds’ investments that are calculated as a percentage of the Funds’ assets under management. The following represents the total advisory fees payable by the Funds:

	Investment Advisory Fee* On Net Assets
Funds	Assets up to $750 million	Assets in excess of $750 million
Mercer US Large Cap Growth Equity Fund	0.55%	0.53%
Mercer US Large Cap Value Equity Fund	0.53%	0.51%
Mercer US Small/Mid Cap Growth Equity Fund	0.90%	0.88%
Mercer US Small/Mid Cap Value Equity Fund	0.90%	0.88%
Mercer Non-US Core Equity Fund	0.75%	0.73%
Mercer Emerging Markets Equity Fund	0.80%	0.78%
Mercer Global Low Volatility Equity Fund	0.75%	0.73%
Mercer Core Fixed Income Fund	0.35%	0.33%
Mercer Opportunistic Fixed Income Fund	0.80%	0.78%

*	Consists of the total advisory fee payable by the Funds to the Advisor. The Advisor is responsible for paying the subadvisory fees.

The Trust, with respect to the Mercer Opportunistic Fixed Income Fund, and the Advisor have entered into a written contractual fee waiver and expense reimbursement agreement (the “expense reimbursement agreement”) pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that such Fund’s expenses otherwise would exceed the “Net Expenses” for the Class S shares of the Fund, as shown in the Annual Fund Operating Expenses table contained in the “Summary of the Funds” in this prospectus.

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Pursuant to the expense reimbursement agreement, the Advisor is entitled to recapture any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such recapture by the Advisor will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. The expense reimbursement agreement with respect to the Mercer Opportunistic Fixed Income Fund will remain in effect through July 31, 2015, and will continue in effect from year to year thereafter unless terminated by the Trust or the Advisor.

Pursuant to an expense reimbursement agreement between the Trust, on behalf of the Funds (except Mercer Opportunistic Fixed Income Fund), which expired effective June 30, 2014, the Advisor is entitled to recapture any fees the Advisor waived and Fund expenses that the Advisor reimbursed for a period of three years following such fee waivers and expense reimbursements.

The Advisor has entered into subadvisory agreements (the “Subadvisory Agreements”) with the subadvisors pursuant to which the subadvisors are compensated out of the investment advisory fees that the Advisor receives from the Funds. The current subadvisors to the Funds are identified under “Investment Objectives and Principal Investment Strategies” earlier in this prospectus.

A discussion regarding the basis for the Board’s approval of the investment management agreement with the Advisor and each Subadvisory Agreement (other than the Sub-Advisory Agreements listed below) will be available in the Funds’ semi-annual report to shareholders for the period ending September 30, 2014. A discussion regarding the basis for the Board’s approval of the investment management agreement with the Advisor and the Subadvisory Agreements with Franklin Advisers, Inc. and Investec Asset Management Limited with respect to Mercer Opportunistic Fixed Income Fund is available in the Funds’ semi-annual report to shareholders for the period ended September 30, 2013. A discussion regarding the Board’s approval of (i) the Subadvisory Agreement with SSgA Funds Management, Inc. with respect to each Fund except the Mercer Core Fixed Income Fund and Mercer Opportunistic Fixed Income Fund; (ii) the Subadvisory Agreement with American Century Investment Management, Inc. with respect to the Mercer Non-US Core Equity Fund; (iii) the Subadvisory Agreements with Income Research & Management and Prudential Investment Management Inc. with respect to the Mercer Core Fixed Income Fund; and (iv) the Subadvisory Agreements with Columbia Management Investment Advisers, LLC and HS Management Partners, LLC with respect to the Mercer US Large Cap Growth Equity Fund, are available in the Funds’ annual report to shareholders for the period ended March 31, 2014.

The Trust and the Advisor have obtained an exemptive order (the “Exemptive Order”) from the SEC that permits the Trust and the Advisor, subject to certain conditions and approval by the Board, to hire and retain subadvisors and modify subadvisory arrangements without shareholder approval. Under the Exemptive Order, the Advisor may act as a manager of managers for all or some of the Funds, and the Advisor supervises the provision of portfolio management services to those Funds by the subadvisors. The Exemptive Order allows the Advisor: (i) to continue the employment of an existing subadvisor after events that would otherwise cause an automatic termination of a subadvisory agreement with the subadvisor; and (ii) to reallocate assets among existing or new subadvisors. Within 90 days of retaining new subadvisors, the affected Fund(s) will notify shareholders of the changes. The Advisor has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisors and recommend their hiring, termination, and replacement. The Exemptive Order also relieves the Funds from disclosing certain fees paid to non-affiliated subadvisors in documents filed with the SEC and provided to shareholders.

Administrative Services

State Street Bank and Trust Company (the “Administrator”), located at 200 Clarendon Street, Boston, Massachusetts 02116, is the administrator of the Funds. The Funds pay the Administrator at an annual rate of the Funds’ average daily net assets for external administrative services. These external

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administrative services include fund accounting, daily and ongoing maintenance of certain Fund records, calculation of the Funds’ NAVs, and preparation of shareholder reports.

The Advisor provides certain internal administrative services to the Class S shares of the Funds, for which the Advisor receives a fee of 0.15% of the average daily net assets of the Class S shares of the Funds. These internal administrative services include attending to shareholder correspondence, requests and inquiries, and other communications with shareholders; assisting with exchanges and with the processing of purchases and redemptions of shares; preparing and disseminating information and documents for use by beneficial shareholders; and monitoring and overseeing non-advisory relationships with entities providing services to the Class S shares, including the transfer agent. From time to time, payments may be made to affiliates of the Advisor by the Funds or the Advisor, out of the Advisor’s own resources, for services provided by those affiliates.

Pricing of Fund Shares

The price at which purchases and redemptions of each Fund’s shares are effected is based on the next calculation of the Fund’s NAV after the purchase or redemption order is received. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open. The Exchange normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday.

Each Fund values its investments for which market quotations are readily available at market value. Each Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. Each Fund values all other investments and assets at their fair value. The Board has delegated its responsibility of valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable subadvisor) do not otherwise accurately reflect the fair value of the security, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board.

The Funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s NAV. Because foreign markets may be open at different times than the Exchange, the value of a Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a Fund’s foreign investments (in the opinion of the Advisor and the subadvisors) occur between the close of foreign markets and the close of regular trading on the Exchange, or if reported prices are believed by the Advisor or the subadvisors to be unreliable, these investments will be valued at their fair value. The Funds may rely on third-party pricing vendors to monitor for events materially affecting the values of the Funds’ foreign investments during the period between the close of foreign markets and the close of regular trading on the Exchange. If events occur that materially affect the values of the Funds’ foreign investments, the third-party pricing vendors will provide revised values to the Funds.

If market quotations are not readily available for a Fund’s investment in domestic securities, such as restricted securities, private placements, securities for which trading has been halted (as a result of a significant event such as a merger, bankruptcy, or other significant issuer-specific development), or other illiquid securities, these investments will be valued at their fair value. While fair value pricing may be more commonly used with the Funds’ foreign investments, fair value pricing also may be used with domestic securities, where appropriate.

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The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using closing market prices. Also, due to the subjective nature of fair value pricing, a Fund’s value for a particular security may be different from the last quoted market price.

Purchasing and Selling Fund Shares

Class S Shares

This prospectus offers you Class S shares of the Funds. Class S shares generally are available only to persons making a minimum $10,000 investment, including retail investors and retirement and other institutional investors that do not meet the minimum investment requirements for investing in the three other classes of shares of the Funds (Class Y-1, Class Y-2, or Class Y-3 shares). Class S shares do not assess an initial or contingent deferred sales charge. As discussed below, Class S shares are subject to a 12b-1 fee of 0.25%. In the case of Class S shares, shareholder servicing is performed by the Advisor or its affiliates, and the Class S shares pay an internal administrative fee for these services. The class of shares that is best for you depends on a number of factors, such as whether you are a retirement plan or non-retirement plan investor, the amount you intend to invest, and the level of services that you desire. Please consult the Advisor, your plan administrator or recordkeeper, or your financial advisor, to confirm that Class S shares are most appropriate for you.

Marketing and Shareholder Services (12b-1) Plan

The Funds have adopted a plan of marketing and shareholder services, or “12b-1 plan,” to finance the provision of certain marketing services and shareholder services to owners of Class S shares of the Funds. The plan provides for payments at annual rates (based on average net assets) of up to 0.25% of each Fund’s Class S shares. These fees are used to pay fees to financial intermediaries, such as qualified dealers and retirement recordkeepers, for providing certain marketing and shareholder services. Because these fees are paid out of the Funds’ assets or income on an ongoing basis, over time these fees will increase the cost of your investment (reducing the return of your investment) and may cost you more than paying other types of sales charges. For investors in defined contribution plans administered by Mercer HR Services LLC (“Mercer Services”), an affiliate of the Advisor that provides administrative services to retirement plans, these fees may be paid to Mercer Services. Also, these fees may be paid to the Advisor, or to Mercer Securities, a division of MMC Securities Corp., an affiliate of the Advisor, in connection with their providing marketing services for the Class S shares of the Funds.

Purchasing Class S Shares

The Funds sell their Class S shares at the offering price, which is the NAV. Class S shares may not be available through certain financial advisors and retirement plan administrators and recordkeepers.

A Fund may accept orders to purchase Fund shares in-kind with securities, rather than with cash, when consistent with the Fund’s investment objective and policies. Acceptance of such purchases will be at the Advisor’s discretion. Contact the Advisor for further information.

Class S shares may be purchased through your financial advisor or directly by contacting State Street Bank and Trust Company, the Funds’ transfer agent (the “Transfer Agent”), located at 200 Clarendon Street, Boston, Massachusetts 02116. If you are a defined contribution retirement plan, Class S shares also may be purchased through your retirement plan administrator or recordkeeper. The Transfer Agent or your financial advisor, plan administrator or recordkeeper, as applicable, must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. Your financial advisor or retirement plan administrator or recordkeeper, as applicable, will be responsible for furnishing all necessary documents to the Transfer Agent, and may charge you for these services. If you wish to purchase Class S shares directly from the Funds, you may complete an order form and write a check for the amount of Class S shares that you wish to buy, payable to the Trust. Return the completed form and check to the Transfer Agent.

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The Funds may periodically close to new purchases of shares. The Funds may refuse any order to buy shares if the Funds and the Advisor determine that doing so would be in the best interests of the Funds and their shareholders.

Customer Identification

Mutual funds must obtain and verify information that identifies investors opening new accounts. If a Fund is unable to collect the required information, the Fund or its agents may not be able to open a Fund account. Investors must provide their full name, residential or business address, social security or tax identification number, and date of birth (as applicable). Entities, such as trusts, estates, corporations, and partnerships, must also provide other identifying information. The Funds or their agents may share identifying information with third parties for the purpose of verification. If a Fund or its agents cannot verify identifying information after opening an account, the Fund reserves the right to close the account.

Selling Class S Shares

You can sell your Class S shares back to the Funds on any day the Exchange is open, through the Advisor, your plan administrator or recordkeeper, your financial advisor, or directly to the Funds, depending upon through whom and how you own your Class S shares. Payment for redemption may be delayed until a Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Selling Class S Shares through Your Financial Advisor

Your financial advisor must receive your request to sell Class S shares in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. Your financial advisor will be responsible for furnishing all necessary documents to the Transfer Agent on a timely basis and may charge you for his or her services.

Selling Class S Shares Directly to the Funds

The Transfer Agent must receive your request to sell Class S shares in proper form before the close of regular trading on the Exchange in order to receive that day’s NAV.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to the Transfer Agent.

By telephone. You may use the Transfer Agent’s telephone redemption privilege to redeem Class S shares valued at less than $100,000 unless you have notified the Transfer Agent of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, the Transfer Agent will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege may be modified or terminated without notice.

Additional Requirements

In certain situations, for example, if you sell Class S shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer, or certain other financial institutions. In addition, the Transfer Agent usually requires additional documents for the sale of Class S shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning the relevant signature guarantee and documentation requirements, contact the Transfer Agent.

Payments by the Funds

Each Fund generally sends you payment for your Class S shares the business day after your request is received in good order. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

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Redemptions by the Funds

Each Fund reserves the right to pay redemptions “in-kind” (i.e., payment in securities rather than cash) if the value of the Class S shares that you are redeeming is large enough to affect a Fund’s operations (for example, if it represents more than $250,000 or 1% of a Fund’s assets). In these cases, you might incur brokerage costs converting the securities to cash.

The Funds also reserve the right to close any account if the account value falls below the Funds’ minimum account level or if you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Funds (such as market timing) to the fullest extent permitted by law. The 2.00% short-term trading fee will apply to redemptions of shares that have been held less than 30 days, including redemptions described in this section.

Exchanging Class S Shares

If you want to switch your investment from one Fund to another series of the Trust, you can exchange your Class S shares of the Fund for the Class S shares of another series of the Trust at NAV. If you hold your Class S shares through a financial advisor, contact the financial advisor regarding the details of how to exchange your shares. If you hold your Class S shares through a retirement plan, contact the plan administrator or recordkeeper for details of how to exchange your shares. If you hold your Class S shares directly with the Funds, contact the Transfer Agent, and complete and return an Exchange Authorization Form, which is available from the Transfer Agent. A telephone exchange privilege is currently available for amounts up to $500,000. Ask the Advisor, your financial advisor, your plan administrator or recordkeeper, or the Transfer Agent for a prospectus of the series of the Trust you wish to purchase.

All classes of each Fund may not be available in every state. As of the date of this prospectus, only Class Y-3 shares of each Fund are available in Montana.

The exchange privilege is not intended as a vehicle for short-term trading. As described above, excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the Funds, each Fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 30 days or less. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

The Funds also reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. The Fund into which you would like to exchange also may reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Funds or the Advisor determines are likely to have a negative effect on the Fund or the other Funds. Consult the Funds, the Advisor, or your plan administrator or recordkeeper before requesting an exchange.

Frequent Trading of Fund Shares

The Funds, the Advisor, and MGI Funds Distributors, LLC, the Trust’s distributor (the “Distributor”), reserve the right to reject any purchase order for any shares of any class of the Funds for any reason. The Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the Funds, the Advisor, or the Distributor has determined could involve actual or potential harm to the Funds may be rejected. Frequent trading of Fund shares may lead to increased transaction costs to the Funds, less efficient management of the Funds’ portfolios (by disrupting portfolio investment strategies), and taxable gains to the remaining shareholders, resulting in dilution of the value of the shares held by long-term shareholders. The Mercer Non-U.S. Core Equity Fund, Mercer Global Low Volatility Equity Fund and Mercer Emerging Markets Equity Fund may be subject to the risk of one form of frequent trading called time-zone arbitrage, where shareholders of a Fund seek to take advantage of time-zone differences

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between the close of foreign markets in which such Fund’s securities trade, and the close of U.S. markets. Arbitrage opportunities may also occur in Funds that hold small capitalization securities (such as the Mercer U.S. Small/Mid Cap Growth Equity Fund and Mercer U.S. Small/Mid Cap Value Equity Fund) or in Funds that invest in thinly-traded securities (such as high yield securities, which may be held by the Mercer Core Fixed Income Fund and Mercer Opportunistic Fixed Income Fund).

Because the Funds are designed for long-term shareholders, the Board has adopted the following policies and procedures that are designed to restrict frequent purchases and redemptions of the Funds’ shares. Each Fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less. The short-term trading fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in the following circumstances: redemptions to pay distributions or loans from certain defined contribution plans; redemptions for loan repayment; redemptions from certain omnibus accounts; redemptions in the event of shareholder death or post-purchase disability; redemptions made as part of a systematic withdrawal plan; transactions in defined contribution plans for which Mercer Services is not the administrator; redemptions by the Mercer Collective Trust; and transactions for a discretionary investment management client of the Advisor or its affiliates when the client has provided the Advisor or its affiliates with advance notice of a planned redemption and the Advisor or its affiliates retain discretion to effect the redemption on behalf of the client. Furthermore, exchanges by plan participants in defined contribution plans for which Mercer Services is the administrator will be subject to the short-term trading fee only with respect to shares that were purchased by exchange (rather than by contribution). For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

In addition to the short-term trading fee, the Board has adopted the following additional policies and procedures. Any shareholder that is confirmed to have initiated four or more round trips (via exchanges or redemptions), all equal to or greater than $10,000 in value within a 180-day period, will receive a warning. If subsequent activity of two or more round trips occurs within 180 days, the shareholder’s exchange privilege will be revoked, and the shareholder will not be permitted to purchase additional shares of the Funds. These policies do not apply to the Mercer Collective Trust or to discretionary investment management clients of the Advisor where the Advisor has discretion to effect the trade.

There is no assurance that these policies and procedures will be effective in limiting frequent trading in all accounts. For example, the Funds may not be able to effectively monitor, detect, or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries.

As discussed in “Redemptions by the Funds” earlier in this prospectus, the Funds reserve the right to refuse future purchases or exchanges of shares of the Funds if you are deemed to be engaging in illegal activities (such as late trading) or otherwise detrimental to the Funds (such as market timing).

Fund Distributions and Taxes

Dividends and Distributions

Distributions. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or

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income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

Classes with higher expenses are expected to have lower income dividends. If you are a retail shareholder of the Class S shares of a Fund, or an institutional investor other than a retirement plan, you will receive income dividends and capital gains distributions in additional Class S shares of the Fund, unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Distribution options may be changed by retail shareholders and institutional shareholders (other than retirement plans) at any time by requesting a change in writing. All dividends and capital gains distributions paid to retirement plan shareholders will be automatically reinvested. Dividends and distributions are reinvested on the reinvestment date at the NAV determined at the close of business on that date.

Avoid “Buying A Dividend.” At the time you purchase your Fund shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Taxes

Tax Considerations. Dividends and capital gains distributed by the Funds to tax-deferred retirement plan accounts are not taxable currently. In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, if you are a taxable investor, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates provided certain holding period requirements are met. Because the income of the Mercer Core Fixed Income Fund and Mercer Opportunistic Fixed Income Fund is derived from investments earning interest, rather than from dividend income, generally none or only a small portion of the income dividends paid to you by these Funds may be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates. Some distributions paid in January may be taxable as if they had been paid the previous December. The Form 1099 that is sent to taxable investors in January will detail your distributions and their federal tax category.

If a Fund qualifies to pass through to shareholders the tax benefits from foreign taxes the Fund pays on its investments, and elects to do so, then any foreign taxes the Fund pays on these investments may be passed through to you as a foreign tax credit. If you are subject to tax and if this election is made, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of the foreign taxes paid by the Fund, and you may be entitled either to deduct (as an itemized deduction) your share of foreign taxes in computing your taxable income or to (subject to limitations) take a foreign tax credit against your U.S. federal income tax liability. No deduction for foreign taxes may be claimed if you do not itemize deductions. You will be notified after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

Annual Statements. Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November or December to shareholders of record in such month, but paid the following January, are taxable as if the distributions were paid in December. The income classification of distributions made

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by a Fund may not be finally determinable until after the end of a year. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099 to reflect reclassified information.

Redemptions and Exchanges. When you sell your shares in a Fund, you may recognize a capital gain or loss. For tax purposes, an exchange of your shares of one Fund for shares of another series of the Trust is the same as a sale. Generally, exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. Distributions taken from a retirement plan account, however, generally are taxable as ordinary income.

Back-Up Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to back-up withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the Internal Revenue Service instructs the Fund to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes. If you are a taxable investor, Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any. Exemptions from this withholding tax are also provided for dividends properly designated as interest related dividends or as short-term capital gain dividends paid by a Fund with respect to its qualified net interest income or qualified short-term gain, but such exemptions expire with respect to a Fund’s tax years beginning after December 31, 2013 (unless extended by Congress). However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion is not intended to be used as tax advice. Because each investor’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Financial Highlights

The Financial Highlights table is meant to help you understand the financial performance of each Fund over the Fund’s past five fiscal years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, an Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report, which is available upon request.

In addition, Class S shares of the Funds had not commenced operations as of the date of this prospectus, and financial highlights are not yet available for the Class S shares. Financial highlights for the Class Y-3 shares of each Fund are shown to provide investors with financial information about the Fund. The returns of the Class S shares would have been substantially similar to the returns of the Class Y-3 shares; however, Class S shares are subject to a 12b-1 fee, a sub-transfer agency fee and an internal administrative fee, while the Class Y-3 shares are not. Had the Class S shares of the Funds been operational during the periods shown, the dividend distributions (if any) and investment performance would have been lower.

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Mercer US Large Cap Growth Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Class Y-3
	Year ended 03/31/14	Year ended 03/31/13	Year ended 03/31/12	Year ended 03/31/11		Year ended 03/31/10

Net asset value at beginning of year	$13.56	$13.27	$12.19	$10.08		$6.85
Net investment income†	0.07	0.08	0.04	0.03		0.05
Net realized and unrealized gain on investments	3.11	0.68	1.06	2.12		3.23

Total from investment operations	3.18	0.76	1.10	2.15		3.28

Less dividends and distributions:
From net investment income	(0.09)	(0.08)	(0.02)	(0.04)		(0.05)
From net realized gain on investments	(3.49)	(0.39)	—	—		—

Total dividends and distributions	(3.58)	(0.47)	(0.02)	(0.04)		(0.05)

Net asset value at end of year	$13.16	$13.56	$13.27	$12.19		$10.08

Total investment return(a)	23.99%	6.03%	9.08%	21.38%		47.85%
Ratios/Supplemental Data:
Net investment income to average net assets	0.48%	0.61%	0.33%	0.27%		0.54%
Net expenses to average daily net assets	0.57%	0.57%	0.57%	0.57%		0.57%
Total expenses (before reductions and reimbursements) to average daily net assets	0.63%	0.63%	0.63%	0.64%		0.66%
Portfolio turnover rate	50%	65%	64%	106	%(b)	102%
Net assets at end of year (in 000’s)	$358,862	$465,787	$465,641	$427,840		$359,792

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	Portfolio turnover calculation does not include $23,568,413 of securities transferred into the Fund as part of in-kind contributions.

†	Computed using average shares outstanding throughout the year.
117

Mercer US Large Cap Value Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Class Y-3
	Year ended 03/31/14		Year ended 03/31/13	Year ended 03/31/12	Year ended 03/31/11		Year ended 03/31/10

Net asset value at beginning of year	$9.95		$8.71	$8.25	$7.52		$5.18
Net investment income†	0.18		0.18	0.16	0.11		0.11
Net realized and unrealized gain on investments	2.75		1.26	0.45	0.72		2.37

Total from investment operations	2.93		1.44	0.61	0.83		2.48

Less dividends and distributions:
From net investment income	(0.22)		(0.20)	(0.15)	(0.10)		(0.14)

Total dividends and distributions	(0.22)		(0.20)	(0.15)	(0.10)		(0.14)

Net asset value at end of year	$12.66		$9.95	$8.71	$8.25		$7.52

Total investment return(a)	29.54%		16.71%	7.69%	11.07%		47.96%
Ratios/Supplemental Data:
Net investment income to average net assets	1.60%		2.07%	2.03%	1.52%		1.69%
Net expenses to average daily net assets	0.55	%(b)	0.55%	0.55%	0.55%		0.55%
Total expenses (before reductions and reimbursements) to average daily net assets	0.61	%(b)	0.60%	0.62%	0.63%		0.64%
Portfolio turnover rate	45%		59%	109%	117	%(c)	128%
Net assets at end of year (in 000’s)	$370,478		$475,898	$459,999	$420,518		$357,787

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	The Fund invests in Underlying Funds and consequently bears its proportionate share of operating expenses of the Underlying Funds. This ratio does not include the expenses of the Underlying Funds.
(c)	Portfolio turnover calculation does not include $21,956,759 of securities transferred into the Fund as part of in-kind contributions.

†	Computed using average shares outstanding throughout the year.
118

Mercer US Small/Mid Cap Growth Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Class Y-3
	Year ended 03/31/14		Year ended 03/31/13	Year ended 03/31/12	Year ended 03/31/11	Year ended 03/31/10

Net asset value at beginning of year	$11.94		$11.62	$12.49	$9.75	$6.19
Net investment loss†	(0.02)		(0.01)	(0.04)	(0.03)	(0.04)
Net realized and unrealized gain on investments	2.63		1.31	0.27	2.77	3.60

Total from investment operations	2.61		1.30	0.23	2.74	3.56

Less dividends and distributions:
From net investment income	—		(0.01)	—	—	—
From net realized gain on investments	(2.11)		(0.97)	(1.10)	—	—

Total dividends and distributions	(2.11)		(0.98)	(1.10)	—	—

Net asset value at end of year	$12.44		$11.94	$11.62	$12.49	$9.75

Total investment return(a)	22.34%		12.11%	3.36%	28.10%	57.51%
Ratios/Supplemental Data:
Net investment loss to average net assets	(0.17)%		(0.05)%	(0.36)%	(0.34)%	(0.45)%
Net expenses to average daily net assets	0.97	%(b)	0.96%	0.92%	0.92%	0.92%
Total expenses (before reductions and reimbursements) to average daily net assets	0.99	%(b)	1.01%	1.01%	1.02%	1.04%
Portfolio turnover rate	67%		54%	95%	107%	92%
Net assets at end of year (in 000’s)	$397,360		$442,080	$300,176	$300,980	$220,665

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	The Fund invests in Underlying Funds and consequently bears its proportionate share of operating expenses of the Underlying Funds. This ratio does not include the expenses of the Underlying Funds.

†	Computed using average shares outstanding throughout the year.
119

Mercer US Small/Mid Cap Value Equity Fund

Financial Highlights

(For a Class Y-3 share outstanding throughout each period)

	Class Y-3
	Year ended 03/31/14		Year ended 03/31/13	Year ended 03/31/12		Year ended 03/31/11	Year ended 03/31/10

Net asset value at beginning of year	$11.05		$9.94	$10.64		$8.64	$5.26
Net investment income†	0.04		0.13	0.06		0.05	0.06
Net realized and unrealized gain (loss) on investments	2.24		1.46	(0.14	)(a)	2.05	3.35

Total from investment operations	2.28		1.59	(0.08)		2.10	3.41

Less dividends and distributions:
From net investment income	(0.10)		(0.11)	(0.04)		(0.10)	(0.03)
From net realized gain on investments	(2.25)		(0.37)	(0.58)		—	—

Total dividends and distributions	(2.35)		(0.48)	(0.62)		(0.10)	(0.03)

Net asset value at end of year	$10.98		$11.05	$9.94		$10.64	$8.64

Total investment return(b)	21.61%		16.51%	(0.03)%		24.36%	64.86%
Ratios/Supplemental Data:
Net investment income to average net assets	0.38%		1.26%	0.60%		0.65%	0.81%
Net expenses to average daily net assets	0.97	%(c)	0.96%	0.92%		0.92%	0.92%
Total expenses (before reductions and reimbursements) to average daily net assets	1.00	%(c)	1.01%	1.01%		1.02%	1.07%
Portfolio turnover rate	122	%(d)	80%	92%		95%	119%
Net assets at end of year (in 000’s)	$388,712		$429,412	$292,391		$295,626	$222,102

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain for the period due to the timing of sales of the Fund in relation to the fluctuating net asset value per share of the Fund.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	The Fund invests in Underlying Funds and consequently bears its proportionate share of operating expenses of the Underlying Funds. This ratio does not include the expenses of the Underlying Funds.
(d)	Portfolio turnover calculation does not include $38,447,113 of securities transferred out of the Fund as part of an in-kind redemption.

†	Computed using average shares outstanding throughout the year.
120

Mercer Non-US Core Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Class Y-3
	Year ended 03/31/14		Year ended 03/31/13	Year ended 03/31/12		Year ended 03/31/11	Year ended 03/31/10

Net asset value at beginning of year	$10.58		$9.72	$10.46		$9.73	$6.29
Net investment income†	0.29		0.21	0.25		0.17	0.17
Net realized and unrealized gain (loss) on investments	1.94		0.90	(0.81)		0.74	3.38

Total from investment operations	2.23		1.11	(0.56)		0.91	3.55

Less dividends and distributions:
From net investment income	(0.33)		(0.25)	(0.18)		(0.18)	(0.11)
From net realized gain on investments	(0.56)		—	—		—	—

Total dividends and distributions	(0.89)		(0.25)	(0.18)		(0.18)	(0.11)

Net asset value at end of year	$11.92		$10.58	$9.72		$10.46	$9.73

Total investment return(a)	21.48%		11.53%	(5.15)%		9.45%	56.52%
Ratios/Supplemental Data:
Net investment income to average net assets	2.52%		2.17%	2.57%		1.76%	1.93%
Net expenses to average daily net assets	0.85	%(b)	0.83%	0.82%		0.82%	0.82%
Total expenses (before reductions and reimbursements) to average daily net assets	0.86	%(b)	0.86%	0.92%		0.92%	0.94%
Portfolio turnover rate	95	%(c)	90%	105	%(d)	87%	51%
Net assets at end of year (in 000’s)	$1,881,476		$2,138,930	$1,892,784		$1,563,529	$1,042,831

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	The Fund invests in Underlying Funds and consequently bears its proportionate share of operating expenses of the Underlying Funds. This ratio does not include the expenses of the Underlying Funds.
(c)	Portfolio turnover calculation does not include $177,821,966 of securities transferred out of the Fund as part of an in-kind redemption.
(d)	Portfolio turnover calculation does not include $9,536,640 of securities transferred into the Fund as part of an in-kind contribution.

†	Computed using average shares outstanding throughout the year.
121

Mercer Emerging Markets Equity Fund

Financial Highlights

(For a Class Y-3 share outstanding throughout the period)

	Class Y-3
	Year ended 03/31/14		Period Ended 03/31/13(a)

Net asset value at beginning of year	$10.49		$10.00
Net investment income†	0.18		0.10
Net realized and unrealized gain (loss) on investments	(0.46)		0.46

Total from investment operations	(0.28)		0.56

Less dividends and distributions:
From net investment income	(0.19)		(0.06)
From net realized gain on investments	(0.03)		(0.01)

Total dividends and distributions	(0.22)		(0.07)

Net asset value at end of year	$9.99		$10.49

Total investment return(b)	(2.61)%		5.64	%**
Ratios/Supplemental Data:
Net investment income to average net assets	1.77%		1.08	%*
Net expenses to average daily net assets	0.95	%(c)	0.95	%*(c)
Total expenses (before reductions and reimbursements) to average daily net assets	1.04	%(c)	1.15	%*(c)
Portfolio turnover rate	64%		52	%**
Net assets at end of year (in 000’s)	$862,923		$517,085

(a)	The Fund commenced operations on May 1, 2012.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the period shown.
(c)	Includes interest expense that amounts to less than 0.01%.

†	Computed using average shares outstanding throughout the year.

*	Annualized.
**	Not annualized.
122

Mercer Global Low Volatility Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout the period)

	Class Y-3
	Year ended 03/31/14		Period Ended 03/31/13(a)

For a Class Y-3 Share Outstanding Throughout Each Period:
Net asset value at beginning of year	$11.19		$10.00
Net investment income†	0.14		0.07
Net realized and unrealized gain on investments	1.45		1.14

Total from investment operations	1.59		1.21

Less dividends and distributions:
From net investment income	(0.16)		(0.02)
From net realized gain on investments	(0.35)		—

Total dividends and distributions	(0.51)		(0.02)

Net asset value at end of year	$12.27		$11.19

Total investment return(b)	14.40%		12.13	%**
Ratios/Supplemental Data:
Net investment income to average net assets	1.20%		1.62	%*
Net expenses to average daily net assets	0.85	%(c)	0.85	%*
Total expenses (before reductions and reimbursements/recapture) to average daily net assets	0.84	%(c)	1.00	%*
Portfolio turnover rate	46%		12	%**
Net assets at end of year (in 000’s)	$742,641		$301,230

(a)	The Fund commenced operations on November 6, 2012.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the period shown.

(c)	The Fund invests in Underlying Funds and consequently bears its proportionate share of operating expenses of the Underlying Funds. This ratio does not include the expenses of the Underlying Funds.
†	Computed using average shares outstanding throughout the year.

*	Annualized.

**	Note annualized.

123

Mercer Core Fixed Income Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Class Y-3
	Year ended 03/31/14		Year ended 03/31/13	Year ended 03/31/12	Year ended 03/31/11	Year ended 03/31/10

Net asset value at beginning of year	$10.68		$10.58	$10.23	$10.11	$9.00
Net investment income†	0.24		0.27	0.33	0.29	0.40
Net realized and unrealized gain (loss) on investments	(0.19)		0.37	0.46	0.34	0.98

Total from investment operations	0.05		0.64	0.79	0.63	1.38

Less dividends and distributions:
From net investment income	(0.25)		(0.31)	(0.31)	(0.36)	(0.27)
From net realized gain on investments	(0.06)		(0.23)	(0.13)	(0.15)	—

Total dividends and distributions	(0.31)		(0.54)	(0.44)	(0.51)	(0.27)

Net asset value at end of year	$10.42		$10.68	$10.58	$10.23	$10.11

Total investment return(a)	0.44%		6.15%	7.88%	6.25%	15.34%
Ratios/Supplemental Data:
Net investment income to average net assets	2.32%		2.51%	3.13%	2.79%	4.12%
Net expenses to average daily net assets	0.37%		0.37%	0.37%	0.37%	0.37%
Total expenses (before reductions and reimbursements) to average daily net assets	0.43%		0.43%	0.44%	0.45%	0.47%
Portfolio turnover rate	187	%(b)	125%	181%	379%	276%
Net assets at end of year (in 000’s)	$1,076,439		$1,093,253	$1,025,624	$1,043,027	$758,780

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	Excludes treasury dollar roll transactions. The Portfolio turnover rate including treasury dollar roll transactions was 251% for the year ended March 31, 2014.

†	Computed using average shares outstanding throughout the year.
124

Mercer Opportunistic Fixed Income Fund

Financial Highlights

(For a Class Y-3 share outstanding throughout each period)

	Class Y-3
	Period Ended 03/31/14(a)

For a Class Y-3 Share Outstanding Throughout the Period:
Net asset value at beginning of period	$10.00
Net investment income†	0.34
Net realized and unrealized gain on investments	0.35

Total from investment operations	0.69

Less dividends and distributions:
From net investment income	(0.22)
From net realized gain on investments	(0.04)

Total dividends and distributions	(0.26)

Net asset value at end of period	$10.43

Total investment return(b)	7.00	%**
Ratios/Supplemental Data:
Net investment income to average net assets	5.52	%*
Net expenses to average daily net assets	0.90	%*
Total expenses (before reductions and reimbursements) to average daily net assets	1.17	%*
Portfolio turnover rate	28	%**
Net assets at end of period (in 000’s)	$260,581

(a)	The Fund commenced operations on August 21, 2013.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the period shown.
†	Computed using average shares outstanding throughout the period.
**	Not annualized.
*	Annualized.

125

If you want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may discuss your questions about the Funds by contacting your plan administrator or recordkeeper or financial advisor. You may obtain free copies of the Funds’ annual and semi-annual reports and the SAI by contacting the Funds directly at 800-428-0980 or visiting the Trust’s Web site, http://www.mercer.com/services/investments/investment-opportunities/fiduciary-management/us-delegated-solutions/mutual-funds-on-offer.html.

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 1-202-551-8090. You may get copies of reports and other information about the Funds:

●	For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520; or

●	Free from the EDGAR Database on the SEC’s Internet Web site at: http://www.sec.gov.

Mercer Funds

Mercer US Large Cap Growth Equity Fund

Mercer US Large Cap Value Equity Fund

Mercer US Small/Mid Cap Growth Equity Fund

Mercer US Small/Mid Cap Value Equity Fund

Mercer Non-US Core Equity Fund

Mercer Emerging Markets Equity Fund

Mercer Global Low Volatility Equity Fund

Mercer Core Fixed Income Fund

Mercer Opportunistic Fixed Income Fund

Prospectus

July 31, 2014

Mercer Funds
Investment Company Act File No. 811-21732

126

MERCER FUNDS™

Mercer US Large Cap Growth Equity Fund (Class Y-1: N/A) (Class Y-2: N/A) (Class Y-3: MLCGX)
Mercer US Large Cap Value Equity Fund (Class Y-1: N/A) (Class Y-2: N/A) (Class Y-3: MLVCX)
Mercer US Small/Mid Cap Growth Equity Fund (Class Y-1: N/A) (Class Y-2: N/A) (Class Y-3: MSCGX)
Mercer US Small/Mid Cap Value Equity Fund (Class Y-1: N/A) (Class Y-2: N/A) (Class Y-3: MSMVX)
Mercer Non-US Core Equity Fund (Class Y-1: N/A) (Class Y-2: N/A) (Class Y-3: MNCEX)
Mercer Emerging Markets Equity Fund (Class Y-1: N/A) (Class Y-2: N/A) (Class Y-3: MEMQX)
Mercer Global Low Volatility Equity Fund (Class Y-1: N/A) (Class Y-2: N/A) (Class Y-3: MGLVX)

Mercer Core Fixed Income Fund (Class Y-1: N/A) (Class Y-2: N/A) (Class Y-3: MCFIX)
Mercer Opportunistic Fixed Income Fund (Class Y-1: N/A) (Class Y-2: N/A) (Class Y-3: MOFIX)

Prospectus

July 31, 2014

This prospectus offers Class Y-1, Class Y-2, and Class Y-3 shares (together, the “Class Y Shares”) in the nine series (each a “Fund,” and together, the “Funds”) of the Mercer Funds (the “Trust”). This prospectus contains information about the Class Y Shares of the Funds that you should read carefully before you invest.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

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Summary of the Funds

Mercer US Large Cap Growth Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class Y Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class Y-1	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Y-1	Class Y-2	Class Y-3
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses(1)	0.28%	0.23%	0.08%
Acquired Fund Fees and Expenses	None	None	None
Total Annual Fund Operating Expenses	1.08%	0.78%	0.63%

(1)	The “Other Expenses” shown for the Class Y-1 shares and Class Y-2 shares are based on estimated amounts for the Fund’s current fiscal year, as the Class Y-1 shares and Class Y-2 shares had not commenced operations as of the date of this prospectus. “Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses, a sub-transfer agent payment of 0.10% paid by the Class Y-1 and Class Y-2 shares of the Fund and an internal administrative fee of 0.10% and 0.05% paid by the Class Y-1 and Class Y-2 shares of the Fund, respectively, to Mercer Investment Management, Inc. (the “Advisor”).

Example

The example below is intended to help you compare the costs of investing in the Class Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class Y-1, Class Y-2, or Class Y-3 shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class Y-1	$110	$343	$595	$1,317
Class Y-2	$80	$249	$433	$966
Class Y-3	$64	$202	$351	$786

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund

1

Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests principally in equity securities (such as common stock) issued by large capitalization U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of large capitalization U.S. companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “large capitalization U.S. companies” to be U.S. companies, at the time of investment, whose market capitalizations exceed the market capitalization of the smallest company included in the Russell 1000® Growth Index, as measured at the end of the preceding month (as of June 30, 2014, $52.8 million). (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) Generally, the Fund invests in companies that have higher earnings and/or revenue growth histories or expectations relative to the Russell 1000® Index. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in alphabetical order, not in order of importance or likelihood of occurrence. Loss of money is a risk of investing in the Fund.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use exchange-listed equity futures contracts to equitize cash held in the portfolio. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Growth Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Companies with strong growth potential (both domestic and foreign) tend to have higher than average price-to-earnings ratios, meaning that these stocks are more expensive than average relative to the companies’ earnings. The market prices of equity securities of growth companies are often quite volatile, since the prices may be particularly sensitive to economic, market, or company developments and may present a greater degree of risk of loss.

2

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Stock Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Market Risk. The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns) and capital gains.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad measure of market performance.

Class Y-1 shares and Class Y-2 shares of the Fund had not commenced operations as of the date of this prospectus. The returns of the Class Y-1 and Class Y-2 shares would have been substantially similar to the returns of Class Y-3 shares; however, because the Fund’s Class Y-1 shares are subject to a 12b-1 fee and both Class Y-1 shares and Class Y-2 shares are subject to an internal administrative fee, while the Class Y-3 shares are not, the returns of the Class Y-1 shares and Class Y-2 shares would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

3

(2006 is Class Y-3’s first full calendar year of operation)

The Fund’s calendar year-to-date return as of June 30, 2014 was 1.67%.

The Fund’s highest return for a quarter during the periods shown above was 18.17%, for the quarter ended March 31, 2012.

The Fund’s lowest return for a quarter during the periods shown above was -23.66%, for the quarter ended December 31, 2008.

Average Annual Total Returns

For the Periods Ended December 31, 2013

	1 Year	5 Years	Life of Fund (Inception August 15, 2005)
Mercer US Large Cap Growth Equity Fund – Class Y-3 Shares
Return Before Taxes	34.91%	20.46%	7.71%
Return After Taxes on Distributions	27.49%	18.94%	6.76%
Return After Taxes on Distributions and Sale of Fund Shares	24.85%	16.68%	6.14%
Russell 1000® Growth Index(1) (reflects no deduction for fees, expenses, or taxes)	33.48%	20.39%	8.31%

(1)	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and cannot be invested in directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Advisor:

Mercer Investment Management, Inc.

4

Subadvisors and Portfolio Managers:

Columbia Management Investment Advisers, LLC (“Columbia”)

●	Thomas Galvin, CFA, Senior Portfolio Manager and Head of Focused Large Cap Growth, joined Columbia in May 2010. Mr. Galvin began managing Columbia’s allocated portion of the Fund’s portfolio in April 2014.
●	Richard Carter, Portfolio Manager, joined Columbia in May 2010. Mr. Carter began managing Columbia’s allocated portion of the Fund’s portfolio in April 2014.
●	Todd Herget, Portfolio Manager, joined Columbia in May 2010. Mr. Herget began managing Columbia’s allocated portion of the Fund’s portfolio in April 2014.

HS Management Partners, LLC (“HSMP”)

●	Harry W. Segalas, Managing Partner & Chief Investment Officer, founded HS Management Partners in 2007. Mr. Segalas began managing HSMP’s allocated portion of the Fund’s portfolio in April 2014.

SSgA Funds Management, Inc. (“SSgA FM”)

●	Michael O. Martel, Vice President and Senior Portfolio Manager, joined State Street Global Advisors (“SSgA”) in 1998. Mr. Martel began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Charles McGinn, Vice President and Senior Portfolio Manager, joined SSgA in 1998. Mr. McGinn began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Tyhesha Harrington, Vice President and Senior Portfolio Manager, joined SSgA FM in 2006. Ms. Harrington began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.

Sands Capital Management, LLC (“Sands Capital”)

●	Frank M. Sands, CFA, Chief Executive Officer and Chief Investment Officer, joined Sands Capital in 2000, and began managing Sands Capital’s allocated portion of the Fund’s portfolio in 2005.
●	Thomas M. Ricketts, CFA, Research Analyst and Senior Portfolio Manager, joined Sands Capital in 1994, and began managing Sands Capital’s allocated portion of the Fund’s portfolio in 2011.
●	A. Michael Sramek, CFA, Research Analyst and Senior Portfolio Manager, joined Sands Capital in 2001, and began managing Sands Capital’s allocated portion of the Fund’s portfolio in 2013.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 58 of this prospectus.

5

Mercer US Large Cap Value Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class Y Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class Y-1	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Y-1	Class Y-2	Class Y-3
Management Fees	0.53%	0.53%	0.53%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses(1)	0.28%	0.23%	0.08%
Acquired Fund Fees and Expenses	None	None	None
Total Annual Fund Operating Expenses	1.06%	0.76%	0.61%

(1)	The “Other Expenses” shown for the Class Y-1 shares and Class Y-2 shares are based on estimated amounts for the Fund’s current fiscal year, as the Class Y-1 shares and Class Y-2 shares had not commenced operations as of the date of this prospectus. “Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses, a sub-transfer agent payment of 0.10% paid by the Class Y-1 and Class Y-2 shares of the Fund and an internal administrative fee of 0.10% and 0.05% paid by the Class Y-1 and Class Y-2 shares of the Fund, respectively, to the Advisor.

Example

The example below is intended to help you compare the costs of investing in the Class Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class Y-1, Class Y-2, or Class Y-3 shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class Y-1	$108	$337	$585	$1,294
Class Y-2	$78	$243	$422	$942
Class Y-3	$62	$195	$340	$762

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund

6

Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests principally in equity securities (such as common stock) issued by large capitalization U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of large capitalization U.S. companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “large capitalization U.S. companies” to be companies, at the time of investment, whose market capitalizations exceed the market capitalization of the smallest company included in the Russell 1000® Value Index, as measured at the end of the preceding month (as of June 30, 2014, $58 million). Generally, the Fund invests in stocks that appear to be undervalued based on the stocks’ intrinsic values relative to their current market prices. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in alphabetical order, not in order of importance or likelihood of occurrence. Loss of money is a risk of investing in the Fund.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use exchange-listed equity futures contracts to equitize cash held in the portfolio. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Stock Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the Fund’s investment policies, the market capitalization

7

of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Market Risk. The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns) and capital gains.

Value Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Value stocks represent companies that tend to have lower than average price to earnings ratios and are therefore cheaper than average relative to the companies’ earnings. These companies may have relatively weak balance sheets and, during economic downturns, these companies may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations. A particular value stock may not increase in price, as anticipated by a subadvisor, if other investors fail to recognize the stock’s value or the catalyst that the subadvisor believes will increase the price of the stock does not affect the price of the stock in the manner or to the degree that the subadvisor anticipates. Also, cyclical stocks tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also tend to lose value more quickly in economic downturns.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad measure of market performance.

Class Y-1 shares and Class Y-2 shares of the Fund had not commenced operations as of the date of this prospectus. The returns of the Class Y-1 and Class Y-2 shares would have been substantially similar to the returns of Class Y-3 shares; however, because the Fund’s Class Y-1 shares are subject to a 12b-1 fee and both Class Y-1 shares and Class Y-2 shares are subject to an internal administrative fee, while the Class Y-3 shares are not, the returns of the Class Y-1 shares and Class Y-2 shares would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8

(2006 is Class Y-3’s first full calendar year of operation)

The Fund’s calendar year-to-date return as of June 30, 2014 was 6.75%.

The Fund’s highest return for a quarter during the periods shown above was 16.39%, for the quarter ended September 30, 2009.

The Fund’s lowest return for a quarter during the periods shown above was -22.05%, for the quarter ended December 31, 2008.

Average Annual Total Returns

For the Periods Ended December 31, 2013

	1 Year	5 Years	Life of Fund (Inception August 15, 2005)
Mercer US Large Cap Value Equity Fund – Class Y-3 Shares
Return Before Taxes	40.44%	17.41%	5.35%
Return After Taxes on Distributions	39.84%	17.06%	4.85%
Return After Taxes on Distributions and Sale of Fund Shares	23.36%	14.17%	4.26%
Russell 1000® Value Index(1) (reflects no deduction for fees, expenses, or taxes)	32.53%	16.67%	6.56%

(1)	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and cannot be invested in directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Advisor:

Mercer Investment Management, Inc.

9

Subadvisors and Portfolio Managers:

Brandywine Global Investment Management, LLC (“Brandywine”)

Brandywine’s allocated portion of the Fund’s portfolio is managed by the following members of the firm’s Large Cap Value Equity Team:

●	Patrick Kaser, Portfolio Manager and lead of the Large Cap Value Equity Team, joined Brandywine in 1998. Mr. Kaser began managing Brandywine’s allocated portion of the Fund’s portfolio in 2011.
●	James Clarke, Portfolio Manager and back-up portfolio manager of the Large Cap Value Equity Team, rejoined the Firm in 2008. Mr. Clarke began managing Brandywine’s allocated portion of the Fund’s portfolio in 2011.

O’Shaughnessy Asset Management, LLC (“O’Shaughnessy”)

●	James O’Shaughnessy, Chief Executive Officer, Chief Investment Officer, and Chairman of O’Shaughnessy since 2007. Mr. O’Shaughnessy began managing O’Shaughnessy’s allocated portion of the Fund’s portfolio in 2010.
●	Christopher Meredith, Senior Portfolio Manager and Director of Portfolio Management and Research of O’Shaughnessy since 2007. Mr. Meredith began managing O’Shaughnessy’s allocated portion of the Fund’s portfolio in 2010.

Robeco Investment Management, Inc. (“RIM”)

●	Mark Donovan, CFA, Co-Chief Executive Officer, head of the large cap equity team and a senior portfolio manager, joined RIM in 1995, and began managing RIM’s allocated portion of the Fund’s portfolio in 2009.
●	David Pyle, CFA, Managing Director, joined RIM in 2000, and began managing RIM’s allocated portion of the Fund’s portfolio in 2009.

SSgA Funds Management, Inc. (“SSgA FM”)

●	Michael O. Martel, Vice President and Senior Portfolio Manager, joined State Street Global Advisors (“SSgA”) in 1998. Mr. Martel began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Charles McGinn, Vice President and Senior Portfolio Manager, joined SSgA in 1998. Mr. McGinn began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Tyhesha Harrington, Vice President and Senior Portfolio Manager, joined SSgA FM in 2006. Ms. Harrington began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.

The Boston Company Asset Management, LLC (“TBCAM”)

TBCAM’s allocated portion of the Fund’s portfolio is managed by the following members of the firm’s Large Cap Value Equity Team:

●	Brian Ferguson, Senior Managing Director, joined TBCAM in June 1997, and began managing TBCAM’s allocated portion of the Fund’s portfolio in 2011.
●	John Bailer, Managing Director, joined TBCAM in November 1994, and began managing TBCAM’s allocated portion of the Fund’s portfolio in 2011.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 58 of this prospectus.

10

Mercer US Small/Mid Cap Growth Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class Y Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class Y-1	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Y-1	Class Y-2	Class Y-3
Management Fees	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses(1)	0.29%	0.24%	0.09%
Acquired Fund Fees and Expenses	None	None	None
Total Annual Fund Operating Expenses	1.44%	1.14%	0.99%

(1)	The “Other Expenses” shown for the Class Y-1 shares and Class Y-2 shares are based on estimated amounts for the Fund’s current fiscal year, as the Class Y-1 shares and Class Y-2 shares had not commenced operations as of the date of this prospectus. “Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses, a sub-transfer agent payment of 0.10% paid by the Class Y-1 and Class Y-2 shares of the Fund and an internal administrative fee of 0.10% and 0.05% paid by the Class Y-1 and Class Y-2 shares of the Fund, respectively, to the Advisor.

Example

The example below is intended to help you compare the costs of investing in the Class Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class Y-1, Class Y-2, or Class Y-3 shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class Y-1	$147	$456	$787	$1,724
Class Y-2	$116	$362	$628	$1,386
Class Y-3	$101	$315	$547	$1,213

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

11

Principal Investment Strategies

The Fund invests principally in equity securities (such as common stock) issued by small-to-medium capitalization U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of small-to-medium capitalization U.S. companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “small-to-medium capitalization U.S. companies” to be companies with market capitalizations between $25 million and the largest company included in the Russell 2500™ Index (as of June 30, 2014, $9.9 billion). Generally, the Fund invests in companies that have higher earnings and/or revenue growth histories or expectations relative to the Russell 2500™ Index. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in alphabetical order, not in order of importance or likelihood of occurrence. Loss of money is a risk of investing in the Fund.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use exchange-listed equity futures contracts to equitize cash held in the portfolio. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Growth Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Companies with strong growth potential (both domestic and foreign) tend to have higher than average price-to-earnings ratios, meaning that these stocks are more expensive than average relative to the companies’ earnings. The market prices of equity securities of growth companies are often quite volatile, since the prices may be particularly sensitive to economic, market, or company developments and may present a greater degree of risk of loss.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

12

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Market Risk. The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns) and capital gains.

Small and Medium Capitalization Stock Risk. The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Securities of small and medium capitalization companies also may pay no, or only small, dividends. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad measure of market performance.

Class Y-1 shares and Class Y-2 shares of the Fund had not commenced operations as of the date of this prospectus. The returns of the Class Y-1 and Class Y-2 shares would have been substantially similar to the returns of Class Y-3 shares; however, because the Fund’s Class Y-1 shares are subject to a 12b-1 fee and both Class Y-1 shares and Class Y-2 shares are subject to an internal administrative fee, while the Class Y-3 shares are not, the returns of the Class Y-1 shares and Class Y-2 shares would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

13

(2006 is Class Y-3’s first full calendar year of operation)

The Fund’s calendar year-to-date return as of June 30, 2014 was 0.72%.

The Fund’s highest return for a quarter during the periods shown above was 17.29%, for the quarter ended June 30, 2009.

The Fund’s lowest return for a quarter during the periods shown above was -26.99%, for the quarter ended December 31, 2008.

Average Annual Total Returns

For the Periods Ended December 31, 2013

	1 Year	5 Years	Life of Fund (Inception August 15, 2005)
Mercer US Small/Mid Cap Growth Equity Fund – Class Y-3 Shares
Return Before Taxes	37.04%	23.08%	9.03%
Return After Taxes on Distributions	31.35%	21.22%	7.58%
Return After Taxes on Distributions and Sale of Fund Shares	23.89%	18.78%	7.03%
Russell 2500™ Growth Index(1) (reflects no deduction for fees, expenses, or taxes)	40.65%	24.03%	9.89%

(1)	The Russell 2500™ Growth Index measures the performance of those Russell 2500™ companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and cannot be invested in directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Advisor:

Mercer Investment Management, Inc.

14

Subadvisors and Portfolio Managers:

Jackson Square Partners, LLC (“Jackson Square”)

●	Christopher J. Bonavico, CFA, Portfolio Manager, Equity Analyst, joined Jackson Square at its inception in May 2014. Mr. Bonavico began managing an allocated portion of the Fund’s portfolio in 2011 while employed with a previous subadvisor to the Fund.
●	Kenneth F. Broad, CFA, Portfolio Manager, Equity Analyst, joined Jackson Square at its inception in May 2014. Mr. Broad began managing an allocated portion of the Fund’s portfolio in 2011 while employed with a previous subadvisor to the Fund.

Palisade Capital Management, L.L.C. (“Palisade”)

●	Sammy Oh, Managing Director and Senior Portfolio Manager, joined Palisade in 2009. Mr. Oh began managing Palisade’s allocated portion of the Fund’s portfolio in 2012.

SSgA Funds Management, Inc. (“SSgA FM”)

●	Michael O. Martel, Vice President and Senior Portfolio Manager, joined State Street Global Advisors (“SSgA”) in 1998. Mr. Martel began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Charles McGinn, Vice President and Senior Portfolio Manager, joined SSgA in 1998. Mr. McGinn began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Tyhesha Harrington, Vice President and Senior Portfolio Manager, joined SSgA FM in 2006. Ms. Harrington began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.

Westfield Capital Management Company, L.P. (“Westfield”)

●	William A. Muggia, Chief Executive Officer, Chief Investment Officer, President, and Managing Partner, joined Westfield in 1994, and has been managing Westfield’s allocated portion of the Fund’s portfolio since inception in 2005.
●	Ethan J. Meyers, CFA, Managing Partner, joined Westfield in 1999 and has been managing Westfield’s allocated portion of the Fund’s portfolio since inception in 2005.

●	John M. Montgomery, Managing Partner and Portfolio Strategist, joined Westfield in 2006 and began managing Westfield’s allocated portion of the Fund’s portfolio in 2006.

●	Hamlen Thompson, Managing Partner, joined Westfield in 2003 and has been managing Westfield’s allocated portion of the Fund’s portfolio since inception in 2005.
●	Bruce N. Jacobs, CFA, Managing Partner, joined Westfield in 2003 and has been managing Westfield’s allocated portion of the Fund’s portfolio since inception in 2005.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 58 of this prospectus.

15

Mercer US Small/Mid Cap Value Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class Y Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class Y-1	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Y-1	Class Y-2	Class Y-3
Management Fees	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses(1)	0.30%	0.25%	0.10%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.49%	1.19%	1.04%

(1)	The “Other Expenses” shown for the Class Y-1 shares and Class Y-2 shares are based on estimated amounts for the Fund’s current fiscal year, as the Class Y-1 shares and Class Y-2 shares had not commenced operations as of the date of this prospectus. “Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses, a sub-transfer agent payment of 0.10% paid by the Class Y-1 and Class Y-2 shares of the Fund and an internal administrative fee of 0.10% and 0.05% paid by the Class Y-1 and Class Y-2 shares of the Fund, respectively, to the Advisor.

Example

The example below is intended to help you compare the costs of investing in the Class Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class Y-1, Class Y-2, or Class Y-3 shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class Y-1	$152	$471	$813	$1,779
Class Y-2	$121	$378	$654	$1,443
Class Y-3	$106	$331	$574	$1,271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund

16

Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 122% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests principally in equity securities (such as common stock) issued by small-to-medium capitalization U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of small-to-medium capitalization U.S. companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “small-to-medium capitalization U.S. companies” to be companies with market capitalizations between $25 million and the largest company included in the Russell 2500™ Index (as of June 30, 2014, $9.9 billion). Generally, the Fund invests in stocks that appear to be undervalued based on the stocks’ intrinsic values relative to their current market prices. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in alphabetical order, not in order of importance or likelihood of occurrence. Loss of money is a risk of investing in the Fund.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use exchange-listed equity futures contracts to equitize cash held in the portfolio. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

17

Market Risk. The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns) and capital gains.

Small and Medium Capitalization Company Risk. The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Securities of small and medium capitalization companies also may pay no, or only small, dividends. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

Value Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Value stocks represent companies that tend to have lower than average price to earnings ratios and are therefore cheaper than average relative to the companies’ earnings. These companies may have relatively weak balance sheets and, during economic downturns, these companies may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations. A particular value stock may not increase in price, as anticipated by the subadvisor, if other investors fail to recognize the stock’s value or the catalyst that the subadvisor believes will increase the price of the stock does not affect the price of the stock in the manner or to the degree that the subadvisor anticipates. Also, cyclical stocks tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also tend to lose value more quickly in economic downturns.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad measure of market performance.

Class Y-1 shares and Class Y-2 shares of the Fund had not commenced operations as of the date of this prospectus. The returns of the Class Y-1 and Class Y-2 shares would have been substantially similar to the returns of Class Y-3 shares; however, because the Fund’s Class Y-1 shares are subject to a 12b-1 fee and both Class Y-1 shares and Class Y-2 shares are subject to an internal administrative fee, while the Class Y-3 shares are not, the returns of the Class Y-1 shares and Class Y-2 shares would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

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(2006 is Class Y-3’s first full calendar year of operation)

The Fund’s calendar year-to-date return as of June 30, 2014 was 4.92%.

The Fund’s highest return for a quarter during the periods shown above was 20.32%, for the quarter ended September 30, 2009.

The Fund’s lowest return for a quarter during the periods shown above was -28.05%, for the quarter ended December 31, 2008.

Average Annual Total Returns

For the Periods Ended December 31, 2013

	1 Year	5 Years	Life of Fund (Inception August 15, 2005)
Mercer US Small/Mid Cap Value Equity Fund – Class Y-3 Shares
Return Before Taxes	34.50%	20.29%	6.34%
Return After Taxes on Distributions	26.59%	18.33%	4.97%
Return After Taxes on Distributions and Sale of Fund Shares	22.12%	16.19%	4.75%
Russell 2500™ Value Index(1) (reflects no deduction for fees, expenses, or taxes)	33.32%	19.61%	7.86%

(1)	The Russell 2500™ Value Index measures the performance of those Russell 2500™ companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and cannot be invested in directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Advisor:

Mercer Investment Management, Inc.

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Subadvisors and Portfolio Managers:

NWQ Investment Management Company, LLC (“NWQ”)

●	Phyllis G. Thomas, CFA, Managing Director, joined NWQ in 1990, and began managing NWQ’s allocated portion of the Fund’s portfolio in 2006.

River Road Asset Management, LLC (“River Road”)

●	James C. Shircliff, CFA, Chief Investment Officer, joined River Road in 2005, and began managing River Road’s allocated portion of the Fund’s portfolio in 2009.
●	R. Andrew Beck, President and Chief Executive Officer, joined River Road in 2005, and began managing River Road’s allocated portion of the Fund’s portfolio in 2009.
●	J. Justin Akin, Portfolio Manager, joined River Road in 2005, and began managing River Road’s allocated portion of the Fund’s portfolio in 2012.

SSgA Funds Management, Inc. (“SSgA FM”)

●	Michael O. Martel, Vice President and Senior Portfolio Manager, joined State Street Global Advisors (“SSgA”) in 1998. Mr. Martel began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Charles McGinn, Vice President and Senior Portfolio Manager, joined SSgA in 1998. Mr. McGinn began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Tyhesha Harrington, Vice President and Senior Portfolio Manager, joined SSgA FM in 2006. Ms. Harrington began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.

Systematic Financial Management, L.P. (“Systematic”)

●	Ronald M. Mushock, CFA, Managing Partner and lead portfolio manager for Systematic’s mid cap portfolios and small/mid cap portfolios, joined Systematic in 1997, and began managing Systematic’s allocated portion of the Fund’s portfolio in 2008.
●	D. Kevin McCreesh, CFA, Managing Partner Chief Investment Officer and lead portfolio manager for Systematic’s large and small cap portfolios, joined Systematic in 1996, and began managing Systematic’s allocated portion of the Fund’s portfolio in 2008.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 58 of this prospectus.

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Mercer Non-US Core Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class Y Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class Y-1	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Y-1	Class Y-2	Class Y-3
Management Fees	0.74%	0.74%	0.74%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses(1)	0.32%	0.27%	0.12%
Acquired Fund Fees and Expenses	None	None	None
Total Annual Fund Operating Expenses	1.31%	1.01%	0.86%

(1)	The “Other Expenses” shown for the Class Y-1 shares and Class Y-2 shares are based on estimated amounts for the Fund’s current fiscal year, as the Class Y-1 shares and Class Y-2 shares had not commenced operations as of the date of this prospectus. “Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses, a sub-transfer agent payment of 0.10% paid by the Class Y-1 and Class Y-2 shares of the Fund and an internal administrative fee of 0.10% and 0.05% paid by the Class Y-1 and Class Y-2 shares of the Fund, respectively, to the Advisor.

Example

The example below is intended to help you compare the costs of investing in the Class Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class Y-1, Class Y-2, or Class Y-3 shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class Y-1	$133	$415	$718	$1,579
Class Y-2	$103	$322	$558	$1,236
Class Y-3	$88	$274	$477	$1,061

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund

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Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests principally in equity securities (such as common stock) issued by non-U.S. companies of any capitalization, located in the world’s developed and emerging capital markets. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of non-U.S. companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents.

Certain subadvisors may employ a quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

Securities of non-U.S. companies generally include all securities included in the Fund’s benchmark index. In addition, securities of non-U.S. companies may include: (a) securities of companies that are organized under the laws of, or maintain their principal places of business in, countries other than the United States; (b) securities for which the principal trading market is in a country other than the United States; (c) securities issued or guaranteed by the government of a country other than the United States, such government’s agencies or instrumentalities, or the central bank of such country; (d) securities denominated in the currency issued by a country other than the United States; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in countries other than the United States or have at least 50% of their assets in countries other than the United States; (f) equity securities of companies in countries other than the United States, in the form of depositary receipts; or (g) securities issued by pooled investment vehicles that invest primarily in securities or derivative instruments that derive their value from securities of non-U.S. companies. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in alphabetical order, not in order of importance or likelihood of occurrence. Loss of money is a risk of investing in the Fund.

Crowding/Convergence Risk. To the extent that a quantitative-focused subadvisor is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense.

Currency Exchange Rate Risk. Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

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Derivatives Risk. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use exchange-listed equity futures contracts to equitize cash held in the portfolio. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.

Emerging Markets Investments Risk. Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign Investments Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Foreign securities may be subject to foreign taxes. Many foreign governments may supervise and regulate their financial markets less stringently than the United States government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, and social conditions in those countries.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Involuntary Disclosure Risk. The models and proprietary research of a quantitative subadvisor are largely protected by the subadvisor through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadvisor’s models and data, and thereby impair the relative or absolute performance of the Fund.

Large Capitalization Stock Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the Fund’s investment policies, the market capitalization

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of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Market Risk. The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Model and Data Risk. Quantitative models (both proprietary models developed by a quantitative-focused subadvisor, and those supplied by third parties) and information and data supplied by third parties can be incorrect, misleading or incomplete, and any decisions made in reliance thereon can expose the Fund to potential risks of loss. In addition, the use of predictive models can also expose the Fund to potential risks of loss. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.

Obsolescence Risk. The Fund is unlikely to be successful unless the assumptions made by quantitative-focused subadvisors in their underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadvisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result.

Political and Economic Risk. The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), and the imposition of trade sanctions.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns) and capital gains.

Programming and Modeling Error Risk. Because of the complexity of quantitative-focused investment strategy programming and modeling, there is a risk that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance and likely would not constitute a trade error under a quantitative-focused subadvisor’s policies.

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Small and Medium Capitalization Stock Risk. The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad measure of market performance.

Class Y-1 shares and Class Y-2 shares of the Fund had not commenced operations as of the date of this prospectus. The returns of the Class Y-1 and Class Y-2 shares would have been substantially similar to the returns of Class Y-3 shares; however, because the Fund’s Class Y-1 shares are subject to a 12b-1 fee and both Class Y-1 shares and Class Y-2 shares are subject to an internal administrative fee, while the Class Y-3 shares are not, the returns of the Class Y-1 shares and Class Y-2 shares would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(2007 is Class Y-3’s first full calendar year of operation)

The Fund’s calendar year-to-date return as of June 30, 2014 was 4.33%.

The Fund’s highest return for a quarter during the periods shown above was 25.91%, for the quarter ended June 30, 2009.

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The Fund’s lowest return for a quarter during the periods shown above was -23.60%, for the quarter ended December 31, 2008.

Average Annual Total Returns

For the Periods Ended December 31, 2013

	1 Year	5 Years	Life of Fund (Inception August 18, 2006)
Mercer Non-US Core Equity Fund – Class Y-3 Shares
Return Before Taxes	26.40%	13.53%	2.90%
Return After Taxes on Distributions	24.08%	12.90%	2.25%
Return After Taxes on Distributions and Sale of Fund Shares	16.51%	10.93%	2.30%
MSCI EAFE® Index(1) (reflects no deduction for fees, expenses, or taxes)	22.78%	12.44%	3.08%

(1)	The MSCI EAFE® Index measures the performance of equity securities in developed markets outside of North America, including Europe, Australasia, and the Far East. The index is unmanaged and cannot be invested in directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Advisor:

Mercer Investment Management, Inc.

Subadvisors and Portfolio Managers:

American Century Investment Management, Inc. (“American Century”)

●	Rajesh Gandhi, CFA, Vice President and Senior Portfolio Manager, joined American Century in 2002. Mr. Gandhi began managing American Century’s allocated portion of the Fund’s portfolio in 2013.

Arrowstreet Capital, Limited Partnership (“Arrowstreet”)

●	Peter Rathjens, Ph.D., Partner, Chief Investment Officer, joined Arrowstreet in 1999. Mr. Rathjens began managing Arrowstreet’s allocated portion of the Fund’s portfolio in 2010.
●	John Capeci, Ph.D., Partner, Portfolio Management, joined Arrowstreet in 1999. Mr. Capeci began managing Arrowstreet’s allocated portion of the Fund’s portfolio in 2010.

●	Manolis Liodakis, Ph. D., Partner, Portfolio Management, joined Arrowstreet in 2012. Mr. Liodakis began managing Arrowstreet’s allocated portion of the Fund’s portfolio in 2012.

●	Tuomo Vuolteenaho, Ph.D., Partner, Co-Head of Research, joined Arrowstreet in 2005. Mr. Vuolteenaho began managing Arrowstreet’s allocated portion of the Fund’s portfolio in 2010.

Lingohr & Partner North America, Inc. (“Lingohr”)

Lingohr’s allocated portion of the Fund’s portfolio is managed by the entire portfolio management team; however the following members of the firm’s portfolio management team are specifically assigned to the Fund:

●	Dagmar Rittstieg, Partner and Senior Portfolio Manager, joined Lingohr & Partner Asset Management GmbH in 2004. Mrs. Rittstieg began managing Lingohr’s allocated portion of the Fund’s portfolio in 2012.

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●	Oliver Weiler, Senior Portfolio Manager, joined Lingohr & Partner Asset Management GmbH in 2007. Mr. Weiler began managing Lingohr’s allocated portion of the Fund’s portfolio in 2012.
●	Dana Deusing, Senior Portfolio Manager, joined Lingohr & Partner Asset Management GmbH in 2007. Mrs. Deusing began managing Lingohr’s allocated portion of the Fund’s portfolio in 2012.
●	Frank Fiedler, Partner and Senior Manager, joined Lingohr & Partner Asset Management GmbH in 1993. Mr. Fiedler began managing Lingohr’s allocated portion of the Fund’s portfolio in 2012.
●	Reinhard Niebuhr, Portfolio Manager, joined Lingohr & Partner Asset Management GmbH in 2011. Mr. Niebuhr began managing Lingohr’s allocated portion of the Fund’s portfolio in 2012.
●	Goran Vasiljevic, Senior Portfolio Manager, joined Lingohr & Partner Asset Management GmbH in 2011. Mr. Vasiljevic began managing Lingohr’s allocated portion of the Fund’s portfolio in 2012.
●	Nicole Dederding, Portfolio Manager, joined Lingohr & Partner Asset Management GmbH in 2009. Mrs. Dederding began managing Lingohr’s allocated portion of the Fund’s portfolio in 2013.

Massachusetts Financial Services Company (“MFS”)

●	Barnaby Wiener, Investment Officer, joined MFS in 1998, and began managing MFS’ allocated portion of the Fund’s portfolio in 2009.
●	Benjamin Stone, Investment Officer, joined MFS in 2005, and began managing MFS’ allocated portion of the Fund’s portfolio in 2009.

SSgA Funds Management, Inc. (“SSgA FM”)

●	Michael O. Martel, Vice President and Senior Portfolio Manager, joined State Street Global Advisors (“SSgA”) in 1998. Mr. Martel began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Charles McGinn, Vice President and Senior Portfolio Manager, joined SSgA in 1998. Mr. McGinn began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Tyhesha Harrington, Vice President and Senior Portfolio Manager, joined SSgA FM in 2006. Ms. Harrington began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 58 of this prospectus.

27

Mercer Emerging Markets Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class Y Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class Y-1	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Y-1	Class Y-2	Class Y-3
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses(1)	0.44%	0.39%	0.24%
Acquired Fund Fees and Expenses	None	None	None
Total Annual Fund Operating Expenses	1.49%	1.19%	1.04%

(1)	The “Other Expenses” shown for the Class Y-1 shares and Class Y-2 shares are based on estimated amounts for the Fund’s current fiscal year, as the Class Y-1 shares and Class Y-2 shares had not commenced operations as of the date of this prospectus. “Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses, a sub-transfer agent payment of 0.10% paid by the Class Y-1 and Class Y-2 shares of the Fund and an internal administrative fee of 0.10% and 0.05% paid by the Class Y-1 and Class Y-2 shares of the Fund, respectively, to the Advisor.

Example

The example below is intended to help you compare the costs of investing in the Class Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class Y-1, Class Y-2, or Class Y-3 shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class Y-1	$152	$471	$813	$1,779
Class Y-2	$121	$378	$654	$1,443
Class Y-3	$106	$331	$574	$1,271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund

28

Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings, in equity securities (such as dividend-paying securities, common stock and preferred stock) of companies that are located in emerging markets, other investments that are tied economically to emerging markets, as well as in American, European, and Global Depositary Receipts (“Depositary Receipts”). The Fund invests in large, medium and small capitalization companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. The Fund’s portfolio securities are denominated primarily in foreign currencies and are typically held outside the U.S.

Stock index futures and various types of swaps may be used to implement the country selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, swaps, and currency forwards to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Certain subadvisors may employ a systematic and quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index. In determining if a security is economically tied to an emerging market country the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. The Fund’s subadvisors may determine a security is economically tied to an emerging market country based on other factors, such as an issuer’s country of domicile, where the majority of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to emerging market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indices of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to an emerging market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is economically tied to an emerging market country as described above.

In addition, the Fund may invest its assets in equity securities of companies that are located in “frontier markets” countries and other investments that are tied economically to “frontier markets” countries. “Frontier markets” is often used to describe the markets of smaller, less accessible, but still investable, countries of the developing world. “Frontier market” countries include all countries represented by the MSCI Frontier Markets Index. The securities of frontier market companies tend to be considered small and/or micro-cap.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in alphabetical order, not in order of importance or likelihood of occurrence. Loss of money is a risk of investing in the Fund.

Crowding/Convergence Risk. To the extent that a quantitative-focused subadvisor is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense.

Currency Exchange Rate Risk. Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign

29

currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as options, futures, forwards, swap agreements, and mortgage- and asset-backed securities. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes, or facilitating certain portfolio transactions. A subadvisor may also use derivatives such as exchange-listed equity futures contracts, swaps and currency forwards to equitize cash held in the portfolio. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. Certain derivatives, such as swap agreements, are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Emerging Markets Investments Risk. Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign Investments Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher

30

than for comparable securities issued in the United States. Foreign securities may be subject to foreign taxes. Many foreign governments may supervise and regulate their financial markets less stringently than the United States government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, and social conditions in those countries.

Frontier Markets Investments Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Involuntary Disclosure Risk. The models and proprietary research of a quantitative subadvisor are largely protected by the subadvisor through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadvisor’s models and data, and thereby impair the relative or absolute performance of the Fund.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Stock Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Market Risk. The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of

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one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Model and Data Risk. Quantitative models (both proprietary models developed by a quantitative-focused subadvisor, and those supplied by third parties) and information and data supplied by third parties can be incorrect, misleading or incomplete, and any decisions made in reliance thereon can expose the Fund to potential risks of loss. In addition, the use of predictive models can also expose the Fund to potential risks of loss. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.

Obsolescence Risk. The Fund is unlikely to be successful unless the assumptions made by quantitative-focused subadvisors in their underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadvisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result.

Political and Economic Risk. The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), and the imposition of trade sanctions.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns) and capital gains.

Programming and Modeling Error Risk. Because of the complexity of quantitative-focused investment strategy programming and modeling, there is a risk that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance and likely would not constitute a trade error under a quantitative-focused subadvisor’s policies.

Small and Medium Capitalization Stock Risk. The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

The Fund is not intended to serve as a complete investment program.

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Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing the performance of the Fund’s Class Y-3 shares for one year and comparing the Fund’s average annual returns over time with a broad measure of market performance.

Class Y-1 shares and Class Y-2 shares of the Fund had not commenced operations as of the date of this prospectus. The returns of the Class Y-1 and Class Y-2 shares would have been substantially similar to the returns of Class Y-3 shares; however, because the Fund’s Class Y-1 shares are subject to a 12b-1 fee and both Class Y-1 shares and Class Y-2 shares are subject to an internal administrative fee, while the Class Y-3 shares are not, the returns of the Class Y-1 shares and Class Y-2 shares would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(2013 is Class Y-3’s first full calendar year of operation)

The Fund’s calendar year-to-date return as of June 30, 2014 was 6.47%.

The Fund’s highest return for a quarter during the period shown above was 3.87%, for the quarter ended September 30, 2013.

The Fund’s lowest return for a quarter during the period shown above was -6.48%, for the quarter ended June 30, 2013.

Average Annual Total Returns For the Periods Ended December 31, 2013

	1 Year	Life of Fund (Inception May 1, 2012)
Mercer Emerging Markets Equity Fund – Class Y-3 Shares
Return Before Taxes	-3.05%	2.02%
Return After Taxes on Distributions	-3.67%	1.51%
Return After Taxes on Distributions and Sale of Fund Shares	-1.43%	1.45%
MSCI Emerging Markets Index(1) (reflects no deduction for fees, expenses, or taxes)	-2.60%	1.29%

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(1)	The MSCI Emerging Markets Index measures the performance of equity securities in global emerging markets. The index is unmanaged and cannot be invested in directly.

Fund Management

Investment Advisor:

Mercer Investment Management, Inc.

Subadvisors and Portfolio Managers:

AQR Capital Management, LLC (“AQR”)

●	Jacques A. Friedman, M.S., Principal, joined AQR in 1998, and began managing AQR’s allocated portion of the Fund’s portfolio in May 2012.
●	Oktay Kurbanov, M.B.A., Principal, joined AQR in 1998, and began managing AQR’s allocated portion of the Fund’s portfolio in May 2012.
●	Lars N. Nielsen, M.Sc., Principal, joined AQR in 2000, and began managing AQR’s allocated portion of the Fund’s portfolio in May 2012.

Investec Asset Management Limited (“Investec”)

●	Archie Hart, Portfolio Manager, joined Investec in 2008. Mr. Hart began managing Investec’s allocated portion of the Fund’s portfolio in 2013.

Kleinwort Benson Investors International Ltd. (“KBI”)

●	Gareth Maher, B.Comm, M.Econ. Sc., Head of Portfolio Management – Dividend Plus, joined KBI in 2000, and began managing KBI’s allocated portion of the Fund’s portfolio in May 2012.
●	David Hogarty, BA Econ. & Politics, I.M.C., Head of Strategy Development – Dividend Plus, joined KBI in 1994, and began managing KBI’s allocated portion of the Fund’s portfolio in May 2012.
●	Ian Madden, BBS in Finance & Accounting, IMC, Portfolio Manager – Dividend Plus, joined KBI in November 2000, and began managing KBI’s allocated portion of the Fund’s portfolio in May 2012.
●	James Collery, BA, IMC, Portfolio Manager – Dividend Plus, joined KBI in January 2001, and began managing KBI’s allocated portion of the Fund’s portfolio in May 2012.

SSgA Funds Management, Inc. (“SSgA FM”)

●	Michael O. Martel, Vice President and Senior Portfolio Manager, joined State Street Global Advisors (“SSgA”) in 1998. Mr. Martel began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Charles McGinn, Vice President and Senior Portfolio Manager, joined SSgA in 1998. Mr. McGinn began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Tyhesha Harrington, Vice President and Senior Portfolio Manager, joined SSgA FM in 2006. Ms. Harrington began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.

Vontobel Asset Management, Inc. (“Vontobel”)

●	Rajiv Jain, Co-Chief Executive Officer, Managing Director and Portfolio Manager – International and Emerging Markets Equities, joined Vontobel in 1994, and began managing Vontobel’s allocated portion of the Fund’s portfolio in May 2012.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

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For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 58 of this prospectus.

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Mercer Global Low Volatility Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class Y Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class Y-1	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Y-1	Class Y-2	Class Y-3
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses(1)	0.29%	0.24%	0.09%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.30%	1.00%	0.85%
Management Fee Waiver/Expense Reimbursement or Recaptured Expense	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement or Recaptured Expense(2)	1.31%	1.01%	0.86%

(1)	The “Other Expenses” shown for the Class Y-1 shares and Class Y-2 shares are based on estimated amounts for the Fund’s current fiscal year, as the Class Y-1 shares and Class Y-2 shares had not commenced operations as of the date of this prospectus. “Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses, a sub-transfer agent payment of 0.10% paid by the Class Y-1 and Class Y-2 shares of the Fund and an internal administrative fee of 0.10% and 0.05% paid by the Class Y-1 and Class Y-2 shares of the Fund, respectively, to the Advisor.

(2)	Pursuant to an expense reimbursement agreement between the Trust, on behalf of the Fund, and the Advisor, which expired effective June 30, 2014, the Advisor is entitled to recapture any fees the Advisor waived and Fund expenses that the Advisor reimbursed for a period of three years following such fee waivers and expense reimbursements.

Example

The example below is intended to help you compare the costs of investing in the Class Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class Y-1, Class Y-2, or Class Y-3 shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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	1 year	3 years	5 years	10 years
Class Y-1	$133	$413	$714	$1,569
Class Y-2	$103	$319	$553	$1,226
Class Y-3	$88	$272	$472	$1,050

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. and foreign issuers. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash, or cash equivalents. The Fund reasonably anticipates that under normal circumstances it typically will invest in approximately 25 countries and that approximately 40%-60% of its assets will be invested in equity securities of foreign issuers. In addition, the Fund may invest up to 15% of its net assets in cash, cash equivalents or cash-like investments. The Fund invests in large, medium and small capitalization companies. The Fund will seek to achieve its investment objective by matching the return of its benchmark, the MSCI World Index, over 5-7 years, with between 25-30% lower price volatility than the benchmark for the period, by investing in securities of issuers with certain volatility characteristics. Such volatility characteristics may include, but are not limited to, high return on equity, low debt to equity ratios, and high earnings growth stability.

Stock index futures and various types of swaps may be used to implement the equity security selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Certain subadvisors may employ a systematic and quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in alphabetical order, not in order of importance or likelihood of occurrence. Loss of money is a risk of investing in the Fund.

Cash and Other High Quality Instruments. The Fund may invest significantly in cash, cash equivalents or cash-like investments. In addition, the Fund may invest its assets in other equity securities and fixed-income securities with remaining maturities of less than one year. Examples of such equity and fixed-income securities may include convertible bonds, contingent convertible bonds, preference shares and warrants. These cash items and other high-quality corporate debt securities may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers’ acceptances, commercial paper, and bank certificates of deposit. If the Fund maintains a significant portion of its holdings in cash and cash-like investments, then it may reduce its participation in market volatility, but is likely also to reduce its participation in positive market returns. Additionally, significant holdings of cash and cash-like investments may result in an erosion in relative value in macroeconomic circumstances where inflation is high. As a result, if the Fund maintains significant cash

37

positions in its portfolio over time it may experience reduced long-term total return which could impair its ability to meet its investment objective.

Crowding/Convergence Risk. To the extent that a quantitative-focused subadvisor is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense.

Currency Exchange Rate Risk. Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as options, futures, swap agreements, and mortgage- and asset-backed securities. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes, or facilitating certain portfolio transactions. A subadvisor may also use derivatives such as exchange-listed equity futures contracts to equitize cash held in the portfolio. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. Certain derivatives, such as swap agreements, are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Emerging Markets Investments Risk. Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with

38

emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign Exchange Transaction Risk. The Fund may use currency futures contracts, forward currency exchange contracts or similar instruments to alter the currency exposure characteristics of securities it holds. Consequently there is a possibility that the performance of the Fund may be strongly influenced by movements in foreign exchange rates because the currency positions held by the Fund may not correspond with the securities positions.

Foreign Investments Risk. Investing in foreign securities, including Depositary Receipts, typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Many foreign governments may supervise and regulate their financial markets less stringently than the United States government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, and social conditions in those countries.

Involuntary Disclosure Risk. The models and proprietary research of a quantitative subadvisor are largely protected by the subadvisor through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadvisor’s models and data, and thereby impair the relative or absolute performance of the Fund.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Risk. Large capitalization companies perform differently from, and at times and for extend periods of time worse than, stocks of medium and small capitalization companies. Larger more established companies may be unable to respond quickly to new competitive challenges.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

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Market Risk. The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Model and Data Risk. Quantitative models (both proprietary models developed by a quantitative-focused subadvisor, and those supplied by third parties) and information and data supplied by third parties can be incorrect, misleading or incomplete, and any decisions made in reliance thereon can expose the Fund to potential risks of loss. In addition, the use of predictive models can also expose the Fund to potential risks of loss. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.

Obsolescence Risk. The Fund is unlikely to be successful unless the assumptions made by quantitative-focused subadvisors in their underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadvisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result.

Political and Economic Risk. The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), and the imposition of trade sanctions.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns) and capital gains.

Programming and Modeling Error Risk. Because of the complexity of quantitative-focused investment strategy programming and modeling, there is a risk that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance and likely would not constitute a trade error under a quantitative-focused subadvisor’s policies.

Small and Medium Capitalization Stock Risk. The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends.

The Fund is not intended to serve as a complete investment program.

40

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing the performance of the Fund’s Class Y-3 shares for one year and comparing the Fund’s average annual returns over time with a broad measure of market performance.

Class Y-1 shares and Class Y-2 shares of the Fund had not commenced operations as of the date of this prospectus. The returns of the Class Y-1 and Class Y-2 shares would have been substantially similar to the returns of Class Y-3 shares; however, because the Fund’s Class Y-1 shares are subject to a 12b-1 fee and both Class Y-1 shares and Class Y-2 shares are subject to an internal administrative fee, while the Class Y-3 shares are not, the returns of the Class Y-1 shares and Class Y-2 shares would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(2013 is Class Y-3’s first full calendar year of operation)

The Fund’s calendar year-to-date return as of June 30, 2014 was 5.66%.

The Fund’s highest return for a quarter during the period shown above was 9.17%, for the quarter ended March 31, 2013.

The Fund’s lowest return for a quarter during the period shown above was 0.71%, for the quarter ended June 30, 2013.

Average Annual Total Returns For the Periods Ended December 31, 2013

	1 Year	Life of Fund (Inception November 6, 2012)
Mercer Global Low Volatility Equity Fund – Class Y-3 Shares
Return Before Taxes	22.25%	21.81%
Return After Taxes on Distributions	20.41%	20.20%
Return After Taxes on Distributions and Sale of Fund Shares	12.93%	16.12%
MSCI World Index(1) (reflects no deduction for fees, expenses, or taxes)	26.68%	25.97%

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(1)	The MSCI World Index measures the performance of stocks in 23 developed markets in North America, Europe, and the Asia/Pacific region. The index is unmanaged and cannot be invested in directly.

Fund Management

Investment Advisor:

Mercer Investment Management, Inc.

Subadvisors and Portfolio Managers:

Acadian Asset Management LLC (“Acadian”)

●	Brendan Bradley, Ph.D., is a Senior Vice President and Director, Portfolio Management at Acadian. Mr. Bradley joined Acadian in September 2004. Mr. Bradley began managing Acadian’s allocated portion of the Fund’s portfolio in November 2012.
●	Ryan Taliaferro, Ph.D., is a Senior Vice President and serves as a Portfolio Manager. Mr. Taliaferro joined Acadian in May 2011. Mr. Taliaferro began managing Acadian’s allocated portion of the Fund’s portfolio in November 2012.
●	Ryan Stever, Ph.D., is a Senior Vice President and serves as a Portfolio Manager at Acadian. Mr. Stever joined Acadian in December 2007. Mr. Stever began managing Acadian’s allocated portion of the Fund’s portfolio in November 2012.
●	Mark Birmingham, CFA is a Vice President and Associate Portfolio Manager for Acadian’s Managed Volatility strategies. Mr. Birmingham joined Acadian in October 2013 and at that time began managing Acadian’s allocated portion of the Fund’s portfolio.

First Eagle Investment Management, LLC (“First Eagle”)

●	Matthew McLennan is a Portfolio Manager and Head of the First Eagle Global Value Team. He joined First Eagle in 2008. Mr. McLennan began managing First Eagle’s allocated portion of the Fund’s portfolio in November 2012.
●	Abhay Deshpande is a Portfolio Manager of the First Eagle Global Value team. He joined First Eagle in 2000. Mr. Deshpande began managing First Eagle’s allocated portion of the Fund’s portfolio in November 2012.
●	Kimball Brooker, Jr. is a Portfolio Manager and Deputy Head of the First Eagle Global Value team. He joined First Eagle in 2009. Mr. Brooker began managing First Eagle’s allocated portion of the Fund’s portfolio in November 2012.

MFG Asset Management (“MFG”)

●	Hamish Douglass is the Chief Executive Officer and Managing Director of MFG. He co-founded MFG in July 2006. Mr. Douglass began managing MFG’s allocated portion of the Fund’s portfolio in November 2012.

SSgA Funds Management, Inc. (“SSgA FM”)

●	Michael O. Martel, Vice President and Senior Portfolio Manager, joined State Street Global Advisors (“SSgA”) in 1998. Mr. Martel began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Charles McGinn, Vice President and Senior Portfolio Manager, joined SSgA in 1998. Mr. McGinn began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.
●	Tyhesha Harrington, Vice President and Senior Portfolio Manager, joined SSgA FM in 2006. Ms. Harrington began managing SSgA FM’s allocated portion of the Fund’s portfolio in April 2014.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual

42

Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 58 of this prospectus.

43

Mercer Core Fixed Income Fund

Investment Objective

The investment objective of the Fund is to provide total return, consisting of both current income and capital appreciation.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class Y Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class Y-1	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Y-1	Class Y-2	Class Y-3
Management Fees	0.34%	0.34%	0.34%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses(1)	0.29%	0.24%	0.09%
Acquired Fund Fees and Expenses	None	None	None
Total Annual Fund Operating Expenses	0.88%	0.58%	0.43%

(1)	The “Other Expenses” shown for the Class Y-1 shares and Class Y-2 shares are based on estimated amounts for the Fund’s current fiscal year, as the Class Y-1 shares and Class Y-2 shares had not commenced operations as of the date of this prospectus. “Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses, a sub-transfer agent payment of 0.10% paid by the Class Y-1 and Class Y-2 shares of the Fund and an internal administrative fee of 0.10% and 0.05% paid by the Class Y-1 and Class Y-2 shares of the Fund, respectively, to the Advisor.

Example

The example below is intended to help you compare the costs of investing in the Class Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class Y-1, Class Y-2, or Class Y-3 shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class Y-1	$90	$281	$488	$1,084
Class Y-2	$59	$186	$324	$726
Class Y-3	$44	$138	$241	$542

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund

44

Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 187% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests principally in investment grade fixed income securities, including government securities, corporate bonds and securitized bonds such as mortgage and asset-backed securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities. The Fund also may invest in non-investment grade bonds (sometimes called high yield or junk bonds), non-U.S. dollar denominated bonds, bonds issued by issuers located in emerging capital markets, and certain derivative instruments. The Fund may invest in derivative instruments, such as options, futures, and swap agreements. The Fund may engage in transactions in derivatives for a variety of purposes, including changing the investment characteristics of its portfolio, enhancing total returns, or as a substitute for taking a position in the underlying asset. Generally, the Fund is managed to maintain a duration within 20% of the duration of the Barclays U.S. Aggregate Bond Index (as of June 30, 2014, the duration of the Index was approximately 5.6 years). Duration is a measure of the sensitivity of the price of a debt security (or a portfolio of debt securities) to changes in interest rates. The prices of debt securities with shorter durations generally will be less affected by changes in interest rates than the prices of debt securities with longer durations.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in alphabetical order, not in order of importance or likelihood of occurrence. Loss of money is a risk of investing in the Fund.

Call or Prepayment Risk. During periods of falling interest rates, issuers of callable securities may call or repay securities with higher interest rates before their maturity dates. If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. Early repayment of principal of mortgage-related securities could have the same effect.

Counterparty Risk. The risk that the issuer or guarantor of a fixed income security, the counterparty to a derivatives contract, or a borrower of a Fund’s securities will be unwilling or unable to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Credit Risk. Issuers of debt securities may be unable to make the required payments of interest and/or principal at the time that such payments are due. In addition, changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also can adversely affect the values of the issuers’ debt securities. Issuers of investment grade securities may still default on their obligations.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as options, futures, swap agreements, and mortgage- and asset-backed securities. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or

45

asset classes, or facilitating certain portfolio transactions. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. Certain derivatives, such as swap agreements, are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Emerging Markets Investments Risk. Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments.

Fixed-Income Securities Risk. Fixed-income securities are affected by changes in interest rates and credit quality. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign Investments Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Foreign securities may be subject to foreign taxes. Many foreign governments may supervise and regulate their financial markets less stringently than the United States government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, and social conditions in those countries.

High Yield Securities Risk. Securities rated “BB” or below by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) or “Ba” or below by Moody’s Investors Service, Inc. (“Moody’s”) are known as “high yield” securities and are commonly referred to as “junk bonds.” These securities generally have more credit risk than higher-rated securities, are more likely to encounter financial difficulties, and are more vulnerable to changes in the economy. Companies issuing high yield, fixed income securities are not as strong financially as those companies issuing securities with higher credit ratings. Market situations, such as a sustained period of rising interest rates or individual corporate

46

developments, could affect the ability of companies issuing high yield, fixed income securities to make interest and principal payments. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make required payments of interest or principal. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment. The prices of high yield, fixed income securities fluctuate more than higher-quality securities, and are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when the securities do trade, their prices may be significantly higher or lower than expected.

Interest Rate Risk. Changes in interest rates may adversely affect the values of the securities held in the Fund’s portfolio. In general, the prices of debt securities fall when interest rates increase, and rise when interest rates decrease. The prices of debt securities with shorter durations generally will be less affected by changes in interest rates than the prices of debt securities with longer durations. Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to sell its bond holdings at a time when the subadvisor might wish to sell. Decreased liquidity in the bond markets also may make it more difficult to value some or all of the Fund’s bond holdings.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market or interest rate trends, which can result in losses to the Fund.

Market Risk. The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed securities are securities representing interests in pools of mortgage loans. These securities generally provide holders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated, and the Fund may be forced to reinvest in obligations with lower yields than the original obligations. Asset-backed securities are securities for which the payments of interest and/or principal are backed by loans, leases, and other receivables. Asset-backed securities are subject to many of the same types of risks as mortgage-backed securities. In addition,

47

issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns) and capital gains.

U.S. Government Securities Risk. U.S. government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration or Ginnie Mae, present lower credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad measure of market performance.

Class Y-1 shares and Class Y-2 shares of the Fund had not commenced operations as of the date of this prospectus. The returns of the Class Y-1 and Class Y-2 shares would have been substantially similar to the returns of Class Y-3 shares; however, because the Fund’s Class Y-1 shares are subject to a 12b-1 fee and both Class Y-1 shares and Class Y-2 shares are subject to an internal administrative fee, while the Class Y-3 shares are not, the returns of the Class Y-1 shares and Class Y-2 shares would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(2006 is Class Y-3’s first full calendar year of operation)

The Fund’s calendar year-to-date return as of June 30, 2014 was 4.01%.

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The Fund’s highest return for a quarter during the periods shown above was 6.79%, for the quarter ended September 30, 2009.

The Fund’s lowest return for a quarter during the periods shown above was -3.85%, for the quarter ended September 30, 2008.

Average Annual Total Returns

For the Periods Ended December 31, 2013

	1 Year	5 Years	Life of Fund (Inception August 15, 2005)
Mercer Core Fixed Income Fund – Class Y-3 Shares
Return Before Taxes	-1.21%	6.76%	4.70%
Return After Taxes on Distributions	-2.33%	5.34%	3.17%
Return After Taxes on Distributions and Sale of Fund Shares	-0.58%	4.80%	3.10%
Barclays U.S. Aggregate Bond Index(1) (reflects no deduction for fees, expenses, or taxes)	-2.02%	4.44%	4.69%

(1)	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of securities from the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Barclays U.S. Aggregate Bond Index is a broad representation of the investment-grade fixed-income market in the United States and includes U.S. government and corporate debt securities, mortgage- and asset-backed securities, and international U.S. dollar-denominated bonds. All securities contained in the Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year. The index is unmanaged and cannot be invested in directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Advisor:

Mercer Investment Management, Inc.

Subadvisors and Portfolio Managers:

Dodge & Cox

Dodge & Cox’s allocated portion of the Fund’s investments is managed by the firm’s Fixed Income Investment Policy Committee (the “Committee”). In general, no one Committee member is primarily responsible for making investment recommendations for the Fund. Committee membership is as follows:

●	Anthony J. Brekke, CFA, Vice President, Portfolio Manager, and Investment Analyst, joined Dodge & Cox in 2003. Mr. Brekke began managing Dodge & Cox’s allocated portion of the Fund’s portfolio in 2011.
●	James H. Dignan, CFA, Vice President, Portfolio Manager, and Investment Analyst, joined Dodge & Cox in 1999. Mr. Dignan began managing Dodge & Cox’s allocated portion of the Fund’s portfolio in 2011.
●	Thomas S. Dugan, CFA, Senior Vice President, Associate Director of Fixed Income, Portfolio Manager, and Investment Analyst, joined Dodge & Cox in 1993. Mr. Dugan began managing Dodge & Cox’s allocated portion of the Fund’s portfolio in 2011.
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●	Dana M. Emery, CEO, President, Director of Fixed Income, Director, and Portfolio Manager, joined Dodge & Cox in 1983. Ms. Emery began managing Dodge & Cox’s allocated portion of the Fund’s portfolio in 2011.
●	Lucinda I. Johns, CFA, Vice President, Portfolio Manager, and Investment Analyst, joined Dodge & Cox in 2004. Ms. Johns began managing Dodge & Cox’s allocated portion of the Fund’s portfolio in 2012.

●	Charles F. Pohl, Chairman, Chief Investment Officer, Director, Portfolio Manager, and Investment Analyst, joined Dodge & Cox in 1984. Mr. Pohl began managing Dodge & Cox’s allocated portion of the Fund’s portfolio in 2011.

●	Kent E. Radspinner, CFA, Vice President, Portfolio Manager, and Investment Analyst, joined Dodge & Cox in 1996. Mr. Radspinner began managing Dodge & Cox’s allocated portion of the Fund’s portfolio in 2011.
●	Larissa K. Roesch, CFA, Vice President, Portfolio Manager and Investment Analyst, joined Dodge & Cox in 1997. Ms. Roesch began managing Dodge & Cox’s allocated portion of the Fund’s portfolio in 2011.
●	Adam S. Rubinson, CFA, Vice President, Portfolio Manager, and Investment Analyst, joined Dodge & Cox in 2002. Mr. Rubinson began managing Dodge & Cox’s allocated portion of the Fund’s portfolio in 2011.

Income Research & Management (“IR+M”)

●	John A. Sommers, Jr., CFA, Managing Principal, Senior Portfolio Manager, Chief Investment Officer, co-founded IR+M in 1987. Mr. Sommers began managing IR+M’s allocated portion of the Fund’s portfolio in April 2014.
●	William A. O’Malley, CFA, Managing Principal, Senior Portfolio Manager, Director of Investment Team, joined IR+M in 1994. Mr. O’Malley began managing IR+M’s allocated portion of the Fund’s portfolio in April 2014.
●	Edmund F. Ingalls, CFA, Principal, Senior Portfolio Manager, Director of Credit Research, joined IR+M in 2000. Mr. Ingalls began managing IR+M’s allocated portion of the Fund’s portfolio in April 2014.

Prudential Investment Management, Inc. (“Prudential”)

●	Richard Piccirillo, Principal and Senior Portfolio Manager, joined Prudential in 1993. Mr. Piccirillo began managing Prudential’s allocated portion of the Fund’s portfolio in April 2014.
●	Greg Peters, Managing Director and Senior Investment Officer, joined Prudential in February 2014. Mr. Peters began managing Prudential’s allocated portion of the Fund's portfolio in May 2014.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 58 of this prospectus.

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Mercer Opportunistic Fixed Income Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class Y Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class Y-1	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Y-1	Class Y-2	Class Y-3
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses(1)	0.57%	0.52%	0.37%
Acquired Fund Fees and Expenses	None	None	None
Total Annual Fund Operating Expenses	1.62%	1.32%	1.17%
Management Fee Waiver/Expense Reimbursement or Recaptured Expense	-0.27%	-0.27%	-0.27%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement or Recaptured Expense(2)	1.35%	1.05%	0.90%

(1)	The “Other Expenses” shown for the Class Y-1 shares and Class Y-2 shares are based on estimated amounts for the Fund’s current fiscal year, as the Class Y-1 shares and Class Y-2 shares had not commenced operations as of the date of this prospectus. “Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses, a sub-transfer agent payment of 0.10% paid by the Class Y-1 and Class Y-2 shares of the Fund and an internal administrative fee of 0.10% and 0.05% paid by the Class Y-1 and Class Y-2 shares of the Fund, respectively, to the Advisor.

(2)	The Trust, with respect to the Fund, and the Advisor have entered into a written contractual fee waiver and expense reimbursement agreement (the “expense reimbursement agreement”) pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund’s expenses (not including brokerage fees and expenses, interest, acquired fund fees and expenses and extraordinary expenses) otherwise would exceed 1.35%, 1.05%, and 0.90% for the Class Y-1, Class Y-2, and Class Y-3 shares, respectively, of the Fund. Pursuant to the expense reimbursement agreement, the Advisor is entitled to recapture any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such recapture by the Advisor will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. The expense reimbursement agreement will remain in effect through July 31, 2015, and will continue in effect from year to year thereafter unless terminated by the Trust or the Advisor.

Example

The example below is intended to help you compare the costs of investing in the Class Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in

51

the Class Y-1, Class Y-2, or Class Y-3 shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class Y-1	$137	$485	$856	$1,899
Class Y-2	$107	$392	$698	$1,567
Class Y-3	$92	$345	$618	$1,396

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal period (from August 21, 2013 to March 31, 2014), the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities. If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change. In seeking to achieve the Fund’s investment objective of total return, the Fund invests primarily in fixed income securities of U.S. and non-U.S. issuers, including those in emerging and frontier markets. The Fund invests in various strategic and tactical global bond market opportunities without limitations in geography (developed and emerging markets), issuer type (government/public sector and corporate/private sector), quality (investment grade, below investment grade or unrated), and currency denomination (U.S. Dollar and foreign currencies). Fixed income securities in which the Fund will invest include all varieties of fixed-rate and floating-rate securities (including but not limited to those issued by central and local governments, government agency and affiliated institutions, corporate bonds, mortgage- and other asset-backed securities, and convertible securities). The Fund may invest in bank loans and loan participations and senior and subordinated debt securities. The Fund may invest a significant portion of its assets in any combination of non-investment grade bonds (sometimes called “high yield” or “junk bonds”), bonds issued by issuers in emerging capital markets, and certain derivative instruments. A lesser portion of the Fund’s assets may be invested in securities in default or otherwise illiquid instruments. The Fund may invest in derivatives such as futures (including, among others, currency futures and interest rate futures), swaps (currency, interest rate, credit default, and total return), forwards, options (including, among others, exchange-traded and over-the-counter currency options), and credit-linked notes. The Fund may engage in transactions in derivatives for a variety of purposes, including hedging, efficient portfolio management, changing the investment characteristics of its portfolio, enhancing total returns, or as a substitute for taking a position in the underlying asset. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The Fund is non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest a larger percentage of its assets in fewer issuers than diversified funds.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in alphabetical order, not in order of importance or likelihood of occurrence. Loss of money is a risk of investing in the Fund.

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Call or Prepayment Risk. During periods of falling interest rates, issuers of callable securities may call or repay securities with higher interest rates before their maturity dates. If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. Early repayment of principal of mortgage-related securities could have the same effect.

Convertible Securities Risk. Convertible securities (preferred stocks, debt instruments, and other securities convertible into common stocks) may offer higher income than the common stocks into which the convertible securities are convertible or exchangeable. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, the prices of convertible securities may reflect changes in the values of the underlying common stocks into which such convertible securities are convertible or exchangeable. Issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

Counterparty Risk. The risk that the issuer or guarantor of a fixed income security, the counterparty to a derivatives contract, or a borrower of a Fund’s securities will be unwilling or unable to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Credit Risk. Issuers of debt securities may be unable to make the required payments of interest and/or principal at the time that such payments are due. In addition, adverse changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also can adversely affect the values of the issuers’ debt securities. Issuers of investment grade securities may still default on their obligations.

Currency Exchange Rate Risk. Foreign securities may be issued and traded in foreign currencies. As a result, the value of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as futures, swaps (currency, interest rate, credit default and total return), forwards, options and credit-linked notes. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes, or facilitating certain portfolio transactions. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility of the Fund’s share price. Certain derivatives, such as swap

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agreements, are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Emerging Markets Investments Risk. Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments.

Fixed-Income Securities Risk. Fixed-income securities are affected by changes in interest rates and credit quality. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign Exchange Transaction Risk. The Fund may use currency futures contracts, forward currency exchange contracts or similar instruments to alter the currency exposure characteristics of securities it holds. Consequently there is a possibility that the performance of the Fund may be strongly influenced by movements in foreign exchange rates because the currency positions held by the Fund may not correspond with the securities positions.

Foreign Investments Risk. Investing in foreign securities, including Depositary Receipts, typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Many foreign governments may supervise and regulate their financial markets less stringently than the United States government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, and social conditions in those countries.

Frontier Markets Investments Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

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High Yield Securities Risk. Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as “high yield” securities and are commonly referred to as “junk bonds.” These securities generally have more credit risk than higher-rated securities, are more likely to encounter financial difficulties, and are more vulnerable to changes in the economy. Companies issuing high yield, fixed income securities are not as strong financially as those companies issuing securities with higher credit ratings. Market situations, such as a sustained period of rising interest rates or individual corporate developments, could affect the ability of companies issuing high yield, fixed income securities to make interest and principal payments. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make required payments of interest or principal. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment. The prices of high yield, fixed income securities fluctuate more than higher-quality securities, and are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when the securities do trade, their prices may be significantly higher or lower than expected.

Interest Rate Risk. Changes in interest rates may adversely affect the values of the securities held in the Fund’s portfolio. In general, the prices of debt securities fall when interest rates increase, and rise when interest rates decrease. The prices of debt securities with shorter durations generally will be less affected by changes in interest rates than the prices of debt securities with longer durations. Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to sell its bond holdings at a time when the subadvisor might wish to sell. Decreased liquidity in the bond markets also may make it more difficult to value some or all of the Fund’s bond holdings.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Market Risk. The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed securities are securities representing interests in pools of mortgage loans. These securities generally provide holders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are

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paid off. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated, and the Fund may be forced to reinvest in obligations with lower yields than the original obligations. Asset-backed securities are securities for which the payments of interest and/or principal are backed by loans, leases, and other receivables. Asset-backed securities are subject to many of the same types of risks as mortgage-backed securities. In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default.

Non-Diversification Risk. The Fund is considered non-diversified, which means that it may invest a greater percentage of its assets in the securities in a limited number of issuers. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Political and Economic Risk. The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), and the imposition of trade sanctions.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns) and capital gains.

Sovereign Debt Securities Risk. Investments in foreign sovereign debt securities may subject the Fund to the following risks: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The Fund commenced operations on August 21, 2013 and the Fund does not yet have a full calendar year of investment returns. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in this fund summary.

Fund Management

Investment Advisor:

Mercer Investment Management, Inc.

Subadvisors and Portfolio Managers:

Franklin Advisers, Inc. (“Franklin”)

●	Eric Takaha, CFA, Portfolio Manager to the Fund, is Senior Vice President and Portfolio Manager in the Franklin Templeton Fixed Income Group. Mr. Takaha joined Franklin in 1989 and began managing Franklin’s allocated portion of the Fund’s portfolio in August 2013.
●	Patricia O'Connor, Portfolio Manager to the Fund, is a vice president, portfolio manager and high-yield bond research analyst for Franklin. Ms. O’Connor joined Franklin in 1997 and began managing Franklin’s allocated portion of the Fund’s portfolio in August 2013.

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●	Glenn Voyles, Portfolio Manager to the Fund, is a vice president, high-yield analyst, and portfolio manager for Franklin. Mr. Voyles joined Franklin in 1993 and began managing Franklin’s allocated portion of the Fund’s portfolio in August 2013.

Investec Asset Management Limited (“Investec”)

●	Peter Eerdmans, Portfolio Manager to the Fund, is Portfolio Manager and Co-Head of Emerging Markets Fixed Income team, and joined Investec in 2005. Mr. Eerdmans began managing Investec’s allocated portion of the Fund’s portfolio in August 2013.
●	Werner Gey van Pittius, Portfolio Manager to the Fund, is Portfolio Manager and Co-Head of Emerging Markets Fixed Income team, and joined Investec in 2003. Mr. Gey van Pittius began managing Investec’s allocated portion of the Fund’s portfolio in August 2013.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 58 of this prospectus.

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Important Additional Information

Purchase and Sale of Fund Shares

Class Y-1, Class Y-2, and Class Y-3 shares (together, “Class Y Shares”) generally are available only to clients of the Advisor and to institutional investors (including certain retirement plans, which include defined benefit and defined contribution plans) that meet the minimum initial investment or eligibility requirements presented below. There is no minimum for subsequent investments.

	Class Y-1	Class Y-2	Class Y-3
Minimum Initial Purchase or Eligibility Requirements	Defined contribution plan investors must have invested over $50 million in the Funds included in the Trust. Investors other than defined contribution plans must have invested at least $10 million in the Funds included in the Trust.	Must have invested at least $100 million in the Funds included in the Trust or entered into an Investment Management Agreement with the Advisor or its affiliates. Retirement or other benefit plans of the Advisor and any of its affiliates also may invest in Class Y-2 shares. Class Y-2 shares are not available to certain defined contribution plans.	Must have entered into an Investment Management Agreement with the Advisor or its affiliates, or have invested at least $350 million in the Funds included in the Trust (excluding defined contribution plans). The Mercer Collective Trust, discretionary investment management clients of the Advisor or its affiliates prior to June 30, 2005, and retirement or other benefit plans of the Advisor and any of its affiliates also may invest in Class Y-3 shares.

You may purchase or redeem Class Y Shares of a Fund on each day the New York Stock Exchange (the “Exchange”) is open for business.

You may purchase or redeem Class Y-1 and Class Y-2 shares through your financial advisor or directly by contacting State Street Bank and Trust Company, the Funds’ transfer agent (the “Transfer Agent”), located at 200 Clarendon Street, Boston, Massachusetts 02116. If you are a participant in a defined contribution plan, you may purchase or redeem Class Y-1 shares through your retirement plan administrator or recordkeeper. Eligible institutional clients of the Advisor or its affiliates that wish to buy Class Y-3 shares should contact the Advisor. Class Y-3 shares may be redeemed through the Advisor or the Transfer Agent.

All classes of each Fund may not be available in every state. As of the date of this prospectus, Class Y-1 and Class Y-2 shares are not available in Montana.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker/dealer or other financial intermediary (such as a bank, insurance company, plan sponsor, or financial professional), the Fund and its related companies, such as the Fund’s distributor and/or the Advisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Details about the Funds

The Manager of Managers Structure

The Advisor is responsible for constructing and monitoring the asset allocation and portfolio strategies for the Funds, consistent with each Fund’s investment objective, strategies, and risks. The Advisor believes that it is possible to enhance shareholder value by using one or more subadvisory firms to manage the

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assets of each Fund. Therefore, the Advisor manages each Fund using a “manager of managers” approach by selecting one or more subadvisors to manage each Fund, based upon the Advisor’s evaluation of the subadvisor’s expertise and performance in managing the asset class in which the Fund will invest.

Securities are selected for each Fund’s portfolio using a combination of traditional and fundamental investment tools and quantitative analysis. Each Fund generally relies on the professional judgment of its respective subadvisor(s) to make decisions about the Fund’s portfolio holdings, and each subadvisor employs its own proprietary processes and disciplines to select securities and manage an allocated portion of a Fund’s investment portfolio. A description of the Funds’ current subadvisors and the subadvisors’ individual securities selection processes can be found in the next section.

Investment Objectives and Principal Investment Strategies

Each Fund seeks to achieve its own distinct investment objective, as described below. The Funds’ investment objectives may be changed by the Board of Trustees of the Trust without shareholder approval (although a Fund will provide advance notice to shareholders before any such change takes effect). There can be no guarantee that a Fund will achieve its investment objective.

Domestic Equity Funds:

Mercer US Large Cap Growth Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund invests primarily in common stocks of large U.S. companies that a subadvisor believes possess superior potential for long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of large capitalization U.S. companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “large capitalization U.S. companies” to be U.S. companies, at the time of investment, whose market capitalizations exceed the market capitalization of the smallest company included in the Russell 1000® Growth Index, as measured at the end of the preceding month (as of June 30, 2014, $52.8 million). (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) Generally, the companies in which the Fund invests have higher earnings and/or revenue growth histories or expectations relative to the Russell 1000® Index. (The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index, as of the end of May of each year, or as determined by Russell.) While the investment objective of the Fund is to provide long-term total return, income may be generated from dividends paid by the common stocks in the Fund’s portfolio.

As discussed above, the Fund invests primarily in large capitalization U.S. companies. The subadvisors also may invest a portion of the Fund’s assets in companies with market capitalizations that are below this level. Further, if movement in the market price causes a particular stock’s market capitalization to fall below this level, the Fund is not required to dispose of the stock.

The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

The Fund’s benchmark, the Russell 1000® Growth Index, measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

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The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

Columbia Management Investment Advisers, LLC (“Columbia”), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as a subadvisor to the Fund. Columbia is a wholly-owned subsidiary of Ameriprise Financial, Inc.

The portfolio managers who are primarily responsible for the day-to-day management of Columbia’s allocated portion of the Fund’s portfolio are Thomas Galvin, CFA, Richard Carter, and Todd Herget. Mr. Galvin serves as a senior portfolio manager and Head of Focused Large Cap Growth. Mr. Galvin joined Columbia in 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2003. Mr. Carter serves as a portfolio manager. Mr. Carter joined Columbia in 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2003. Mr. Herget serves as a portfolio manager. Mr. Herget joined Columbia in 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 1998.

The statement of additional information (the “SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Columbia combines fundamental and quantitative analysis with risk management, including cross-correlation analysis, in identifying investment opportunities and constructing its allocated portion of the Fund’s portfolio.

In selecting investments, Columbia considers, among other factors:

●	overall economic and market conditions; and
●	the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

Columbia may sell a security when the security’s price reaches a target set by Columbia; if Columbia believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

HS Management Partners, LLC (“HSMP”), located at 598 Madison Avenue, New York, New York 10022, serves as a subadvisor to the Fund. HSMP is a Delaware limited liability company that is 100% owned by its partners.

The portfolio manager who is primarily responsible for the day-to-day management of HSMP’s allocated portion of the Fund’s portfolio is Harry W. Segalas. Mr. Segalas founded HSMP in 2007 as Managing Partner & Chief Investment Officer, and he continues to serve in that role.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

In managing HSMP’s allocated portion of the Fund’s portfolio, HSMP will primarily invest in a portfolio of generally between 20 to 25 quality growth equities. HSMP applies a multi-dimensional approach to portfolio construction, with a demonstrated ability and willingness to go across the growth continuum (from established growth franchises to those with higher growth potential), up and down the market capitalization scale, and around the globe.

HSMP’s investment process begins with “Idea Generation,” seeking to identify quality business franchises with criteria that include, among other things: strong management teams; superior business models; sound balance sheets; high free cash flow characteristics; recurring revenue streams; pricing power; global platforms; new market opportunities; and strong, albeit reasonably attainable, earnings prospects.

Businesses with sustainable competitive advantages are vital to the attainment of HSMP’s core objective – the delivery of positive absolute and relative returns over time by attaching client assets to a potentially growing stream of high-quality earnings while employing discipline with targeted research and proven valuation tools. In addition to established companies, HSMP constantly seeks to identify “up and coming” new candidates that meet its quality criteria largely within these sectors.

Ideas which HSMP believes have attractive investment potential are placed on the Focus List. The Focus List consists of 50 stocks whereby an idea is formally integrated into a comparative valuation analysis. This analysis compares candidates based on a number of factors, such as anticipated growth rates, appropriate discount rates, and reasoned valuation assumptions as measured in forward 12-month price/earnings (P/E) ratios, free cash flow yields, and appraised present values.

Following the addition of a stock to the HSMP’s Focus List, HSMP begins the process of better understanding the fundamental drivers associated with company prospects, ultimately identifying areas of Targeted Research. HSMP analyzes business models and evaluates long-term potential, utilizing technology to access publicly available information such as conference calls, SEC filings and market research. HSMP’s experienced senior investment team members seek to identify the key determinants unique to each company so as to gain a more comprehensive perspective of the factors important to the attainment of the company’s projected earnings and cash flow potential.

The next step in the investment process is HSMP’s Valuation Discipline, in which HSMP evaluates additional company-specific metrics. In this stage, for example, HSMP analyzes a company’s absolute and relative P/E ratio in the context of the level and duration of its organic growth rate. The P/E ratio is also examined relative to where the stock has sold in the past and to where HSMP believes it may sell in the future based on fundamental prospects. The quality of earnings is determined by focusing on free cash flow yields. HSMP also conducts an appraised present value analysis on each of the stocks on the Focus List.

The final step in the investment process is HSMP’s Portfolio Decision. Should a company’s fundamentals appear strong, become validated by HSMP’s proof-of-concept work, and HSMP finds the valuation of its shares attractive, HSMP may initiate a position in a stock. The portfolio consists of generally 20 to 25 stocks. Individual position sizes typically range from 2% to 8% and HSMP typically invests incrementally, building positions over time with sensitivity to conviction and market conditions.

Three considerations influence HSMP’s Sell Discipline. The primary focus is on company fundamentals. A loss of confidence in a company’s business model or its ability to realize the earnings stream in the manner and at the pace anticipated is one reason HSMP would decide to decrease a position or sell out of a stock. A second reason is tied to valuation. Should a stock look richly priced based on HSMP’s valuation tools and growth assumptions, HSMP would typically sell a part or all of the position. A third reason to sell a part or all of a position would be a better investment opportunity, where HSMP’s conviction level is stronger and HSMP’s enthusiasm for the fundamentals is greater. A change in

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fundamentals would be more likely to result in a liquidation of the shares, whereas sales occasioned by valuation considerations and/or a better opportunity are more likely to be incremental in nature.

HSMP intends to keep the allocated portion of the Fund’s portfolio essentially fully invested at all times.

Sands Capital Management, LLC (“Sands Capital”), located at 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209, serves as a subadvisor to the Fund. Sands Capital was founded in 1992. Sands Capital is independently owned.

The portfolio managers who are primarily responsible for the day-to-day management of Sands Capital’s allocated portion of the Fund’s portfolio are Frank M. Sands, CFA, Thomas M. Ricketts, CFA, and A. Michael Sramek, CFA. Mr. Sands became the Chief Executive Officer and Chief Investment Officer of Sands Capital effective September 2008. Mr. Sands joined Sands Capital in 2000. Mr. Ricketts is a Research Analyst and Senior Portfolio Manager of Sands Capital, and joined Sands Capital in 1994. Mr. Sramek is a Research Analyst and Senior Portfolio Manager of Sands Capital, and joined Sands Capital in 2001.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

Sands Capital manages its allocated portion of the Fund’s portfolio using a bottom-up, fundamental approach to select securities. Sands Capital seeks to build a concentrated portfolio of leading companies, diversified across a number of business lines. Sands Capital has a long-term investment orientation.

Sands Capital seeks companies with sustainable above average potential for growth in revenue and earnings, and with capital appreciation potential. In addition, Sands Capital looks for companies that have a leadership position or proprietary niche in a promising business space, that demonstrate a clear mission and value-added focus, that exhibit financial strength, and that are reasonably valued in relation to the market and business prospects. Sands Capital generally considers selling a security when prospects for future growth do not look promising. The portion of the Fund’s portfolio managed by Sands Capital is typically characterized by low portfolio turnover and relatively high concentration in individual companies.

SSgA Funds Management, Inc. (“SSgA FM”), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. SSgA FM is wholly owned by State Street Corporation (“State Street”), a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street.

SSgA FM’s allocated portion of the Fund’s portfolio is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management team is overseen by the SSgA Investment Committee. The portfolio managers who are primarily responsible for the day-to-day management of SSgA FM’s allocated portion of the Fund’s portfolio are Michael O. Martel, Charles McGinn and Tyhesha Harrington. Messrs. Martel and McGinn joined SSgA in 1998 and currently serve as Senior Portfolio Managers within SSgA’s Investment Solutions Group (“ISG”). Ms. Harrington joined SSgA FM in 2006 as a portfolio manager and currently serves as a Senior Portfolio Manager within ISG.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

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Cash Overlay Program

SSgA FM is responsible for monitoring and investing cash balances of the Fund. SSgA FM will invest in derivative instruments, such as exchange-listed equity futures contracts (e.g., NASDAQ-100 Index, S&P 500 Index and S&P MidCap 400 Index), to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Mercer US Large Cap Value Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund invests primarily in common stocks of large U.S. companies that a subadvisor believes possess the potential for long-term capital appreciation and, in the judgment of the subadvisor, appear to be undervalued based on the stocks’ intrinsic values relative to their current market prices. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of large capitalization U.S. companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “large capitalization U.S. companies” to be U.S. companies, at the time of investment, whose market capitalizations exceed the market capitalization of the smallest company included in the Russell 1000® Value Index, as measured at the end of the preceding month (as of June 30, 2014, $58 million). (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) While the investment objective of the Fund is to provide long-term total return, income may be generated from dividends paid by the common stocks in the Fund’s portfolio.

As discussed above, the Fund invests primarily large capitalization U.S. companies. The subadvisors also may invest a portion of the Fund’s assets in companies with market capitalizations that are below this level. Further, if movement in the market price causes a particular stock’s market capitalization to fall below this level, the Fund is not required to dispose of the stock.

The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

The Fund’s benchmark, the Russell 1000® Value Index, measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

Brandywine Global Investment Management, LLC (“Brandywine”), located at 2929 Arch Street, Suite 800, Philadelphia, Pennsylvania 19104, serves as a subadvisor to the Fund. Brandywine is a wholly owned subsidiary of Legg Mason, Inc.

Mr. Patrick Kaser is primarily responsible for the day-to-day management of Brandywine’s allocated portion of the Fund’s portfolio, with James Clarke acting as the primary back-up portfolio manager. Mr. Kaser joined Brandywine in 1998 and is the lead portfolio manager of Brandywine’s Large Cap Value Equity Team. He is responsible for researching the financial and healthcare sectors. Mr. Clarke has been

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the primary back-up portfolio manager of the Large Cap Value Equity Team since 2010. Prior to rejoining Brandywine, Mr. Clarke was a founding partner of Clarke Bennitt LLC.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Brandywine begins its process with quantitative screens and internal research ideas, looking for stocks with a market capitalization greater than $1 billion that are cheap on a price-to-earnings, price-to-book value, price-to-cash flow or other current valuation basis relative to peers, its own history and the market. Additionally, Brandywine generally looks for companies that pay dividends. Brandywine may also run other screens, such as free cash flow and leveraged buyout screens, to generate additional ideas.

Through fundamental analysis, Brandywine seeks to understand the reasons why a stock is cheap or out of favor; and to identify those companies that are truly undervalued and most likely to return to normal valuation levels and profitability. Within the universe of undervalued securities, Brandywine seeks to identify the best combination of valuation characteristics, dividend yield, earnings growth and quality. Conclusions are based on a company’s financial condition, competitive position within its industry and the quality of its management. Brandywine pays close attention to the balance sheet and cash flow statement in order to appraise the value of the business and evaluate the security of the dividend. In addition, Brandywine focuses on long-term macroeconomic conditions and industry dynamics in order to identify and measure the risks associated with a company’s business. These factors leads Brandywine to identify those companies that it believes has the best potential and necessary catalysts for a return to normal levels of profitability and valuation.

Catalyst recognition can be a key differentiating aspect of Brandywine’s approach. Securities may have multiple catalysts that may be triggered by micro and macro events. While it emphasizes catalysts for recovery, valuation and fundamentals must warrant purchase. Stocks may be added to the portfolio for their valuation characteristics, their yield characteristics or a combination of both factors.

Although Brandywine’s primary focus is on bottom-up stock picking, top-down considerations are a key part of the Firm’s process. Macro-economic factors affect a company’s earnings and thus are an important factor in determining what might drive a company’s stock to the substantial outperformance Brandywine seeks. Also, these factors may influence Brandywine’s decision regarding how to weight industries or positions; if the Firm identifies a theme that is consistent with its primary value focus, it will attempt to capture the opportunity/trend in its portfolios.

O’Shaughnessy Asset Management, LLC (“O’Shaughnessy”), located at 6 Suburban Avenue, Stamford, Connecticut 06901, serves as a subadvisor to the Fund. O’Shaughnessy is 90% employee-owned. The Royal Bank of Canada is a minority stakeholder in the firm, owning a passive member interest.

The portfolio managers who are primarily responsible for the day-to-day management of O’Shaughnessy’s allocated portion of the Fund’s portfolio are James O’Shaughnessy and Christopher Meredith. Messrs. O’Shaughnessy and Meredith joined O’Shaughnessy in 2007.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

O’Shaughnessy screens securities using a factor-based model that seeks to identify market leading companies by analysis of a number of factors. The factors include, but are not limited to, valuation,

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earnings quality, earnings growth and financial strength. O’Shaughnessy may eliminate or substitute factors at its discretion. From this group of securities, O’Shaughnessy then employs a proprietary, quantitatively-driven approach to security selection based on research and analysis of historical data (for example, companies’ past dividend yields and dividend yield rankings) to identify those securities with higher dividend yields and share repurchase yields. Portfolio securities may be sold generally upon periodic rebalancing of O’Shaughnessy’s allocated portion of the Fund’s portfolio. O’Shaughnessy considers the same factors it uses in evaluating securities for purchase and generally sells securities when O’Shaughnessy believes such securities no longer meet its investment criteria. O’Shaughnessy’s allocated portion of the Fund’s portfolio may emphasize investments in certain sectors of the market.

Robeco Investment Management, Inc. (“RIM”), located at 909 Third Avenue, New York, New York 10022, serves as a subadvisor to the Fund. RIM is a wholly owned subsidiary of Robeco Group N.V., a Dutch public limited liability company (“Robeco Group”). Robeco Group is majority owned by ORIX Corporation, a financial services company based in Japan.

The portfolio managers who are primarily responsible for the day-to-day management of RIM’s allocated portion of the Fund’s portfolio are Mark Donovan, CFA, and David Pyle, CFA. Mr. Donovan is a Co-Chief Executive Officer (since July 2008), head of the large cap equity team, and a senior portfolio manager of RIM since 1995. Mr. Pyle is a Managing Director and has been a portfolio manager for the large cap equity team of RIM since 2004.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, RIM seeks to invest in stocks that it considers to have attractive value characteristics with strong fundamentals, such as a high return on invested capital, and with positive business momentum, such as improving trends and rising earnings and/or a catalyst for improved business outlook. RIM uses both quantitative and qualitative factors in making its stock selections. RIM’s goal is to outperform the Fund’s benchmark index in falling markets and to keep pace in rising markets while protecting capital.

RIM begins with a quantitative analysis that provides a statistical ranking of the investment universe based on valuation, momentum, and fundamental factors. The research team then applies fundamental analysis to those securities that includes validation of the quantitative analysis and fundamental research, including an in-depth review of the issuer’s financials, resulting in a price target and a recommendation. The portfolio management team then constructs the portfolio using such recommendations and risk control parameters, such as diversification among industries and sectors. RIM also establishes a sell discipline for each security in the portfolio based on a target price. RIM also will sell a security if business fundamentals weaken or there is a reversal of an intended catalyst.

SSgA Funds Management, Inc. (“SSgA FM”), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. SSgA FM is wholly owned by State Street Corporation (“State Street”), a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street.

SSgA FM’s allocated portion of the Fund’s portfolio is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management team is overseen by the SSgA Investment Committee. The portfolio managers who are primarily responsible for the day-to-day management of SSgA FM’s allocated portion of the Fund’s portfolio are Michael O. Martel, Charles McGinn and Tyhesha Harrington. Messrs. Martel and McGinn joined SSgA in 1998 and currently serve as Senior Portfolio Managers within SSgA’s Investment Solutions Group

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(“ISG”). Ms. Harrington joined SSgA FM in 2006 as a portfolio manager and currently serves as a Senior Portfolio Manager within ISG.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

SSgA FM is responsible for monitoring and investing cash balances of the Fund. SSgA FM will invest in derivative instruments, such as exchange-listed equity futures contracts (e.g., S&P 500® Index and S&P MidCap 400® Index), to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

The Boston Company Asset Management, LLC (“TBCAM”), located at One Boston Place, Boston, Massachusetts 02108 serves as a subadvisor to the Fund. TBCAM is a wholly owned subsidiary of BNY Mellon, and an investment adviser registered with the SEC.

The portfolio managers who are primarily responsible for the day-to-day management of TBCAM’s allocated portion of the Fund’s portfolio are Brian Ferguson and John Bailer. Mr. Ferguson joined TBCAM in June 1997 and is Senior portfolio manager on the Dynamic Large Cap Value Strategy. He is responsible for the day-to-day management of the fund and moreover, he also functions as the team analyst responsible for the health care and industrials sectors. Mr. Bailer has been a co portfolio manager on the Dynamic Large Cap Value Strategy since 2004 and joined TBCAM in November 1994. Mr. Bailer has been an analyst on the team since 1999 and is responsible for the consumer, technology and telecommunication sectors.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, TBCAM uses a consistent, disciplined and repeatable security selection process. TBCAM screens all potential securities in order to identify roughly 20 to 30 new securities for inclusion on a working list for further fundamental review. TBCAM uses both quantitative and qualitative techniques to uncover potential opportunities. The TBCAM team then undertakes fundamental research on the securities consistent with their sector coverage. The fundamental research culminates into written recommendations to the lead portfolio manager that includes up and down price targets and the related investment thesis incorporating valuation, fundamental and business improvement ideas. The analysts recommend individual securities with attractive risk/reward characteristics. Lead portfolio managers make the final determination as to whether a security is added to the portfolio and what the specific security weighting needs to be. Decisions are made in the context of the overall risk-profile of the portfolio. The result is a portfolio that is attractive from a risk/reward standpoint and consistent with investment objective and related guidelines.

Mercer US Small/Mid Cap Growth Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation.

Principal Investment Strategies of the Fund

The Fund invests primarily in small and medium-sized U.S. companies that a subadvisor believes possess superior potential for long-term capital appreciation. Under normal circumstances, the Fund will invest at

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least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of small-to-medium capitalization U.S. companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “small-to-medium capitalization U.S. companies” to be U.S. companies with market capitalizations between $25 million and the largest company included in the Russell 2500™ Index, which, as of June 30, 2014, was $9.9 billion. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) Generally, the companies in which the Fund invests have higher earnings and/or revenue growth histories or expectations relative to the Russell 2500™ Index.

The Fund invests in companies within the capitalization range described above. However, the subadvisors may invest a portion of the Fund’s assets in companies outside this range. Further, if movement in the market price causes a stock to change from one capitalization range to another, the Fund is not required to dispose of the stock.

The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

The Fund’s benchmark, the Russell 2500™ Growth Index, measures the performance of those Russell 2500™ companies with higher price-to-book ratios and higher forecasted growth values.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

Jackson Square Partners, LLC (“Jackson Square”), located at 101 California Street, Suite 3750, San Francisco, California 94111, serves as a subadvisor to the Fund. Jackson Square, a Delaware limited liability company, is a joint venture between Delaware Investments Advisers Partner, Inc. (“DIAP”), an affiliate of Delaware Management Company (“DMC”), and California Street Partners, LLC, a Delaware limited liability company. DIAP is a subsidiary of Delaware Investment Advisers, a series of Delaware Management Business Trust, a Delaware statutory trust (“DMBT”). DMBT is a direct wholly owned subsidiary of Delaware Management Holdings, Inc., which, in turn, is an indirect, wholly owned subsidiary, and subject to the ultimate control, of Macquarie Group Ltd. Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment, and funds management services.

The allocated portion of the Fund’s portfolio managed by Jackson Square is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Jackson Square’s allocated portion of the Fund’s portfolio are Christopher J. Bonavico, CFA, and Kenneth F. Broad, CFA. Messrs. Bonavico and Broad joined Jackson Square at its inception in May 2014. Prior to joining Jackson Square, Messrs. Bonavico and Broad were both senior portfolio managers at Delaware Investments. Prior to joining Delaware Investments in April 2005, Messrs. Bonavico and Broad were both principals and portfolio managers at Transamerica Investment Management.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

Jackson Square researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that Jackson Square believes are the best investments for the Fund. The following are descriptions of how the portfolio management team pursues the Fund’s investment objective.

Jackson Square’s goal is to own companies that are expected to grow faster than the U.S. economy. Using a bottom-up approach, Jackson Square looks for companies that:

●	have large end-market potential, dominant business models, and strong free cash flow generation;
●	demonstrate operational efficiencies;
●	have planned well for capital allocation; and
●	have governance policies that tend to be favorable to shareholders.

There are a number of catalysts that might increase a company’s potential for free cash flow growth. Jackson Square’s disciplined, research-intensive selection process is designed to identify catalysts such as:

●	management changes;
●	new products;
●	structural changes in the economy; or
●	corporate restructurings and turnaround situations.

Jackson Square’s allocated portion of the Fund will generally hold 25 to 30 stocks, although from time to time Jackson Square’s allocated portion of the Fund may hold fewer or more names, depending on Jackson Square’s assessment of the investment opportunities available. Jackson Square maintains a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the Fund if it were to experience a period of slow or declining growth.

Palisade Capital Management, L.L.C. (“Palisade”), located at One Bridge Plaza, Suite 695, Fort Lee, New Jersey 07024, serves as a subadvisor to the Fund. Palisade is a privately owned investment adviser registered with the SEC.

The portfolio manager who is primarily responsible for the day-to-day management of Palisade’s allocated portion of the Fund’s portfolio is Sammy Oh. Mr. Oh joined Palisade in 2009 and is Managing Director and Senior Portfolio Manager of Palisade’s Small and SMID Cap Growth Equity strategy.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Palisade seeks companies with strong or improving prospects for growth which will generate superior returns. Opportunities for superior growth are found through intensive company-specific fundamental research. Palisade has an unwavering commitment to bottom-up fundamental research. Investment professionals spend significant time with management teams and believe company visits are important. Palisade puts more emphasis, however, on field work–talking to customers, competitors, suppliers, and industry experts. Palisade also looks towards the venture capital/private equity community for insights and emerging growth themes. The firm believes that their independent, proprietary research is an important advantage in the current environment of diminished sell-side research coverage.

For each of its investments, Palisade prepares a one page write-up that contains significant qualitative analysis. In its write-ups, the investment team rates portfolio companies on several attributes that it

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believes are important, including the quality of the management team, product positioning, and valuation. Ratings are used for discussion purposes, as companies do not have to meet a particular aggregate score for portfolio inclusion. Reports include revenue and earnings forecasts as well as a price target.

Palisade constructs a diversified portfolio of 70-90 stocks. Allocations to individual stocks are typically 0.75%-1.75%. A 2% position would be considered a large position for the portfolio. Sector allocations are a result of the team’s bottom-up stock selection. Palisade never makes explicit top-down sector calls; however, the team monitors sector allocation to ensure appropriate diversification.

SSgA Funds Management, Inc. (“SSgA FM”), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. SSgA FM is wholly owned by State Street Corporation (“State Street”), a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street.

SSgA FM’s allocated portion of the Fund’s portfolio is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management team is overseen by the SSgA Investment Committee. The portfolio managers who are primarily responsible for the day-to-day management of SSgA FM’s allocated portion of the Fund’s portfolio are Michael O. Martel, Charles McGinn and Tyhesha Harrington. Messrs. Martel and McGinn joined SSgA in 1998 and currently serve as Senior Portfolio Managers within SSgA’s Investment Solutions Group (“ISG”). Ms. Harrington joined SSgA FM in 2006 as a portfolio manager and currently serves as a Senior Portfolio Manager within ISG.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

SSgA FM is responsible for monitoring and investing cash balances of the Fund. SSgA FM will invest in derivative instruments, such as exchange-listed equity futures contracts (e.g., NASDAQ-100 Index, Russell 2000® Index and S&P MidCap 400® Index), to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Westfield Capital Management Company, L.P. (“Westfield”), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. Westfield is a registered investment advisor that was founded in 1989. Westfield is 100% employee owned.

Investment decisions for all product portfolios managed by Westfield are made by consensus of the Westfield Investment Committee, which is chaired by William A Muggia. Each member of the Westfield Investment Committee has input into the investment process and overall product portfolio construction. Investment decisions are made within the parameters established by a portfolio’s investment objective(s), policies, and restrictions. Although the Committee collectively acts as portfolio manager for the Fund’s assets allocated to Westfield, Westfield lists the following Committee members, based either on seniority or role within the Committee, as having day-to-day management responsibilities for the Fund’s assets allocated to Westfield. Mr. Muggia covers Healthcare and Energy, as well as provides overall market strategy. Mr. Muggia is President, Chief Executive Officer, Chief Investment Officer and Managing Partner of Westfield. He has worked at Westfield since 1994. Ethan J. Meyers, CFA is a Managing Partner of Westfield and covers Industrials and Business Services. Mr. Meyers has worked at Westfield since 1999. John M. Montgomery is a Managing Partner and Portfolio Strategist of Westfield. Mr. Montgomery has worked at Westfield since 2006. Hamlen Thompson is a Managing Partner of Westfield and covers Energy and Industrials. Mr. Thompson has worked at Westfield since 2003. Bruce N. Jacobs, CFA is a Managing Partner of Westfield and covers Healthcare and Consumer Staples. Mr. Jacobs has worked at Westfield since 2003.

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The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

Westfield manages its allocated portion of the Fund’s portfolio using a fundamental, bottom-up research approach, which seeks to identify reasonably priced stocks with high earnings potential. In order to seek the highest returns with the least degree of risk, Westfield generally favors stocks that, in the judgment of the firm, have: (i) sizeable management ownership; (ii) strong financial conditions; (iii) sufficient cash flow to fund growth internally; and (iv) strong pricing power.

Westfield also considers factors such as earnings growth forecasts, price target estimates, total return potential, and business developments. Stocks may be sold when Westfield believes that the stocks no longer represent attractive investment opportunities, based on the factors described above.

Mercer US Small/Mid Cap Value Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation.

Principal Investment Strategies of the Fund

The Fund invests primarily in common stocks of small and medium-sized U.S. companies that a subadvisor believes possess the potential for long-term capital appreciation and that appear to be undervalued at the time of purchase based on the stocks’ intrinsic values relative to their current market prices. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of small-to-medium capitalization U.S. companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “small-to-medium capitalization U.S. companies” to be U.S. companies with market capitalizations between $25 million and the largest company included in the Russell 2500™ Index, which, as of June 30, 2014, was $9.9 billion. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.)

The Fund will invest in companies within the capitalization range described above. However, the subadvisors may invest a portion of the Fund’s assets in companies outside this range. Further, if movement in the market price causes a stock to change from one capitalization range to another, the Fund is not required to dispose of the stock.

The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

The Fund’s benchmark, the Russell 2500™ Value Index, measures the performance of those Russell 2500™ companies with lower price-to-book ratios and lower forecasted growth values.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

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NWQ Investment Management Company, LLC (“NWQ”), located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067, serves as a subadvisor to the Fund. NWQ is a subsidiary of Nuveen Investments, Inc. (“Nuveen”).

The portfolio manager who is primarily responsible for the day-to-day management of NWQ’s allocated portion of the Fund’s portfolio is Phyllis G. Thomas, CFA. Ms. Thomas is a Managing Director and Portfolio Manager of NWQ and has been with the firm since 1990.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

NWQ is a long-term investor that seeks to provide superior risk-adjusted returns through a research-driven, value-oriented process. This process is structured to help identify and capitalize upon opportunities created by the market’s misperceptions, overreactions, and/or fixation on short-term results. NWQ invests in companies that are believed to be undervalued, have downside protection, and possess catalysts or inflection points that NWQ expects will help unlock value. Such catalysts and inflection points can include: new management, improving business or industry fundamentals, industry consolidation, or company restructuring. Catalysts can also include recognizing free options, hidden assets, and other factors that NWQ believes are not being correctly valued by the market. NWQ seeks to uncover factors that will drive business improvement three months to a year in advance, so portfolios can fully benefit when these inflection points and catalysts emerge and are acknowledged by the market. Similarly, NWQ strives to identify the “herd mentality,” as this provides incremental insight into possible misperceptions, which, in turn, may reveal investment opportunities.

NWQ’s investment professionals employ an active approach to equity investment by utilizing a corporate finance-oriented, cash flow focused discipline that allows the firm to identify potential investments trading at attractive absolute valuations. Firm-wide, NWQ’s approach to uncovering value emphasizes independent, original, bottom-up fundamental research. NWQ seeks to exploit disparities between investor perception and underlying fundamentals in the capital markets. Capital preservation is a very important component of NWQ’s investment process. NWQ evaluates each position for downside risk as well as potential appreciation. NWQ continually evaluates the portfolio holdings to keep the portfolio’s risk/reward “fresh.” This conservative and disciplined approach is designed to identify companies offering superior prospects while selling at reasonable multiples.

River Road Asset Management, LLC (“River Road”), located at 462 South Fourth Street, Suite 1600, Louisville, Kentucky 40202, serves as a subadvisor to the Fund. River Road is a subsidiary of Affiliated Managers Group, Inc.

The portfolio managers who are primarily responsible for the day-to-day management of River Road’s allocated portion of the Fund’s portfolio are James C. Shircliff, CFA, R. Andrew Beck, and J. Justin Akin. Mr. Shircliff has been Chief Investment Officer of River Road since 2005. Mr. Beck has been President of River Road since 2005 and Chief Executive Officer of River Road since 2011. Mr. Akin has been Portfolio Manager for River Road since 2012. From 2005-2012, Mr. Akin served as Equity Research Analyst and Senior Equity Research Analyst for River Road.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, River Road uses systematic and dynamic internal research to narrow the field of small- and mid-cap companies into a more refined working

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universe. River Road employs a value-driven, bottom-up fundamental approach that seeks to identify securities with the following characteristics:

●	Priced at a discount to absolute value
●	Attractive business model
●	Shareholder-oriented management
●	Financial strength
●	Undiscovered, underfollowed, misunderstood.

To manage risk, the portfolio managers employ a strategy of diversification, and adhere to a structured sell discipline.

SSgA Funds Management, Inc. (“SSgA FM”), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. SSgA FM is wholly owned by State Street Corporation (“State Street”), a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street.

SSgA FM’s allocated portion of the Fund’s portfolio is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management team is overseen by the SSgA Investment Committee. The portfolio managers who are primarily responsible for the day-to-day management of SSgA FM’s allocated portion of the Fund’s portfolio are Michael O. Martel, Charles McGinn and Tyhesha Harrington. Messrs. Martel and McGinn joined SSgA in 1998 and currently serve as Senior Portfolio Managers within SSgA’s Investment Solutions Group (“ISG”). Ms. Harrington joined SSgA FM in 2006 as a portfolio manager and currently serves as a Senior Portfolio Manager within ISG.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

SSgA FM is responsible for monitoring and investing cash balances of the Fund. SSgA FM will invest in derivative instruments, such as exchange-listed equity futures contracts (e.g., Russell 2000® Index and S&P MidCap 400® Index), to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Systematic Financial Management, L.P. (“Systematic”), located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, New Jersey 07666, serves as a subadvisor to the Fund. Affiliated Managers Group, Inc. a publicly traded asset management company, holds a majority interest in Systematic Financial Management, L.P. through its wholly owned subsidiary, Titan NJ LP Holdings LLC.

The portfolio managers who are primarily responsible for the day-to-day management of Systematic’s allocated portion of the Fund’s portfolio are Ronald M. Mushock, CFA and D. Kevin McCreesh, CFA. Mr. Mushock has been the lead portfolio manager for all of Systematic’s mid cap portfolios since their inception in 2000, and all of Systematic’s small/mid cap portfolios since their inception in 2002. He became a Managing Partner of Systematic in 2005. Mr. McCreesh, Managing Partner and Chief Investment Officer, has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manager for Systematic’s large and small cap portfolios. Mr. McCreesh joined Systematic as a portfolio manager in 1996, and became Systematic’s Chief Investment Officer in 2004.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

In managing its allocated portion of the Fund’s portfolio, Systematic applies a strategic combination of qualitative and quantitative research seeking to identify high-quality, attractively valued companies exhibiting a confirmed catalyst for stock price appreciation.

Systematic’s investment philosophy is predicated on its belief that stock prices are a reflection of consensus earnings estimates, and as revisions to those estimates rise or fall, stock prices will move accordingly. Systematic’s unique, robust and repeatable process is designed to minimize the likelihood of purchasing stocks in the “value trap” by focusing only on companies that demonstrate fundamental improvement, as evidenced by a positive earnings surprise.

Systematic’s investment methodology typically begins with a rigorous quantitative screening process to identify stocks exhibiting a combination of discounted valuation and improving fundamentals. This screening process results in a research focus list, from which prospective investments are then carefully scrutinized through fundamental, bottom-up analysis. The focus list includes those securities that Systematic believes have the strongest risk/reward characteristics and long-term investment potential. A prudently diversified portfolio generally between 60-100 securities, is then constructed and closely monitored, with a strict adherence to designated risk controls.

Foreign Equity Funds:

Mercer Non-US Core Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund invests primarily in equity securities of companies in the world’s developed and emerging capital markets, excluding the United States. The Fund’s investments in equity securities may include dividend-paying securities, common stock and preferred stock issued by companies of any capitalization, as well as American, European, and Global Depositary Receipts (together, “Depositary Receipts”).

In seeking to achieve the Fund’s investment objective, the Fund’s subadvisors invest primarily in the equity securities (including Depositary Receipts) of companies located outside the United States. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of non-U.S. companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Certain subadvisors may employ a quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

Securities of non-U.S. companies generally include all securities included in the Fund’s benchmark index. In addition, securities of non-U.S. companies may include: (a) securities of companies that are organized under the laws of, or maintain their principal places of business in, countries other than the United States; (b) securities for which the principal trading market is in a country other than the United States; (c) securities issued or guaranteed by the government of a country other than the United States, such government’s agencies or instrumentalities, or the central bank of such country; (d) securities denominated in the currency issued by a country other than the United States; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or

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services performed in countries other than the United States or have at least 50% of their assets in countries other than the United States; (f) equity securities of companies in countries other than the United States, in the form of depositary receipts; or (g) securities issued by pooled investment vehicles that invest primarily in securities or derivative instruments that derive their value from securities of non-U.S. companies.

While there is no minimum number of countries that will be represented in the Fund’s portfolio, the Fund does intend to diversify its investments among countries and geographic regions, including a significant portion in the world’s emerging markets. However, the Fund may invest a significant portion of its assets in one country or region, if, in the judgment of a subadvisor, economic and business conditions warrant such investments. To the extent that the Fund invests a significant portion of its assets in one country or region at any time, the Fund will face a greater risk of loss due to factors adversely affecting issuers located in that single country or region than if the Fund always maintained a greater degree of diversity among the countries and regions in which it invests.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

American Century Investment Management, Inc. (“American Century”), located at 4500 Main Street, Kansas City, Missouri 64111 serves as a subadvisor to the Fund. American Century is wholly owned by American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.

The portfolio manager who is primarily responsible for the day-to-day management of American Century’s allocated portion of the Fund’s portfolio is Rajesh Gandhi. Mr. Gandhi joined American Century in 2002, became a portfolio manager in 2008 and currently serves as Vice President and Senior Portfolio Manager.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing the allocated portion of the Fund portfolio, American Century will primarily invest in equity securities of companies located in at least three developed countries (excluding the United States). American Century looks for stocks of companies it believes will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, American Century uses a bottom-up approach to stock selection. This means that American Century makes its investment decisions based primarily on analysis of individual companies, rather than on broad economic forecasts.

Using a variety of analytical research tools, American Century tracks financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the allocated portion of the Fund’s portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the

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relative strength of a company’s business. These techniques help American Century buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet its criteria.

In addition to locating strong companies with earnings and revenue growth, American Century believes that it is important to diversify the allocated portion of the Fund’s holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, American Century also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

Under normal market conditions, American Century intends to keep the allocated portion of the Fund’s portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. However, the allocated portion of the Fund’s portfolio can purchase other types of securities as well, such as forward currency exchange contracts, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies.

Futures contracts, a type of derivative security, can help the allocated portion of the Fund’s cash assets remain liquid while performing more like stocks. The allocated portion of the Fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

In the event of exceptional market or economic conditions, the allocated portion of the Fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash or high quality, short term debt securities, denominated in U.S. dollars or another currency. To the extent it assumes a defensive position, the allocated portion of the Fund may not be pursuing the investment objective of that particular allocation.

In determining where a company is located, American Century will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.

The allocated portion of the Fund’s portfolio may engage in active and frequent trading of portfolio securities.

Arrowstreet Capital, Limited Partnership (“Arrowstreet”), located at 200 Clarendon Street, 30th Floor, Boston, Massachusetts 02116, serves as a subadvisor to the Fund. Arrowstreet is a discretionary institutional global asset manager that was founded in June 1999. Arrowstreet has been a registered investment adviser with the SEC under the U.S. Investment Advisers Act of 1940, as amended, since July 1999. Headquartered in Boston, Massachusetts, Arrowstreet is a private limited partnership that is wholly-owned by its senior management and non-executive directors.

The allocated portion of the Fund’s portfolio managed by Arrowstreet is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Arrowstreet’s allocated portion of the Fund’s portfolio are Drs. Peter Rathjens, Ph.D., John Capeci, Ph.D., Manolis Liodakis, Ph.D., and Tuomo Vuolteenaho, Ph.D. Drs. Rathjens and Capeci joined Arrowstreet in 1999. Dr. Vuolteenaho joined Arrowstreet in 2005. Prior to joining Arrowstreet, Dr. Vuolteenaho served as an Associate Professor of Economics at Harvard University. Dr. Liodakis joined Arrowstreet in 2012. Prior to joining Arrowstreet, Dr. Liodakis served as Managing Director, Global Equities Hybrid Strategies, at Citadel Asset Management.

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The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Arrowstreet utilizes a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long-term systematic biases toward any particular country, sector, style or market capitalization.

These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of: (1) direct effects–characteristics of the company itself; and (2) indirect effects–characteristics of other companies that are related by virtue of a common country affiliation and sector affiliation (called country/sector baskets); a common country affiliation; a common global sector affiliation; and other common linkages.

Over any time period, strategy performance relative to the benchmark is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the benchmark.

Lingohr & Partner North America, Inc., (“Lingohr”) located at 1390 E 23rd Avenue, Eugene, Oregon, 97403, serves as a subadvisor to the Fund. Lingohr is a wholly owned subsidiary of Lingohr & Partner Asset Management GmbH, an investment adviser registered in Germany.

The portfolio managers who are primarily responsible for the day-to-day management of Lingohr’s allocated portion of the Fund’s portfolio are Dagmar Rittstieg, Oliver Weiler, Dana Deusing, Frank Fiedler, Reinhard Niebuhr, Goran Vasiljevic and Nicole Dederding. Dagmar Rittstieg joined Lingohr & Partner Asset Management GmbH in 2004 and began managing Lingohr’s allocated portion of the Fund’s portfolio in 2012. Oliver Weiler joined Lingohr & Partner Asset Management GmbH in 2007 and began managing Lingohr’s allocated portion of the Fund’s portfolio in 2012. Dana Deusing joined Lingohr & Partner Asset Management GmbH in 2007 and began managing Lingohr’s allocated portion of the Fund’s portfolio in 2012. Frank Fiedler joined Lingohr & Partner Asset Management GmbH in 1993 and began managing Lingohr’s allocated portion of the Fund’s portfolio in 2012. Reinhard Niebuhr joined Lingohr & Partner Asset Management GmbH in 2011 and began managing Lingohr’s allocated portion of the Fund’s portfolio in 2012. Goran Vasiljevic joined Lingohr & Partner Asset Management GmbH in 2011 and began managing Lingohr’s allocated portion of the Fund’s portfolio in 2012. Nicole Dederding joined Lingohr & Partner Asset Management GmbH in 2009 and began managing Lingohr’s allocated portion of the Fund’s portfolio in 2013.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Lingohr’s systematic and repeatable investment process is divided into stock selection, portfolio construction, and buy/sell decisions.

Lingohr’s stock selection process combines proprietary quantitative tools with fundamental analysis to determine portfolio constituents. Lingohr utilizes multiple databases for market intelligence on listed companies worldwide. Stocks with market capitalizations of less than USD 750 million are excluded. Specifically, Lingohr developed proprietary, country-specific methods that aim to isolate key fundamental factors which drive the performance within each country. Such factors are combined into country-factor-models and typically exhibit fundamental value characteristics central to Lingohr’s philosophy. Utilizing

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these multi-factor models, Lingohr ranks all stocks from 1 to 100 (percentiles) within each country. Only stocks ranked in the first quintile are subjected to fundamental, bottom-up analysis by the portfolio management team to select the final portfolio constituents.

Lingohr’s portfolio construction process begins with equal-weighting all country modules within the portfolio. International portfolios presently contain 7 or more country modules. Within each module, stocks are also equally weighted.

Portfolios are generally rebalanced semi-annually, based on the portfolio’s inception date. All stocks ranked in the first quintile are retained. The remaining stocks are sold and replaced with stocks from the present first quintile. Country weights are rebalanced, as are stock weights within each country. In between rebalancings, stock rankings are updated on a weekly basis. If rankings fall below the median, stocks are typically sold and replaced with a stock from the first quintile.

Massachusetts Financial Services Company (“MFS”), located at 111 Huntington Avenue, Boston, Massachusetts 02199, serves as a subadvisor to the Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The portfolio managers who are primarily responsible for the day-to-day management of MFS’ allocated portion of the Fund’s portfolio are Barnaby Wiener and Benjamin Stone. Mr. Wiener, Investment Officer of MFS, has been employed in the investment area of MFS since 1998. Mr. Stone, Investment Officer of MFS, has been employed in the investment area of MFS since 2005.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, MFS focuses on investing the Fund’s assets in the stocks of companies that MFS believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to the companies’ earnings, dividends, assets, or other financial measures. MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease currency exposure.

MFS uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered by MFS.

SSgA Funds Management, Inc. (“SSgA FM”), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. SSgA FM is wholly owned by State Street Corporation (“State Street”), a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street.

SSgA FM’s allocated portion of the Fund’s portfolio is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management team is overseen by the SSgA Investment Committee. The portfolio managers who are primarily responsible for the day-to-day management of SSgA FM’s allocated portion of the Fund’s portfolio are Michael O. Martel, Charles McGinn and Tyhesha Harrington. Messrs. Martel and McGinn joined SSgA in 1998 and currently serve as Senior Portfolio Managers within SSgA’s Investment Solutions Group

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(“ISG”). Ms. Harrington joined SSgA FM in 2006 as a portfolio manager and currently serves as a Senior Portfolio Manager within ISG.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

SSgA FM is responsible for monitoring and investing cash balances of the Fund. SSgA FM will invest in derivative instruments, such as exchange-listed equity futures contracts (e.g., MSCI EAFE® Index), to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Mercer Emerging Markets Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings, in equity securities (such as dividend-paying securities, common stock and preferred stock) of companies that are located in emerging markets, other investments that are tied economically to emerging markets, as well as in American, European, and Global Depositary Receipts (“Depositary Receipts”). The Fund invests in large, medium and small capitalization companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. The Fund’s portfolio securities are denominated primarily in foreign currencies and are typically held outside the U.S. Stock index futures and various types of swaps may be used to implement the country selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, swaps and currency forwards to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Certain subadvisors may employ a systematic and quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index. In determining if a security is economically tied to an emerging market country the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. The Fund’s subadvisors may determine a security is economically tied to an emerging market country based on other factors, such as an issuer’s country of domicile, where the majority of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to emerging market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indices of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to an emerging market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is economically tied to an emerging market country as described above.

In addition, the Fund may invest its assets in equity securities of companies that are located in “frontier markets” countries and other investments that are tied economically to “frontier markets” countries. “Frontier markets” is often used to describe the markets of smaller, less accessible, but still investable,

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countries of the developing world. “Frontier market” countries include all countries represented by the MSCI Frontier Markets Index. The securities of frontier market companies tend to be considered small and/or micro-cap.

While there is no minimum number of countries that will be represented in the Fund’s portfolio, the Fund does intend to diversify its investments among countries and geographic regions within the world’s emerging markets. However, the Fund may invest a significant portion of its assets in one country or region, if, in the judgment of a subadvisor, economic and business conditions warrant such investments. To the extent that the Fund invests a significant portion of its assets in one country or region at any time, the Fund will face a greater risk of loss due to factors adversely affecting issuers located in that single country or region than if the Fund always maintained a greater degree of diversity among the countries and regions in which it invests.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

AQR Capital Management, LLC (“AQR”), located at Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as a subadvisor to the Fund. AQR is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR. AQR Holdings is a subsidiary of AQR Capital Management Group, L.P. (“AQR LP”) which has no activities other than holding the interests of AQR Holdings. Clifford Asness, Ph.D., M.B.A., may be deemed to control AQR indirectly through his significant ownership of AQR LP. The portfolio managers who are primarily responsible for the day-to-day management of AQR’s allocated portion of the Fund’s portfolio are Jacques A. Friedman, M.S., Oktay Kurbanov, M.B.A., and Lars N. Nielsen, M.Sc. Mr. Friedman is a Principal of AQR. Mr. Friedman joined AQR at its inception in 1998 and heads its Global Stock Selection team, overseeing research and portfolio management. Mr. Kurbanov is a Principal of AQR. Mr. Kurbanov joined AQR at its inception in 1998 and runs the portfolio management team within the Global Asset Allocation group. Mr. Nielsen is a Principal of AQR. Mr. Nielsen joined AQR in 2000, oversees research in the Global Stock Selection and Global Asset Allocation teams, and is a part of the portfolio management teams for several hedge funds and long-only portfolios.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

AQR’s portfolio normally will be managed by both overweighting and underweighting securities, countries and currencies relative to the MSCI Emerging Markets Index, using AQR’s proprietary quantitative return forecasting models and systematic risk-control methods. AQR’s investable universe is based on the securities, countries and currencies represented in the MSCI Emerging Markets Index, or securities that will be admitted to the index within 180 days of purchase. AQR may, from time to time, augment that universe with additional securities, countries or currencies that are deemed to have similar characteristics as those included in the MSCI Emerging Markets Index. The criteria used by AQR to make this determination include, but are not limited to, the following: gross domestic product per capita, OECD membership, currency regime, restrictions on investment, political risk, market liquidity, and other similar considerations.

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From this investment universe, AQR employs a disciplined approach emphasizing both top-down country/currency allocation and bottom-up security selection decisions that include selection of individual stocks within industries as well as explicit industry/sector selection. This approach is carried out through a systematic and quantitative investment process.

A quantitative investment process is a systematic method of evaluating securities and other assets by analyzing a variety of data through the use of models–or systematic processes – to generate an investment opinion. AQR’s models consider a wide range of indicators – from traditional valuation measures, momentum indicators, and price signals, and terms of trade information. These diverse sets of inputs, combined with AQR’s proprietary signal construction methodology, optimization process, and trading technology, are important elements in AQR’s investment process. AQR’s signals are motivated by fundamental economic insights and AQR believes a systematic implementation of those ideas leads to a better long-term investment process.

AQR uses a set of value, momentum, carry and other economic factors to generate an investment portfolio based on AQR’s global asset allocation models and security selection procedures.

AQR believes that a better risk-adjusted return may be achievable by applying both value and momentum strategies simultaneously.

●	Value strategies favor securities that appear cheap based on fundamental measures, often as a result of distress or lack of favor. Examples of value strategies include using price-to-earnings and price-to-book ratios for choosing individual equities and countries.
●	Momentum strategies favor securities with strong short-term performance. Examples of momentum strategies include simple price momentum for choosing individual equities and countries, and foreign exchange rate momentum for selecting currencies.
●	In addition to these two main investment signals, AQR may use a number of additional quantitative signals based on AQR’s proprietary research. Examples of such signals are evaluating the robustness of financial statements or the soundness of balance sheets for individual companies, or evaluating the economic health of trade partners for making investment decisions for aggregate equity markets or currencies.

AQR views the selection of individual securities, countries and currencies as three independent decisions. AQR may utilize Depositary Receipts, options, warrants, country index futures, equity swaps, index swaps, foreign currency forwards, and other types of derivative instruments to implement its investment program. These instruments allow AQR to separate security, country, and currency investment decisions, and more efficiently manage their corresponding risks. AQR intends to use some or all of these instruments at all times in order to implement its investment strategy. Additionally, AQR may, from time to time, take short positions in index or currency futures to express a negative view with respect to a particular equity market or currency.

AQR uses stock index futures and various types of swaps to implement the country selection component of its investment strategy. Using derivative instruments in a portfolio has many benefits, including the ability to isolate various sources of risk (i.e., stock, country and currency risks), thus improving the efficiency of both risk management and performance attribution. Equity index derivatives permit AQR to implement country and stock-selection decisions independently. For example, in order to express a negative view on an equity market without utilizing futures, AQR would be required to sell securities of issuers domiciled in that country. Selling securities to express negative views on equity markets may limit the benefit of stock selection to the portfolio, by reducing the impact of AQR’s ability to differentiate between individual stocks. Utilizing futures, AQR is able to express a negative view on a country without limiting the benefits of AQR’s stock selection to the portfolio. Similarly, AQR may purchase equity index futures or swaps to express a positive view about a specific equity market.

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Currency forwards permit AQR to make stock-selection and country allocation decisions independent of AQR’s views on the underlying currency. In other words, AQR utilizes these instruments to manage currency risk separate from stock-selection and country allocation risk. Effectively, currency forwards allow AQR to actively manage, and account for, the impact of currency markets on an emerging markets strategy. For example, AQR may express a negative view on a specific currency by selling currency forwards on that currency; similarly, AQR may express a positive view on a currency by purchasing that currency in the forward market. Expressing currency views via forward contracts enhances the flexibility of the investment process. AQR may express views on currencies without trading individual securities. Moreover, AQR may express opposing views on the equity market in a specific country, in relation to the currency of that country through the use of equity index futures and swaps (neither of which are exposed to currency risk).

AQR also uses derivative instruments to enter into both “long” and “short” positions in country exposures and currencies. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying investment. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying investment. Short positions in any currency generally will not exceed -15% of the net assets of AQR’s allocated portion of the Fund’s portfolio. For example, if 5% of the net assets are invested in Indian stocks held long, generally the collective short positions in Indian rupees would be 20% or less of the net assets. Foreign currency denominated stock positions and the notional value of foreign currency spot and forward positions are included in determining aggregate long and short currency positions.

Short positions in the equity of issuers in a particular country generally will not exceed -10% of the net assets of AQR’s allocated portion of the Fund’s portfolio. In other words, the total value of stock positions held long in a country, plus the notional value of equity derivatives providing long exposure to issuers in that country, minus the notional value of equity derivatives providing short exposure to issuers in that country must be greater than -10% of the net assets. For example, if 5% of the net assets are invested in Brazilian equities, generally the largest short position in Brazilian equity futures would be 15% of the net assets.

Derivative instruments are also used to equitize cash held in the portfolio. Generally, AQR will invest 80% to 90% of its allocated portion of the Fund’s assets in equities. In order to gain full market exposure (100% invested), AQR will invest in derivative instruments (equity index futures and/or swaps and currency forwards) on the balance of such assets. This technique, known as cash equitization, allows AQR to hold some cash in order to increase the flexibility of its investment decisions. The net economic exposure of AQR’s allocated portion of the Fund’s portfolio to the equity markets (i.e. the total value of equity positions plus the net notional value of equity and currency derivatives) will generally equal at least 98% of the net assets of AQR’s allocated portion of the Fund’s assets.

AQR believes that the management of transaction costs should be considered when determining whether an investment is attractive. Transaction costs include commissions, bid-ask spreads, market impact and time delays (time between decision and implementation when a market may move for or against you). AQR considers transaction costs both in its forecasting model and optimization process to seek to ensure that trades for the investment program will remain attractive after transaction costs are reflected.

Investec Asset Management Limited (“Investec”), located at Woolgate Exchange, 25 Basinghall Street, London, UK, EC2V 5HA, serves as a subadvisor to the Fund. Investec is regulated by the U.K. Financial Conduct Authority and the SEC. Investec is a subsidiary of the Investec Group.

The portfolio manager who is primarily responsible for the day-to-day management of Investec’s allocated portion of the Fund’s portfolio is Archie Hart. Mr. Hart joined Investec in 2008 and is lead Portfolio Manager for the Emerging Markets Equity strategy. He also provides research support on the consumers sector in the 4Factor Global Equity team.

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The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Investec seeks to achieve long-term capital growth primarily through investment in equities issued by companies listed or with significant operations in countries comprising the MSCI Emerging Markets Index. Investec believes stock prices are influenced by behavioral biases, and that an active management process specifically targeted at exploiting these behavioral errors will ultimately reward the long-term investor. Investec’s investment approach aims to exploit these errors through investment in a focused portfolio of primarily emerging markets equities. Investec screens these companies and ranks them using four key factors which Investec believes are key to long-term out-performance. Investec believes in active management and that share prices are driven by four factors over time: Strategy, Valuation, Earnings and Technicals. Investec looks for high quality, attractively valued companies which have improving operating performance and are receiving increasing investor attention. Investec finds investment opportunities using a rigorous, disciplined process and performs research on them within a dedicated global equity team. The four factors allow Investec to combine what it believes to be the best of traditional and behavioral finance theory. From traditional finance theory, Investec looks for effective company strategy and stocks trading at a discount to fair value. Dynamics and Technicals rely more on behavioral finance and by using these factors Investec believes it can counter systematic biases while exploiting those of others.

Using this investment process, research is conducted to further narrow the list of possible investments. This research includes (i) an analysis of balance sheet and cash flows, (ii) in-depth discussions with financial analysts, and (iii) an analysis of the company’s products and the marketplace in which it competes.

Kleinwort Benson Investors International Ltd. (“KBI”), located at Joshua Dawson House, Dawson Street, Dublin 2 is an institutional asset manager that is headquartered in Dublin. It is a majority owned subsidiary of Kleinwort Benson Investors Dublin Ltd., which was formed in 1980; as such, the firm has been managing assets for institutional clients for over 30 years. The firm became a member of the Kleinwort Benson Group in October 2010.

The portfolio managers who are primarily responsible for the day-to-day management of KBI’s allocated portion of the Fund’s portfolio are Gareth Maher, David Hogarty, Ian Madden and James Collery. Mr. Maher joined KBI as Senior Portfolio Manager in 2000. Mr. Hogarty joined the firm in 1994. Mr. Madden joined KBI as as a Portfolio Assistant in November 2000. Mr. Collery joined the firm in January 2001 as a Performance & Risk Analyst.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

KBI believes that there is a source of alpha in high dividend companies that is broadly ignored by most investors. As such, KBI intends to invest in companies that pay above average dividends relative to their regional sub sector average. KBI’s process is systematic and rules based. KBI believes that while the whole is greater than the sum of the parts, their decision making process is best described in three steps.

First, KBI’s process creates a diversified high dividend universe. KBI calculates a bespoke yield hurdle for each of the regional industry sub-sectors in the MSCI Emerging Markets Index. Every stock that exceeds this hurdle is selected for its universe and has the potential to be part of KBI’s allocated portion

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of the Fund’s portfolio. This creates an opportunity set of stocks with above average dividend yields relative to their regional industry peers.

Next, KBI looks for stocks with payout sustainability, consistency and growth. Depending on the prevailing investment environment, the investment team decides on which factors are the most relevant to capture this. Normally it is a combination of free cash flow and dividend cover measures as well as dividend growth and payout measures. The objective is to find companies with the financial strength to maintain and/or grow their payout commitments.

Finally, the remaining stocks are reviewed by the portfolio management team in the context of KBI’s overall portfolio objectives and are then put through a proprietary Barra based optimization process to produce the final portfolio of stocks which will be held. KBI normally limit the amount of holdings in its portfolio to approximately 130 stocks.

SSgA Funds Management, Inc. (“SSgA FM”), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. SSgA FM is wholly owned by State Street Corporation (“State Street”), a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street.

SSgA FM’s allocated portion of the Fund’s portfolio is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management team is overseen by the SSgA Investment Committee. The portfolio managers who are primarily responsible for the day-to-day management of SSgA FM’s allocated portion of the Fund’s portfolio are Michael O. Martel, Charles McGinn and Tyhesha Harrington. Messrs. Martel and McGinn joined SSgA in 1998 and currently serve as Senior Portfolio Managers within SSgA’s Investment Solutions Group (“ISG”). Ms. Harrington joined SSgA FM in 2006 as a portfolio manager and currently serves as a Senior Portfolio Manager within ISG.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

SSgA FM is responsible for monitoring and investing cash balances of the Fund. SSgA FM will invest in derivative instruments, such as exchange-listed equity futures contracts (e.g., MSCI Emerging Markets Index), to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Vontobel Asset Management, Inc. (“Vontobel”) serves as an investment subadvisor to the Fund. Vontobel has discretionary trading authority over a portion of the Fund’s assets, subject to continuing oversight and supervision by the Advisor and the Fund’s Board of Trustees. Vontobel is located at 1540 Broadway, New York, NY 10036. Vontobel is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. Vontobel has provided investment advisory services to mutual fund clients since 1990.

The portfolio manager who is primarily responsible for the day-to-day management of Vontobel’s allocated portion of the Fund’s portfolio is Rajiv Jain. Mr. Jain joined Vontobel in 1994 as an equity analyst and associate manager of its international and emerging markets equity portfolios.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

In keeping with the Fund’s investment objective and strategy, Vontobel believes that the best way to achieve capital appreciation and outperform the market over time is by investing, at attractive prices, in well-managed businesses with consistent operating histories and financial performance that have favorable long-term economic prospects; and in most cases, generate free cash flow. Vontobel believes that growth must be value enhancing for investors, meaning that long-term returns on invested capital exceeds its cost. Growth is therefore always a component in Vontobel’s calculation of value. Lastly, Vontobel believes that price and value ultimately will converge.

Vontobel employs a bottom-up stock and business analyses, to identify high-quality companies. Typically, these companies tend to be well-managed companies with the following attributes:

●	Consistent operating histories and financial performance;
●	Favorable long-term economic prospects; and
●	Competent management that can be counted on to use cash flow wisely and channel the reward from the business to its shareholders

Mercer Global Low Volatility Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. and foreign issuers. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash, or cash equivalents. The Fund reasonably anticipates that under normal circumstances it typically will invest in approximately 25 countries and that approximately 40%-60% of its assets will be invested in equity securities of foreign issuers. In addition, the Fund may invest up to 15% of its net assets in cash, cash equivalents or cash-like investments. The Fund invests in large, medium and small capitalization companies. The Fund will seek to achieve its investment objective by matching the return of its benchmark, the MSCI World Index, over 5-7 years, with between 25-30% lower price volatility than the benchmark for the period, by investing in securities of issuers with certain volatility characteristics. Such volatility characteristics may include, but are not limited to, high return on equity, low debt to equity ratios, and high earnings growth stability.

Stock index futures and various types of swaps may be used to implement the equity security selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Certain subadvisors may employ a systematic and quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

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Acadian Asset Management LLC (“Acadian”), located at 260 Franklin Street, Boston, MA 02110, serves as an investment subadvisor to the Fund. Acadian has discretionary trading authority over a portion of the Fund’s assets, subject to continuing oversight and supervision by the Advisor and the Fund’s Board of Trustees. Acadian is a subsidiary of Old Mutual Asset Managers (US) LLC (OMAM), which is an indirectly wholly-owned subsidiary of Old Mutual plc, a London-based financial services firm.

The portfolio managers who are primarily responsible for the day-to-day management of Acadian’s allocated portion of the Fund’s portfolio are Brendan Bradley, Ph.D., Ryan Taliaferro, Ph.D., Ryan Stever, Ph.D., and Mark Birmingham, CFA. Mr. Bradley is a Senior Vice President and Director, Portfolio Management at Acadian. Mr. Bradley joined Acadian in September 2004 as a senior member of the Research and Portfolio Management Team. In 2010, Mr. Bradley was appointed Director of Managed Volatility Strategies and in 2013, became Director of Portfolio Management overseeing portfolio management policies. Mr. Taliaferro is a Senior Vice President and serves as a Portfolio Manager. Mr. Taliaferro joined Acadian in May 2011 as a consultant and began full time in July 2011. He currently serves as lead portfolio manager for Managed Volatility Strategies. Prior to Acadian, he was a faculty member in the Finance Unit at Harvard Business School, where he taught corporate finance and asset pricing from 2006-2011. Mr. Stever is a Senior Vice President and serves as a Portfolio Manager at Acadian. Mr. Stever joined Acadian in December 2007 as a senior member of the Research Team. Mr. Birmingham is a Vice President and Associate Portfolio Manager for Acadian’s Managed Volatility strategies. Before joining Acadian in October 2013, he was a vice president and quantitative analyst within the Quantitative Investment Group at Wellington Management Co. (“Wellington”). Mr. Birmingham also served as Director, U.S. Equity Sales and Trading at Nomura Securities International, Inc. prior to his work at Wellington.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its portion of the Fund’s portfolio, Acadian normally will invest in low-risk common stocks of global issuers listed or traded on equity markets in regulated markets worldwide. Acadian will choose individual stocks to achieve its risk-reduction objective and will include both large and small capitalization issuers. Also permitted are investments in rights issues by a company which allow holders to subscribe for additional securities issued by that company and preferred stocks, if issued by companies whose common stocks are listed or traded on regulated markets, in depository receipts and in the units or shares of certain open-ended collective investment schemes investing in the foregoing, including but not limited to exchange-traded funds.

Acadian may employ investment techniques and financial derivative instruments for efficient portfolio management and/or investment purposes. Futures and forward contracts may be used to hedge against market risks, to gain exposure to markets, or to hedge or gain exposure to one or more currencies.

First Eagle Investment Management, LLC (“First Eagle”) serves as an investment subadvisor to the Fund. First Eagle has discretionary trading authority over a portion of the Fund’s assets, subject to continuing oversight and supervision by the Advisor and the Fund’s Board of Trustees. First Eagle is located at 1345 Avenue of the Americas, New York, NY 10105. First Eagle is a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”). Based in New York City since 1937, ASB Holdings is the successor firm to two German banking houses – Gebr. Arnhold, founded in Dresden in 1864, and S. Bleichroeder, founded in Berlin in 1803.

The portfolio managers who are primarily responsible for the day-to-day management of First Eagle’s allocated portion of the Fund’s portfolio are Matt McLennan, Abhay Deshpande and Kimball Brooker, Jr. Mr. McLennan is Head of the First Eagle Global Value Team and manages the portfolio. Mr. McLennan

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joined First Eagle in September 2008. Mr. Deshpande also manages the portfolio. Mr. Deshpande joined First Eagle in 2000 and served as a senior member of the First Eagle Global Value analyst team and portfolio manager for a number of accounts for First Eagle before assuming his current management responsibilities in September 2007. Mr. Brooker also manages the portfolio with Messrs. McLennan and Deshpande. Mr. Brooker joined First Eagle in January 2009 and is also a member of the First Eagle Global Value analyst team.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its portion of the Fund’s portfolio, First Eagle will normally invest its assets primarily in common stocks (and securities convertible into common stocks) of U.S. and foreign companies.

Investment decisions for First Eagle’s portion of the Fund’s portfolio are made without regard to the capitalization (size) of the companies in which First Eagle invests. First Eagle may invest its portion of the Fund’s portfolio in any size company, including large, medium and smaller companies. First Eagle may also invest in fixed-income instruments, short-term debt instruments, securities representing gold and other precious metals, and futures contracts related to precious metals. Under normal circumstances, First Eagle anticipates it will allocate a substantial amount of its total assets to foreign investments.

The investment philosophy and strategy of First Eagle can be broadly characterized as a “value” approach, as it seeks a “margin of safety” in each investment purchase with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that First Eagle view as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on First Eagle’s judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets.

MFG Asset Management (“MFG”), Magellan Asset Management Limited doing business as MFG, located at Level 7, 1 Castlereagh Street, Sydney NSW 2000, Australia, serves as an investment subadvisor to the Fund. MFG has discretionary trading authority over a portion of the Fund’s assets, subject to continuing oversight and supervision by the Advisor and the Fund’s Board of Trustees. MFG is a wholly owned subsidiary of Magellan Financial Group Limited (“MFG Financial”), a company listed on the Australian Securities Exchange. MFG Financial was organized in 2006 and is located in Sydney, Australia. In addition to providing portfolio management services to the Fund, MFG serves as investment adviser to individual and institutional clients.

The portfolio manager who is primarily responsible for the day-to-day management of MFG’s allocated portion of the Fund’s portfolio is Hamish Douglass. Mr. Douglass makes the final buy and sell decisions for MFG’s portfolio. Mr. Douglass co-founded MFG in July 2006 and serves as Chief Executive Officer and Managing Director of MFG Financial.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its portion of the Fund’s portfolio, MFG seeks to identify high quality U.S. and foreign companies at attractive prices while integrating an in depth macroeconomic understanding in order to manage risk. MFG’s portfolio will normally hold a concentrated number (generally 20 to 40) of

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companies, selected on a value basis and typically with a market capitalization in excess of U.S. $10 billion at the time of purchase.

Buy candidates are those companies that have sustainable competitive advantages which MFG believes will translate into returns on capital materially in excess of their cost of capital for a sustained period of time. These companies will usually have some or all of the following characteristics: a wide economic “moat” (protection around an economic franchise); high reinvestment potential; low business risk; and low agency risk (risk surrounding the deployment of cash flows).

MFG’s primary starting point for portfolio construction is to undertake extensive research in order to identify companies that meet the above criteria. MFG will overlay its detailed macroeconomic analysis to ensure its portfolio is not overly exposed to “portfolio aggregation risk” (over correlation to a single company, industry or macroeconomic risks) or “macroeconomic event risk” (a major macroeconomic event that could significantly and adversely impact the value of the portfolio’s investments).

MFG will purchase a company when the valuation is attractive, using both discounted cash flow valuations and forecasts of three year total shareholder return. MFG will buy companies that have both low and higher price to earnings and price to book multiples provided that the company has some or all of favorable attributes described above and its shares are trading at an appropriate discount to MFG’s assessment of intrinsic value.

From time to time MFG may make significant changes to its portfolio if it believes that macroeconomic events could lead to a significant and sustained loss in value for shareholders. Such events could include a financial crisis, a sustained oil price shock, a global pandemic or a major global conflict.

Companies are sold due to unfavorable changes in valuation, underlying fundamentals or management; if there are more attractive opportunities available; if the company has not performed to expectations; or if MFG believes it is prudent to sell a position for risk management purposes.

SSgA Funds Management, Inc. (“SSgA FM”), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. SSgA FM is wholly owned by State Street Corporation (“State Street”), a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street.

SSgA FM’s allocated portion of the Fund’s portfolio is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management team is overseen by the SSgA Investment Committee. The portfolio managers who are primarily responsible for the day-to-day management of SSgA FM’s allocated portion of the Fund’s portfolio are Michael O. Martel, Charles McGinn and Tyhesha Harrington. Messrs. Martel and McGinn joined SSgA in 1998 and currently serve as Senior Portfolio Managers within SSgA’s Investment Solutions Group (“ISG”). Ms. Harrington joined SSgA FM in 2006 as a portfolio manager and currently serves as a Senior Portfolio Manager within ISG.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

SSgA FM is responsible for monitoring and investing cash balances of the Fund. SSgA FM will invest in derivative instruments, such as exchange-listed equity futures contracts (e.g., Canada S&P/TSX Composite, MSCI EAFE® Index and S&P 500® Index), to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

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Fixed Income Funds:

Mercer Core Fixed Income Fund

Investment Objective

The investment objective of the Fund is to provide total return, consisting of both current income and capital appreciation.

Principal Investment Strategies of the Fund

In seeking to achieve the Fund’s investment objective of total return, the Fund invests in fixed income securities of U.S. and non-U.S. issuers. The Fund invests primarily in U.S. dollar-denominated, investment grade bonds, including government securities, corporate bonds, and securitized bonds such as mortgage- and asset-backed securities, among others. The Fund also may invest a significant portion of its assets in any combination of non-investment grade bonds (sometimes called high yield or junk bonds), non-U.S. dollar denominated bonds, bonds issued by issuers in emerging capital markets, and certain derivative instruments. The Fund may invest in derivative instruments, such as options, futures, and swap agreements. The Fund may engage in transactions in derivatives for a variety of purposes, including changing the investment characteristics of its portfolio, enhancing total returns, or as a substitute for taking a position in the underlying asset. The Fund’s target duration is that of the Barclays U.S. Aggregate Bond Index. As of June 30, 2014, the duration of the Index was approximately 5.6 years. Depending on market conditions, the subadvisors of the Fund may manage their allocated portions of the Fund’s assets to maintain a duration within 20% of the Fund’s target duration. Duration measures a fixed income security’s price sensitivity to interest rates (inverse relationship) by indicating the approximate change in a fixed income security’s price if interest rates move up or down in 1% increments. For example, if interest rates go up by 1%, the price change (due to interest rate movement) of a fund that has a duration of 5 years is expected to decline by 5%.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities. If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

Dodge & Cox, located at 555 California Street, 40th Floor, San Francisco, California 94104, serves as a subadvisor to the Fund. Dodge & Cox is 100% employee-owned.

Dodge & Cox’s allocated portion of the Fund’s portfolio is managed on a team basis. Dodge & Cox’s Fixed Income Investment Policy Committee is responsible for the day-to-day management of Dodge & Cox’s allocated portion of the Fund’s portfolio.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Dodge & Cox invests in a diversified portfolio of debt securities. The proportion of assets held in various debt securities will be revised as appropriate in light of Dodge & Cox’s appraisal of the economy, the relative yields of securities in the various market

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sectors, the investment prospects for issuers, and other factors. In making investment decisions, Dodge & Cox will take many factors into consideration, including yield-to-maturity, quality, liquidity, call risk, current yield, and capital appreciation potential.

Dodge & Cox attempts to achieve the Fund’s investment objective through fundamental research (i.e., seeking a security or group of securities which Dodge & Cox believes to be undervalued) and by making gradual adjustments in the average maturity of Dodge & Cox’s allocated portion of the Fund’s portfolio. The average maturity of Dodge & Cox’s allocated portion of the Fund’s portfolio at any given time depends, in part, on Dodge & Cox’s assessment of economic and market conditions and the relative yields of securities in the marketplace and Dodge & Cox’s expectation regarding the future level of inflation and interest rates. Dodge & Cox normally invests in an array of securities with short, intermediate, and long maturities in varying proportions.

Although there is no restriction on the number of changes in Dodge & Cox’s allocated portion of the Fund’s security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes.

Income Research & Management (“IR+M”), located at 100 Federal Street, 30th Floor, Boston, Massachusetts 02110, serves as a subadvisor to the Fund. IR+M is a Massachusetts business trust founded in 1987 and has been 100% privately owned since its inception in 1987 and remains so today.

A team of investment professionals manages the portion of the Fund’s assets allocated to IR+M. The team consists of Jack Sommers, CFA, Managing Principal, Co-Founder, Senior Portfolio Manager and Chief Investment Officer; Bill O’Malley, CFA, Managing Principal, Senior Portfolio Manager and Director of Investment Team and Ed Ingalls, CFA, Principal, Senior Portfolio Manager and Director of Credit Research. This team is ultimately responsible for the day-to-day management and strategic direction of the assets of the Fund allocated to IR+M. As a Co-Founder, Mr. Sommers started with the firm at its inception in March of 1987. Mr. O’Malley joined IR+M in September 1994 and Mr. Ingalls started in February of 2000. Mr. Sommers, Mr. O’Malley and Mr. Ingalls have all been in their current roles since joining IR+M.

The SAI provides additional information about each portfolio managers’ compensation, other accounts managed by each of the portfolio managers, and each portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

IR+M’s investment philosophy is consistent across all of our broad market strategies and is based on the belief that careful security selection and active portfolio risk management provide superior returns over the long-term. Portfolios are constructed around client objectives, using a disciplined, bottom-up investment approach to select attractive securities from the U.S. fixed income universe. This philosophy has remained consistent since the inception of the firm.

Prudential Investment Management, Inc. (“Prudential”), located at Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102, serves as a subadvisor to the Fund. Prudential is an indirect, wholly-owned subsidiary of Prudential Financial, Inc., a publicly held company. Prudential is an SEC-registered investment adviser organized as a New Jersey corporation. Prudential Fixed Income is the primary public fixed income asset management unit within Prudential responsible for subadvising the Fund.

The portfolio managers who are primarily responsible for the day-to-day management of Prudential’s allocated portion of the Fund’s portfolio are Richard Piccirillo and Gregory Peters. Mr. Piccirillo joined Prudential Financial, Inc. in 1993. Richard Piccirillo is a Principal and Senior Portfolio Manager for Prudential Fixed Income’s Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies.  He is also a member of the Global Rates and Securitized Products Team focusing on CMBS.  Mr. Piccirillo has specialized in mortgage-and asset- backed securities since joining

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Prudential Financial, Inc. in 1993. Gregory Peters is a Managing Director and Senior Investment Officer of Prudential Fixed Income. He is also senior portfolio manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Prior to joining Prudential Fixed Income in February 2014, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley and responsible for the firm's macro research and asset allocation strategy. In addition, he was Morgan Stanley's Global Director of Fixed Income & Economic Research and served on the Firm Risk, Investment, Asset Allocation, Global Credit, and Global Fixed Income Operating Committees.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Prudential Fixed Income utilizes a research-based and relative-value oriented approach. The security selection process varies by sector within the fixed income market. In the U.S. government and mortgage-backed securities markets, buy decisions are primarily based on proprietary quantitative models and analytical tools. In the investment grade corporate bond and structured product sectors, dedicated teams of analysts conduct in-depth fundamental research and relative value analysis on all industries and issuers considered for purchase or sale.

Prudential Fixed Income considers the entire U.S. treasury and agency markets in seeking to identify attractive U.S. government and agency securities for its core fixed income portfolios. Portfolio managers use desktop-based quantitative analytics to screen for attractive opportunities. Buy decisions in this sector are made primarily based on the results of these quantitative analytics, which Prudential Fixed Income uses to help it determine attractively valued securities as well as securities that may improve the risk profile of the portfolio. The sector manager may overlay seasoned judgment to some of the model output. Many of these instances arise from the analysis of technical supply factors or economic news.

To select mortgage-backed securities, Prudential Fixed Income uses two primary models, an option adjusted spread model and a proprietary prepayment model. Option-adjusted spread (“OAS”) is the spread over a benchmark or reference curve such as Treasuries or swaps, for example, that accounts for the cost of the embedded options in a security. The OAS model helps Prudential Fixed Income identify what it considers to be the fair value of mortgage-backed securities. Prudential Fixed Income then supplements its use of the OAS model with an implied prepayment model, which is a market-based gauge of expected prepayment behavior. This proprietary prepayment model analyzes the potential prepayment behavior of the universe of mortgage securities under a range of possible interest rate and economic environments in order to identify each security’s fundamental value. Prudential Fixed Income then uses regression analysis, a statistical process for estimating the relationships among variables, to compare model output. The results help determine key risk and return drivers, as well as identify trading opportunities and provide a relative value framework for determining securities Prudential Fixed Income believes to be over- and undervalued.

Prudential Fixed Income’s Credit Research Group performs fundamental credit analysis on all corporate securities considered for purchase. Analysts are organized by industry/subsector and work side-by-side with sector management specialists, who cover the same universe of securities from a trading standpoint. Prudential Fixed Income complements its internal credit research with a proprietary “Corporate Bond Relative Value Matrix” to help evaluate the attractiveness and valuation levels of each industry – and each issuer within that industry – relative to all others. Prudential Fixed Income believes that this approach – beginning with intensive fundamental credit research but then overlaying that with a disciplined system that incorporates both quantitative and qualitative factors to produce rankings for each issuer and industry by relative value – adds value over a fundamental-research-only approach.

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Structured product securities purchased for Prudential Fixed Income’s allocated portion of the Fund’s portfolio tend to be focused in the following subsectors: 1) commercial mortgage-backed securities, 2) collateralized-loan obligations (CLOs), 3) non-agency mortgage-backed securities, 4) credit cards, and 5) auto loans and leases. These subsectors dominate issuance in the asset-backed securities market and thus Prudential Fixed Income believes tend to offer the most liquidity and relative value trading opportunities. Analysts maintain ongoing views on overall valuations of each subsector, as well as perform in-depth credit analysis and structural and servicer review on individual issuers in the subsectors in which they specialize.

Mercer Opportunistic Fixed Income Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities. In seeking to achieve the Fund’s investment objective of total return, the Fund invests primarily in fixed income securities of U.S. and non-U.S. issuers, including those in emerging and frontier markets. The Fund invests in various strategic and tactical global bond market opportunities without limitations in geography (developed and emerging markets), issuer type (government/public sector and corporate/private sector), quality (investment grade, below investment grade or unrated), and currency denomination (U.S. Dollar and foreign currencies). Fixed income securities in which the Fund will invest include all varieties of fixed-rate and floating-rate securities (including but not limited to those issued by central and local governments, government agency and affiliated institutions, corporate bonds, mortgage- and other asset-backed securities, and convertible securities). The Fund may invest in bank loans and loan participations and senior and subordinated debt securities. The Fund may invest a significant portion of its assets in any combination of non-investment grade bonds (sometimes called “high yield” or “junk bonds”), bonds issued by issuers in emerging capital markets, and certain derivative instruments. A lesser portion of the Fund’s assets may be invested in securities in default or otherwise illiquid instruments. The Fund may invest in derivatives such as futures (including, among others, currency futures and interest rate futures), swaps (currency, interest rate, credit default, and total return), forwards, options (including, among others, exchange-traded and over-the-counter currency options), and credit-linked notes. The Fund may engage in transactions in derivatives for a variety of purposes, including hedging, efficient portfolio management, changing the investment characteristics of its portfolio, enhancing total returns, or as a substitute for taking a position in the underlying asset.

Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The Fund is non-diversified under the 1940 Act, and may invest a larger percentage of its assets in fewer issuers than diversified funds.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

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Franklin Advisers, Inc. (“Franklin”), located at One Franklin Parkway, San Mateo, California 94403, serves as an investment subadvisor to the Fund. Franklin is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange.

The portfolio managers who are primarily responsible for the day-to-day management of Franklin’s allocated portion of the Fund’s portfolio are Eric Takaha, CFA, Patricia O’Connor and Glenn Voyles. Mr. Takaha is a senior vice president and portfolio manager at Franklin. He is the director of the Corporate and High Yield group and a member of the firm’s Fixed Income Policy Committee. Mr. Takaha joined the firm in 1989. Ms. O’Connor is a vice president, portfolio manager and high-yield bond research analyst for Franklin. She joined Franklin in 1997. Mr. Voyles is a vice president, high-yield analyst, and portfolio manager for Franklin. He joined Franklin in 1993.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its portion of the Fund’s portfolio, Franklin is a research driven, fundamental investor that relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate issuers. As a “bottom-up” investor, Franklin focuses primarily on individual securities. Franklin also considers sectors when choosing investments. In selecting securities, Franklin does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis to evaluate the creditworthiness of the issuer. Franklin considers a variety of factors, including the issuer’s experience and managerial strength, its sensitivity to economic conditions, and its current financial condition.

Investec Asset Management Limited (“Investec”), located at Woolgate Exchange, 25 Basinghall Street, London, UK, EC2V 5HA, serves as a subadvisor to the Fund. Investec is regulated by the U.K. Financial Conduct Authority and the SEC. Investec is part of the Investec Group.

The portfolio managers who are primarily responsible for the day-to-day management of Investec’s allocated portion of the Fund’s portfolio are Peter Eerdmans and Werner Gey van Pittius. Mr. Eerdmans is a portfolio manager and Co-Head of Emerging Markets Fixed Income team of Investec since 2005. Mr. Gey van Pittius, is a portfolio manager and Co-Head of Emerging Markets Fixed Income team of Investec since 2003.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Investec seeks to invest in public sector, sovereign and corporate bonds issued by emerging market borrowers (and denominated in local emerging market currencies) or those borrowers that derive a predominant part of their economic activity from emerging market countries. Investec will primarily invest in what the Managing Member and/or Investment Manager believes to be strategic investment opportunities in a portfolio of investment grade debt, non-investment grade debt and debt which is not rated either issued by companies which have their registered office in emerging markets and/or which are issued or guaranteed by governments, government agencies or supranational bodies of those countries. In addition, the Fund may use derivatives (including but not limited to futures, currency forwards, interest rate swaps and futures, total return swaps, currency swaps and credit default swaps) and forward transactions for investment, hedging purposes and/or

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efficient portfolio management. Investec may take short positions to reduce duration and hedge currency risk.

Risks of the Funds

All investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic, and political conditions and other factors. These risks could adversely affect the net asset value (“NAV”) and total return of a Fund, the value of a Fund’s investments, and your investment in a Fund. The table below, and the discussion that follows, identifies and describes the types of principal and non-principal risks of investing in each Fund. The risk descriptions appear in alphabetical order, not in order of importance or likelihood of occurrence.

Fund Name	Principal Risks	Non-Principal Risks
Mercer US Large Cap Growth Equity Fund	• Custody Risk • Derivatives Risk • Equity Securities Risk • Growth Stock Risk • Issuer Risk • Large Capitalization Stock Risk • Management Techniques Risk • Market Risk • Portfolio Turnover Risk	• Convertible Securities Risk • Counterparty Risk • Foreign Investments Risk • Securities Lending Risk

Mercer US Large Cap Value Equity Fund	• Custody Risk • Derivatives Risk • Equity Securities Risk • Issuer Risk • Large Capitalization Stock Risk • Management Techniques Risk • Market Risk • Portfolio Turnover Risk • Value Stock Risk	• Convertible Securities Risk • Counterparty Risk • Foreign Investments Risk • Securities Lending Risk

Mercer US Small/Mid Cap Growth Equity Fund

•    Custody Risk
•    Derivatives Risk
•    Equity Securities Risk
•    Issuer Risk
•    Growth Stock Risk
•    Management Techniques Risk
•    Market Risk
•    Portfolio Turnover Risk

•    Small and Medium Capitalization Stock Risk

• Convertible Securities Risk • Counterparty Risk • Foreign Investments Risk • Securities Lending Risk

Mercer US Small/Mid Cap Value Equity Fund

•    Custody Risk
•    Derivatives Risk
•    Equity Securities Risk
•    Issuer Risk
•    Management Techniques Risk
•    Market Risk
•    Portfolio Turnover Risk

•    Small and Medium Capitalization Stock Risk

•    Value Stock Risk

• Convertible Securities Risk • Counterparty Risk • Foreign Investments Risk • Securities Lending Risk

Mercer Non-US Core Equity Fund	• Crowding/Convergence Risk	• Convertible Securities Risk

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Fund Name	Principal Risks	Non-Principal Risks

•    Currency Exchange Rate Risk
•    Custody Risk
•    Derivatives Risk
•    Emerging Markets Investments Risk
•    Equity Securities Risk
•    Foreign Investments Risk
•    Large Capitalization Stock Risk
•    Involuntary Disclosure Risk
•    Issuer Risk
•    Liquidity Risk
•    Management Techniques Risk
•    Market Risk
•    Model and Data Risk
•    Obsolescence Risk
•    Political and Economic Risk
•    Portfolio Turnover Risk
•    Programming and Modeling Error Risk
•    Small and Medium Capitalization Stock Risk

• Counterparty Risk • Securities Lending Risk • Value Stock Risk

Mercer Emerging Markets Equity Fund	• Crowding/Convergence Risk
•    Currency Exchange Rate Risk
•    Custody Risk
•    Derivatives Risk
•    Emerging Markets Investments Risk
•    Equity Securities Risk
•    Foreign Investments Risk
•    Frontier Markets Investment Risk
•    Involuntary Disclosure Risk
•    Issuer Risk
•    Large Capitalization Stock Risk
•    Leverage Risk
•    Liquidity Risk
•    Management Techniques Risk
•    Market Risk
•    Model and Data Risk
•    Obsolescence Risk
•    Political and Economic Risk
•    Portfolio Turnover Risk
•    Programming and Modeling Error Risk
	• Small and Medium Capitalization Stock Risk	• Convertible Securities Risk • Counterparty Risk • Securities Lending Risk • Short Selling Risk

Mercer Global Low Volatility Equity Fund	• Cash and Other High Quality Instruments • Crowding/Convergence Risk • Currency Exchange Rate Risk	• Convertible Securities Risk • Counterparty Risk • Credit and Settlement Risk

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Fund Name	Principal Risks	Non-Principal Risks

•    Custody Risk
•    Derivatives Risk
•    Emerging Markets Investments Risk
•    Equity Securities Risk
•    Foreign Exchange Transaction Risk
•    Foreign Investment Risk
•    Involuntary Disclosure Risk
•    Issuer Risk
•    Large Capitalization Risk
•    Liquidity Risk
•    Management Techniques Risk
•    Market Risk
•    Model and Data Risk
•    Obsolescence Risk
•    Political and Economic Risk
•    Portfolio Turnover Risk
•    Programming and Modeling Error Risk
•    Small and Medium Capitalization Stock Risk

• Default and Liquidity Risk of Below Investment Grade Debt Securities • Exchange Traded Funds • Gold and Other Precious Metals Risk • Securities Lending Risk • Value Investing Risk

Mercer Core Fixed Income Fund

•    Call or Prepayment Risk
•    Counterparty Risk
•    Credit Risk
•    Custody Risk
•    Derivatives Risk
•    Emerging Markets Investments Risk
•    Fixed-Income Securities Risk
•    Foreign Investments Risk
•    High Yield Securities Risk
•    Interest Rate Risk
•    Issuer Risk
•    Liquidity Risk
•    Management Techniques Risk
•    Market Risk

•    Mortgage-Backed and Asset-Backed Securities Risk

•    Portfolio Turnover Risk
•    U.S. Government Securities Risk

• Convertible Securities Risk • Counterparty Risk • Securities Lending Risk

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Fund Name	Principal Risks	Non-Principal Risks
Mercer Opportunistic Fixed Income Fund

•    Convertible Securities Risk
•    Counterparty Risk
•    Credit Risk
•    Currency Exchange Rate Risk
•    Custody Risk
•    Derivatives Risk
•    Emerging Markets Investments Risk
•    Fixed-Income Securities Risk
•    Foreign Exchange Transaction Risk
•    Foreign Investments Risk
•    Frontier Markets Investments Risk
•    High Yield Securities Risk
•    Interest Rate Risk
•    Issuer Risk
•    Liquidity Risk
•    Management Techniques Risk

•    Market Risk

•    Mortgage-Backed and Asset-Backed Securities Risk

•    No Operating History
•    Non-Diversification Risk
•    Political and Economic Risk
•    Portfolio Turnover Risk
•    Sovereign Debt Securities Risk

• Cash and Other High Quality Instruments • Default and Liquidity Risk of Below Investment Grade Debt Securities • Equity Securities Risk • Securities Lending Risk

Cash and Other High Quality Instruments	The Fund may invest significantly in cash, cash equivalents or cash-like investments. In addition, the Fund may invest its assets in other equity securities and/or fixed-income securities with remaining maturities of less than one year. These cash items and other high-quality corporate debt securities may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers’ acceptances, commercial paper, and bank certificates of deposit. If the Fund maintains a significant portion of its holdings in cash and cash-like investments, then it may reduce its participation in market volatility, but is likely also to reduce its participation in positive market returns. Additionally, significant holdings of cash and cash-like investments may result in an erosion in relative value in macroeconomic circumstances where inflation is high. As a result, if the Fund maintains significant cash positions in its portfolio over time it may experience reduced long-term total return which could impair its ability to meet its investment objective.

Call or Prepayment Risk	During periods of falling interest rates, issuers of callable securities may call or repay securities with higher interest rates before their maturity dates. If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial

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investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. Early repayment of principal of mortgage-related securities could have the same effect.

Convertible Securities Risk	Convertible securities (preferred stocks, debt instruments, and other securities convertible into common stocks) may offer higher income than the common stocks into which the convertible securities are convertible or exchangeable. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, the prices of convertible securities may reflect changes in the values of the underlying common stocks into which such convertible securities are convertible or exchangeable. Issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

Counterparty Risk	The risk that the issuer or guarantor of a fixed income security, the counterparty to a derivatives contract, or a borrower of a Fund’s securities will be unwilling or unable to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Credit and Settlement Risk	The Fund will be exposed to a credit risk on parties with whom it trades and will also bear the risk of settlement default. A subadvisor may instruct the Custodian and Trustees to settle transactions on a delivery free of payment basis where a subadvisor believes that this form of settlement is appropriate. Shareholders should be aware, however, that this may result in a loss to the Fund if a transaction fails to settle and the Custodian and Trustee will not be liable to the Fund or the shareholders for such a loss.

Crowding/Convergence Risk	To the extent that a quantitative-focused subadvisor is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense. In addition, to the extent that a subadvisor’s models come to resemble those employed by other managers, the risk that a market disruption that negatively affects predictive models will adversely affect the Fund is increased, as such a disruption could accelerate reductions in liquidity or rapid repricing due to simultaneous trading across a number of funds in the marketplace.

Currency Exchange Rate Risk	Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases
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relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Custody Risk	There are risks involved in dealing with the depositories, custodians or brokers who settle Fund trades. Securities and other assets deposited with depositories, custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Default and Liquidity Risk of Below Investment Grade Debt Securities	Below investment grade debt securities are speculative and involve a greater risk of default and price changes due to changes in the issuer’s creditworthiness. The market prices of these debt securities fluctuate more than investment grade debt securities and may decline significantly in periods of general economic difficulty. The market for such securities may not be liquid at all times. In a relatively illiquid market the Fund may not be able to acquire or dispose of such securities quickly and as such the Fund may experience adverse price movements upon liquidation of its investments.

Settlement of transactions may be subject to delay and administrative uncertainties.

Derivatives Risk (Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund and Mercer Non-US Core Equity Fund)	The Funds may invest in derivative instruments. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use exchange-listed equity futures to equitize cash held in the portfolio. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility of a Fund’s share price. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.

Derivatives Risk (Mercer Emerging Markets Equity Fund, Mercer Global Low	The Funds may engage in a variety of transactions involving derivatives. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something

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Volatility Equity Fund, Mercer Core Fixed Income Fund and Mercer Opportunistic Fixed Income Fund)	else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Funds will generally be limited to maintaining exposure to certain market segments or asset classes, or facilitating certain portfolio transactions. In addition, with respect to the Mercer Emerging Markets Equity Fund and Mercer Global Low Volatility Equity Fund, a subadvisor may also use certain derivatives to equitize cash held in the portfolio. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility of a Fund’s share price. Certain derivatives, such as swap agreements, are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Emerging Markets Investments Risk	Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments, and investments in these securities may present a greater risk of loss.

Equity Securities Risk	Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on
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changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies in which the Fund is invested declines, or if overall market and economic conditions deteriorate. The Fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Exchange-Traded Funds (“ETFs”)	Subject to the limitations on investment in investment company securities and the Fund’s own investment objective, the Fund may invest in ETFs that currently are operational and that may be developed in the future. ETFs generally trade on a recognized exchange and are subject to the risks of an investment in a broadly based portfolio of securities. These securities generally bear certain operational expenses. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Fixed-Income Securities Risk	Fixed-income securities are generally subject to the principal types of risks described under “Credit Risk” above and “Interest Rate Risk” below.

Foreign Exchange Transaction Risk	The Fund may use currency futures contracts, forward currency exchange contracts or similar instruments to alter the currency exposure characteristics of securities it holds. Consequently there is a possibility that the performance of the Fund may be strongly influenced by movements in foreign exchange rates because the currency positions held by the Fund may not correspond with the securities positions.

Foreign Investments Risk	Investing in foreign securities, including Depositary Receipts, typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Many foreign governments may supervise and regulate their financial markets less stringently than the United States government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected

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by the economic, political, and social conditions in those countries.

Frontier Markets Investments Risk	Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Gold and Other Precious Metals Risk	The Fund may concentrate its investments in securities representing gold bullion and gold-related issues. In addition, the Fund may invest in ETFs, such as GLD, that hold gold or track the price of gold. The Fund is therefore susceptible to specific political and economic risks affecting the price of gold and other precious metals including changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of the Fund’s investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments may be more volatile than investments in broader equity or debt markets.

Although the risks related to investing in securities representing gold bullion and other precious metals are similar to those of investing in precious metal finance and operating companies, as just described, there are additional considerations, including custody and transaction costs that may be higher than those involving securities. Moreover, holding securities representing gold results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments. Although the Fund has contractual protections with respect to the credit risk of their custodian, any gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. In addition, income derived from trading in securities representing gold and certain contracts and derivatives relating to gold may result in negative tax consequences. Finally, although not currently anticipated, if gold in the future were held in a book account, it would involve risks of the credit of the party holding the gold.
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Growth Stock Risk	Companies with strong growth potential (both domestic and foreign) tend to have higher than average price-to-earnings ratios, meaning that these stocks are more expensive than average relative to the companies’ earnings. The market prices of equity securities of growth companies are often quite volatile, since the prices may be particularly sensitive to economic, market, or company developments and may present a greater degree of risk of loss.

High Yield Securities Risk	Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as “high yield” securities and are commonly referred to as “junk bonds.” These securities generally have more credit risk than higher-rated securities, are more likely to encounter financial difficulties, and are more vulnerable to changes in the economy. Companies issuing high yield, fixed income securities are not as strong financially as those companies issuing securities with higher credit ratings. Market situations, such as a sustained period of rising interest rates or individual corporate developments, could affect the ability of companies issuing high yield, fixed income securities to make interest and principal payments. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make required payments of interest or principal. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment. The prices of high yield, fixed income securities fluctuate more than higher-quality securities, and are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when the securities do trade, their prices may be significantly higher or lower than expected.

Interest Rate Risk	Changes in interest rates may adversely affect the values of the securities held in the Fund’s portfolio. In general, the prices of debt securities fall when interest rates increase, and rise when interest rates decrease. The prices of debt securities with shorter durations generally will be less affected by changes in interest rates than the prices of debt securities with longer durations. Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to sell its bond holdings at a time when the subadvisor might wish to sell. Decreased liquidity in the bond markets also may make it more difficult to value some or all of the Fund’s bond holdings.

Involuntary Disclosure Risk	The models and proprietary research of a quantitative subadvisor are largely protected by the subadvisor through the use of policies,
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procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadvisor’s models and data, and thereby impair the relative or absolute performance of the Fund.

Issuer Risk	The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Stock Risk	Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

Leverage Risk	If a Fund makes investments in options, futures, forwards, swap agreements and other derivative instruments, these derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of a Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires a Fund to pay interest.

Liquidity Risk	The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Management Techniques Risk	The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be
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incorrect in their assessments of the values of securities or their assessments of market or interest rate trends, which can result in losses to the Fund.

Market Risk	The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Model and Data Risk	Quantitative models (both proprietary models developed by a quantitative-focused subadvisor, and those supplied by third parties) and information and data supplied by third parties can be used to construct sets of transactions and investments, to value investments or potential investments (whether for trading purposes, or for the purpose of determining the net asset value of the Fund), to provide risk management insights, and to assist in hedging the Fund’s investments.

When models and data prove to be incorrect, misleading or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on models and data, a quantitative-focused subadvisor may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty models and data may prove to be unsuccessful. Furthermore, when determining the net asset value of the Fund, any valuations of the Fund’s investments that are based on valuation models may prove to be incorrect.

Some of the models used by quantitative-focused subadvisors are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting valuations will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market
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prices, especially for securities with complex characteristics, such as derivative securities.

Mortgage-Backed and Asset-Backed Securities Risk	Mortgage-backed securities are securities representing interests in pools of mortgage loans. These securities generally provide holders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated, and a Fund may be forced to reinvest in obligations with lower yields than the original obligations.

Asset-backed securities are securities for which the payments of interest and/or principal are backed by loans, leases, and other receivables. Asset-backed securities are subject to many of the same types of risks as mortgage-backed securities. In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default.

Non-Diversification Risk	The Fund is considered non-diversified, which means that it may invest a greater percentage of its assets in the securities in a limited number of issuers. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Obsolescence Risk	The Fund is unlikely to be successful unless the assumptions made by quantitative-focused subadvisors in their underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadvisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result.

Quantitative-focused subadvisors will continue to test, evaluate and add new models, as a result of which the existing models may be modified from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification on the Fund’s performance.

Political and Economic Risk	The political, legal, economic, and social structures of certain
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foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), and the imposition of trade sanctions.

Portfolio Turnover Risk	Depending on market and other conditions, a Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns) and capital gains.

Programming and Modeling Error Risk	The research and modeling process engaged in by a quantitative-focused subadvisor is extremely complex and involves financial, economic, econometric and statistical theories, research and modeling; the results of that process must then be translated into computer code. Although quantitative-focused subadvisors seek to hire individuals skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product raises the chances that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance and likely would not constitute a trade error under a quantitative-focused subadvisor’s policies.

Securities Lending Risk	To the extent a Fund participates in securities lending activities, the Fund is subject to risks associated with lending their portfolio securities. Securities will be loaned pursuant to agreements requiring that the loans be continuously secured by collateral in cash, short-term debt obligations, government obligations, or bank guarantees at least equal to the values of the portfolio securities subject to the loans. The Funds bear the risk of loss in connection with the investment of any cash collateral received from the borrowers of their securities.

Short Selling Risk	The Fund may from time to time sell securities short. In the event that a subadvisor anticipates that the price of a security will decline, the Fund may sell the security or derivative instrument short and borrow the same security from a broker or other institution to complete the sale. The Fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include the risk that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Fund may be unable to replace a borrowed security sold short. Regulatory

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authorities in the United States or other countries may prohibit or restrict the ability of the Fund to fully implement its short selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.

Small and Medium Capitalization Stock Risk	The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends.

Sovereign Debt Securities Risk	Investments in foreign sovereign debt securities may subject the Fund to the following risks: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole.

U.S. Government Securities Risk	U.S. government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration or Ginnie Mae, present lower credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

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Value Stock Risk	Value stocks represent companies that tend to have lower than average price to earnings ratios and are therefore cheaper than average relative to the companies’ earnings. These companies may have relatively weak balance sheets and, during economic downturns, these companies may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations. A particular value stock may not increase in price, as anticipated by a subadvisor, if other investors fail to recognize the stock’s value or the catalyst that the subadvisor believes will increase the price of the stock does not affect the price of the stock in the manner or to the degree that the subadvisor anticipates. Also, cyclical stocks tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also tend to lose value more quickly in economic downturns.

Cash and Short-Term Investments

Although the Mercer Core Fixed Income Fund and Mercer Opportunistic Fixed Income Fund generally expect to be fully invested in accordance with their investment strategies described in this prospectus, the Advisor will maintain a portion of the Funds’ assets in cash (a “cash buffer”) to manage daily cash flows and to reduce transaction costs associated with the allocation of each such Fund’s assets to the subadvisor(s). The cash buffer maintained by the Advisor for each of the Mercer Core Fixed Income Fund and Mercer Opportunistic Fixed Income Fund, together with any uninvested cash held by each Fund’s subadvisor(s), is not expected to exceed 5% of such Fund’s total assets. Cash held by each of the Mercer Core Fixed Income Fund and Mercer Opportunistic Fixed Income Fund as collateral will not be considered to be uninvested for purposes of this policy. The cash buffer maintained by the Advisor will be invested in overnight time deposits and similar instruments, pending its allocation to each Fund’s subadvisor(s).

From time to time, the Funds may hold short-term instruments denominated in currencies other than the U.S. dollar.

Temporary Defensive Positions

The Funds also may hold cash and short-term instruments without limit for temporary or defensive purposes, including in anticipation of redemptions or prior to investment of deposits and other proceeds in accordance with the Funds’ investment objectives and policies. The types of short-term instruments in which the Funds may invest for such temporary purposes include short-term fixed-income securities (such as securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), money market mutual funds, repurchase agreements, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions, corporate commercial paper, and master demand notes.

When a Fund takes temporary defensive positions by increasing its holdings in cash, money market instruments, or repurchase agreements, the Fund may not participate in market advances or declines to the same extent that the Fund would if it remained more fully invested in portfolio securities. In addition, the Fund might not achieve its investment objective.

Certain Funds also may invest in futures contracts and pools of futures contracts that are intended to provide a Fund with exposure to certain markets or asset classes.

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Selective Disclosure of Portfolio Holdings

The Funds have adopted policies and procedures with respect to the disclosure of their portfolio securities. A description of these policies and procedures is available in the SAI. The Funds disclose their portfolio holdings on the following website: http://www.mercer.com/services/investments/investment-opportunities/fiduciary-management/us-delegated-solutions/mutual-funds-on-offer.html.

Additional Information

Commodity Pool Operator Exclusion. The Trust, of behalf of each Fund, has has filed a notice of eligibility with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” pursuant to U.S. Commodity Futures Trading Commission Regulation 4.5, as promulgated under the Commodity Exchange Act (the “CEA”), with respect to each Fund’s operations. Therefore, neither the Funds nor the Advisor (with respect to the Funds) is not subject to registration or regulation as a commodity pool operator under the CEA.

Hedging and other strategic transactions involving futures contracts, options on futures contracts and swaps transactions will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate portfolio management purposes, including gaining exposure to a particular securities market.

Who Manages the Funds

Investment Advisor and the Subadvisors

Mercer Investment Management, Inc. (the “Advisor”), a Delaware corporation located at 99 High Street, Boston, Massachusetts 02110, serves as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc. The Advisor is registered as an investment advisor with the SEC. The Advisor is an affiliate of Mercer Investment Consulting, Inc. (“Mercer IC”), an investment consultant that among other things, reviews, rates and recommends investment managers for its clients, including Subadvisors recommended by the Advisor and utilized by the Trust.

The Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and, subject to review and approval by the Board of Trustees of the Trust (the “Board”): (i) sets the Funds’ overall investment strategies; (ii) evaluates, selects, and recommends subadvisors to manage all or part of the Funds’ assets; (iii) when appropriate, allocates and reallocates the Funds’ assets among subadvisors; (iv) monitors and evaluates the performance of subadvisors, including the subadvisors’ compliance with the investment objectives, policies, and restrictions of the Funds; and (v) implements procedures to ensure that the subadvisors comply with the Funds’ investment objectives, policies, and restrictions.

When identifying possible subadvisors, the Advisor typically (but not always) begins with a universe of investment managers rated highly by the Manager Research Group of Mercer IC (the “Mercer Research Group”). The Mercer Research Group evaluates each investment manager based upon both quantitative and qualitative factors, including: an assessment of the strength of the overall investment management organization; the people involved in the investment process; the appropriateness of the investment product and its composites; and an analysis of the investment manager’s investment philosophy and process, risk-adjusted performance, consistency of performance, and the style purity of the product. The Advisor’s portfolio management team reviews each manager that is highly rated by the Mercer Research Group, and creates a short list for further analysis. Short-list candidates are scrutinized to evaluate performance and risk characteristics, performance in up and down markets, investment styles, and characteristics of the securities held in the portfolio. The Advisor’s portfolio management team then conducts off-site and on-site due diligence visits to meet the subadvisors’ portfolio management teams. The list of candidates is further narrowed, and each potential subadvisor, in combination with the existing

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subadvisor(s) of the portfolio, is analyzed using proprietary methods. The most compatible subadvisor candidates are then put through an on-site compliance review conducted by the Advisor’s compliance staff. Results are shared with the Advisor’s portfolio management team, after which the final selection of the subadvisor is made and a recommendation to appoint the manager is made to the Board.

The Advisor also considers the Mercer Research Group’s ratings of investment managers when contemplating the termination of a subadvisor. Although the recommendations of the Mercer Research Group are given substantial weight in the decision-making process, the Advisor’s portfolio management team performs its own analysis of potential and existing subadvisors and is ultimately responsible for selecting or terminating a subadvisor. Therefore, there is a possibility that the Advisor’s decision with respect to a particular subadvisor may differ from recommendations made by the Mercer Research Group.

The Advisor manages the Funds based on the philosophy and belief that portfolios which are appropriately constructed with combinations of quality, asset-class specialist investment managers can generally be expected to provide consistent, above-average performance over time. Stan Mavromates, John P. Kirby, Larry Vasquez, CFA, and Manny Weiss, CFA, are responsible for establishing the Funds’ overall investment strategies and evaluating and monitoring the subadvisors managing the Funds. Mr. Mavromates has served as Vice President and Chief Investment Officer of the Advisor since 2012. From 2005 to 2012, Mr. Mavromates was the Chief Investment Officer of the Massachusetts Pension Reserves Investment Board. Mr. Kirby has been a portfolio manager with the Advisor since 2014. From 1997 to 2014, Mr. Kirby was a portfolio manager and Head of US Fixed Income Beta Solutions at State Street Global Advisors. Mr. Vasquez has been a portfolio manager of the Advisor since 2012. From 2009 to 2012, Mr. Vasquez was a portfolio manager at UBS Global Asset Management, Inc. Prior to 2009, he was a portfolio manager at SEI Investments. Mr. Weiss has been a portfolio manager with the Advisor since January 2009. Prior to that, Mr. Weiss held various positions with 2100 Capital Group LLC from 2005 to 2007.

The Funds pay the Advisor fees for managing the Funds’ investments that are calculated as a percentage of the Funds’ assets under management. The following represents the total advisory fees payable by the Funds:

	Investment Advisory Fee* On Net Assets
Funds	Assets up to $750 million	Assets in excess of $750 million
Mercer US Large Cap Growth Equity Fund	0.55%	0.53%
Mercer US Large Cap Value Equity Fund	0.53%	0.51%
Mercer US Small/Mid Cap Growth Equity Fund	0.90%	0.88%
Mercer US Small/Mid Cap Value Equity Fund	0.90%	0.88%
Mercer Non-US Core Equity Fund	0.75%	0.73%
Mercer Emerging Markets Equity Fund	0.80%	0.78%
Mercer Global Low Volatility Equity Fund	0.75%	0.73%
Mercer Core Fixed Income Fund	0.35%	0.33%
Mercer Opportunistic Fixed Income Fund	0.80%	0.78%

*	Consists of the total advisory fee payable by the Funds to the Advisor. The Advisor is responsible for paying the subadvisory fees.

The Trust, with respect to the Mercer Opportunistic Fixed Income Fund, and the Advisor have entered into a written contractual fee waiver and expense reimbursement agreement (the “expense reimbursement agreement”) pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that such Fund’s expenses otherwise would exceed the “Net Expenses” for the Class Y-1, Class Y-2, and Class Y-3 shares, as applicable, of the Fund, as shown in the Annual Fund Operating Expenses table contained in the “Summary of the Funds” in this prospectus.

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Pursuant to the expense reimbursement agreement, the Advisor is entitled to recapture any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such recapture by the Advisor will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. The expense reimbursement agreement with respect to the Mercer Opportunistic Fixed Income Fund will remain in effect through July 31, 2015, and will continue in effect from year to year thereafter unless terminated by the Trust or the Advisor.

Pursuant to an expense reimbursement agreement between the Trust, on behalf of the Funds (except Mercer Opportunistic Fixed Income Fund), which expired effective June 30, 2014, the Advisor is entitled to recapture any fees the Advisor waived and Fund expenses that the Advisor reimbursed for a period of three years following such fee waivers and expense reimbursements.

The Advisor has entered into subadvisory agreements (the “Subadvisory Agreements”) with the subadvisors pursuant to which the subadvisors are compensated out of the investment advisory fees that the Advisor receives from the Funds. The current subadvisors to the Funds are identified under “Investment Objectives and Principal Investment Strategies” earlier in this prospectus.

A discussion regarding the basis for the Board’s approval of the investment management agreement with the Advisor and each Subadvisory Agreement (other than the Sub-Advisory Agreements listed below) will be available in the Funds’ semi-annual report to shareholders for the period ending September 30, 2014. A discussion regarding the basis for the Board’s approval of the investment management agreement with the Advisor and the Subadvisory Agreements with Franklin Advisers, Inc. and Investec Asset Management Limited with respect to Mercer Opportunistic Fixed Income Fund is available in the Funds’ semi-annual report to shareholders for the period ended September 30, 2013. A discussion regarding the Board’s approval of (i) the Subadvisory Agreement with SSgA Funds Management, Inc. with respect to each Fund except the Mercer Core Fixed Income Fund and Mercer Opportunistic Fixed Income Fund; (ii) the Subadvisory Agreement with American Century Investment Management, Inc. with respect to the Mercer Non-US Core Equity Fund; (iii) the Subadvisory Agreements with Income Research & Management and Prudential Investment Management Inc. with respect to the Mercer Core Fixed Income Fund; and (iv) the Subadvisory Agreements with Columbia Management Investment Advisers, LLC and HS Management Partners, LLC with respect to the Mercer US Large Cap Growth Equity Fund, are available in the Funds’ annual report to shareholders for the period ended March 31, 2014.

The Trust and the Advisor have obtained an exemptive order (the “Exemptive Order”) from the SEC that permits the Trust and the Advisor, subject to certain conditions and approval by the Board, to hire and retain subadvisors and modify subadvisory arrangements without shareholder approval. Under the Exemptive Order, the Advisor may act as a manager of managers for all or some of the Funds, and the Advisor supervises the provision of portfolio management services to those Funds by the subadvisors. The Exemptive Order allows the Advisor: (i) to continue the employment of an existing subadvisor after events that would otherwise cause an automatic termination of a subadvisory agreement with the subadvisor; and (ii) to reallocate assets among existing or new subadvisors. Within 90 days of retaining new subadvisors, the affected Fund(s) will notify shareholders of the changes. The Advisor has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisors and recommend their hiring, termination, and replacement. The Exemptive Order also relieves the Funds from disclosing certain fees paid to non-affiliated subadvisors in documents filed with the SEC and provided to shareholders.

Administrative Services

State Street Bank and Trust Company (the “Administrator”), located at 200 Clarendon Street, Boston, Massachusetts 02116, is the administrator of the Funds. The Funds pay the Administrator at an annual rate of the Funds’ average daily net assets for external administrative services. These external

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administrative services include fund accounting, daily and ongoing maintenance of certain Fund records, calculation of the Funds’ NAVs, and preparation of shareholder reports.

The Advisor provides certain internal administrative services to the Class Y-1 and Class Y-2 shares of the Funds, for which the Advisor receives a fee of 0.10% and 0.05% of the average daily net assets of the Class Y-1 and Class Y-2 shares of the Funds, respectively. These internal administrative services include attending to shareholder correspondence, requests and inquiries, and other communications with shareholders; assisting with exchanges and with the processing of purchases and redemptions of shares; preparing and disseminating information and documents for use by beneficial shareholders; and monitoring and overseeing non-advisory relationships with entities providing services to the Class Y-1 and Class Y-2 shares, including the transfer agent. From time to time, payments may be made to affiliates of the Advisor by the Funds or the Advisor, out of the Advisor’s own resources, for services provided by those affiliates.

Pricing of Fund Shares

The price at which purchases and redemptions of each Fund’s shares are effected is based on the next calculation of the Fund’s NAV after the purchase or redemption order is received. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open. The Exchange normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday.

Each Fund values its investments for which market quotations are readily available at market value. Each Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. Each Fund values all other investments and assets at their fair value. The Board has delegated its responsibility of valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable subadvisor) do not otherwise accurately reflect the fair value of the security, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board.

The Funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s NAV. Because foreign markets may be open at different times than the Exchange, the value of a Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a Fund’s foreign investments (in the opinion of the Advisor and the subadvisors) occur between the close of foreign markets and the close of regular trading on the Exchange, or if reported prices are believed by the Advisor or the subadvisors to be unreliable, these investments will be valued at their fair value. The Funds may rely on third-party pricing vendors to monitor for events materially affecting the values of the Funds’ foreign investments during the period between the close of foreign markets and the close of regular trading on the Exchange. If events occur that materially affect the values of the Funds’ foreign investments, the third-party pricing vendors will provide revised values to the Funds.

If market quotations are not readily available for a Fund’s investment in domestic securities, such as restricted securities, private placements, securities for which trading has been halted (as a result of a significant event such as a merger, bankruptcy, or other significant issuer-specific development), or other illiquid securities, these investments will be valued at their fair value. While fair value pricing may be more commonly used with the Funds’ foreign investments, fair value pricing also may be used with domestic securities, where appropriate.

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The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using closing market prices. Also, due to the subjective nature of fair value pricing, a Fund’s value for a particular security may be different from the last quoted market price.

Purchasing and Selling Fund Shares

Selecting an Appropriate Share Class

This prospectus offers you a choice of three classes of shares of the Funds: Class Y-1, Class Y-2, and Class Y-3 shares. (In this prospectus, the Class Y-1, Class Y-2, and Class Y-3 shares are together referred to as the “Class Y Shares.”) This allows you to choose among different levels of services and ongoing operating expenses, as illustrated in the “Fees and Expenses” section of this prospectus.

Class Y Shares generally are available only to clients of the Advisor and to institutional investors (including certain retirement plans, which include defined benefit and defined contribution plans) that meet the eligibility requirements described above under “Important Additional Information—Purchase and Sale of Fund Shares.” The class of shares that is best for you depends on a number of factors, such as whether you are a retirement plan or non-retirement plan investor, the amount you intend to invest, and the level of services that you desire. Please consult your plan administrator or recordkeeper, or your financial advisor, as to which share class is most appropriate for you. Below is a summary of the differences among the Funds’ Class Y-1, Class Y-2, and Class Y-3 shares:

Class Y-1 Shares

●	Initial Sales Charge: None
●	Contingent Deferred Sales Charge: None
●	12b-1 Fee: 0.25%
●	Dividends: Higher annual expenses, and lower dividends, than Class Y-2 shares and Class Y-3 shares because of the 12b-1 and internal administrative fees paid by Class Y-1 shares to the Advisor.

●	Shareholder Services: Full shareholder servicing is performed by the Advisor and/or its affiliates, including communication with third-party administrators, and the Class Y-1 shares pay an internal administrative fee for these services.

Class Y-2 Shares

●	Initial Sales Charge: None
●	Contingent Deferred Sales Charge: None
●	12b-1 Fee: None
●	Dividends: Lower annual expenses, and higher dividends, than Class Y-1 shares; higher annual expenses, and lower dividends, than Class Y-3 shares, because of the internal administrative fees paid by Class Y-2 shares to the Advisor.
●	Shareholder Services: Certain limited shareholder servicing is performed by the Advisor or its affiliates, and the Class Y-2 shares pay an internal administrative fee for these services.

Class Y-3 Shares

●	Initial Sales Charge: None
●	Contingent Deferred Sales Charge: None
●	12b-1 Fee: None
●	Dividends: Lower annual expenses, and higher dividends, than Class Y-1 shares and Class Y-2 shares.
●	Shareholder Services: No shareholder servicing is performed by the Advisor or its affiliates at the Class level, as it is anticipated that shareholder servicing will be performed at the client level.
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Shareholder servicing arrangements for holders of Class Y-3 shares are customized to each specific client and are not paid for from the assets of the Funds.

Marketing and Shareholder Services (12b-1) Plan

The Funds have adopted a plan of marketing and shareholder services, or “12b-1 plan,” to finance the provision of certain marketing services and shareholder services to owners of Class Y-1 shares of the Funds. The plan provides for payments at annual rates (based on average net assets) of up to 0.25% of each Fund’s Class Y-1 shares. These fees are used to pay fees to financial intermediaries, such as qualified dealers and retirement recordkeepers, for providing certain marketing and shareholder services. Because these fees are paid out of the Funds’ assets or income on an ongoing basis, over time these fees will increase the cost of your investment (reducing the return of your investment) and may cost you more than paying other types of sales charges. For investors in defined contribution plans administered by Mercer HR Services LLC (“Mercer Services”), an affiliate of the Advisor that provides administrative services to retirement plans, these fees may be paid to Mercer Services. Also, these fees may be paid to the Advisor, or to Mercer Securities, a division of MMC Securities Corp., an affiliate of the Advisor, in connection with their providing marketing services for the Class Y-1 shares of the Funds.

Purchasing Class Y Shares

The Funds sell their Class Y Shares at the offering price, which is the NAV. Class Y Shares may not be available through certain financial advisors and retirement plan administrators and recordkeepers.

A Fund may accept orders to purchase Fund shares in-kind with securities, rather than with cash, when consistent with the Fund’s investment objective and policies. Acceptance of such purchases will be at the Advisor’s discretion. Contact the Advisor for further information.

Purchasing Class Y-1 and Class Y-2 Shares

Class Y-1 and Class Y-2 shares may be purchased through your financial advisor or directly by contacting State Street Bank and Trust Company, the Funds’ transfer agent (the “Transfer Agent”), located at 200 Clarendon Street, Boston, Massachusetts 02116. If you are a defined contribution retirement plan, Class Y-1 shares also may be purchased through your retirement plan administrator or recordkeeper. The Transfer Agent or your financial advisor, plan administrator or recordkeeper, as applicable, must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. Your financial advisor or retirement plan administrator or recordkeeper, as applicable, will be responsible for furnishing all necessary documents to the Transfer Agent, and may charge you for these services. If you wish to purchase shares directly from the Funds, you may complete an order form and write a check for the amount of Class Y Shares that you wish to buy, payable to the Trust. Return the completed form and check to the Transfer Agent.

Purchasing Class Y-3 Shares

Eligible institutional clients of the Advisor or its affiliates that wish to buy Class Y-3 shares should contact the Advisor.

The Funds may periodically close to new purchases of shares. The Funds may refuse any order to buy shares if the Funds and the Advisor determine that doing so would be in the best interests of the Funds and their shareholders.

Customer Identification

Mutual funds must obtain and verify information that identifies investors opening new accounts. If a Fund is unable to collect the required information, the Fund or its agents may not be able to open a Fund account. Investors must provide their full name, residential or business address, social security or tax identification number, and date of birth (as applicable). Entities, such as trusts, estates, corporations, and partnerships, must also provide other identifying information. The Funds or their agents may share

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identifying information with third parties for the purpose of verification. If a Fund or its agents cannot verify identifying information after opening an account, the Fund reserves the right to close the account.

Selling Class Y Shares

You can sell your Class Y Shares back to the Funds on any day the Exchange is open, through the Advisor, your plan administrator or recordkeeper, your financial advisor, or directly to the Funds, depending upon through whom and how you own your Class Y Shares. Payment for redemption may be delayed until a Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

If you are an institutional client of the Advisor (or its affiliates) that owns Class Y Shares, contact the Advisor or the Transfer Agent to sell your Class Y Shares. The Transfer Agent must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. The Advisor may establish an earlier time by which it must receive instructions from its clients in order for its clients to receive that day’s NAV. You may redeem Class Y Shares through the Advisor by calling 1-888-887-0619.

If you are not an institutional client of the Advisor, contact your financial advisor or the Transfer Agent directly, as applicable, to sell your Class Y Shares. Your financial advisor or the Transfer Agent must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV.

If you are a participant in a defined contribution retirement plan, contact your plan administrator or recordkeeper to sell your Class Y Shares. Your plan administrator or recordkeeper must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. Your plan administrator or recordkeeper will be responsible for forwarding the request to the Transfer Agent on a timely basis and may charge you for his or her services.

Payments by the Funds

Each Fund generally sends you payment for your Class Y Shares the business day after your request is received in good order. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Redemptions by the Funds

Each Fund reserves the right to pay redemptions “in-kind” (i.e., payment in securities rather than cash) if the value of the Class Y shares that you are redeeming is large enough to affect a Fund’s operations (for example, if it represents more than $250,000 or 1% of a Fund’s assets). In these cases, you might incur brokerage costs converting the securities to cash.

The Funds also reserve the right to close any account if the account value falls below the Funds’ minimum account level or if you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Funds (such as market timing) to the fullest extent permitted by law. The 2.00% short-term trading fee will apply to redemptions of shares that have been held less than 30 days, including redemptions described in this section.

Exchanging Class Y Shares

If you want to switch your investment from one Fund to another series of the Trust, you can exchange your Class Y-1, Class Y-2, or Class Y-3 shares, as applicable, for shares of the same class of another series of the Trust at NAV.

If you hold your Class Y-1 or Class Y-2 shares through a financial advisor, contact the financial advisor regarding the details of how to exchange your shares. If you hold your Class Y-1 or Class Y-2 shares directly with the Funds, contact the Transfer Agent, and complete and return an Exchange Authorization

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Form, which is available from the Transfer Agent. A telephone exchange privilege is currently available for exchanges of amounts up to $500,000 in Class Y-1 or Class Y-2 shares. If you hold your Class Y-1 or Class Y-2 shares through a retirement plan, contact your plan administrator or recordkeeper regarding the details of how to make an exchange. If you own Class Y-3 shares, contact the Advisor regarding the details of how to exchange your shares. Ask the Advisor, your financial advisor, your plan administrator or recordkeeper, or the Transfer Agent for a prospectus of the series of the Trust you wish to purchase.

All classes of each Fund may not be available in every state. As of the date of this prospectus, Class Y-1 and Class Y-2 shares of each Fund are not available in Montana.

The exchange privilege is not intended as a vehicle for short-term trading. As described above, excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the Funds, each Fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 30 days or less. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

The Funds also reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. The Fund into which you would like to exchange also may reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Funds or the Advisor determines are likely to have a negative effect on the Fund or the other Funds. Consult the Funds, the Advisor, or your plan administrator or recordkeeper before requesting an exchange.

Frequent Trading of Fund Shares

The Funds, the Advisor, and MGI Funds Distributors, LLC, the Trust’s distributor (the “Distributor”), reserve the right to reject any purchase order for any shares of any class of the Funds for any reason. The Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the Funds, the Advisor, or the Distributor has determined could involve actual or potential harm to the Funds may be rejected. Frequent trading of Fund shares may lead to increased transaction costs to the Funds, less efficient management of the Funds’ portfolios (by disrupting portfolio investment strategies), and taxable gains to the remaining shareholders, resulting in dilution of the value of the shares held by long-term shareholders. The Mercer Non-U.S. Core Equity Fund, Mercer Global Low Volatility Equity Fund and Mercer Emerging Markets Equity Fund may be subject to the risk of one form of frequent trading called time-zone arbitrage, where shareholders of a Fund seek to take advantage of time-zone differences between the close of foreign markets in which such Fund’s securities trade, and the close of U.S. markets. Arbitrage opportunities may also occur in Funds that hold small capitalization securities (such as the Mercer U.S. Small/Mid Cap Growth Equity Fund and Mercer U.S. Small/Mid Cap Value Equity Fund) or in Funds that invest in thinly-traded securities (such as high yield securities, which may be held by the Mercer Core Fixed Income Fund and Mercer Opportunistic Fixed Income Fund).

Because the Funds are designed for long-term shareholders, the Board has adopted the following policies and procedures that are designed to restrict frequent purchases and redemptions of the Funds’ shares. Each Fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less. The short-term trading fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in the following circumstances: redemptions to pay distributions or loans from certain defined contribution plans; redemptions for loan repayment; redemptions from certain omnibus accounts; redemptions in the event of shareholder death or post-purchase disability; redemptions made as part of a systematic withdrawal plan; transactions in defined contribution plans for which Mercer Services is not the administrator; redemptions by the Mercer Collective Trust; and transactions for a discretionary

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investment management client of the Advisor or its affiliates when the client has provided the Advisor or its affiliates with advance notice of a planned redemption and the Advisor or its affiliates retain discretion to effect the redemption on behalf of the client. Furthermore, exchanges by plan participants in defined contribution plans for which Mercer Services is the administrator will be subject to the short-term trading fee only with respect to shares that were purchased by exchange (rather than by contribution). For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

In addition to the short-term trading fee, the Board has adopted the following additional policies and procedures. Any shareholder that is confirmed to have initiated four or more round trips (via exchanges or redemptions), all equal to or greater than $10,000 in value within a 180-day period, will receive a warning. If subsequent activity of two or more round trips occurs within 180 days, the shareholder’s exchange privilege will be revoked, and the shareholder will not be permitted to purchase additional shares of the Funds. These policies do not apply to the Mercer Collective Trust or to discretionary investment management clients of the Advisor where the Advisor has discretion to effect the trade.

There is no assurance that these policies and procedures will be effective in limiting frequent trading in all accounts. For example, the Funds may not be able to effectively monitor, detect, or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries.

As discussed in “Redemptions by the Funds” earlier in this prospectus, the Funds reserve the right to refuse future purchases or exchanges of shares of the Funds if you are deemed to be engaging in illegal activities (such as late trading) or otherwise detrimental to the Funds (such as market timing).

Fund Distributions and Taxes

Dividends and Distributions

Distributions. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

Classes with higher expenses are expected to have lower income dividends. If you are an institutional shareholder of the Class Y Shares of a Fund, you will receive income dividends and capital gains distributions in additional Class Y Shares of the Fund, unless you notify the Advisor, your financial advisor, or the Transfer Agent in writing that you elect to receive them in cash. Distribution options may be changed by shareholders at any time by requesting a change in writing. All dividends and capital gains distributions paid to retirement plan shareholders will be automatically reinvested. Dividends and distributions are reinvested on the reinvestment date at the NAV determined at the close of business on that date.

Avoid “Buying A Dividend.” At the time you purchase your Fund shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

117

Taxes

Tax Considerations. Dividends and capital gains distributed by the Funds to tax-deferred retirement plan accounts are not taxable currently. In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, if you are a taxable investor, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates provided certain holding period requirements are met. Because the income of the Mercer Core Fixed Income Fund and Mercer Opportunistic Fixed Income Fund is derived from investments earning interest, rather than from dividend income, generally none or only a small portion of the income dividends paid to you by these Funds may be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates. Some distributions paid in January may be taxable as if they had been paid the previous December. The Form 1099 that is sent to taxable investors in January will detail your distributions and their federal tax category.

If a Fund qualifies to pass through to shareholders the tax benefits from foreign taxes the Fund pays on its investments, and elects to do so, then any foreign taxes the Fund pays on these investments may be passed through to you as a foreign tax credit. If you are subject to tax and if this election is made, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of the foreign taxes paid by the Fund, and you may be entitled either to deduct (as an itemized deduction) your share of foreign taxes in computing your taxable income or to (subject to limitations) take a foreign tax credit against your U.S. federal income tax liability. No deduction for foreign taxes may be claimed if you do not itemize deductions. You will be notified after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

Annual Statements. Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November or December to shareholders of record in such month, but paid the following January, are taxable as if the distributions were paid in December. The income classification of distributions made by a Fund may not be finally determinable until after the end of a year. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099 to reflect reclassified information.

Redemptions and Exchanges. When you sell your shares in a Fund, you may recognize a capital gain or loss. For tax purposes, an exchange of your shares of one Fund for shares of another series of the Trust is the same as a sale. Generally, exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. Distributions taken from a retirement plan account, however, generally are taxable as ordinary income.

Back-Up Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to back-up withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the Internal Revenue Service instructs the Fund to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes. If you are a taxable investor, Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes

118

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any. Exemptions from this withholding tax are also provided for dividends properly designated as interest related dividends or as short-term capital gain dividends paid by a Fund with respect to its qualified net interest income or qualified short-term gain, but such exemptions expire with respect to a Fund’s tax years beginning after December 31, 2013 (unless extended by Congress). However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion is not intended to be used as tax advice. Because each investor’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Financial Highlights

The Financial Highlights table is meant to help you understand the financial performance of each Fund over the Fund’s past five fiscal years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, an Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report, which is available upon request.

Financial highlights for the Class Y-3 shares of each Fund are shown to provide investors with financial information about the Fund. In addition, Class Y-1 shares and Class Y-2 shares of the Funds had not commenced operations as of the date of this prospectus, and financial highlights are not yet available for those shares. The returns of the Class Y-1 shares and the Class Y-2 shares would have been substantially similar to the returns of the Class Y-3 shares; however, Class Y-1 shares are subject to a 12b-1 fee, while Class Y-2 shares and Class Y-3 shares are not, and Class Y-1 shares and Class Y-2 shares are subject to a sub-transfer agency fee and an internal administrative fee, while Class Y-3 shares are not. Had the Class Y-1 shares and the Class Y-2 shares of the Funds been operational during the periods shown, the dividend distributions (if any) and investment performance of the Class Y-1 and Class Y-2 shares would have been lower.

119

Mercer US Large Cap Growth Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Class Y-3
	Year ended 03/31/14	Year ended 03/31/13	Year ended 03/31/12	Year ended 03/31/11		Year ended 03/31/10

Net asset value at beginning of year	$13.56	$13.27	$12.19	$10.08		$6.85
Net investment income†	0.07	0.08	0.04	0.03		0.05
Net realized and unrealized gain on investments	3.11	0.68	1.06	2.12		3.23

Total from investment operations	3.18	0.76	1.10	2.15		3.28

Less dividends and distributions:
From net investment income	(0.09)	(0.08)	(0.02)	(0.04)		(0.05)
From net realized gain on investments	(3.49)	(0.39)	—	—		—

Total dividends and distributions	(3.58)	(0.47)	(0.02)	(0.04)		(0.05)

Net asset value at end of year	$13.16	$13.56	$13.27	$12.19		$10.08

Total investment return(a)	23.99%	6.03%	9.08%	21.38%		47.85%
Ratios/Supplemental Data:
Net investment income to average net assets	0.48%	0.61%	0.33%	0.27%		0.54%
Net expenses to average daily net assets	0.57%	0.57%	0.57%	0.57%		0.57%
Total expenses (before reductions and reimbursements) to average daily net assets	0.63%	0.63%	0.63%	0.64%		0.66%
Portfolio turnover rate	50%	65%	64%	106	%(b)	102%
Net assets at end of year (in 000’s)	$358,862	$465,787	$465,641	$427,840		$359,792

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	Portfolio turnover calculation does not include $23,568,413 of securities transferred into the Fund as part of in-kind contributions.

†	Computed using average shares outstanding throughout the year.
120

Mercer US Large Cap Value Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Class Y-3
	Year ended 03/31/14		Year ended 03/31/13	Year ended 03/31/12	Year ended 03/31/11		Year ended 03/31/10

Net asset value at beginning of year	$9.95		$8.71	$8.25	$7.52		$5.18
Net investment income†	0.18		0.18	0.16	0.11		0.11
Net realized and unrealized gain on investments	2.75		1.26	0.45	0.72		2.37

Total from investment operations	2.93		1.44	0.61	0.83		2.48

Less dividends and distributions:
From net investment income	(0.22)		(0.20)	(0.15)	(0.10)		(0.14)

Total dividends and distributions	(0.22)		(0.20)	(0.15)	(0.10)		(0.14)

Net asset value at end of year	$12.66		$9.95	$8.71	$8.25		$7.52

Total investment return(a)	29.54%		16.71%	7.69%	11.07%		47.96%
Ratios/Supplemental Data:
Net investment income to average net assets	1.60%		2.07%	2.03%	1.52%		1.69%
Net expenses to average daily net assets	0.55	%(b)	0.55%	0.55%	0.55%		0.55%
Total expenses (before reductions and reimbursements) to average daily net assets	0.61	%(b)	0.60%	0.62%	0.63%		0.64%
Portfolio turnover rate	45%		59%	109%	117	%(c)	128%
Net assets at end of year (in 000’s)	$370,478		$475,898	$459,999	$420,518		$357,787

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	The Fund invests in Underlying Funds and consequently bears its proportionate share of operating expenses of the Underlying Funds. This ratio does not include the expenses of the Underlying Funds.
(c)	Portfolio turnover calculation does not include $21,956,759 of securities transferred into the Fund as part of in-kind contributions.

†	Computed using average shares outstanding throughout the year.
121

Mercer US Small/Mid Cap Growth Equity Fund

Financial Highlights

(For a Class Y-3 share outstanding throughout each period)

	Class Y-3
	Year ended 03/31/14		Year ended 03/31/13	Year ended 03/31/12	Year ended 03/31/11	Year ended 03/31/10

Net asset value at beginning of year	$11.94		$11.62	$12.49	$9.75	$6.19
Net investment loss†	(0.02)		(0.01)	(0.04)	(0.03)	(0.04)
Net realized and unrealized gain on investments	2.63		1.31	0.27	2.77	3.60

Total from investment operations	2.61		1.30	0.23	2.74	3.56

Less dividends and distributions:
From net investment income	—		(0.01)	—	—	—
From net realized gain on investments	(2.11)		(0.97)	(1.10)	—	—

Total dividends and distributions	(2.11)		(0.98)	(1.10)	—	—

Net asset value at end of year	$12.44		$11.94	$11.62	$12.49	$9.75

Total investment return(a)	22.34%		12.11%	3.36%	28.10%	57.51%
Ratios/Supplemental Data:
Net investment loss to average net assets	(0.17)%		(0.05)%	(0.36)%	(0.34)%	(0.45)%
Net expenses to average daily net assets	0.97	%(b)	0.96%	0.92%	0.92%	0.92%
Total expenses (before reductions and reimbursements) to average daily net assets	0.99	%(b)	1.01%	1.01%	1.02%	1.04%
Portfolio turnover rate	67%		54%	95%	107%	92%
Net assets at end of year (in 000’s)	$397,360		$442,080	$300,176	$300,980	$220,665

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	The Fund invests in Underlying Funds and consequently bears its proportionate share of operating expenses of the Underlying Funds. This ratio does not include the expenses of the Underlying Funds.

†	Computed using average shares outstanding throughout the year.
122

Mercer US Small/Mid Cap Value Equity Fund

Financial Highlights

(For a Class Y-3 share outstanding throughout each period)

	Class Y-3
	Year ended 03/31/14		Year ended 03/31/13	Year ended 03/31/12		Year ended 03/31/11	Year ended 03/31/10

Net asset value at beginning of year	$11.05		$9.94	$10.64		$8.64	$5.26
Net investment income†	0.04		0.13	0.06		0.05	0.06
Net realized and unrealized gain (loss) on investments	2.24		1.46	(0.14	)(a)	2.05	3.35

Total from investment operations	2.28		1.59	(0.08)		2.10	3.41

Less dividends and distributions:
From net investment income	(0.10)		(0.11)	(0.04)		(0.10)	(0.03)
From net realized gain on investments	(2.25)		(0.37)	(0.58)		—	—

Total dividends and distributions	(2.35)		(0.48)	(0.62)		(0.10)	(0.03)

Net asset value at end of year	$10.98		$11.05	$9.94		$10.64	$8.64

Total investment return(b)	21.61%		16.51%	(0.03)%		24.36%	64.86%
Ratios/Supplemental Data:
Net investment income to average net assets	0.38%		1.26%	0.60%		0.65%	0.81%
Net expenses to average daily net assets	0.97	%(c)	0.96%	0.92%		0.92%	0.92%
Total expenses (before reductions and reimbursements) to average daily net assets	1.00	%(c)	1.01%	1.01%		1.02%	1.07%
Portfolio turnover rate	122	%(d)	80%	92%		95%	119%
Net assets at end of year (in 000’s)	$388,712		$429,412	$292,391		$295,626	$222,102

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain for the period due to the timing of sales of the Fund in relation to the fluctuating net asset value per share of the Fund.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	The Fund invests in Underlying Funds and consequently bears its proportionate share of operating expenses of the Underlying Funds. This ratio does not include the expenses of the Underlying Funds.
(d)	Portfolio turnover calculation does not include $38,447,113 of securities transferred out of the Fund as part of an in-kind redemption.

†	Computed using average shares outstanding throughout the year.
123

Mercer Non-US Core Equity Fund

Financial Highlights

(For a Class Y-3 share outstanding throughout each period)

	Class Y-3
	Year ended 03/31/14		Year ended 03/31/13	Year ended 03/31/12		Year ended 03/31/11	Year ended 03/31/10

Net asset value at beginning of year	$10.58		$9.72	$10.46		$9.73	$6.29
Net investment income†	0.29		0.21	0.25		0.17	0.17
Net realized and unrealized gain (loss) on investments	1.94		0.90	(0.81)		0.74	3.38

Total from investment operations	2.23		1.11	(0.56)		0.91	3.55

Less dividends and distributions:
From net investment income	(0.33)		(0.25)	(0.18)		(0.18)	(0.11)
From net realized gain on investments	(0.56)		—	—		—	—

Total dividends and distributions	(0.89)		(0.25)	(0.18)		(0.18)	(0.11)

Net asset value at end of year	$11.92		$10.58	$9.72		$10.46	$9.73

Total investment return(a)	21.48%		11.53%	(5.15)%		9.45%	56.52%
Ratios/Supplemental Data:
Net investment income to average net assets	2.52%		2.17%	2.57%		1.76%	1.93%
Net expenses to average daily net assets	0.85	%(b)	0.83%	0.82%		0.82%	0.82%
Total expenses (before reductions and reimbursements) to average daily net assets	0.86	%(b)	0.86%	0.92%		0.92%	0.94%
Portfolio turnover rate	95	%(c)	90%	105	%(d)	87%	51%
Net assets at end of year (in 000’s)	$1,881,476		$2,138,930	$1,892,784		$1,563,529	$1,042,831

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	The Fund invests in Underlying Funds and consequently bears its proportionate share of operating expenses of the Underlying Funds. This ratio does not include the expenses of the Underlying Funds.
(c)	Portfolio turnover calculation does not include $177,821,966 of securities transferred out of the Fund as part of an in-kind redemption.
(d)	Portfolio turnover calculation does not include $9,536,640 of securities transferred into the Fund as part of an in-kind contribution.

†	Computed using average shares outstanding throughout the year.
124

Mercer Emerging Markets Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout the period)

	Class Y-3
	Year ended 03/31/14		Period Ended 03/31/13(a)

Net asset value at beginning of year	$10.49		$10.00
Net investment income†	0.18		0.10
Net realized and unrealized gain (loss) on investments	(0.46)		0.46

Total from investment operations	(0.28)		0.56

Less dividends and distributions:
From net investment income	(0.19)		(0.06)
From net realized gain on investments	(0.03)		(0.01)

Total dividends and distributions	(0.22)		(0.07)

Net asset value at end of year	$9.99		$10.49

Total investment return(b)	(2.61)%		5.64	%**
Ratios/Supplemental Data:
Net investment income to average net assets	1.77%		1.08	%*
Net expenses to average daily net assets	0.95	%(c)	0.95	%*(c)
Total expenses (before reductions and reimbursements) to average daily net assets	1.04	%(c)	1.15	%*(c)
Portfolio turnover rate	64%		52	%**
Net assets at end of year (in 000’s)	$862,923		$517,085

(a)	The Fund commenced operations on May 1, 2012.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the period shown.
(c)	Includes interest expense that amounts to less than 0.01%.

†	Computed using average shares outstanding throughout the year.

*	Annualized.
**	Not annualized.
125

Mercer Global Low Volatility Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout the period)

	Class Y-3
	Year ended 03/31/14		Period Ended 03/31/13(a)

For a Class Y-3 Share Outstanding Throughout Each Period:
Net asset value at beginning of year	$11.19		$10.00
Net investment income†	0.14		0.07
Net realized and unrealized gain on investments	1.45		1.14

Total from investment operations	1.59		1.21

Less dividends and distributions:
From net investment income	(0.16)		(0.02)
From net realized gain on investments	(0.35)		—

Total dividends and distributions	(0.51)		(0.02)

Net asset value at end of year	$12.27		$11.19

Total investment return(b)	14.40%		12.13	%**
Ratios/Supplemental Data:
Net investment income to average net assets	1.20%		1.62	%*
Net expenses to average daily net assets	0.85	%(c)	0.85	%*
Total expenses (before reductions and reimbursements/recapture) to average daily net assets	0.84	%(c)	1.00	%*
Portfolio turnover rate	46%		12	%**
Net assets at end of year (in 000’s)	$742,641		$301,230

(a)	The Fund commenced operations on November 6, 2012.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the period shown.

(c)	The Fund invests in Underlying Funds and consequently bears its proportionate share of operating expenses of the Underlying Funds. This ratio does not include the expenses of the Underlying Funds.
†	Computed using average shares outstanding throughout the year.

*	Annualized.
**	Not annualized.
126

Mercer Core Fixed Income Fund

Financial Highlights

(For a Class Y-3 share outstanding throughout each period)

	Class Y-3
	Year ended 03/31/14		Year ended 03/31/13	Year ended 03/31/12	Year ended 03/31/11	Year ended 03/31/10

Net asset value at beginning of year	$10.68		$10.58	$10.23	$10.11	$9.00
Net investment income†	0.24		0.27	0.33	0.29	0.40
Net realized and unrealized gain (loss) on investments	(0.19)		0.37	0.46	0.34	0.98

Total from investment operations	0.05		0.64	0.79	0.63	1.38

Less dividends and distributions:
From net investment income	(0.25)		(0.31)	(0.31)	(0.36)	(0.27)
From net realized gain on investments	(0.06)		(0.23)	(0.13)	(0.15)	—

Total dividends and distributions	(0.31)		(0.54)	(0.44)	(0.51)	(0.27)

Net asset value at end of year	$10.42		$10.68	$10.58	$10.23	$10.11

Total investment return(a)	0.44%		6.15%	7.88%	6.25%	15.34%
Ratios/Supplemental Data:
Net investment income to average net assets	2.32%		2.51%	3.13%	2.79%	4.12%
Net expenses to average daily net assets	0.37%		0.37%	0.37%	0.37%	0.37%
Total expenses (before reductions and reimbursements) to average daily net assets	0.43%		0.43%	0.44%	0.45%	0.47%
Portfolio turnover rate	187	%(b)	125%	181%	379%	276%
Net assets at end of year (in 000’s)	$1,076,439		$1,093,253	$1,025,624	$1,043,027	$758,780

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	Excludes treasury dollar roll transactions. The Portfolio turnover rate including treasury dollar roll transactions was 251% for the year ended March 31, 2014.

†	Computed using average shares outstanding throughout the year.
127

Mercer Opportunistic Fixed Income Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Class Y-3
	Period Ended 03/31/14(a)

For a Class Y-3 Share Outstanding Throughout the Period:
Net asset value at beginning of period	$10.00
Net investment income†	0.34
Net realized and unrealized gain on investments	0.35

Total from investment operations	0.69

Less dividends and distributions:
From net investment income	(0.22)
From net realized gain on investments	(0.04)

Total dividends and distributions	(0.26)

Net asset value at end of period	$10.43

Total investment return(b)	7.00	%**
Ratios/Supplemental Data:
Net investment income to average net assets	5.52	%*
Net expenses to average daily net assets	0.90	%*
Total expenses (before reductions and reimbursements) to average daily net assets	1.17	%*
Portfolio turnover rate	28	%**
Net assets at end of period (in 000’s)	$260,581

(a)	The Fund commenced operations on August 21, 2013.

(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the period shown.

†	Computed using average shares outstanding throughout the period.
**	Not annualized.
*	Annualized.

128

If you want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may discuss your questions about the Funds by contacting your plan administrator or recordkeeper or financial advisor. You may obtain free copies of the Funds’ annual and semi-annual reports and the SAI by contacting the Funds directly at 800-428-0980 or visiting the Trust’s Web site, http://www.mercer.com/services/investments/investment-opportunities/fiduciary-management/us-delegated-solutions/mutual-funds-on-offer.html.

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 1-202-551-8090. You may get copies of reports and other information about the Funds:

●	For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520; or

●	Free from the EDGAR Database on the SEC’s Internet Web site at: http://www.sec.gov.

Mercer Funds

Mercer US Large Cap Growth Equity Fund

Mercer US Large Cap Value Equity Fund

Mercer US Small/Mid Cap Growth Equity Fund

Mercer US Small/Mid Cap Value Equity Fund

Mercer Non-US Core Equity Fund

Mercer Emerging Markets Equity Fund

Mercer Global Low Volatility Equity Fund

Mercer Core Fixed Income Fund

Mercer Opportunistic Fixed Income Fund

Prospectus

July 31, 2014

Mercer Funds

Investment Company Act File No. 811-21732

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Mercer Funds

STATEMENT OF ADDITIONAL INFORMATION

July 31, 2014

Mercer Funds (the “Trust”), is an open-end management investment company that currently offers shares in nine separate and distinct series, representing separate portfolios of investments (each individually referred to as a “Fund,” and collectively referred to as the “Funds”). Each Fund has its own investment objective. Each Fund offers interests in four classes of shares: Class S, Class Y-1, Class Y-2, and Class Y-3. The nine Funds and their respective ticker symbols are:

	Class S	Class Y-1	Class Y-2	Class Y-3

Mercer US Large Cap Growth Equity Fund	N/A	N/A	N/A	MLCGX

Mercer US Large Cap Value Equity Fund	N/A	N/A	N/A	MLVCX

Mercer US Small/Mid Cap Growth Equity Fund	N/A	N/A	N/A	MSCGX

Mercer US Small/Mid Cap Value Equity Fund	N/A	N/A	N/A	MSMVX

Mercer Non-US Core Equity Fund	N/A	N/A	N/A	MNCEX

Mercer Emerging Markets Equity Fund	N/A	N/A	N/A	MEMQX

Mercer Global Low Volatility Equity Fund	N/A	N/A	N/A	MGLVX

Mercer Core Fixed Income Fund	N/A	N/A	N/A	MCFIX

Mercer Opportunistic Fixed Income Fund	N/A	N/A	N/A	MOFIX

Mercer Investment Management, Inc. (the “Advisor”), serves as the investment advisor of the Funds.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read only in conjunction with the Funds’ current Prospectuses, each dated July 31, 2014. Portions of the Funds’ Annual Report to Shareholders are incorporated by reference into this SAI. A copy of the Annual Report to Shareholders or a Prospectus may be obtained, without charge, by calling your plan administrator or recordkeeper or financial advisor, or by calling the Trust toll free at 800-428-0980 (in the case of Class S shares) or 1-866-658-9896 (in the case of Class Y shares) or visiting the Trust’s website at http://www.mercer.com/services/investments/investment-opportunities/fiduciary-management/us-delegated-solutions/mutual-funds-on-offer.html. Each Prospectus contains more complete information about the Funds. You should read it carefully before investing.

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GENERAL INFORMATION ABOUT THE TRUST

The Trust is a Delaware statutory trust organized on March 11, 2005. The Trust currently offers shares in the following nine series, representing separate portfolios of investments: Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund, Mercer Global Low Volatility Equity Fund, Mercer Core Fixed Income Fund (formerly, Mercer Core Opportunistic Fixed Income Fund), and Mercer Opportunistic Fixed Income Fund.

Each Fund is currently authorized to offer four classes of shares: Class S shares, Class Y-1 shares, Class Y-2 shares, and Class Y-3 shares (Class Y-1, Class Y-2, and Class Y-3 shares are together, the “Class Y Shares”). As of the date of this SAI, each Fund offers investments in Class Y-3 shares only.

Each Fund, except the Mercer Opportunistic Fixed Income Fund, is classified as “diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). The Mercer Opportunistic Fixed Income Fund is classified as “non-diversified” for purposes of the 1940 Act.

General Definitions

As used throughout this SAI, the following terms shall have the meanings listed:

“1933 Act” shall mean the Securities Act of 1933, as amended.

“1940 Act” shall mean the Investment Company Act of 1940, as amended.

“Administrator” shall mean State Street Bank and Trust Company, which serves as the Funds’ administrator.

“Advisor” shall mean Mercer Investment Management, Inc., which serves as the Funds’ investment advisor.

“Board” shall mean the Board of Trustees of the Trust.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Custodian” shall mean State Street Bank and Trust Company, which serves as the Funds’ custodian.

“Distributor” shall mean MGI Funds Distributors, LLC, which serves as the Trust’s principal underwriter.

“Domestic Equity Funds” shall mean the Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, and Mercer US Small/Mid Cap Value Equity Fund.

“Equity Funds” shall mean the Domestic Equity Funds and the Foreign Equity Funds.

“Foreign Equity Funds” shall mean the Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund, and the Mercer Global Low Volatility Equity Fund.

“Fixed Income Funds” shall mean the Mercer Core Fixed Income Fund and Mercer Opportunistic Fixed Income Fund.

“Funds” shall mean the Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund, Mercer Global Low Volatility Equity Fund, Mercer Core Fixed Income Fund, and Mercer Opportunistic Fixed Income Fund.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“S&P” shall mean Standard & Poor’s Ratings Group.

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“Subadvisor” shall mean a subadvisor to a Fund.

“Trust” shall mean the Mercer Funds, an open-end management investment company registered under the 1940 Act.

INVESTMENT STRATEGIES

In addition to the securities and financial instruments described in the Funds’ Prospectuses, the Funds are authorized to employ certain other investment strategies and to invest in certain other types of securities and financial instruments, as described below. Not every Fund will utilize all of the investment strategies, or invest in all of the types of securities and financial instruments that are listed.

ALL FUNDS

Borrowing

A Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. A Fund also may borrow money for investment purposes. A Fund will not borrow money in excess of 33 1/3% of the value of its total assets. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

Cash and Short-Term Investments

A Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. Government and its agencies and instrumentalities, and banks and finance companies, which may be denominated in any currency.

A Fund may invest a portion of its assets in shares issued by money market mutual funds. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager, pending investment of the Fund’s assets in portfolio securities. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute “cash or cash equivalents” for tax diversification purposes under the Code). When a Fund invests for temporary defensive purposes, such investments may affect the Fund’s ability to achieve its investment objective.

Convertible Securities

Each Fund may invest in convertible securities that generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer’s common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth at market value if converted into the underlying common stock). The market value of convertible securities tends to vary inversely with the level of interest rates: the value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt instruments have greater yields than do shorter-term debt instruments of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security.

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The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder’s claim on assets and earnings are subordinated to the claims of all creditors, but are senior to the claims of common shareholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations generally are rated below other obligations of the company, and many convertible securities either are rated below investment grade or are not rated. See “Lower Rated Debt Securities” in this SAI.

Loans of Portfolio Securities

A Fund may lend its portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents, or irrevocable letters of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities. A Fund may not retain voting rights on securities while they are on loan.

The Funds may participate in a securities lending program under which the Custodian is authorized to lend Fund portfolio securities to qualified institutional investors that post appropriate collateral. The Custodian receives a portion of the interest earned on any reinvested collateral.

Repurchase Agreements

When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer, which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized in accordance with the provisions of Rule 5b-3 under the 1940 Act. The collateral will be marked-to-market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Subadvisor will monitor the value of the collateral. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Fund also may incur disposition costs in connection with liquidating the securities.

Reverse Repurchase Agreements

Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed to be creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price, which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase

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agreement transaction, a Fund’s Subadvisor will earmark or direct the Custodian to designate cash, U.S. government securities, equity securities, and/or investment and non-investment grade debt securities as segregated assets on the Fund’s records or the Custodian’s records in an amount equal to the Fund’s obligations under the transaction. When engaging in (or purchasing) reverse repurchase agreements, when-issued securities, options, futures, forward contracts, dollar rolls or other derivative transactions, a Fund’s Subadvisor will earmark or cause the Custodian to designate on the Fund’s records or the Custodian’s records cash, U.S. government securities, or other liquid portfolio securities, which shall be unencumbered and marked-to-market daily. (Any such assets and securities earmarked or designated as segregated on a Fund’s records, or by the Custodian on its records, are referred to in this SAI as “Segregated Assets.”) Such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Swaps

A Fund may engage in swaps, including, but not limited to, interest rate, currency, credit default, and index swaps, swap options (sometimes referred to as “swaptions”), and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio, to modify the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swap option than the Fund will incur when it purchases a swap option. When a Fund purchases a swap option, the Fund’s risk of loss is limited to the amount of the premium the Fund has paid should it decide to let the swap option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Under Internal Revenue Service rules, any nonperiodic payments received or due under the

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notional principal contract must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. Certain standardized swaps, including certain interest rate and credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free. Clearing may subject the Fund to increased costs or margin requirements.

Whether a Fund’s use of swaps will be successful in achieving the Fund’s investment objective will depend on the Subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. The Funds will enter into swap only with counterparties that meet certain standards of creditworthiness.

If there is a default by the counterparty to an uncleared swap, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap counterparty will be able to meet its obligations pursuant to a swap or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to a swap. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Subadvisor that enters into the swap will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because swaps are bilateral contracts that may be subject to contractual restrictions on transferability and termination, and they may have terms of greater than seven days, swaps may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Advisor and/or Subadvisor may determine that swaps (including swap options) are liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

A Fund also may enter into credit default swaps. The credit default swaps may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises, and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap,

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represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swaps on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rates, serve as an indication of the current status of the payment/performance risk.

Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A Fund will enter into credit default swaps only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor and/or the Subadvisor in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor and/or Subadvisor in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

Like most other investments, swaps are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that the Subadvisor will not accurately forecast future market trends or the values of assets, reference rates, indices, or other economic factors in establishing swap positions for the Fund. If a Subadvisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

In response to turmoil in the financial markets and other market events, federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted in July 2010. Among other things, the Dodd-Frank Act sets forth a new regulatory framework for certain over-the-counter (“OTC”) derivatives, such as swaps, in which the Funds may invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants will be regulated as swap dealers or major swap participants, and are, or will be subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements will be implemented primarily through rules and regulations to be adopted by the SEC and/or the Commodity Futures Trading Commission (“CFTC”). There is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, and temporary exemptions from certain rules and regulations have been granted so that current trading practices will not be unduly disrupted during the transition period.

As discussed above, as of the date of this SAI, central clearing is only required for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central

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clearing. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect a portfolio’s ability to enter into swaps in the OTC market. These developments could cause a portfolio to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Until the mandated rulemaking and regulations are completely implemented, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Funds, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants, and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens, and associated costs. The legislation and rules to be promulgated may exert a negative effect on a Fund’s ability to meet its investment objective, either through limits or requirements imposed on the Fund or its counterparties. Specifically, new position limits imposed on a Fund or its counterparties may affect that Fund’s ability to invest in futures, options, and swaps in a manner consistent with the Fund’s investment objective and strategies. The swap market could be disrupted or limited as a result of the legislation, and the new requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the ability of the Funds to buy or sell OTC derivatives.

Futures

A Fund may enter into contracts for the purchase or sale for future delivery of securities, indices, and foreign currencies.

A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date.

When a Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Thereafter, a “variation margin” may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. A Fund also may effect futures transactions through futures commission merchants that are affiliated with the Advisor, a Subadvisor, or the Fund in accordance with procedures adopted by the Board.

A Fund may enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the CFTC for sale to customers in the United States, on foreign exchanges. In addition, a Fund may sell stock index futures in anticipation of, or during, a market decline to attempt to offset the decrease in the market value of the Fund’s common stocks that might otherwise result, and a Fund may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

While futures contracts generally provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

A Fund may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest, or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the Fund’s portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it

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otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. A Fund also may enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts, or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates that would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value that the Fund has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund has insufficient cash, the Fund may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Options

A Fund may purchase and write call or put options on foreign or U.S. securities and indices and enter into related closing transactions. A Fund also may purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

A Fund may invest in options that either are listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund’s ability to effectively hedge its securities. A Fund will only invest in such options to the extent consistent with its 15% limitation on investments in illiquid securities.

Purchasing Call Options—A Fund may purchase call options on securities. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter its portfolio characteristics and modify its portfolio maturities without incurring the cost associated with transactions.

A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although a Fund generally will purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss, which will be short-term unless the option was held for more than one year.

Covered Call Writing—A Fund may write covered call options from time to time on such portions of its portfolio, without limit, as a Subadvisor determines is appropriate in seeking to achieve the Fund’s

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investment objective. The advantage to a Fund of writing covered calls is that the Fund receives a premium, which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period for a covered call option, the writer may be assigned an exercise notice by the broker-dealer through which such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions ordinarily will be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss also may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security, plus the amount of the premium on the option less the commission paid.

A Fund will write call options only on a covered basis. A call option written by a Fund is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Custodian) upon conversion or exchange of other securities held by the Fund. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written, or (ii) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Custodian.

Purchasing Put Options—A Fund also may purchase put options. A Fund will, at all times during which it holds a put option, own the security covered by such option.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Funds intend to purchase put options, at the discretion of the Subadvisors, in order to protect against declines in the market values of the underlying securities below the exercise prices less the premiums paid for the options (“protective puts”). The ability to purchase put options will allow a Fund to protect unrealized gains in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

A Fund may sell a put option purchased on individual portfolio securities. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of

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an outstanding option, liquidates the Fund’s position by selling an option of the same series as the option previously purchased.

Writing Put Options—A Fund also may write put options on a secured basis, which means that the Custodian will maintain a Fund’s Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets will be adjusted on a daily basis to reflect changes in the market prices of the securities covered by the put option written by the Fund. Secured put options generally will be written in circumstances where a Subadvisor wishes to purchase the underlying security for a Fund’s portfolio at a price lower than the current market price of the security. In such event, a Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price the Fund is willing to pay.

Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after the Fund has been notified of the exercise of the option.

Index Options

A Fund may purchase exchange-listed call options on stock and fixed income indices, and sell such options in closing sale transactions for hedging purposes. A Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or a particular market segment. A Fund also may purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase, pending its ability to invest in such securities.

In addition, a Fund may purchase put options on stock and fixed income indices, and sell such options in closing sale transactions. A Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Fund from a decline in value of heavily weighted industries in the Fund’s portfolio. Put options on stock and fixed income indices also may be used to protect a Fund’s investments in the case of one or more major redemptions.

A Fund also may write (sell) put and call options on stock and fixed income indices. While the option is open, a Fund will maintain Segregated Assets with the Custodian in an amount equal to the market price of the option.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in U.S. dollars times a specified multiplier (the “multiplier”). The indices on which options are traded include both U.S. and non-U.S. markets.

Special Risks of Options on Indices

A Fund’s purchase of options on indices will subject it to the risks described below.

Because the value of an index option depends upon movements in the level of the index, rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices is subject to a Subadvisor’s ability to predict correctly the direction of movements in the market generally or in a particular industry or market segment. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted, causing the trading of options on that index to be halted. If a trading halt occurred, a Fund

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would not be able to close out options that it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Fund holds an index option and exercises it before final determination of the closing index value for that day, the Fund runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall “out-of-the-money,” a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Warrants

Warrants essentially are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of a Fund’s entire investment therein).

Rule 144A and Illiquid Securities

A Fund may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional investors.

The Board has instructed each Subadvisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A for a Fund: (i) the security can be sold within seven days at approximately the same amount at which the security is valued by the Fund; (ii) there is reasonable assurance that the security will remain marketable throughout the period the security is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency, in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a “regular way” for the type of security at issue; and (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the 1940 Act, there is a sufficient market of “qualified purchasers” (as defined in the 1940 Act) to assure that the security will remain marketable throughout the period the security is expected to be held by the Fund. Though the Board delegates the day-to-day functions to the Subadvisors, the Board will continue to monitor, oversee, and periodically review the Subadvisors’ selections of Rule 144A securities, as well as the Subadvisors’ determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Such illiquidity might prevent the sale of such a security at a time when the Subadvisor might wish to sell. After the purchase of a security under Rule 144A, however, the Board and the Subadvisor will continue to monitor the liquidity of that security to ensure that the Fund has no more than 15% of its net assets invested in illiquid securities.

The lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which

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could vary from the amount that Fund could realize upon disposition. If institutional trading in restricted securities were to decline to limited levels, the liquidity of a Fund could be adversely affected.

A Fund will limit its investments in securities that the Fund is restricted from selling to the public without registration under the 1933 Act and other illiquid securities to no more than 15% of the Fund’s net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to policies and procedures adopted by the Board.

If a Subadvisor determines that a security purchased for a Fund in reliance on Rule 144A that was previously determined to be liquid, is no longer liquid and, as a result, the Fund’s holdings of illiquid securities exceed the Fund’s 15% limitation on investments in such securities, the Subadvisor will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation, including disposing of illiquid assets, which may include such Rule 144A securities. High yield securities are generally less liquid than other types of securities.

Investment Company Securities

Securities of other investment companies may be acquired by a Fund to the extent that such purchases are consistent with the Fund’s investment objective and restrictions and are permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. The 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a Fund would bear, along with the investment company’s other shareholders, the Fund’s pro rata portion of the investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses that the Fund would bear in connection with its own operations.

Private Investment Funds (Mercer Global Low Volatility Equity Fund)

The Fund may invest to a limited extent in private investment funds. Such funds are not registered under the Investment Company Act and are therefore not subject to the extensive regulatory requirements it imposes. Investments in private funds may be highly speculative and volatile. Private investment funds typically do not disclose the contents of their portfolios, which may make it difficult for the Funds to independently verify the value of an investment in a private investment fund. In addition, the Fund may not be able to withdraw an investment in a private investment fund except at certain designated times, presenting the risk that the Fund would not be able to withdraw from a private investment fund as soon as desired, especially during periods of volatility in markets in which such a private investment fund invests. Investments in private investment funds may be subject the Fund’s limitations on investments in “illiquid securities.”

Exchange-Traded Funds (“ETFs”)

Subject to the limitations on investment in investment company securities and a Fund’s own investment objective, a Fund may invest in ETFs that currently are operational and that may be developed in the future. ETFs are passively managed investment companies that generally trade on the New York Stock Exchange or another exchange and are designed to track or replicate a desired index, such as a sector, market, or global segment. ETFs are subject to the risks of an investment in a broadly based portfolio of securities. These securities generally bear certain operational expenses. To the extent that a Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Certain Funds may invest in ETFs, which are investment companies or special purpose trusts whose primary objective is to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Most ETF shares are sold initially in the primary market in

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units of 50,000 or more (“creation units”). A creation unit represents a bundle of securities (or other assets) that replicates, or is a representative sample of, the ETF’s holdings and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying holdings.

The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying holdings. A Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risks as investment companies, as described above. Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. ETFs tracking the return of a particular commodity (e.g., gold or oil) are of course exposed to the volatility and other financial risks relating to commodities investments.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

Gold and Other Precious Metals (Mercer Global Low Volatility Equity Fund)

The Fund may invest in ETFs that hold gold or track the price of gold or gold-related issues. Each is therefore susceptible to specific political and other risks affecting the price of gold and other precious metals. The price of gold has been subject to substantial upward and downward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing or dealing in gold, and, accordingly, the value of the Fund’s investments in such securities also may be affected.

Substantial Ownership Positions (Mercer Global Low Volatility Equity Fund)

The Fund may accumulate substantial positions in the securities or even gain control of individual companies. At times, the Fund also may seek the right to designate one or more persons to serve on the boards of directors of companies in which they invest. The designation of directors and any other exercise of management or control could expose the assets of the Fund to claims by the underlying company, its security holders and its creditors. Under these circumstances, the Fund might be named as a defendant in a lawsuit or regulatory action. The outcome of such disputes, which may affect the value of the Fund’s positions, may be difficult to anticipate and the possibility of successful claims against the Fund that would require the payout of Fund assets to the claimant(s) cannot be precluded.

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Master Limited Partnerships (Mercer Global Low Volatility Equity Fund)

The Fund may invest in Master Limited Partnerships (“MLPs”). An MLP is a public limited partnership. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership and include more flexible governance structures, which could result in less protection for the MLP investor than investors in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be.

Oil and Gas Investments (Mercer Global Low Volatility Equity Fund)

The Fund may invest in oil and gas related assets, including oil royalty trusts that are traded on national securities exchanges (but subject to limits on purchasing and selling physical commodities as set out in the Fund’s fundamental investment restrictions). Oil royalty trusts are income trusts that own or control oil and gas operating companies. Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unit holders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unit holders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.

Issuer Location

A Fund considers a number of factors to determine whether an investment is tied to a particular country, including whether: the issuer is organized under the laws of, or maintain their principal places of business in, a particular country; the investment has its principal trading market in a particular country; the investment is issued or guaranteed by the government of a particular country, any of the government’s agencies, political subdivisions, or instrumentalities, or the central bank of such country; the investment is denominated in the currency issued by a particular country; the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a particular country or have at least 50% of their assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

Short Sales

A Fund may from time to time sell securities short. In the event that a Subadvisor anticipates that the price of a security will decline, the Fund may sell the security short and borrow the same security from a broker or other institution to complete the sale. A Fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include the risk that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a Fund may be unable to replace a borrowed

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security sold short. Regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Fund to fully implement its short selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.

When-Issued Securities

A Fund may purchase securities offered on a “when-issued” or “forward delivery” basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining its net asset value. The market value of a when-issued or forward delivery security may be more or less than the purchase price. The Trust and the Advisor do not believe that a Fund’s net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Custodian will maintain Segregated Assets equal in value to commitments for when-issued or forward delivery securities. The Segregated Assets maintained by a Fund with respect to any when-issued or forward delivery securities shall be liquid, unencumbered, and marked-to-market daily, and such Segregated Assets shall be maintained in accordance with pertinent SEC positions.

Participation Notes

A Fund may invest in participation notes. Participation notes are unsecured, bearer securities typically issued by financial institutions, the return of which generally is linked to the performance of the underlying listed shares of a company in an emerging market (for example, the shares in a company incorporated in India and listed on the Bombay Stock Exchange). Participation notes are often used to gain exposure to securities of companies in markets that restrict foreign ownership of local companies.

The terms of participation notes vary widely. Investors in participation notes do not have or receive any rights relating to the underlying shares, and the issuers of the notes may not be obligated to hold any shares in the underlying companies. Participation notes are not currently regulated by the governments of the countries upon which securities the notes are based.

These instruments, issued by brokers with global registration, bear counterparty risk and may bear additional liquidity risk.

Trust Preferred Securities (“TruPS”)

A Fund may invest in TruPS. TruPS are cumulative preferred stock, typically issued by banks and other financial institutions, the return of which generally is linked to the interest and/or principal payments of underlying subordinated debt, which typically has an initial maturity of at least 30 years and may be redeemed by the issuer after five years at a premium. Dividends are paid quarterly or semi-annually and may be deferred for at least five years without creating an event of default or acceleration. The Federal Reserve permits up to 25% of a bank holding company’s tier 1 capital to be in this form of security. As a result of the tax deductibility and treatment as tier 1 capital, TruPS have characteristics of both debt and equity.

Foreign Securities

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Funds’ Prospectuses, which are not typically associated with investing in U.S. issuers. Since the securities of foreign companies are frequently denominated in foreign currencies, and since the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, the

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Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations or the imposition of trade sanctions and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit them to enter into forward foreign currency exchange contracts, futures, options, and interest rate swaps in order to hedge portfolio holdings and commitments against changes in the level of future currency rates. To the extent a Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund’s performance may be adversely affected by the economic, political, and social conditions in those countries and the Fund may be subject to increased price volatility.

Emerging Markets Investments

A Fund, subject to its investment strategies and policies, may invest in emerging markets investments, which have exposure to the risks discussed above relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.

Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets.

Emerging market debt securities may be more volatile, less liquid and more difficult to value than debt securities economically tied to developed foreign countries. If a Fund’s investments need to be liquidated quickly, the Fund could sustain significant transaction costs. Further, investing in emerging market debt securities may present a greater risk of loss resulting from problems in security registration and custody or substantial economic, social, or political disruptions. In addition, rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Funds could lose money.

Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Emerging securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.

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Structured Products

Structured products generally are individually negotiated agreements that are organized and operated to restructure the investment characteristics of the underlying securities. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Although a Fund’s purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund’s limitations related to borrowing and leverage. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

Other types of structured products may include baskets of credit default swaps referencing a portfolio of high-yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments.

Certain issuers of structured products may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there may not be an active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid.

Momentum Style Risk

Investing in securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy may suffer.

Forward Foreign Currency Contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values.

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The Funds will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund’s custodian or a sub-custodian will maintain Segregated Assets in an amount equal to the contract’s full, notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, the Fund’s custodian or a sub-custodian will maintain Segregated Assets in an amount equal to the net amount owed by the Fund.

Non-Deliverable Forwards

The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction. The Fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political, and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

Options on Foreign Currencies

The Funds may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage their exposure to changes in currency exchange rates. The Funds also may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the U.S. dollar price of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

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Conversely, where a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the U.S. dollar price of such securities, the Fund may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Fund to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options, which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of the Fund’s portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates.

The Funds also may engage in options transactions for non-hedging purposes. A Fund may use options transactions to gain exposure to a currency when a Subadvisor believes that exposure to the currency is beneficial to the Fund but believes that the securities denominated in that currency are unattractive.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund’s Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund’s Custodian.

With respect to writing put options, at the time the put is written, the Fund’s Custodian will maintain Segregated Assets in an amount equal in value to the amount the Fund will be required to pay upon exercise of the put. The Segregated Assets will be maintained until the put is exercised, has expired, or the Fund has purchased a closing put of the same series as the one previously written.

EQUITY FUNDS

Equity Securities

Each Equity Fund, as well as the Mercer Opportunistic Fixed Income Fund, may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common

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stock, securities (such as warrants or rights) that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts (together, “Depositary Receipts”). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States.

Depositary Receipts

A Fund, subject to its investment strategies and policies, may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk. ADRs, EDRs and GDRs may be sponsored or unsponsored. The issuer of a sponsored receipt typically bears certain expenses of maintaining the depositary receipt facility. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Holders of unsponsored receipts generally bear all the costs of the depositary receipt facility. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications. The Mercer Emerging Markets Equity Fund may treat certain ADRs as emerging market investments for purposes of compliance with its investment strategy and policies.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) pool investors’ funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs, or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing, and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

A shareholder in a Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder’s proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. The organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. REITs also are subject to interest rate risks. When interest rates decline, the value of REIT’s investments in fixed-rate obligations can be expected to rise. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagers elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and

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may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain its exemption from registration under the 1940 Act. Finally, a Fund may invest in private REITs, which are not traded on a national securities exchange. As such, these products are generally illiquid. Private REITs are also generally harder to value and may bear higher fees than public REITs.

Private Equity Investments in Public Equity

The Funds may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPEs”). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

FIXED INCOME FUNDS

U.S. Government Obligations

A portion of each Fund may be invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some of the obligations purchased by a Fund are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of Ginnie Mae, the Small Business Administration, the Maritime Administration, the Farmers Home Administration and the Department of Veterans Affairs.

While the obligations of many of the agencies of the U.S. Government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. Government. Some of the agencies are indirectly backed by their right to borrow from the U.S. Government, such as the Federal Financing Bank and the U.S. Postal Service. Other agencies and instrumentalities of the U.S. Government have historically been supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury’s authority to purchase their outstanding debt obligations. Instrumentalities of the U.S. Government include, among others, the Federal Home Loan Banks, the Federal Farm Credit Banks, Fannie Mae, and Freddie Mac. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac into conservatorship and has since increased its support of these two instrumentalities through substantial capital commitments and enhanced liquidity measures, which include a line of credit. The U.S. Treasury also extended a line of credit to the Federal Home Loan Banks. Congress has been considering proposals to reduce the U.S. Government’s role in the mortgage market and whether to wind down Fannie Mae and Freddie Mac. The proposals include, among others, whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure and corporate governance matters, which may have an adverse effect on these entities. As a result, the future for Fannie Mae and Freddie Mac is uncertain, as is the impact of such proposals, actions and investigations on the Fund’s investments in securities issued by Fannie Mae and Freddie Mac. No assurance can be given that the U.S. Government would provide continued support to instrumentalities, and these entities’ securities are neither issued nor guaranteed by the U.S. Treasury. Furthermore, with respect to the U.S. government securities purchased by a Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor do they extend to the value of a Fund’s shares. A Fund may invest in these securities if it believes they offer an expected return commensurate with the risks assumed.

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The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause declines in the valuation of currencies, and can prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns.

In August 2011, S&P lowered its long-term credit rating on the United States. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and volatility. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by another sovereign credit rating downgrade.

Municipal Bonds

Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which may, in the opinion of bond counsel to the issuer at the time of issuance, be exempt from federal and/or state income tax. Municipal bonds include securities from a variety of sectors, each of which has unique risks. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds.

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality.

Like other debt securities, municipal bonds are subject to credit risk, interest rate risk and call risk. Obligations of issuers of municipal bonds generally are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. However, the obligations of certain issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, municipal bonds may result in, among other things, the municipal bonds being cancelled without repayment or repaid only in part. In addition, Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Litigation and natural disasters, as well as adverse economic, business, legal, or political developments, may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds.

To the extent that a Fund invests in California municipal securities, it will be more vulnerable to events adversely affecting the state of California, including economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California’s municipal issuers. A negative change in any one of

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these or other areas could affect the ability of California municipal issuers to meet their obligations. Since 2008, the state’s economy and fiscal condition have deteriorated significantly, resulting in large budget deficits. While California’s economy is relatively diverse and thereby less vulnerable to events affecting a particular industry, it continues to be affected by serious fiscal conditions and voter-passed initiatives limit the state’s ability to raise revenues, particularly with respect to real property taxes. California’s economy also may be affected by natural disasters, such as earthquakes or fires.

Eurodollar Securities

A Fund may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in U.S. dollars.

Lower Rated Debt Securities

Fixed income securities rated lower than Baa by Moody’s or BBB by S&P, or, if not rated by Moody’s or S&P, a comparable rating from another nationally recognized statistical ratings organization, or determined to be of equivalent credit quality by a Subadvisor, are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities (“lower rated debt securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower rated debt securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations, or similar events. Also, lower rated debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal. Certain convertible securities also may be rated below investment grade. The risks posed by securities issued under such circumstances are substantial. Investments in lower rated debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but also typically entail greater potential price volatility and principal and income risk.

In the past, the high yields from lower rated debt securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on lower rated debt securities in the future. Issuers of these securities often are highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by an issuer is significantly greater for the holders of lower rated debt securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower rated debt securities will be influenced not only by changing interest rates, but also by the bond market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated debt securities may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates. Especially at such times, trading in the secondary market for lower rated debt securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated debt securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated debt securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated debt securities’ prices may become more volatile and the Fund’s ability to dispose of particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, may be adversely affected.

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Lower rated debt securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.

Besides credit and liquidity concerns, prices for lower rated debt securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings, such as takeovers or mergers. Such legislation could significantly depress the prices of outstanding lower rated debt securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including risk of untimely interest and principal payment, default, price volatility and may present problems of liquidity, valuation, and currency risk.

Defaulted Securities. The Funds may invest in securities or debt of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated may not compensate the Fund adequately for the risks assumed. A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties, is unusually high. The Funds may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

There is no assurance that the Advisor any Subadvisor will correctly evaluate the intrinsic values of the distressed companies in which the Funds may invest. There is also no assurance that the Advisor or any Subadvisor will correctly evaluate how such value will be distributed among the different classes of creditors, or that the Advisor or any Subadvisor will have properly assessed the steps and timing thereof in the bankruptcy or liquidation process. Any one or all of such companies may be unsuccessful in their reorganization and their ability to improve their operating performance. Also, such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. The Fund may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor.

This may subject the Funds to litigation risks or prevent the Funds from disposing of securities. In a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Funds will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them.

Trade Claims. A Fund may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. Trade claims offer investors the potential for profits since they are sometimes purchased at a significant discount from face value and, consequently, may generate capital

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appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.

Inflation Protected Securities

Inflation protected securities are debt securities whose principal and/or interest payments are periodically adjusted according to the rate of inflation, unlike debt securities that make fixed principal and interest payments. Inflation protected securities include Treasury Inflation Protected Securities (“TIPS”), which are securities issued by the U.S. Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease. The U.S. Treasury guarantees repayment of the original TIPS principal upon maturity, as adjusted for inflation. However, the current market value of TIPS is not guaranteed, and will fluctuate. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Other issuers of inflation protected debt securities include other U.S. government agencies or instrumentalities, corporations, and foreign governments, which may or may not guarantee the repayment of the originally issued principal amount. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation linked securities. While inflation linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in an inflation protected security may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Pay-In-Kind Bonds

A Fund may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. A Fund will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

Mortgage-Backed Securities, Mortgage Pass-Through Securities, and Collateralized Mortgage Obligations (“CMOs”)

A Fund also may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. A Fund also may invest in debt securities that are secured with collateral consisting of mortgage-backed securities, such as CMOs, and in other types of mortgage-related securities.

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The principal issuers of mortgage-related securities are Ginnie Mae, Fannie Mae, and Freddie Mac. The type of government guarantees, if any, supporting mortgage-related securities depends on the issuers of the securities. The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae is backed by Ginnie Mae and the full faith and credit of the U.S. Government. These guarantees, however, do not apply to the market value of Fund shares. Also, securities issued by Ginnie Mae and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not “full faith and credit” obligations. Certain obligations, such as those issued by the Federal Home Loan Banks, are supported by the issuer’s right to borrow from the U.S. Treasury, while others, such as those issued by Fannie Mae, are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities and reduce returns. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

Fannie Mae and Freddie Mac are U.S. government-sponsored corporations and are subject to regulation by the Office of Federal Housing Enterprise Oversight. Both issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. The U.S. Department of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations, and the U.S. Government has, in the past, provided financial support to Fannie Mae and Freddie Mac with respect to their debt obligations. However, no assurance can be given that the U.S. Government will always do so or would do so yet again. Congress has been considering proposals to reduce the U.S. Government’s role in the mortgage market and whether to wind down Fannie Mae and Freddie Mac. The proposals include, among others, whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure and corporate governance matters, which may have an adverse effect on these entities. As a result, the future for Fannie Mae and Freddie Mac is uncertain, as is the impact of such proposals, actions and investigations on the Funds’ investments in securities issued by Fannie Mae and Freddie Mac.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing, or foreclosure, net of fees or costs that may be incurred. Some mortgage-backed securities (such as securities issued by Ginnie Mae) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As a Fund receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the “accrued market discount.”

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Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to their face value will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A Fund may elect to accrue market discount or amortize premium notwithstanding the amount of principal received. Such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, a Subadvisor determines that the securities meet a Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable.

A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae and their income streams.

CMOs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. Government. Such instruments also tend to be more sensitive to interest rates than U.S. government-issued CMOs. For federal income tax purposes, a Fund will be required to accrue income on CMOs using the “catch-up” method, with an aggregate prepayment assumption.

Dollar Rolls

A Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. A Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. A Fund also could be compensated through receipt of fee income. The Funds intend to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board, or with member banks of the Federal Reserve. The Trust does not believe a Fund’s obligations under dollar rolls are senior securities and accordingly, the Funds, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to their respective borrowing or senior securities restrictions. In

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addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

To-Be-Announced Securities

A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools that will constitute that Ginnie Mae pass-through security to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. A Fund and the seller would agree upon the issuer, interest rate, and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages maybe less favorable than anticipated by the Fund.

Other Mortgage-Backed Securities

The Advisor and the Subadvisors expect that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor and the Subadvisors will, consistent with each Fund’s investment objective, policies, and quality standards, consider the appropriateness of making investments in such new types of mortgage-related securities.

Asset-Backed Securities

A Fund may invest a portion of its assets in debt obligations known as “asset-backed securities.” Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans, and leases).

The credit quality of asset-backed securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, a Fund will be required to accrue income on pay-through asset-backed securities using the “catch-up” method, with an aggregate prepayment assumption.

The credit quality of asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets that, in turn, may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as “pass-through certificates” or “collateralized obligations.”

Due to the shorter maturity of the collateral backing asset-backed securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile

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receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Each Fixed Income Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ Prospectuses (i.e., credit risk and interest rate risk). CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the securities may produce unexpected investment results.

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Equipment Trust Certificates

A Fund may invest in equipment trust certificates. The proceeds of such certificates are used to purchase equipment, such as railroad cars, airplanes, or other equipment, which in turn serve as collateral for the related issue of certificates. The equipment subject to a trust generally is leased by a railroad, airline, or other business, and rental payments provide the projected cash flow for the repayment of equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

Zero Coupon and Delayed Interest Securities

A Fund may invest in zero coupon or delayed interest securities, which pay no cash income until maturity or a specified date when the securities begin paying current interest (the “cash payment date”) and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity or cash payment date. The market prices of zero coupon and delayed interest securities generally are more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as the zero coupon convertible securities usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation, entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRS”) and Certificate of Accrual on Treasuries (“CATS”). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

The Federal Reserve program as established by the U.S. Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical

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to the zero coupon securities that the U.S. Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

RECENT MARKET DEVELOPMENTS

Recent events have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign markets have been experiencing increased volatility and turmoil, and it is uncertain whether or for how long these conditions will continue. In response, the U.S. Government and other governments have taken a number of unprecedented actions designed to support certain sovereign governments, financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

OTHER INVESTMENTS

The Board may, in the future, authorize a Fund to invest in securities other than those listed in this SAI and in the Prospectuses, provided such investment would be consistent with the Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to a Fund only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in a Fund’s total assets will not be considered a violation. Each Fund may not:

(i)	Except with respect to the Mercer Opportunistic Fixed Income Fund, purchase the securities of any one issuer (other than the US government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment: (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations;

(ii)	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

(iii)	Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices, or any other financial instruments, and may purchase and sell options on such futures contracts;

(iv)	Issue securities senior to the Fund’s presently authorized shares of beneficial interest, to the extent such issuance would violate applicable law;

(v)	Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan;

(vi)	Borrow money to the extent such borrowing would violate applicable law;
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(vii)	Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies, or securities of other investment companies); and

(viii)	Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

For purposes of calculating industry concentration, a Fund considers both the borrower and institutional seller of a loan participation to be the “issuers” of such loan participation.

MANAGEMENT OF THE TRUST

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Funds.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Advisor, are listed below. The address of the executive officers of the Trust, other than Mr. Nuzum is 99 High Street, Boston, Massachusetts 02110. The address of Mr. Nuzum is 1166 Avenue of the Americas, New York, New York 10036.

Independent Trustees

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Harrison M. Bains, Jr. 99 High Street Boston, MA 02110 (71)	Trustee	Since 2005	Mr. Bains is retired.	9	Mr. Bains is a director of BG Medicine, Inc. and a Trustee of BofA Funds Series Trust (11 portfolios).

Adela M. Cepeda A.C. Advisory, Inc. 150 N. Wacker Drive Suite 2160 Chicago, IL 60606 (56)	Trustee	Since 2005	Ms. Cepeda is Founder and President of A.C. Advisory, Inc. (a financial advisory firm) since 1995.	9	Ms. Cepeda is a director or trustee of: The UBS Funds (19 portfolios); UBS Relationship Funds (25 portfolios); Fort Dearborn Income Securities, Inc. (1 portfolio); SMA Relationship Trust (5 portfolios); Consulting Group Capital Markets Funds (11 portfolios); and Amalgamated Bank of Chicago.

Gail A. Schneider 99 High Street Boston, MA 02110 (65)	Chairperson and Trustee	Chairperson since 2013; Trustee since 2009	Ms. Schneider is a self-employed consultant since 2007. From 2002 to 2007, Ms. Schneider was retired.	9	None

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Interested Trustee

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Richard L. Nuzum** (46)	Trustee, President, and Chief Executive Officer	Since 2010	Mr. Nuzum is President and Global Business Leader of Mercer’s Investment Management Business since 2009. Mr. Nuzum was Americas Business Leader for Mercer Investment Consulting from 2005-2008.	9	Mr. Nuzum is a trustee of Mercer Trust Company and a director of Mercer Investment Management, Inc. Mr. Nuzum served as a director of Mercer Investment Consulting, Inc. from 2005 to 2008.

(1)	Each Trustee holds office for an indefinite term.

*	The “Fund Complex” consists of the Trust, which has nine portfolios.

**	Mr. Nuzum is considered to be an “interested person,” as defined in the 1940 Act, of the Trust due to his relationship with the Advisor.
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Officers

The executive officers of the Trust not named above are:

Name and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Tom Murphy (43)	Vice President	Since 2011	Mr. Murphy is President of Mercer Investment Management, Inc. since 2011. He was Chief Investment Officer of Mercer Investment Management, Inc. from 2011 to 2012. Previously, Mr. Murphy was a Business Leader for Mercer Investment Management in EMEA since 2006.

Richard S. Joseph (49)	Vice President, Treasurer, and Chief Financial Officer	Since 2005	Mr. Joseph is Chief Operating Officer, Mercer Investment Management, Inc. since 2005.

Scott M. Zoltowski (45)	Vice President, Chief Legal Officer, and Secretary	Since 2008	Mr. Zoltowski is a partner of Mercer (US) Inc. and serves as Global Chief Counsel—Investments for Mercer Investment Management, Inc. and Mercer Investment Consulting, Inc. Prior to this, Mr. Zoltowski was Senior Counsel and Vice President for State Street Global Advisors (2006-2008).

Colin Dean (37)	Vice President and Assistant Secretary	Since 2010	Mr. Dean has served as Legal Counsel — Investments for Mercer Investment Management, Inc. since 2010. Prior to that, Mr. Dean was an Associate at Dechert LLP (2007-2010) and Associate Counsel at Affiliated Managers Group, Inc. (2005-2007).

Stan Mavromates (53)	Vice President and Chief Investment Officer	Since 2012	Mr. Mavromates is Vice President and Chief Investment Officer of Mercer Investment Management, Inc. since 2012. He served as Chief Investment Officer of the Massachusetts Pension Reserves Investment Management Board since 2005.

Manny Weiss (65)	Vice President	Since 2010	Mr. Weiss is a Portfolio Manager and Principal of Mercer Investment Management, Inc. since 2009. From 2006 to 2008, Mr. Weiss worked for 21 Capital Group, an affiliate of Old Mutual Asset Management, in Hedge Fund Manager Research and Client Service.

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Name and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years

John Kirby (58)	Vice President	Since 2014	Mr. Kirby is a Portfolio Manager and Principal of Mercer Investment Management, Inc. since 2014. Prior to joining Mercer, he was a Portfolio Manager and Managing Director, Head of US Fixed Income Beta Solutions at State Street Global Advisors from 1997 to 2014.

Mark Gilbert (42)	Vice President and Chief Compliance Officer	Since 2011	Mr. Gilbert is the Chief Compliance Officer — Investments of Mercer Investment Management, Inc. and Mercer Investment Consulting, Inc. since 2011. He previously held the position of Americas Compliance Leader — Investments since 2007.

Larry Vasquez (46)	Vice President	Since 2012	Mr. Vasquez is a Vice President and Portfolio Manager of Mercer Investment Management, Inc. since 2012. Prior to joining Mercer, he was a Portfolio Manager at UBS Global Asset Management, Inc. from 2009 to 2012. Prior to 2009, Mr. Vasquez was a Portfolio Manager at SEI Investments.

+	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

Board Leadership Structure

The Board is responsible for supervising the management of the Trust. The Board currently consists of four Trustees, three of whom are not “interested persons” of the Trust or the Advisor, within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”). The Chairperson of the Board is an Independent Trustee elected by a majority of the Trustees currently in office. As discussed below, the Board has two standing committees, an Audit Committee and a Nominating and Corporate Governance Committee, each of which is comprised solely of Independent Trustees. The Board believes its leadership structure, in which the Chairperson of the Board is not affiliated with the Advisor, is appropriate, in light of the services that the Advisor provides to the Trust and potential conflicts of interest that could arise from these relationships.

Qualifications of Trustees

In addition to the information about the Trustees provided in the table above, the following is a brief discussion of some of the specific experiences, qualifications, attributes, and/or skills of each Trustee that support the Board’s belief, as of the date of this SAI, that he or she should serve as a Trustee of the Trust. The Board believes that the significance of each Trustee’s experience, qualifications, attributes, or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another Trustee) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that the Trustees need to have the ability to critically review, evaluate, question, and discuss information provided to them, and to interact effectively with Trust management, service providers, and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that the Trustees satisfy this standard. Experience relevant to having this ability may be achieved through a

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Trustee’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies, or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating and Corporate Governance Committee contains certain other factors considered by the Committee in identifying and evaluating potential Trustee nominees. To assist the Board in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Advisor, and also may benefit from information provided by the Trust’s and the Advisor’s counsel; both Board and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Harrison M. Bains, Jr. Mr. Bains has experience serving on the Board of the Trust as well as on the boards of other business organizations and investment companies. Mr. Bains has no relationships that would impair his independence to the Trust and has served as an Independent Trustee of the Trust since 2005. Mr. Bains has substantial senior corporate financial management experience. Mr. Bains most recently has served as Vice President and Treasurer of Bristol-Myers Squibb Co., and previously served as a Senior Vice President and Treasurer of RJR Nabisco and as a Senior Vice President of Chase Manhattan.

Adela M. Cepeda. Ms. Cepeda has experience serving on the Board of the Trust as well as on the boards of other investment companies, businesses, and not-for-profit organizations. Ms. Cepeda has no relationships that would impair her independence to the Trust and has served as an Independent Trustee of the Trust since 2005. Ms. Cepeda has significant professional experience with financial transactions. Ms. Cepeda is Founder and President of A.C. Advisory, Inc., a municipal financial advisory firm, and previously chaired the Audit Committee of the board of Wyndham International, Inc.

Gail A. Schneider. Ms. Schneider has served as an Independent Trustee of the Trust since 2009, when she was nominated by the Independent Trustees, based on the recommendation of the Nominating and Corporate Governance Committee, and subsequently elected by shareholders of the Trust. Ms. Schneider’s experience has included serving on the boards of directors of several organizations throughout her career. Ms. Schneider worked for 20 years at JP Morgan Chase & Co., where she was an Executive Vice President. Most recently, Ms. Schneider has worked as a consultant, introducing positive psychology principles into the domains of business and education.

Richard L. Nuzum. Mr. Nuzum was appointed to the Board in 2010 upon the recommendation of the Nominating and Corporate Governance Committee to fill a vacancy on the Board, based on his qualifications and experience. Mr. Nuzum has served as the leader of Mercer’s Investment business in the US since 2012. Mr. Nuzum was President and Global Business Leader of Mercer’s Investments Management Business since 2009. Mr. Nuzum was Americas Business Leader for Mercer Investment Consulting from 2005 - 2008, and Asian Business Leader from 1997 through 2005. Mr. Nuzum also has served as country head with management responsibility for all of Mercer’s lines of business in Singapore, and a sub-regional leader across all of Mercer’s lines of business in Southeast Asia. Mr. Nuzum is a Chartered Financial Analyst and a member of the CFA Institute.

Additional information regarding the general characteristics considered by the Nominating and Corporate Governance Committee of the Board in recommending a Trustee, and any potential nominee to serve as Trustee, may be found below under “Board Committees.”

Board Committees

Mr. Bains, Ms. Cepeda, and Ms. Schneider sit on the Trust’s Audit Committee, and Ms. Cepeda serves as Chairperson of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and the internal control over

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financial reporting of the Trust and certain service providers; (ii) oversee the quality and integrity of each Fund’s financial statements and the independent audit(s) thereof; (iii) oversee or assist Board oversight of the Trust’s compliance with legal and regulatory requirements relating to the Trust’s accounting and financial reporting, internal control over financial reporting, and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, and review and evaluate the qualifications, independence, and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. During the fiscal year ended March 31, 2014, the Audit Committee met two times.

Mr. Bains, Ms. Cepeda and Ms. Schneider sit on the Trust’s Nominating and Corporate Governance Committee. Mr. Bains serves as Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Trustees; (ii) periodically review Independent Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iii) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments, and periodically review the responsibilities and need for all committees of the Board.

While the Nominating and Corporate Governance Committee is solely responsible for the recommendation of Trustee candidates, the Nominating and Corporate Governance Committee may consider nominees recommended by Fund shareholders. The Nominating and Corporate Governance Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, c/o Mercer Investment Management, Inc., 99 High Street, Boston, MA 02110. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. In addition, a nominee must provide such additional information as reasonably requested by the Nominating and Corporate Governance Committee.

In evaluating a person as a potential nominee to serve as a Trustee of the Trust (including any nominees recommended by shareholders), the Nominating and Corporate Governance Committee of the Board considers, among other factors that the Committee may deem appropriate and relevant:

●	the character and integrity of the person;
●	whether or not the person is qualified under applicable laws and regulations to serve as a Trustee of the Trust;
●	whether or not the person has any relationships that might impair his or her independence in serving on the Board such as any business, financial, or family relationships with Trust management, the Advisor and the Subadvisors, Trust service providers, or their affiliates;
●	whether the nomination of the person would be consistent with Trust policy and applicable laws and regulations regarding the number and percentage of the Independent Trustees on the Board;
●	the person’s judgment, skill and experience with investment companies and other organizations of comparable purpose, complexity, and size and subject to similar legal restrictions and oversight;
●	whether or not the person serves on the boards of trustees, or is otherwise affiliated with, other financial service organizations or those organizations’ mutual fund complexes;
●	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Trustee of the Trust;
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●	the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences; and
●	whether the Committee believes the person has the ability to exercise effective business judgment and would act in the best interests of the Trust and its shareholders.

The Nominating and Corporate Governance Committee also may establish specific requirements and/or additional factors to be considered for Board candidates as the Committee deems necessary or appropriate. During the fiscal year ended March 31, 2014, the Nominating and Corporate Governance Committee met two times.

Board’s Role in Risk Oversight

The Board does not have a direct role in the day-to-day risk management of the Trust. Rather, the Board’s role in the management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Advisor, its affiliates, and the Subadvisors, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk, and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairperson, acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Trust’s service providers, including the Advisor’s Chief Investment Officer (or a senior representative of his office), the Trust’s and the Advisor’s Chief Compliance Officer, and the Subadvisors’ portfolio management personnel. The Audit Committee, which oversees the financial reporting of the Trust and its service providers, meets in scheduled meetings with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer, with which the Audit Committee Chairman maintains contact between Committee meetings. The Board also receives periodic presentations from senior personnel of the Advisor, or its affiliates, and the Subadvisors regarding risk management generally, as well as periodic presentations regarding specific operational, compliance, or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research, and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Advisor and other service providers to the Funds have adopted a variety of policies, procedures, and controls designed to address particular risks to the Funds. Different processes, procedures, and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Trust. The Board also receives reports from counsel to the Trust or counsel to the Advisor and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

TRUSTEES’ OWNERSHIP OF FUND SHARES

The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each Trustee as of December 31, 2013:

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Independent Trustees

Harrison M. Bains, Jr.	None	None
Adela M. Cepeda	None	None
Gail A. Schneider	None	None

Interested Trustee

Richard L. Nuzum	None	None

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As of March 31, 2014, the Trustees did not own any securities issued by the Advisor, the Distributor, or a Subadvisor, or any company controlling, controlled by, or under common control with the Advisor, the Distributor, or a Subadvisor.

TRUSTEES’ COMPENSATION

The following table sets forth the compensation earned by the Trustees for the Trust’s fiscal year ended March 31, 2014:

Name	Annual Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From the Trust and Fund Complex Paid to Trustees
Independent Trustees

Harrison M. Bains, Jr.	$86,750	None	$86,750
Adela M. Cepeda	$91,000	None	$91,000
Gail A. Schneider	$88,500	None	$88,500

Interested Trustee

Richard L. Nuzum	None	None	None

No officer of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust. The Trust pays each Independent Trustees an annual retainer of $65,000. In addition, the Trust pays the Chairperson of the Board $15,000 per year, the Chairperson of the Nominating and Corporate Governance Committee $8,000 per year, and the Chairperson of the Audit Committee $10,000 per year. The Trust also pays each Independent Trustee $5,000 per regular in-person Board meeting attended, $3,000 per ad-hoc in-person Board meeting attended, and $1,500 per ad-hoc telephonic Board meeting attended. Each member of the Audit Committee and the Nominating and Corporate Governance Committee additionally receives $2,000 per Committee meeting attended. The Trust also reimburses each Trustee for out-of-pocket expenses incurred in connection with travel to and attendance at Board meetings.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Trust is presumed to control the Trust under the provisions of the 1940 Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust.

As of June 30, 2014, the Trustees and officers of the Trust, as a group, did not own 1% or more of any class of equity securities of any of the Funds.

As of June 30, 2014, the persons listed in the table below owned, beneficially or of record, 5% or more of a class of equity securities of the respective Funds. The address for each of the principal holders identified below is: Attn: Jeremy France, 99 High Street, Boston, Massachusetts 02110.

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Fund/Class of Shares	Principal Holders of Securities	Number of Shares Held	Percentage of the Outstanding Shares of the Class
Mercer US Large Cap Growth Equity Fund Class Y-3	Mercer Collective Trust: Mercer US Large Cap Growth Equity Portfolio	20,235,606.615	74.64%

Mercer US Large Cap Growth Equity Fund Class Y-3	Mercer Global Investments FBO Mercer Canada US Large Cap Growth Fund	5,172,350.471	19.08%

Mercer US Large Cap Value Equity Fund Class Y-3	Mercer Collective Trust: Mercer US Large Cap Value Equity Portfolio	20,804,327.910	74.10%

Mercer US Large Cap Value Equity Fund Class Y-3	Mercer Global Investments FBO Mercer Canada US Large Cap Value Fund	5,443,140.237	19.39%

Mercer US Small/Mid Cap Growth Equity Fund Class Y-3	Mercer Collective Trust: Mercer US Small Mid Cap Growth Equity Portfolio	26,288,122.445	81.99%

Mercer US Small/Mid Cap Growth Equity Fund Class Y-3	Mercer Phoenix Investment Portfolio	2,084,144.404	6.50%

Mercer US Small/Mid Cap Value Equity Fund Class Y-3	Mercer Collective Trust: Mercer US Small Mid Cap Value Equity Portfolio	29,697,907.334	81.97%

Mercer U.S. Small/Mid Cap Value Equity Fund Class Y-3	Mercer Phoenix Investment Portfolio	2,329,141.136	6.43%

Mercer Core Fixed Income Fund Class Y-3	Mercer Collective Trust: Mercer Core Fixed Income Portfolio	73,116,263.792	84.65%

Mercer Core Fixed Income Fund Class Y-3	Mercer Global Investments FBO Intermec Part I Accounts of 401(K) Plan	4,438,916.421	5.14%

Mercer Core Fixed Income Fund Class Y-3	Mercer Global Investments FBO Southern Ohio Medical Center Funded Depreciation	6,032,562.954	6.98%

Mercer Non-US Core Equity Fund Class Y-3	Mercer Collective Trust: Mercer Non US Core Equity Portfolio(1)	153,012,133.765	89.13%

Mercer Global Low Volatility Equity Fund Class Y-3	Mercer Collective Trust - Mercer Global Low Volatility Equity Portfolio	51,399,841.128	84.12%

Mercer Global Low Volatility Equity Fund Class Y-3	Mercer Investment Management, Inc. FBO Mercer Global Low Volatility Equity	8,938,446.541	14.63%

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Fund/Class of Shares	Principal Holders of Securities	Number of Shares Held	Percentage of the Outstanding Shares of the Class
Mercer Emerging Markets Equity Fund Class Y-3	Mercer Collective Trust: Mercer Emerging Markets Equity Portfolio	71,213,214.377	77.16%

Mercer Emerging Markets Equity Fund Class Y-3	Mercer Investment Management FBO Mercer Emerging Markets Fund	12,366,918.128	13.40%

Mercer Opportunistic Fixed Income Fund Class Y-3	Mercer Global Investments FBO Trust Fund for the People of the Republic of Micronesia	6,331,625.522	22.37%

Mercer Opportunistic Fixed Income Fund Class Y-3	Mercer Investment Management FBO Trust Fund for the People of the Republic of the Marshall Islands	3,914,700.022	13.83%

Mercer Opportunistic Fixed Income Fund Class Y-3	Mercer Collective Trust: Mercer Opportunistic Fixed Income Portfolio	16,888,474.557	59.67%

(1)	Mercer Collective Trust: Mercer Non-US Core Equity Portfolio owned shares representing 28.18% of the outstanding beneficial interest of the Trust and, therefore, may be presumed to control the Trust.

INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING, AND OTHER SERVICE ARRANGEMENTS

Investment Advisor

Mercer Investment Management, Inc. a Delaware corporation located at 99 High Street, Boston, Massachusetts 02110, serves as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc., a global professional services firm, organized as a Delaware corporation. The Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) with the SEC.

The Advisor provides investment advisory services to each Fund pursuant to the Investment Management Agreement, dated July 1, 2005, between the Trust and the Advisor (the “Management Agreement”). Pursuant to the Management Agreement, the Trust employs the Advisor generally to manage the investment and reinvestment of the assets of the Funds. In so doing, the Advisor may hire one or more Subadvisors for each Fund to carry out the investment program of the Fund (subject to the approval of the Board). The Advisor continuously monitors each Subadvisor’s management of the relevant Funds’ investment operations in accordance with the investment objectives and related policies of the relevant Funds, and, (where appropriate) administers the investment programs of the Funds. The Advisor furnishes periodic reports to the Board regarding the investment programs and performance of the Funds.

The Advisor is responsible for paying its expenses. The Trust pays the following expenses: the maintenance of its corporate existence; the maintenance of its books, records, and procedures; dealing with shareholders of the Funds; the payment of dividends; transfer of stock, including issuance,

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redemption, and repurchase of shares; preparation and filing of such forms as may be required by the various jurisdictions in which the Funds’ shares may be sold; preparation, printing, and mailing of reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and state and federal registration fees.

Pursuant to the Management Agreement, each Fund pays the Advisor a fee for managing the Fund’s investments that is calculated as a percentage of the Fund’s assets under management. The table below provides the total advisory fee payable by each Fund:

	Investment Advisory Fee* On Net Assets
Funds	Assets up to $750 million	Assets in excess of $750 million
Mercer US Large Cap Growth Equity Fund	0.55%	0.53%
Mercer US Large Cap Value Equity Fund	0.53%	0.51%
Mercer US Small/Mid Cap Growth Equity Fund	0.90%	0.88%
Mercer US Small/Mid Cap Value Equity Fund	0.90%	0.88%
Mercer Non-US Core Equity Fund	0.75%	0.73%
Mercer Emerging Markets Equity Fund	0.80%	0.78%
Mercer Global Low Volatility Equity Fund	0.75%	0.73%
Mercer Core Fixed Income Fund	0.35%	0.33%
Mercer Opportunistic Fixed Income Fund	0.80%	0.78%

*	Consists of the total advisory fee payable by the Funds to the Advisor. The Advisor is responsible for paying the subadvisory fees.

The Trust, with respect to the Mercer Opportunistic Fixed Income Fund, and the Advisor have entered into a written contractual fee waiver and expense reimbursement agreement (the “expense reimbursement agreement”) pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses in an amount necessary to limit the Fund’s total annual operating expenses to an annual rate (as a percentage of the Fund’s average daily net assets) as set forth in the table below.

Funds	Class S	Class Y-1	Class Y-2	Class Y-3

Mercer Opportunistic Fixed Income Fund	1.40%	1.35%	1.05%	0.90%

Pursuant to the expense reimbursement agreement, the Advisor is entitled to recapture any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such recapture by the Advisor will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. The expense reimbursement agreement with respect to the Mercer Opportunistic Fixed Income Fund will remain in effect through July 31, 2015, and will continue in effect from year to year thereafter unless terminated by the Trust or the Advisor.

Pursuant to an expense reimbursement agreement between the Trust, on behalf of the Funds (except Mercer Opportunistic Fixed Income Fund), which expired effective June 30, 2014, the Advisor is entitled to recapture any fees the Advisor waived and Fund expenses that the Advisor reimbursed for a period of three years following such fee waivers and expense reimbursements. For the year fiscal year ended March 31, 2014, the Advisor recovered $76,000 in reimbursed expenses from the Mercer Global Low Volatiltity Equity Fund.

For the prior three fiscal years, each Fund accrued and paid to the Advisor the following investment advisory fees:

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Fiscal year ended March 31, 2012

Funds	Gross Advisory Fees Earned by the Advisor	Net Advisory Fees Paid After Fee Waiver
Mercer US Large Cap Growth Equity Fund	$2,253,258	$2,000,893
Mercer US Large Cap Value Equity Fund	$2,164,600	$1,875,877
Mercer US Small/Mid Cap Growth Equity Fund	$2,435,841	$2,194,410
Mercer US Small/Mid Cap Value Equity Fund	$2,376,052	$2,139,779
Mercer Non-US Core Equity Fund	$12,030,165	$10,442,208
Mercer Emerging Markets Equity Fund	N/A	N/A
Mercer Global Low Volatility Equity Fund	N/A	N/A
Mercer Core Fixed Income Fund	$3,599,567	$2,914,259
Mercer Opportunistic Fixed Income Fund	N/A	N/A

Fiscal year ended March 31, 2013

Funds	Gross Advisory Fees Earned by the Advisor	Net Advisory Fees Paid After Fee Waiver
Mercer US Large Cap Growth Equity Fund	$2,427,773	$2,194,859
Mercer US Large Cap Value Equity Fund	$2,353,366	$2,136,101
Mercer US Small/Mid Cap Growth Equity Fund	$3,099,641	$2,936,682
Mercer US Small/Mid Cap Value Equity Fund	$3,083,088	$2,926,863
Mercer Non-US Core Equity Fund	$14,126,907	$13,709,493
Mercer Emerging Markets Equity Fund	$2,170,886	$1,649,454
Mercer Global Low Volatility Equity Fund	$723,561	$592,415
Mercer Core Fixed Income Fund	$3,742,910	$3,130,413
Mercer Opportunistic Fixed Income Fund	N/A	N/A

Fiscal year ended March 31, 2014

Funds	Gross Advisory Fees Earned by the Advisor	Net Advisory Fees Paid After Fee Waiver/Recapture
Mercer US Large Cap Growth Equity Fund	$2,238,991	$2,004,257
Mercer US Large Cap Value Equity Fund	$2,174,473	$1,942,050
Mercer US Small/Mid Cap Growth Equity Fund	$3,690,903	$3,647,916
Mercer US Small/Mid Cap Value Equity Fund	$3,541,415	$3,452,545
Mercer Non-US Core Equity Fund	$14,111,420	$14,111,420
Mercer Emerging Markets Equity Fund	$4,987,747	$4,453,998
Mercer Global Low Volatility Equity Fund	$4,744,812	$4,820,812
Mercer Core Fixed Income Fund	$3,722,510	$3,120,074
Mercer Opportunistic Fixed Income Fund	$622,666	$428,987

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Pursuant to the Funds’ expense reimbursement agreement, the Advisor can recapture certain amounts waived or reimbursed over the past three 12-month periods ended July 31, 2014. The following amounts were available for recapture as of July 31, 2014:

	Expenses Reimbursed in
	the 12 Months Ended July 31,
	2012	2013	2014
	Subject to Recapture until
	July 31,
	2015	2016	2017
Mercer US Large Cap Growth Equity Fund	$243,890	$206,394	$248,632
Mercer US Large Cap Value Equity Fund	$268,658	$198,065	$240,121
Mercer US Small/Mid Cap Growth Equity Fund	$240,500	$85,083	$54,175
Mercer US Small/Mid Cap Value Equity Fund	$237,686	$84,500	$103,551
Mercer Non-US Core Equity Fund	$1,321,132	$—	$—
Mercer Emerging Markets Equity Fund	$83,093	$556,088	$556,688
Mercer Global Low Volatility Equity Fund	$—	$131,146	$—
Mercer Core Fixed Income Fund	$661,339	$556,235	$651,589
Mercer Opportunistic Fixed Income Fund	$—	$—	$253,811

Subadvisors and Portfolio Managers

The Advisor has entered into a Subadvisory Agreement with each Subadvisor. Each Subadvisor makes day-to-day investment decisions for the portion of assets of the particular Fund that are allocated to the Subadvisor.

The Advisor recommends one or more Subadvisors for each Fund to the Board based upon the Advisor’s continuing quantitative and qualitative evaluation of each Subadvisor’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Funds are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Subadvisor, and the Advisor does not expect to recommend frequent changes of Subadvisors.

The Subadvisors have discretion, subject to oversight by the Board and the Advisor, to purchase and sell portfolio assets, consistent with the Subadvisors’ respective Funds’ investment objectives, policies, and restrictions, and specific investment strategies developed by the Advisor.

Generally, no Subadvisor provides any services to any Fund except asset management and related administrative and recordkeeping services. However, a Subadvisor or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

The Subadvisors also provide investment management and/or subadvisory services to other mutual funds and also may manage other pooled investment vehicles or other private investment accounts. Although investment decisions for a Fund are made independently from those of other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions are made for a Fund.

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Information about each portfolio manager’s compensation and the other accounts managed by the portfolio manager is included in Appendix C to this SAI. As of the date of this SAI, none of the portfolio managers owned any shares in any of the Funds.

Acadian Asset Management LLC (“Acadian”), located at 260 Franklin Street, Boston MA 02110, serves as a Subadvisor to the Mercer Global Low Volatility Equity Fund. Old Mutual Asset Managers (US) LLC (“OMAM”) owns 100% of the Class A (voting) interest of Acadian. Ownership of the Class B interest, which provides financial participation in the profitability of the firm, is divided, with just over 71% owned by OMAM and the remainder owned by an Acadian Key Employee Limited Partnership. Acadian is registered as an investment adviser under the Advisers Act.

American Century Investment Management, Inc. (“American Century”), located at 4500 Main Street, Kansas City, Missouri 64111, serves as a Subadvisor to the Mercer Non-US Core Equity Fund. American Century is incorporated under the laws of the State of Delaware. American Century is wholly owned by American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.

AQR Capital Management, LLC (“AQR”), located at Two Greenwich Plaza, Greenwich, Connecticut 06830, serves as a Subadvisor to the Mercer Emerging Markets Equity Fund. AQR is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act.

Arrowstreet Capital, Limited Partnership (“Arrowstreet”), located at 200 Clarendon Street, 30th Floor, Boston, Massachusetts 02116, serves as a Subadvisor to the Mercer Non-US Core Equity Fund. Arrowstreet is a discretionary institutional global asset manager that was founded in June 1999. Arrowstreet has been a registered investment adviser with the SEC under the Advisers Act since July 1999. Headquartered in Boston, Massachusetts, Arrowstreet is a private limited partnership that is wholly-owned by its senior management and non-executive directors.

Brandywine Global Investment Management, LLC (“Brandywine”), located at 2929 Arch Street, Suite 800, Philadelphia, PA 19104, serves as a Subadvisor to the Mercer US Large Cap Value Equity Fund. Brandywine is a wholly owned subsidiary of Legg Mason, Inc. Brandywine is an investment adviser registered with the SEC.

Columbia Management Investment Advisers, LLC (“Columbia”), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as a Subadvisor to the Mercer US Large Cap Growth Equity Fund. Columbia is organized under the laws of the State of Minnesota. Columbia is a wholly-owned subsidiary of Ameriprise Financial, Inc., which is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474.

Dodge & Cox, located at 555 California Street, 40th Floor, San Francisco, California 94104, serves as a Subadvisor to the Mercer Core Fixed Income Fund. Dodge & Cox is 100% employee-owned. Dodge & Cox is registered as an investment adviser under the Advisers Act.

First Eagle Investment Management, LLC (“First Eagle”), located at 1345 Avenue of the Americas, New York, NY 10105, serves as a Subadvisor to the Mercer Global Low Volatility Equity Fund. First Eagle is a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”). Based in New York City since 1937, ASB Holdings is the successor firm to two German banking houses—Gebr. Arnhold, founded in Dresden in 1864, and S. Bleichroeder, founded in Berlin in 1803. First Eagle is registered as an investment adviser under the Advisers Act.

Franklin Advisers, Inc. (“Franklin”), located at One Franklin Parkway, San Mateo, California 94403, serves as a Subadvisor to the Mercer Opportunistic Fixed Income Fund. Franklin Advisers is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management

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organization listed on the New York Stock Exchange. Franklin is registered as an investment adviser under the Advisers Act.

HS Management Partners, LLC (“HSMP”), located at 598 Madison Avenue, New York, New York 10022, serves as a subadvisor to the Mercer US Large Cap Growth Equity Fund. HSMP is a Delaware limited liability company that is 100% owned by its partners. HSMP is registered as an investment adviser under the Advisers Act.

Income Research & Management (“IR+M”), located at 100 Federal Street, 30th Floor, Boston, Massachusetts 02110, serves as a Subadvisor to the Mercer Core Fixed Income Fund. IR+M is a Massachusetts business trust founded in 1987 and has been 100% privately owned since its inception in 1987 and remains so today. IR+M is registered as an investment adviser under the Advisers Act.

Investec Asset Management Limited (“Investec”), located at Woolgate Exchange, 25 Basinghall Street, London, UK, EC2V 5HA, serves as a Subadvisor to the Mercer Emerging Markets Equity Fund and the Mercer Opportunistic Fixed Income Fund. Investec is incorporated under the laws of England and Wales. Investec is regulated by the U.K. Financial Conduct Authority and the SEC. Investec is a wholly-owned subsidiary of the Investec Group. Investec is registered as an investment adviser under the Advisers Act.

Jackson Square Partners, LLC (“Jackson Square”), located at 101 California Street, Suite 3750, San Francisco, California 94111, serves as a subadvisor to the Mercer US Small/Mid Cap Growth Equity Fund. Jackson Square, a Delaware limited liability company, is a joint venture between Delaware Investments Advisers Partner, Inc. (“DIAP”), and California Street Partners, LLC, a Delaware limited liability company. DIAP is a subsidiary of a Delaware Investment Advisers, a series of Delaware Management Business Trust, a Delaware statutory trust (“DMBT”). DMBT is a direct wholly owned subsidiary of Delaware Management Holdings, Inc., which, in turn, is an indirect, wholly owned subsidiary, and subject to the ultimate control, of Macquarie Group Ltd. Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment, and funds management services. Jackson Square is registered as an investment adviser under the Advisers Act.

Kleinwort Benson Investors International Ltd (“KBI”), located at Joshua Dawson House, Dawson Street, Dublin 2, Ireland, serves as a Subadvisor to the Mercer Emerging Markets Equity Fund. KBI is a majority-owned subsidiary of Kleinwort Benson Investors Dublin Ltd and is registered as an investment adviser under the Advisers Act.

Lingohr & Partner North America, Inc., (“Lingohr”) located at 1390 E 23rd Avenue, Eugene, Oregon 97403, serves as a Subadvisor to the Mercer Non-US Core Equity Fund. Lingohr is a wholly-owned subsidiary of Lingohr & Partner Asset Management GmbH, an investment adviser registered in Germany. Lingohr is registered as an investment adviser under the Advisers Act.

Massachusetts Financial Services Company (“MFS”), located at 111 Huntington Avenue, Boston Massachusetts 02199, serves as a Subadvisor to the Mercer Non-US Core Equity Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS is registered as an investment adviser under the Advisers Act.

MFG Asset Management (“MFG”), Magellan Asset Management Limited doing business as MFG, located at Level 7, 1 Castlereagh Street, Sydney NSW 2000, Australia, serves as a Subadvisor to the Mercer Global Low Volatility Equity Fund. MFG is a wholly owned subsidiary of Magellan Financial Group Limited (“MFG Financial”), a company listed on the Australian Securities Exchange. MFG Financial was organized in 2006. MFG is registered as an investment adviser under the Advisers Act.

NWQ Investment Management Company, LLC (“NWQ”), located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067, serves as a Subadvisor to the Mercer US Small/Mid Cap Value Equity Fund. NWQ is a subsidiary of Nuveen Investments, Inc., which is owned by Madison Dearborn

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Partners, LLC (a private equity investment firm) and other investors. NWQ is registered as an investment adviser under the Advisers Act.

O’Shaughnessy Asset Management, LLC (“O’Shaughnessy”), located at 6 Suburban Avenue, Stamford, Connecticut 06901, serves as a Subadvisor to the Mercer US Large Cap Value Equity Fund. O’Shaughnessy is 90% employee-owned. The Royal Bank of Canada is a minority stakeholder in the firm, owning a passive member interest. O’Shaughnessy is registered as an investment adviser under the Advisers Act.

Palisade Capital Management, L.L.C. (“Palisade”), located at One Bridge Plaza, Suite 695, Fort Lee, New Jersey 07024, serves as a Subadvisor to the Mercer US Small/Mid Cap Growth Equity Fund. Palisade is a privately owned investment adviser registered under the Advisers Act.

Prudential Investment Management, Inc. (“Prudential”), located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102, serves as a Subadvisor to the Mercer Core Fixed Income Fund. Prudential is an indirect, wholly-owned subsidiary of Prudential Financial, Inc., a publicly held company. Prudential is an SEC-registered investment adviser organized as a New Jersey corporation. Prudential Fixed Income is the primary public fixed income asset management unit within Prudential responsible for sub-advising the Fund.

River Road Asset Management, LLC (“River Road”), located at 462 South Fourth Street, Suite 1600, Louisville, Kentucky 40202, serves as a Subadvisor to the Mercer US Small/Mid Cap Value Equity Fund. River Road is indirectly, majority-owned by Affiliated Managers Group, Inc., and is registered as an investment adviser under the Advisers Act.

Robeco Investment Management, Inc. (“RIM”), located at 909 Third Avenue, New York, New York 10022, serves as a Subadvisor to the Mercer US Large Cap Value Equity Fund. RIM is a wholly-owned subsidiary of the Robeco Group. Robeco is majority owned by ORIX Corporation, a financial services company based in Japan. RIM is registered as an investment adviser under the Advisers Act.

Sands Capital Management, LLC (“Sands Capital”), located at 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209, serves as a Subadvisor to the Mercer US Large Cap Growth Equity Fund. Sands Capital is a Delaware limited liability company that is privately owned by its members and registered as an investment adviser under the Advisers Act.

SSgA Funds Management, Inc. (“SSgA FM”), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as a Subadvisor to the Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund and Mercer Global Low Volatility Equity Fund. SSgA FM is wholly owned by State Street Corporation (“State Street”), a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street. SSgA FM is registered as an investment adviser under the Advisers Act.

Systematic Financial Management, L.P. (“Systematic”), located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, New Jersey 07666, serves as a Subadvisor to the Mercer US Small/Mid Cap Value Equity Fund. Systematic is majority-owned by Affiliated Managers Group, Inc. (“AMG”), a publicly-traded company, and is registered as an investment adviser under the Advisers Act. AMG holds its interest in Systematic through a wholly-owned subsidiary of AMG, Titan NJ LP Holdings, LLC.

The Boston Company Asset Management, LLC (“TBCAM”), located at One Boston Place, Boston, Massachusetts 02108 serves as a Subadvisor to the Mercer US Large Cap Value Equity Fund. TBCAM is a subsidiary of BNY Mellon and TBCAM is an investment adviser registered with the SEC.

Vontobel Asset Management, Inc. (“Vontobel”), located at 1540 Broadway, New York, New York 10036, serves as a Subadvisor to the Mercer Emerging Markets Equity Fund. Vontobel is a wholly owned

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and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, and is registered as an investment adviser under the Advisers Act.

Westfield Capital Management Company, L.P. (“Westfield”), located at One Financial Center, Boston, Massachusetts, 02111, serves as a Subadvisor to the Mercer US Small/Mid Cap Growth Equity Fund. Westfield is 100% employee owned. Westfield is a Delaware limited partnership that is registered as an investment adviser under the Advisers Act.

Administrative, Accounting, and Custody Services

Administrative and Accounting Services. State Street Bank and Trust Company (the “Administrator”), located at 200 Clarendon Street, Boston, Massachusetts 02116, is the administrator of the Funds. The Funds pay the Administrator at the following annual contract rates of the Funds’ average daily net assets for external administrative services: Fund assets up to $20 billion, 1.75%, Fund assets in excess of $20 billion and not more than $25 billion, 1.70%, and Fund assets in excess of $25 billion, 1.60%. These external administrative services include fund accounting, daily and ongoing maintenance of certain Fund records, calculation of the Funds’ net asset values (the “NAVs”), and preparation of shareholder reports. The table below sets forth the total dollar amounts that each Fund paid to the Administrator and its predecessors for administrative services provided during the fiscal years ended March 31:

	2012	2013	2014
Mercer US Large Cap Growth Equity Fund	$127,724	$136,137	$150,612
Mercer US Large Cap Value Equity Fund	$164,044	$120,780	$147,872
Mercer US Small/Mid Cap Growth Equity Fund	$137,428	$185,211	$159,420
Mercer US Small/Mid Cap Value Equity Fund	$131,453	$169,032	$186,207
Mercer Non-US Core Equity Fund	$2,217,088	$1,655,509	$1,489,584
Mercer Emerging Markets Equity Fund	N/A	$705,875	$1,212,249
Mercer Global Low Volatility Equity Fund	N/A	$96,092	$315,817
Mercer Core Fixed Income Fund	$482,154	$518,503	$535,549
Mercer Opportunistic Fixed Income Fund	N/A	N/A	$109,636

The Advisor provides certain internal administrative services to the Class S, Class Y-1, and Class Y-2 shares of the Funds, for which the Advisor is entitled to receive a fee of 0.15%, 0.10%, and 0.05% of the average daily net assets of the Class S, Class Y-1, and Class Y-2 shares of the Funds, respectively. These internal administrative services include attending to shareholder correspondence, requests, and inquiries, and other communications with shareholders; assisting with exchanges and with the processing of purchases and redemptions of shares; preparing and disseminating information and documents for use by beneficial shareholders; and monitoring and overseeing non-advisory relationships with entities providing services to the Class S, Class Y-1, and Class Y-2 shares, including the transfer agent.

For the fiscal years ended March 31, 2012, 2013 and 2014, the Funds did not pay any fees to the Advisor for internal administrative services.

Custody Services. State Street Bank and Trust Company (the “Custodian”), located at 200 Clarendon Street, Boston, Massachusetts 02116, provides custody services for the securities and cash of the Funds. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made, plus a per transaction fee for transactions during the period. The Custodian utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

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Principal Underwriting Arrangements

MGI Funds Distributors, LLC (the “Distributor”), a Delaware limited liability company that is a wholly-owned subsidiary of Foreside Distributors, LLC, located at 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, Pennsylvania 19312, acts as the principal underwriter of each class of shares of the Funds pursuant to an Underwriting Agreement with the Trust. The Underwriting Agreement requires the Distributor to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously.

Separate plans pertaining to the Class S shares and Class Y-1 shares of the Funds have been adopted by the Trust in the manner prescribed under Rule 12b-1 under the 1940 Act (each, respectively, the “Class S Plan” and the “Class Y-1 Plan,” and collectively, the “Plans”) to compensate persons who provide certain marketing services and shareholder services to shareholders of Class S shares and Class Y-1 shares.

Each Plan provides that each Fund shall pay to the Distributor, the Advisor, or their affiliates a fee in an amount or at a rate not to exceed 0.25% on an annual basis of the average daily net asset value of the Class S shares or Class Y-1 shares, as applicable. The Distributor and the Advisor shall use the fees paid to them under the Plans for marketing activities (“Marketing Services”), which may include, among other things, the preparation and distribution of advertisements, sales literature, and prospectuses and reports used for sales purposes, as well as compensation related to sales and marketing personnel and payments to dealers and others for marketing related services. The fees also may be used to compensate dealers and others that have entered into an agreement with the Distributor or the Advisor for Marketing Services that include attracting shareholders to Class S shares or Class Y-1 shares of a Fund, as applicable.

The fees also may be used to pay authorized persons (the “service providers”) who enter into agreements with the Distributor or the Advisor to provide services to shareholders. For purposes of each Plan, “service activities” include any personal services or account maintenance services, which may include but are not limited to: assisting beneficial shareholders with purchase, exchange, and redemption requests; activities in connection with the provision of personal, continuing services to investors in each Fund; receiving, aggregating, and processing purchase and redemption orders; providing and maintaining retirement plan records; communicating periodically with shareholders and answering questions and handling correspondence from shareholders about their accounts; acting as the sole shareholder of record and nominee for shareholders; maintaining account records and providing beneficial owners with account statements; processing dividend payments; issuing shareholder reports and transaction confirmations; providing sub-accounting services for Class Y-1 shares of a Fund held beneficially (in the case of the Class Y-1 Plan); forwarding shareholder communications to beneficial owners; receiving, tabulating, and transmitting proxies executed by beneficial owners; disseminating information about the Fund; and general account administration activities. A service provider is authorized to pay its affiliates or independent third party service providers for performing service activities consistent with each Plan. The Class S Plan 12b-1 fee may be paid to unaffiliated mutual fund supermarkets that maintain investor accounts and provide shareholder servicing and recordkeeping services for holders of Class S shares.

There is no distribution plan with respect to the Funds’ Class Y-2 shares and Class Y-3 shares, and the Funds pay no distribution fees with respect to the shares of those classes.

Rule 12b-1 requires that: (i) the Board of Trustees receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made; (ii) the Board of Trustees, including a majority of the Independent Trustees, approve all agreements implementing the Plan; and (iii) the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

For the fiscal year ended March 31, 2014, no payments were made pursuant to the Class S and Class Y-1 Plans.

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Transfer Agency Services

State Street Bank and Trust Company, located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Trust’s transfer agent (the “Transfer Agent”). With respect to any sub-transfer agent payments that may be made, the Class S, Class Y-1, and Class Y-2 shares of the Funds would incur a fee of 0.10% of the average daily net assets of the Class S, Class Y-1, and Class Y-2 shares of such Fund, respectively.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the independent registered public accounting firm for the Trust.

Legal Counsel

Dechert LLP is legal counsel to the Trust. Stroock & Stroock & Lavan LLP, New York, New York, is legal counsel to the Independent Trustees.

Codes of Ethics

The Trust, the Advisor, the Distributor and each Subadvisor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics apply to the personal investing activities of access persons, as defined by Rule 17j-1, and are designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Under the codes, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes and, in certain cases, to pre-clear securities transactions. Copies of each code are on file with the SEC and available to the public.

Proxy Voting Policies

The Board has delegated to the Advisor the responsibility to vote proxies with respect to the portfolio securities held by the Funds. The Advisor, in turn, has delegated to each Subadvisor the responsibility to vote proxies with respect to portfolio securities held by the portion of a Fund that the Subadvisor advises. The Advisor and each Subadvisor have adopted policies and procedures with respect to voting proxies relating to securities held in client accounts for which the Advisor has discretionary authority. You may obtain information regarding how the Advisor and the Subadvisors voted proxies on behalf of the Funds relating to portfolio securities during the most recent 12-month (or shorter, as applicable) period ended June 30 (i) without charge, upon request, through the Funds’ Web site at http://vds.issproxy.com/SearchPage.php?CustomerID=2845; and (ii) on the SEC’s Web site at http://www.sec.gov or the EDGAR database on the SEC’s Web site. Appendix B to this SAI contains the proxy voting policies (or summaries thereof) of the Advisor and each Subadvisor.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Assets of a Fund are invested by the Subadvisor(s) in a manner consistent with the Fund’s investment objective, strategies, policies, and restrictions, as well as with any instructions the Board may issue from time to time. Within this framework, and subject to the oversight of the Advisor, the Subadvisors are responsible for making all determinations as to the purchase and sale of portfolio securities for a Fund, and for taking all steps necessary to implement securities transactions on behalf of a Fund. When placing orders, the Subadvisors will seek to obtain the best net results, taking into account such factors as price (including applicable dealer spread), size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved.

The Advisor, from time to time, may execute trades with certain unaffiliated third-party brokers in connection with the transition of the securities and other assets included in a Fund’s portfolio when there is a change in Subadvisors for the Fund or a reallocation of assets among the Fund’s Subadvisors. An unaffiliated third-party broker selected by the Advisor or the relevant Subadvisor provides execution and

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clearing services with respect to such trades, as well as transition management support services, and is compensated for such services out of the commissions paid on the trades. All such transactions effected using a transition broker must be accomplished in a manner that is consistent with the Trust’s policy to achieve best net results, and must comply with the Trust’s procedures regarding the execution of Fund transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

The Funds have no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities, nor will the Funds purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

For securities traded in the over-the-counter markets, the Subadvisors deal directly with the dealers who make markets in these securities, unless better prices and execution are available elsewhere. The Subadvisors negotiate commission rates with brokers based on the quality and quantity of services provided in light of generally prevailing rates, and while the Subadvisors generally seek reasonably competitive commission rates, a Fund does not necessarily pay the lowest commissions available. The Board periodically reviews the commission rates and allocation of orders.

The table below sets forth the total dollar amounts of brokerage commissions paid by each Fund during the fiscal years ended March 31:

	2012	2013	2014
Mercer US Large Cap Growth Equity Fund	$247,780	$262,494	$223,342
Mercer US Large Cap Value Equity Fund	$430,436	$390,786	$278,895
Mercer US Small/Mid Cap Growth Equity Fund	$418,063	$480,422	$462,086
Mercer US Small/Mid Cap Value Equity Fund	$276,950	$331,832	$596,553
Mercer Non-US Core Equity Fund	$2,351,931	$1,959,322	$1,899,723
Mercer Emerging Markets Equity Fund	N/A	$550,458	$682,426
Mercer Global Low Volatility Equity Fund	N/A	$96,953	$300,872
Mercer Core Fixed Income Fund	$50,971	$43,735	$69,374
Mercer Opportunistic Fixed Income Fund	N/A	N/A	$560

When consistent with the objectives of best price and execution, business may be placed with broker-dealers who furnish investment research or services to the Subadvisors. The commissions on such brokerage transactions with investment research or services may be higher than another broker might have charged for the same transaction in recognition of the value of research or services provided. Such research or services include advice, both oral and in writing, as to the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. In addition, for the Advisor, such research or services may include advice concerning the allocation of assets among Subadvisors and the suitability of Subadvisors. To the extent portfolio transactions are effected with broker-dealers who furnish research and/or other services to the Advisor or a Subadvisor, the Advisor or Subadvisor receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. Such research or services provided by a broker-dealer through whom the Advisor or a Subadvisor effects securities transactions for a Fund may be used by the Advisor or Subadvisor in servicing all of its accounts. In addition, the Advisor or the Subadvisor may not use all of the research and services provided by such broker-dealer in connection with the Fund.

The table below sets forth the total dollar amounts of transactions and related commissions paid by each Fund during the fiscal year ended March 31, 2014 for transactions directed to a broker because of research or services provided by that broker:

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Funds	Amount of Transactions	Commissions Paid
Mercer US Large Cap Growth Equity Fund	$96,190,748	$30,975
Mercer US Large Cap Value Equity Fund	$240,734,508	$79,237
Mercer US Small/Mid Cap Growth Equity Fund	$138,796,797	$50,262
Mercer US Small/Mid Cap Value Equity Fund	$291,838,331	$66,868
Mercer Non-US Core Equity Fund	$485,218,842	$437,572
Mercer Emerging Markets Equity Fund	$126,042,900	$41,402
Mercer Global Low Volatility Equity Fund	$299,394,927	$24,215
Mercer Core Fixed Income Fund	$0	$0
Mercer Opportunistic Fixed Income Fund	$0	$0

The same security may be suitable for a Fund, another fund, or other private accounts managed by the Advisor or a Subadvisor. Each Subadvisor has adopted policies that are designed to ensure that when a Fund and one or more other accounts of the Subadvisor simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund and the other accounts. The simultaneous purchase or sale of the same securities by a Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

For the fiscal year ended March 31, 2014, each Fund acquired securities of the regular brokers or dealers with which the Fund effected transactions, or the parent companies of such brokers or dealers, as described in the table below.

Fund	Broker or Dealer	Value of Securities
Mercer US Large Cap Growth Equity Fund	JPMorgan Chase & Co.	989,573
	Morgan Stanley & Co., Inc.	1,150,173
	State Street Bank & Trust Co.	4,741,760
Mercer US Large Cap Value Equity Fund	Bank of America	6,850,760
	Citigroup, Inc.	7,742,283
	Goldman Sachs & Co.	2,488,062
	JPMorgan Chase & Co.	10,798,609
	Morgan Stanley & Co., Inc.	1,097,496
	State Street Bank & Trust Co.	8,553,869
Mercer US Small/Mid Cap Growth Equity Fund	State Street Bank & Trust Co.	39,013,109
Mercer US Small/Mid Cap Value Equity Fund	State Street Bank & Trust Co.	31,228,368
Mercer Non-US Core Equity Fund	BNP Paribas Securities	16,853,302
	Credit Suisse First Boston LLC	2,381,610
	State Street Bank & Trust Co.	130,480,030
Mercer Emerging Markets Equity Fund	Barclays Capital, Inc.	1,265,195
	State Street Bank & Trust Co.	96,541,702
Mercer Global Low Volatility Fund	JPMorgan Chase & Co.	742,876
	State Street Bank & Trust Co.	105,674,605
Mercer Core Fixed Income Fund	Bank of America	16,539,059
	Barclays Capital, Inc.	572
	Citigroup Global Markets, Inc.	18,614,347
	Credit Suisse First Boston LLC	173,589
	Goldman Sachs & Co.	4,986,570
	JPMorgan Chase & Co.	25,302,112
	Morgan Stanley & Co., Inc.	3,239,078
	State Street Bank & Trust Co.	87,774,543

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Fund	Broker or Dealer	Value of Securities
Mercer Opportunistic Fixed Income Fund	Bank of America	1,721,959
	JPMorgan Chase & Co.	990,000
	State Street Bank & Trust Co.	18,686,992

Portfolio Turnover

Each Fund is free to dispose of its portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Fund’s investment objective.

Except as otherwise provided in the Prospectuses, the Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover for each Fund shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year, and as of the end of each of the succeeding eleven months and dividing the sum by 13.

A high portfolio turnover rate (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and ultimately by the Fund’s shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. The table below sets forth the annualized portfolio turnover rate for each Fund for the fiscal years ended March 31, 2012, 2013 and 2014:

	2012	2013	2014
Mercer US Large Cap Growth Equity Fund	64%	65%	50%
Mercer US Large Cap Value Equity Fund	109%	59%	45%
Mercer US Small/Mid Cap Growth Equity Fund	95%	54%	67%
Mercer US Small/Mid Cap Value Equity Fund	92%	80%	122%
Mercer Non-US Core Equity Fund	105%	90%	95%
Mercer Emerging Markets Equity Fund	N/A	N/A	64%
Mercer Global Low Volatility Equity Fund	N/A	N/A	46%
Mercer Core Fixed Income Fund	181%	125%	187%
Mercer Opportunistic Fixed Income Fund	N/A	N/A	N/A *

*	The Fund commenced operations on August 21, 2013. Once the Fund has completed a full calendar year of operations, the Fund’s annualized portfolio turnover rate will be included.

Selective Disclosure of Portfolio Holdings

The Advisor and the Board have adopted a Portfolio Holdings Disclosure Policy (the “Policy”) to govern disclosure of information relating to the Funds’ portfolio holdings (“Portfolio Holdings”), and to prevent the misuse of material, non-public information, including Portfolio Holdings. Generally, the Policy restricts the disclosure of Portfolio Holdings data to certain persons or entities, under certain conditions, and requires that all shareholders, whether individual or institutional, must be treated in the same manner, as it relates to the disclosure of Portfolio Holdings. In all cases, the Advisor’s Chief Compliance Officer (or his designee) is responsible for authorizing the disclosure of a Fund’s Portfolio Holdings and the Funds do not accept compensation or consideration of any sort in return for the preferential release of Portfolio Holdings information. Any such disclosure is done only if consistent with the anti-fraud

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provisions of the federal securities laws and the Advisor’s fiduciary duties to its clients, including the Funds. In accordance with the Policy, the Trust’s Chief Compliance Officer must consider whether the disclosure of Portfolio Holdings (1) is in the best interests of the Funds’ shareholders, and (2) presents any conflicts of interest between the Funds’ shareholders, on the one hand, and those of the Advisor, the principal underwriter, or any affiliated person thereof, on the other. The Trust’s Chief Compliance Officer shall consult, if necessary, with counsel regarding any potential conflicts.

In accordance with the Policy, each Fund will disclose its Portfolio Holdings periodically, to the extent required by applicable federal securities laws. These disclosures include the filing of a complete schedule of each Fund’s Portfolio Holdings with the SEC semi-annually on Form N-CSR, and following the Fund’s first and third fiscal quarters on Form N-Q. These filings are available to the public through the EDGAR Database on the SEC’s Internet Web site at: http://www.sec.gov.

The Policy provides that a Fund’s Portfolio Holdings information may be released to selected third parties, such as fund rating agencies, information exchange subscribers (and any clients of information exchange subscribers that request Portfolio Holdings information), consultants and analysts, and portfolio analytics providers, only when there is a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality (including appropriate related limitations on trading), either through the nature of their relationship with the Funds or through a confidentiality agreement. A Fund’s Portfolio Holdings information may also be released to a Fund shareholder redeeming securities in-kind (up to seven days prior to making the redemption request).

Pursuant to the Policy, complete Portfolio Holdings information may be released to rating agencies on a monthly basis, no earlier than fifteen days following month-end. The Funds may publish “Portfolio Compositions” on their Web site on a monthly basis, with at least a fifteen day lag. This information may include Top Ten Holdings and certain other portfolio characteristics.

Under the Policy, the Funds also may share their Portfolio Holdings with certain primary service providers that have a legitimate business need for such information, including, but not limited to, the Custodian, Administrator, proxy voting vendor, and independent registered public accounting firm. The Trust’s service agreements with each of these entities mandate the confidential treatment (including appropriate limitations on trading) of Portfolio Holdings data by each service provider and its employees.

The authorization to disclose the Funds’ Portfolio Holdings—other than through an SEC filing or Web site posting—must come from the Advisor’s Chief Compliance Officer, the Trust’s Chief Compliance Officer, or a designee of the Trust’s Chief Compliance Officer. Any requests for Portfolio Holdings information that fall outside the Policy must be pre-approved, in writing, by the Advisor’s Compliance Department, following consultation, if necessary, with the Trust’s Chief Compliance Officer or outside counsel. The Advisor’s Compliance Department maintains a log of all ad-hoc Portfolio Holdings information that is released. This log is provided to the Trust’s Chief Compliance Officer and the Board, for review and monitoring of compliance with the Policy. The Board periodically reviews the Policy and its operation, including disclosure of Portfolio Holdings to third parties.

CAPITAL STOCK AND OTHER SECURITIES

The Trust is authorized to offer four classes of shares for each Fund: Class S, Class Y-1, Class Y-2, and Class Y-3. Additional classes of shares may be offered in the future. Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value.

The shares of beneficial interest represent an equal proportionate interest in the assets and liabilities of the applicable Fund and have identical voting, dividend, redemption, liquidation, and other rights and preferences as the other classes of the Fund, except that only holders of Class S shares may vote on any matter affecting the Class S shares. Similarly, only holders of Class Y-1, Y-2, or Y-3 shares may vote on matters that affect only the Class Y-1, Y-2, or Y-3 shares, as applicable. No class may vote on matters that affect only another class.

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Under Delaware law, the Trust is not required, and the Trust presently does not intend, to hold regular annual meetings of shareholders. Meetings of the shareholders of one or more of the Funds may be held from time to time to consider certain matters, including changes to a Fund’s fundamental investment policies, changes to the Trust’s investment management agreement, and the election of Trustees when required by the 1940 Act.

When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of a Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Fund into a greater or lesser number of shares so affected. In the case of a liquidation of a Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder’s percentage share ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by a Fund.

On any matter submitted to a vote of the shareholders, all shares shall be voted separately by individual shareholders, except: (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual shareholders; and (ii) when the Board has determined that the matter affects the interests of more than one Fund, then the shareholders of all such Funds shall be entitled to vote thereon. The Trustees also may determine that a matter affects only the interests of one or more classes of shares of a Fund, in which case any such matter shall be voted on by such class or classes.

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION AND OTHER SERVICES

Additional Exchange and Redemption Information. As discussed in the Prospectuses, eligible shares of a Fund may be exchanged for shares of the corresponding class of another Fund.

A Fund may suspend redemption privileges or postpone the date of payment during any period: (i) when the New York Stock Exchange (“NYSE”) is closed or trading on the NYSE is restricted as determined by the SEC, (ii) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (iii) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder’s cost, depending on the market value of a Fund’s portfolio at the time.

A 2.00% redemption fee payable to the applicable Fund may apply to any shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is intended to offset the trading costs, market impact, and other costs associated with short-term trading into and out of a Fund.

NET ASSET VALUE

Each Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently, the NYSE is open for trading every day except Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor or a Subadvisor as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market (“Nasdaq”) normally are valued at the Nasdaq Official Closing Price (“NOCP”); other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below). Investments in investment companies are valued at their net asset value.

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The Board has delegated its responsibility of valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable Subadvisor) do not otherwise accurately reflect the fair value of the security, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board. Certain fixed income securities may be valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from a recognized dealer or dealers in those securities. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, including many lower rated bonds, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the Board determines that this does not represent fair value.

The application of fair value pricing represents a good faith determination based on specifically applied procedures. There can be no assurance that a Fund could obtain the fair value assigned to the security if the Fund were able to sell the security at approximately the time at which the Fund determines its NAV per share.

TAXATION

Distributions

The following supplements the information in the Prospectuses.

The policy of the Trust is to distribute substantially all of each Fund’s net investment income and net realized capital gains, if any, in the amount and at the times that will avoid a Fund incurring any material amounts of federal income or excise taxes.

Taxes

The following is a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of any Fund or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

The discussion in this section is based on the provisions of the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory, or administrative changes or court decisions may significantly change the tax rules applicable to each Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and does not constitute tax advice. All investors should consult their own tax advisors as to the federal, state, local, and foreign tax provisions applicable to them.

Taxation of the Funds. Each Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC,” or “fund”) under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that the Fund distributes to its shareholders.

In order to qualify for treatment as a regulated investment company, a Fund must satisfy the following requirements:

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●	Distribution Requirement —the Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the taxable year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).
●	Income Requirement —the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived from the Fund’s business of investing in such stock, securities, or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

●	Asset Diversification Test —the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

With respect to gains from the sale or other disposition of foreign currencies, the Treasury Department can, by regulation, exclude from qualifying income for purposes of the Income Requirement foreign currency gains which are not directly related to a Fund’s principal business of investing in stock (or options or futures with respect to stock of securities), but no regulations have been proposed or adopted pursuant to this grant of regulatory authority.

Income and gain from certain commodity investments, such as gold and other precious metals, generally will not be qualifying income for purposes of the Income Requirement. Under an Internal Revenue Service revenue ruling, income from certain commodities-linked derivatives also is not considered qualifying income for purposes of the Income Requirement. For these reasons, a Fund must limit the extent to which it receives income from such commodity investments and commodity-linked derivatives to a maximum of 10% of its annual gross income.

A Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, the Fund will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that the Fund distributes in cash. If the Internal Revenue Service determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, a Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company.

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If, for any taxable year, a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if the Board determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term, rather than long-term, capital gains in contrast to a comparable fund with a low portfolio turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions—Distributions of Capital Gains” below.

Capital Loss Carryovers. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess (if any) of a Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years (although losses incurred in a tax year of a Fund beginning before December 23, 2010, can only be carried forward eight taxable years of the Fund). The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. No Fund undertakes any obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from the use of such capital loss carryovers.

Deferral of Late Year Losses. For taxable years of a Fund beginning after December 22, 2010, the Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year

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(see, “Taxation of Fund Distributions - Distributions of Capital Gains” below). A “qualified late year loss” includes:

(i)	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

(ii)	the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses, and losses resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.

Undistributed Capital Gains. A Fund may retain or distribute to shareholders its net capital gain for each taxable year. A Fund currently intends to distribute net capital gains. If a Fund elects to retain its net capital gain, a Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If a Fund elects to retain its net capital gain, it is expected that a Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by a Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, a Fund must distribute, by December 31 of each year, an amount at least equal to the sum of: (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year’s undistributed ordinary income and capital gain net income. Generally, a Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal excise tax, but can give no assurances that all such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay some excise tax.

Foreign Income Tax. Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of a Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. As discussed below, under certain circumstances, a Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund Distributions. Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). A Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

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Distributions of Net Investment Income. A Fund receives ordinary income generally in the form of dividends and/or interest on its investments. A Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes a Fund’s net investment income from which dividends may be paid to you. Each Fund calculates income dividends and capital gains distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in the stock of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “Taxation of Fund Distributions—Qualified Dividend Income for Individuals” and “Taxation of Fund Distributions—Dividends-Received Deduction for Corporations”.

Distributions of Capital Gains. A Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, if a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Portfolio Transactions—Investments in U.S. REITs” below).

Qualified Dividend Income for Individuals. Ordinary income dividends reported by a Fund to shareholders as derived from qualified dividend income may be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the shareholder must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, shareholders must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of

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dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by a Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the shareholder. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than the Fund actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if the Fund makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. A Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund.

Tax Credit Bonds. If a Fund holds, directly or indirectly, one or more “tax credit bonds” (including Build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if a Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper, and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae

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obligations) generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Declared in October, November or December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the Internal Revenue Service.

Sales, Exchanges, and Redemption of Fund Shares. Sales, exchanges, and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax Basis Information. Each Fund (or its administrative agent) is required to report to the Internal Revenue Service and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and repurchased by the Fund on or after that date. Each Fund will permit shareholders to elect from among several permitted cost basis methods. In the absence of an election, a Fund will use a default cost basis method. The cost basis method a shareholder elects may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. Shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a Loss within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares.

Tax Shelter Reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some

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cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long- or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed Income Investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that the Fund otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements, and Hedging Transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund, minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by the Fund, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gain or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap,

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interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options, forward contracts, and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale, and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the Internal Revenue Service with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.

PFIC Investments. A Fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, each Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

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Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in Taxable Mortgage Pools (Excess Inclusion Income)” and “Foreign Shareholders — U.S. Withholding Tax at the Source” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the Internal Revenue Service, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (“UBTI”), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

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These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.

Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. For purposes of testing whether a Fund satisfies the Asset Diversification Test, the Fund may be treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives at least 90% of its income from certain qualifying sources, but less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a regulated investment company.

Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, if a Fund invests in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in Securities of Uncertain Tax Character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

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Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Backup Withholding. By law, a Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

●	provide your correct social security or taxpayer identification number,
●	certify that this number is correct,
●	certify that you are not subject to backup withholding, and
●	certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Fund from its net long-term capital gains. Exemptions from this U.S. withholding tax are also provided for dividends properly designated as interest related dividends or as short-term capital gain dividends paid by a Fund with respect to its qualified net interest income or qualified short-term gain, but such exemptions expire with respect to a Fund’s tax years beginning after December 31, 2013 (unless extended by Congress). However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding as described above if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends. In general, a capital gain dividend reported by a Fund to shareholders as paid from its net long-term capital gains other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

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Income Effectively Connected with a U.S. Trade or Business. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return. Additionally, with respect to a non-U.S. investor that is treated as a corporation for U.S. federal income tax purposes, such dividends and gains realized may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Investment in U.S. Real Property. A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by a Fund or by a U.S. REIT or U.S. real property holding corporation in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by certain RICs received from U.S. REITs

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, each Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. Estate Tax. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from back-up withholding.

Effective July 1, 2014, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

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The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the Funds for the fiscal year ended March 31, 2014, as set forth in the Funds’ annual report to shareholders, including the report of the Funds’ independent registered public accounting firm, are incorporated by reference into this SAI. A shareholder may obtain a copy of the annual report at no charge by calling 800-428-0980 (in the case of Class S shares) or 1-866-658-9896 (in the case of Class Y shares).

CALCULATION OF PERFORMANCE DATA

From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds’ past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by the Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds’ total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period.

To help investors better evaluate how an investment in a Fund might satisfy their investment objectives, advertisements regarding the Fund may discuss yield or total return as reported by various financial publications.

The principal value of an investment in a Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of a Fund will not be included in the Fund’s calculations of yield or total return.

Performance information for the various classes of shares of each Fund will vary due to the effect of expense ratios on the performance calculations.

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APPENDIX A

CORPORATE DEBT RATINGS

Moody’s Investors Service, Inc. describes classifications of corporate bonds as follows:

Aaa. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

Standard & Poor’s Ratings Group describes classifications of corporate bonds as follows:

AAA. This is the highest rating assigned by Standard & Poor’s Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances, they differ from the AAA issues only in small degree.

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A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC. Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C. The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

D. Debt rated D is in default, or is expected to default upon maturity or payment date.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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APPENDIX B

PROXY VOTING POLICIES

Below are the proxy voting policies (or summaries thereof) of the Advisor and the Subadvisors:

Mercer Investment Management, Inc.

Mercer Funds

Proxy Voting Policy

Mercer Investment Management, Inc. (“Mercer”) retains highly qualified subadvisors to manage client accounts, including the Mercer Funds (“Funds”). These managers have detailed knowledge of the investments they make on behalf of these clients and Funds and are therefore in a position to judge what is in the best interests of the clients and Funds as shareholder. With respect to the Funds, Mercer, as the Funds’ advisor, recommends and monitors subadvisors for the Funds, and therefore the Funds’ Board of Trustees believes it is in the best interest of Fund shareholders for the Funds to adopt the proxy voting policies of Mercer, as described below.

Mercer believes that voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility, and to that end, Mercer delegates this responsibility to Fund subadvisors.

Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, Mercer expects subadvisors to vote based on the premise that board members of companies in which they have invested client assets should act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. Underlying Mercer’s voting policy are four fundamental objectives:

●	Mercer expects subadvisors to seek to act in the best financial interests of Mercer clients and Fund shareholders, as applicable, to protect and enhance the long-term value of their investments;
●	In order to do this effectively, Mercer expects subadvisors to aim to utilize the full weight of Mercer client or Fund shareholdings in ensuring that their views have maximum impact in every vote;

●	Mercer expects subadvisors to have a strong commercial interest in ensuring that the companies in which they invest client and Fund assets are successful and to actively pursue this interest by promoting best practice in the boardroom; and

●	Mercer expects subadvisors to have appropriate procedures in place to deal with conflicts of interest in voting proxies; to that end, Mercer will not instruct subadvisors how to vote proxies.

Mercer has implemented this Policy in order to support and encourage subadvisors to exercise sound corporate governance practice when voting proxies. Mercer will require all subadvisors to provide to it their proxy policies; any revisions thereto must be provided to Mercer as soon as is practicable, and as part of the periodic compliance due diligence process (see “Mercer Subadvisory Due Diligence Procedures”). Mercer will ensure that the Funds’ Board of Trustees receives copies of subadvisors’ proxy policies, or summaries thereof, and Mercer Legal and/or Compliance personnel will review each subadvisor’s proxy voting policy as part of that review process.

Proxies that are inadvertently delivered to Mercer rather than to a subadvisor will be sent immediately to the appropriate contact at that subadvisor. Additionally, Mercer personnel will follow up with the subadvisor contact to ensure receipt.

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Conflicts of Interest

Mercer and each of its subadvisors have respectively adopted a Code of Ethics, Insider Trading Policy, and other compliance policies and procedures to preserve the independence of its investment advice to its clients (including the Mercer Funds). Nonetheless, from time to time, a proxy proposal may involve an apparent conflict between the interests of Mercer’s or its subadvisors’ clients and the interests of Mercer, its subadvisors or any affiliated person of Mercer. As described above, Mercer expects each subadvisor to have in place policies and procedures designed to address conflicts of interest in the proxy voting process. In the unlikely event that Mercer votes a proxy related to a client or Fund holding, in reviewing these proxies to identify any potential material conflicts between the interests of Mercer and affiliated persons and those of its clients, Mercer will consider:

1.	Whether Mercer, its subadvisors and affiliated persons have an economic incentive to vote in a manner that is not consistent with the best interests of Mercer’s clients. For example, Mercer may have an economic incentive to vote in a manner that would please corporate management if Mercer or an affiliate were in the process of seeking a client relationship with a company and wanted that company’s corporate management to direct business to Mercer. Such business could include, among other things, managing company retirement plans or serving as consultant for the company and its pension plans;

2.	Whether there are any existing business or personal (including familial) relationships between an Mercer employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients; or

3.	Whether the shareholder proposing a resolution on a proxy of a company whose securities are held in client accounts is also a client of Mercer.

Form N-PX — Reporting

Pursuant to Section 30 of the Investment Company Act of 1940, the Funds must file their complete proxy voting record with the SEC on Form N-PX not later than August 31 of each year for the most recent twelve-month period ended June 30. Mercer has delegated the gathering of this information from the Fund’s subadvisors to a proxy voting vendor. The vendor shall both file Form N-PX with the SEC and provide the required Web site to which Mercer may link its internet site in order to make such information available to Mercer Funds shareholders.

Other Reporting

Clients other than the Funds and their shareholders may obtain information about how their proxies were voted by contacting Mercer. Availability of proxy voting reports shall be described in Mercer’s Form ADV, Part 2a.

Delegation

Nothing in this policy shall be interpreted to prevent Mercer’s and/or the Funds’ Chief Compliance Officer (“CCO”) from relying upon work performed, and reports written, by persons under the CCO’s supervision, provided the CCO determines that such delegation is appropriate.

Questions and Exceptions

Any questions regarding this policy should be raised with Mercer’s Compliance department, and any exceptions thereto must be approved, in writing, by Mercer’s and/or the Funds’ CCO.

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Acadian Asset Management LLC
Proxy Voting Policies and Procedures

Policy:

Acadian will accept the fiduciary responsibility to vote proxies if directed by a client. Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients. Acadian utilizes the services of an unaffiliated proxy firm to help manage the proxy voting process and to research and vote proxies on behalf of Acadian’s clients. Unless a client provides a client specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian’s voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients’ best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Procedures:

Proxy Voting Guidelines

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Acadian has retained Institutional Shareholder Services (“ISS”) to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies ensures that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client’s portfolio.

There may be occasions when Acadian determines that not voting a proxy may be in the best interests of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client or in share blocking markets.

Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so-called “share blocking” markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts anywhere from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client’s portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients. All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian’s interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of

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interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, the Proxy Coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients. Acadian utilizes the services of Institutional Shareholder Services (“ISS”), an unaffiliated proxy firm, to help manage the proxy voting process and to research and vote proxies on behalf of Acadian’s clients. Unless a client provides a client specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian’s voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients’ best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Acadian has retained ISS to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies is intended to help ensure that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client’s portfolio.

There may be occasions when Acadian determines that not voting a proxy may be in the best interests of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client or in share blocking markets.

Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so-called “share blocking” markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client’s portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients. All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.

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Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian’s interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, its Proxy Coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at www.issgovernance.com/policy and which are deemed to be incorporated herein. The policies have been developed based on ISS’ independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.

Acadian has appointed the Head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records are available to all clients upon request.

Acadian’s Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Acadian at 617-850-3500 or by email at compliance-reporting@acadian-asset.com.

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American Century Investment Management, Inc.

PROXY VOTING POLICIES

American Century Investment Management, Inc. (the “Advisor”) is the investment manager for a variety of advisory clients, including the American Century family of mutual funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.

A.	General Principles

In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.

B.	Specific Proxy Matters

1.	Routine Matters

a.	Election of Directors

(1)	Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management’s director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management’s nominees are opposed in a proxy contest, the Advisor will evaluate which nominees’ publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.

(2)	Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

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(3)	Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.

(4)	Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.

(5)	Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

(6)	Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.

b.	Ratification of Selection of Auditors

The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.

2.	Compensation Matters

a.	Executive Compensation

(1)	Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.

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(2)	Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

b.	Equity Based Compensation Plans

The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management’s recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by the Advisor’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

The Advisor will generally vote against the adoption of plans or plan amendments that:

●	Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);

●	Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

●	Establish restriction periods shorter than three years for restricted stock grants;

●	Do not reasonably associate awards to performance of the company; or

●	Are excessively dilutive to the company.

3.	Anti-Takeover Proposals

In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition

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or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

a.	Cumulative Voting

The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.

b.	Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.

c.	“Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

d.	Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor

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generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

e.	Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

f.	Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

g.	“Supermajority” Voting Provisions or Super Voting Share Classes

A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

h.	“Fair Price” Amendments

This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

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i.	Limiting the Right to Call Special Shareholder Meetings.

The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

j.	Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.

The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

k.	Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.

l.	Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that

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specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.

m.	Confidential Voting

Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.

n.	Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.

4.	Transaction Related Proposals

The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.

5.	Other Matters

a.	Shareholder Proposals Involving Social, Moral or Ethical Matters

The Advisor will generally vote in accordance with management’s recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder’s preferences regarding such issues, is often unclear. Where this is the case, the Advisor believes

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it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and therefore will review management’s assessment of the economic effect of such proposals and rely upon it if the Advisor believes its assessment is not unreasonable.

Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company’s contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals are better addressed outside the corporate arena, and will generally vote with management’s recommendation; in addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

b.	Anti-Greenmail Proposals

“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.

c.	Indemnification

The Advisor will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

d.	Non-Stock Incentive Plans

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

e.	Director Tenure

These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

f.	Directors’ Stock Options Plans

The Advisor believes that stock options are an appropriate form of compensation for

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directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

g.	Director Share Ownership

The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company’s shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

h.	Non-U.S. Proxies

The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws and regulations in the relevant foreign market in determining if and how to vote. There may be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.

C.	Use of Proxy Advisory Services

The Advisor takes into account information from many different sources, including independent proxy advisory services. However, the decision on how to vote proxies will be made by the Advisor in accordance with these policies and will not be delegated to a proxy advisory service.

D.	Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

In addition, to avoid any potential conflict of interest that may arise when one American Century mutual fund owns shares of another American Century mutual fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the One Choice Target Date funds are the sole shareholder), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the

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case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.

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The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

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AQR CAPITAL MANAGEMENT, LLC (“AQR”)

PROXY POLICY

1.	General

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interests above those of its clients.

These written policies and procedures are designed to reasonably ensure that AQR votes proxies in the best interest of clients over whom AQR has voting authority; and describes how AQR addresses material conflicts between its interests and those of its clients with respect to proxy voting.

2.	Proxy Guidelines

Generally, AQR will vote based upon the recommendations of ISS Governance Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. AQR has adopted the Proxy Voting Guidelines employed by ISS for voting proxies. Although ISS’ analyses are reviewed and considered in making a final voting decision, AQR will make the ultimate decision. As a matter of policy, the employees, officers, or principals of AQR will not be influenced by outside sources whose interests conflict with the interests of its Clients.

In addition, unless prior approval is obtained from AQR’s CCO the following must be adhered to:

(a)	AQR shall not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AQR’s concerns for its advisory clients’ interests and not for an attempt to influence or control management.

(b)	AQR will not announce its voting intentions and the reasons therefore.

(c)	AQR shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

AQR has the responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. Therefore, AQR will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which AQR cannot vote proxies. For example:

●	If the cost of voting a proxy outweighs the benefit of voting, AQR may refrain from processing that vote.

●	AQR may not be given enough time to process the vote. For example ISS through no fault of its own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda.

●	If AQR has outstanding sell orders or intends to sell, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although AQR may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, AQR ultimately may decide not to vote those shares.

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●	AQR will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

AQR may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. AQR may also enter an “abstain” vote on the election of certain directors from time to time based on individual situations, particularly where AQR is not in favor of electing a director and there is no provision for voting against such director.

If an AQR portfolio manager determines that the interests of clients are best served by voting differently from the ISS recommended vote, approval must be obtained from the CCO or designee. AQR will adhere to the Conflict of Interest (below) section of this policy in all instances where the recommended vote is not taken.

AQR will periodically review the outside party’s voting standards and guidelines to make certain that proxy issues are voted in accordance with the adopted proxy voting guidelines and the avoidance of conflicts of interest.

3.	Proxy Procedures

AQR has engaged ISS to assist in the administrative aspects for the voting of proxies. ISS is responsible for coordinating with Clients’ custodians to ensure that all proxy materials received by the custodians relating to the Clients’ portfolio securities are processed in a timely fashion. To the extent applicable, ISS votes all proxies in accordance with its own proxy voting guidelines (please see Proxy Guidelines above), which have been reviewed and adopted by AQR. The CCO shall supervise the proxy voting process.

Upon request, AQR will furnish a copy of the policies and procedures to the requesting client and information on how the client’s proxies were voted.

4.	Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if AQR has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the CCO and otherwise remove him or herself from the proxy voting process. The CCO will review each item referred to by AQR’s investment professionals to determine if a conflict of interest exists and will draft a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside AQR (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

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ARROWSTREET CAPITAL, LIMITED PARTNERSHIP

PROXY VOTING POLICY & PROCEDURES

Arrowstreet Capital, Limited Partnership (“Arrowstreet”) has adopted this Proxy Voting Policy (“Policy”) and related procedures to provide for voting of securities held in client accounts consistent with its fiduciary duty of care and loyalty and in a manner consistent with the best interest of the client and, in the case of benefit plans subject to ERISA, in the best interest of the plan participants and beneficiaries.

Accounts Subject to this Policy

This Policy applies to all client securities for which Arrowstreet has discretionary voting authority. This Policy does not apply to securities held in any client account to the extent voting authority is retained by the client or directed by the client to be exercised by another party.

Arrowstreet will exercise voting authority under this Policy only to the extent the investment management agreement or other authorized instruction with the client expressly provides that such authority has been granted.

Policy to Delegate to Third Party Voting Service

Arrowstreet believes that engaging a proxy voting service provider is in the best interest of its clients because such service:

●	is better able to effectively monitor events affecting issuers of client securities in a careful, comprehensive and timely manner, thus allowing it to cast informed votes in accordance with its stated guidelines; and
●	has appropriate procedures for addressing material conflicts of interest if any arise.

Accordingly, Arrowstreet has currently delegated Institutional Shareholder Services (“ISS”), the responsibility to:

●	monitor events affecting the issuers of client securities as required to cast informed votes;

●	make decisions on voting client securities and vote the securities in a timely fashion; and

●	maintain all records concerning the foregoing required by the Securities and Exchange Commission, the Department of Labor and otherwise with respect to Arrowstreet’s clients.

ISS maintains a set of proxy voting guidelines that describe in greater detail how it generally votes specific issues for Arrowstreet’s clients. While it is not an exhaustive list, it is intended to serve as the foundation on which ISS makes most of its proxy voting decisions. The guidelines are available to clients upon request. From time to time, Arrowstreet will select a limited sample of votes against ISS’s proxy voting policy and guidelines to determine if votes cast on behalf of Arrowstreet’s clients are consistent with its stated policy and guidelines.

Client Voting Directions

Arrowstreet does not generally accept directions or guidelines from clients regarding the voting of securities held in their accounts other than to assign the responsibility for voting to a third party service selected by either the client or Arrowstreet. Arrowstreet recommends that any client wishing to direct the voting of its securities should either retain the voting authority itself or grant such authority to another

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party. Any such action must be reflected in the client’s account agreement. Arrowstreet may accept client voting directions or guidelines only with the approval of the Coordinator, as defined below. If the Coordinator agrees that Arrowstreet may accept voting directions from a particular client, the Coordinator will establish a mechanism to ensure that those directions are considered when the client’s securities are voted.

Limitations on Exercising Right to Vote

The following are some limitations on Arrowstreet’s and its third party provider’s ability to vote proxies on behalf of clients. This is not intended to be an exhaustive list.

Shareblocking Markets

Arrowstreet may, in certain cases, refrain from voting if voting could potentially restrict Arrowstreet’s ability to sell out of a particular name for a certain duration. This is often the case in markets that follow the practice of “shareblocking”. Since voting rights or trading rights can be affected in securities held in shareblocking markets, Arrowstreet generally instructs ISS to refrain from voting in shareblocking markets.

Securities Lending

Certain clients engage in securities lending programs, under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because neither Arrowstreet nor ISS is generally aware of when a security may be on loan, these securities cannot generally be recalled prior to the record date, and, therefore, in most cases, the shares on loan will not be voted.

Prime Broker Rehypothecation

Certain clients whose securities are held at a prime broker may be subject to rehypothecation. Shares of an issuer could be rehypothecated while that issuer is conducting a proxy solicitation. If securities are rehypothecated at the record date, the proxy for that security cannot be voted. Because neither Arrowstreet nor ISS is generally aware of when a security may be rehypothecated, these securities cannot generally be recalled prior to the record date, and, therefore, in most cases, the shares will not be voted.

Power of attorney or other documentation requirements

To the extent a client has not provided the applicable documentation or power of attorney to its custodian for proxy voting in certain markets or specific meetings, ISS may not be able to cast a vote. As neither Arrowstreet nor ISS is privy to the specific client/custodian arrangements, it is the responsibility of the client and/or the client custodian to ensure the necessary documentation is in place for voting purposes.

Conflicts of Interest

Arrowstreet manages the assets of various public and private company clients, and may invest in the equity securities of certain public companies on behalf of its clients1. Arrowstreet recognizes that the potential for conflicts of interest could arise in situations where it has discretion to vote client proxies and

1 It is Arrowstreet’s general policy not to invest in private securities such as Rule 144A securities. If a portfolio were to hold a private security, however, and a proxy needed to be voted, we would vote in accordance with our established proxy voting policy including our process for voting securities where a conflict of interest was present.

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where it has material business relationships2 or material personal/family relationships3 with these issuers (or with a potential target or acquirer, in the case of proxy vote in connection with a takeover).

As a result of utilizing a third party proxy voting service provider, Arrowstreet believes conflicts of interest between Arrowstreet and a client in the proxy voting context will be rare. To address these potential conflicts the Chief Compliance Officer, and/or her designee, in conjunction with the Legal Team, will use reasonable efforts to determine whether a potential conflict may exist, including maintaining a list of clients with whom Arrowstreet has a material business relationship. However, a potential conflict will be deemed to exist only if the Chief Compliance Officer, or her designee, actually knows of the potential conflict. The Chief Compliance Officer will work with ISS to oversee the proxy voting process for securities where it is believed that there may be a potential conflict, and will document ISS’s rationale for its voting decision. If, in our reasonable judgment, a conflict of interest does arise, we will seek instructions from any affected client as to the voting of the particular proxy.

It is Arrowstreet’s policy not to accept any input from any other person or entity in connection with proxy voting decisions. In the event that an Arrowstreet employee is contacted by any person or entity, other than ISS or through standard materials available to all shareholders, with a recommendation on how to vote a specific proxy, the event will be reported to the Compliance Team and will be documented as necessary. Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of clients’ investments.

Proxy Voting Procedures

Arrowstreet’s Proxy Coordinator

Arrowstreet’s proxy coordinator (“Coordinator”) will be one or more individuals as approved by the Chief Compliance Officer from time to time. The Coordinator will be responsible for implementing this Policy. In general, the Coordinator will:

●	investigate and select one or more third party voting service providers;

●	monitor the performance of the third party voting service providers(s) used by Arrowstreet for compliance with this Policy;

●	provide for necessary recordkeeping and client disclosures;

●	monitor the relevant operations of Arrowstreet and its custodians, including the operation of this Policy; and

●	report periodically to the Compliance Team on the operation of this Policy and make recommendations for any changes.

●	report any potential conflicts to the Chief Compliance Officer, or her designee.

2 For purposes of this proxy voting policy, a “material business relationship” is considered to arise in the event a client has contributed more than 10% of Arrowstreet’s annual revenues for the most recent fiscal year or is reasonably expected to contribute this amount for the current fiscal year.

3 For purposes of this proxy voting policy, a “material personal/family relationship” is one that would be reasonably likely to influence how proxies are voted. To identify any such relationships, the Chief Compliance Officer will obtain information on a regular basis about (i) senior executives and directors, and (ii) personal and/or immediate family investments of such employees in issuers which exceed 5% of the outstanding stock of the issuers.

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The Coordinator may delegate any of his or her responsibilities to other Arrowstreet personnel, provided that the Coordinator exercises such oversight and control as to ensure compliance with this Policy.

Coordination with Custodian

The Coordinator will provide for coordination between Arrowstreet, the custodian(s) of all client accounts subject to this Policy, and the respective third party service provider(s) to facilitate the delivery of all proxies and related materials for the respective client securities in a timely manner.

Interpretation; Waivers; Amendment

The Coordinator may, subject to the oversight of the Chief Compliance Officer, interpret this Policy and adopt additional procedures for its administration. The Coordinator may waive any provision of this Policy in any particular case if consistent with the goals of the Policy. The Chief Compliance Officer may amend this Policy in any respect and any such material changes will generally be approved by the Board of Directors annually. All such actions will be in compliance with SEC Rule 206(4)-6 or any successor provision.

Third Party Voting Services

Initial Investigation

Before engaging a third party voting service, the Coordinator will make reasonable inquiry to ensure that the voting policies of the service provider are consistent with the client’s best interests. Such inquiry will include a review of the service’s qualifications and capacity to perform the services required, its policies and procedures for monitoring corporate events and making voting decisions, and its procedures for resolving material conflicts between its interests and those of the client accounts for which it votes.

Recordkeeping; Reporting

The Coordinator will obtain the commitment of any such third party service provider to produce its policies and all applicable voting records as promptly as necessary for Arrowstreet to comply with its regulatory and client obligations.

Periodic Monitoring

The Coordinator’s periodic review of the operation of this Policy will include monitoring the performance of each third party service provider retained by Arrowstreet to ensure, among other things, that client securities are actually being voted in accordance with the provider’s stated policies and that any changes to such policies are in the clients’ best interest.

Disclosure to Clients

Arrowstreet will make disclosure to clients of this Policy and how they may obtain information on how Arrowstreet voted with respect to their securities.

Recordkeeping

The Coordinator will provide that the following records related to the implementation of this Policy to be maintained by Arrowstreet or, subject to appropriate commitments to provide the same upon

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request, its third party service provider in the manner and for such period as is required by SEC Rule 204-2:

●	Copies of all proxy voting policies and procedures;

●	A copy of each proxy statement received regarding client securities, other than any that is available via the SEC’s EDGAR system;

●	A record of each vote cast by or on behalf of Arrowstreet with respect to client shares;

●	A copy of each written client request for information on how Arrowstreet or its third party service provider voted that client’s shares, and a copy of any written response by Arrowstreet to any written or oral client request for such information; and

●	A copy of each document prepared by Arrowstreet material to making a decision on how to vote proxies on behalf of a client, or that records the basis for the decision.

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Brandywine Global Investment Management, LLC
Proxy Voting

I. Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global shall vote proxies for each client account for which the client:

A.	has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or

B.	without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.

Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.

II. General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values. Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client’s investment.

III. How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.

In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.

The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team’s assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible. In addition, a team may adopt proxy voting policies that supplement these policies and procedures.

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In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Glass Lewis & Co. PVS Proxy Voting Guidelines, which Glass Lewis & Co. represents to be fully consistent with AFL-CIO guidelines.

IV. Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global’s portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global’s Proxy Administrator shall periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest as well as obtain an annual certificate from the firm that its conflict procedures have been implemented.

V. Conflict of Interest Procedures

In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.

A.	Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

1.	Brandywine Global’s Compliance Department annually requires each Brandywine Global employee, including those involved in proxy voting decisions (“Voting Persons”), to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

2.	Brandywine Global treats significant client relationships as creating a conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

3.	As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Legg Mason business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Legg Mason investment adviser affiliate) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between Brandywine Global and certain other Legg Mason business units.

B.	Procedures for Assessing Materiality of Conflicts of Interest

1. All potential conflicts of interest identified pursuant to the procedures outlined in Section V.(1)A. must be brought to the attention of the Investment Committee for resolution.

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2. The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.

3. If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

C.	Procedures for Addressing Material Conflicts of Interest

1. If it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

a.	confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;

b.	confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

c.	in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

d.	disclosing the conflict to clients and obtaining their consent before voting;

e.	suggesting to clients that they engage another party to vote the proxy on their behalf; or

f.	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

2. A written record of the method used to resolve a material conflict of interest shall be maintained.

VI. Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to

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client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

B.	Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII. Proxy Voting-Related Disclosures

A.	Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Legg Mason affiliated investment advisers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global’s parent, Legg Mason, Inc., any other Legg Mason business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.

B.	Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global must promptly provide the client with such requested information in writing.

Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.

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Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

C.	Delegation of Duties

Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.

VIII. Shareholder Activism and Certain Non-Proxy Voting Matters

In no event shall Brandywine Global’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer’s approval of the proposed activism.

Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

IX. Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:

A.	a copy of this Policy and Procedures, including any and all amendments that may be adopted;

B.	a copy of each proxy statement that Brandywine Global receives regarding client securities;

C.	a record of each vote cast by Brandywine Global on behalf of a client;

D.	documentation relating to the identification and resolution of conflicts of interest;

E.	any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

F.	a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

G.	records showing whether or not Brandywine Global has proxy voting authority for each client account.
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All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

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Appendix A
Proxy Voting Guidelines

Brandywine Global Large Cap Portfolio Management Team
Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global’s Large Cap Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

I.	Compensation

A.	We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B.	We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C.	We vote for measures that give shareholders a vote on executive compensation.

D.	We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E.	We vote against any attempt to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

F.	We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G.	We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

II.	Governance

A.	We vote for cumulative shareholder voting.

B.	We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III.	Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A.	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B.	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV.	Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is

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appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V.	Business Management

We generally vote against shareholder resolutions focused on strategy or policy issues (for example, a proposal that a company adopt the internationally recognized standards on emissions from …). We generally prefer not to dictate to companies on matters of business strategy. As long as the company is operating responsibly, we believe management’s role is to make these decisions.

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COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

PROXY VOTING POLICY

Proxy Voting Guidelines|

Effective January 1, 2012

Set forth on the following pages are guidelines adopted and used by Columbia Management Investment Advisers, LLC (the “Adviser”, “We”, “Us” or “Our”) in voting proxies (the “Guidelines”). The Guidelines are organized by issue and present certain factors that may be considered in making proxy voting determinations. The Adviser may, in exercising its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines.

Directors, Boards, Committees

Elect Directors

In a routine election of directors, the Adviser generally votes FOR the slate nominated by the nominating committee of independent directors, who are in the best position to know what qualifications are needed for each director to contribute to an effective board. The Adviser generally will WITHHOLD support from a nominee who fails to meet one or more of the following criteria:

Independence – A nominee who is deemed an affiliate of the company by virtue of a material business, familial or other relationship with the company but is otherwise not an employee.

Attendance – A nominee who failed to attend at least 75% of the board’s meetings.

Over Boarding – A nominee who serves on more than four other public company boards or an employee director nominee who serves on more than two other public company boards.

Committee Membership – A nominee who has been assigned to the audit, compensation, nominating, or governance committee if that nominee is not independent of management, or if the nominee does not meet the specific independence and experience requirements for audit committees or the independence requirements for compensation committees.

Audit Committee Chair – A nominee who serves as audit committee chair where the committee failed to put forth shareholder proposals for ratification of auditors.

Board Independence – A nominee of a company whose board as proposed to be constituted would have more than one-third of its members from management.

Interlocking Directorship – A nominee who is an executive officer of another company on whose board one of the company’s executive officers sits.

Poor Governance – A nominee involved with options backdating, financial restatements or material weakness in controls, approving egregious compensation, or who has consistently disregarded the interests of shareholders.

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The Adviser will vote on a CASE-BY-CASE basis on any director nominee who meets the aforementioned criteria but whose candidacy has otherwise been identified by the third party research provider as needing further consideration for any reason not identified above.

In the case of contested elections, the Adviser will vote on a CASE-BY-CASE basis, taking into consideration the above criteria and other factors such as the background of the proxy contest, the performance of the company, current board and management, and qualifications of nominees on both slates.

Shareholder Nominations for Director

The Adviser will vote on a CASE-BY-CASE basis for shareholder-nominated candidates for director, taking into account various factors including, but not limited to: company performance, the circumstances compelling the nomination by the shareholder, composition of the incumbent board, and the criteria listed above the Adviser uses to evaluate nominees.

Shareholder Nominations for Director – Special Criteria

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on the view that board nominating committees are responsible for establishing and implementing policies regarding the composition of the board and are therefore in the best position to make determinations with respect to special nominating criteria.

Director Independence and Committees

The Adviser generally will vote FOR proposals that require all members of a board’s key committees (audit, compensation, nominating or governance) be independent from management.

Independent Board Chair / Lead Director

The Adviser generally will vote FOR proposals supporting an independent board chair or lead director and FOR the separation of the board chair and CEO roles, as independent board leaders foster the effectiveness of the independent directors and ensure appropriate oversight of management.

Removal of Directors

The Adviser generally will vote FOR proposals that amend governing documents to grant or restore shareholder ability to remove directors with cause, and AGAINST proposals that provide directors may be removed only by supermajority vote. The Adviser will vote on a CASE-BY-CASE basis on proposals calling for removal of specific directors.

Board Vacancies

The Adviser generally votes in accordance with recommendations made by its third party research provider in the case of vacancies filled by continuing directors, taking into account factors including whether the proposal is in connection with a proxy contest or takeover situation.

Cumulative Voting

In the absence of proxy access rights or majority voting, the Adviser generally will vote FOR the restoration or provision for cumulative voting and AGAINST its elimination.

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Majority Voting

The Adviser generally will vote FOR amendments to governing documents that provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board.

Number of Directors

The Adviser generally will vote FOR amendments to governing documents that provide directors the authority to adjust the size of the board to adapt to needs that may arise.

Term Limits

The Adviser generally will vote AGAINST proposals seeking to establish a limit on director terms or mandatory retirement.

General Corporate Governance

Right to Call a Special Meeting

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption, considering factors such as proposed ownership threshold, company size, and shareholder ownership, but will not support proposals allowing for investors with less than 10% ownership to call a special meeting.

Eliminate or Restrict Right to Call Special Meeting

The Adviser will generally vote AGAINST proposals to eliminate the right of shareholders to call special meetings.

Lead Independent Director Right to Call Special Meeting

The Adviser will generally vote FOR governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

Adjourn Meeting

The Adviser will vote on a CASE-BY-CASE basis on adjournment proposals and generally in the same direction as the primary proposal (i.e., if supporting the primary proposal, favor adjournment; if not supporting the primary proposal, oppose adjournment).

Other Business

The Adviser generally will vote AGAINST proposals seeking to give management the authority to conduct or vote on other business at shareholder meetings on the grounds that shareholders not present at the meeting would be unfairly excluded from such deliberations.

Eliminate or Restrict Action by Written Consent

The Adviser will generally vote AGAINST proposals to eliminate the right of shareholders to act by written consent since it may be appropriate to take such action in some instances.

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Vote Unmarked Proxies

The Adviser generally will vote FOR proposals prohibiting voting of unmarked proxies in favor of management.

Proxy Contest Advance Notice

The Adviser generally will vote AGAINST proposals to amend governing documents that require advance notice for shareholder proposals or director nominees beyond notice that allows for sufficient time for company response, SEC review, and analysis by other shareholders.

Minimum Stock Ownership

The Adviser will vote on a CASE-BY-CASE basis on proposals regarding minimum stock ownership levels.

Director and Officer Indemnification

The Adviser will generally vote FOR the provision of a maximum dollar amount that can be obtained through the course of legal action from a director or officer who acts in good faith and does not benefit from a transaction.

Confidential Voting

The Adviser generally will vote FOR actions that ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Adviser supports the proposal to minimize pressure on shareholders, particularly employee shareholders.

Miscellaneous Governing Document Amendments

The Adviser generally will vote FOR bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

Change Company Name

The Adviser will generally vote FOR routine business matters such as changing the company’s name.

Approve Minutes

The Adviser will generally vote FOR routine procedural matters such as approving the minutes of a prior meeting.

Change Date/Time/Location of Annual Meeting

The Adviser will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Approve Annual, Financial and Statutory Reports

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The Adviser generally will vote FOR proposals to approve the annual reports and accounts, financial and statutory reports, provided companies required to comply with U.S. securities laws have included the certifications required by the Sarbanes Oxley Act of 2002.

Compensation

Approve or Amend Omnibus Equity Compensation Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption or amendments to omnibus (general) equity compensation plans for employees or non-employee directors if they are reasonable and consistent with industry and country standards, and AGAINST compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features.

Approve or Amend Stock Option Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including cost, size, and pattern of grants in comparison to peer groups, history of repricing, and grants to senior executives and non-employee directors.

Approve or Amend Employee Stock Purchase Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including the plan’s cost to shareholders, whether those costs are in line with the company’s peer’s plans, and whether the plan requires shareholder approval within five years.

Approve or Amend Performance-Based 162(m) Compensation Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors that consider the goal of the plan and in particular the linkage between potential payments to senior executives and the attainment of preset performance-based metrics.

Approve or Amend Restricted Stock Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which considers such factors as the balance of all equity grants and awards, the term and other restrictions in place for restricted stock.

Stock Option Repricing or Exchanges

The Adviser generally votes in accordance with recommendations made by its third party research provider on matters relating to the repricing of stock options, which are typically based on factors such as whether the amending terms lead to a reduction in shareholder rights, allow the plan to be amended without shareholder approval, or change the terms to the detriment of employee incentives such as excluding a certain class or group of employees. The Adviser generally will vote FOR proposals to put stock option repricings to a shareholder vote.

Performance-Based Stock Options

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The Adviser will vote on a CASE-BY-CASE basis regarding proposals urging that stock options be performance-based rather than tied to the vagaries of the stock market.

Ban Future Stock Option Grants

The Adviser generally will vote AGAINST proposals seeking to ban or eliminate stock options in equity compensation plans as such an action would preclude the company from offering a balanced compensation program.

Require Stock Retention Period

The Adviser generally will vote FOR proposals requiring senior executives to hold stock obtained by way of a stock option plan for a minimum of three years.

Require Approval of Extraordinary Benefits

The Adviser generally will vote FOR proposals specifying that companies disclose any extraordinary benefits paid or payable to current or retired senior executives and generally will vote AGAINST proposals requiring shareholder approval of any such extraordinary benefits.

Pay for Performance

The Adviser will vote on a CASE-BY-CASE basis regarding proposals seeking to align executive compensation with shareholders’ interests.

Say on Pay

The Adviser generally votes in accordance with recommendations made by its third party research provider, taking into consideration the company’s pay for performance results and certain elements of the Compensation Discussion and Analysis disclosure.

Executive Severance Agreements

The Adviser generally votes in accordance with recommendations made by its third party research provider on these proposals regarding approval of specific executive severance arrangements in the event of change in control of a company or due to other circumstances.

Approve or Amend Deferred Compensation Plans for Directors

The Adviser generally will vote FOR approval or amendments to deferred compensation plans for non-employee directors, so that they may defer compensation earned until retirement.

Set Director Compensation

The Adviser generally will vote AGAINST proposals that seek to limit director compensation or mandate that compensation be paid solely in shares of stock.

Director Retirement Plans

The Adviser will generally vote AGAINST the adoption or amendment of director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.

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Business Entity and Capitalization

Common or Preferred Stock – Increase in Authorized Shares or Classes

The Adviser will vote on a CASE-BY-CASE basis regarding proposals to increase authorized shares of common stock or to add a class of common stock, taking into consideration the company’s capital goals that may include stock splits, stock dividends, or financing for acquisitions or general operations. With respect to proposals seeking to increase authorized shares of preferred stock, to add a class of preferred stock, to authorize the directors to set the terms of the preferred stock or to amend the number of votes per share of preferred stock, The Adviser will vote on a CASE-BY-CASE basis on the grounds that such actions may be connected to a shareholder rights’ plan that the Adviser also will consider on a CASE-BY-CASE basis.

Common or Preferred Stock – Decrease in Authorized Shares or Classes

The Adviser generally will vote FOR proposals seeking to decrease authorized shares of common or preferred stock or the elimination of a class of common or preferred stock.

Common Stock – Change in Par Value

The Adviser generally will vote FOR proposals to change the par value of the common stock, provided that the changes do not cause a diminution in shareholder rights.

Authorize Share Repurchase Program

The Adviser generally will vote FOR proposals to institute or renew open market share repurchase plans in which all shareholders may participate on equal terms.

Stock Splits

The Adviser generally will vote FOR stock split proposals on the grounds that they intended to encourage stock ownership of a company.

Private Placements, Conversion of Securities, Issuance of Warrants or Convertible Debentures

The Adviser will generally vote FOR the issuance of shares for private placements, the conversion of securities from one class to another, and the issuance of warrants or convertible debentures on the grounds that such issuances may be necessary and beneficial for the financial health of the company and may be a low cost source of equity capital. The Adviser will generally vote AGAINST any such issuance or related action if the proposal would in any way result in new equity holders having superior voting rights, would result in warrants or debentures, when exercised, holding in excess of 20 percent of the currently outstanding voting rights, or if the proposal would in any way diminish the rights of existing shareholders.

Issuance of Equity or Equity-Linked Securities without Subscription Rights (Preemptive Rights)

The Adviser generally will vote FOR proposals that seek shareholder approval of the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities that are free of subscription (preemptive) rights on the grounds that companies must retain the ability to issue such securities for purposes of raising capital. The Adviser generally will vote AGAINST any proposal where dilution exceeds 20 percent of the company’s outstanding capital.

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Recapitalization

The Adviser generally will vote FOR recapitalization plans that combine two or more classes of stock into one class, or that authorize the company to issue new common or preferred stock for such plans. The Adviser generally will vote AGAINST recapitalization plans that would result in the diminution of rights for existing shareholders.

Merger Agreement

The Adviser will vote on a CASE-BY-CASE basis on proposals seeking approval of a merger or merger agreement and all proposals related to such primary proposals, taking into consideration the particular facts and circumstances of the proposed merger and its potential benefits to existing shareholders.

Going Private

The Adviser will vote on a CASE-BY-CASE basis on proposals that allow listed companies to de-list and terminate registration of their common stock, taking into consideration the cash-out value to shareholders, and weighing the value in continuing as a publicly traded entity.

Reincorporation

The Adviser will vote on a CASE-BY-CASE basis on reincorporation proposals, taking into consideration whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights. The Adviser will generally vote AGAINST the proposal unless the long-term business reasons for doing so are valid. The Adviser will generally vote FOR proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

Bundled Proposals

The Adviser generally votes in accordance with recommendations made by its third party research provider on “bundled” or otherwise conditioned proposals, which are determined depending on the overall economic effects to shareholders.

Defense Mechanisms

Shareholder Rights’ Plan (Poison Pill)

The Adviser will vote on a CASE-BY-CASE basis regarding management proposals seeking ratification of a shareholder rights’ plan, including a net operating loss (NOL) shareholder rights’ plan, or stockholder proposals seeking modification or elimination of any existing shareholder rights’ plan.

Supermajority Voting

The Adviser generally will vote FOR the elimination or material diminution of provisions in company governing documents that require the affirmative vote of a supermajority of shareholders for approval of certain actions, and generally will vote AGAINST the adoption of any supermajority voting clause.

Control Share Acquisition Provisions

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The Adviser generally will vote FOR proposals to opt out of control share acquisition statutes and will generally vote AGAINST proposals seeking approval of control share acquisition provisions in company governing documents on the grounds that such provisions may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by requirements to secure approval of the purchase from other shareholders.

Anti-Greenmail

The Adviser generally will vote FOR proposals to adopt anti-greenmail governing document amendments or to otherwise restrict a company’s ability to make greenmail payments.

Classification of Board of Directors

The Adviser generally will vote FOR proposals to declassify a board and AGAINST proposals to classify a board, absent special circumstances that would indicate that shareholder interests are better served by voting to the contrary.

Auditors

Ratify or Appoint Auditors

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR ratification or appointment except in situations where there are questions about the relative qualification of the auditors, conflicts of interest, auditor involvement in significant financial restatements, option backdating, material weaknesses in controls, or situations where independence has been compromised.

Prohibit or Limit Auditor’s Non-Audit Services

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes AGAINST these proposals since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors’ independence. In addition, Sarbanes-Oxley legislation spells out the types of services that need pre-approval or would compromise independence.

Indemnification of External Auditor

The Adviser will generally vote AGAINST proposals to indemnify external auditors on the grounds that indemnification agreements may limit pursuit of legitimate legal recourse against the audit firm.

Indemnification of Internal Auditor

The Adviser will generally vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

Social and Environmental

Disclose Social Agenda

The Adviser generally will ABSTAIN from voting on proposals that seek disclosure, often in the form of a report, on items such as military contracts or sales, environmental or conservation initiatives,

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business relationships with foreign countries, or animal welfare for the following reasons: a) our clients are likely to have different views of what is a socially responsible policy, b) whether social responsibility issues other than those mandated by law should be the subject of corporate policy, or c) because the impact of such disclosure on share value can rarely be anticipated with any degree of confidence.

Socially Responsible Investing

The Adviser generally will ABSTAIN from voting on proposals that seek to have a company take a position on social or environmental issues, for the reasons cited under ‘Disclose Social Agenda’ above.

Prohibit or Disclose Contributions and Lobbying Expenses

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically considers the proposal in the context of the company’s current disclosures, Federal and state laws, and whether the proposal is in shareholders’ best interests.

Disclose Prior Government Service

The Adviser generally will ABSTAIN from voting on proposals seeking the company to furnish a list of high-ranking employees who served in any governmental capacity over the last five years.

Change in Operations or Products Manufactured or Sold

The Adviser generally will ABSTAIN from voting on proposals seeking to change the way a company operates (e.g., protect human rights, sexual orientation, stop selling tobacco products, move manufacturing operations to another country, etc.) .

Executive Compensation Report

The Adviser generally will vote AGAINST proposals seeking companies to issue a report on linkages between executive compensation and financial, environmental and social performance on the grounds that executive compensation is a business matter for the company’s board to consider.

Pay Equity

The Adviser will generally vote AGAINST proposals seeking a cap on the total pay and other compensation of its executive officers to no more than a specified multiple of the pay of the average employee of the company.

Foreign Issues

Foreign Issues- Directors, Boards, Committees

Approve Discharge of Management (Supervisory) Board

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR approval of the board, based on factors including whether there is an unresolved investigation or whether the board has participated in wrongdoing. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

Announce Vacancies on Management (Supervisory) Board

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The Adviser generally will vote FOR proposals requesting shareholder approval to announce vacancies on the board, as is required under Dutch law.

Approve Director Fees

The Adviser generally votes in accordance with recommendations made by its third party research provider on proposals seeking approval of director fees.

Foreign Issues- General Corporate Governance

Digitalization of Certificates

The Adviser generally will vote FOR proposals seeking shareholder approval to amend a company’s articles of incorporation to eliminate references to share certificates and beneficial owners, and to make other related changes to bring the articles in line with recent regulatory changes for Japanese companies.

Authorize Filing of Required Documents and Other Formalities

The Adviser generally will vote FOR proposals requesting shareholders authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law, as is required in France.

Propose Publications Media

The Adviser generally will vote FOR proposals requesting shareholders approve the designation of a newspaper as the medium to publish the company’s meeting notice, as is common in Chile and other countries.

Clarify Articles of Association or Incorporation

The Adviser generally will vote FOR proposals seeking shareholder approval of routine housekeeping of the company’s articles, including clarifying items and deleting obsolete items.

Update Articles of Association or Incorporation with Proxy Results

The Adviser generally will vote FOR proposals requesting shareholders approve changes to the company’s articles of association or incorporation to reflect the results of a proxy vote by shareholders, which is a routine proposal in certain country’s proxies.

Conform Articles of Association or Incorporation to Law or Stock Exchange

The Adviser generally will vote FOR proposals requesting shareholder approval to amend the articles of association or incorporation to conform to new requirements in local or national law or rules established by a stock exchange on which its stock is listed.

Authorize Board to Ratify and Execute Approved Resolutions

The Adviser generally will vote FOR proposals requesting shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting.

Prepare and Approve List of Shareholders

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The Adviser generally votes FOR proposals requesting shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting, which is a routine formality in European countries.

Authorize Company to Engage in Transactions with Related Parties

The Adviser generally will vote FOR proposals requesting shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered “interested parties” as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES), as the SES related-party transaction rules are fairly comprehensive and provide shareholders with substantial protection against insider trading abuses.

Amend Articles to Lower Quorum Requirement for Special Business

The Adviser generally will vote on a CASE-BY-CASE basis on proposals seeking to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting, which is common when certain material transactions such as mergers or acquisitions are to be considered by shareholders.

Change Date/Location of Annual Meeting

The Adviser will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Elect Chairman of the Meeting

The Adviser generally will vote FOR proposals requesting shareholder approval to elect the chairman of the meeting, which is a routine meeting formality in certain European countries.

Authorize New Product Lines

The Adviser generally will vote FOR proposals requesting shareholder approval to amend the company’s articles to allow the company to expand into new lines of business.

Approve Financial Statements, Directors’ Reports and Auditors’ Reports

The Adviser generally will vote FOR proposals that request shareholder approval of the financial statements, directors’ reports, and auditors’ reports.

Foreign Issues- Compensation

Approve Retirement Bonuses for Directors/Statutory Auditors

The Adviser generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Approve Payment to Deceased Director’s/Statutory Auditor’s Family

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The Adviser generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of a retirement bonus to the family of a deceased director or statutory auditor, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Foreign Issues- Business Entity, Capitalization

Set or Approve the Dividend

The Adviser generally will vote FOR proposals requesting shareholders approve the dividend rate set by management.

Approve Allocation of Income and Dividends

The Adviser generally will vote FOR proposals requesting shareholders approve a board’s allocation of income for the current fiscal year, as well as the dividend rate.

Approve Scrip (Stock) Dividend Alternative

The Adviser generally will vote FOR proposals requesting shareholders authorize dividend payments in the form of either cash or shares at the discretion of each shareholder, provided the options are financially equal. The Adviser generally will vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Authorize Issuance of Equity or Equity-Linked Securities

The Adviser generally will vote FOR proposals requesting shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities.

Authorize Issuance of Bonds

The Adviser generally will vote FOR proposals requesting shareholder approval granting the authority to the board to issue bonds or subordinated bonds.

Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value

The Adviser generally will vote FOR proposals requesting shareholder approval to increase authorized stock by capitalizing various reserves or retained earnings, which allows shareholders to receive either new shares or a boost in the par value of their shares at no cost.

Increase Issued Capital for Rights Issue

The Adviser generally will vote FOR proposals requesting shareholder approval to increase to issued capital in order to offer a rights issue to current registered shareholders, which provides shareholders the option of purchasing additional shares of the company’s stock, often at a discount to market value, and the company will use the proceeds from the issue to provide additional financing.

Board Authority to Repurchase Shares

The Adviser generally will vote FOR proposals requesting that a board be given the authority to repurchase shares of the company on the open market, with such authority continuing until the next annual meeting.

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Authorize Reissuance of Repurchased Shares

The Adviser generally will vote FOR proposals requesting shareholder approval to reissue shares of the company’s stock that had been repurchased by the company at an earlier date.

Approve Payment of Corporate Income Tax

The Adviser generally will vote FOR proposals seeking approval for the use by a company of its reserves in order to pay corporate taxes, which is common practice in Europe.

Cancel Pre-Approved Capital Issuance Authority

The Adviser generally will vote FOR proposals requesting shareholders cancel a previously approved authority to issue capital, which may be necessary in Denmark as companies there do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries.

Allotment of Unissued Shares

The Adviser generally will vote FOR proposals requesting that shareholders give the board the authority to allot or issue unissued shares.

Authority to Allot Shares for Cash

The Adviser generally will vote FOR proposals requesting that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount (a percentage of the issued share capital of the company).

Foreign Issues- Defense Mechanisms

Authorize Board to Use All Outstanding Capital

The Adviser will vote on a CASE-BY-CASE basis on proposals requesting shareholders authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company, which is a common anti-takeover measure in France similar to the way U.S. companies use preferred stock.

Foreign Issues- Auditors

Approve Special Auditors’ Report

The Adviser generally will vote FOR proposals that present shareholders of French companies, as required by French law, with a special auditor’s report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions.

Appoint Statutory Auditor

The Adviser generally will vote FOR proposals requesting shareholder approval to appoint the internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code.

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Foreign Issues- Social and Environmental

Authorize Company to Make EU Political Organization Donations

The Adviser generally will ABSTAIN from voting on proposals that seek authorization for the company to make EU political organization donations and to incur EU political expenditures.

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PROXY VOTING POLICIES AND PROCEDURES

Revised May 1, 2014

The following proxy voting policies and procedures (“Policies and Procedures”) have been adopted by Dodge & Cox, a California corporation (“Dodge & Cox”), an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Dodge & Cox’s clients include Dodge & Cox Funds (the “Trust”), an investment company registered with the SEC under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of six series (Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund and Dodge & Cox Global Bond Fund, collectively, the “Funds”) as well as individuals, UCITS umbrella funds, corporations and pension plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).

These Policies and Procedures are adopted to ensure compliance by Dodge & Cox with Rule 206(4)-6 under the Advisers Act, Rule 30b1-4 and Form N-1A under the 1940 Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff. Dodge & Cox follows these Policies and Procedures for each of its clients as required under the Advisers Act and other applicable laws, unless expressly directed by a client in writing to refrain from voting that client’s proxies (or, to the extent permitted by applicable law, to vote in accordance with the client’s proxy voting policies and procedures). To the extent issues are not covered by the Dodge & Cox Proxy Policies and Procedures, Dodge & Cox will vote proxies in its absolute discretion after taking into consideration the best interests of its clients (i.e., the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.).

GENERAL POLICY

Dodge & Cox maintains a policy of voting proxies in a way which, in Dodge & Cox’s opinion, best serves the interest of its clients in their capacity as shareholders of a company. Dodge & Cox believes that this is consistent with SEC and U.S. Department of Labor guidelines, which state that an investment manager’s primary responsibility as a fiduciary is to vote in the best interest of its clients. As an investment manager, Dodge & Cox is primarily concerned with maximizing the value of its clients’ investment portfolios. Dodge & Cox normally votes in support of company management, but votes against proposals that Dodge & Cox believes would negatively impact the long-term value of its clients’ shares of a company.

In those instances in which Dodge & Cox has been given full discretion with regard to proxies, Dodge & Cox voted and will continue to vote based on its principle of maximizing shareholder value, as described above.

PROXY DECISION-MAKING PROCESS

All proxies are reviewed by Dodge & Cox’s designated Proxy Officer or delegate and a securities analyst. The Proxy Officer or delegate votes the proxies according to these guidelines and consults the Proxy Policy Committee (consisting of the current Proxy Officer, appropriate securities analyst, a subset of the firm’s Investment Policy Committee and International Investment Policy Committee, and members of the Legal and Compliance Departments) when necessary. Issues that are not clearly covered by these guidelines are reviewed by one or more members of the Proxy Policy Committee who then decide on an appropriate policy or recommend further review by the relevant investment policy committee.

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To assist Dodge & Cox with its research and decision-making process and to help Dodge & Cox stay abreast of current issues, it has retained the services of an outside proxy administrator to administer proxy voting and reporting for Dodge & Cox’s clients. Dodge & Cox votes each proxy while the proxy administrator ensures that the decisions are implemented for each client. Additionally, Dodge & Cox has retained the services of two outside proxy research firms to provide Dodge & Cox with research relating to proxy issues and to make proxy voting recommendations. The Proxy Officer is responsible for: (i) voting the proxies of clients subject to these Policies and Procedures; (ii) overseeing the outside proxy administrator; (iii) implementing these Policies and Procedures; (iv) consulting with analysts for the relevant portfolio security (and the Proxy Policy Committee if necessary); and (v) maintaining proxy voting records.

LIMITATIONS RELATING TO PROXY VOTING

While Dodge & Cox uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible to do so. For example, when a client has loaned securities to a third party, such securities are generally not available for proxy voting. Dodge & Cox may also be prohibited from voting certain shares or required to vote in proportion to other shareholders under applicable U.S. or foreign regulatory requirements or company governance provisions.

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among foreign markets in which the Funds may invest. Dodge & Cox will cast votes in a manner believed to be consistent with these Policies and Procedures, while taking into account differing practices by market. Some foreign markets require that securities be “blocked” or registered to vote at a company’s meeting. Absent an issue of compelling importance, Dodge & Cox will generally not subject the Dodge & Cox Funds to the loss of liquidity imposed by these requirements. Additionally, Dodge & Cox may not be able to vote proxies in connection with certain holdings of foreign securities if Dodge & Cox does not receive the proxy statement in time to vote the proxies or does not meet the requirements necessary to vote the securities. The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, Dodge & Cox may limit its voting of foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

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PROXY VOTING GUIDELINES

PLEASE NOTE: The examples below are provided to give a general indication as to how Dodge & Cox will vote proxies on certain issues. However, these examples do not address all potential voting issues or the intricacies that may surround individual proxy votes, and for that reason, actual proxy votes may differ from the guidelines presented here. It is also important to note that the proxy voting policies described herein may at times be inconsistent with our investment decisions.

I.	Routine Business

A.	Approval of Auditors (unless a change is not satisfactorily explained) and Compensation in Line with Prevailing Practice.

B.	Change Date and Place of Annual Meeting (if not associated with a takeover).

C.	Change in Company Name.

D.	Approval of Financial Statements (foreign companies).

E.	Payment or Distribution of Dividends (foreign companies).

F.	Other Business (domestic companies).

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the above-referenced and other routine issues. Dodge & Cox will typically vote against shareholder proposals that require a company to pay a dividend, as the decision to return excess cash is best made by a company’s management.

G.	Other Business (foreign companies).

Dodge & Cox will typically vote against other business proposals in foreign markets, as it varies by market what can legally be covered under other business and it cannot be known, when voting by proxy, whether the items raised under other business would be beneficial to shareholders.

H.	Amend Bylaws/Articles of Association to Bring in Line with Changes in Local Laws & Regulations.

Dodge & Cox will generally support the amending of an issuer’s bylaws to bring the bylaws in line with local laws and regulations, however, Dodge & Cox will vote against proposals that Dodge & Cox believes would negatively impact the long-term value of its clients’ shares of a company.

II.	Capitalization / Reorganization

A.	Issuance of Securities to Meet Ongoing Corporate Needs.

B.	Approve Stock Split.

C.	Share Repurchase Authorization.

D.	Cancel Treasury Shares (in connection with a Share Repurchase Program).

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the above-referenced and similar issues.

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E.	Issuance of Blank Check Preferred.

Dodge & Cox supports management’s ability to raise capital to meet ongoing business needs. However, the ability to issue large blocks of securities for any purpose without shareholder approval can be detrimental to shareholder value. A company can issue and place large blocks of stock in “friendly” hands to thwart or deter an unwanted takeover. Dodge & Cox typically supports provisions where a company expressly states that the securities would not be used as a takeover defense or carry special voting rights.

F.	Reincorporation.

Dodge & Cox generally supports management’s decision to reincorporate in another location for reasons other than to prevent takeover attempts.

III.	Compensation

A.	Compensation, Stock Option, Employee Stock Purchase Plans and Savings Plans that are Generally in Line with Prevailing Practice.

Dodge & Cox typically supports measures which enable companies to attract and retain key employees and directors. Dodge & Cox reviews each compensation plan to evaluate whether the plan overly dilutes shareholder value. Dodge & Cox uses two independent proxy research firms which provide research on proxy issues as a source to help determine the dilutive effects of each plan. Dodge & Cox favors plans which reward long-term performance and align management and shareholders’ interests.

B.	Golden Parachutes.

Provisions for “golden parachutes” are evaluated on a case-by-case basis. Dodge & Cox generally supports golden parachutes when it believes that they will enable the company to attract and retain key executives.

C.	Expensing Options.

Dodge & Cox generally supports proposals establishing a policy of expensing the costs of all stock options issued by a company in the company’s annual income statement. Most companies report the cost of stock options on a pro-forma basis in a footnote in the financial statements, rather than include the option costs in determining operating income. Dodge & Cox believes that the lack of option expensing may be a factor in encouraging excessive use of options in a company’s compensation plans and that unexpensed options can obscure and understate the cost of executive compensation. Dodge & Cox also believes that a desire to gain personal wealth through options may promote executives to pursue corporate strategies designed to promote short-term stock price rather than long-term corporate value.

D.	Claw-Back of Payments Under Restatement.

In evaluating claw-back shareholder proposals, Dodge & Cox will consider whether the company has a history of negative material restatements and/or whether the company has already adopted a formal claw-back policy. While Dodge & Cox typically votes against shareholder proposals requesting that companies adopt policies that seek to recoup bonuses/awards in the event of a significant negative restatement of financial results, each proposal will be reviewed on a case-by-case basis.

E.	Advisory Votes on Compensation.

Dodge & Cox typically supports management’s discretion to set compensation for executive officers and will generally vote in favor of the compensation practices of the companies in which

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it invests so long as Dodge & Cox believes that the plans align management and shareholders’ interests.

F.	Frequency of Advisory Votes on Compensation.

Dodge & Cox believes that management is in the best position to determine how frequently an advisory vote on compensation should appear on a company’s proxy and will typically vote in line with management’s recommendation with regard to such matters. In the absence of a recommendation by management, Dodge & Cox will typically vote to have the advisory vote on compensation appear on a company’s proxy every three years consistent with our long-term investment horizon.

G.	Limit Services of Compensation Consultant.

Dodge & Cox will typically vote against shareholder proposals that seek to limit the services of compensation consultants to strictly performing compensation-related consulting. Such a proposal limits the issuer’s ability to retain consulting services that it believes would be necessary or beneficial to the firm.

IV.	Board & Management Related

A.	Election of Directors in Uncontested Elections.

B.	Indemnification of Officers and Directors in Line with Prevailing Practice.

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the above issues. However, Dodge & Cox will typically vote against the election of a director if insufficient information is provided on the proposed director. When reviewing foreign indemnification proposals, Dodge & Cox will consider using Delaware law as a benchmark for evaluating appropriate levels of indemnification for officers and directors.

C.	Board Structure.

There is no optimal size or composition of inside and outside directors that fits every company. Dodge & Cox considers the composition, reputation and experience of a company’s Board in the process of reviewing the merits of investing in a particular company’s shares. Dodge & Cox prefers that the number of directors be fixed and cannot be altered without shareholder approval; allowing management to increase or decrease the size of the Board can be used as an anti-takeover defense. Dodge & Cox also prefers that companies have a majority of independent directors and for companies to have compensation and audit committees composed entirely of independent directors. Dodge & Cox will typically vote in favor of the establishment of a nominating committee for the Board of Directors.

D.	Independent Chairman (Separate Chairman / Chief Executive Officer).

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. Directors and management of companies are in the best position to determine an efficient, functional structure for the board of directors and splitting the positions of Chief Executive Officer and Chairman may not be in the best interests of the company or its shareholders. Dodge & Cox typically will vote in accordance with company management on the above issues.

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E.	Directors’ Term in Office / Length of Service / Mandatory Retirement Age.

Dodge & Cox believes that any restrictions on a director’s tenure, such as a mandatory retirement age or length of service limits, could harm shareholder interests by forcing experienced and knowledgeable directors off the Board.

F.	Succession Plans.

Dodge & Cox will generally support non-binding shareholder proposals that encourage companies to adopt a succession plan for senior management, if the company does not currently have a succession plan in place.

G.	Shareholders’ Ability to Remove and Approve Directors.

Dodge & Cox believes that fair and democratic access to the Board is an important factor in increasing the accountability of the Board of Directors to shareholders. Thus, Dodge & Cox would generally support proposals whereby nominations of directors by a stockholder would be included in the proxy statement and ballot. Dodge & Cox would vote against proposals restricting the shareholders’ ability to remove a director, as it could serve to entrench management. Dodge & Cox does not support proposals giving continuing directors the right to fill vacant Board seats without shareholder approval.

H.	Majority of Votes to Elect Directors.

Dodge & Cox will typically support non-binding shareholder proposals to require a majority vote standard for the election of directors provided it does not conflict with the state law where the company is incorporated; however, if the proposals are binding, Dodge & Cox will give careful review on a case-by-case basis of the potential ramifications (e.g., whether the resolution allows for a carve-out for a plurality vote standard when there are more nominees than board seats).

I.	Classified Boards / Annual Elections.

Dodge & Cox does not support classified Boards because this makes a change in Board control more difficult to effect, and hence may reduce the accountability of the Board to shareholders.

J.	Cumulative Voting.

Dodge & Cox will typically vote against proposals to establish cumulative voting, as cumulative voting does not align voting interest with economic interest in a company.

K.	Directors Required to Own Specified Amount of Company Stock.

Dodge & Cox typically does not support proposals requiring directors to own a specific amount of a company’s shares, as it could prove onerous to qualified individuals who could otherwise contribute significantly to the company.

L.	Include Shareholders’ Nominations of Directors in Proxy.

Dodge & Cox generally supports including shareholders’ nominations of directors in the proxy statement and ballot as it serves to increase the accountability of the Board to shareholders. Dodge & Cox will generally consider the proposed length and percent ownership, as well as other governance provisions at the company, when determining how to vote on proxy access proposals. Dodge & Cox believes that fair and democratic access to the Board is an important part of increasing accountability.

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M.	Retirement Benefits for Non-Employee Directors.

Dodge & Cox typically does not support shareholder proposals which seek to eliminate retirement benefits for non-employee directors. Dodge & Cox believes such proposals could hinder companies from attracting and retaining qualified Board members.

N.	Director Compensation.

Dodge & Cox typically does not support shareholder proposals which seek to pay directors partially or solely in stock. Dodge & Cox believes that the Compensation Committee or full Board is best qualified to design compensation packages which will attract, motivate and retain capable directors.

V.	Anti-Takeover / Business Combinations

Generally, Dodge & Cox does not support those provisions which Dodge & Cox believes negatively impact the value of the shares by deterring an unwanted tender or takeover offer. Toward that end, Dodge & Cox generally supports the right of shareholders to vote on issues pertaining to business combinations, restructurings, and changes in capitalization. Dodge & Cox does, however, support those policies that grant management time in which to respond to an unsolicited offer and which discourage two-tier offers.

A.	Opt-Out of State Law Business Combination Provisions.

Dodge & Cox generally supports shareholder proposals to “opt-out” of certain state laws designed to deter unwanted takeovers. The corporation can continue to receive the many benefits of incorporation in a particular state, while the “opt-out” removes anti-takeover provisions that may detract from shareholder value.

B.	Fair Price.

While Dodge & Cox would support a Fair Price provision concerned only with preventing two-tier offers, many also give the Board sole discretion in determining the “fair price” of its securities. This determination can be overridden only by a supermajority vote of the shareholders. Dodge & Cox believes that this is in conflict with Dodge & Cox’s policy of preserving shareholder value.

C.	Supermajority.

Dodge & Cox does not support supermajority voting provisions. By vesting a minority with veto power over shareholder decisions, a supermajority provision could deter tender offers and hence adversely affect shareholder value.

D.	Shareholder Rights Proposals / Poison Pills.

Generally, Dodge & Cox supports management’s decision to implement shareholders rights programs because they do not seem to deter or prevent takeovers, but instead provide the Board time to pursue alternatives often resulting in better value for shareholders. Dodge & Cox may vote against a shareholder rights program if local law provides safeguards that allow a company to adequately assess a takeover offer. Dodge & Cox generally supports shareholder proposals requesting that the company submit existing or future shareholders rights programs to a shareholder vote (although it may vote against a proposal when a company has adopted a meaningful alternative to the shareholder proposal). In considering proposals to ratify shareholders rights programs, Dodge & Cox will generally consider the following criteria, among other factors:

●	20% or higher flip-in or flip-over;

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●	Two-to three-year sunset provision;

●	No dead-hand, slow-hand, no-hand or similar features;

●	Shareholder redemption feature - if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

E.	Greenmail.

Dodge & Cox does not support the payment of “greenmail,” the situation in which a potential bidder is paid a premium as a condition of not pursuing a takeover of or restructuring of the company, since one shareholder profits at the expense of the others.

F.	Mergers, Acquisitions and Spin-offs.

Dodge & Cox considers each proposal concerning a merger, acquisition or spin-off on a case-by-case basis. Dodge & Cox will generally support these types of corporate restructurings where it believes that they would maximize long-term shareholder value. When Dodge & Cox is in favor of a merger, acquisition or spin-off, Dodge & Cox will typically support a proposal to adjourn the meeting when votes for a merger or acquisition are insufficient, as this gives management additional opportunities to present shareholders with information about its proposals.

G.	Amend Bylaws Without Shareholder Consent.

Dodge & Cox generally opposes proposals giving the Board of Directors exclusive authority to amend the bylaws of the company without seeking shareholder consent.

VI.	Shareholder Rights

A.	Confidential Voting.

Since there exists the possibility that certain shareholders may be subject to undue pressure to vote in favor of management, Dodge & Cox believes that the voting process is better served by confidentiality.

B.	Right to Call Meetings.

Dodge & Cox generally supports proposals that give shareholders the ability to call special meetings and vote on issues outside of the company’s annual meeting. Limiting the forum in which shareholders are able to vote on proposals could adversely affect shareholder value. Dodge & Cox will generally support shareholder proposals that seek to allow stockholders owning 10 percent or more of the outstanding shares of the company’s common stock to call a special meeting and will consider proposals with thresholds lower than 10 percent on a case-by-case basis.

C.	Shareholder Action by Written Consent.

Dodge & Cox typically supports the right of shareholders to take action by written consent because it facilitates broader corporate governance, but will generally consider the minimum consent threshold as well as other governance rights shareholders may have at the company when determining how to vote.

D.	Supermajority.

Dodge & Cox does not support supermajority voting provisions with respect to corporate governance issues. By vesting a minority with veto power over shareholder decisions, a supermajority provision could deter tender offers and hence adversely affect shareholder value.

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E.	Omission of “Irrelevant” Proxy Issues.

Dodge & Cox has made it a policy not to get involved in determining what is appropriate for a company to include or exclude in its proxy statements, as there are very specific rules laid out by the SEC governing this issue. Dodge & Cox considers the proxy process to be a very important part of corporate governance, and would consider any effort to limit this shareholder forum as an effort to reduce the accountability of management. Dodge & Cox defers to the SEC rules on this matter.

F.	One Share, One Vote.

Dodge & Cox is generally opposed to dual-class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. As such, all things equal, Dodge & Cox will generally oppose the creation of separate classes with different voting rights, and will typically support the dissolution of such classes in cases where controlling interest significantly outweighs economic interest. However, for an existing dual class structure, Dodge & Cox may consider management’s record with respect to management and governance and will review proposals to eliminate a dual class structure on a case-by-case basis.

G.	Electronic Communications to Shareholders.

Dodge & Cox will typically support proposals that allow companies to provide electronic communications/notices to shareholders in lieu of paper notices, provided that the company complies with local laws for disseminating information to shareholders.

H.	Exclusive Venue.

Dodge & Cox will generally vote against proposals that select a specific jurisdiction as the exclusive venue for certain shareholder lawsuits, as it could limit the ability of shareholders to take legal action against the company.

VII.	Social / Environmental (Representative Issues)

Dodge & Cox generally supports management’s decisions regarding a company’s business operations. Dodge & Cox will review shareholder proposals regarding social and environmental issues on a case-by-case basis and will consider supporting proposals that address material issues that it believes will protect and/or enhance the long-term value of the company.

VIII.	Mutual Fund Proxies

A.	Election of Trustees/Directors.

In general, Dodge & Cox has confidence in the abilities and motives of the Board of the mutual funds in which Dodge & Cox invests and typically will vote in support of the proposed nominees in uncontested elections.

B.	Investment Advisory Agreement.

Dodge & Cox votes on investment advisory agreements on a case-by-case basis.

C.	Fundamental Investment Restrictions.

Dodge & Cox votes on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.

D.	Distribution Agreements.

Dodge & Cox votes on distribution agreements on a case-by-case basis.

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CONFLICTS OF INTEREST

Dodge & Cox is sensitive to conflicts of interest that may arise in the proxy decision- making process. For example, conflicts of interest may arise when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Dodge & Cox; (ii) a proponent of a proxy proposal has a business relationship with Dodge & Cox (e.g., an employee group for which Dodge & Cox manages money); (iii) Dodge & Cox has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) a Dodge & Cox employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Dodge & Cox executive has a relative who serves as a director of a company). Dodge & Cox is committed to resolving all such and similar conflicts in its clients’ best interests. Dodge & Cox has developed these Policies and Procedures to serve the best interests of its clients, and accordingly, will generally vote pursuant to these Policies and Procedures when conflicts of interest arise. When there are proxy voting proposals that give rise to conflicts of interest and such proposals are not addressed by these Policies and Procedures, the Proxy Policy Committee will consult Dodge & Cox’s Compliance Officer and senior management. The Proxy Policy Committee, Compliance Officer and senior management may consult with an independent consultant or outside counsel to resolve material conflicts of interest. Possible resolutions of such conflicts may include: (i) voting in accordance with the guidance of an independent consultant or outside counsel; (ii) erecting information barriers around the person or persons making voting decisions; (iii) designating a person or committee to vote that has no knowledge of any relationship between Dodge & Cox and the issuer, its officers or directors, director candidates, or proxy proponents; (iv) voting in proportion to other shareholders; or (v) voting in other ways that are consistent with Dodge & Cox’s obligation to vote in its clients’ best interests.

PROXY VOTING RECORDKEEPING

Dodge & Cox maintains records of the following items: (i) these Policies and Procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes Dodge & Cox cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written requests for proxy voting information and Dodge & Cox’s response to such request (whether a client’s request was oral or in writing); and (v) any documents prepared by Dodge & Cox that were material to making a decision on how to vote, or that memorialized the basis for the decision. Additionally, Dodge & Cox will maintain any documentation related to an identified material conflict of interest.

Dodge & Cox or its agent will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, Dodge & Cox or its agent will store such records at its principal office.

REVIEW OF POLICIES AND PROCEDURES

These Policies and Procedures will be subject to periodic review as deemed appropriate by Dodge & Cox.

HOW TO OBTAIN DODGE & COX FUNDS PROXY VOTING RECORD

Information regarding how Dodge & Cox, on behalf of the Dodge & Cox Funds, voted proxies relating to the Dodge & Cox Funds’ portfolio securities for the 12 months ending June 30 is available on the Dodge & Cox Funds website at www.dodgeandcox.com and on the SEC’s website at http://www.sec.gov.

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7FIRST EAGLE INVESTMENT MANAGEMENT, LLC (the “Adviser”)

POLICY AND PROCEDURES

PORTFOLIO MANAGEMENT -- PROXY VOTING

Selected Regulatory Guidance

●	Investment Advisers Act of 1940
o	Section 204
▪	Rule 204-2(c)(2)
o	Section 206
▪	Rule 206(4)-6
●	Investment Company Act of 1940
o	Rule 30b1-4

Regulatory Summary

The proxy voting rules are designed to mitigate conflicts of interest for anyone voting a proxy – whether the person/entity voting the proxy is the adviser itself or a third-party voting the proxies on behalf of the adviser. The SEC expects proxies to be voted with sufficient independence so as not to conflict with voting proxies in the shareholders’ best interests – and not in the interest of the adviser (and any affiliate) or an unaffiliated proxy service that may also have corporate issuers as clients.

Policy

The Adviser has adopted proxy voting procedures, including those designed to address material conflicts of interest between (and among) the Adviser, its clients, and any proxy voting service.

The Adviser will attempt to vote and process all domestic and foreign proxies that are received on behalf of its clients.

Procedures

The Adviser has authorized each client’s custodian to forward all proxy statements received on behalf of a client either to the Adviser or directly to ISS for voting and recordkeeping.

Institutional Shareholder Services). The Adviser has retained Institutional Shareholder Services (“ISS”) to provide detailed analysis and voting recommendations for each proxy matter requiring a vote. ISS is an independent firm that analyzes proxies and provides research and objective vote recommendations. The Adviser utilizes ISS as a resource to enable it to make better-informed proxy voting decisions and to limit the potential for conflicts in the proxy voting process. Pursuant to a contractual obligation with the Adviser, ISS will utilize its proxy voting procedures (the “ISS Proxy Guidelines”) to provide voting recommendations in connection with underlying portfolio securities held by clients. ISS Proxy Voting Guidelines are periodically reviewed by the certain investment teams and it was determined that the ISS Proxy Guidelines are largely consistent with the views of the Adviser on the various types of proxy proposals. The analysis provided by ISS is available to the Adviser’s investment teams for review to determine whether ISS’s vote recommendations should be rejected and an alternative vote should be entered. When an investment team wishes to vote in a manner different from the ISS recommendation, they must complete a Proxy Vote Override Form, which is set forth in Exhibit A. In such event, the portfolio managers have an affirmative duty to disclose any potential conflict of interest known to them that exists between the Adviser and the client on whose behalf the proxy is to be voted. After a Proxy Vote Override Form is completed, the Form must be submitted to the Legal/Compliance Department for review. If the Legal/Compliance Department determines that there is no potential conflict, ISS may be instructed to vote the proxy issue as set forth in the completed Form.

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If it is determined that there exists or may exist a conflict, the issue will be referred to the Compliance Committee for consideration by convening (in person or via telephone) an ad hoc meeting of the Compliance Committee. For purposes of this Policy, a majority vote of those members present shall resolve any Conflict. The Compliance Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Conflict and make a determination as to how to vote the proxy – i.e., whether to permit or deny the recommendation of the portfolio manager, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients.

In considering the proxy vote and potential conflict, the Compliance Committee may review the following factors, including but not limited to:

●	The percentage of outstanding securities of the issuer held on behalf of clients by the Adviser.
●	The nature of the relationship of the issuer with the Adviser, its affiliates or its executive officers.
●	Whether there has been any attempt to directly or indirectly influence the portfolio manager’s decision.
●	Whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party.
●	Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

The Adviser will receive notification from ISS of upcoming shareholder meetings of the companies issuing the underlying portfolio securities.

If the ISS Proxy Guidelines do not cover a specific issue and ISS does not issue a recommendation on voting, ISS will notify the Adviser. In such cases, the Adviser will use its best judgment to vote on such issues on behalf of the clients, as described below.

ISS will also maintain the required records of the proxy voting, including alternative votes and supporting rationale, and ensure that such records are accessible by appropriate personnel through the VoteX system.

Monitoring of ISS. ISS will provide to the Adviser, upon request, an appropriate report and/or representations that all proxies voted by ISS on behalf of the client during the relevant period were voted in accordance with the ISS Proxy Guidelines.

Review of ISS. Appropriate personnel of the Adviser will review the ISS Proxy Guidelines annually to ensure they are consistent with the Adviser’s views on each subject. The ISS Proxy Guidelines will also be reviewed if ISS makes any material changes.

Electing whether to Vote Proxies. In situations where it may not be desirable to vote a proxy in connection with a security (e.g., a high costs to vote, short time constraints, or a sell order is contemplated or outstanding for the security), the Adviser will use its best judgment to decide whether or not to vote the proxy. Thus, while the Adviser’s policy is generally to vote proxies, the Adviser may not vote some proxies.

Material Conflicts of Interest. In most circumstances, the Adviser will follow the ISS voting recommendation and ISS will vote the client proxies under the ISS Proxy Guidelines. Therefore, for groups using ISS, the Adviser will not typically make any voting decisions on particular proxies that may lead to a material conflict of interest situation. However, the Adviser is aware that the potential exists for conflicts of interest with its clients regarding the voting of proxies. Conflicts could arise in the event that the Adviser has business or personal relationships with the participants in a proxy contest, corporate directors or candidates for directorships.

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All material conflict of interest situations will be brought to the attention of the Adviser’s Compliance Officer who will document all material facts and any findings made. While the determination of whether a relationship presents a material conflict hinges on the facts and circumstances of each particular situation, if the Adviser determines that a specific proxy proposal created such a conflict of interest between the client’s interests and those of the Adviser (or any of the Adviser’s affiliates), for groups using ISS, the proxy generally will be voted pursuant to the sole recommendation of ISS and, for other groups, the proxy will be voted in consultation with Compliance. (See above for Proxy Overrides.)

Securities Lending. With respect to securities of a client involved in a securities lending program, the Adviser will not be allowed to vote any proxies for such securities while the securities are on loan. Although the lender retains the right to recall any loaned securities, the right to vote proxies during the loan period rests with the borrower. The Adviser will typically not seek to vote any proxies of securities on loan.

Reporting. The Registered Investment Company Clients (the “Funds”). The Adviser will provide, or cause ISS to provide, to the Funds’ administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX or other required SEC filings including the items set forth below under “Recordkeeping.” In connection with the Boards of Trustees annual review of the Funds’ proxy voting process, the Adviser will provide, or cause ISS to provide, any information reasonably requested by the Boards of Trustees. In the event of a material conflict of interest proxy-voting situation, the Adviser will provide information at the next regular meeting of the Boards of Trustees of the Funds that will include a report describing all material facts of such conflict of interest situation, any voting deviations from ISS recommendations and any findings made.

Non-Fund Clients. The Adviser will arrange for client reporting in cases when such reporting is requested.

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RECORDKEEPING

The Adviser will keep and maintain the following records:

1)	a copy of the procedures;

2)	a copy of the ISS Proxy Guidelines;

3)	copies of all proxy statements received regarding underlying portfolio securities held by clients (hard copies held by ISS, or a particular Investment Group, electronic filings from the SEC’s EDGAR system);

4)	identification of each proxy’s issuer including the exchange ticker and CUSIP number (if available);

5)	a record of all votes cast on behalf of clients;

6)	copies of any documents used or prepared by the Adviser in order to make a decision as to how to vote proxies or that memorialized the basis for the voting decision;

7)	written requests from the clients or shareholders for information as to how the Adviser voted proxies for the clients; and

8)	written responses by the Adviser to any requests from the Fund shareholders for information as to how the Adviser voted proxies for the Fund.

Certain records will also be maintained by ISS.

Responsible Parties

●	Portfolio Management
●	Trading
●	Analysts
●	Compliance
●	AMS Technology

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Exhibit A

Proxy Vote Override Form

Portfolio Manager Requesting Override: _________________________

Portfolio Management Product Area

Security Issuer: ________________

Security’s exchange ticker symbol: _______________

Cusip #: _____________

# of Shares held: ____________

Percentage of outstanding shares held: ____________

Type of accounts holding security:	Mutual Funds (name each fund): _____
Separate Accounts (specify number): ____
Other (describe): _________

Applicable Guidelines (check one):	☐ Standard
☐ Other (specify): __________________

Shareholder Meeting Date: __________________

Response Deadline: ____________________

Brief Description of the Matter to be Voted On:

Proposal Type (check one):	☐ Management Proposal
☐ Shareholder Proposal (identify proponent: ____________________________________)

Recommended vote by issuer’s management (check one):	☐ For	☐ Against

Recommended vote by ISS (check one):	☐ For	☐ Against	☐ Abstain
☐ No Recommendation
Portfolio manager recommended vote (check one):	☐ For	☐ Against	☐ Abstain

Describe in detail why you believe this override is in the client’s best interest (attach supporting documentation):

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Are you aware of any relationship between the issuer, or its officers or directors, and First Eagle Investment Management, LLC or any of its affiliates?

☐ No	☐ Yes (describe below)

Are you aware of any relationship between the issuer, including its officers or directors, and any executive officers of First Eagle Investment Management, LLC or any of its affiliates?

☐ No	☐ Yes (describe below)

Are you aware of any relationship between the proponent of the proxy proposal (if not the issuer) and First Eagle Investment Management, LLC or any of its affiliates?

☐ No	☐ Yes (describe below)

Are you aware of any relationship between the proponent of the proxy proposal (if not the issuer) and any executive officers of First Eagle Investment Management, LLC or any of its affiliates?

☐ No	☐ Yes (describe below)

Has anyone (outside of your portfolio management area) contacted you in an attempt to influence your decision to vote this proxy matter?

☐ No	☐ Yes (describe below)

If yes, please describe below who contacted you and on whose behalf, the manner in which you were contacted (such as by phone, by mail, as part of group, individually etc.), the subject matter of the communication and any other relevant information, and attach copies of any written communications.

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Are you aware of any facts related to this proxy vote that may present a potential conflict of interest with the interests of the client(s) on whose behalf the proxies are to be voted?

☐ No	☐ Yes (describe below)

Certification:

The undersigned hereby certifies that to the best of his or her knowledge, the above statements are complete and accurate, and that such override is in the client(s)’ best interests without regard to the interests of First Eagle Investment Management, LLC or any related parties.

_________________________     Date: __________________________

Name:

Title:

Product Head Concurrence with Override Request:

_________________________     Date: __________________________

Name:

Title:

Legal/Compliance Action:

☐ Override approved

☐ Referred to Compliance Committee for Further Consideration

_________________________     Date: ___________________________

Name:

Title:

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FRANKLIN ADVISERS, INC.
PROXY VOTING POLICIES & PROCEDURES
An SEC Compliance Rule Policy and Procedures*

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisers, Inc. (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the best interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or Undertakings for the Collective Investment of Transferable Securities (“UCITS”) that have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers.

* Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

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HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities and vote disclosure services. Also, Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’s and/or Glass Lewis’s analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager’s ultimate decision. Rather, Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;[2]

3.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[3]

4.	The issuer is a significant executing broker dealer; [4]

1 For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

2 The top 50 vendors will be considered to present a potential conflict of interest.

3 The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

4 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.

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5.	An Access Person[5] of Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[6] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting dateThe Investment Manager may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

5“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

6 The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

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Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, ISS and/or Glass Lewis analyses, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal

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counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of Auditors: Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case

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basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

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Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental, Social and Governance Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues. Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications. Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The Investment Manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. In some foreign jurisdictions, even if Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which Investment

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Manager does not have sufficient notice; and (c) the exercise by the issuer of its discretion to reject the vote of Investment Manager. Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV)), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

4.	In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items,

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and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

5.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will make every effort to submit Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.

9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.	If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.	The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a

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disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

13.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.

15.	The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of ISS and Glass Lewis via on-site visits or by written questionnaires. The Investment Manager reviews the conflicts procedures of ISS and Glass Lewis as part of the periodic due diligence process. The Investment Manager also considers the independence of ISS and Glass Lewis on an on-going basis.

18.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;

b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and

d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least five years, the

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first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC.

As of January 2, 2014

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HS MANAGEMENT PARTNERS, LLC

PROXY VOTING POLICIES

HS Management Partners, LLC, (HSMP) as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of our clients. In accordance with SEC Rule 206(4)-6, HSMP maintains written policies and procedures as to the handling, researching, voting and reporting of proxy voting and makes appropriate disclosures about its proxy policies and practices.

Advisory clients may elect to delegate their proxy voting authority to HSMP. Alternatively, clients may elect to receive proxies related to their own accounts, in which case HSMP may consult with clients, if requested. In such situations, clients will receive their proxies and other related material directly from their custodian or the company’s proxy agent.

Clients are permitted to place reasonable restrictions on HSMP’s voting authority in the same manner that they may place restrictions on the actual selection of securities. These restrictions must be presented to HSMP in writing.

With respect to ERISA accounts, HSMP will vote proxies unless the plan documents specifically reserve the plan sponsor’s right to vote proxies.

Responsibility

With regard to proxy voting, HSMP will:

(a)	Receive and vote client proxies (absent any specific direction from the client to the contrary);

(b)	Disclose any potential conflicts of interest;

(c)	Make information available to clients about the voting of proxies for their portfolio securities; and

(d)	Maintain relevant and required records (HSMP utilizes Broadridge’s “ProxyEdge” product for the mechanics, administration and record keeping of proxy voting).

HSMP’s Chief Compliance Officer has responsibility for the implementation and monitoring of the Firm’s proxy voting policy, practices, disclosures and record keeping, including outlining the Firm’s voting guidelines in our procedures.

Procedure

HSMP has adopted procedures to implement its policy, and reviews such procedures to monitor and ensure its policy is observed, implemented properly and amended or updated, as appropriate. Actions taken which include the following:

Voting Guidelines

HSMP will vote proxies with respect to securities held in the client’s portfolio when given discretion to do so by the client. Absent specific voting guidelines from clients, HSMP will vote proxies

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in favor of management’s recommendations unless, given the circumstances at hand, we believe it is in HSMP’s client’s best interest not to do so.

In addition, it is HSMP’s policy to vote all proxies from a specific issuer the same way for each client absent client-provided qualifying restrictions.

Voting Procedures

HSMP has a Proxy Voting Committee that sets proxy voting policies. The Committee consists of the Managing Partner, Director of Research, Firm President and the Chief Compliance Officer (CCO). The CCO is responsible for ensuring that all proxy ballots are voted and that said votes are in accordance with HSMP’s policies and procedures.

The CCO also monitors the service performance of the ProxyEdge System. The ProxyEdge System alerts HSMP to the upcoming vote, records the vote entered by HSMP, submits the vote on HSMP’s behalf, maintains the voting records and produces reports of how HSMP voted, as needed. HSMP’s operations staff reconciles ballots held on record date to shares voted and maintains appropriate records of said reconciliation.

Conflicts of Interest

HSMP will identify any potential conflict of interest existing between itself and its clients by determining if any HSMP partner or employee has a financial, business or personal relationship to the issuer. If a material conflict exists, HSMP’s CCO will determine whether it is appropriate to:

(a)	Disclose the conflict to the affected clients, in which case the disclosure will be made in writing and the affected clients’ consent must be received prior to voting;

(b)	Permit clients an opportunity to vote the proxies themselves; or

(c)	Address the voting issue through other objective means, such as receiving an independent third-party voting recommendation (the CCO has not made this determination since inception of the Firm; consequently, HSMP has not yet used any third-party vendor to assist it in making proxy voting decisions).

Recordkeeping

HSMP shall retain the following proxy records in accordance with the SEC’s five-year retention requirement (HSMP will utilize the services of ProxyEdge to help fulfill this requirement, where applicable):

(a)	These policies and procedures and any amendments;

(b)	Each proxy statement that HSMP receives;

(c)	A record of each vote that HSMP casts;

(d)	Any document HSMP created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Chief Compliance Officer or proxy committee, if applicable; and

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(e)	A copy of each written client request for information on how HSMP voted such client’s proxies along with a copy of any written response.

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Income Research & Management

PROXY VOTING POLICIES

Income Research & Management’s (“IR+M”) policy regarding proxy voting (the “Proxy Policy”) consists of (1) the statement of policy, (2) identification of the person(s) responsible for implementing this policy, (3) the procedures adopted by IR+M to implement the policy, and (4) the guidelines utilized by IR+M when enacting this policy.

1. Statement of Policy

The Advisers Act requires IR+M at all times to act solely in the best interest of its clients. Rule 206(4)-6 of the Advisers Act requires any adviser who votes proxies on behalf of clients to have written policies and procedures that are reasonably designed to ensure an adviser votes such proxies in the best interest of clients.

It is generally IR+M’s policy that each client is responsible for voting all of the proxies with respect to the securities held in their accounts. Therefore, IR+M has adopted a Proxy Policy that it believes is reasonably designed to ensure that IR+M does not vote proxies for its clients, and that all proxy materials are forwarded to clients so that they can exercise their voting authority. In the event that IR+M has been delegated the responsibility to vote proxies on behalf of a client, this Proxy Policy addresses the treatment of this circumstance. Such proxies shall be voted pursuant to the proxy voting guidelines included below.

2. Who is Responsible for Implementing this Policy?

The Chief Compliance Officer (“CCO”) is responsible for the overall implementation and monitoring of this policy. The CCO can delegate any of his or her responsibilities under this policy to another person (the “Delegate”).

3. Procedures to Implement the Policy

Client Disclosure

The Advisers Act requires IR+M to provide clients with a description of the firm’s proxy voting policies and procedures.

IR+M shall take the necessary steps to ensure that clients are provided with adequate disclosure as to the parameters of the Proxy Policy. All clients and prospective clients shall receive disclosure of a summary of the Proxy Policy on Form ADV Part 2.

In the event IR+M votes proxies on behalf of a client, IR+M shall, upon request from the client, provide a record of how such proxy votes were cast on behalf of that client.

Administration

In implementing these procedures, IR+M shall:

●	Ensure that appropriate employees are aware of IR+M’s general policy not to vote proxies on behalf of its clients, and that any exceptions to this policy are documented.
●	Ensure that voting responsibility between IR+M and the client is clearly established in the advisory agreement.

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●	Ensure that, when applicable, any proxies that are received by IR+M are forwarded on to the client in a timely manner, if IR+M is not responsible for voting such proxies.

●	Ensure that, when applicable, the proxy votes cast on behalf of a client are documented and readily available to the client, upon request.

Maintaining Records

IR+M will create and maintain appropriate records concerning the implementation and administration of this policy and will preserve such records for the appropriate period.

4. Guidelines

IR+M will generally vote proxy ballots in accordance with management’s recommendations, based on the premise that a broad vote of confidence on such matters is due to the management of any company whose shares IR+M is willing to hold. However, when IR+M believes management’s position on a particular issue is not in the best interests of IR+M’s clients, IR+M will vote contrary to management’s recommendation. If IR+M is delegated voting authority for securities held in a client’s account, IR+M will apply the same voting decisions to all such accounts for which it has voting authority.

Conflicts of Interest

A material conflict of interest may arise in the course of IR+M’s proxy voting activities. Such a conflict of interest might exist when (1) an issuer who is soliciting proxy votes also has a client relationship with IR+M, (2) an IR+M client is involved in a proxy contest, or (3) when an IR+M employee has a personal interest in a proxy matter. Although these examples are not all inclusive, when such a conflict of interest does arise, and in order to insure that proxies are voted solely in IR+M’s clients’ best interests, the CCO may consult the Managing Principals of IR+M, as well as legal counsel to help determine how the items of a particular proxy ballot should be voted.

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Investec Asset Management Limited
Ownership Policy and Proxy Guidelines

Stewardship statement

Investec Asset Management exists for one single purpose: to manage “other people’s money” (third-party assets) in such a way that we deliver on their mandate.

Although these mandates are often quite specialised, the essential purpose of our work is to preserve and grow the real purchasing power of the assets entrusted to us by our clients over the long term. In fulfilling this purpose we will assume a stewardship role over the assets of our clients, including the effective exercising of their ownership rights. We will monitor, evaluate and, if necessary, actively engage or withdraw capital to preserve or add value to our clients’ portfolios. As a firm we will seek to play a meaningful role in helping to develop the framework for investment and ownership within the various jurisdictions in which we invest. Where appropriate we will seek to influence the development of policy, regulation and laws, aiming to facilitate the deployment of efficient capital markets and the development of favourable environments for shareholder rights and interests. As such we endorse the OECD principles on corporate governance which represent a broad set of standards that are appropriate for most markets. We will communicate and engage with our clients on how we are fulfilling these responsibilities. After all, we are stewards of their money. In representing our clients’ interest in relation to the investments made on their behalf, we recognise the responsibilities that go with ownership, and the related rights within an approach which is cognisant of the broad environmental, social and systemic context in which we function. By virtue of the fact that the majority of our investment activity takes place in the public markets, we will publicly disclose our stewardship policy and our voting record.

Proxy voting policy

The policy presented in this document is a guide and framework for formal application of Investec Asset Management’s ownership rights with respect to the companies in its portfolio. It is a comprehensive policy that is supported by a range of internal manuals and rests within the framework provided by the ownership policy. It will not only inform how Investec Asset Management votes with respect to all resolutions placed before it, but will also inform both clients and investee companies on the position that Investec Asset Management is likely to take with respect to the issues that are placed before it for approval. Accordingly, it is a central element of Investec Asset Management’s communication with the companies in its portfolio. The policy will be implemented on an “apply or explain” basis with all departures from the policy being comprehensively explained to Investec Asset Management’s clients. The policy will apply across all geographic domains, and may be amended from time to time to ensure that it remains relevant in a constantly changing world.

1.	Voting processes

1.1.	Client proxy policies

Investec Asset Management’s voting policy establishes its voting and engagement guidelines which will apply across all of its holdings. It is well understood that clients may have their own policies, which may differ from Investec Asset Management’s policy. Clients will thus be requested to formally opt out of Investec Asset Management’s policy, and mechanisms will be put in place to ensure that adherence to clients’ voting guidelines take place.

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1.2.	Universal rights

Investec Asset Management’s right to vote is founded on the principle of a universal shareholder right, which is applied to all shares in a particular share class. The boards of companies should do their utmost to ensure that these rights are exercised and should oppose any efforts to restrict these rights. The rights accorded to each share should be in direct proportion to the equity capital at risk. Investec Asset Management stands for the equitable treatment of all shareholders, especially minorities. As a matter of principle, the creation of different share classes which confer disproportionate rights and privileges onto certain shareholders will be questioned by Investec Asset Management. Where such rights exist, these should be clearly disclosed and justified. Companies should keep such structures under regular review, and put their retention up for regular approval by all of the shareholders. If such structures exist, they should be accompanied by commensurate extra protections for minority shareholders, which ensure that the high-voting rightholder does not exploit that position to the detriment of minorities. Investec Asset Management holds that rights should be limited to within a share class and that where different share classes exist, they should not be permitted to vote with respect to matters affecting the capital of other share classes1.

1.3.	The presentation of voting issues

The board bears the responsibility to ensure that the information relating to any of the proposals or resolutions given to shareholders is considered, candid and sufficient for the shareholder to make their decision in a diligent manner.

If the information provided by the board in relation to a decision at hand is erroneous or deficient, Investec Asset Management will actively oppose the resolution, and if necessary seek legal recourse to delay the vote to ensure that all shareholders are provided with the information necessary for them to make a considered vote on the matter.

Investec Asset Management requires that there are separate resolutions for substantively different proposals from management.

1.4.	Time for decisions

While different terrains may differ in terms of record dates and the time given to shareholders to consider company proposals and resolutions, Investec Asset Management is emphatic that such dates should be adhered to and the timeframes should be sufficient for Investec Asset Management to apply a fiduciary standard to the consideration of the decision at hand. The time provided should be sufficient for Investec Asset Management to revert any issues to clients for consideration, to communicate differences with the chairperson and the board of the company, and if necessary communicate with other shareholders. Investec Asset Management recognises that in certain cases, such as the raising of capital in rights issues that companies may be under pressure to elicit shareholder support in comparatively short time periods to meet capital shortfalls and to avoid market manipulation relating to short selling. Investec Asset Management will consider such expedited proposals if it has been supportive of a general authority granted to directors to issue shares, and if there has been sufficient communication from the company for it to make a considered decision. Investec Asset Management will actively oppose any resolutions where there is a clear intention on the part of the company to acquire shareholder consent by default through not allowing adequate time for shareholders to consider matters that are being proposed to them.

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1.5.	Major decisions

All major decisions that impact on the nature of the company should be presented to all shareholders for approval. Investec Asset Management will consider the full nature of the decision, and is cognisant that many such decisions are softened with short-term incentives that distract from the long-term impact that may deplete value and dilute shareholder rights. Investec Asset Management holds that the market for corporate control is an essential mechanism that gives additional power to its right to withdraw its capital from the company in instances where poor governance is eroding long-term value. It will actively oppose anti-takeover mechanisms such as poison pills that play a role in protecting incumbent management at the cost of shareholders and the company. Other major decisions will be considered on their individual merits. Principally, Investec Asset Management will be in favour of any decisions that create long-term value. Where the connection between transaction and the creation of long-term value is not clear, an examination of other motivations for the transaction is required. This necessarily requires a high level of disclosure on the part of the company.

1.6.	Transparency of the voting process

Investec Asset Management supports mechanisms through which shareholder rights and opinions can be raised. Investec Asset Management views voting by way of a poll as accountable and good governance thus encourages that all matters put before shareholders are voted by way of a poll and that the results of the vote are made publicly available. Investec Asset Management holds the view that a vote by “show of hands” disenfranchises proxy holders and those who are not in attendance at the meeting, and is thus an abrogation of their rights as shareholders.

All issues raised at shareholder meetings should be clearly recorded in detailed minutes and placed on public record. Investec Asset Management supports the introduction of electronic voting in all of the markets in which it operates, and would support the introduction of real-time shareholder meetings, where questions can be publicly raised with management and boards through web-based links. Investec Asset Management will support and actively lobby for regulatory changes that can facilitate better communication between companies and their owners.

1.7.	Consideration of the vote

Investec Asset Management operates in parallel with a number of service providers in order to effect this policy. Investec Asset Management may outsource all, or a portion of the proxy research or voting action. Its decision on the extent of its internal management of this process will differ according to investment strategies and terrains. In markets where Investec Asset Management is administering its own voting process, the vote will be assessed by the relevant analyst and subjected to the scrutiny and oversight of a senior portfolio manager. Where Investec Asset Management has outsourced the research and voting function, it will bear responsibility for all voting decisions that it makes on behalf of its clients. Investec Asset Management’s relationship with its service providers in this respect will be contractually defined and managed in terms of a clear service level agreement.

1.8.	Conflicts of interest

Investec Asset Management is committed as a fiduciary to its clients and will always seek to manage any possible conflicts that may occur through its normal business activities so that there is no material risk of damage to clients. Importantly, Investec Asset Management will observe and enforce all ‘Chinese walls’ between itself and various other operating subsidiaries of the Investec Group of Companies (the Group).

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As such, conflicts of interest can arise in a number of areas but most notably in the following situations:

1.	Nominating directors: Investec Asset Management will endeavour to nominate a candidate that it objectively considers to be independent. Should Investec Asset Management deem it necessary to nominate a candidate that is in any way affiliated to Investec Asset Management or its holding company, Investec Asset Management will ensure that the candidate is not presented with any conflicts of interest that may impact their ability to fulfil their responsibilities as a director, or as an employee of Investec Asset Management.

2.	Engagement: In theory, Investec Asset Management may favour some companies in the engagement process where the Group, or Investec Asset Management, has a prior relationship and so would be failing in its duty to treat all its clients equally. Accordingly Investec Asset Management has established a governance structure to ensure that these situations are appropriately identified and managed.

3.	Fundamental transactions: From time to time it is possible that Investec Asset Management and its clients are party to both sides of a fundamental transaction. In such cases, Investec Asset Management will seek to ensure that all appropriate aspects are considered prior to any transaction or recommendation taking place, and if necessary engage directly with its clients to determine an appropriate course of action.

The Investec Asset Management Investment Governance Committee (IGC) exists to deal with these and other such issues. Any formal engagement is reviewed by the committee with treating customers fairly (TCF) being a key principle. Where a client needs to be treated individually (e.g. where we own shares in our clients’ business and they have specified how to deal with engagement) then this will not affect the decision for other clients.

Investec Asset Management has to consider in detail the various areas of possible conflict of interest and this is set out in the Investec Asset Management Conflicts of Interest Policy and Code of Ethics.

1.9.	Reporting to clients

Investec Asset Management is very supportive of clients that take an active interest in fulfilling their ownership responsibilities. While reporting will be customised to meet specific requirements, it is Investec Asset Management’s intention to make sure that clients are kept well informed on a timely basis on how their ownership responsibilities are being fulfilled. Reporting will also highlight all of the engagement activities in which Investec Asset Management is involved to ensure that the companies that they hold are well governed and managed in a manner which will deliver long-term returns.

1.10.	Investec Asset Management governance structure for effective stewardship

The Investec Asset Management Investment Governance Committee (IGC) is the custodian of Investec Asset Management’s approach to stewardship. The IGC will be constituted by Investec Asset Management’s Chief Executive Officer, the co-Chief Investment Officers, senior members of the investment teams and key members of Investec Asset Management’s Stewardship and Governance team.

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The IGC will be responsible for:

1.	The annual review of the Investec Asset Management approach to stewardship;

2.	The review and updating of the Investec proxy voting guidelines;

3.	Acting as the ultimate authority for any direct engagement undertaken by Investec Asset Management on behalf of its clients;

4.	Being the final arbiter of any disputes or differences of opinion with respect to possible votes or engagements;

5.	Any other activities related to overall philosophy, approach and execution of the stewardship of Investec Asset Management’s clients assets.

2.	The structure of the proxy policy

The conventional method of presenting proxy and voting policies for owners is a list of routine issues that are placed before shareholders on an annual basis, with an associated voting action. Investec Asset Management sees the shareholder vote as being a fundamental part of the asset, and as the primary signalling method of owners’ wishes to the boards and management of the companies that it holds. The manner in which Investec Asset Management votes is thus integral to its principles and its overall ownership policy, with voting actions being grouped according to its ownership principles. An important feature of Investec Asset Management’s policy is the interlocking of the principles with Investec Asset Management’s support for the re-election of board members. Any indication in any of the resolutions proposed by the company to its owners that the board is not operating in the long-term interest of owners will result in qualified or negative votes against board members proposed for re-election. By doing this Investec Asset Management will be sending a clear message that the board as an extension of shareholders should act in their long-term interests.

In accordance with the principles, Investec Asset Management has divided the proxy policy into four distinct sections:

1.	Leadership and strategic governance: This primarily relates to resolutions to elect or re-elect directors. Considerations that are taken into account would include the balance and composition of the board, its governance practices, remuneration, renewal and its functioning. This policy’s position of the board being an extension of shareholders means that any governance deficiency, or action that is detrimental to the long-term value of the company or that is made disregarding owner interests will impact on the resolutions relating to the election / re-election of directors. These issues are dealt with in the sections below.

2.	The alignment with the long term: The principle voting issue under this section is the remuneration report, and any resolutions relating to stakeholder issues. In most instances, the failure to address long-term issues will be seen as a governance deficiency resulting in a vote against the re-election of board members, and in some cases votes that constrain the board’s power over the capital of the company. Some markets require companies to put their remuneration reports or policies to an annual vote, either advisory or binding. Whatever the precise nature of the resolution, Investec Asset Management regards

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such votes as an opportunity to express concern about pay structures which do not seem aligned with shareholder interests, and a platform for discussion with the non-executive directors. This section provides guidelines on whether or not Investec Asset Management is likely to support such resolutions

3.	Protecting our clients’ capital: This section deals with proposals by management that are likely to directly impact on its clients’ holding in a particular company. The issues covered under this section relate to share issues, rights issues, share repurchases, dividends, capital restructuring, alterations to shareholder rights and fundamental transactions. Proposals lacking clarity, or that are deemed to destroy long-term shareholder value or diminish their rights will be opposed through not supporting the relevant resolution and through not supporting the re-election of directors who sanctioned the particular proposal.

4.	Disclosure and transparency: As above, the failure to disclose material information to owners is seen as a governance failure, with appropriate sanction being applied to members of the board that are up for re-election. This section will also provide the explanation for any symbolic votes relating to the adoption of the financial statements, the re-election of the auditor, and resolutions requiring a higher level of transparency from the company. Disclosure issues also relate to the presentation of fundamental transactions and authorities granted to boards and management to issue and repurchase shares. Incomplete information relating to any resolution will result in a qualified or negative vote.

Each subsection to this policy has attached to it advice on what disclosure is required, further research that will improve the efficacy of the voting decision, a guideline on what to raise in the engagement process and a voting instruction.

3.	Leadership and strategic governance

3.1.	The chairman as the leader of the board

Investec Asset Management will qualify its vote or vote against the re-election of the chairman in instances where:

1.	The chairman fails in terms of the election criteria or has held the position for significant duration (ten years):

a.	On election:

i.	Has a strong ethical founding and capable of providing leadership to the board

ii.	Has substantial experience and success in the management and operations of a board of directors

iii.	Be independent prior to election

iv.	Not be a former Chief Executive Officer

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v.	Should a non-independent chairman be sufficiently motivated by the company, the role of the LID should be clearly and publicly stated

vi.	Should not be encumbered by substantial other commitments which will restrict his/her ability to manage the board

b.	Maintain a healthy distance between the board and management, while ensuring that management adheres to and implements the board’s policies

c.	Be able to demonstrate, through the chairman’s report, that the board has met the objectives of their annual work plan

d.	Be able to demonstrate that discipline has been applied over the board activities

e.	Ensure that the interests of stakeholders and environmental concerns have been integrated into all decision-making by the company

f.	Be open to shareholders to discuss the governance, risk management, and strategic direction of the company

g.	Be responsible for ensuring that directors are reminded of their duties, are inducted and transparent with respect to possible conflicts of interest

h.	Should not be a member of the audit committee, or chair the risk committee

i.	Should be a member of the nominations committee and ensure that board and management succession planning are in place

j.	Should be evaluated with respect to the above functions in a process led by the LID

2.	There has been a clear failure of the governance system, including the failure to conduct periodic reviews of the board’s performance

3.	Repeated and reasonable disclosure requests have not been adhered to

4.	There has been a failure to address poor management and the misallocation of capital

5.	There has been a disregard for the interests of stakeholders and the environmental impacts, shareholder rights and the ability to communicate with the board have been impaired

3.2.	The performance of the board

1.	Should Investec Asset Management determine, through its analysis, that the board is too large and thus unwieldy, it will vote in a manner that will improve the balance of the board while also reducing its size. This could mean voting against the re-election of certain directors, and proposing to the chairman that the board is restructured.

2.	Investec Asset Management will vote against the re-election of any director(s) who have not attended 80% of the total number of board meetings and committee meetings in the period since they were previously elected to the board, unless suitably motivated.

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3.	If there is no formal indication that the board is being evaluated, it will raise the matter with the chairman, and, if no action is taken to establish a formal process, Investec Asset Management may vote against the re-election of the chairman.

4.	With respect to voting on director remuneration, Investec Asset Management may vote against the remuneration of directors if:

a.	There are proposals to compensate directors with share options.

b.	If the remuneration is significantly higher than comparator companies.

c.	If directors receive any form of extra payment associated with a performance target for the company or a golden parachute in the case of the company being taken over.

d.	If the basic fee is less than half of the committee fees.

e.	If Investec Asset Management considers there to be a clear failure of the governance system.

5.	At times where there has been a failure in a specific aspect of governance, Investec Asset Management may qualify or vote against the chairman or members of the relevant committee or subcommittees.

6.	Should there be an apparent problem with respect to succession planning and there is no response to active engagement on this issue, Investec Asset Management may:

a.	Qualify or vote against the re-election of the chairman and the chairman of the nominations committee.

b.	Propose independent candidates to the nominations committee.

c.	If such candidates are dismissed without proper consideration, Investec Asset Management may nominate their election to the board at the next shareholders’ meeting following all due legal processes.

3.3.	The Lead Independent Director (LID)

1.	If no action is taken by the board to appoint a LID following a request to do so, Investec Asset Management will consider qualifying or voting against the re-election of the chairman.

3.4.	The election of board members

1.	Investec Asset Management will oppose any proposal by the company which makes any director on the board exempt from re-election by all shareholders.

2.	Investec Asset Management will not support single resolutions that seek to elect more than one director.

3.	Should a CV not be provided or be incomplete, Investec Asset Management will withhold its support or voting against the candidate(s).

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4.	Aside from clear linkages which clearly compromise the independence of a board candidate, Investec Asset Management will take the following into consideration when assessing the independence:

a.	The stated relationships between the nominee and the company, other members of the board, principle shareholders and management. For candidates being recommended for re-election, Investec Asset Management will also carefully assess any reports of related party transactions.

b.	The efficacy, transparency and independence of the nominations process.

c.	If possible, the prior performance of the candidate with respect to their ability to take on the responsibilities of being a board member.

d.	If possible, the social positioning of the candidate, in terms of whether they are from the same peer group as management and the other directors (such as being on other boards together), and whether their personal reputation is such that they can voice a dissenting opinion in an environment of concurrence.

e.	If a director has held their position for a period of ten years or more, Investec Asset Management would view their independence as being potentially compromised, and would thus recommend that they are placed up for re-election on an annual basis.

5.	Following an assessment into whether the candidate is independent, whether to vote in favour of the candidate should be considered with respect to the balance and size of the board.

6.	Doubt with respect to the objective and subjective requirements will result in Investec Asset Management voting against the candidate.

7.	In cases where the board is deemed to be too large, and suitable new candidates are being proposed to the board, Investec Asset Management will consider all of the directors that are being proposed for re-election, and may vote against incumbent board members. An assessment will be made according to length of tenure, age, and skill profile, levels of commitment, contribution and independence. This assessment will be used to establish which director(s) will not receive Investec Asset Management’s support.

8.	With respect to board balancing issues, Investec Asset Management will:

a.	Favour the election of independent directors over non-independent directors.

b.	Vote against the election of non-independent directors at times when the board is weighted towards management and directors who Investec Asset Management regards as not being independent.

c.	Favour the introduction of new skills to the board over skill sets that are over-represented on the board.

d.	Favour diversity of background and perspective over comfortable homogeneity.

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e.	Vote against management candidates if there are a high proportion of executive directors on the board.

9.	Investec Asset Management will vote against directors that it deems to be overcommitted.

4.	Alignment with the long term

Proxy issues

Proxy voting relating to the alignment of the company to long-term value preservation and enhancement is generally derived. The one direct voting issue in this section relates to the remuneration report, as the alignment of management incentives towards the creation of long-term sustainable value is central to guiding their actions, and ensuring that agency problems are mitigated.

The alignment with the long term also relates to the management of stakeholder relationships and the governance system’s ability to understand, monitor and mitigate the risks that the company faces. Investec Asset Management will present guidelines in this section pertaining to these two issues, but the voting responses are dealt with under the strategic governance and disclosure sections of this policy, as the management of stakeholder issues, while central to long-term performance is seldom an agenda item at meetings. It is however a central feature of the governance of a company, providing an indication of the quality of a company’s governance system and thus its board. The management of risk also provides an insight into the effectiveness of the governance system, and will be a key element in whether Investec Asset Management supports the re-election of incumbent directors.

Given that stakeholder relationships and risk management are a fundamental element of determining the resilience of companies in Investec Asset Management’s portfolios and their ability to generate long-term returns, the quality of disclosure with respect to these facets of a company is integral to investment decision-making. In this respect, Investec Asset Management requires a high level of disclosure on these issues. The voting action relating to incorrect or deficient disclosure will be dealt with under the section relating to disclosure and transparency.

4.1.	Managing for the long term – economic profit

1.	If the company is consistently destroying shareholder value, and has been resistant to any approaches by Investec Asset Management to address the situation, Investec Asset Management will vote against the re-election of incumbent directors, the authority of the board over the capital of the company, and the remuneration of the board members. Furthermore, Investec Asset Management may seek to nominate candidates to the board with the intention of addressing the lack of consideration of the value destruction that is taking place.

2.	Where management has taken negligent decisions, which lacked the foresight and intuition required of that position, or failed to adhere to proper due diligence processes, and Investec Asset Management has raised the issue with the board and the board has failed to act, Investec Asset Management will qualify or vote against the re-election of incumbent directors, the authority of the board over the capital of the company, and the remuneration of the board members. Furthermore, Investec Asset Management may seek to nominate candidates to the board with the intention of addressing the lack of board oversight over the management of the company.

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4.2.	The standards for working in a changing world

1.	Where there have been clear breaches of ethics, involvement in corrupt practices or breaches in the law, and engagement has not resulted in any discernable action on behalf of management, Investec Asset Management may raise the issue at the company’s general meeting, and site it as a reason for not supporting the re-election of incumbent directors.

2.	If lack of disclosure of the company’s commitment to ethical practice persists after Investec Asset Management has motivated for greater disclosure, Investec Asset Management may raise the issue at the company’s general meeting, and site it as a reason for not supporting the adoption of the financial statements (where appropriate), and consider voting against the re-election of incumbent directors.

3.	If there has been a breach of ethics, involvement in corrupt practices or contravention of the law, Investec Asset Management expects that the company take appropriate action, and declare that it is doing so. If Investec Asset Management is of the opinion that there has not been sufficient response to this issue, then Investec Asset Management may consider raising the issue at the company’s general meeting, and siting it as a reason for not supporting the re-election of incumbent executive directors.

4.3.	Respect for human rights

1.	If Investec Asset Management becomes aware that the company has been involved in human rights abuses of any kind and that there has been no action by the company to address the abuse, Investec Asset Management will consider voting against all incumbent directors being placed for re-election. It will also consider nominating new directors to the board citing the unsuitability of current directors remaining in their positions. If withdrawing its capital from the company is not a desirable option, it will also investigate the possibility of legal recourse against officers of the company.

2.	If human rights risks are apparent, and engagement with management has not resulted in any discernable action on behalf of management, Investec Asset Management may raise the issue at the company’s general meeting, and site it as a reason for not supporting the re-election of incumbent directors.

3.	If lack of disclosure of the company’s commitment to human rights persists after Investec Asset Management has motivated for greater disclosure, Investec Asset Management will consider raising the issue at the company’s general meeting, and site it as a reason for not supporting the adoption of the financial statements (where appropriate), and consider voting against the re-election of incumbent directors.

4.	Investec Asset Management will not support the election of any director who has been implicated (either directly or indirectly) in any abuse of human rights.

4.4.	Working with stakeholders

4.4.1.	Workforce

1.	If employee related risks are apparent, and engagement with management has not resulted in any discernable action on behalf of management, Investec Asset Management

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will consider raising the issue at the company’s general meeting, and site it as a reason for not supporting the re-election of incumbent directors.

2.	If lack of disclosure of the company’s relationship with its employees persists after Investec Asset Management has motivated for greater disclosure, Investec Asset Management will consider raising the issue at the company’s general meeting, and site it as a reason for not supporting the adoption of the financial statements (where appropriate), and consider voting against the re-election of incumbent directors.

3.	If there has been a case of employee death or injury that is related to negligence on the part of management, Investec Asset Management will expect that the company takes relevant action, and declare that it is doing so. If Investec Asset Management is of the opinion that there has not been sufficient response to this issue, then Investec Asset Management will consider raising the issue at the company’s general meeting, and site it as a reason for not supporting the re-election of incumbent executive directors.

4.	If there are persistent workforce disputes, that result in long-term value destruction and it is linked to clear mismanagement of employee relationships and disrespect for the company’s workforce, Investec Asset Management expects that the company takes relevant action and declare that it is doing so. If Investec Asset Management is of the opinion that there has not been sufficient response to this issue, then Investec Asset Management will consider raising the issue at the company’s general meeting, and site it as a reason for not supporting the re-election of incumbent executive directors.

4.4.2.	Customers

1.	If customer related risks are apparent, and engagement with management has not resulted in any discernible action on behalf of management, Investec Asset Management will consider raising the issue at the company’s general meeting, and site it as a reason for not supporting the re-election of incumbent directors.

2.	If lack of disclosure of customer related issues persists after Investec Asset Management has motivated for greater disclosure, Investec Asset Management may raise the issue at the company’s general meeting, and site it as a reason for not supporting the adoption of the financial statements (where appropriate) or the re-appointment of the company’s auditor.

4.4.3.	Suppliers

1.	If supply chain risks are apparent, and engagement with management has not resulted in any discernible action on behalf of management, Investec Asset Management may raise the issue at the company’s general meeting, and site it as a reason for not supporting the re-election of incumbent directors.

2.	If lack of disclosure of the company’s supply chain persists after Investec Asset Management has motivated for greater disclosure, Investec Asset Management will consider raising the issue at the company’s general meeting, and site it as a reason for not supporting the adoption of the financial statements (where appropriate), and consider voting against the re-election of incumbent directors.

4.4.4.	Society

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1.	If “licence to operate” risks as a result of unfavourable relationships between the company and the communities within which they operate are apparent, and engagement with management has not resulted in any discernible action on behalf of management, Investec Asset Management may raise the issue at the company’s general meeting, and site it as a reason for not supporting the re-election of incumbent directors.

2.	If lack of disclosure of the company’s commitment and actions relating to the communities with which they operate persists after Investec Asset Management has motivated for greater disclosure, Investec Asset Management will consider raising the issue at the company’s general meeting, and site it as a reason for not supporting the adoption of the financial statements (where appropriate), and consider voting against the re-election of incumbent directors.

4.4.5.	The environment

1.	If environmental risks are apparent, and engagement with management has not resulted in any discernible action on behalf of management, Investec Asset Management will consider raising the issue at the company’s general meeting, and site it as a reason for not supporting the re-election of incumbent directors.

2.	If lack of disclosure of the company’s commitment to understanding and addressing its environmental impacts persists after Investec Asset Management has motivated for greater disclosure, Investec Asset Management may raise the issue at the company’s general meeting, and site it as a reason for not supporting the adoption of the financial statements (where appropriate), and consider voting against the re-election of incumbent directors.

3.	If there has been a case of an environmental incident that is related to negligence on the part of management, Investec Asset Management will expect that the company takes relevant action, and declare that it is doing so. If Investec Asset Management is of the opinion that there has not been sufficient response to this issue, then Investec Asset Management will consider raising the issue at the company’s general meeting, and site it as a reason for not supporting the re-election of incumbent executive directors.

4.5.	Efficacy of the risk management process – consideration of risk

1.	Investec Asset Management requires that the boards of companies that it holds develop and enact a dynamic and comprehensive risk management framework which can be applied by management across all its operations and multiple situations. The board should monitor the efficacy of management’s risk management processes via the internal audit function. Failure to do this will necessitate Investec Asset Management voting against the re-election of the chairman of the board, and other incumbent directors.

2.	Where Investec Asset Management has raised a significant risk issue with the board and the company has failed to take action to assess the level of the risk and apply appropriate mitigation measures, Investec Asset Management will consider voting against the re-election of the chairman and incumbent directors. If the risk materialises, and as a result there is a substantial destruction of shareholder value, Investec Asset Management will consider applying appropriate shareholder legal recourse.

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3.	Where there is clear failure of the internal audit process, and the board has failed to rectify the problem after repeated requests, Investec Asset Management will consider voting against the re-election of the chairman and incumbent directors. If as a result of failure of internal controls there is a substantial destruction of shareholder value, Investec Asset Management will consider applying appropriate shareholder legal recourse.

4.6.	Alignment of management interests to long-term value creation

1.	Where Investec Asset Management deems the remuneration of management not to be aligned with owner interests and excessive, and it does not have the option to vote against the adoption of the remuneration report, it will consider a range of voting actions. These could include the voting against the chairman and the members of the remuneration committee, or alternatively any option schemes that are placed before shareholders, and possibly voting against the board’s control over the capital of the company either through the issue of shares or the right to repurchase shares.

2.	In cases where the remuneration report is placed before shareholder vote, Investec Asset Management will either qualify or vote against the adoption of the report if:

a.	all of the members of the remuneration committee are not independent directors;

b.	disclosure does not follow the regulatory guidelines of the relevant jurisdiction;

c.	the scenarios presented in the report are unrealistic and based on assumptions that are not challenging;

d.	there is inadequate disclosure of how targets are established, or that the targets in themselves are not challenging;

e.	there is a disproportionate relationship between the size of the base pay, and short-term bonuses, as stated in the policy above;

f.	there is no clear alignment between management performance targets and long-term shareholder value creation; and

g.	the performance targets are clearly subject to management manipulation, or relate to issues that are beyond management control.

3.	As stated above, Investec Asset Management views the remuneration report as a “basis for communication” with the board with respect to the alignment of interests between owners and management. Voting against the remuneration report is an indication of owner disagreement on how the incentive system is aligning these interests. It should thus always be followed up with engagement between the board and owners. Where such engagement is resisted, or obstructive, Investec Asset Management will apply to the chairman to further consider the issue, and will consider voting against the chairman of the remuneration committee and incumbent members of that committee when they are proposed for re-election. Should the chairman not act to resolve the issue, Investec Asset Management will consider voting against his/her re-election.

4.	Investec Asset Management will oppose proposals that allow for the repricing or issuing of options at a discount. Investec Asset Management, however acknowledges that not

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repricing certain share options may not align the interests of management and shareholders and there may be instances in which shares may not be voted in strict adherence to this guideline. Investec Asset Management will therefore consider voting in favour of the issuing of share options if:

a.	the options are issued at or above market price;

b.	the quantities are acceptable;

c.	participation is not top-heavy;

d.	the shareholders’ dilution is acceptable;

e.	incentives created are not skewed to “upside only”; and

f.	employee and shareholder interest are aligned.

5.	Protecting our clients’ capital

A board’s authority to raise capital through the issuing of shares, and their ability to decide on the manner in which they allocate the income which is attributable to shareholders (dividends awards, share repurchases or capitalisation awards) is granted through an annual shareholder vote on a set of different resolutions. In many cases these resolutions are presented as renewable authorities and often motivated as providing the board with a necessary level of flexibility. Nevertheless, the irresponsible and conflicted use of these authorities can result in significant erosion of shareholder value, and thus Investec Asset Management will apply constraining votes on general authorities, preferring that specific and well motivated authorities are sought from time to time as needs arise. This is core to Investec Asset Management’s duty to protect its clients’ capital. If there is any indication that these authorities have been used in a reckless and irresponsible manner, this should be reflected in the voting decisions relating to the leadership of the company.

Corporate actions arise from time to time which require shareholder approval. Investec Asset Management can only consider these issues on a case-by-case basis, through carefully assessing how the interests of their clients can be best served. Investec Asset Management will actively oppose efforts on the part of management or significant shareholders to reduce the broader shareholder rights (anti-takeover measures, poison pills and alterations to company constitutions). The presentation of such resolutions to shareholders is often and an indication of a governance deficiency and should be accompanied by votes relating to the leadership of the company.

5.1.	The authority to issue shares

1.	Where applicable, Investec Asset Management will vote against the misapplication of pre-emptive rights for any general authority in excess of 5% of the issued share capital of the company.

2.	Accordingly, Investec Asset Management will vote against any general authority to issue shares for cash above 5%.

3.	Investec Asset Management will vote against any issue of shares for cash where the discount limit is in excess of 5%.

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4.	Investec Asset Management will vote against the general authority to issue shares with an attached right of pre-emption in excess of 35% of the issued share capital of the company.

5.	Investec Asset Management will vote against all general authorities where management has a record of destroying company value.

6.	Investec Asset Management will vote against the issue of share to option schemes which it has actively opposed, or where it has opposed the adoption of the remuneration report.

7.	In a case where the company has been irresponsible with respect to the issuing of shares, Investec Asset Management will not support the re-election of the chairman and any incumbent directors and will not support any resolutions to issue shares.

8.	Investec Asset Management will not support any general authorities to issue shares where the share price is substantially below its intrinsic value.

9.	Investec Asset Management will not support any general or specific authorities to issue shares if they are deemed to have the intention of intervening in the market for corporate control, or establishing a control group in the company.

10.	Investec Asset Management will actively oppose any issues of shares where the underwriter is a holding company who could be perceived to be extending its holding of the company through taking up unsubscribed shares.

5.2.	The repurchase of shares

1.	Investec Asset Management will consider supporting a general authority to repurchase shares where:

a.	there is sufficient liquidity in the market;

b.	the company has substantial cash resources and the repurchase scheme is a viable and tax efficient method of returning cash to shareholders;

c.	where the company has a strong record of cancelling treasury shares and not issuing them to share option schemes without declaring this intention;

d.	where there is no conflict of interest with the company’s management incentive policy;

e.	where the share price at the time of the general authority is substantially below its intrinsic value as assessed by Investec Asset Management’s own investment process;

f.	where all disclosures required by Investec Asset Management have been made;

g.	where there is a strong motivation as to how the share repurchase scheme will add more value to shareholders than a cash dividend, repaying debt or making appropriate investments to enhance efficiency or expand operations; and

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h.	where the company has sufficient balance sheet strength and cash resources not to place it under any form of financial strain.

2.	If Investec Asset Management have either supported or rejected a share repurchase scheme, and the resolution has been carried, but management has used this authority in an irresponsible, dishonest and improper manner, Investec Asset Management will vote against the re-election of the chairman of the company and incumbent directors, and may apply appropriate legal recourses open to it.

5.3.	Dividends and capital distributions

1.	Investec Asset Management will vote against the award of a dividend if it is clear that the award of the dividend will place the company under financial stress.

2.	Investec Asset Management will generally be in favour of granting the board any renewable mandate to award dividends if the company has displayed a consistent approach to awarding dividends.

3.	Investec Asset Management will support capital distributions where their aim is to specifically return surplus cash to shareholders. Should such resolutions be linked to any significant change in the capital structure of the company, its constitution or a corporate event, it will be assessed on a case-by-case basis by the portfolio manager.

4.	If Investec Asset Management determines that the company is withholding income from shareholders and not applying surplus reserves to any productive pursuit or the reduction of debt it will consider:

a.	requiring the chairman to fully explain the reasons for not awarding income to shareholders;

b.	making a symbolic vote against the adoption of the financial statements;

c.	voting against the re-election of incumbent directors;

d.	working with other shareholders to propose new candidates to the board; and

e.	working with other shareholders to raise a resolution to require the company to pay dividends.

5.	If it is clear that a capitalisation award is being used to obfuscate another proposal by the company that diminishes shareholder rights, establishes an anti-takeover mechanism or results in any form of reduction in management accountability, Investec Asset Management will vote against the linked resolution and the capitalisation award. Furthermore, Investec Asset Management may consider voting against the re-election of the chairman and incumbent directors and any resolutions which give the directors general power over the capital of the company (such as general authorities to issue and repurchase shares).

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5.4.	Odd-lot offers and share splits

1.	Investec Asset Management will generally not vote in favour of odd-lot offers where there is a compulsory alienation of the shares of odd-lot holders.

2.	Share splits and renounceable offers will be considered on a case-by-case basis according to the motivations presented by the company.

5.5.	Changes in shareholder rights via amendments to company constitutions

1.	Investec Asset Management will vote against all poison pill proposals in any form that they take.

2.	Investec Asset Management will vote against any option schemes where there is automatic vesting on a change in control of the company.

3.	Investec Asset Management will vote against any resolutions that propose new share classes that have higher voting rights than existing share classes.

4.	Investec Asset Management will vote against any resolutions that absolve directors from their fiduciary responsibilities to owners or their re-election through an ordinary resolution when their term of tenure ends.

5.6.	Changes in shareholder rights via amendments to company constitutions

As determined through Investec Asset Management’s internal governance process involving the portfolio manager, the CIO and the governance committee.

6.	Disclosure

Accurate and full disclosure is essential to Investec Asset Management’s investment and capital allocation process. A company’s disclosure also enables Investec Asset Management to continuously evaluate its position as an owner, engage with management, and understand the company better. Investec Asset Management sees disclosure as a dynamic process, which is not only enriching to shareholders and other stakeholders but can also inform company strategy and empower its governance structures. While it requires that companies adhere to the disclosure requirements that are established by both global and local reporting standards, disclosure also has to consider the ever-changing information needs of owners and stakeholders. Disclosure establishes the basis for dialogue and trust. The lack of full and accurate disclosure results in misunderstanding and distrust, both of which are a poor foundation for sustainable long-term relationships.

The board bears responsibility for the disclosure that a company provides to its owners and to its stakeholders. It will approve the financial statements that are assembled by an independent auditor. It will motivate for independent assessments with respect to company actions and ensure that they provide the best possible assessment of the likely effects of that action. It establishes the policies with respect to informing stakeholders about the impact of the company’s operations. It bears responsibility for misstatements and untruths. Investec Asset Management acknowledges the diverse and significant nature of these tasks, and will engage with the boards of the companies that it holds to ensure that there is proactive and constructive dialogue on how disclosure can be improved beyond rules based disclosure requirements. Investec Asset Management also understands that there are certain information asymmetries between the board and management, and thus obliges boards to maintain independent and

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unfettered relationships with independent auditors. Investec Asset Management also encourages boards to establish assurance procedures, and use independent advisors to verify information that has not been subjected to scrutiny by the independent auditors. These processes will give the board confidence that the information that is presented to owners is accurate, relevant, material and candid.

In alignment with international standards, disclosure should be honest, unbiased, balanced, material, clear, complete, relevant, inclusive, consistent, comparable and timely.

6.1.	The approval of financial statements

1.	Investec Asset Management will vote against the financial statements where there is a clear deficiency in the information provided to owners, or where there has been an attempt to hide or obfuscate material issues that may impact on its decisions as an owner.

2.	Investec Asset Management will vote against the financial statements if there are serious omissions in the disclosure requirements mentioned above, and there has been intransigence by management with respect to any engagement by Investec Asset Management to rectify the omission.

3.	Investec Asset Management may vote against the adoption of financial statements where there has been any audit qualification.

4.	Negative proxy votes relating to this section should be accompanied by qualified or negative votes for the re-election of incumbent directors and the reappointment of the auditor.

6.2.	Votes relating to disclosure on specific transactions

1.	Investec Asset Management will vote against any transactions where it is not in agreement with or convinced by the motivations that management has provided.

2.	Investec Asset Management will vote against all transactions that, through its own analysis, will result in a dilution and diminution of long-term intrinsic value.

3.	Investec Asset Management will vote against all transactions where there appears to be a material deficiency with respect to the information provided to shareholders. If this is the case, it will raise the matter with other shareholders, and if necessary the relevant regulatory bodies.

6.3.	Appointment of the auditor

1.	Investec Asset Management will vote against the re-election of the auditor if:

a.	a disproportionate (+40%) of the auditor’s total fee is derived from non-audit services;

b.	the company appoints a former member of the audit team into a senior post;

c.	the auditor clearly does not have the capacity or geographic reach to conduct the audit in an effective manner;

d.	there are repeated and material misstatements in the annual financial statements;

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e.	the company’s disclosure of audited information, and associated explanations is deemed to be deficient or inaccurate; and

f.	the auditors engaged with conducting the internal audit.

6.4.	Keeping owners informed

1.	Should the company consistently act in a manner that does not respect the right of owners to the announcement of price sensitive information about actions and developments in the company between reporting periods, Investec Asset Management will consider withholding or voting against the re-election of the chairman and incumbent directors.

2.	If it becomes apparent that there is insider trading among senior members of the company and related parties before an announcement has taken place, it is clear that the control exercised by the board is deficient. If no action is taken following this issue being raised with the chairman, Investec Asset Management will vote against his/her re-election and the re-election of any incumbent directors.

6.5.	Disclosure expectations in the governance report

1.	Should the governance statement be deficient in any manner, or misrepresent the governance performance of the board, Investec Asset Management will consider qualifying or voting against the re-election of the chairman, or voting against the consideration of the financial statements, or in certain cases applying its rights as a shareholder through laying a complaint with the relevant regulatory authority.

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Jackson Square Partners, LLC

Summary of Proxy Voting Policies and Procedures

(May 2014)

If and when proxies need to be voted on behalf of the Fund, Jackson Square Partners, LLC (the “Adviser”) will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund. In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”), a wholly owned subsidiary of RiskMetrics Group (“RiskMetrics”), which is a subsidiary of MSCI Inc. to analyze proxy statements on behalf of the Fund and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics’ proxy voting activities. If a proxy has been voted for the Fund, ISS/RiskMetrics will create a record of the vote.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

The Adviser has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Fund are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all Fund proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS/RiskMetrics’ recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.

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Kleinwort Benson

2.19 PROXY VOTING

Rule Ref: Advisers Act Rule 206(4)-6

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The rule further requires the adviser to provide a concise summary of its proxy voting process, and offer to provide upon request copies of the complete proxy voting policy and procedures, to clients. Lastly, the rule requires the adviser to retain certain records about its proxy voting and to disclose to clients how they may obtain information on how the adviser voted with respect to their securities.

KBII Ltd shall generally be responsible for voting proxies on behalf of client accounts. However, some clients may opt to retain full proxy voting authority. In cases where KBII Ltd votes proxies for client accounts, the company will vote proxies in the best interest of its clients using reasonable care and diligence.

Proxy Voting Policy

Client Votes Proxies

Notwithstanding KBII Ltd’s discretionary authority to make investment decisions on behalf of its clients, KBII Ltd will not exercise proxy voting authority over certain of its clients’ accounts. The obligation to vote client proxies shall rest with KBII Ltd’s clients in these cases. Clients shall in no way be precluded from contacting KBII Ltd for advice or information about a particular proxy vote. However, KBII Ltd shall not be deemed to have proxy voting authority solely as a result of providing such advice to Clients.

Should KBII Ltd inadvertently receive proxy information for a security held in a client’s account over which it does not maintain proxy voting authority, KBII Ltd will immediately forward such information to the client, but will not take any further action with respect to the voting of such proxy.

KBII Ltd Votes Proxies

KBII Ltd has retained ISS Governance (“ISS”) to provide advice on proxies and assist it in coordinating and voting proxies with respect to client securities in those accounts for which KBII Ltd has been granted full authority to vote proxies. ISS is responsible for monitoring and tracking all proxies for KBII Ltd and has direct feeds from the KBII Ltd client custodians and either the Asset Manager will vote the Proxy using the ISS interface or ISS will propose to vote in accordance with ISS’s Proxy Voting Guidelines Summary (the “Guidelines”), with KBII Ltd retaining the right to override the ISS Guideline recommendation. In addition, a record of all proxy votes and information relevant to such votes shall be maintained by ISS.

The Client may also provide KBII Ltd with an instruction as regards how proxies are to be voted, and in this instance, KBII Ltd will have these requirements coded into the ISS system, and ISS will vote appropriately.

The Proxy Voting Committee has reviewed the Guidelines and considers them to be in the client’s best interests. The Proxy Voting Committee will review ISS’s guidelines no less than annually to determine their continued appropriateness. Client Servicing will monitor ISS to ensure that proxies are properly voted in a timely manner and that appropriate records are being retained.

The Asset Managers have the authority to vote on specific issues in a manner that differs from the Guidelines when it is in the best interest of clients to do so. In addition, there may be instances where the Asset Managers may wish to vote differently for proxies held by more than one product group. The CCO shall review all such votes to determine that there are no conflicts of interest with regards to such votes. KBII Ltd shall maintain documentation of the reason and basis for any such votes.

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In addition, KBII Ltd may opt to abstain from voting if it deems that abstinence is in its clients’ best interests. For example, KBII Ltd may be unable to vote securities that have been lent by the custodian, or where voting would restrict the sale of securities.

ISS will retain the following information in connection with each proxy vote:

1.	The issuer’s name;

2.	The security’s ticker symbol or CUSIP, as applicable;

3.	The shareholder meeting date;

4.	The number of shares that KBII Ltd voted;

5.	A brief identification of the matter voted on;

6.	Whether the matter was proposed by the issuer or a security-holder;

7.	Whether KBII Ltd cast a vote;

8.	How KBII Ltd cast its vote (for the proposal, against the proposal, or abstain); and

9.	Whether KBII Ltd cast its vote with or against management.

If KBII Ltd votes the same proxy in two directions, this will be noted by the relevant party i.e. the relevant Asset Manager voting against the ISS guideline (e.g., KBII Ltd believes that voting with management is in clients’ best interests, but Client X gave specific instructions to vote against management).

The Compliance and Risk unit will on a periodic basis carry out a spot check to compare the KBII Ltd or client instruction against the way that a proxy has been voted by ISS.

Proxies received after a client terminates its advisory relationship with KBII Ltd will not be voted. The Client Servicing team will promptly return such proxies to the sender, along with a statement indicating that KBII Ltd’s advisory relationship with the client has terminated, and that future proxies should not be sent to KBII Ltd.

Procedures for Handling Conflicts of Interest

An attempt will be made to identify all potential conflicts of interest that exist between the interests of KBII Ltd and its clients. KBII Ltd realizes that due to the difficulty of predicting and identifying all material conflicts, it must also rely on employees to notify the Compliance & Risk Control Unit of any material conflicts that could influence the proxy voting process. To mitigate these conflicts, KBII Ltd shall rely on ISS to vote proxies on behalf of clients.

The following is a non-exhaustive list of potential internal conflicts of interests that could influence the proxy voting process:

●	KBII Ltd retains an institutional client, or is in the process of retaining an institutional client, that is affiliated with an issuer that is held in KBII Ltd’s client portfolios. For example, KBII Ltd may be retained to manage the pension fund of Company A. Company A is a public company and KBII Ltd client accounts hold shares of Company A. This type of relationship may influence KBII Ltd to vote with management of Company A on proxies to gain favour with management. Such favour may influence Company A’s decision to continue its advisory relationship with KBII Ltd.

●	KBII Ltd retains a client, or is in the process of retaining a client, that is an officer or director of an issuer that is held in KBII Ltd’s client portfolios. Similar conflicts of interest exist in this relationship as discussed immediately above.

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●	KBII Ltd’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an employee may be a high-level executive of an issuer that is held in KBII Ltd’s client portfolios. The spouse may attempt to influence KBII Ltd to vote in favour of management.

●	KBII Ltd or an employee personally owns a significant number of securities of an issuer, and client portfolios also hold securities of that same issuer. For any number of reasons, the employee may seek to vote proxies in a different direction for his or her personal holdings than would otherwise be warranted by the proxy voting policy. The employee may oppose voting the proxies according to the policy and successfully influence KBII Ltd to vote proxies in contradiction to the policy.

●	Company A, whose securities are held in client portfolios, is a client of one of KBII Ltd’s affiliates. KBII Ltd may be influenced to vote proxies in a way that would benefit Company A, rather than KBII Ltd’s clients.

Role of the Proxy Voting Committee

The Committee shall be called together by the Chief Investment Officer firstly to approve the ISS guidelines and thereafter where there is a need for a decision. The Chief Investment Officer will be responsible for monitoring corporate actions and ensuring the timely submission of proxies. KBII Ltd has established the method by which members of the Committee are chosen. The Committee will consist of the following members who are knowledgeable about the investment objectives, strategies and portfolio holdings of the Funds which the Adviser advises:

●	Chief Investment Officer

●	Chief Compliance Officer

●	Asset Managers who have matters of relevance to be discussed.

The Committee shall be chaired by the Chef Investment Officer or, in their absence, the Chief Compliance Officer. The Committee shall consist of not less than three people.

The Committee shall be responsible for administering these policies and procedures and reporting at least annually to the Board of Directors of KBII Ltd concerning any deviation from the Policies.

Voting by the Proxy Voting Committee

The Committee will review any proxy vote requiring decision and taking into account the client mandate shall decide on how to vote, using the following criteria as applicable in descending order of priority:

1.	Long-term economic impact on the subject company.

2.	Short-term economic impact on the subject company.

3.	Long-term impact on broader economic considerations, such as the subject company’s industry or the general national economy.

4.	Short-term impact on broader economic considerations, such as the subject company’s industry or the general national economy.

5.	Long-term and short-term impact on international economic conditions.

6.	Unique economic factors which might dictate a re-weighting of the priority of criteria (i)-(v) above.

7.	National political/social considerations, such as environmental, human rights, health, animal rights and similar issues.

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8.	International political/social considerations, such as environmental, human rights, health, animal rights and similar issues.

Proxy Voting Committee Voting Principles

The Committee will vote proxies consistent with the following principles:

●	Proxies will be voted in a manner which serves the long term best interests of the portfolio which, in most instances, will also be consistent with the Adviser’s objective in purchasing the underlying securities for the portfolio.

●	If more than one portfolio owns the same security to be voted, the Committee shall have regard for same, and recognising that differences in portfolio investment objectives and strategies may produce different results.

Because management of the respective companies whose securities are owned by the portfolio will normally have a significant role in influencing the value of securities owned by the portfolio, the Committee will ordinarily give substantial weight to management’s proposals and recommendations. This is particularly true with respect to routine matters.

At any time the Committee may seek the advice of ISS or counsel or retain outside consultants to assist in its deliberations.

Definitions by the Proxy Voting Committee

For the purpose of clarification the committee defined the following terms:

“Proxy Voting” means votes taken at a meeting of the company (e.g. statutory meetings including AGMs, EGMs, meetings for the passing of a special ‘resolution’ etc) by a ‘person’ (includes ‘company’) who has been appointed by a member of the company as his proxy to attend and vote instead of him.

“Routine” is defined as matters which the Committee in its best judgement determines to have no discernible positive or negative impact on the client funds including for example

●	Uncontested Elections,

●	Approval of Auditors (unless specified),

●	Stock splits,

●	Reverse stock splits,

●	Dividends,

●	Share buybacks.

“Non – Routine” or contested matters may include the following:

●	Contested elections,

●	Takeover proposals,

●	Management defense strategies,

●	Management compensation issues,

●	Shareholders rights,

●	Political/social issues.

Non Routine issues will be reviewed regularly by the Proxy Voting Committee. The Committee may, from time to time, include other contexts to the above lists.

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Potential ISS Conflicts

The staff of the SEC have provided guidance with respect to an adviser’s reliance upon the recommendations of independent third parties to vote client proxies. A third party is independent if it is free from influence or any incentive to recommend that proxies be voted in anyone’s interest other than the adviser’s clients. An adviser should not, however, conclude that it is appropriate to follow the voting recommendations of a proxy voting firm (such as ISS) without first ascertaining, among other things, whether the proxy voting firm: (a) has the capacity and competency to adequately analyze proxy issues, and (b) can make such recommendations in an impartial manner and in the best interests of the adviser’s clients.

The SEC staff have also provided guidance with respect to conflicts of interest that may arise from a proxy voting firm’s relationships with issuers. When a proxy voting firm has a relationship with an issuer of voting securities (e.g., to provide advice on corporate governance issues), the adviser’s proxy voting procedures should require the proxy voting firm to disclose to the adviser any relevant facts concerning the firm’s relationship with the issuer, such as the amount of the compensation that the firm has received or expects to receive. This information will enable the investment adviser to determine whether the proxy voting firm can make recommendations in an impartial manner and in the best interests of the adviser’s clients, or whether the adviser needs to seek other alternatives with respect to voting its proxies.

If KBII Ltd determines that ISS has a material conflict as it relates to any client proxies, the Proxy Voting Committee shall determine the appropriate way to vote and provide voting instructions to ISS. If KBII Ltd is also conflicted with respect to such proxies, then KBII Ltd shall utilize the proxy voting services of another independent third party.

Recordkeeping Procedures

A copy of each proxy statement and a record of how each vote was cast shall be maintained and preserved by ISS for at least five years from the end of the fiscal year during which the last entry was made on the record. The <Title> shall maintain the following files relating to KBII Ltd’s proxy voting procedures:

1.	This Proxy Voting policy and procedures;

2.	A list of all clients for which KBII Ltd votes proxies. The list will be maintained electronically and updated by the Compliance & Risk Control Unit on an as-needed basis.

3.	Documents prepared, created or reviewed by KBII Ltd that were material to making a decision on how to vote client proxies, when not voted by ISS, or that memorialized the basis for the decision; and

4.	Client requests to review proxy votes:

●	Any request, whether written (including email) or oral, received by any employee shall be promptly reported to the Client Servicing Manager (CSM) responsible for US Clients. All written requests shall be retained.

●	The CSM shall record the identity of the client, the date of the request and the action taken as a result of the request.

●	KBII Ltd shall furnish the information requested, free of charge to the client within a reasonable time period (generally, ten business days). The CSM shall maintain a copy of the written record provided in response to the client’s written (including email) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable, and maintained.

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Proxy Solicitation Procedures

Clients are permitted to request the proxy voting record for the five-year period immediately preceding their request. Clients that retain proxy voting authority over their account may occasionally request that KBII Ltd provide them with information as to how KBII Ltd will vote a particular proxy. In these cases, KBII Ltd shall provide advice that is consistent with the Guidelines. In cases where KBII Ltd’s voting differs from the Guidelines, clients requesting voting advice shall be informed of the deviation.

The Compliance & Risk Control Unit shall be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

Disclosure

KBII Ltd shall ensure that Part 2 of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting policy, and (ii) information about how clients may obtain information on how the company voted their securities.

Procedures for the Receipt of Class Actions

KBII Ltd recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, clients who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator. After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.

If “Class Action” documents are received by KBII Ltd for a client, KBII Ltd will gather any requisite information it has and forward to the client to enable the client to file the “Class Action” at the client’s discretion. The decision of whether to participate in the recovery or opt-out may be a legal one that KBII Ltd is not qualified to make for the client. Therefore, KBII Ltd will not file “Class Actions” on behalf of any client.

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Lingohr & Partner North America, Inc.

PROXY VOTING POLICY
Revised February 2012

I.	General Background

a)	Lingohr & Partner North America, Inc. (“Lingohr”) follows a value-oriented and fundamentally-driven investment philosophy. Our investment approach is systematic, long-term oriented, and characterized by broad diversification. Lingohr invests exclusively in publicly listed global/international equities. A typical global portfolio includes between 120 and 250 stocks.

b)	Our stock selection process is based either on country-specific or on global multi-factor models to identify undervalued companies. In addition, we follow strict rules with regards to our buy and sell decisions. Since inception, Lingohr has not been an activist investor on corporate governance issues. Given our systematic investment process, the corresponding portfolios hold a large number of individual stocks and our focus is directed to our portfolio management expertise. Consequently we decided it is in the best interest of our clients to retain an independent and internationally recognized proxy service provider.

c)	Our client base extends globally across many countries and jurisdictions. Lingohr´s corporate philosophy requires us to respect our clients´ specific regulatory environment and requirements.

In accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, Lingohr has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients.

II.	Proxy Voting Guidelines

Lingohr’s involvement in proxy voting for client accounts aims to respect the regulatory environment of each client. Taking into account the legal and regulatory background and statutory requirements of our clients, we implemented the following guidelines:

a)	If for regulatory and/or statutory reasons the client retains proxy voting authority, Lingohr has no proxy voting responsibility and may not take any action regarding those clients’ proxies.

b)	If for regulatory and/or statutory reasons the client has to delegate its proxy voting responsibility to its external asset managers, Lingohr exercises its proxy voting responsibility through the retention of a third party proxy voting service, such as Broadridge Investor Communication Solutions, Inc. (“BICS”). BICS assists in the implementation and administration of the proxy voting function by providing operational, recordkeeping and reporting services to Lingohr.

Lingohr has retained Glass Lewis & Co. to provide legal oversight, in-depth analysis, and recommendations on all proxy matters. Glass Lewis & Co. is internationally recognized as one of the leading independent providers of corporate governance information. Lingohr will rely on and vote according to the recommendations of Glass Lewis & Co. A copy of the Glass Lewis & Co. Guidelines will be provided upon request.

c)	Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares to be voted at a meeting cannot be sold until after the meeting and the shares are returned to the clients’ custodian

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banks. Absent compelling reasons to the contrary, Lingohr believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required, Lingohr generally elects not to vote those shares.

III.	Proxy Voting Responsibilities

Lingohr’s proxy voting is managed by the firm’s Compliance Department. Its responsibilities include, but are not limited to:

a)	overseeing third party service providers hired to process proxy votes;

b)	ensuring required proxy records are retained according to applicable rules, regulations and internal policies;

c)	preparing and distributing proxy reports for internal and external requests;

d)	at least annually, reviewing proxy policy and voting guidelines.

IV.	Conflicts of Interest

Despite using external service providers, occasions may still arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Lingohr has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.

Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to Lingohr’s compliance department. The compliance department will review each item to determine if a conflict of interest exists and will draft a Conflicts Report for each item. This report describes any conflict of interest and discusses the procedures used to address such conflict of interest.

V.	Record Keeping

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years.

At a minimum, the following records will be retained by Lingohr or BICS:

a)	a copy of the Proxy Voting Polices and Guidelines and Amendments that were in effect for the past five years;

b)	electronic or paper copies of each proxy statement received by Lingohr or BICS with respect to securities in client accounts;

c)	records of each vote cast for each client;

d)	written reports to clients on proxy voting and of all client requests for information and Lingohr’s response.

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MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2014

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments

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are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

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participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); or (v) MFS evaluates a director nominee who also serves as a director of the MFS Funds (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast

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a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on

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these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

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7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with

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the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

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Proxy Voting Policy

___________________________________________

Magellan Asset Management Limited

ABN 31 120 593 946

Dated	24 February 2012
Updated	17 January 2013

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Proxy Voting Policy

1.	Introduction

1.1	Magellan Asset Management Limited (‘Magellan’) recognises its fiduciary obligation to act in the best interests of all clients. One way Magellan represents its clients in matters of corporate governance is through the proxy voting process.

1.2	This policy sets out Magellan’s approach to proxy voting in the context of portfolio management, client service responsibilities and corporate governance principles.

2.	Guiding Principles

2.1	The objective of Magellan’s Proxy Voting Policy is to promote the economic interests of its clients. Magellan considers that proxy voting rights are an important power, which if exercised diligently can enhance client returns, and should be managed with the same care as any other asset managed on behalf of its clients.

2.2	At no time will Magellan use the shareholding powers exercised in respect of its clients’ investments to advance its own commercial interests at the expense of clients’ interest, to pursue a social or political cause that is unrelated to clients’ economic interests, or to favour a particular client or other relationship to the detriment of others.

2.3	The exercise of proxy voting rights is only one aspect of Magellan’s investment management process. Magellan also participates in and influences corporate decision-making in other ways. For instance, it regularly communicates with the senior management of companies to discuss matters of strategy, performance, governance, remuneration or approach to risk management, and collectively with other investors to ensure companies are of aware of concerns.

2.4	A primary aim of this Policy is to encourage a culture of performance among investee companies, rather than one of mere conformance with a prescriptive set of rules and constraints.

2.5	Magellan’s aim is to review shareholder resolutions on a case by case basis. Magellan will elect to exercise its voting rights when we have the authority and when we deem it appropriate to do so. Magellan will not exercise proxy voting rights where a conflict of interest has been identified.

2.6	In exercising its voting discretion, Magellan may take into account the following:

(a)	Magellan does not intend to become involved in the day to day management issues of companies, but rather exercises voting rights to ensure that companies act in the best interest of their shareholders;

(b)	Magellan will exercise voting rights in appropriate cases in order to improve the corporate governance of investee companies;

(c)	the size of holding and the likelihood that exercising voting rights will influence the outcome of the resolution;

(d)	the nature of the matter at hand;

(e)	the advantage which may result from exercising voting rights including whether it will advance investment objectives;

(f)	any institutional client instructions as to exercising voting rights, whether for particular companies or particular issues;

(g)	other legal and ethical considerations, such as whether there may be any actual or potential conflict of interest in exercising voting rights; and

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(h)	possible actions which may be taken instead of, or as well as, exercising voting rights, such as liaising with management, taking steps to initiate shareholder legal action or joining with other shareholders to take collective action or where the collective action will generate significant media interest.

3.	Client Directions

3.1	The implementation of Magellan’s voting policy is always subject to any directions from its institutional clients. Generally, Magellan does not seek the views of clients before exercising its discretion to vote or initiating shareholder action as to individual issues. This is primarily due to the time constraints usually experienced in exercising proxy votes, the number of clients and the often routine nature of many voting issues.

3.2	Some institutional clients will from time to time direct Magellan on specific issues, including where Magellan has disclosed a material conflict of interest to a client. Magellan will implement that direction to the extent that it is able and subject to the terms of the applicable Investment Management Agreement.

4.	Reporting

4.1	Magellan will keep records of its proxy voting activities, directly or through outsourced reporting.

4.2	In the case of its institutional clients, and subject to the terms of the relevant Investment Management Agreement, Magellan may be required to report periodically to the client on proxy voting activities for investments owned by the client.

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NWQ INVESTMENT MANAGEMENT COMPANY, LLC
PROXY VOTING POLICIES AND PROCEDURES

I.	Introduction

Rule 206(4)-6 (the “Rule”) under the Advisers Act requires every investment adviser to (i) adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, which procedures must include how the adviser addresses material conflicts that may arise between its interest and those of its clients; (ii) disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and (iii) describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

II.	Oversight

To provide centralized management of the proxy voting process, NWQ Investment Management Company, LLC (“NWQ”) has established a Proxy Voting Committee. The Proxy Voting Committee shall be comprised of the Chief Investment Officer, at least one Portfolio Manager (as designated by the Chief Investment Officer), and at least one Research Analyst, as voting members. The Chief Compliance Officer and the Director of Operations for Nuveen Global Operations Los Angeles (NGO) or their designees, as well as other individuals as designated by the Committee, shall serve as non-voting members. The Committee shall meet at least annually, or more frequently as required.

The Proxy Voting Committee shall:

●	Oversee the proxy voting process, including the identification of material conflicts of interest, as defined below, involving NWQ as well as the proxy voting process in respect of securities owned by or on behalf of clients;
●	determine how to vote proxies relating to issues not covered by this Policy and Procedures;
●	determine when NWQ may deviate from this Policy and Procedures; and
●	review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services and update or revise as necessary.

III.	Application

This Proxy Voting Policy and Procedures applies to securities held in client accounts over which NWQ has voting authority, directly or indirectly. Indirect voting authority exists where NWQ’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

IV.	Procedures

NWQ shall vote proxies in respect of securities owned by or on behalf of a client in the client’s best interests and without regard to the interests of NWQ or any other client of NWQ. Where NWQ shares investment discretion with regard to certain securities owned by or on behalf of clients with an advisory affiliate, NWQ may delegate proxy voting authority to the advisory affiliate in accordance with this Policy and Procedures, as amended from time to time.

Unless the Proxy Voting Committee otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Proxy Voting Committee shall generally cause proxies to be voted in a manner consistent with the guidelines of an independent third party proxy service or other third party.

In most cases, NWQ has adopted the guidelines of and will generally vote in accordance with the guidelines of Institutional Shareholder Services, Inc., (“ISS”), as such guidelines may be updated from time to time. In select other cases, NWQ may agree generally to vote proxies for a particular client account in accordance with the third party recommendations or guidelines selected by the client, such as the AFL-CIO Guidelines (guideline summary available on request). Clients may opt to vote proxies

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themselves or to have proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

As a general matter, unless otherwise restricted, NWQ reserves the right to override the applicable guidelines in any situation where it believes that following such guidelines is not in its clients’ best interests.

Where any material conflict of interest has been identified and the matter is covered by the applicable guidelines, the Proxy Voting Committee shall cause proxies to be voted in accordance with the applicable guidelines.

Where any material conflict of interest has been identified and the matter is not covered by the applicable guidelines, NWQ may;

(i)	vote in accordance with the recommendation of an alternative independent third party (who may be a proxy voting service), or
(ii)	disclose the conflict to the client, obtain the client’s consent to vote, and make the proxy voting determination itself and document the basis for such determination, or
(iii)	resolve the conflict in such other manner as NWQ believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of the client.

NWQ may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients’ overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as NWQ deems appropriate under the circumstances.

Generally, NWQ does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted (“share blocking” is carried out in a few non-U.S. jurisdictions). However, NWQ may decide, on an individual security basis that it is in the best interests of its clients for NWQ to vote the proxy associated with such a security, taking into account the loss of liquidity. NWQ may also decline to vote proxies in other instances, including but not limited to, de minimus number of shares held, timing issues pertaining to the opening and closing of accounts, potential adverse impact on the portfolio of voting such proxy, logistical or other considerations related to non-U.S. issuers (such as in POA markets), or based on particular contractual arrangements with clients or SMA program sponsors.

In addition, NWQ may decline to vote proxies where the voting would in NWQ’s judgment result in some other financial, legal, regulatory disability or burden to NWQ or the client (such as imputing control with respect to the issuer).

Generally, NWQ will vote all eligible ballots received. Eligibility is based upon ownership at record date which is determined by the issuer. To the extent that NWQ receives proxies for securities that are transferred into a client’s portfolio that were not recommended or selected by NWQ and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), NWQ will generally refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further NWQ’s interest in maximizing the value of client investments. NWQ may consider an institutional client’s special request to vote a legacy security proxy, and if agreed would vote such proxy in accordance with the provisions of this Policy and Procedures.

It is the responsibility of the custodian appointed by the client, or the program sponsor in the case of the SMA Accounts, to ensure ballots are generated sufficiently in advance of the relevant meeting to allow NWQ adequate time to vote its clients’ proxies. A SMA program sponsor, a broker or a custodian, may provide NWQ with notice of proxy ballots in the aggregate, rather than on the underlying account-level. Since NWQ is not afforded underlying account-level transparency in such instances, it must vote such

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proxies based on the information it receives from the program sponsor, broker or custodian, and consequently may be unable to reconcile the proxy ballots voted to the underlying-account level.

Proxies received after the termination date of a client relationship will generally not be voted. Exceptions will be made from time to time, such as when the record date is for a period in which the client’s account was under management.

V.	Material Conflicts of Interest

Voting the securities of an issuer where the following relationships or circumstances exist is deemed to give rise to a material conflict of interest for purposes of this Policy and Procedures:

●	The issuer is an institutional separate account client of NWQ or wrap program in which NWQ participates as an investment manager that paid fees to NWQ for the prior calendar year.

●	The issuer is an entity in which an NWQ employee or a relative[1] of any NWQ employee is an executive officer or director employee of such issuer.

●	Any other circumstance that NWQ is aware of or determines that NWQ’s duty to serve its clients’ interests could be materially compromised.

VI.	Disclosure

NWQ discloses a summary of its proxy voting practices as well as how a client may obtain a copy of this Proxy Voting Policy and Procedures or information on how NWQ voted a client’s securities in its Form ADV Part 2A.

VII.	Recordkeeping and Retention

NWQ shall retain records relating to the voting of proxies, including:

●	Copies of this Policy and Procedures and any amendments thereto.

●	Copies of applicable Policies and Procedures adopted by NWQ’s advisory affiliate with regard to any securities in client accounts managed under shared investment discretion (as referenced above), and any amendments thereto. Nuveen’s Legal and Compliance Department in Los Angeles maintains these records.

NWQ has delegated casting of ballots and record retention to NGO. NGO shall be responsible for maintaining the following records except as otherwise noted:

●	A copy of each proxy ballot and proxy statement filed by the issuer with the Securities and Exchange Commission or Non-U.S. regulator (“Proxy Statement”), or English translation of Proxy Statement as made available through a third party service provider regarding securities held on behalf of clients who have authorized voting of proxies, with exception of any “legacy securities” ballots or proxy statements not voted.

●	Records of each vote cast by NWQ (or its advisory affiliate, as applicable) on behalf of clients; these records may be maintained on an aggregate basis for certain clients (e.g., managed account clients).

1 For the purposes of this guideline, “relative” includes (whether or not living in the same household) children; stepchildren; grandchildren; parents; stepparents; grandparents; spouses; siblings; mother-, father-, son-, daughter-, brother- or sister-in-law; any person related by adoption, and any individual economically dependent on the employee, as well as significant others living in the same household, including domestic partnerships (registered or unregistered) or civil unions.

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●	A copy of any documents created by NWQ that were material to making a decision on how to vote or that memorializes the basis for that decision.

●	A copy of each written request for information on how NWQ (or its advisory affiliate, as applicable) voted proxies on behalf of the client, and a copy of any written response by NWQ to any (oral or written) request for information on how such proxies were voted. If a client request for proxy information is received by NWQ, Nuveen’s Institutional Client Service Department maintains the appropriate documentation.

NWQ may rely on Proxy Statements filed on the SEC’s EDGAR system or on Proxy Statements, ballots and records of votes cast by NWQ maintained by a third party, such as a proxy voting service.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of NWQ’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of NWQ or its advisory or other affiliates.

Adopted: June 24, 2003
Amended: May 21, 2007
Amended: February 25, 2009
Amended: May 1, 2014

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O’SHAUGHNESSY ASSET MANAGEMENT, LLC
PROXY VOTING POLICY
RULE 206(4)-6

In accordance with the requirements of United States SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General, O’Shaughnessy Asset Management, LLC (“OSAM”) has adopted the following proxy voting policy with respect to those assets for which a client has vested OSAM with discretionary investment management authority (the “assets”).

OSAM’s Policy

Registrant has retained the use of third party service provider/agents, (i.e. Institutional Shareholder Services (“ISS”), Broadridge Investor Communication Solutions, Inc. (“BICS”) and/or other third party service provider/agents) to execute these policies. Information regarding the third party proxy voting service provider/agent is available upon request as well. Unless a client directs otherwise, in writing, OSAM or its third party service provider/agent shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the client shall be voted, and (2) making all elections relative to any mergers, acquisitions, and tender offers. OSAM and/or the client shall correspondingly instruct each custodian of the assets to forward to OSAM, or its third party service provider/agent, copies of all proxies and shareholder communications relating to the assets. Absent mitigating circumstances and/or conflicts of interest (to the extent any such circumstance or conflict is presented, if ever, information pertaining to how OSAM or its third party service provider/agent addressed any such circumstance or conflict shall be maintained by OSAM—see examples below), it is OSAM’s general policy to vote proxies consistent with the recommendation of the senior management of the issuer. OSAM shall monitor corporate actions of individual issuers and investment companies consistent with OSAM’s fiduciary duty to vote proxies in the best interests of its clients. With respect to individual issuers, OSAM may be solicited to vote on matters including corporate governance, adoption or amendments to compensation plans (including stock options), and matters involving social issues and corporate responsibility. With respect to investment companies (e.g., mutual funds), OSAM may be solicited to vote on matters including the approval of advisory contracts, distribution plans, and mergers. OSAM or its third party service provider/agent shall maintain records pertaining to proxy voting as required pursuant to United States SEC Rule 204-2 (c)(2) under the Advisers Act as well as the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General.

Copies of United States SEC Rules 206(4)-6 and 204-2(c)(2) and the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General are available upon written request. In addition, information pertaining to how OSAM or its third party service provider/agent voted on any specific proxy issue is also available upon written request. Any questions regarding OSAM’s proxy voting policy shall be directed to Raymond Amoroso, III, Esq., Chief Compliance Officer of OSAM at 203-975-3318.

Mitigating Circumstances/Conflicts of Interest

The following are examples of mitigating circumstances and/or conflicts of interest: (1) an adviser or its affiliate may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies; (2) an adviser may have business or personal relationships with participants in proxy contests, corporate directors, or candidates for directorships, etc.; (3) an adviser has a business relationship not with the company but with a proponent of a proxy proposal that may affect how it casts votes on client securities;

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and (4) senior management’s recommendation, in the opinion of OSAM, is not in the best interests of the client.

Class Action Lawsuit Filings

Class action litigations are lawsuits filed against companies, on behalf of current and past shareholders who are then invited to participate in subsequent settlements by filing a claim. A client will have most likely received these notices from claims administrators who work for the “class”. In the past, OSAM has responded to clients’ requests for assistance by providing trade data to enable the client to complete and file the necessary a claim forms.

However, to improve this process, OSAM has retained an outside company, Financial Recovery Technologies (FRT), to electronically file all class action claims on our clients’ behalf. As a result, any class action claim that a client is eligible to file will be handled automatically. Fees for this service are on a contingency basis, so there will be no charges against the clients’ account; Financial Recovery Technology will absorb any and all costs to provide this service, and deduct their fee (generally between 15-30%) from funds recovered from claims they have filed on the clients behalf.

As a recipient of this service, clients will no longer need to take any action in order to receive class action settlements. While the client will continue to receive class action notices from claims administrators for securities held in the account(s), the client does not need reply to them or to mail in a claim form.

OSAM will automatically register the client for this service. If the client is entitled to a settlement, the client will receive a check by mail. With this service, claims will not be paid any faster than if the client files on his or her own, and please be aware that either way claims often take a year or longer to process. Also note that the availability of this service does not guarantee that a client will receive a payment from any class action. Be assured that while OSAM will provide the clients’ name, address and transaction data to Financial Recovery Technologies, the clients’ personal information is protected under our Privacy Policy.

If a client does NOT want to participate in this program, the client may “opt out” by notifying OSAM in writing. Again, if a client wishes to participate he or she need not take any action. For more information on Financial Recovery Technologies, please go their website at www.frtservices.com or OSAM’s Chief Compliance Officer, Raymond Amoroso, III, Esq.

Implementation/Adoption

Raymond Amoroso, III, Esq., Chief Compliance Officer, or his designee shall be primarily responsible for determining how client proxies are voted and recording how OSAM addressed any mitigating circumstance or conflict of interest. Mr. Amoroso, CCO shall be primarily responsible for the ongoing review and evaluation of OSAM’s proxy voting policy and corresponding compliance with the requirements of United States SEC’s Rules 206(4)-6 and 204-2(c)(2) and the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General. Copies of the Rules can be attached and made a part hereof.

The above Proxy Voting Policy has been adopted by O’Shaughnessy Asset Management, LLC on this first day of October, 2007, and continues to be in effect through the calendar year of 2014.

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PALISADE CAPITAL MANAGEMENT, L.L.C.
PROXY VOTING PROCEDURES
June 1, 2013

STATEMENT OF POLICY

Palisade Capital Management, L.L.C. (“Palisade”), an investment adviser registered with the U.S. Securities and Exchange Commission, undertakes to vote all client proxies in a manner consistent with the best interests of its clients. Palisade has a contract with Institutional Shareholder Services (“ISS”) to assist with carrying out this policy.

APPLICABILITY

If Palisade exercises voting authority on behalf of a Palisade client and maintains investment supervision of such client’s securities, then the following Proxy Voting Procedures (the “Procedures”) will apply to those client securities.

PROCEDURES

Palisade is not responsible for proxy voting if a client’s securities are out on loan as of the record date and as a result do not generate a proxy. A client may have a separate agreement with its custodian to engage in securities lending on the client’s behalf (as Palisade itself does not loan client securities). Because Palisade has no knowledge when securities are loaned by a third party custodian, these loaned securities are not subject to the Procedures.

ISS provides research to Palisade on each proxy issue, along with a proxy voting recommendation. The recommendations are determined in accordance with ISS’s guidelines, which Palisade has adopted as its general proxy voting policy (the “Guidelines”). You may obtain a copy of the Guidelines by submitting a request to Palisade. Contact us by mail at: Palisade Capital Management, L.L.C., One Bridge Plaza North, Suite 695, Fort Lee, New Jersey 07024-7102, (ii) call your client service representative at (201) 585-7733, or (iii) send an email to credmond@palcap.com. as described above.

Palisade has a “Mandatory Sign-Off” procedure which requires Palisade to review each proxy issue prior to voting. However, if Palisade does not send its vote preference to ISS before the voting deadline, ISS will vote Palisade client proxies in accordance with its recommendation. Palisade’s Compliance Department is responsible for monitoring receipt of research and recommendations from ISS, obtaining voting decisions from the appropriate Palisade investment professionals responsible for voting, and for ensuring that client proxies are voted and submitted to ISS in a timely manner.

For each proxy to be voted by Palisade, the applicable research and recommendation from ISS are forwarded to either Dennison T. Veru, Chief Investment Officer – Institutional, or Jack Feiler, Chief Investment Officer – Private Wealth Management. Mr. Veru or Mr. Feiler will then make an independent decision whether or not to vote client proxies in accordance with ISS’s recommendation, giving substantial weight to the recommendation of management on all issues. In all cases, Mr. Veru or Mr. Feiler will give overriding consideration to each client’s stated guidelines or restrictions, if any.

If Mr. Veru or Mr. Feiler believe that a client’s best interests would be served by voting a proxy contrary to the ISS recommendation, such Chief Investment Officer will forward the proxy in question to the Portfolio Manager (“PM”) for the client’s account or analyst covering the security, who will review the issue. If the PM or analyst also desire to vote the proxy contrary to the ISS recommendation, such PM or analyst will provide a brief memorandum to Palisade’s Conflicts of Interest Committee explaining their reasons for their desired vote. The Conflicts of Interest Committee will evaluate whether any material conflicts of interest (as discussed below) have influenced the PM or analyst’s proxy voting decision and may approve an “override” of the ISS recommendation if the Committee is comfortable that no such material conflict exists.

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Conflicts of Interest

A conflict of interest exists when Palisade has knowledge of a situation where the Firm or its principals, employees, or affiliates would enjoy a special or increased benefit from casting a client proxy vote in a particular way. A conflict of interest may occur in the following cases; however this list is not all-inclusive:

●	The issuer of securities that Palisade holds in client accounts (and for which Palisade is required to vote client proxies) is a Palisade client.

●	Palisade is soliciting new business from an issuer of securities that Palisade holds in client accounts (and for which Palisade is required to vote client proxies).

●	A Palisade employee (or an employee of a Palisade affiliate) serves as a director of an issuer of securities that Palisade holds in client accounts (and for which Palisade is required to vote client proxies).

●	A Private Equity Fund managed by Palisade owns equity or debt of an issuer of securities that Palisade holds in client accounts (and for which Palisade is required to vote client proxies).

When a material conflict of interest occurs, ISS will be solely responsible for voting the affected client proxy based on its Guidelines or specific client restrictions, and Palisade will not be permitted to “override” the recommendation (as described above). When a non-material conflict occurs, Palisade’s Conflicts of Interest Committee will be permitted to “override” the recommendation (as described above). As used above, a conflict of interest is presumed to be “material” if it involves 1% or more of Palisade’s annual revenue. The definition of “material” is subject to change at Palisade’s discretion.

Palisade will document all conflicts of interest, whether or not material, and keep the documentation with the client’s proxy records. Such documentation will be compiled by the Conflicts of Interest Committee and be attached to the ISS certification and voting statement. All documentation in connection with a Palisade conflict of interest will be sent to the client for whom there was a conflict.

Palisade maintains a list of securities and issuers (known as the “Restricted List”) that cannot be traded in client or employee personal accounts. The Restricted List minimizes the possibility of the occurrence of a material conflict of interest by prohibiting the trading of securities of issuers where Palisade possesses non-public information, or where Palisade deems it necessary or prudent for other compliance, business, or regulatory objectives. Palisade updates its Restricted List promptly as needed.

By way of illustration, the guidelines address the following:

a. Corporate Governance Issues: Such issues falling under this section generally include voting: for auditors, shareholder proposals asking a company to submit its poison pill for shareholder ratification; and against supermajority votes and retirement plans for non-employee directors. The guidelines propose CASE-BY-CASE voting on proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities, considering:

●	The company’s current disclosure of relevant policies and oversight mechanisms;

●	Recent significant controversies, fines, or litigation related to the company’s public policy activities; and

●	The impact that the policy issues may have on the company’s business operations.

Director compensation and the election of directors will be evaluated on a case-by-case basis. Under extraordinary circumstances, the guidelines recommend voting AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

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●	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

●	Failure to replace management as appropriate; or

●	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

b. Changes to Capital Structure: Such issues falling under this section generally include voting: for open market share repurchases, and management proposals to increase the common share authorization for a stock split or share dividend; and against the authorization of preferred stock if excessive as compared to the common stock. The authorization of additional shares of common stock, creation of a tracking stock, mergers, acquisitions, reorganizations, and spin-offs will be evaluated on a case-by-case basis.

c. Social, Environmental and Corporate Responsibility Issues: The guidelines generally call for evaluating these proposals on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

●	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

●	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

●	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

●	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

●	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

●	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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RECORD RETENTION

Palisade will retain the following records for a period of 6 years:

●	Proxy voting procedures and guidelines

●	Proxy statements received

●	Records of votes cast on behalf of clients

●	Records of client requests for proxy voting information and responses provided to such client inquiries

●	Any documents prepared by Palisade that were material to making a proxy voting decision or that memorialized the basis for the decision.

CLIENT INQUIRIES

Palisade will send a copy of these Proxy Voting Procedures to its clients at the start of their relationship and then annually thereafter. Clients can request a complete copy of Palisade’s proxy voting record on their behalf (i) by submitting a written or email request as described above. Palisade’s Proxy Voting Procedures are also included as a part of the firm’s Form ADV, Part 2A.

REVIEW OF PROCEDURES

The Chief Investment Officers and a representative of Palisade’s Compliance Department will review these Proxy Voting Procedures at least annually and make any required amendments. Any material changes will be promptly provided to Palisade’s clients.

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Prudential Investment Management, Inc.

PROXY VOTING POLICIES

Summary

Prudential Fixed Income’s policy is to vote proxies in the best economic interest of its clients. In the case of pooled accounts, the policy is to vote proxies in the best economic interest of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect Prudential Fixed Income’s judgment of how to further the best economic interest of its clients through the shareholder or debt-holder voting process.

Prudential Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. Prudential Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. If a security is held in multiple accounts and two or more portfolio managers are not in agreement with respect to a particular vote, Prudential Fixed Income’s proxy voting committee will determine the vote. Not all ballots are received by Prudential Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, Prudential Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-U.S. holdings, Prudential Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. Prudential Fixed Income generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best economic interest of its clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of Prudential Fixed Income. When Prudential Fixed Income identifies an actual or potential conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments.

Any client may obtain a copy of Prudential Fixed Income’s proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.

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River Road Asset Management, LLC (“River Road”)
Policies and Procedures

PROXY VOTING

Policy

River Road exercises discretionary voting authority over proxies issued on securities held in client accounts unless the client has explicitly reserved voting authority. Our policy and practice includes the responsibility to receive and vote client proxies, mitigate any potential conflicts of interest, make information available to clients about the voting of proxies for their portfolio securities, and maintain required records. River Road, as a matter of policy and as a fiduciary to our clients, votes proxies for client securities consistent with the best economic interests of the clients. River Road engages a third-party voting agent, Glass Lewis & Co. (“Glass Lewis”), to help discharge its duties.

Background

Registered investment advisers that exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to do the following:

●	Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients;

●	Disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; and

●	Describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients.

Advisers also must maintain certain records relating to proxy voting activities (See Books and Records).

Responsibility

The Proxy Voting Policy Committee, the Proxy Voting Procedure Committee, and the Compliance Department are responsible for implementing and monitoring this policy.

Procedure

River Road has adopted the following procedures to implement and monitor the firm’s policy:

Proxy Committees:

River Road established two proxy committees to oversee proxy voting activities.

The Proxy Voting Policy Committee is responsible for establishing voting guidelines and reviewing special issues. The Committee consists at a minimum of the Chief Investment Officer, the Director of Research, the Chief Compliance Officer, and a Compliance Department proxy designee (“Proxy Designee”). The Committee meets annually to review Glass Lewis’ proxy voting guidelines. The Committee must determine and document where River Road disagrees with the agent’s guidelines, if at all, and determine necessary action, if any. The Committee is responsible for adopting the final voting guidelines. The minutes from the meeting will be distributed to the investment team (as necessary) for their reference as they make voting decisions throughout the year. Meetings may be called by any Committee member throughout the year, based on issues that arise.

The Proxy Voting Procedure Committee is responsible for operational and procedural aspects of the proxy voting process. The Committee consists at a minimum of the Chief Compliance Officer and the Proxy Designee. The Committee meets annually to review operational or procedural issues related to the

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proxy process. Meetings may be called by any Committee member throughout the year, based on issues that arise.

Voting Agent: Glass Lewis performs the following services:

●	provides analysis of proxy proposals,

●	tracks and receives proxies for which River Road clients are entitled to vote,

●	votes the proxies as directed by River Road, and

●	compiles and provides client voting records.

Voting Process:

The Proxy Designee coordinates the proxy voting process. The steps for reviewing and submitting votes are as follows:

●	The Proxy Designee reviews the Glass Lewis web-based system on at least a weekly basis for upcoming meetings.

●	The Proxy Designee reconciles the number of ballots reflected by Glass Lewis to River Road’s records and reports any discrepancies to Glass Lewis for follow up. River Road makes its best efforts to ensure that all shares are voted. However, issues with receiving ballots from client custodians may prevent voting for a particular account. River Road continues to follow up with Glass Lewis and the custodian where necessary until issues are resolved.

●	If the policy recommendation and the management recommendation for all votes on a ballot are the same, the Proxy Designee will vote accordingly.

●	If the policy recommendation and management recommendation are different for a particular vote, the Proxy Designee distributes Glass Lewis’ proxy paper for the upcoming meeting to the appropriate member of the investment team. The investment team member is responsible for reviewing the proxy paper and making the appropriate vote decision based on this policy and the Proxy Voting Policy meeting minutes. Where the investment team member decides to vote differently from the policy recommendation, they must document the investment rationale. The Proxy Designee then obtains prior approval from the Chief Compliance Officer, the Compliance Manager, or their designee before submitting the vote decision.

Client Direction: River Road’s policy is to vote all proxies the same way for each client. Clients are permitted to place reasonable restrictions on River Road’s voting authority by providing their own voting guidelines. If clients provide River Road with their voting guidelines and River Road accepts them, River Road will instruct the voting agent to vote proxies pursuant to the client guidelines.

Conflicts of Interest: River Road has eliminated most conflicts of interest by using an independent third party (Glass Lewis) that votes pursuant to the guidelines adopted by the Proxy Voting Policy Committee or in accordance with River Road’s direction after following this process. In cases where River Road believes there may be an actual or perceived conflict of interest, River Road requires additional steps that may include the following:

●	documenting the potential conflict of interest,

●	obtaining the prior approval of the Chief Investment Officer and CCO,

●	obtaining Committee review or approval,

●	deferring to the voting recommendation of a third party,

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●	voting pursuant to client direction (following disclosure of the conflict),

●	abstaining from voting,

●	voting reflectively (in the same proportion and manner as other shareholders), or

●	taking such other action as necessary to protect the interests of clients.

River Road will maintain a record of the voting resolution of any conflict of interest.

Securities Lending: Where clients have implemented securities lending programs, River Road will be unable to vote proxies for securities on loan unless it issues instructions to the client custodian to callback the securities prior to record date. River Road typically does not instruct custodians to callback securities.

Disclosure and Client Requests for Information: River Road discloses a summary of this policy and information on how clients may obtain a copy of this policy and records of how River Road voted securities for their accounts in Form ADV Part 2A. Employees that receive a client request for information regarding proxy votes or policies and procedures must forward such request to the Compliance Department where necessary. The Compliance Department is responsible for gathering the relevant information.

Testing: The Compliance Department typically performs a monthly review of reconciliations and proxy voting records to ensure the process is being followed.

Version Reference

Version Date	Description of Changes
01/01/2012	Content and Format Changes

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ROBECO INVESTMENT MANAGEMENT

ROBECO WEISS, PECK & GREER

ROBECO BOSTON PARTNERS

Proxy Voting Policies

March 2014

Robeco Investment Management

909 Third Avenue

New York, NY 10022 — Telephone 212-908-9500 — www.robecoinvest.com

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Robeco Investment Management

Proxy Voting Policies

As of March 2013

I. The Board of Directors

A.	Voting on Director Nominees in Uncontested Elections

1.	Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

a.	Long-term corporate performance record relative to a market index;

b.	Composition of board and key board committees;

c.	Corporate governance provisions and takeover activity;

d.	Nominee’s attendance at meetings;

e.	Nominee’s investment in the company;

f.	Whether a retired CEO sits on the board;

g.	Whether the chairman is also serving as CEO;

h.	Whether the nominee is an inside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; AND

i.	Whether the company has failed to meet a predetermined performance test for issuers within the Russell 3000 index;

j.	For issuers within the Russell 3000 index, after evaluating the company’s overall performance relative to its peers, taking into account situational circumstances including (but not limited to) changes in the board or management, and year-to-date total shareholder returns;

k.	On members of the Audit Committee and/or the full board if poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures taking into consideration the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted.

l.	If the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval taking into account the following factors:

●	The date of the pill’s adoption relative to the date of the next meeting of shareholders – i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

●	The issuer’s governance structure and practices; and

●	The issuer’s track record of accountability to shareholders.

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2.	In the following situations, votes on director nominees will be WITHHELD:

a.	Nominee attends less than 75% of the board and committee meetings without a valid excuse;

b.	Nominee implements or renews a dead-hand or modified dead-hand poison pill;

c.	Nominee ignores a shareholder proposal that is approved by a majority of shares outstanding;

d.	Nominee has failed to act on takeover offers where the majority of the shareholders have tendered their shares;

e.	Nominee is an inside director or affiliated outsider and sits on the audit, compensation, or nominating committees;

f.	Nominee is an inside director or affiliated outsider and the majority of the board is not independent;

g.	Nominee is an audit committee member when a company’s non-audit fees are greater than 50% of all fees paid;

h.	Nominee has enacted egregious corporate governance policies or failed to replace management as appropriate;

i.	Nominee is CEO of a publicly traded company who serves on more than three public boards including his/her own board;

j.	From the entire board (except new nominees) where the director(s) receive more than 50% WITHHOLD votes of those cast and the issue underlying the WITHHOLD vote has not been addressed;

k.	From compensation committee members if there is a poor linkage between performance (1/3 yrs TSR) and compensation practices based on peer group comparisons;

l.	From compensation committee members if they fail to submit one-time transferable stock options to shareholders for approval;

m.	From compensation committee members if the company has poor compensation practices. Poor disclosure will also be considered. Poor compensation practices include, but are not limited to:

●	Egregious employment contracts including excessive severance provisions

●	Excessive perks that dominate compensation (base salary will be used as a relative measure to determine excessiveness)

●	Huge bonus payouts without justifiable performance

●	Performance metrics that are changed during the performance period

●	Egregious SERP payouts

●	New CEO with overly generous new hire package

●	Internal pay disparity

●	Poor practices (unless contractually bound) have not been remedied despite the previous application of cautionary language

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●	Multi-year base salary increases guaranteed as part of an employment contract

●	Perks for former executives including car allowances and personal use of corporate aircraft

●	Excessive severance/change in control arrangements now include any new or materially amended arrangements that include provisions for the payment of excise tax gross-ups (including modified gross-ups) and/or modified single-triggers (which allow an executive to receive change-in-control severance upon voluntary resignation during a window period following the change in control);

●	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

●	Tax reimbursements of any executive perquisites or other payments will be considered a poor pay practice;

●	Payment of dividends or dividend equivalents on unearned performance awards will be considered a poor practice;

n.	From any nominee, with the exception of new nominees, if the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level;

3.	In the following situations, votes on director nominees will be WITHHELD or voted AGAINST:

a.	Incumbent director nominees at Russell 3000 companies, if there is a lack of accountability and oversight, along with sustained poor performance relative to their peers; and

b.	Audit committee members when the company receives an Adverse Opinion on the company’s financial statements from its auditors;

c.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term pill” (12 months or fewer), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy will apply to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009.)

d.	The board makes a material, adverse change to an existing poison pill without shareholder approval.

e.	The entire board of directors (except new nominees, who will be considered on a CASE-BY-CASE basis), if:

●	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors considered are:

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●	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

●	Rationale provided in the proxy statement for the level of implementation;

●	The subject matter of the proposal;

●	The level of support for and opposition to the resolution in past meetings;

●	Actions taken by the board in response to the majority vote and its engagement with shareholders;

●	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

●	Other factors as appropriate.;

4.	Under extraordinary circumstances, RIM will vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:

a.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company (including but not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging company stock or significant pledging of company stock

b.	Failure to replace management as appropriate; or

c.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interest of shareholders at any company.

5.	RIM will vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if

a.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

6.	RIM will vote CASE-BY-CASE on the entire board if:

a.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-play frequency, taking into account:

●	The board’s rationale for selecting a different frequency;

●	The company’s ownership structure and vote results;

●	Analysis of whether there are compensation concerns or a history of problematic compensation practices; and

●	The previous year’s support level on the company’s say-on-pay proposal.

7.	RIM will vote on a CASE-BY-CASE basis on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if the

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company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

a.	The company’s response, including:

●	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

●	Specific actions taken to address the issues that contributed to the low level of support;

●	Other recent compensation actions taken by the company;

b.	Whether the issues raised are recurring or isolated;

c.	The company’s ownership structure; and

d.	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

B.	Majority Voting for Director Elections (U.S. and Canada)

Shareholder proposals calling for majority voting thresholds for director elections We generally vote FOR these proposals unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

C.	Chairman and CEO are the Same Person

We vote FOR shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

D.	Majority of Independent Directors

1.	We vote FOR shareholder proposals that request that the board be composed of a two-thirds majority of independent directors.

2.	We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

E.	Stock Ownership Requirements

1.	We vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

2.	We vote FOR management and shareholder proposals requiring directors be partially or fully paid in stock.

F.	Options Backdating

1.	We may recommend WITHHOLDING votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board.

2.	We will adopt a CASE-BY-CASE policy to the options backdating issue. In recommending withhold votes from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, we will consider several factors, including, but not limited to, the following:

a.	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

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b.	Length of time of options backdating;

c.	Size of restatement due to options backdating;

d.	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

e.	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

G.	Lack of nominating committee

We will WITHHOLD votes from insiders and affiliated outsiders for failure to establish a formal nominating committee. Furthermore, WITHHOLD votes from insiders and affiliated outsiders on any company where the board attests that the ‘independent’ directors serve the functions of a nominating committee.

H.	Term of Office

We vote AGAINST shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

I.	Requiring two or more nominees

We vote AGAINST proposals to require two or more candidates for each board seat.

J.	Age Limits

We vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

K.	Director and Officer Indemnification and Liability Protection

1.	Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

2.	We vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

3.	We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

4.	We vote FOR only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (b) only if the director’s legal expenses would be covered.

L.	Succession Planning

Shareholder proposal seeking the adoption of a documented CEO succession planning policy.

We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

M.	Limits for directors receiving 25% Withhold Votes

Shareholder proposal seeking a policy that forbids any director who receives more than 25% withhold votes cast from serving on any key board committee for two years, and asks the board to find replacement directors for the committees if need be.

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We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

N.	Establish/Amend Nominee Qualifications

We will vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

1.	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

2.	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

3.	The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

4.	The scope and structure of the proposal

O.	Director Elections – Non-U.S. Companies

1.	Canada

In the following situations, votes will be WITHHELD:

a.	From any director on the audit or compensation committee who served as the company’s CEO or who, within the past five years, served as the company’s CFO (This policy only applies to Toronto Stock Exchange (TSX) companies).;

b.	From audit committee members if audit fees are not disclosed in publicly filed documents or obtainable within a reasonable period of time prior to the shareholder’s meeting;

c.	From audit committee members where “other” or non-audit related fees paid to the external auditor in the most recently completed fiscal year exceeded fees paid to that firm for all audit related services. In the case of slate ballots, a vote of WITHHOLD will be applied to the entire slate. (One-time fees disclosed as “other” that are paid for corporate reorganization services will be excluded from the calculation for determining whether non-audit fees exceed audit and audit-related fees paid to the external firm);

d.	The individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and the company has a plurality vote standard;

e.	The individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and a pattern of low attendance exists based on prior years’ meeting attendance, and the company has adopted a majority vote standard.

f.	Generally WITHHOLD votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders’ meetings. This policy will not apply to contested director elections.

g.	Votes from individual directors (and the whole slate if the slate includes such individual directors) who:

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●	Are insiders on the compensation or nominating committee and the committee is not majority independent.

h.	Votes from individual directors (and the whole slate if the slate includes such individual directors) who:

●	Are insiders and the entire board fulfills the role of a compensation or nominating committee and the board is not majority independent

RIM policies support a one-share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a CASE-BY-CASE basis, director nominees who are or who represent a controlling shareholder of a majority owned company, who will be designated as controlling insiders, may generally be supported under ISS’ board and committee independence policies, if the company meets all of the following independence and governance criteria:

a.	Individually elected directors;

b.	The number of related directors should not exceed the proportion of the common shares controlled by the controlling shareholder, to a maximum of two-thirds, however if the CEO is related to the controlling shareholder, then at least two-thirds of the directors should be independent of management;

c.	If the CEO and chair roles are combined or the CEO is or is related to the controlling shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the controlling shareholder; and

d.	A majority of the audit and nominating committees should be either independent directors or related directors who are independent of management. All members of the compensation committee should be independent of management, and, if the CEO is related to the controlling shareholder, no more than one member of the compensation committee should be a related director;

e.	Prompt disclosure of detailed vote results following each shareholder meeting; and

f.	Adoption of a majority vote standard with a director resignation policy for uncontested elections OR a public commitment to adopt a majority voting standard with a director resignation policy for uncontested elections if the controlling shareholder ceases to control 50 percent or more of the common shares.

RIM will also consider the following:

a.	Nominating committee has process to receive and discuss suggestions from shareholders for potential director nominees; and

b.	If the CEO is related to the controlling shareholder, the board’s process to evaluate the performance, leadership, compensation, and succession of management should be led by independent directors.

RIM will also take into consideration any other concerns related the conduct of the subject director and any controversy or questionable actions on the part of the subject director that are deemed not to be in the best interests of all shareholders.

In the following situations, we will vote AGAINST:

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a.	We will vote AGAINST compensation committee members if the company has poor pay practices as defined above.

b.	We will generally vote AGAINST the entire slate if individual director elections are not permitted and the company demonstrates poor pay practices as defined above.

c.	We will generally vote AGAINST equity plans if plan is used as a vehicle for poor pay practices as defined above.

2.	Europe

a.	Directors’ term of office

For the markets of Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden, and Switzerland, we vote AGAINST the election or reelection of any director when their term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided.

b.	Executives on audit and remuneration committees

For the markets of Finland, France, Ireland, the Netherlands, and Sweden, we vote AGAINST the election or reelection of any executive (as defined by RMG’S director categorization guidelines), including the CEO, who serve on the audit and/or remuneration committees. We vote AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee.

c.	Bundling of proposal to elect directors

For the markets of France and Germany, we vote AGAINST the election or reelection of any director if the company proposes a single slate of directors.

d.	Majority-independent board (i.e., greater than 50%)

For the markets of Switzerland, Belgium, Denmark, Norway, and the Netherlands, we vote AGAINST the election or reelection of any non-independent director (excluding the CEO) if the proposed board is not at least 50 % independent (as defined by RMG’S director categorization guidelines). For the markets of Finland, Sweden, Ireland, and Luxembourg, we vote AGAINST non-independent directors if there is not majority independence, but only for those companies that are part of the MSCI EAFE index.

Carve Outs: For the larger German companies where 50 % of the board must consist of labor representatives by law, we require one-third of the total board be independent.

France: We will vote FOR a non-independent, non-executive director, provided that two conditions are satisfied: future composition of the board of at least 33 percent of independents, AND improvements in board composition (e.g. independence increase from 25 to 40 percent).

e.	Disclosure of names of nominees

For all European companies that are part of the MSCI EAFE index (Austria, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Greece, and Sweden), we vote AGAINST the election or reelection of any directors when the names of the nominees are not disclosed in a timely manner prior to the meeting. This policy will be applied to

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all companies in these markets, for bundled as well as unbundled items. In the case of Italy, once the list of nominees has been disclosed, we will evaluate each nominee on a CASE-BY- CASE basis. In the case of Poland and Turkey, RIM will vote FOR the election of directors in 2013 even if nominee names are not disclosed in a timely manner. Beginning in 2014, this grace period will cease.

f.	All European Markets

RIM will vote AGAINST (re)election of a combined chair/CEO at core companies. However, with the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances. In this respect, the vote will be made on a CASE-BY-CASE basis. In order for RIM to consider a favorable vote for an interim combined chair/CEO the company will need to provide adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees.

g.	For companies with a majority shareholder, generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board will be lower than the minority shareholders’ percentage of equity ownership, or if the board will be less than one-third independent (whichever is higher.)

(In markets where the local corporate governance code addresses board independence at controlled companies, RIM will generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board is lower than the local code recommendation, but in any case , below 1/3.)

3.	Ireland

We vote AGAINST on-independent directors if the majority board is not independent, but only for companies that are constituents of ISE 20.

4.	Netherlands

We vote AGAINST nominees when their term is not disclosed or exceeds four years and an adequate explanation for noncompliance has not been provided.

5.	Canada

a.	Vote case-by-case on proposals to adopt an Advance Notice Board Policy or to adopt or amend bylaws containing or adding an advance notice requirement, giving support to those proposals which provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review, and to allow the board to waive any provision of the advance notice requirement.

To be reasonable, the company’s deadline for notice of shareholders’ director nominations must not be more than 65 days and not fewer than 30 days prior to the meeting date. If notice of annual meeting is given fewer than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special

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meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders’ meeting is also acceptable.

In general, support additional efforts by companies to ensure full disclosure of a dissident shareholder’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review any proposed director nominees within a timely manner.

Generally, vote against if:

●	The board may only waive a portion of the advance notice provisions under the policy or by-law, in its sole discretion; or
●	The company requires any proposed nominee to deliver a written agreement wherein the proposed nominee acknowledges and agrees that he or she will comply with all policies and guidelines of the company that are applicable to director.

b.	Vote case-by-case on members of the Audit Committee and potentially the full board if adverse accounting practices are identified that rise to a level of serious concern, such as: accounting fraud, misapplication of applicable accounting standards, or material weaknesses identified in the internal process. Severity, breadth, chronological sequence, and duration as well as the company’s efforts at remediation should be examined.

c.	Under extraordinary circumstances, withhold from directors individually one or more committee members, or the entire board, due to:

●	Material failures of governance, stewardship, risk oversight or fiduciary responsibilities at eh company;
●	Failure to replace management as appropriate; or
●	Egregious actions related to the director(s) service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders.

d.	Generally withhold from continuing individual directors, committee members, or the continuing members of the entire board if:

●	At the previous board election, any director received more than 50% withhold votes of the votes cast under a majority voting/director resignation policy and the Nominating Committee has not required that the director leave the board after 90 days, or has not provided another form of acceptable response to the shareholder vote, which will be reviewed on a case-by-case basis;
●	At the previous board election, any director received more than 50% withhold votes of the votes cast under a plurality voting standard and the company has failed to address the issue(s) that caused the majority withheld vote; or
●	The board failed to act on a shareholder proposal that received the support of the majority of the votes case For and Against at the previous shareholder meeting.

e.	Generally withhold votes if director is overboarded and the individual director has attended fewer than 75% of his/her respective board and committee meetings within the past year without valid reason.

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6.	Australia

We vote AGAINST affiliated outsiders and insiders on remuneration and/or audit committees that are not majority independent.

7.	Singapore

We vote AGAINST:

a.	Election of one executive director and one substantial-shareholder nominee where independent directors represent less than one-third of the board;

b.	Audit committee members who are former partners of the company’s auditor;

c.	Directors who have attended less than 75 percent of meetings, without a reasonable explanation for those absences. (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.)

d.	Election or reelection of non-independent nominees (including nominees who have been a partner of the company’s auditor within the last three years or is on the audit committee of the company) if at least one-third of the board is not independent

e.	Classify a director as non-independent where the director has served on the board for more than nine years and where the board either fails to provide any reason for considering the director to still be independent, or where the stated reasons raise concerns among investors as to the director’s true level of independence.

We will NOT vote against the election of a CEO or a company founder who is integral to the company.

8.	Hong Kong

RIM will generally vote FOR director nominees to the board, however, we will vote AGAINST any nominee who:

a.	Is classified by the company as independent, but fails to meet the RIM criteria for independence

b.	Has been a partner of the company’s auditor within the last three years, and serves on the audit committee;

c.	Had attended less than 75 percent of board meeting over the most recent two years, without a satisfactory explanation (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.);

d.	Is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent; or

e.	Is an executive director serving on the audit committee.

f.	Classified by the company as independent but fails to meet the ISS criteria for independence. Classify a director as non-independent where the director has served on the board for more than nine years, and where the board either fails to provide any reason for considering the director to still be independent, or where the stated reasons raise concerns among investors as to the director’s true level of independence.

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9.	Hong Kong and Singapore: Generally vote AGAINST all members of the audit committee up for reelection if:

a.	The non-audit fees paid to the auditor exceed audit fees without satisfactory explanation; or

b.	The company did not disclose the audit fees and /or non-audit fees in the latest fiscal year.

c.	Vote AGAINST director nominees who sit on a total of more than six public company boards.

10.	Malaysia, Thailand

Typically vote for the reelection of directors unless:

a.	The nominee is an executive director and serves on the audit, remuneration, or nomination committee; or

b.	The nominee has attended fewer than 75% of the board and committee meetings over the most recent year without a satisfactory explanation (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.); or

c.	The nominee is a non-independent director and the board is less than 1/3 independent.

d.

11.	Korea

We vote AGAINST the election of an outside director to the board or to the audit committee where that director sits on a total of more than two public company boards.

12.	South Korea

We vote AGAINST any nominee who is a non-independent director serving on the audit committee.

13.	Korea, South Korea and South Africa

We vote AGAINST the reelection of any outside directors who have attended less than 75 % of board meetings.

14.	South Korea, Philippines

a.	We vote FOR the election of directors unless there are specific concerns about the company, the board or the nominees.

b.	We vote on a CASE-BY-CASE basis that shareholders cumulate their votes for the independent directors.

c.	We vote AGAINST all director elections where insufficient information on nominees has been disclosed.

d.	Where independent directors represent less than a majority of the board, we will vote AGAINST the following directors:

●	Executive directors who are neither the CEO nor a member of the founding family and/or the most recently appointed non-independent non-executive director who represents a substantial shareholder, where

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the percentage of board seats held by representatives of the substantial shareholder are disproportionate to their holdings in the company.

15.	Philippines

a.	Where independent directors represent less than the highest of three independent directors or 30 percent of the board, RIM will vote AGAINST the following directors:

●	An executive director with exception of the CEO; or
●	One non-executive non-independent director who represents a substantial shareholder where the number of seats held by the representatives is disproportionate to its holdings in the company.

16.	Brazil

a.	RIM will vote AGAINST proposals to elect directors if the post-election board is not at least 30 percent independent. This policy applies to Novo Mercado companies.

b.	RIM will vote AGAINST proposals to elect directors if the post-election board is not at least 20 percent independent. This policy applies to Nivel 2 companies.

17.	Austria

We vote AGAINST supervisory board elections if names of nominees are not disclosed, for companies that are part of the MSCI EAFE index and/or the Austrian ATX index.

18.	France (MSCI EAFE Index) - Combined Chairman/CEO

On proposals to change the board structure from a two-tier structure to a one-tier structure with a combination of the functions of Chairman and CEO, and/or the election or the reelection of a combined Chairman and CEO:

We vote on a CASE-BY-CASE policy, accepting a combination generally only in the following cases:

a.	If it is a temporary solution;

b.	If his/her removal from the board would adversely impact the company’s continuing operations;

c.	If the company provides compelling argumentation for combining the two functions; or

d.	If the company has put a sufficiently counterbalancing governance structure in place.

A counterbalancing structure may include the following:

●	At least 50 percent of the board members are independent (one-third for companies with a majority shareholder) according to the RMG criteria;
●	No executive serves on the audit committee and no executive serves on the remuneration committee (in the financial year under review if more up-to-date information is not available);
●	The chairmen of audit, remuneration and nomination committees are independent directors; and
●	All key governance committees have a majority of independent members.

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If disclosure is not sufficient to determine the above, this will lead to a negative evaluation of the concerned criterion. We will apply this policy for all core companies in France. This policy will also apply for resolutions for the election or the reelection of a combined Chairman and CEO for companies of the MSCI EAFE index, which represents the world’s largest companies that are expected to be held to higher standards.

Censor (non-voting board member) Elections: For widely held companies, RIM will generally vote AGAINST proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, RIM will vote on a CASE-BY-CASE basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern.)

In consideration of the principle that censors should be appointed on a short-term basis, RIM will vote AGAINST any proposal to renew the term of a censor or to extend the statutory term of censors.

For directors standing for (re)election at French companies, will take into account board appointments as censors.

19.	Denmark - Discharge of Management and Board

We vote AGAINST proposals to abolish the authority of the general meeting to vote on discharge of the board and management since proposals to withhold discharge are regarded by international investors as an important means by which they may express serious concern of management and board action

20.	Sweden - Director Elections/Labor Representatives

a.	For all Swedish MSCI EAFE companies, we vote AGAINST the election of nonindependent executive directors if less than 50 percent of the shareholder-elected members are independent non-executive directors.

b.	In addition, for Swedish MSCI EAFE companies with labor representatives on the board of directors, we will apply Criterion (1) above, PLUS require that at least one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

21.	Israel

For Israeli companies listed on the NASDAQ exchange, we vote AGAINST the election/reelection of non-independent directors if a given board is not majority-independent and does not have at least three external directors.

Director and Auditor Indemnification We evaluate proposals on director and officer indemnification and liability protection on a CASE-BY-CASE basis.

a.	We vote AGAINST proposals that would:

●	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care;
●	Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness;

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●	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.
●	For Israeli companies that are listed on a U.S. stock exchange and file a Form 20-F,we will vote AGAINST if the election of non-independent directors who sit on a company’s compensation committee.
●	If the board does not have compensation committee, we will vote AGAINST the non-independent directors serving on the board.

b.	We vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful: 1) if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and 2) if only the director’s legal expenses would be covered.

c.	For the issue of Indemnification and Liability Agreements with D/O, which is more common than proposals to amend bylaws, resolutions are frequently proposed to permit the companies to enter into new indemnification agreements with certain officers. We SUPPORT such requests if a company’s bylaws allow indemnification to such levels as allowed for under the Companies Law

22.	Japan

a.	We vote AGAINST the reelection of directors who fail to attend at least 75 percent of board meetings, unless the company discloses a legitimate reason for poor attendance. The same policy will be applied to statutory auditors.

b.	For listed subsidiary companies that have publicly-traded parent cos, we vote AGAINST reelection of the top executive(s) if the board, after the shareholder meeting does not include at least two independent directors.

c.	For listed subsidiaries with the three-committee structure, we vote AGAINST the reappointment of nomination committee members who are insiders or affiliated outsiders, unless the board after the shareholder meeting includes at least two independent directors.

d.	The firm will not vote AGAINST the reelection of executives as long as the board includes at least one independent director.

e.	We vote AGAINST the top executive at listed companies that have controlling shareholders, where the board after the shareholder meeting does not include at least two independent directors based on ISS’ independence criteria for Japan.

f.	For companies with a three-committee structure, RIM will vote AGAINST outside director nominees who are regarded as non-independent. However, if a majority of the directors on the board after the shareholder meeting are independent outsiders, vote FOR the appointment of affiliated outsiders

g.	Vote AGAINST the top executive of a Japanese company if the board does not include at least one outside director.

23.	Germany

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a.	For core companies with employee representatives on supervisory board: We vote AGAINST any non-independent director if less than one-third of the supervisory board is independent.

b.	For core companies without employee representatives: We vote AGAINST any non-independent director if less than one-half of the supervisory board is independent.

c.	We vote AGAINST supervisory board nominees in they hold more than a total of five supervisory board or foreign board of director seats and serve in an executive role at another company.

24.	Spain

a.	We vote AGAINST non-independent directors (excluding the CEO) for all core companies where the board is not at least one-third independent.

b.	We vote AGAINST the routine election and reelection of directors when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. This policy applies for bundled as well as unbundled items.

25.	United Kingdom

We consider on a CASE-BY-CASE basis the re-election of the Chairman of the board. In situations where he or she has direct responsibility for failure to comply with (or to explain satisfactorily) the Code, we vote ABSTAIN, or, if such an option is unavailable, we vote CONTENTIOUS FOR, or AGAINST.

26.	Germany, U.K., The Netherlands

We will generally vote AGAINST the election or reelection of a former CEO as chairman to the supervisory board or the board of directors, unless:

a.	There are compelling reasons that justify the election or re-election of a former CEO as chairman;

b.	The former CEO is proposed to become the board’s chairman only on an interim or temporary basis;

c.	The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period; or

d.	The board chairman will not receive a level of compensation comparable to the company’s executives nor assume executive functions in markets where this is applicable.

27.	Latin America, Turkey, Indonesia

WE will vote AGAINST election of directors if the name of the nominee is not disclosed in a timely manner prior to the meeting. This is only for each respective market’s main blue chip (large cap) index.

28.	Russia

WE will vote AGAINST proposals to elect directors, if names of nominees are not disclosed.

29.	Taiwan

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WE will vote AGAINST the election of directors if the names or shareholder ID numbers are not disclosed.

30.	India

a.	RIM votes AGAINST all non-independent director nominees (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board (if the chairman is a non-executive) or one-half of the board (if the chairman is an executive director or a promoter director.) Austria:

b.	We will vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50-percent independent (as defined by ISS’ director categorization guidelines). If a nominee cannot be categorized, RIM will assume that person is non-independent and include that nominee in the calculation. The policy will apply only to core companies. For core companies where the board must include labor representatives by law, RIM will require that one-third of the total board be independent

c.	Vote against the re/election of a director if the nominee has attended less than 75 percent of board and key committee (audit, compensation, and nominating) meetings over the most recent fiscal year, without a satisfactory explanation. (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.)

31.	Finland:

a.	As it is market practice in Finland to have non-board members that are representatives of major shareholders serving on the nominating committee, we will FOR proposals to elect a nominating committee consisting of mainly non-board members, but advocate disclosure of the names of the proposed candidates to the committee in the meeting notice.

b.	We will also vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

32.	South Africa:

We will vote FOR the reelection of directors unless:

a.	Adequate disclosure has not been provided in a timely manner;

b.	There are clear concerns over questionable finances or restatements;

c.	There have been questionable transactions with conflicts of interest;

d.	There are any records of abuses against minority shareholder interests;

e.	The board fails to meet minimum governance standards;

f.	There are specific concerns about the individual nominee, such as criminal wrongdoing or breach of fiduciary responsibilities;

g.	Repeated absences (less than 75 percent attendance) at board meetings have not been explained; or

h.	Elections are bundled.

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Additional factors resulting from recent changes in local code of best practice include:

a.	The director is an executive who serves on one of the key board committees (audit, compensation, nominations);

b.	The director combines the roles of chair and CEO and the company has not provided an adequate explanation;

c.	The director is the former CEO who has been appointed as chair;

d.	The director is a non-independent NED who serves on the audit committee;

e.	The director is a non-independent NED who serves on the compensation or nomination committee and there is not a majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board’s black economic empowerment (BEE) credentials;

f.	The director is a non-independent NED and the majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board’s black economic empowerment (BEE) credentials;

We will vote FOR the reelection of the audit committee and/or audit committee members unless:

a.	The committee includes one or more non-independent NEDs;

b.	The audit committee member is a non-independent NED;

c.	Members of the committee do not meet the further minimum requirements for audit committee membership to be outlined by the South African government;

There are serious concerns about the accounts presented, the audit procedures used, or some other feature for which the audit committee has responsibility

33.	Greece:

Vote against the election or reelection of any non-independent directors if the proposed board is not at least one-third independent (as defined by ISS’ director classification guidelines). If elections are bundled and the proposed board is not at least one-third independent, vote against the entire slate. If a nominee cannot be categorized, ISS will assume that person is non-independent and include that nominee in the calculation. This policy will be applied to widely held* companies incorporated in Greece.

34.	Hungary:

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the board is not at least 50 percent independent. If a nominee cannot be categorized, ISS will consider that person non-independent and include that nominee in the calculation for determining the board independence percentage. The policy will apply to widely held companies.

35.	Tax Havens

a.	For US companies we apply the US guidelines.

b.	For foreign private issuers, we vote AGAINST affiliated outsiders on the audit committee.

c.	Truly foreign companies that do not have a U.S. listing will be evaluated under the corporate governance standards of their home market.

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d.	For uniquely structured shipping companies we vote AGAINST executive nominees when the company has not established a compensation committee when i) the company does not pay any compensation to its executive officers; ii) any compensation is paid by a third party under a contract with the company.

e.	We vote AGAINST affiliated outsider directors on the audit, compensation, and nominating committees.

f.	We vote AGAINST inside directors and affiliated outside directors for foreign private issuers that trade exclusively in the United States but fail to establish a majority independent board.

II. Proxy Contests

A.	Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

1.	Long-term financial performance of the target company relative to its industry;

2.	Management’s track record;

3.	Background to the proxy contest;

4.	Qualifications of director nominees (both slates);

5.	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

6.	Stock ownership positions.

B.	Reimburse Proxy Solicitation Expenses

We vote AGAINST proposals to provide full reimbursement for dissidents waging a proxy contest.

III. Auditors

A.	Ratifying Auditors

1.	Proposals to ratify auditors are made on a CASE-BY-CASE basis.

2.	We vote AGAINST the ratification of auditors and audit committee members when the company’s non-audit fees (“other”) are excessive. In circumstances where “other” fees are related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Audit Fees = statutory audit fees + audit related fees + permissible tax services (this excludes tax strategy)

Non-Audit Fees = other fees (ex. consulting)

The formula used to determine if the non-audit fees are excessive is as follows:

Non-audit (“other”) fees > (audit fees + audit-related fees + tax compliance/preparation fees)

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3.	We vote AGAINST the ratification of auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

4.	We WITHHOLD votes from audit committee members when the company’s non-audit fees (ex. consulting) are greater than 50% of total fees paid to the auditor. We may take action against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

5.	We WITHHOLD votes from audit committee members when auditor ratification is not included on the proxy ballot.

B.	Italy - Director and Auditor Indemnification

Proposals seeking indemnification and liability protection for directors and auditors

1.	Votes are made on a CASE-BY-CASE basis to indemnify directors and officers, and we vote AGAINST proposals to indemnify external auditors.

2.	We vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

C.	Austria, Greece, Portugal and Spain:

We vote FOR the reelection of auditors and /or proposals authorizing the board to fix auditor fees, unless:

1.	There are serious concerns about the procedures used by the auditor;

2.	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

3.	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

4.	Name of the proposed auditors has not been published;

5.	The auditors are being changed without explanation; or

6.	Fees for non-audit services exceed standard annual audit-related fees.

D.	Hong Kong, Singapore

1.	Vote FOR proposals to (re)appoint auditors and authorize the board to fix their remuneration, unless:

a.	There are serious concerns about the accounts presented or the audit procedures used;

b.	The auditor is being changed without explanation; or

c.	The non-audit fees exceed the audit fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

E.	MSCI EAFE Companies - Auditor Fee Disclosure

1.	We vote FOR auditor ratification and/or approval of auditors’ fees, unless: Auditors’ fees for the previous fiscal year are not disclosed and broken down into at least audit and non-audit fees.

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2.	The fees must be disclosed in a publicly available source, such as the annual report or company Web site. If approval of auditors’ fees and auditor ratification are two separate voting items, a vote recommendation of AGAINST would apply only to the fees, not to the auditor ratification.

IV. Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

1.	We vote AGAINST proposals to classify the board.

2.	We vote FOR proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors

1.	We vote AGAINST proposals that provide that directors may be removed only for cause.

2.	We vote FOR proposals to restore shareholder ability to remove directors with or without cause.

3.	We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4.	We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

1.	We vote AGAINST proposals to eliminate cumulative voting.

2.	We generally vote FOR proposals to restore or permit cumulative voting unless there are compelling reasons to recommend AGAINST the proposal, such as:

a.	the presence of a majority threshold voting standard with a carve-out for plurality in situations where there are more nominees than seats, and a director resignation policy to address failed elections;

b.	a proxy access provision in the company’s bylaws, or a similar structure that allows shareholders to nominate directors to the company’s ballot

3.	We vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

D.	Shareholder Ability to Call Special Meetings

1.	We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

2.	We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

1.	We will generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

2.	Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

a.	Shareholders’ current right to act by written consent;

b.	The consent threshold;

c.	The inclusion of exclusionary or prohibitive language;

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d.	Investor ownership structure; and

e.	Shareholder support of, and management’s response to, previous shareholder proposals.

3.	RIM will vote on a CASE-BY-CASE basis on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

a.	An unfettered right for shareholders to call special meetings at a 10 percent threshold;

b.	A majority vote standard in uncontested director elections;

c.	No non-shareholder-approved pill; and

d.	An annually elected board.

F.	Shareholder Ability to Alter the Size of the Board

1.	We vote FOR proposals that seek to fix the size of the board.

2.	We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

3.	We vote AGAINST proposals seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.

V. Tender Offer Defenses

A.	Poison Pills

1.	We generally vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless:

a.	A shareholder-approved poison pill is in place.

b.	The company has adopted a policy specifying that the board will only adopt a shareholder rights plan if either:

i.	Shareholders have approved the adoption of the plan, or

ii.	The board determines that it is in the best interest of shareholders to adopt a pill without the delay of seeking shareholder approval, in which the pill will be put to a vote within 12 months of adoption or it will expire.

2.	We vote FOR shareholder proposals to redeem a company’s poison pill.

3.	We vote AGAINST management proposals to ratify a poison pill.

4.	We will vote on a CASE-BY-CASE basis on proposals to adopt a poison pill or protective amendment to preserve a company’s net operating losses based on the following criteria:

a.	The trigger (NOL pills generally have a trigger slightly below 5 percent);

b.	The value of the NOLs;

c.	The term;

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d.	Shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and ☐ other factors that may be applicable.

e.	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

f.	Any other factors that may be applicable.

B.	Poison Pills (Japan)

We vote on a CASE-BY-CASE basis and will only SUPPORT resolutions if:

1.	The decision to trigger the pill is made after an evaluation of the takeover offer by a committee whose members are all independent of management.

2.	The pill will not be triggered unless the potential acquirer has purchased a stake of at least 20% of issued share capital.

3.	The effective duration of the poison pill is for a maximum of three years.

4.	The board includes at least 20% (but no fewer than two) independent directors, and the directors are subject to annual election by shareholders.

5.	The company has disclosed under what circumstances it expects to make use of the authorization to issue warrants and has disclosed what steps it is taking to address the vulnerability to a takeover by enhancing shareholder value.

6.	There are no other protective or entrenchment tools.

7.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

C.	Anti-Takeover Proposals (France)

We vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

D.	Fair Price Provisions

1.	We vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

2.	We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

E.	Greenmail

1.	We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

2.	We review on a CASE-BY-CASE basis anti-greenmail proposal when they are bundled with other charter or bylaw amendments.

F.	Pale Greenmail

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

G.	Unequal Voting Rights

1.	We vote AGAINST dual class exchange offers.

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2.	We vote AGAINST dual class recapitalizations.

H.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

1.	We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2.	We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments. However for companies with shareholder(s) who have significant ownership levels, we vote on a CASE-BY-CASE basis, taking into account the following criteria:

a.	Ownership structure;

b.	Quorum requirements; and

c.	Supermajority vote requirements.

I.	Supermajority Shareholder Vote Requirement to Approve Mergers

1.	We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2.	We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

J.	White Squire Placements

We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

K.	Protective Preference Shares

We evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

1.	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.

2.	No call/put option agreement exists between the company and the foundation.

3.	There is a qualifying offer clause or there are annual management and supervisory board elections.

4.	The issuance authority is for a maximum of 18 months.

5.	The board of the company-friendly foundation is independent.

6.	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

7.	There are no priority shares or other egregious protective or entrenchment tools.

8.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

9.	Art 2:359c Civil Code of the legislative proposal has been implemented.

VI. Miscellaneous Governance Provisions

A.	Confidential Voting

1.	We vote FOR shareholder proposals that request corporations to adopt confidential voting, to use independent tabulators, and to use independent inspectors of election as

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long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

2.	We vote FOR management proposals to adopt confidential voting.

3.	WE vote on a case-by-case basis on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Issues include confidential voting of individual proxies and ballots, confidentiality of running vote tallies, treatment of abstentions and/or broker non-votes in counting methodology. Factors considered are transparency, consistency, fairness. Other factors include:

a.	The scope and structure of the proposal

b.	the company’s stated confidential voting policy and whether it ensures a ‘level playing field’ by providing shareholder proponents with equal access to vote information prior to the annual meeting;

c.	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the process and maintains the integrity of vote results;

d.	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

e.	Any recent controversies or concerns related to the company’s proxy voting mechanic;

f.	Any unintended consequences resulting from implementation of the proposal; and

g.	any other relevant factors.

B.	Equal Access

RIM will vote on a CASE-BY-CASE basis on proposals to enact proxy access, taking into account, among other factors:

1.	Company-specific factors; and

2.	Proposal-specific factors, including:

a.	The ownership thresholds proposed in the resolution (i.e. percentage and duration);

b.	The maximum proportion of directors that shareholders may nominate each year; and

c.	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

C.	Bundled Proposals

We review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote AGAINST the proposals. If the combined effect is positive, we SUPPORT such proposals.

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D.	Shareholder Advisory Committees

We vote AGAINST proposals to establish a shareholder advisory committee.

E.	Charitable Contributions

We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

F.	Adjourn Meeting Requests to Solicit Additional Proxies to Approve Merger Agreement

We will vote FOR this when:

1.	We support the underlying merger proposal

2.	The company provides a compelling reason and

3.	The authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction that we support.

G.	Related-Party Transactions (France)

Management proposals to approve the special auditor’s report regarding regulated agreements

1.	We evaluate these proposals on a CASE-BY-CASE basis taking into consideration the individuals concerned in the agreement, detailed content of the agreement, and convened remuneration.

2.	We vote AGAINST if the report is not available 21 days prior to the meeting date, or if the report contains an agreement between a non-executive director and the company for the provision of consulting services.

3.	We vote FOR if the report is not available 21 days prior to the meeting date, but the resolution states that there are none.

H.	Related Party Transaction Auditor Reports (France)

We will evaluate on a CASE-BY-CASE basis considering 1) adequate disclosure, 2) sufficient justification on apparently unrelated transactions, 3) fairness option (if applicable), and 4) any other relevant information.

I.	Related Party Transactions (Malaysia)

RIM will vote AGAINST a related-party transaction if:

●	A director who is classified by the company as independent has a vested interest in the business transaction AND
●	The value of the transaction exceeds MYR 250,000. In addition, directors involved in related party transaction in excess of MYR 250,000 will be classified as non-independent.

J.	Financial Assistance Authorities (South Africa)

Generally vote FOR a general authority to provide financial assistance, unless:

●	As part of the authority, the company requests a general authority to provide financial assistance to directors, and this is not limited to participation in share incentive schemes; and/or
●	As part of the authority, the company seeks approval to provide financial assistance “to any person.”
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K.	Authority to Reduce Minimum Notice Period for Calling a Meeting (non-US Companies)

Central and Eastern Europe

We will vote proposals to reduce minimum notice period for calling a meeting on a CASE-BY-CASE basis.

Generally, approve “enabling” authority proposal on the basis that RIM would typically expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole. By definition, EGMs being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits EGM/GM to be called at no less than 14-day’s notice, RMG will generally support the proposal if the company discloses that eh shorter notice period of between 20 and 14 days would not be used as a routine matter for such meetings buy only when the flexibility is merited by the business of the meeting. Where the proposal at a give EGM/GM is not time-sensitive, RIM would not typically expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

With the exception of the first AGM at which approval of the enabling authority is sought, when evaluating an enabling authority proposal, RIM will consider the company’s use of shorter notice periods in the preceding year to ensure that such periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not done so, and fails to provide a clear explanation, we will consider voting AGAINST the enabling authority for the coming year.

L.	Independent Proxy (Switzerland)

RIM will generally vote FOR proposals to elect an independent proxy for shareholder representation at annual general meetings for a term lasting until the following year’s ordinary general meeting. Absent any concerns about the independence of the proposed proxy, there are routine resolutions as the elected proxy must be independent as defined by Art. 728 of the Swiss Code of Obligations, the same definition of independence applied to external auditors.

M.	Exclusive Venue Proposals (Mgmt proposals seeking exclusive jurisdiction for resolution of disputes)

RIM will vote on a CASE-BY-CASE basis on exclusive venue proposals taking into account:

1.	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

2.	whether the company has the following good governance features:

a.	an annually elected board;

b.	a majority vote standard in uncontested director elections; and

c.	the absence of a poison pill, unless the pill was approved by shareholders.

VII. Capital Structure

A.	Common Stock Authorization

1.	We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

2.	We vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

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3.	We vote AGAINST proposals which request increases in the number of authorized shares over a level 50 % above currently authorized shares, after taking into account any stock split or financing activity, without specific reasons.

B.	Capital Issuance Requests

1.	General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

a.	We vote FOR general issuance requests with preemptive rights for up to 50% of a company’s outstanding capital.

b.	We vote FOR general issuance requests without preemptive rights for up to 10% of a company’s outstanding capital.

c.	We vote AGAINST global company issuances without preemptive rights over 10% of a company’s outstanding capital.

2.	Specific issuance requests will be judged on their individual merits.

3.	Protective Preference Shares (Netherlands)

Management proposals to approve protective preference shares to company-friendly foundations:

We will evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

a.	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.

b.	No call/put option agreement exists between the company and the foundation.

c.	There is a qualifying offer clause or there are annual management and supervisory board elections.

d.	The issuance authority is for a maximum of 18 months.

e.	The board of the company-friendly foundation is independent.

f.	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

g.	There are no priority shares or other egregious protective or entrenchment tools.

h.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

i.	Art 2:359c Civil Code of the legislative proposal has been implemented.

4.	U.K and Netherlands

We will vote FOR issuance requests only if share issuance periods are limited to 18 months.

5.	South Africa

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a.	We will vote FOR a general Authority to place authorized but unissued shares under the control of the directors unless:

i.	The authority is over a number of shares equivalent to more than 10% of the current issued share capital.

ii.	The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concerns.

iii.	The company used the authority during the previous year in a manner deemed not to be in shareholders’ best interests.

b.	We will vote FOR a general authority to issue shares for cash unless:

i.	The authority is over a number of shares equivalent to more than 10% of the current issued share capital.

ii.	The company used the authority during the previous year in a manner deemed not to be in shareholder’s interest.

6.	Taiwan

Generally vote FOR general mandate for public share issuance if the issue size is no more than 20% of the existing share capital or if the mandate includes a private placement as one of the financing channels if the resulting dilution rate is no more than 10%.

We vote on a CASE-BY-CASE basis on requests to issue shares for a specific purpose such as the financing of a particular project, an acquisition or a merger.

7.	France

We generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital.

C.	Stock Distributions: Splits and Dividends

We vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

D.	Reverse Stock Splits

1.	We vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

2.	We vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

E.	Preferred Stock

1.	We vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

2.	We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

3.	We vote FOR proposals to authorize preferred stock in cases where the company specifies that the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

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4.	We review on a CASE-BY-CASE BASIS proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

F.	Adjustments to Par Value of Common Stock

We vote FOR management proposals to reduce the par value of common stock.

G.	Preemptive Rights

1.	We vote FOR proposals to create preemptive rights.

2.	We vote AGAINST proposals to eliminate preemptive rights.

H.	Debt Restructurings

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

1.	Dilution: How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

2.	Change in Control: Will the transaction result in a change in control of the company?

3.	Bankruptcy: Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.	Share Repurchase Programs

1.	We will generally vote FOR market repurchase authorities/share repurchase programs provided that the proposal meets the following parameters:

a.	Maximum volume: 10 percent for market repurchase within any single authority (Carve out: 15 percent in the U.K.) and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

b.	Duration does not exceed 18 months. For company’s who operate in markets that do not specify a maximum duration or durations last beyond 18 months. We will assess their historic practices.

2.	Vote AGAINST proposals where:

a.	The repurchase can be used for takeover defenses;

b.	There is clear evidence of abuse;

c.	There is no safeguard against selective buybacks;

d.	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

3.	Consider Case-by-Case if these conditions are met:

a.	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

b.	The plan still respects the 10 percent maximum of shares to be kept in treasury.

J.	Share Repurchase Programs to Fund Stock Option Plans

1.	Spain

We vote AGAINST proposals to repurchase shares in connection with stock option plans when no information associated with the plan is available prior to the general meeting.

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However, we will maintain our stance on routine repurchases if it is disclosed that there is no connection.

2.	Portugal

We will consider this item on a CASE-BY-CASE basis and will take into consideration whether information associated with the plan is available prior to the general meeting, and if there is any improvement in disclosure around option plans.

K.	Additional Share Repurchase Programs

1.	Denmark

Repurchase of shares in lieu of dividends – We will consider this item on a CASE-BY-CASE basis considering tax benefits and cost savings.

2.	Germany and Italy

Repurchase shares using put and call options – We will vote FOR provided the company details:

a.	Authorization is limited to 18 months

b.	The number of shares that would be purchased with call options and/or sold with put options is limited to a max of 5% of TSO

c.	An experienced financial institution is responsible for the trading

d.	The company has a clean track record regarding repurchases.

L.	Netherlands - Remuneration Report

Management is required to put its remuneration policy up for a binding shareholder vote. We will evaluate this item using principles of the Dutch Corporate Governance Code.

Netherlands - Protective Preference Shares: Proposals to approve protective preference shares

We vote on a CASE-BY-CASE basis. In general, we vote FOR protective preference shares (PPS) only if:

1.	The supervisory board needs to approve an issuance of shares whilst the supervisory board is independent within the meaning of RMG’s categorization rules and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

2.	No call / put option agreement exists between the company and a foundation for the issuance of PPS;

3.	The issuance authority is for a maximum of 18 months;

4.	The board of the company friendly foundation is fully independent;

5.	There are no priority shares or other egregious protective or entrenchment tools;

6.	The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;

7.	The foundation buying the PPS does not have as a statutory goal to block a takeover;

8.	The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period)

M.	Tracking Stock

We vote on the creation of tracking stock on a CASE-BY-CASE basis, weighing the strategic value of the transaction AGAINST such factors as:

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1.	Adverse governance charges

2.	Excessive increases in authorized capital stock

3.	Unfair method of distribution

4.	Diminution of voting rights

5.	Adverse conversion features

6.	Negative impact on stock option plans

7.	Other alternatives such as spinoff

N.	“Going Dark” Transactions

We vote these proposals on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to:

1.	Whether the company has attained benefits from being publicly traded.

2.	Cash-out value

3.	Balanced interests of continuing vs. cashed-out shareholders

4.	Market reaction to public announcement of transaction

VIII. Executive and Director Compensation

A.	General

1.	Votes with respect to compensation plans are determined on a CASE-BY-CASE basis.

2.	We vote AGAINST plans that contain:

a.	Voting power dilution greater than 10%

b.	Plans that provide too much discretion to directors

c.	Plans that reflect exercise price of less than 100% of market value. (Note: For broad-based employee plans, we will accept 15% discount)

d.	Plans that allow the repricing of underwater stock options without shareholder approval

e.	Plans that lack option expensing

f.	Canada Specific:

i.	Generally vote against an equity compensation plan proposal where:

●	The non-employee director aggregate share reserve under the plan exceeds the ISS established maximum limit of 1 percent of the outstanding common shares; or
●	The equity plan document does not specify an annual individual non-employee director grant limit with a maximum value of (i) $100,000 worth of stock options in the case of a stock option or omnibus plan, or (ii) $150,000 worth of shares in the case of an equity plan that does not grant stock options.

Individual Non-employee Director Grants

ii.	Generally vote against individual equity grants to non-employee directors in the following circumstances:

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●	In conjunction with an equity compensation plan that is on the agenda at the shareholder meeting if voting against the underlying equity compensation plan; and
●	Outside of an equity compensation plan if the director’s annual grant would exceed the above individual director limit.

iii.	Shares taken in lieu of cash fees and a one-time initial equity grant upon a director joining the board will not be included in the maximum award limit.

g.	Hong Kong and Singapore specific

i.	Vote AGAINST a stock option scheme if directors eligible to receive options under the scheme if directors eligible to receive options under the scheme are involved in the administration of the scheme the scheme administrator has the discretion over awards; this generally excludes equity awards granted or taken in lieu of cash fees.

h.	Singapore specific:

i.	Vote against a performance share plan or restricted share plan if:

●	The maximum dilution level for the plan exceeds ISS guidelines of 5% of issued capital for a mature company and 10% if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offsheet dilution concerns by reducing the likelihood that awards will become exercisable unless there is a clear improvement in shareholder value; or
●	Directors eligible to receive options under the scheme are involved in the administration of the scheme and the administrator has the discretion over awards.

i.	France-specific: RIM will generally vote FOR equity-based compensation proposals taking into account the following factors:

i.	The volume of awards transferred to participants must not be excessive; the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following guidelines:

●	The shares reserved for all share plans may not exceed 5% of a company’s issued share capital, except in the case of a high-growth company or particularly well-designed plan, in which case dilution of between 5 and 10% is allowed.

ii.	The plan must be sufficiently long-term in nature/structure; minimum vesting of 3 years or more; and

iii.	The awards must be granted at market price.

B.	Management Proposals Seeking Approval to Reprice Options

We vote on management proposals seeking approval to reprice options on a CASE-BY-CASE basis.

C.	Director Compensation

We vote on stock-based plans for directors on a CASE-BY-CASE basis.

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D.	Employee Stock Purchase Plans

1.	We vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

2.	We vote on non-qualified employee stock purchase plans on a CASE-BY-CASE basis but will APPROVE plans considering the following criteria:

a.	Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership)

b.	Limits on employee contribution, either fixed dollar or percentage of salary

c.	Company matching contribution up to 25%

d.	No discount on the stock price on the date of purchase since there is a company matching contribution

3.	Canada

RIM will generally vote FOR broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

a.	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or a percentage of base salary excluding bonus, commissions and special compensation);

b.	Employer contribution of up to 25% of employee contribution and no purchase price discount or employer contribution of more than 25% of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;

c.	Purchase price is at least 80% of fair market value with no employer contribution;

d.	Potential dilution together with all other equity-based plans is 10% of outstanding common shares for less; and

e.	Plan Amendment Provision requires shareholder approval for amendments to:

i.	The number of shares reserved for the plan;

ii.	The allowable purchase price discount;

iii.	The employer matching contribution amount.

Treasury-funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive-based compensation if the employer match is greater than 25%. RIM will vote on a CASE-BY-CASE basis taking into account the following factors:

a.	Shareholder Value Transfer (SVT) cost of the plan;

b.	Eligibility;

c.	Administration;

d.	The company’s other equity-based compensation plans and benefit programs, in particular pensions.

E.	OBRA-Related Compensation Proposals:

1.	Amendments that Place a Cap on Annual Grants or Amend Administrative Features

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We vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

2.	Amendments to Added Performance-Based Goals

a.	We vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

b.	We vote FOR plans that support full disclosure and linking compensation to performance goals that impact the long-term performance of the firm (e.g. compliance with environmental/EPA regulations, labor supplier standards or EEOC laws).

3.	Amendments to Increase Shares and Retain Tax Deductions under OBRA

We evaluate votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) on a CASE-BY-CASE basis.

4.	Approval of Cash or Cash-and-Stock Bonus Plans

a.	We vote on cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA on a CASE-BY-CASE basis.

b.	We generally vote AGAINST plans with excessive awards ($2 million cap).

5.	Independent Outsiders

We will vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in our definition of director independence.

F.	Shareholder Proposals to Limit Executive and Director Pay

1.	We generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

2.	We vote AGAINST all other shareholder proposals that seek to limit executive and director pay.

G.	Golden and Tin Parachutes

1.	We vote FOR shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification.

2.	We vote AGAINST golden parachutes.

3.	Voting on a CASE-BY-CASE basis on Golden Parachute proposals, including consideration of existing change in control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

a.	Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issues(s):

b.	Single or modified single trigger cash severance;

c.	Single trigger acceleration of unvested equity awards;

d.	Excessive cash severance (>3x base salary and bonus);

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e.	Excise tax gross ups triggered and payable (as opposed to a provision to provide excise tax gross ups);

f.	Excessive golden parachute payments (on an absolute basis or as percentage of transaction equity value); or

g.	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

h.	The company’s assertion that a proposed transaction is conditions on shareholder approval of the golden parachute advisory vote.

4.

5.

H.	Employee Stock Ownership Plans (ESOPs)

We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than 5% of outstanding shares).

I.	401(k) Employee Benefit Plans

We vote FOR proposals to implement a 401(k) savings plan for employees.

J.	Pension Plan Income and Performance-Based Compensation

Generally we vote FOR proposals to exclude earnings on assets of company sponsored pension plans in determining executive and director compensation. Our position generally does not view the following factors as relevant: 1) the amount of pension plan earnings, and 2) the percentage, if any, such pension plan earnings contribute to the company’s pre-tax earnings.

K.	Indexed Options and Performance Vested Restricted Stock

We generally vote FOR indexed options and performance vested restricted stock.

L.	Burn Rate

We vote AGAINST equity plans that have high average three-year burn rate defined as 1) the company’s most recent three-year burn rate that exceeds one standard deviation of its GICS segmented by Russell 3000 index and non-Russell 3000 Index, OR 2) the company’s most recent three-year burn rate that exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, we shall apply a premium on full value awards for the past three fiscal years.

M.	Transferable Stock Options

1.	We will generally vote FOR TSO awards within a new equity plan if the total cost of the company’s equity plans is less than the company’s allowable cap, assuming all other conditions have been met to receive a FOR recommendation. The TSO structure must be disclosed and amendments to existing plans should make clear that only options granted post-amendment shall be transferable.

2.	One-time transfers will be evaluated on a CASE-BY-CASE basis, giving consideration to the following:

a.	Executive officers and non-employee directors should be excluded from participating.

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b.	Stock options must be purchased by third-party financial institutions at a discount to their fair value using an appropriate financial model.

There should be a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

N.	Supplemental Executive Retirement Plan (SERPs)

We evaluate on a CASE-BY-CASE basis Shareholder proposal to limit ‘covered compensation’ under their SERP plan to no more than 100% of a senior executive’s salary, considering the company’s current SERP plan.

O.	Pay-for-Superior-Performance

We evaluate Shareholder proposals to establish a pay-for-superior-performance standard on a CASE-BY-CASE basis considering the company’s current pay-for-performance practices.

P.	Executive Compensation Advisory Proposal (Say on Pay)

1.	RIM will vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

2.	We evaluate shareholder proposals to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis on a CASE-BY-CASE basis considering the following global principles:

a.	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

b.	Avoid arrangements that risk “pay for failure.” This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

c.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

d.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

e.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

f.	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis. Consider the measures, goal, and target awards reported by the company for executives’

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short and long-term incentive awards; disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

g.	Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents or targeting; and

h.	Balance of performance based versus non-performance based pay. Consider the ratio of performance based (not including plain vanilla stock options) vs. non-performance based pay elements reported for the CEO latest reported fiscal year compensation especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

3.	RIM will vote AGAINST management say on pay proposals, AGAINST/WITHHOLD on compensation committee members (or, for rare cases, where the full board is deemed responsible, all directors including the CEO,) and/or AGAINST an equity-based incentive plan proposal if: :

a.	There is a misalignment between CEO pay and company;

b.	The company maintains problematic pay practices;

c.	The board exhibits poor communication and responsiveness to shareholders

●	Poor disclosure practices, including: insufficient disclosure to explain the pay setting process for the CEO and how CEO pay is linked to company performance and shareholder return; lack of disclosure of performance metrics and their impact on incentive payouts; no disclosure of rationale related to the use of board discretion when compensation is increased or performance criteria or metrics are changed resulting in greater amounts paid than that supported by previously established goals.
●	Board’s responsiveness to investor input and engagement on compensation issues, including:

●	Failure to respond to majority-supported shareholder proposals on executive pay topics;
●	Failure to respond to majority-opposed previous say-on-pay proposal; and
●	Failure to respond to the company’s previous say-on-pay proposal that received support of less than 70 percent of votes cast taking into account the ownership structure of the company.

Failure to adequately respond to the aforementioned compensation issues may also result in votes against directors due to poor responsiveness to shareholders.

Q.	Pre-Arranged Trading Plans (10b5-1 Plans)

We generally vote FOR shareholder proposals calling for certain principles regarding the use of pre-arranged trading plans (10b5-1 plans) for executives. These principles include:

1.	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K

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2.	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board

3.	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan

4.	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan. An executive may not trade in company stock outside the 10b5-1 Plan.

5.	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive

R.	Share Buyback Holding Periods

We will generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

1.	A repurchase limit of up to 10% of outstanding issued share capital (15% in UK/Ireland);

2.	A holding limit of up to 10% of issued share capital in treasury; and

3.	A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10% repurchase limit will be assessed on a CASE-BY-CASE basis. We will support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholder’s interest. In such cases, the authority must comply with the following criteria:

4.	A holding limit of up to 10% of a company’s issued share capital in treasury; and

5.	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, we will evaluate the proposal based on the company’s historical practice. However, RIM expects companies to disclose such limits and, in the future, may vote AGAINST companies that fail to do so In such cases, the authority must comply with the following criteria:

6.	A holding limit of up to 10% of a company’s issued share capital in treasure; and

7.	A duration of no more than 18 months.

In addition we vote AGAINST any proposal where:

8.	The repurchase can be used for takeover defenses;

9.	There is clear evidence of abuse;

10.	There is no safeguard against selective buybacks; and/or

11.	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

S.	Tax Gross-Up Proposals

We vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

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T.	Reimbursement of Expenses Incurred from Candidate Nomination Proposal

We evaluate Shareholder proposals to amend the company’s bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors on a CASE-BY-CASE basis considering the company’s current reimbursement practices.

U.	Equity Based Compensation Plans are evaluated on a case-by-case basis

We will vote AGAINST equity plan proposals if any of the following apply:

1.	The total cost of the company’s equity plans is unreasonable;

2.	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

3.	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

4.	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

5.	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

6.	The plan is a vehicle for poor pay practices;

7.	The company has a liberal definition of change-in-control.

V.	Golden Coffin (Death Benefit)

We generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

W.	Hold Till (post) Retirement

We vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy.

The following factors will be taken into account:

1.	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

a.	Rigorous stock ownership guidelines, or

b.	A holding period requirement coupled with a significant long-term ownership requirement, or

c.	A meaningful retention ratio,

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2.	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

3.	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

X.	Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity:

We will evaluate such proposals on a Case-by-Case basis.

Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are considered poor pay practices under policy, and may even result in withheld votes from compensation committee members. The second component of this proposal –- related to the elimination of accelerated vesting – requires more careful consideration. The following factors will be taken into regarding this policy:

1.	The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

2.	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Y.	Compensation Issue in Non-US Companies

1.	Europe: Vote case-by-case on management proposals seeking ratification of a company’s executive compensation-related items, and generally vote against a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

a.	Avoid arrangements that risk “pay for failure”:

b.	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices. For instance,

●	There shall be a clear link between the company’s performance and variable awards.
●	There shall not be significant discrepancies between the company’s performance and real executive payouts.
●	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.
●	Significant pay increases shall be explained by a detailed and compelling disclosure.
●	Severance pay agreements must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.
●	Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.

2.	Europe – Generally vote for proposals to fix the ratio between the fixed and variable components of remuneration unless:

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●	Adequate disclosure has not been provided in a timely manner
●	There are concerns about the company’s motivation for change
●	There are specific concerns with the company.

UK – RIM votes on a case-by-case basis on management proposals seeking ratification of a company’s remuneration policy, and generally vote against if such proposal fails to comply with one or a combination of several of ISS’ remuneration principles and/or local institutional investor best practice without adequate explanation. Whilst not an exhaustive list, below are several key criteria that are considered during analysis:

●	Has adequate disclosure been provided to allow investors to make an informed voting decision;
●	The level of pay for the CEO and other executive directors should not be excessive relative to peers, company performance, and market practices;
●	Significant pay increases should be explained by a detailed and compelling disclosure;
●	Severance pay agreements should not be in excess of 12 months’ fixed remuneration and should be in line with best practice;
●	There should be a clear link between the company’s performance and variable awards;
●	The ability for discretionary exceptional awards to be made in excess of the standard policy will require a maximum award level to be disclosed. Open ended exceptional award levels will not be supported;
●	Executives should own a significant personal shareholding in the company and this should be supported by established share ownership guidelines by the company;
●	The remuneration committee should have the ability to clawback or withhold payment of incentive awards when justified.
●	NEDs generally should not receive performance based remuneration

3.	Finland - Stock Options

a.	We vote AGAINST these proposals; however, an exception will be made if a company proposes to reduce the strike price by the amount of future special dividends only.

b.	We vote FOR proposals that provide proportionate adjustments to outstanding awards as a result of a special cash dividend or any other future distribution of assets other than a normal cash dividend.

4.	Germany - Remuneration Disclosure

We vote AGAINST management proposals authorizing the board not to disclose remuneration schemes for five years

5.	Sweden - Remuneration Report

We vote AGAINST management proposals to approve the remuneration report if:

a.	The potential dilution from equity-based compensation plans exceeds RMG guidelines.

b.	Restricted stock plans and matching share plans do not include sufficiently challenging performance criteria and vesting periods.

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c.	The remuneration report was not made available to shareholders in a timely manner.

d.	Other concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy.

6.	Sweden, Norway - Matching Share Plans

We will evaluate such plans on a CASE-BY-CASE basis.

a.	For every matching share plan, RMG will require a holding period.

b.	For plans without performance criteria, the shares must be purchased at market price.

c.	For broad-based plans directed at all employees, RMG accepts a 1:1 arrangement - that no more than one free share will be awarded for every share purchased at market value. . ..

d.	For plans directed at executives, we require that sufficiently challenging performance criteria are attached to the plan. Higher discounts demand proportionally higher performance criteria.

e.	The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock matching plans must comply with RMG’S guidelines.

7.	Australia

We will vote AGAINST resolutions seeking approval of termination payments for executives in excess of statutory maximum except where there is clear evidence that the termination payment would provide a benefit to shareholders.

We vote FOR the provision of termination benefits under the plan in excess of 12 months’ base salary, if the approval is for three years or fewer and no vesting is permitted without satisfaction of sufficiently demanding performance hurdles.

8.	Japan

RIM will vote AGAINST retirement bonuses if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, RIM may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and the amount is not excessive.) In addition, RIM opposes the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

RIM will vote AGAINST special payments in connection with abolition of retirement bonus system if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, RIM may support payment to outsiders on a CASE-BY-CASE basis, if the individual amount is disclosed and the amount is not excessive.) In addition, RIM will vote AGAINST the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

Among other conditions, RIM will vote AGAINST deep discount options if disclosed performance conditions are not attached. In the absence of such conditions, a vesting period of at least three years will be required to support such options

9.	Nordic Markets

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We will vote AGAINST stock option plans in Nordic markets if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive rewards. This includes one or more of the following:

a.	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above zero percent when determining the number of options awarded under the plan;

b.	Having significantly higher expected dividends than actual historical dividends;

c.	Favorably adjusting the terms of existing options plans without valid reason;

d.	Any other provisions or performance measures that result in undue award.

We will generally vote AGAINST if the increase in share capital is more than 5 percent for mature companies and 10 percent for growth companies.

10.	Italy

We will vote FOR any equity-based compensation plan provided they meet the following:

a.	The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable regarding the RMG criteria (“challenging criteria”);

b.	The options for management are granted without a discount;

c.	An executive director is part of the remuneration committee; or

d.	The company has no remuneration committee and has executive members within the board.

* RIM may apply a carve-out in the case of well designed plans.*

11.	Taiwan

We vote on a case-by-case basis taking into account the following features:

a.	existing substantial shareholders are restricted in participation;

b.	presence of challenging performance hurdles if restricted shares are issued for free or at a deep discount; and

c.	reasonable vesting period (at least two years) is set.

12.	China

We vote CASE-BY-CASE on proposals to approve a restricted stock scheme. A restricted stock plan will not be supported if:

a.	The grant price of the restricted shares is less than 50% of the average price of the company’s shares during the 20 trading days prior to the pricing reference date;

b.	The maximum dilution level for the scheme exceeds RIM guidelines of 5% of issued capital for a mature company and 10% for a growth company. RIM will support plans at mature companies with dilution levels up to 10% if the plan

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includes other positive features such as challenging performance criteria and meaningful vesting periods.

c.	Directors eligible to receive restricted shares under the scheme are involved in the administration of the scheme; or

d.	The company fails to set challenging performance hurdles for unlocking the restricted shares compared with its historical financial performance or the industry benchmarks.

We vote AGAINST a restricted stock scheme if the scheme is proposed in the second half of the year and the measurement of the company’s financial performance starts from the same year, as the company’s financial performance has been largely determined for that particular year.

We vote on a case-by-case bases on proposals to invest in financial products using idle funds. Key factors include: any known concerns with previous investments, the amount of the proposed investment relative to the company’s assets; disclosure of the nature of the products in which the company proposes to invest and disclosure of associated risks of the proposed investments and related risk management efforts by the company.

13.	Japan - Director Stock Options

We vote FOR “evergreen” director option plans as long as the contemplated level of annual dilution is less than 0.5%; so that it would take more than 10 years of grants for dilution to exceed our guidelines. (Where the company has outstanding options from other plans, or proposes to grant additional options to employees below board level, these must be factored into the calculation.)

Z.	Canadian Equity Compensation Plans, TSX Issuers

1.	Change-in-Control Provisions

Where approval of a CIC provision is sought as part of a bundled proposal, RMG Canada may recommend a vote AGAINST the entire bundled proposal due to an unacceptable CIC provision.

2.	Generally vote AGAINST proposals to reprice outstanding options including adjustments that can be reasonably considered repricing such as: reduction in exercise price or purchase price, extension of term for outstanding options, cancellation and reissuance of options, substitution of options with other awards.

3.	Amendment Procedures

We generally vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

a.	Any increase in the number (or percentage in the case of rolling plans) of shares reserved;

b.	Any amendment that extends the term of an award beyond the original expiry;

c.	Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis;

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d.	Any amendment which would permit equity based awards granted under the Plan may be transferable or assignable other than for normal estate settlement purposes

4.	Employee Share Purchase Plans, Amendment procedures

We generally vote AGAINST proposals to approve Share Purchase Plan Amendment Procedures if discretion is given to amend any of the following acceptable criteria:

a.	Limit on employee contribution (expressed as a percentage of base salary excluding bonus, commissions and special compensation);

b.	Purchase price is at least 80 percent of fair market value with no employer contribution; OR

c.	No discount purchase price with maximum employer contribution of up to 20% of employee contribution

d.	Offering period is 27 months or less; and

e.	Potential dilution together with all other equity-based plans is ten percent of outstanding common shares or less.

If shareholder approval is sought for a new Share Purchase Plan, the above criteria must apply and not be subject to future amendment under Plan amendment provisions without further shareholder approval or we will generally vote AGAINST approval of the Plan.

IX. State of Incorporation

A.	Voting on State Takeover Statutes

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.	Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a CASE-BY-CASE basis.

1.	Canada

a.	RIM will generally vote FOR proposals to amend or replace articles of incorporation or bylaws if:

●	The purpose of the amendment is to clarify ambiguity, reflect changes in corporate law, streamline years of amendments, or other “housekeeping” amendments; and
●	The bylaws as amended will not result in any of the unacceptable governance provisions set out in the following paragraph.

b.	RIM will generally vote AGAINST new by-laws or amended by-laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members. (“Enhanced Quorum”).

c.	RIM will generally vote FOR proposals to adopt or amend articles/bylaws unless the resulting document contains any of the following:

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●	The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced in the case of a small company where it clearly has difficulty achieving quorum at a higher level, but we oppose any quorum below 10 percent);
●	The quorum for a meeting of directors is less than 50 percent of the number of directors;
●	The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;
●	An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director; and
●	The proposed articles/bylaws raise other corporate governance concerns, such as granting blanket authority to the board with regard to capital authorizations or alteration of capital structure without shareholder approval

X. Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

1.	Anticipated financial and operating benefits;

2.	Offer price (cost vs. premium);

3.	Prospects of the combined companies;

4.	How the deal was negotiated;

5.	Changes in corporate governance and their impact on shareholder rights;

6.	Change-in-control payments to executive officers and possible conflicts of interest; and

7.	Potential legal or environmental liability risks associated with the target firm

B.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

C.	Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.	Asset Sales

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.	Liquidations

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.	Appraisal Rights

We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

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G.	Changing Corporate Name

We vote FOR changing the corporate name.

H.	Special Purpose Acquisition Corporations (SPACs)

We will consider on a Case-by-Case the following measures for SPACs:

1.	Valuation, Market reaction,

2.	Deal timing,

3.	Negotiations and process,

4.	Conflicts of interest,

5.	Voting agreements, and

6.	Governance.

I.	Loan Guarantee Requests (Non US companies)

Companies often provide loan guarantees for subsidiaries, affiliates and related parties. Such requests will be evaluated on a CASE-BY-CASE basis. Generally, RIM will vote AGAINST the provision when:

●	The identity receiving the guarantee is not disclosed;
●	The guarantee is being provided to a director, executive, parent company or affiliated entities where the company has no direct or indirect equity ownership; or
●	the guarantee is provided to an entity in which the company’s ownership stake is less than 75%; and such guarantee is not proportionate to the company’s equity stake or other parties have not provided a counter guarantee.

RIM will generally vote FOR such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement.

XI. Mutual Funds

A.	Business Development Companies

RIM will vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

1.	The proposal to allow share issuances below NAV has an expiration date that is less than one year from the date shareholders approve the underlying proposal as required under the Investment Company Act of 1940;

2.	a majority of the independent directors who have no financial interest in the sale have made a determination as to whether such sale would be in the best interest of the company and its shareholders prior to selling shares below NAV; and

3.	the company has demonstrated responsible past use of share issuances by either:

a.	Outperforming peers in its 8-digit GICS group as measured by one and three year median TSRs; or

b.	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

B.	Multimanaged Funds/Subadvisers:

RIM will vote AGAINST proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

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XII. Corporate Governance and Conduct

In general, we support shareholder proposals that promote good corporate citizenship while enhancing long-term shareholder value. Proposals that present an egregious economic impact will not be supported.

1.	We SUPPORT the adoption of labor standards and codes of conduct for foreign and domestic suppliers as ways to protect brands and manage risk.

2.	We SUPPORT reporting on countries with human rights abuses as ways to protect and manage risk.

3.	We SUPPORT CERES Principles, environmental reporting and MacBride Principles.

4.	We SUPPORT high-performance workplace standards.

5.	We SUPPORT fair lending guidelines and disclosure at financial companies.

6.	We SUPPORT reporting on equal opportunity and diversity.

7.	We OPPOSE resolutions that would fundamentally affect company performance and competitive increase of shareholder value.

8.	We OPPOSE shareholder proposals requesting the adoption of specific charter language regarding board diversity unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

9.	We OPPOSE shareholder proposals for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless: a) new legislation is adopted allowing development and drilling in the ANWR; b) the company intends to pursue operations in the ANWR, c) the company does not currently disclose an environmental risk report for their operations in the ANWR.

10.	We OPPOSE shareholder proposals requesting a reduction in greenhouse gas emissions unless the company significantly lags behind industry standards or has been the subject of recent, substantial controversy on this issue.

11.	We OPPOSE shareholder proposals on investing in renewable energy sources.

12.	We review proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities on a CASE-BY-CASE basis taking into account; a) the company’s current disclosure of relevant lobbying policies, and management and board oversight; b) the company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and c) recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

13.	We review on a CASE-BY-CASE basis proposals requesting a company report on its energy efficiency policies, considering: a) the current level of disclosure related to energy efficiency policies, initiatives, and performance measures; b) level of participation in voluntary efficiency programs; c) compliance with applicable legislation and regulations; d) the company’s policies and initiatives relative to industry peers; and e) the cost associated with the proposed initiative.

14.	We review on a CASE-BY-CASE basis proposals requesting disclosure and implementation of internet privacy and censorship policies and procedures, considering: a) the level of disclosure of policies relating to privacy, freedom of speech, internet censorship and government monitoring; b) dialogue with governments and/or relevant groups; c) scope of involvement and investment in markets that maintain government censorship or internet monitoring; d) market-specific laws or regulations applicable to

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this issue that may be imposed on the company; e) level of controversy or litigation related to the company’s international human rights policies; and f) the cost associated with the proposed initiative.

15.	We generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering: a) the company’s current level of disclosure of relevant policies and oversight mechanisms; b) the company’s current level of such disclosure relative to its industry peers; c) potential relevant local, state, or national regulatory developments; and d) controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

16.	We will vote on a CASE-BY-CASE basis on proposals requesting company reports on, or to adopt a new policy on, water-related risks and concerns, taking into account: a) the company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics; b) whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations; c) the potential financial impact or risk to the company associated with water-related concerns or issues; and d) recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

17.	We review on a CASE-BY-CASE requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account: a) the nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption; b) current disclosure of applicable risk assessment(s) and risk management procedures; c) compliance with US sanctions and laws; d) consideration of other international policies, standards, and laws; e) recent involvement in significant controversies or violations in “high risk” markets; and f) the cost associated with the initiative.

18.	We SUPPORT proposals requesting company reporting on its policies, initiatives/procedures and oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain, UNLESS: a) the company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report; or b) the company is in compliance with all applicable regulations and guidelines; or c) there is no existence of significant violations and/or fines related to toxic materials.

19.	We review on a CASE-BY-CASE requests for workplace safety reports, including reports on accident risks reduction efforts taking into account; a) a) the nature of the company’s business specifically regarding company and employee exposure to health and safety risks; b) level of existing disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms; c) existence of recent, significant violations, fines, or controversy related to workplace health and safety ; and d) the company’s workplace health and safety performance relative to industry peers.

20.	Establishment of Board Committees on Social Issues: Shareholder proposals requesting companies establish new standing board committees on social issues.

We will generally vote AGAINST proposals requesting a company establish new standing board committees on social issues considering:

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a.	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

b.	Level of disclosure regarding the issue for which board oversight is sought;

c.	Company performance related to the issue for which board oversight is sought;

d.	Board committee structure compared to that of other companies in its industry sector; and/or

e.	The scope and structure of the proposal.

21.	Genetically Modified Ingredients (GMO):

a.	Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

b.	Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

i.	The company’s business and the proportion of it affected by the resolution;

ii.	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

iii.	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

c.	Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

d.	Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients

22.	Gender Identity, Sexual Orientation and Domestic Partner Benefits

a.	We will generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

b.	We will generally vote AGAINST proposals to extend company benefits to or eliminating benefits from domestic partners.

23.	Equality of Opportunity: shareholder proposal requesting companies disclose their EEO-1 data

We will generally vote FOR proposals requesting the company disclose its diversity policies, initiatives, comprehensive diversity data, and EEO-1 data unless:

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a.	The company publicly discloses its comprehensive equal opportunity policies and initiatives;

b.	The company already publicly discloses comprehensive workforce diversity data; and

c.	The company has no recent significant EEO-related violations or litigation.

24.	Political contributions and Trade Associations: Shareholder proposals calling for company to confirm political nonpartisanship, increase disclosure on political contributions and trade association spending and bar political contributions.

a.	RIM will generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

i.	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

ii.	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

b.	RIM will vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

c.	RIM will vote on a CASE-BY-CASE basis on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

i.	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

ii.	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organization, and the oversight and compliance procedure related to such expenditures of corporate assets.

d.	RIM will vote AGAINST proposals barring the company from making political contributions.

e.	RIM will vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

25.	Recycling: We will vote on a CASE-BY-CASE basis on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account: a) the nature of the company’s business; b) the current level of disclosure of the company’s existing related programs; c) the timetable prescribed by the proposal and the costs and methods of program implementation; d) the ability of the company to address the issues raised in the proposal; and e) the company’s recycling programs compared with the similar programs of its industry peers.

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26.	RIM will vote on a case-by-case basis on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process considering: a) the degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms; b) the company’s industry and whether the company or its suppliers operation in countries or areas where there is a history of human rights concerns; c) recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and d) whether the proposal is unduly burdensome or overly prescriptive.

END

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Sands Capital Management, LLC

Proxy Voting Policy and Procedures

Most Recent Amendment: April 2013
Implementation Date: November 2006

Issue

Rule 206(4)-6 under the Advisers Act requires every registered investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

SCM votes proxies for a significant number of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

Policy

It is the policy of SCM to vote client proxies in the best interest of our clients. Proxies are an asset of a client account, which should be treated by SCM with the same care, diligence, and loyalty as any asset belonging to a client. Consideration will be given to both the short and long term implications of each proposal to be voted on.

Any specific voting instructions provided by an advisory client or its designated agent in writing will supersede this policy. Clients with their own general or specific proxy voting and governance policies may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s expense.

Procedures for SCM’s Receipt of Class Actions

The following procedures outline SCM’s receipt of “Class Action” documents from clients and custodians:

SCM will not file “Class Actions” on behalf of any client. If “Class Action” documents are received by SCM from a client’s custodian, SCM will make a best effort to forward the documents to the client. Likewise if “Class Action documents are received by SCM from a client, SCM will make a best effort to gather, at the client’s request, any requisite information it has regarding the matter and forward it to the client, to enable the client to file the “Class Action”.

Proxy Committee

SCM has established a Proxy Committee. The Proxy Committee consists of three permanent members (the Chief Operating Officer, Director, Client Services, Director, Compliance) and one or more rotating members (Portfolio Managers). The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director, Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of SCM’s clients, including developing, authorizing, implementing and updating this Proxy Voting Policy and Procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third-party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by SCM. The Proxy Committee

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reviews reports on SCM’s proxy voting activity at least annually and as necessary to fulfill its responsibilities.

The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in SCM’s Proxy Voting Guidelines (the “Guidelines”), a copy of which is attached hereto as Attachment C. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

Procedures For Identification and Voting of Proxies

The following procedures are designed to enable SCM to resolve material conflicts of interest before voting client proxies.

1.	SCM maintains a list of all clients for which it votes proxies. The list may be maintained either in hard copy or electronically and is updated by the Director, Client Services or a designee who obtains proxy voting information from client agreements.

As part of the account opening procedure, the Director, Client Services or a designee will note whether or not SCM is responsible for voting proxies for the new client.

2.	In cases where it has been designated to vote client proxies, SCM works with the client to ensure that SCM is the designated party to receive proxy voting materials from companies or intermediaries.

3.	The Director, Client Services receives all proxy voting materials and has overall responsibility for ensuring that proxies are voted and submitted in a timely manner.

4.	Prior to a proxy voting deadline, the appropriate Research Analyst will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from a number of sources, including management of the company, shareholder groups and independent proxy research services.

5.	SCM Staff Members will reasonably try to assess whether there are any material conflicts between SCM’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

6.	So long as no material conflicts of interest have been identified, SCM will vote proxies according to SCM’s policy. SCM may also elect not to vote if it deems doing so in its clients’ best interest. (See #8 and Proxies of Certain Non-U.S. Issuers below.) The rationale for not voting a client proxy will be documented and the documentation will be maintained in SCM’s permanent files.

7.	Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution. See Conflicts of Interest section for additional information.

8.	SCM is not required to vote every client proxy provided that electing not to vote is consistent with SCM’s fiduciary obligations. SCM shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client. See Proxies of Certain Non-U.S. Issuers below,

9.	The Director, Client Services and the Research Analyst will report any attempts by SCM’s personnel to influence the voting of client proxies in a manner that is inconsistent

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with SCM’s policy, as well as any attempts by persons or entitles outside SCM seeking to influence the voting of client proxies. Such report shall be made to SCM’s Chief Compliance Officer (“CCO”), or if the CCO is the person attempting to influence the voting, then to SCM’s Chief Executive Officer.

10.	All proxy votes will be recorded and the following information will be maintained:

●	The name of the issuer of the portfolio security;

●	The exchange ticker symbol of the portfolio security;

●	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

●	The shareholder meeting date;

●	The number of shares SCM is voting firm-wide;

●	A brief identification of the matter voted on;

●	Whether the matter was proposed by the issuer or by a security holder;

●	Whether or not SCM cast its vote on the matter;

●	How SCM cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

●	Whether SCM cast its vote with or against management; and

●	Whether any client requested an alternative vote of its proxy.

In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in SCM’s permanent files.

Loaned Securities

When an SCM client participates in a securities lending program, SCM will not be able to vote the proxy of the shares out on loan. SCM will generally not seek to recall for voting the client shares on loan. However, under rare circumstances, for voting issues that may have a particularly significant impact on the investment, SCM may request a client to recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities The Research Analyst who is responsible for voting the proxy will notify the Proxy Committee in the event they believe a recall of loaned securities is necessary.

In determining whether a recall of a security is warranted (“Significant Event”), SCM will take into consideration whether the benefit of the vote would be in the client’s best interest despite the costs and the lost revenue to the client and the administrative burden of retrieving the securities. SCM may utilize third-party service providers to assist it in identifying and evaluating whether an event constitutes a Significant Event. The Proxy Committee will review the proxy proposals that have been determined to be Significant Events from time to time and will adjust the foregoing standard as it deems necessary.

Proxies of Certain Non-U.S. Issuers

It is SCM’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority where SCM can reasonably determine that voting such proxies will be in the best interest of its clients.

Voting proxies of issuers in non-US markets may give rise to a number of administrative/operational issues that may cause SCM to determine that voting such proxies are not in the best interest f its clients or

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that it is not reasonably possible to determine whether voting such proxies will be in the best interests of its clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

●	SCM may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting.

●	Some markets require SCM to provide local agents with a power of attorney or consularization prior to implementing SCM’s voting instructions.

●	Proxy material may not be available in English.

●	SCM may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may not vote in those instances.

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, SCM believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required SCM generally elects not to vote those shares. The Portfolio Manager or Research Analyst in conjunction with the Proxy Committee retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

Conflicts of Interest

Although SCM has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

●	Conflict: SCM is retained by a firm, or is in the process of being retained by a firm, which is affiliated with an issuer that is held in SCM’s client portfolios.

●	Conflict: SCM is retained by an individual, or is in the process of being retained by an individual, who is an officer or director of an issuer that is held in SCM’s client portfolios.

●	Conflict: SCM’s Staff Members maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an SCM Staff Member may be a high-level executive of an issuer that is held in SCM’s client portfolios. The spouse could attempt to influence SCM to vote in favor of management.

●	Conflict: SCM or a Staff Member(s) personally owns a significant number of an issuer’s securities that are also held in SCM’s client portfolios. The Staff Member(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by SCM’s policy. The Staff Member(s) could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to the policy.

Resolution:

SCM realizes that, due to the difficulty of predicting and identifying all material conflicts, it must rely on its Staff Members to notify the Director, Client Services and/or the CCO of any material conflict that may impair SCM’s ability to vote proxies in an objective manner. Upon such notification, the Director, Client Services and/or the CCO will notify the Proxy Committee of the conflict.

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In the event that the Proxy Committee determines that SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is “material” to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to SCM’s conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then SCM may vote the proxy in accordance with the recommendation of the Research Analyst.

In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee. Prior to voting on the proposal, SCM may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how SCM will vote on the proposal (or otherwise obtain instructions from the client as to how to vote the proxy).

Recordkeeping

SCM must maintain the documentation described in the following section for a period of not less than five (5) years in an easily accessible place, the first two (2) years at its principal place of business. The Director, Client Services will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

●	Any request, whether written (including e-mail) or oral, received by any Staff Member of SCM, must be promptly reported to the Director, Client Services. All written requests must be retained in the permanent file.

●	The Director, Client Services will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

●	Clients are permitted to request the proxy voting record for the 5-year period prior to their request.

Proxy statements received regarding client securities:

●	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: SCM is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

●	Documents prepared or created by SCM that were material to making a decision on how to vote, or that memorialized the basis for the decision.

●	Documentation or notes or any communications received from third parties, other industry analysts, third-party service providers, company’s management discussions, etc. that were material in the basis for the decision.

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Disclosure

●	SCM will ensure that Part 2Aof Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how SCM voted their securities.

Proxy Solicitation

As a matter of practice, it is SCM’s policy to not reveal or disclose to any outside third party how SCM may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.

The Director, Client Services is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any Staff Member accept any remuneration in the solicitation of proxies. The Director, Client Services or a designee shall handle all responses to such solicitations.

Responsibility

The Director, Client Services is responsible for overseeing and implementing this Proxy Voting Policy and Procedures.

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Attachment C

PROXY VOTING GUIDELINES

One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company’s management, unless SCM determines that voting in accordance with management’s recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company’s management in any situation where, in SCM’s judgment, it would not be in the best interests of the client to do so.

I. The Board of Directors

A.	Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis, and may consider the following factors:

●	Long-term corporate performance record relative to a market index;

●	Composition of board and key board committees;

●	Corporate governance provisions and takeover activity;

●	Board decisions regarding executive pay;

●	Director compensation;

B.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

C.	Voting for Director Nominees in Contest Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, and may consider the following factors:

●	long-term financial performance of the target company relative to its industry;

●	management’s track record;

●	background to the proxy contest;

●	qualifications of director nominees (both slates);

●	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

●	stock ownership positions.

D.	Size of the Board

Proposals to limit the size of the Board should be evaluated on a case-by-case basis.

II. Auditors

Ratifying Auditors

We generally vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the

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independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

III. Proxy Contest Defenses

Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

IV. Anti-Takeover Issues

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients’ interests as shareholders. Anti-takeover issues include the following:

A.	Poison Pills

The “poison pill” entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

We review on a case-by-case basis management proposals to ratify a poison pill.

B.	Fair Price Provisions

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.	Greenmail

Proposals relating to the prohibition of “greenmail” are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company’s common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.	Superstock

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which “could be issued in a private placement with one or more institutional investors” and “could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock….” The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

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We will review on case-by-case basis proposals that would authorize the creation of new classes of “superstock”.

E.	Supermajority Rules

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

1.	Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

2.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.	Board Classification

High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The “staggered board” acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and elect all directors annually.

IV. Miscellaneous Governance Provision

Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In this case where items are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder’s best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

V. Capital Structure

A.	Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.	Debt Restructuring

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

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VI. Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

VII. State of Incorporation

A.	Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B.	Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII. Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis.

B.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a case-by-case basis.

C.	Spin-offs

Votes on spin-offs are considered on a case-by-case basis.

D.	Changing Corporate Name

We generally vote for changing the corporate name.

IX. Social and Environmental Issues

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

●	Ecological issues, including toxic hazards and pollution of the air and water;

●	Employment practices, such as the hiring of women and minority groups;

●	Product quality and safety;

●	Advertising practices;

●	Animal rights, including testing, experimentation and factory farming;

●	Military and nuclear issues; and

●	International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a case-by-case basis proposals regarding social or environmental issues.

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SSGA FUNDS MANAGEMENT, INC.

PROXY VOTING AND ENGAGEMENT GUIDELINES – US

FEBRUARY 2013 CAPABILITIES

SSgA FM’s US Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the US. This policy complements and should be read in conjunction with SSgA FM’s Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSgA FM’s approach to voting and engaging with companies.

SSgA FM’s US Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, executive compensation, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from oversight of executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSgA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long term economic value of client investments. SSgA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. In its analysis and research in to corporate governance issues in the US, SSgA FM expects all companies, to act in a transparent manner, conduct private ordering activity. Companies should provide detailed explanations under the Code’s ‘comply or explain’ approach, especially where they fail to meet requirements and why any such non-compliance would serve shareholders’ long-term interests.

SSgA FM’S PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSgA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSgA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and ESG issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSgA FM’s active investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSgA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the US.

SSgA FM is a signatory to the United Nations Principles of Responsible Investment (UNPRI) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate environmental, social and governance (ESG) principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

Director related proposals concern issues submitted to shareholders that deal with the composition of the board or impact the members of a corporation’s board of directors. In deciding which director nominee to support, SSgA FM considers numerous factors.

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Director Elections

SSgA FM’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSgA FM considers when evaluating governance practices include, but are not limited to the following:

●	Shareholder rights;

●	Board independence; and

●	Board structure.

If a company demonstrates appropriate governance practices, SSgA FM believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSgA FM will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSgA FM believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

●	Is the nominee an employee of or related to an employee of the issuer or its auditor;

●	Does the nominee provide professional services to the issuer;

●	Has the nominee attended an appropriate number of board meetings; or

●	Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSgA FM will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSgA FM may withhold votes based on the following:

●	CEOs of public companies who sit on more than three public company boards;

●	Nominees who sit on more than six public company boards;

●	SSgA FM may withhold votes from all director nominees at companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s);

●	SSgA FM may withhold votes from compensation committee members where there is a weak relationship between executive pay and performance over a five-year period;

●	SSgA FM will withhold votes from audit committee members if non-audit fees exceed 50% of total fees paid to the auditors; and

●	SSgA FM will withhold votes from directors who appear to have been remiss in their duties.

Director Related Proposals

SSgA FM generally votes for the following director related proposals:

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●	Discharge of board members’ duties, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern;

●	Proposals to restore shareholders’ ability to remove directors with or without cause;

●	Proposals that permit shareholders to elect directors to fill board vacancies; and

●	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSgA FM generally votes against the following director related proposals:

●	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected;

●	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy; and

●	Shareholder proposals requiring two candidates per board seat.

Majority Voting

SSgA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSgA FM does not support cumulative voting structures for the election of directors.

Separation Chair/CEO

SSgA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, a company’s performance and the overall governance structure of the company.

Proxy Access

SSgA FM will consider proposals relating to Proxy Access on a case-by-case basis:

SSgA FM will evaluate the company’s specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

Considerations include but are not limited to the following:

●	The ownership thresholds and holding duration proposed in the resolution;

●	The binding nature of the proposal;

●	The number of directors that shareholders may nominate each year;

●	Company performance;

●	Company governance structure;

●	Shareholder rights; and

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●	Board performance.

Age/Term Limits

Generally, SSgA FM will vote against limits to tenure.

Approve Remuneration of Directors

Generally, SSgA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure, if the board is composed of 80 percent of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and SSgA FM will consider other governance factors, including antitakeover devices.

Confidential Voting

SSgA FM will support confidential voting.

Board Size

SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

AUDIT RELATED ISSUES

Ratifying Auditors and Approving Auditor Compensation

SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.1

CAPITAL RELATED ISSUES

1 Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for US firms and plus 100% of current authorized stock for international firms.

When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSgA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Unequal Voting Rights

SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

MERGERS AND ACQUISITIONS

Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

●	Offer premium;

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●	Strategic rationale;

●	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

●	Offers made at a premium and where there are no other higher bidders; and

●	Offers in which the secondary market price is substantially lower than the net asset value.

SSgA FM may vote against a transaction considering the following:

●	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets;

●	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

●	At the time of voting, the current market price of the security exceeds the bid price.

ANTI–TAKEOVER ISSUES

Typically, proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision are deemed to have an antitakeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported. Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSgA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Special Meetings

SSgA FM will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their by-laws if:

●	The company also does not allow shareholders to act by written consent; or

●	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSgA FM will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their by-laws if:

●	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSgA FM will vote for management proposals related to special meetings.

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Written Consent

SSgA FM will vote for shareholder proposals on written consent at companies if:

●	The company does not have provisions in their by-laws giving shareholders the right to call for a special meeting; or

●	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares; and

●	The company has a poor governance profile.

SSgA FM will vote management proposals on written consent on a case-by-case basis.

Super–Majority

SSgA FM will generally vote against amendments to by-laws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

REMUNERATION ISSUES

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSgA FM believes executive compensation plays a critical role in aligning executives interest with shareholder’s, attracting, retaining and incentifying key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. SSgA FM seeks adequate disclosure of different compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. Further, shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

Employee Equity Award Plans

SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution: To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSgA FM reviews that number in light of certain factors, including the industry of the issuer.

Other criteria include the following:

●	Number of participants or eligible employees;

●	The variety of awards possible;

●	The period of time covered by the plan.

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There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

●	Grants to individuals or very small groups of participants;

●	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

●	The power of the board to exchange “underwater” options without shareholder approval; this pertains to the ability of a company to reprice options, not the actual act of repricing described below;

●	Below market rate loans to officers to exercise their options;

●	The ability to grant options at less than fair market value;

●	Acceleration of vesting automatically upon a change in control; and

●	Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).

Historical option grants: Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing: SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Share Repurchases: If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) disclose a definitive number of the shares to be bought back and, (iii) disclose the time frame during which the shares will be bought back, will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments: If a plan would not normally meet SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.

Employee Stock Option Plans

SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.

Compensation Related Items

SSgA FM will generally support the following proposals:

●	Expansions to reporting of financial or compensation-related information, within reason; and

●	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee.

SSgA FM will generally vote against the following proposals:

●	Retirement bonuses for non-executive directors and auditors.

MISCELLANEOUS/ROUTINE ITEMS

SSgA FM generally supports the following miscellaneous/routine governance items:

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●	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate;

●	Opting out of business combination provision;

●	Proposals that remove restrictions on the right of shareholders to act independently of management;

●	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved;

●	Shareholder proposals to put option repricings to a shareholder vote;

●	General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment);

●	Change in corporation name;

●	Mandates that amendments to bylaws or charters have shareholder approval;

●	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable;

●	Repeals, prohibitions or adoption of anti-greenmail provisions;

●	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting; and

●	Exclusive forum provisions.

SSgA FM generally does not support the following miscellaneous/ routine governance items:

●	Proposals asking companies to adopt full tenure holding periods for their executives;

●	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation;

●	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable;

●	Proposals to approve other business when it appears as voting item;

●	Proposals giving the board exclusive authority to amend the bylaws; and

●	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

ENVIRONMENTAL AND SOCIAL ISSUES

As a fiduciary, we consider the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business.

Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view,

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companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools, material environmental and social performance metrics and support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

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STATE STREET GLOBAL ADVISORS

FM Proxy Voting and Engagement Guidelines—US

State Street Global Advisors Funds Management, Inc.’s (“SSgA FM”) US Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the US. This policy complements and should be read in conjunction with SSgA FM’s Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSgA FM’s approach to voting and engaging with companies.

SSgA FM’s US Proxy Voting and Engagement Guidelines address areas including board structure, director tenure, audit related issues, capital structure, executive compensation, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSgA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSgA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSgA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in the US, SSgA FM expects all companies to act in a transparent manner and provide detailed disclosure on board profiles, related-party transactions, executive compensation and other governance issues that impact shareholders’ long-term interests.

SSgA FM’S PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSgA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSgA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSgA FM’s active investment teams; collaborating on issuer engagements and providing input on company specific fundamentals. SSgA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the US.

SSgA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

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DIRECTORS AND BOARDS

SSgA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSgA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices.

A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Director related proposals at US companies include issues submitted to shareholders that deal with the composition of the board or with members of a corporation’s board of directors. In deciding which director nominee to support, SSgA FM considers numerous factors.

Director Elections

SSgA FM’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSgA FM considers when evaluating governance practices include, but are not limited to the following:

●	Shareholder rights;

●	Board independence; and

●	Board structure.

If a company demonstrates appropriate governance practices, SSgA FM believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSgA FM will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSgA FM believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

●	Is the nominee an employee of or related to an employee of the issuer or its auditor;

●	Does the nominee provide professional services to the issuer;

●	Has the nominee attended an appropriate number of board meetings; or

●	Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSgA FM will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSgA FM may withhold votes from directors based on the following:

●	When overall average board tenure is excessive and/or individual director tenure is excessive. In assessing excessive tenure, SSgA FM gives consideration to factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures;

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●	When directors attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold;

●	CEOs of a public company who sit on more than three public company boards;

●	Director nominees who sit on more than six public company boards;

●	Directors of companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s);

●	Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period;

●	Audit committee members if non-audit fees exceed 50% of total fees paid to the auditors; and

●	Directors who appear to have been remiss in their duties.

Director Related Proposals

SSgA FM generally votes for the following director related proposals:

●	Discharge of board members’ duties, in the absence of pending litigation, regulatory investigation, charges of fraud or other indications of significant concern;

●	Proposals to restore shareholders’ ability to remove directors with or without cause;

●	Proposals that permit shareholders to elect directors to fill board vacancies; and

●	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

●	SSgA FM generally votes against the following director related proposals:

●	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected;

●	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy; and

●	Proposals requiring two candidates per board seat.

Majority Voting

SSgA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSgA FM does not support cumulative voting structures for the election of directors.

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Separation Chair/CEO

SSgA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, a company’s performance and the overall governance structure of the company.

Proxy Access

SSgA FM will consider proposals relating to Proxy Access on a case-by-case basis.

SSgA FM will evaluate the company’s specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

Considerations include but are not limited to the following:

●	The ownership thresholds and holding duration proposed in the resolution;

●	The binding nature of the proposal;

●	The number of directors that shareholders may be able to nominate each year;

●	Company performance;

●	Company governance structure;

●	Shareholder rights; and

●	Board performance.

Age/Term Limits

Generally, SSgA FM will vote against age and term limits.

Approve Remuneration of Directors

Generally, SSgA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure; if the board is composed of 80 percent independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and consideration of other governance factors, including, but not limited to, shareholder rights and antitakeover devices.

Confidential Voting

SSgA FM will support confidential voting.

Board Size

SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

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AUDIT RELATED ISSUES

Ratifying Auditors and Approving Auditor Compensation

SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.1

CAPITAL RELATED ISSUES

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for US firms.

When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSgA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

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Unequal Voting Rights

SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

MERGERS AND ACQUISITIONS

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported.

In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

●	Offer premium;

●	Strategic rationale;

●	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

●	Offers made at a premium and where there are no other higher bidders; and

●	Offers in which the secondary market price is substantially lower than the net asset value.

●	SSgA FM may vote against a transaction considering the following:

●	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets;

●	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

●	At the time of voting, the current market price of the security exceeds the bid price.

ANTI–TAKEOVER ISSUES

Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision that is deemed to have an antitakeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

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Shareholder Rights Plans

SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSgA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers

(i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Special Meetings

SSgA FM will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:

●	The company also does not allow shareholders to act by written consent; or

●	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

●	SSgA FM will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their bylaws if:

●	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSgA FM will vote for management proposals related to special meetings.

Written Consent

SSgA FM will vote for shareholder proposals on written consent at companies if:

●	The company does not have provisions in their bylaws giving shareholders the right to call for a special meeting; or

●	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares; and

●	The company has a poor governance profile.

SSgA FM will vote management proposals on written consent on a case-by-case basis.

Super–Majority

SSgA FM will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

REMUNERATION ISSUES

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the

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shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSgA FM believes executive compensation plays a critical role in aligning executives interest with shareholder’s, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. SSgA FM seeks adequate disclosure of different compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. Further, shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

Employee Equity Award Plans

SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSgA FM reviews that number in light of certain factors, including the industry of the issuer.

Historical option grants Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Other criteria include the following:

●	Number of participants or eligible employees;

●	The variety of awards possible; and

●	The period of time covered by the plan.

●	There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

●	Grants to individuals or very small groups of participants;

●	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

●	The power of the board to exchange “underwater” options without shareholder approval; this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

●	Below market rate loans to officers to exercise their options;

●	The ability to grant options at less than fair market value;

●	Acceleration of vesting automatically upon a change in control; and

●	Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).

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Share Repurchases If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) disclose a definitive number of the shares to be bought back and, (iii) disclose the time frame during which the shares will be bought back, will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments If a plan would not normally meet the SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.

Employee Stock Option Plans

SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.

Compensation Related Items

SSgA FM will generally support the following proposals:

●	Expansions to reporting of financial or compensation-related information, within reason; and

●	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee.

SSgA FM will generally vote against the following proposals:

●	Retirement bonuses for non-executive directors and auditors.

MISCELLANEOUS/ROUTINE ITEMS

SSgA FM generally supports the following miscellaneous/routine governance items:

●	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate;

●	Opting out of business combination provision;

●	Proposals that remove restrictions on the right of shareholders to act independently of management;

●	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved;

●	Shareholder proposals to put option repricings to a shareholder vote;

●	General updating of or corrective amendments to charter and bylaws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment);

●	Change in corporation name;

●	Mandates that amendments to bylaws or charters have shareholder approval;

●	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable;

●	Repeals, prohibitions or adoption of anti-greenmail provisions;

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●	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting; and

●	Exclusive forum provisions.

SSgA FM generally does not support the following miscellaneous/ routine governance items:

●	Proposals asking companies to adopt full tenure holding periods for their executives;

●	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation;

●	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable;

●	Proposals to approve other business when it appears as voting item;

●	Proposals giving the board exclusive authority to amend the bylaws; and

●	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

ENVIRONMENTAL AND SOCIAL ISSUES

As a fiduciary, we consider the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business.

Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSgA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSgA FM’s team of analysts evaluates these risks on an issuer-by-issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

[1]	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George

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Street, Sydney, NSW 2000, Australia ● Telephone: +612 9240-7600 ● Facsimile: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Office Park Nysdam, 92 Avenue Reine Astrid, B-1310 La Hulpe, Belgium ● Telephone: +32 2 663 2036 ● Facsimile: +32 2 672 2077. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, 1-514-282-2484 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6 ● Telephone: +647-775-5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates ● Telephone: +971 (0)4-4372800 ● Facsimile: +971 (0)4-4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France ● Telephone: (+33) 1 44 45 40 00 ● Facsimile: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich ● Telephone: +49 (0)89-55878-100 ● Facsimile: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong ● Telephone: +852 2103-0288 ● Facsimile: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers ● Telephone: +353 (0)1 776 3000 ● Facsimile: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy ● Telephone: +39 02 32066 100 ● Facsimile: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239 ● Telephone: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands ● Telephone: + 31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D) ● Telephone: +65 6826-7500 ● Facsimile: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich ● Telephone: +41 (0)44 245 70 00 ● Facsimile: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ ● Telephone: +020 3395 6000 ● Facsimile: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900 ● Telephone: (617) 664-4738.

Web: ssga.com

The views expressed in this material are the views of State Street Global Advisors Corporate Governance Team through the period ended March 17, 2014 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

State Street Global Advisors generally delegates commodities management for separately managed accounts to State Street Global Advisors FM, a wholly owned subsidiary of State Street and an affiliate of State Street Global Advisors. State Street Global Advisors FM is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission and National Futures Association.

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This communication is not specifically directed to investors of separately managed accounts (SMA) utilizing futures, options on futures or swaps. State Street Global Advisors FM CTA clients should contact State Street Global Advisors Relationship Management for important CTA materials.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSgA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

STATE STREET GLOBAL ADVISORS

State Street Global Advisors is the investment management business of State Street Corporation (NYSE: STT), one of the world’s leading providers of financial services to institutional investors.

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2013 Systematic Financial Management, L.P.
Proxy Voting General Guidelines

Clients may delegate proxy voting authority over their account to Systematic in their investment management agreement or investment guidelines, or by other written direction to Systematic. Upon such delegation of proxy voting authority, Systematic will notify both its independent proxy-voting agent (“agent”) and the client’s custodian that Systematic’s agent will vote on behalf of Systematic for that client’s account. Systematic will also provide the client’s custodian with the appropriate instructions for delivery of proxy ballots for the client’s account. Systematic clients may revoke Systematic’s voting authority by providing written notice to Systematic

As stated above, Systematic has retained an independent proxy-voting agent (“agent”), and Systematic generally follows the agent’s proxy voting guidelines when voting proxies. The adoption of the agent’s proxy voting guidelines provides independent guidelines for voting proxies and is designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Systematic may have to interpret how to vote proxies in cases where Systematic has a conflict of interest or the appearance of a conflict of interest.

Although under normal circumstances Systematic is not expected to exercise its voting discretion or to override the agent’s recommendation, Systematic’s Proxy Voting Committee will monitor any situation where Systematic believes it has a material conflict of interest, or where Systematic wishes to exercise its discretion or more closely review a particular matter. In these situations, the Proxy Voting Committee will provide the actual voting recommendation after a review of the vote(s) involved with such determination being based in the Committee’s determination of what is in the best interests of Systematic’s clients. Systematic uses consensus decisions when voting an issue and does not allow Portfolio Managers to vote proxies independently. Systematic’s Chief Compliance Officer (CCO) must approve any decision made on such vote prior to the vote being cast. In approving any such decision, the CCO will use his or her best judgment to ensure that the spirit of Systematic’s proxy voting guidelines is being followed. Systematic will maintain documentation of any such voting decision.

The agent has policies and procedures in place to mitigate potential conflicts of interest. The agent is obligated to notify Systematic, in advance of voting any proxies, in specific situations where it may have a material conflict of interest with a company whose proxy it is responsible for voting on behalf of a Systematic client. If this situation occurs, the agent will follow its procedures regarding conflicts of interest and Systematic will follow the same procedures it does for situations where it has a material conflict of interest, as described above.

Voting Guidelines

Systematic maintains five sets of proxy voting guidelines, one based on AFL-CIO polices for Taft-Hartley Plan Sponsors, another for clients with Socially Responsible Investing guidelines, another for Public Plans, another for Catholic or other faith-based entities and the fifth being a General Policy for all other clients, covering U.S. and global proxies. Institutional clients may select which set of proxy guidelines they wish to be used to vote their account’s proxies. In instances where the client does not select a voting policy, Systematic would typically apply the General Policy when voting on behalf of the client. Systematic may process certain proxies, or certain proposals within such proxies, without voting, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that the Firm has decided to sell, proxies issued for securities that the Firm did not select for a client portfolio (such as securities selected by the client or a previous adviser, unsupervised securities held in a client’s account, money market securities or other securities selected by clients or their representatives other than Systematic), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney or holding requirements such as with share blocking as further noted below.

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Systematic also seeks to ensure that, to the extent reasonably feasible, proxies for which it receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action). Systematic may be unable to vote or otherwise process proxy ballots that are not received in a timely manner due to limitations of the proxy voting system, custodial limitations or other factors beyond the firm’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots that were not received by the agent on a timely basis.

Share Blocking

In general, unless otherwise directed by the client, Systematic will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of the Firm’s proxy voting service provider. Systematic will generally decline to vote proxies if to do so would cause a restriction to be placed on Systematic’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time. Systematic’s maintains written Proxy Voting Policies and Procedures as required by Rule 206(4)-6 under the Investment Advisers Act.

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The Boston Company Asset Management, LLC
Proxy Voting Policy

The Boston Company Asset Management, LLC (“TBCAM”) through its participation on BNY Mellon’s Proxy Policy Committee (“PPC”), has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. TBCAM recognizes that stock ownership rights must be exercised for the exclusive benefit of our clients for whom the stock is held. TBCAM utilizes the services of Institutional Shareholder Services (ISS), to provide proxy-voting services for clients. ISS votes proxies according to standing guidelines as instructed. TBCAM has adopted the BNY Mellon Proxy Voting Guidelines for domestic securities and follows the Global Proxy Voting Guidelines issued by ISS for international securities (the “Guidelines”).

1.	Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser’s duty of loyalty precludes the adviser from subrogating its clients’ interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

2.	Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

3.	Limited Role of Shareholders - We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

4.	Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

5.	“Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 6.

6.	Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and

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updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require. Proposals, for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote. Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account’s beneficial owners.

7.	Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities, and may engage an independent fiduciary to vote proxies of other issuers in our discretion.

8.	Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

9.	Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11.	Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall disclose their proxy voting policies and procedures and their proxy votes as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

12.	Charter — We maintain a Charter which lists the Committee’s responsibilities and duties, membership, voting and non-voting members, quorum, meeting schedule and oversight mapping to the BNY Mellon Fiduciary Risk Management Committee.

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Vontobel Asset Management, Inc.

VONTOBEL PROXY VOTING POLICIES AND PROCEDURES

The following is an excerpt from our compliance manual.

4.3.7 Proxy Voting Policies and Procedures

VAMUS recognizes that the act of managing assets of clients consisting of common stock includes the voting of proxies related to the stock. Where a client has delegated the power to vote portfolio securities in his or her account, VAMUS will vote the proxies in a manner that is in the best interests of the client. In order to fulfill this responsibility, VAMUS has implemented the following Proxy Voting Policies and Procedures.

4.3.7.1 Proxy Voting

The CCO shall identify those client accounts that VAMUS is responsible for voting proxies by reviewing the Client’s Investment Management Contract and the client’s file to see if there are any separate agreements authorizing VAMUS to vote client’s proxies.

Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries), VAMUS is responsible for voting the proxies related to that account.

The CCO shall maintain a list of those clients where VAMUS exercises proxy voting authority and those clients where VAMUS does not have such authority.

4.3.7.2 Retaining Third Party Proxy Advisory Firms

VAMUS has retained a third-party company (“Third Party Proxy Advisory Firm”) to provide research or other assistance with voting client proxies and/or to vote client proxies only after the firm:

●	Obtains and reviews the proxy voting policies and procedures of the Third Party Proxy Advisory Firm (or summaries of such policies and procedures), and finds them acceptable and in the best interests of its clients;

●	Determines that the Third Party Proxy Advisory Firm has the capacity and competency to analyze proxy issues;

●	Obtains sufficient information from the Third Party Proxy Advisory Firm initially and on an ongoing basis to conclude that the Third Party Proxy Advisory Firm is independent and can make recommendations in an impartial manner;

●	Requires the Third Party Proxy Advisory Firm to disclose any relevant facts concerning VAMUS’ relationships with issuers of publicly traded securities that are the subject of the proxy, such as the amount of compensation the Third Party Proxy Advisory Firm receives from such issuers;

●	Obtains representations from the Third Party Proxy Advisory Firm that it faced no conflict of interest with respect to recommendations or votes and that it will promptly inform VAMUS if there is a conflict of interest (in the manner described below); and

●	Obtains representations from the Third Party Proxy Advisory Firm that no member of its staff providing services to issuers of publicly traded companies play a role in the preparation of its analyses or vote on proxy issues.

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4.3.7.3 Proxy Voting Guidelines and Retention of Third Party Proxy Advisory Firm

VAMUS has elected to delegate the power to vote proxies related to client accounts to a Third Party Proxy Advisory Firm only (i) at the direction of a client; or (ii) if it has disclosed such delegation to the client in its investment advisory agreement with the client or otherwise. Having made this delegation, VAMUS shall ensure that:

●	Proxies and ballots are delivered directly to Third Party Proxy Advisory Firm whenever feasible;

●	Any proxies or ballots received by VAMUS are forwarded to Third Party Proxy Advisory Firm;

●	Third Party Proxy Advisory Firm represents that prior to voting, it will verify whether its voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries);

●	Third Party Proxy Advisory Firm represents that prior to voting it will verify whether an actual or potential conflict of interest with VAMUS or the Third Party Proxy Advisory Firm exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by Third Party Proxy Advisory Firm (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the internal list of interested persons and the Third Party Proxy Advisory Firm and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Third Party Proxy Advisory Firm’s direct supervisor;

●	If an actual or potential conflict is found to exist, VAMUS shall arrange for the Third Party Proxy Advisory Firm to provide written notification of the conflict (the “Conflict Notice”) to the client or the client’s designee (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) of the actual or potential conflict involved.

Specifically, the Conflict Notice will:

●	Describe the proposal to be voted upon;

●	Disclose the actual or potential conflict of interest involved;

●	Contain the vote recommendation (with a summary of material factors supporting the recommended vote); and

●	Either request the client’s consent to the vote recommendation or request the client to vote the proxy directly or through another designee of the client;

●	Third Party Proxy Advisory Firm will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures that it has provided to VAMUS and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries if such guidelines are consistent with ERISA);

●	In accordance with SEC Rule 204-2(c)(2), as amended, Third Party Proxy Advisory Firm shall retain in the required proxy voting related documents for the respective clients;

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●	Third Party Proxy Advisory Firm will provide reports to VAMUS containing records of votes cast and other relevant information; and

●	Periodically, but no less than annually, the CCO will:

●	Verify that proxies for the securities held in the client’s account have been received and voted in a manner consistent with the Proxy Voting Policies and Procedures of the Third Party Proxy Advisory Firm and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries);

●	Review the files to verify that records of the voting of the proxies have been properly maintained; and

●	Provide a written report for each client that requests such a report reflecting the manner in which the client’s proxies have been voted.

●	VAMUS shall, in its Form ADV (a copy of which shall be distributed annually to each client), describe its proxy voting process, and explain how clients can obtain information from VAMUS regarding how their securities were voted.

4.3.7.4 Proxy Voting and Conflicts of Interest

In most cases client proxies will be voted in strict accordance with the recommendation of the Third Party Proxy Advisory Firm, thereby eliminating the possibility that conflict of interest could arise between a client and VAMUS. Nonetheless, VAMUS reserves the right to change the recommended vote of the Third Party Proxy Advisory Firm when a majority of the group comprised of the President, CCO and the Portfolio Manager(s) responsible for the particular security (the “Proxy Voting Group”) disagree with a recommendation or the firm is otherwise advised by the client in writing. In those instances, a memo will be written to document the research presented, discussion points and final decision regarding the vote. The CCO shall be responsible for ensuring that such documentation is prepared and maintained by the firm.

In no event shall the Proxy Voting Group take any action to countermand or affect a voting recommendation or decision by the Third Party Proxy Advisory Firm if a conflict of interest exists between the firm and a client on a particular matter. (Such conflicts can arise, for example, when a particular proxy vote pits the interests of VAMUS against those of a client, such as where the issue of fees to VAMUS is involved. Conflicts of interest can arise in many other ways as well.) Whenever the Proxy Voting Group detects an actual or potential material conflict between the interests of a client, on the one hand, and the firm’s interests or the interests of a person affiliated with the firm on the other, the Group will review the conflict or potential conflict to determine whether a conflict in fact exists and what to do about the identified conflict. Where a conflict has been identified, VAMUS will use one of the following methods to resolve such conflicts, provided such method results in a decision to vote the proxies that is based on the clients’ best interest and is not the product of the conflict:

1.	provide the client with sufficient information regarding the shareholder vote and VAMUS’ potential conflict to the client and obtain the client’s consent before voting;

2.	vote securities based on a pre-determined voting policy set forth herein;

3.	vote client securities based upon the original recommendation of the Third Party Proxy Advisory Firm; or

4.	request the client to engage another party to determine how the proxies should be voted.

Whenever a conflict of interest is considered and resolved, the CCO writes a memo to document the research presented, discussion points and final decision regarding the vote. The CCO shall maintain

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proper documentation of the meeting and be responsible for ensuring that such documentation is prepared and maintained by the firm.

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Westfield Capital Management Company, L.P.

Proxy Voting

Introduction

Westfield will offer to vote proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and we seek to vote all proxies in the best interests of our clients as investors. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value.

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients. Our authority to vote proxies for our clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Compliance Department (wcmcompliance@wcmgmt.com) for a report of how their accounts’ securities were voted.

Oversight of Proxy Voting Function

Westfield has engaged a third party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with proxy voting. Westfield’s Compliance team will:

●	oversee the vendor; this includes performing periodic audits of the proxy votes and conducting periodic due diligence;

●	ensure required proxy records are retained according to applicable rules and regulations and internal policy;

●	prepare and distribute proxy reports for internal and external requests;

●	review proxy policy and voting guidelines at least annually; and

●	dentify any material conflicts of interest that may impair our ability to vote shares in our clients’ best interest.

Proxy Voting Guidelines

Westfield utilizes the vendor’s proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Unless other arrangements have been agreed upon, Westfield will not accept client direction on proxy votes, nor will we notify clients of material proxy proposals prior to voting. Clients, however, may contact Westfield to inquire how a particular proposal will be voted for their account(s).

Clients may choose to vote in accordance with the vendor’s U.S. proxy voting guidelines (i.e., standard guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO’s proxy voting guidelines, or Socially Responsible Investing Guidelines. Clients who do not designate a specific set of voting guidelines will be assigned the standard guidelines. A copy of ISS’ voting guidelines is located at the end of this policy.

As a general policy, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if we believe a response will benefit our clients or a response is requested from the Westfield security analyst.

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Proxy Voting Process

The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use best efforts in obtaining any missing ballots; however, we vote only those proxy ballots our vendor has received. For any missing ballots, the vendor will contact custodians to locate such missing ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes.

For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or portfolio manager believes that following the vendor’s guidelines would not be in the clients’ best interests. Outside of a few exceptions, the analyst or manager may request to override the vendor’ guidelines at any time before the votes have been cast. In addition, certain proxy ballots (e.g., contentious proposals) may necessitate further review from the analyst or manager. Compliance will attempt to identify such ballots and bring them to the analyst’s or manager’s attention. If the analyst or manager chooses to vote against the vendor’s stated guidelines in any instance, he/she must make the request in writing and provide rationale for the vote against stated guidelines.

Westfield will not override any of the voting positions in either the Taft-Hartley or Socially Responsible Investing (“SRI”) guidelines, and in voting situations where a material conflict of interest exists between the issuer and Westfield. In these situations, Westfield will vote in accordance with the vendor’s recommendation.

Conflicts of Interest

Compliance is responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of our clients. Since our business is solely focused on providing investment advisory services, it is unlikely that a conflict will arise in connection with proxy voting. Additionally, per Westfield’s Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. However, Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance will review many factors, including any existing relationship with Westfield or an employee. If an actual conflict of interest is identified, it is reviewed by the Compliance team. If Compliance determines that the conflict is material in nature, the analyst or manager may not override the vendor’s recommendation.

Proxy Reports

Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:

●	company name

●	meeting agenda

●	how the account voted on each agenda item

●	whether the account vote was in-line or against management recommendation

●	rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)

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Recordkeeping

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:

●	a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect for the past five years;

●	electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

●	records of each vote cast for each client;

●	documents created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);

●	written reports to clients on proxy voting and all client requests for information and Westfield’s response;

●	disclosure documentation to clients on how they may obtain information on how we voted their securities

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Transparency. Inclusiveness. Global Expertise

2014 U.S. Proxy Voting Conscise Guidelines

January 13, 2014

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

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ISS’ 2013 U.S. Proxy Voting Concise Guidelines

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2014 proxy voting guidelines can be found at
http://www.issgovernance.com/policy/2014/policy_information

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

●	An auditor has a financial interest in or association with the company, and is therefore not independent;

●	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

●	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP, or material weaknesses identified in Section 404 disclosures; or

●	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

●	on-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Accountability

2.	Responsiveness

3.	Composition

4.	Independence

1.	Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by- case) for the following:

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

●	A classified board structure;

●	A supermajority vote requirement;

●	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

●	The inability of shareholders to call special meetings;

●	The inability of shareholders to act by written consent;

●	A dual-class capital structure; and/or

●	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

●	The date of the pill’s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

●	The issuer’s track record of accountability to shareholders.

●	The issuer’s rationale;
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●	The issuer’s governance structure and practices; and

●	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee, and potentially the full board, if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud, misapplication of GAA; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee, and potentially the full board, if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

●	The company’s response, including:

●	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

●	Specific actions taken to address the issues that contributed to the low level of support;

●	Other recent compensation actions taken by the company;
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●	Whether the issues raised are recurring or isolated;

●	The company’s ownership structure; and

●	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;

1.18.	Failure to replace management as appropriate; or

1.19.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors, as appropriate, if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

●	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

●	Rationale provided in the proxy statement for the level of implementation;

●	The subject matter of the proposal;

●	The level of support for and opposition to the resolution in past meetings;

●	Actions taken by the board in response to the majority vote and its engagement with shareholders;

●	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

●	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;

2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most

3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

●	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

●	The company’s ownership structure and vote results;

●	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

●	The previous year’s support level on the company’s say-on-pay proposal.

3.	Composition

Attendance at Board and Committee Meetings:

3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-by- case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

●	Medical issues/illness;

●	Family emergencies; and

●	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; or

3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards[5].

4.	Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

5 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

4.4.	Independent directors make up less than a majority of the directors.

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best -practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

●	Company-specific factors; and

●	Proposal-specific factors, including:

●	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

●	The maximum proportion of directors that shareholders may nominate each year; and

●	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections

Vote case-by-case on the election of directors in contested elections, considering the following factors:

●	Long-term financial performance of the target company relative to its industry;

●	Management’s track record;

●	Background to the proxy contest;

●	Nominee qualifications and any compensatory arrangements;

●	Strategic plan of dissident slate and quality of critique against management;

●	Likelihood that the proposed goals and objectives can be achieved (both slates);

●	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses

Poison Pills- Management Proposals to Ratify Poison Pill

Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

●	No lower than a 20% trigger, flip-in or flip-over;

●	A term of no more than three years;
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●	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

●	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

ote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

●	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

●	The value of the NOLs;

●	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

●	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

●	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

●	Shareholders’ current right to act by written consent;

●	The consent threshold;

●	The inclusion of exclusionary or prohibitive language;

●	Investor ownership structure; and

●	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

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●	An unfettered[6] right for shareholders to call special meetings at a 10 percent threshold;

●	A majority vote standard in uncontested director elections;

●	No non-shareholder-approved pill; and

●	An annually elected board.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

●	Past Board Performance:

●	The company’s use of authorized shares during the last three years

●	The Current Request:

●	Disclosure in the proxy statement of the specific purposes of the proposed increase;

●	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

●	The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Dual Class Structure

Generally vote against proposals to create a new class of common stock unless:

●	The company discloses a compelling rationale for the dual-class capital structure, such as:

●	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

●	The new class of shares will be transitory;

●	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

6 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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●	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

●	Past Board Performance:

●	The company’s use of authorized preferred shares during the last three years;

●	The Current Request:

●	Disclosure in the proxy statement of the specific purposes for the proposed increase;

●	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

●	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

●	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

●	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

●	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

●	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

●	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency.
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The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

●	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

●	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

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Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

●	There is a significant misalignment between CEO pay and company performance (pay for performance);

●	The company maintains significant problematic pay practices;

●	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

●	There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

●	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

●	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

●	The situation is egregious.

Vote against an equity plan on the ballot if:

●	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

●	Magnitude of pay misalignment;

●	Contribution of non-performance-based equity grants to overall pay; and

●	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[7] Alignment:

●	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

●	The multiple of the CEO’s total pay relative to the peer group median.

7 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

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2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

●	The ratio of performance- to time-based equity awards;

●	The overall ratio of performance-based compensation;

●	The completeness of disclosure and rigor of performance goals;

●	The company’s peer group benchmarking practices;

●	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

●	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

●	Realizable pay[8] compared to grant pay; and

●	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

●	Problematic practices related to non-performance-based compensation elements;

●	Incentives that may motivate excessive risk-taking; and

●	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

●	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

●	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

8 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

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●	New or extended agreements that provide for:

●	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

●	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

●	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

●	Multi-year guaranteed bonuses;

●	A single or common performance metric used for short- and long-term plans;

●	Lucrative severance packages;

●	High pay opportunities relative to industry peers;

●	Disproportionate supplemental pensions; or

●	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

●	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

●	Duration of options backdating;

●	Size of restatement due to options backdating;

●	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

●	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

●	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

●	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

●	The company’s response, including:

●	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

●	Specific actions taken to address the issues that contributed to the low level of support;

●	Other recent compensation actions taken by the company;
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●	Whether the issues raised are recurring or isolated;

●	The company’s ownership structure; and

●	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in and against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

●	Single- or modified-single-trigger cash severance;

●	Single-trigger acceleration of unvested equity awards;

●	Excessive cash severance (>3x base salary and bonus);

●	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

●	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

●	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

●	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote case-by-case on equity-based compensation plans. Vote against the equity plan if any of the following factors apply:

●	The total cost of the company’s equity plans is unreasonable;

●	The plan expressly permits repricing;

●	A pay-for-performance misalignment is found;
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●	The company’s three year burn rate exceeds the burn rate cap of its industry group;

●	The plan has a liberal change-of-control definition; or

●	The plan is a vehicle for problematic pay practices.

SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and, in addition, the following will also be considered:

●	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

●	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

●	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

●	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

●	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

●	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

POLITICAL ACTIVITIES

Lobbying

Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

●	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

●	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

●	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

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Political Contributions

Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

●	The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

●	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

●	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

●	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

8. Foreign Private Issuers Listed on U.S. Exchanges

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the In formation. ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Exhibit B

Transparency. Inclusiveness. Global Expertise

Taft-Harley Proxy Voting Guidelines

Executive Summary

January 2014

Institutional Shareholder Services Inc.

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Introduction

The proxy voting policy of ISS’ Taft-Hartley Advisory Services is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Taft-Hartley Advisory Services voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the “economic best interests” of plan participants and beneficiaries. Taft-Hartley Advisory Services will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a “worker-owner view of value.”

Our guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses – all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

●	Corporate policies that affect job security and wage levels;

●	Corporate policies that affect local economic development and stability;

●	Corporate responsibility to employees, communities and the environment; and

●	Workplace safety and health issues.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines outlined in the following pages. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. It is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft -Hartley Advisory Services’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker - owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in full conformity with the AFL-CIO proxy voting policy.

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I) Board of Directors Proposals

Electing directors is the single most important stock ownership right that shareholders can exercise. The boa rd of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Taft-Hartley Advisory Services holds directors to a high standard when voting on their election, qualifications, and compensation.

Votes concerning the entire board of directors and members of key board committees are examined using the following factors:

Board Independence: Without independence from management, the board and/or its committees may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

●	Lack of board and key board committee independence (fully independent audit, compensation, and nominating committees);

●	Lack of a board that is at least two-thirds (67 percent) independent – i.e. where the composition of non- independent board members is in excess of 33 percent of the entire board;

●	Lack of an independent board chair;

●	Lack of independence on key board committees (i.e. audit, compensation, and nominating committees); or

●	Failure to establish any key board committees (i.e. audit, compensation, or nominating).

Board Competence: Companies should seek a diverse board of directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

●	Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation.

●	Directors serving on an excessive number of other boards which could compromise their primary duties of care and loyalty.

Board Accountability: Practices that promote accountability include; transparency into a company’s governance practices, annual board elections, and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

●	Problematic Takeover Defenses.

●	Governance Failures.

●	Problematic Compensation Practices

●	Problematic Audit-Related Practices

Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Boards should also be sufficiently responsive to high against/withhold votes on directors. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of

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the company. Vote AGAINST/WITHHOLD from individual directors, committee members, or the entire board as appropriate if:

●	At the previous board election, any director received more than 50 percent AGAINST/WITHHOLD votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high AGAINST/WITHHOLD vote; or

●	The board failed to act on takeover offers where the majority of the shareholders tendered their shares.

Independent Directors

Taft-Hartley Advisory Services believes that a board independent of management is of critical value to safeguard a company and its shareholders. Board independence helps ensure that directors carry out their duties in an objective manner and without manager interference to select, monitor, and compensate management. We will cast votes in a manner consistent with supporting and reinforcing this philosophy. Independence is evaluated upon factors including: past or current employment with the company or its subsidiaries; the provision of consulting services; familial relationships; board interlocks; and service with a non-profit that receives contributions from the company. We vote FOR proposals that request that the board comprise of a two-thirds majority of independent directors, and/or its audit, compensation, and nominating committees be comprised wholly of independent directors. We vote AGAINST or WITHHOLD from non-independent director nominees on boards that are not at least two-thirds (67 percent) independent.

Non-independent Chairman

A principal function of the board is to monitor management, and a fundamental responsibility of the chairperson is to monitor the company’s CEO. This duty is obviously compromised when the chairperson is the CEO. Many investors, including Taft-Hartley fiduciaries, believe that a CEO should not run the board. As executive compensation is heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and board chair positions also represents a critical step in curtailing excessive pay. Indeed, a number of academic studies have demonstrated that executive compensation is higher if the CEO is also the board chair. We vote AGAINST or WITHHOLD from non-independent directors who serve as board chairs, and vote FOR proposals calling for non-executive directors who are not former CEOs or senior-level executives to serve as chairpersons.

Board Structure

Taft-Hartley Advisory Services supports the principle that all directors should be accountable to shareholder vote on an annual basis. A classified board is a board divided into separate classes (typically three), with only one class of nominees coming up to vote at the annual meeting each year. As a result, shareholders are only able to vote a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest because typically only one-third of the seats will be at stake. Classified boards can also reduce director accountability by insulating directors, at least for a certain period of time, from the consequences of their actions. Continuing directors who are responsible for a problematic governance issue at the board/committee level would avoid shareholders’ reactions to their actions because they would not be up for election in that year. In these cases, the full board should be responsible for the actions of its directors.

The ultimate result is that classified boards can entrench management and preclude most takeover bids or proxy contests, as well as shield directors from being accountable to shareholders on an annual basis. Good corporate governance practice supports annually elected boards. We vote AGAINST classified boards when the issue comes up for vote. With the exception of new nominees, we will also vote AGAINST or WITHHOLD from all of the nominees up for election if the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level

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that would warrant an against/withhold vote - in addition to potential future opposition the election of that director.

Board and Committee Size

While there is no hard and fast rule among institutional investors as to what may be an optimal size board, Taft-Hartley Advisory Services believes there is an acceptable range which companies should strive to meet and not exceed. A board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin. Given that the preponderance of boards in the U.S. range between five and fifteen directors, we believe this is a useful benchmark for evaluating such proposals. We vote AGAINST any proposal seeking to amend the company’s board size to fewer than five seats or more than fifteen seats. On a CASE-BY-CASE basis, we consider votes AGAINST, WITHHOLDS or other action at companies that have fewer than five directors and more than 15 directors on their board..

Performance/Governance Evaluation for Directors

Taft-Hartley Advisory Services believes that long-term financial performance and the appropriateness of governance practices should be taken into consideration when determining votes with regard to directors in uncontested elections. When evaluating the election of directors, we will evaluate underperforming companies that exhibit sustained poor performance as measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Sustained poor performance for companies outside the Russell 3000 universe is defined as underperforming peers or index on the basis of both one-year and three-year total shareholder returns.

Taft-Hartley Advisory Services will assess the company’s response to the ongoing performance issues, and consider recent board and management changes, board independence, overall governance practices, and other factors that may have an impact on shareholders.

Proposals on Board Inclusiveness

Taft-Hartley Advisory Services votes FOR shareholder proposals asking a company to make efforts to seek more women and minority group members for service on the board. A more diverse group of directors benefits shareholders and the company.

Majority Threshold Voting Requirement for Director Elections

Taft-Hartley fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S. Shareholders have expressed strong support for resolutions on majority threshold voting. Taft-Hartley Advisory Services supports proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, provided the proposal includes a carve-out for a plurality voting standard in contested director elections.

Cumulative Voting

Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by “cumulating” their votes for one nominee, thereby creating a measure of independence from management control.

With the advent and prevalence of majority voting for director elections, shareholders now have greater flexibility in supporting candidates for a company’s board of directors. Cumulative voting and majority voting can work together operationally, with companies electing to use majority voting for uncontested elections and cumulative voting for contested elections to increase accountability and ensure minority

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representation on the board. In contested elections, similar to cumulative voting, proxy access allows shareholder access to the ballot without a veto from the nominating committee, but unlike cumulative voting, it also requires majority support to elect such directors.

Taft-Hartley Advisory Services votes AGAINST proposals to eliminate cumulative voting, and votes FOR proposals to allow cumulative voting unless: 1) The company has adopted a majority vote standard, with a carve-out for plurality voting in contested board elections, and a director resignation policy to address failed elections; and 2) company has proxy access thereby allowing shareholders to nominate directors to the company’s ballot.

Poison Pills

Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While we evaluate poison pills on a case-by-case basis depending on a company’s particular set of circumstances, Taft-Hartley Advisory Services generally votes FOR proposals to submit a company’s poison pill to shareholder vote and/or eliminate or redeem poison pills. We vote AGAINST or WITHHOLD from boards where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision.

Majority Supported Shareholder Proposals

Taft-Hartley Advisory Services generally votes AGAINST or WITHHOLDS from all director nominees at a company that has ignored a shareholder proposal that was approved by a majority of the votes cast at the last annual meeting.

II) Capital Structure

Increase Authorized Common Stock

Corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. We vote FOR proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. We believe that an increase of up to 50 percent is enough to allow a company to meet its capital needs. We vote AGAINST proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase.

Dual Class Structures

Taft-Hartley Advisory Services does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two class system. We will vote FOR a one share, one vote capital structure, and vote AGAINST the creation or continuation of dual class structures.

III) Auditor Ratification

Ratifying auditors is no longer a routine procedure. The wave of accounting scandals at companies in the over the past decade underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The ratio of non-audit services to total revenues at the large accounting firms grew significantly leading up to the accounting scandals. We believe the ratio of non-audit fees should make up no more than one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor’s objectivity.

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Auditors are the backbone upon which a company’s financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote. Failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

We vote AGAINST ratification of a company’s auditor if it receives more than one-quarter of its total fees for consulting and vote AGAINST or WITHHOLD from Audit Committee members when auditor ratification is not included on the proxy ballot and/or when consulting fees exceed audit fees. We support shareholder proposals to ensure auditor independence and effect mandatory auditor ratification.

IV) Mergers, Acquisitions, and Transactions

Taft-Hartley Advisory Services votes for corporate transactions that take the high road to competitiveness and company growth. Taft-Hartley Advisory Services believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. We oppose corporate transactions which indiscriminately layoff workers and shed valuable competitive resources.

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account the following factors:

●	Impact on shareholder value;

●	Changes in corporate governance and their impact on shareholder rights;

●	Fairness opinion (or lack thereof);

●	Offer price (cost vs. premium);

●	Form and mix of payment (i.e. stock, cash, debt, etc.);

●	Change-in-control payments to executive officers;

●	Perspective of ownership (target vs. acquirer) in the deal;

●	Fundamental value drivers behind the deal;

●	Anticipated financial and operating benefits realizable through combined synergies;

●	Financial viability of the combined companies as a single entity;

●	What are the potential legal or environmental liability risks associated with the target firm?;

●	Impact on community stakeholders and employees in both workforces;

●	How will the merger adversely affect employee benefits like pensions and health care?

Reincorporation

Taft-Hartley Advisory Services reviews proposals to change a company’s state of incorporation on a case-by-case basis. We vote FOR proposals to reincorporate in another state when the company has provided satisfactory business reasons and there is no significant reduction in shareholder rights. We vote AGAINST proposals to reincorporate that reduce shareholder rights. In cases of offshore reincorporations to tax havens, among other factors, we evaluate the effect upon any and all legal recourse of shareholders in a new jurisdiction, potential harm to company brands and image, and any actual, qualified economic benefit.

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While a firm’s country of incorporation will remain the primary basis for evaluating companies, Taft-Hartley Advisory Services will generally apply U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10 -K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on country of incorporation.

V) Executive Compensation

Stock Option Plans

Taft-Hartley Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to sustained performance. Stock options and other forms of equity compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company— and shareholders— prosper together. Poorly designed equity award programs can encourage excessive risk- taking behavior and incentivize executives to pursue corporate strategies that promote short-term stock price to the ultimate detriment of long-term shareholder value.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders’ share value and voting power. In general, Taft-Hartley Advisory Services supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. We evaluate option plans on a CASE-BY-CASE basis, taking into consideration factors including: offer price, dilution to outstanding share value, dilution to share voting power, annual burn rate, executive concentration ratios, pay-for-performance and the presence of any repricing provisions. We support plans that retain tax deductibility through the use of performance goals and oppose plans whose award size exceeds the tax deduction limit.

Taft-Hartley Advisory Services votes FOR option plans that provide legitimately challenging performance targets that truly motivate executives in the pursuit of excellent performance. Likewise, we vote AGAINST plans that offer unreasonable benefits to executives that are not available to other employees.

Problematic Compensation Practices

Poor disclosure, the absence or non-transparency of disclosure and poor plan design of compensation payouts lead to excessive executive compensation practices that are detrimental to shareholders. Poorly designed plans or those lacking in transparency can be reflective of a poorly performing compensation committee or board. Taft-Hartley Advisory Services will generally vote AGAINST management “Say on Pay” (MSOP) proposals and consider voting AGAINST or WITHHOLDING from compensation committee members and/or the CEO on a CASE-BY-CASE basis if the company has problematic compensation practices. In addition, we may consider a vote AGAINST or WITHHOLD from the entire board if the whole board was involved in and contributed to egregious compensation practices.

Proposals to Limit Executive and Director Pay

Taft-Hartley Advisory Services votes FOR shareholder proposals that seek additional disclosure of executive and director pay information. We vote FOR shareholder proposals that seek to eliminate outside directors’ retirement benefits. We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

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Golden Parachutes

Golden parachutes are designed to protect the senior level employees of a corporation in the event of a change -in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. These severance agreements can grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Taft-Hartley Advisory Services votes FOR shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and generally opposes proposals to ratify golden parachutes if certain considerations are not met..

Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. When options backdating has taken place, Taft-Hartley Advisory Services may consider voting AGAINST or WITHHOLDING votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions taken by the board. We adopt a CASE-BY-CASE approach to the options backdating issue to differentiate companies that had sloppy administration vs. those that had committed fraud, as well as those companies that have since taken corrective action. Instances in which companies have committed fraud are more disconcerting, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

Employee Stock Ownership Plans (ESOPs)

Taft-Hartley Advisory Services generally votes FOR ESOPs which allow a company’s employees to acquire stock in the company at a slight discount. Such plans help link employees’ self-interest to the interests of the shareholders, thereby benefiting the company, its customers, and shareholders and creating long-term company value.

Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals

Taft-Hartley Advisory Services evaluates executive pay and practices, as well as certain aspects of outside director compensation on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

●	There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

●	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

●	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

●	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

●	A pay for performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non - performance-based equity awards, taking into consideration: a) magnitude of pay misalignment; b) contribution of non-performance-based equity grants to

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overall pay; and c) the proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Frequency of Advisory Vote on Executive Compensation – Management Say on Pay

Taft-Hartley Advisory Services supports annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

VI) Social and Environmental Issues

Increasingly, shareholders are presenting proposals related to company environmental practices, workplace practices, social issues and sustainability goals. Taft-Hartley Advisory Services provides specific narrative explanations for votes on these types of shareholder proposals. Taft-Hartley Advisory Services evaluates shareholder proposals on a case-by-case basis to determine if they are in the best economic interests of the plan participants and beneficiaries. Taft-Hartley Advisory Services’ clients select investment strategies and criteria for their portfolios. Taft-Hartley Advisory Services views its responsibility to protect plan beneficiary economic interests through the use of the proxy. To meet this obligation, Taft- Hartley Advisory Services votes consistent with the economic best interests of the participants and beneficiaries to create “high road” shareholder and economic value.

In most cases, Taft-Hartley Advisory Services supports proposals that request management to report to shareholders information and practices that would help in evaluating the company’s operations and risk exposures. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company itself. Taft- Hartley Advisory Services supports proposals that seek management compliance with shareholder interests to ensure that shareholders are fully informed about actions harmful to society with special attention to the company’s legal and ethical obligations, impact on company profitability, and the potential negative publicity for disreputable practices.

CERES Principles

The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources while realizing good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company’s financial well-being.

Many companies have voluntarily adopted these principles and proven that environmental sensitivity makes good business sense. Taft-Hartley Advisory Services supports proposals that improve a company’s public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. Taft-Hartley Advisory Services votes FOR the adoption of the CERES Principles and FOR reporting to shareholders on environmental issues.

Corporate Conduct, Human Rights, and Labor Codes

Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

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Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each member nation of the ILO body is bound to respect and promote these rights to the best of their abilities.

●	Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China).

●	Support the implementation and reporting on ILO codes of conduct.

●	Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

●	Support requests that a company conduct an assessment of the human rights risks in its operation or in its supply chain, or report on its human rights risk assessment process.

Political Contributions Reporting & Disclosure

Changes in legislation that govern corporate political giving have, rather than limiting such contributions, increased the complexity of tracking how much money corporations contribute to the political process and where that money ultimately ends up. A company’s involvement in the political process could impact shareholder value if such activities are not properly overseen and managed.

●	Support reporting of political and political action committee (PAC) contributions.

●	Support establishment of corporate political contributions guidelines and internal reporting provisions or controls.

●	Generally support shareholder proposals requesting companies to review and report on their political lobbying activities including efforts to influence governmental legislation.

●	Vote AGAINST shareholder proposals asking to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Greenhouse Gas Emissions

Shareholder proposals asking a company to issue a report to shareholders – at reasonable cost and omitting proprietary information – on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost. Taft-Hartley Advisory Services generally supports greater disclosure on climate change-related proposals.

Sustainability Reporting and Planning

The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the “triple bottom line,” referring to the triad of performance goals related to economic prosperity, social responsibility and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders

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while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.

Taft-Hartley Advisory Services generally supports shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.

Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals is blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

Taft-Hartley Advisory Services generally supports shareholder requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks..

Water Use

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

Taft-Hartley Advisory Services generally supports shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.

Workplace Safety

In light of recent fatal accidents at oil refineries (Tesoro – Anacortes refinery, April 2010; and BP – Texas City refinery, March 2005), the 2010 BP Deepwater Horizon incident in the Gulf of Mexico, and the explosion at Massey Energy’s Upper Big Branch mine in 2010, shareholders have sought greater transparency and accountability regarding workplace safety by filing resolutions at a number of corporations.

Taft-Hartley Advisory Services supports shareholder proposals requesting requests for workplace safety reports, including reports on accident risk reduction efforts.

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Exhibit C

2104 SRI Proxy Voting Guidelines

Executive Summary

Institutional Shareholder Services Inc.

Copyright © 2014 by ISS

www.issgovernance.com

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INTRODUCTION

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.

These dual objectives carry through to socially responsible investors’ proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note that there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. Where Social Advisory Services acts as voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.

The guidelines evaluate management and shareholder proposals as follows:

MANAGEMENT PROPOSALS

1.	Board of Directors

Social Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be comprised of a majority of independent directors and key board committees should be comprised entirely of independent directors. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as Chairman of the board. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders.

Social Advisory Services will generally oppose slates of director nominees that are not comprised of a majority of independent directors and will vote against/withhold votes from non-independent directors who sit on key board committees. In addition, Social Advisory Services will generally

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vote against/withhold votes from directors individually, committee members, or potentially the entire board, for failure to failure to adequately guard against or manage ESG risks, and from members of the nominating committee, with the exception of new nominees, where the board lacks gender or racial diversity. The election of directors who have failed to attend a minimum of 75 percent of board meetings held during the year will be opposed.

Social Advisory Services supports requests asking for the separation of the positions of Chairman and CEO and requests to adopt cumulative voting, opposes the creation of classified boards, and reviews proposals to change board size on a case-by-case basis. Social Advisory Services also supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Social Advisory Services may vote against/withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

2. Board Responsiveness

Social Advisory Services has updated its policy to address board responsiveness. Votes will now be considered on a case-by-case basis for individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal the received the support of a majority of the shares in the previous year. Other factors we take in to account when evaluating board responsiveness issues include: the board failed to act on takeover offers where the majority of shares are tendered; at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority or a plurality of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

3.	Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Social Advisory Services will vote against the ratification of the auditor in cases where non-audit fees represent more than 25 percent of the total fees paid to the auditor in the previous year. Social Advisory Services supports requests asking for the rotation of the audit firm, if the request includes a timetable of five years or more.

4.	Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Social Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

5.	Miscellaneous Governance Provisions

Social Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or

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conditional proposals on a case - by-case basis, taking into account the impact on shareholder rights.

6.	Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

Social Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Social Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s past use of share authorizations and elements of the current request.

7.	Executive and Director Compensation

The global financial crisis has resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by management. The crisis has raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk - taking and other unsustainable practices that could threaten a corporation’s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and; b) exemplify the costly liabilities of failing to do so.

Social Advisory Services evaluates executive and director compensation by considering the presence of appropriate pay-for-performance alignment with long-term shareholder value, compensation arrangements that risk “pay for failure,” and an assessment of the clarity and comprehensiveness of compensation disclosures. Equity plan proposals are considered on a case-by-base basis using a binomial pricing model that estimates the cost of a company’s stock-based incentive programs. Plan features and any recent controversies surrounding a company’s pay practices are also factored into the analysis of compensation proposals. Shareholder proposals calling for additional disclosure on compensation issues or the alignment of executive compensation with social or environmental performance criteria are supported, while shareholder proposals calling for other changes to a company’s compensation programs are reviewed on a case-by-case basis.

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “say on pay” or MSOP), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Social Advisory Services will vote against management say on pay (MSOP) proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders. Social Advisory Services will evaluate whether pay quantum is in alignment with company performance, and consideration will also be given to whether the proportion of performance-contingent pay elements is sufficient in light of concerns with a misalignment between executive pay and company performance.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

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●	There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

●	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

●	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

●	The situation is egregious.

Vote against an equity plan on the ballot if:

●	A pay-for-performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration: a) magnitude of pay misalignment; b) contribution of non-performance-based equity grants to overall pay; and c) the proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

8.	Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case- by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

9.	Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Social Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.

SHAREHOLDER PROPOSALS

10.	Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Social Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported. Social Advisory Services supports initiatives that seek to strengthen the link between executive pay and performance, including performance elements related to corporate social responsibility.

11.	Shareholder Proposals on Social and Environmental Proposals

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights (such as requests related to human rights risk assessments), internet privacy/censorship and data security, the environment and energy, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than in the past. In addition to the moral and ethical

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considerations intrinsic to many of these proposals, there is a growing recognition of the potentially significant impact of social and environmental topics on the financial performance of the company. In general, Social Advisory Services supports shareholder proposals on social, workforce, or environmental topics that seek to promote responsible corporate citizenship while enhancing long-term shareholder value. Social Advisory Services will vote for reports that seek additional disclosure particularly when it appears companies have not adequately addressed shareholder concerns on social, workplace, or environmental concerns.

We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that seek to improve a company’s public image, or reduce its exposure to liabilities and risks.

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APPENDIX C

ADDITIONAL INFORMATION ABOUT

THE FUNDS’ PORTFOLIO MANAGERS

Compensation of Portfolio Managers

Set forth below are descriptions of the compensation arrangements utilized by each Fund’s Subadvisor(s) to compensate the portfolio managers of the Fund. Under the Trust’s manager of managers structure, each Fund pays a fee to the Advisor for investment advisory services, and the Advisor, in turn, compensates that Fund’s Subadvisor(s). Each Subadvisor is responsible for compensating its employees. Each portfolio manager’s compensation arrangements are established by the Subadvisor by whom the portfolio manager is employed. Neither the Trust nor the Advisor has any discretion or authority to determine the amount or the structure of an individual portfolio manager’s respective compensation arrangements.

Other Accounts Managed by the Portfolio Managers

The portfolio managers of the Funds may provide portfolio management services to various other entities, including other registered investment companies, pooled investment vehicles that are not registered investment companies, and other investment accounts managed for organizations or individuals. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment company or other account. Specifically, a portfolio manager who manages multiple investment companies and/or other accounts is presented with potential conflicts of interest that may include, among others:

(i)	an inequitable distribution of the portfolio manager’s time and attention;

(ii)	the unequal distribution or allocation between accounts of a limited investment opportunity; and

(iii)	incentives, such as performance-based advisory fees, that relate only to certain accounts.

Set forth below is information regarding the other accounts for which each portfolio manager has day-to-day portfolio management responsibilities, as of March 31, 2014, unless otherwise noted. The accounts are classified into three categories: (i) registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on investment performance (“performance fees”), information regarding those accounts is presented separately.

Mercer US Large Cap Growth Equity Fund

Columbia Management Investment Advisers, LLC (“Columbia”)

The portfolio managers who are primarily responsible for the day-to-day management of Columbia’s allocated portion of the Fund’s portfolio are Thomas Galvin, CFA, Richard Carter, and Todd Herget.

Compensation. Direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified mutual funds, in most cases including the mutual funds the portfolio manager manages.

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Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Annual incentive awards are variable and are based on (1) an evaluation of the employee’s investment performance and (2) the results of a peer and/or management review of the employee, which takes into account skills and attributes such as team participation, investment process, communication, and professionalism. Scorecards are used to measure performance of mutual funds and other accounts managed by the employee versus benchmarks and peer groups. Performance versus benchmark and peer group is generally weighted for the rolling one, three, and five year periods. One year performance is weighted 10%, three year performance is weighted 60%, and five year performance is weighted 30%. Relative asset size is a key determinant for fund weighting on a scorecard. Typically, weighting would be proportional to actual assets. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable. For leaders who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants’ interests with the investors in the mutual funds and other accounts they manage. The value of the deferral account is based on the performance of mutual funds. Employees have the option of selecting from various mutual funds sponsored by Columbia for their mutual fund deferral account, however portfolio managers must allocate a minimum of 25% of their incentive awarded through the deferral program to the mutual fund(s) they manage that are sponsored by Columbia. Mutual fund deferrals vest over multiple years, so they help retain employees.

Exceptions to this general approach to bonuses exist for certain teams and individuals.

Funding for the bonus pool is determined by management and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and Columbia profitability for the year, which is largely determined by assets under management.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

Ownership of Fund Shares. As of March 31, 2014, Messrs. Galvin, Herget and Carter did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Mr. Galvin manages:

	Total Accounts*		Accounts with Performance Fees*

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	8	$9,066	0	$0
Other Pooled Investment Vehicles	1	$54	0	$0
Other Accounts	2,963	$4,835	2	$446

*	As of June 30, 2014.

In addition to the Fund, Mr. Herget manages:

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	Total Accounts*		Accounts with Performance Fees*

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	8	$9,066	0	$0
Other Pooled Investment Vehicles	1	$54	0	$0
Other Accounts	2,968	$4,822	2	$446

*	As of June 30, 2014.

In addition to the Fund, Mr. Carter manages:

	Total Accounts*		Accounts with Performance Fees*

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	8	$9,066	0	$0
Other Pooled Investment Vehicles	1	$54	0	$0
Other Accounts	2,963	$4,835	2	$446

*	As of June 30, 2014.

Potential Conflicts of Interest. Like other investment professionals with multiple clients, the Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. Columbia has adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to Columbia’s Code of Ethics and certain limited exceptions, Columbia’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, Columbia’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for

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example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. Columbia has adopted compliance procedures that provide that any transactions between a fund and another account managed by Columbia are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Fund.

A fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which Columbia’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of Columbia and its affiliates.

HS Management Partners, LLC (“HSMP”)

The portfolio manager who is primarily responsible for the day-to-day management of HSMP’s allocated portion of the Fund’s portfolio is Harry W. Segalas.

Compensation. Harry W. Segalas is the portfolio manager and the Managing Partner of HSMP. As a Partner, Harry’s remuneration is a percentage of the profits of HSMP. HSMP’s sole source of operating revenue is management fees. The level of fees depends upon HSMP’s success in both retaining existing clients and attracting new clients.

Non-partner members of HSMP are compensated on the basis of competitive salaries and incentive bonuses. Bonus plans are based on the overall success of HSMP as well as the contribution of the individual. The success of HSMP, and the compensation any member of HSMP may realize, is aligned with the success of clients.

Ownership of Fund Shares. As of March 31, 2014, Mr. Segalas did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Mr. Segalas manages:

	Total Accounts*		Accounts with Performance Fees*

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	6	$407	0	$0
Other Accounts	157	$2,584	0	$0

*	As of June 30, 2014.

Potential Conflicts of Interest. The portfolio manager’s management of other accounts (collectively, the “Other Accounts”) may give rise to potential conflicts of interest in connection with his management of

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the Fund’s investments, on one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have the same strategy and policies as the Fund, or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund.

HSMP believes that such activity will not normally present any material conflicts of interest. Nevertheless, to ensure transparency and to guard against any conflict, or the appearance of a conflict of interest, HSMP has implemented procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions.

Among other things, HSMP’s procedures provide that its portfolio managers are 1) prohibited from purchasing securities appearing on HSMP’s Focus List in brokerage accounts residing away from HSMP (the Focus List is comprised of securities HSMP is following as potential investments for HSMP’s managed accounts); 2) prohibited from purchasing or selling securities appearing on HSMP’s Restricted List in brokerage accounts residing away from HSMP without the prior written authorization of HSMP’s Chief Compliance Officer and the President of HSMP; and 3) required to act in accordance with all applicable Federal and State regulations governing registered investment advisory practices (any individual not in observance of the above may be subject to termination).

Sands Capital Management (“Sands Capital”)

The portfolio managers who are primarily responsible for the day-to-day management of Sands Capital’s allocated portion of the Fund’s portfolio are Frank M. Sands, CFA, Thomas M. Ricketts, CFA, and A. Michael Sramek, CFA.

Compensation. Investment professionals benefit from a fixed salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees’ overall contribution, and a standard profit sharing plan and 401(k) plan, which is generally available to all salaried employees. Additional incentives include equity participation. The investment professionals also participate in an investment results bonus. The investment results bonus is calculated from the performance variance of the Sands Capital composite returns and their respective benchmarks over 1, 3, and 5 year periods, weighted towards the 3 and 5 year results.

Ownership of Fund Shares. As of March 31, 2014, Messrs. Sands, Sramek and Ricketts did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Mr. Sands, Jr. manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	7	$13,838	1	$6,210
Other Pooled Investment Vehicles	26	$6,470	1	$177
Other Accounts*	733	$23,223	15	$3,700

In addition to the Fund, Mr. Sramek manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	5	$11,000	1	$6,210
Other Pooled Investment Vehicles	16	$1,563	0	$0
Other Accounts*	712	$19,535	11	$3,083

In addition to the Fund, Mr. Ricketts manages:

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	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	4	$10,929	1	$6,210
Other Pooled Investment Vehicles	16	$1,563	0	$0
Other Accounts	709	$19,535	10	$3,066

Potential Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of the Fund’s trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

SSgA Funds Management, Inc. (“SSgA FM”)

The portfolio managers who are primarily responsible for the day-to-day management of SSgA FM’s allocated portion of the Fund’s portfolio are Michael O. Martel, Charles McGinn and Tyhesha Harrington.

Compensation. The compensation of SSgA FM’s investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSgA performance, and individual performance. Each year State Street’s Global Human Resources department participates in compensation surveys in order to provide SSgA with critical, market-based compensation information that helps support individual pay decisions. Additionally, subject to State Street and SSgA business results, State Street allocates an incentive pool to SSgA to reward its employees. Because the size of the incentive pool is based on the firm’s overall profitability, each staff member is motivated to contribute both as an individual and as a team member.

The incentive pool is allocated to the various functions within SSgA. The discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Ownership of Fund Shares. As of March 31, 2014, Ms. Harrington and Messrs. Martel and McGinn did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Ms. Harrington and Messrs. Martel and McGinn manage:

	Total Accounts*		Accounts with Performance Fees*

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	18	$5,689	0	$0
Other Pooled Investment Vehicles	6	$453	0	$0
Other Accounts	339	$88,329	13	$1,437

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*	As of June 30, 2014. Assets are managed on a team basis. This table refers to accounts of the Investment Solutions Group of SSgA.

Potential Conflicts of Interest. A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.

SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Mercer US Large Cap Value Equity Fund

Brandywine Global Investment Management, LLC (“Brandywine”)

The portfolio managers who are primarily responsible for the day-to-day management of Brandywine’s allocated portion of the Fund’s portfolio are Patrick Kaser and James Clarke.

Compensation. All portfolio managers, research analysts and traders earn a competitive base salary and a bonus tied to investment performance. The performance bonus is awarded based on peer group outperformance on a one-quarter, one-year, three-year and five-year basis. The performance calculation is weighted to place more emphasis on longer-term outperformance, and less emphasis on the short-term. Investment professionals also receive a second quarterly bonus based on the profitability of their product group. Each investment team at Brandywine manages its own P&L and retains the bulk of its profits at the end of each quarter. The portion that is not retained is shared with the other investment teams in an

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effort to smooth income and to promote cross-team fertilization and cooperation. Brandywine has found that this form of compensation aligns the interests of investment professionals and clients and leads to accountability and low-turnover among Brandywine’s staff. In essence, the portfolio management teams own all of the residual profits of the Firm, which Brandywine believes leads to responsibility, accountability, and low turnover of people.

The percentage of compensation derived from each of the above components changes over time. In general, the larger the percentage of total compensation that will result from incentive pay will be paid to the more senior and successful group.

Brandywine believes that its compensation structure allows its investment team members to focus on generating premium returns and building lasting client relationships it has also served as an excellent tool in achieving high levels of employment retention and commitment to Brandywine Global.

Ownership of Fund Shares. As of March 31, 2014, Messrs. Kaser and Clarke did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Mr. Kaser manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	3	$3,983	0	$0
Other Pooled Investment Vehicles	4	$49	0	$0
Other Accounts*	20	$1,491	2	$9

In addition to the Fund, Mr. Clarke manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	3	$3,983	0	$0
Other Pooled Investment Vehicles	5	$46	0	$0
Other Accounts	20	$1,491	2	$9

Potential Conflicts of Interest. Brandywine Global does not anticipate any actual or potential conflicts of interest in providing its investment management services other than those conflicts generally experienced by investment advisers and set forth in Brandywine Global’s Form ADV Part 2A. Brandywine Global has adopted policies and procedures that it believes are reasonably designed to address the potential conflicts of interest that may arise in administering its investment management obligations.

O’Shaughnessy Asset Management, LLC (“O’Shaughnessy”)

The portfolio managers who are primarily responsible for the day-to-day management of O’Shaughnessy’s allocated portion of the Fund’s portfolio are James O’Shaughnessy and Christopher Meredith.

Compensation. Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include: (i) cash bonus and (ii) equity in

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O’Shaughnessy Asset Management, LLC. Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include: (i) revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; (ii) contribution to the business objectives of O’Shaughnessy; (iii) market compensation survey research by independent third parties; and (iv) other qualitative factors, such as contributions to client objectives.

Ownership of Fund Shares. As of March 31, 2014, Messrs. O’Shaughnessy and Meredith did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Messrs. O’Shaughnessy and Meredith each manage:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	13	$4,218.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts*	3,213	$2,558.7	0	$0

* Includes separate accounts managed under certain “wrap fee programs.”

Potential Conflicts of Interest. Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, O’Shaughnessy may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. Except as described above, the portfolio managers of each Fund do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent O’Shaughnessy has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in O’Shaughnessy’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If t O’Shaughnessy manages accounts that engage in short sales of securities of the type in which the Fund invests, O’Shaughnessy could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. O’Shaughnessy has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Robeco Investment Management, Inc. (“RIM”)

The portfolio managers who are primarily responsible for the day-to-day management of RIM’s allocated portion of the Fund’s portfolio are Mark Donovan, CFA, and David Pyle, CFA.

Compensation. RIM’s investment professionals receive a compensation package comprised of an industry competitive fixed base salary and a discretionary bonus. Through RIM’s bonus program, key investment professionals are rewarded primarily for strong investment performance. Typically, bonuses are based upon a combination of one or more of the following four criteria:

1.	Individual Contribution: a subjective evaluation of the professional’s individual contribution based on the individual’s goals and objectives established at the beginning of each year;
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2.	Product Investment Performance: performance of the investment product(s) with which the individual is involved on a one year and three year basis versus the pre-designed index (the Russell 1000® Value Index), based on the excess return and the level of risk, or tracking error, of the product;

3.	Investment Team Performance: the financial results of the investment group; and

4.	Firm-wide Performance: the overall financial performance of RIM.

Compensation is structured to incentivize performance of all accounts.

Ownership of Fund Shares. As of March 31, 2014, Messrs. Donovan and Pyle did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Messrs. Donovan and Pyle manage:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	4	$10,080	0	$0
Other Pooled Investment Vehicles	2	$4,787	0	$0
Other Accounts	164	$8,739	4	$235

Potential Conflicts of Interest. Investment decisions for the Fund’s portfolio are made in conjunction with decisions for other accounts and/or funds for the same strategy. RIM recognizes that potential conflicts may arise with respect to the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds, separately managed accounts of high net worth individuals and institutional investors, and the other funds. These risks include, but may not be limited to: differing fee structures (including performance based fees), differing investments selected for various vehicles, and inequitable allocation and aggregation trading practices. Private investment partnerships, registered funds and separately managed accounts are generally invested pari passu thus mitigating many of the perceived risk associated with simultaneous management if possible. Additionally, the Compliance Department has developed comprehensive monitoring policies and procedures designed to mitigate any actual or perceived conflicts.

SSgA Funds Management, Inc. (“SSgA FM”)

The portfolio managers who are primarily responsible for the day-to-day management of SSgA FM’s allocated portion of the Fund’s portfolio are Michael O. Martel, Charles McGinn and Tyhesha Harrington.

Compensation. The compensation of SSgA FM’s investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSgA performance, and individual performance. Each year State Street’s Global Human Resources department participates in compensation surveys in order to provide SSgA with critical, market-based compensation information that helps support individual pay decisions. Additionally, subject to State Street and SSgA business results, State Street allocates an incentive pool to SSgA to reward its employees. Because the size of the incentive pool is based on the firm’s overall profitability, each staff member is motivated to contribute both as an individual and as a team member.

The incentive pool is allocated to the various functions within SSgA. The discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and

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business unit.

Ownership of Fund Shares. As of March 31, 2014, Ms. Harrington and Messrs. Martel and McGinn did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Ms. Harrington and Messrs. Martel and McGinn manage:

	Total Accounts*		Accounts with Performance Fees*

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	18	$5,694	0	$0
Other Pooled Investment Vehicles	6	$453	0	$0
Other Accounts	339	$88,329	13	$437

*	As of June 30, 2014. Assets are managed on a team basis. This table refers to accounts of the Investment Solutions Group of SSgA.

Potential Conflicts of Interest. A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.

SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

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The Boston Company Asset Management, LLC (“TBCAM”)

The portfolio managers who are primarily responsible for the day-to-day management of TBCAM’s allocated portion of the Fund’s portfolio are Brian Ferguson and John Bailer.

Compensation. TBCAM’s rewards program was designed to foster a culture of individual excellence and teamwork and to reward efforts toward these goals accordingly. The primary mission of TBCAM is to deliver alpha utilizing a fundamental investment research and portfolio management approach, while being diligent risk managers. TBCAM’s rewards program provides the appropriate incentives to give TBCAM the ability to consistently deliver on that commitment to their clients.

Portfolio Managers: With the exception of the most senior portfolio managers in the firm (described separately below), the portfolio managers’ compensation is comprised primarily of a market-based salary and incentive compensation, including both annual cash and long-term incentive awards. Portfolio managers are eligible to receive annual cash bonus awards, and annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. Additionally, most portfolio managers are also eligible to participate in any Franchise Dividend Pool (described separately below) created by their team. Actual individual awards are determined based on TBCAM’s financial performance, individual investment performance, individual contribution and other qualitative factors.

Select Senior Portfolio Managers: Select senior portfolio managers participate in a more formal structured compensation plan. This plan is designed to compensate top investment professionals for superior investment performance and business results. The base incentive is a two stage model: an opportunity range is determined based on the level of current business (AUM, revenue) and an assessment of long-term business value (growth, retention, development). A significant portion of the opportunity awarded is structured and based upon the one-year, three-year and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager’s accounts relative to the performance of the appropriate peer groups. Other factors considered in determining the award are individual qualitative performance based on seven discretionary factors (e.g. leadership, teamwork, etc.) and the asset size and revenue growth or retention of the products managed. In addition to the base incentive, the senior portfolio managers and their teams are eligible for a Franchise Dividend award, whereby if the team meets a pre-established contribution margin, any excess contribution is shared between the team and TBCAM and is paid out in both cash and long-term incentives. Lastly, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee.

Research Analysts: For research analysts and other investment professionals, incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to firm-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors. Additionally, most research analysts are also eligible to participate in any Franchise Dividend Pool (described separately above) created by their team.

Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for The Boston Company Annual Incentive Plan and Long-Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

Long-Term Retention Incentive Plan: All portfolio managers and analysts are also eligible to participate in The Boston Company Long-Term Retention Incentive Plan. This plan provides for an annual award, payable in deferred cash and/or BNY Mellon restricted stock and/or Boston Company restricted shares (three-year cliff vesting period for all). The final value of the deferred cash portion of the award will be

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determined by reference to the investment results of select TBCAM products (the “Measurement Funds”). The final award payment will include any appreciation/depreciation of the principal award over the measurement period. The appreciation/depreciation will be determined by reference to the investment results of the Measurement Funds.

The final value of TBCAM restricted shares will be based on any appreciation/depreciation of the fair value of TBCAM over the measurement period, as determined by a third-party provider using both income and market approaches. The valuation is based on input and information provided to them by TBCAM and BNY Mellon Asset Management as well as the provider’s assessment of the firm’s growth, risk and profitability in relation to TBCAM’s industry peer group. Providing this diverse group of “currencies” within our long-term incentive plan allows for TBCAM’s professionals to be best aligned with clients, parent company, and all of TBCAM’s colleagues.

All incentive awards made under our rewards program are subject to standard forfeiture and clawback provisions.

Ownership of Fund Shares. As of March 31, 2014, Messrs. Ferguson and Bailer did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Messrs. Ferguson and Bailer manage:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	12	$4.4	0	$0
Other Pooled Investment Vehicles	2	$234	0	$0
Other Accounts	36	$4.1	0	$0

Potential Conflicts of Interest. A conflict of interest is a scenario whereby a person or firm has an incentive to serve one interest at the expense of another interest.

This is not intended to be an exhaustive list of all conflicts that currently exist or that may exist in the future.

Side by Side Issues

1. Same investment team managing multiple client accounts

2. Allocation of Investment Opportunities

3. Favoring clients with performance based fees

Description of Perceived Conflicts: A portfolio manager may favor one account over another account.

Mitigant: All accounts in the same strategy are managed and traded identically with the exception of client imposed restrictions. Accounts in the same strategy are categorized in the same product group(s) and traded accordingly. Trades are typically allocated to accounts on a pre-trade pro-rata basis. Compliance conducts monthly dispersion reviews by strategy.

Related Party Arrangements

1. Management of proprietary accounts alongside other accounts

2. Management of affiliated accounts alongside other accounts

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3. Affiliated brokerage

4. Affiliated underwriting

Description of Perceived Conflicts: Affiliated and proprietary accounts will be advantaged over other accounts. TBCAM will participate in syndicate deals (IPO’s and secondary offerings) where an affiliate is part of the underwriting syndicate to benefit the affiliate. TBCAM will execute trades with affiliated broker-dealers for reasons other than best execution.

Mitigants: All accounts (including affiliated and proprietary accounts) in the same strategy are managed identically as described in the Side by Side Issues section. Trading does not use affiliate brokers to execute trades unless expressly instructed to do so by clients. Compliance is notified of all syndicate deals that the firm is participating in and confirms whether or not an affiliate is part of the underwriting syndicate. Where an affiliate is involved, the affiliate is never the executing broker and Compliance ensures that only permissible accounts participate.

Brokerage Related Conflicts

1. Soft dollars

2. Broker selection

3. Simultaneous trading

Description of Perceived Conflicts: Client commissions are used to purchase research and brokerage that is outside of the Section 28(e) safe harbor. Client commissions are used to purchase research and brokerage that is duplicative.

Brokers are selected for reasons other than for purposes of best execution.

Simultaneous trading occurs when a single investment decision results in multiple buyers or sellers being in the market at the same time. Multiple orders create the appearance of increased supply or demand that may increase or decrease prices. Such simultaneous trading may occur any time where TBCAM makes portfolio decisions, but does not execute the corresponding trades (i.e. model or UMA business, total return swaps).

Mitigants: All requests for services paid for with soft dollars are approved by the following individuals: requester’s manager, Director of Commission Management, CIO, Head Trader, CCO and COO. In addition, all services paid for with soft dollars are reviewed by the Brokerage Practices Committee no less often than annually.

Executing brokers are selected by TBCAM traders and must be on one of the approved broker lists. TBCAM has commissioned a 3rd party vendor to perform trade cost analysis (TCA). The head trader reviews TCA reports with lead portfolio managers along with the designated trader responsible for executing trades for the strategy. TCA reports are also reviewed at the Brokerage Practices Committee at least annually. TBCAM has entered into commission sharing arrangements (CCA’s or CSA’s) with several counterparties pursuant to which TBCAM may execute transactions through a broker and request that the broker allocate a portion of the commission or commission credits to another firm that provides research and other products to TBCAM. These arrangements allow the execution decision to be independent of the research decision.

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The impact of simultaneous trading is mitigated through coordinated trading arrangements and monitored through trade cost analysis.

Personal Interests

1. Personal trading

2. Outside affiliations and directorship

3. Gifts and entertainment

Description of Perceived Conflicts: Employees are permitted to trade in stocks that the firm recommends and trades in for its clients.

Employees outside interests may be in direct or indirect conflict with their job responsibilities at TBCAM.

There is a perception that portfolio managers and research analysts purchase research with client commissions from brokers and independent providers that provide gifts and/or entertainment. Likewise, there is a perception that traders may execute trades with brokers that provide gifts and/or entertainment without taking into account execution capabilities.

Mitigants: TBCAM has in place a comprehensive Securities Trading Policy which requires that all personal trades (with few exceptions) be precleared; prohibits short term trading; and requires extensive reporting and certification of compliance. Monitoring and back testing is performed by the Compliance Department on an on-going basis.

Employees that hold positions at unaffiliated entities must disclose such positions and in certain cases obtain approval.

TBCAM has in place a Gifts and Entertainment Policy that requires all employees to report all gifts and any entertainment accepted that has a value greater than $10.00. The Compliance Department reviews gifts and entertainment received to identify concerning patterns or trends.

TBCAM has implemented policies and procedures to comply with Rule 206(4)-5 of the Investment Advisers Act of 140, as amended. Certain employees that are considered “covered persons” must report and obtain approval prior to making any campaign donations for state or local elections.

Compensation Conflicts

Description of perceived conflict: Portfolio managers will provide preferential treatment to certain types of accounts, such as those that pay a higher advisory fee and/or have a performance fee, include an investment by the portfolio manager or otherwise result in an increase in compensation payable to the portfolio manager.

Mitigant: Compensation of investment personnel includes both a fixed base salary and a discretionary bonus. The discretionary bonus is not tied to the performance of any one account. Compensation of investment teams that manage hedge funds alongside other accounts is subject to long-only account performance hurdles.

Operational Conflicts

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1. Valuation and pricing

2. Product development

3. Disclosure practices

4. Error correction

5. Proxy Voting

Description of Perceived Conflicts: Securities may be improperly valued and priced resulting in inflated performance results and advisory fees.

Products may be developed or new activities undertaken that create new conflicts or undermine the mitigation of pre-existing conflicts.

Certain clients may be provided with information that other clients do not have access to.

Errors resulting in client accounts may have a negative impact on performance and result in lower advisory fees. As a result, unnecessary risks may be assumed in an effort to reverse the impact of the error.

Proxies associated with companies of clients or prospects may be voted in a manner that places the firm’s interests ahead of the interests of client accounts.

Mitigants: All securities are priced through a 3rd party pricing service. Where a security is not priced or where the price is stale or otherwise impeded, TBCAM has in place fair value pricing procedures implemented by a Valuation Working Group and overseen by a Valuation Steering Committee. Portfolio managers and research analysts serve as an input, but are not the determining factor in matters of pricing and valuation of securities.

New activities and products are vetted through the Product Development Committee. If the committee approves the new activity or product, a pre-defined on-boarding process occurs where a component of the process is a risk assessment that factors in whether the new activity or product introduces new conflicts or impacts existing mitigants to current conflicts.

The Disclosure Policy provides guidance when information may be released to clients, prospects, consultants and other third parties. In addition, TBCAM’s Form ADV is made available to all clients, prospects, consultants and other third parties upon request. The Form ADV provides detailed information regarding the firm’s policies and practices.

TBCAM participates in the BNY Mellon Proxy Policy Committee. This committee applies detailed, predetermined proxy voting guidelines in an objective and consistent manner based upon internal and external research and recommendations.

Mercer US Small/Mid Cap Growth Equity Fund

Jackson Square Partners, LLC (“Jackson Square”)

The portfolio managers who are primarily responsible for the day-to-day management of Jackson Square’s allocated portion of the Fund’s portfolio are Christopher J. Bonavico, CFA, and Kenneth F. Broad, CFA.

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Compensation. Jackson Square’s investment professionals have remained together, bound by culture and the unique nature of the team’s research/portfolio manager role, for over a decade on average. Through various market and organizational circumstances over the years, the group has maintained a meritocracy and very strong pay-for-performance ethos that rewards positive impact to client portfolios. Each stock in each portfolio has two or more ‘sponsors’ who have mathematical ownership of those names for performance attribution purposes (e.g., 60/40 or 50/50-type responsibility splits). This stock-by-stock attribution can then be aggregated and the individual contributions of team members measured, down to the basis point, for each performance period measured: 1/3/5 year and since inception.

Aggregate compensation is ultimately driven by revenues, which – in turn – is correlated with AUM, which ultimately correlates with performance over the long term, in a self-reinforcing cycle of better performance leading to more AUM (both via flows and appreciation) and greater revenues/compensation. Additionally, qualitative factors such as contribution to debates of other team members’ ideas are also considered in compensation. Certain employees, including all eight members of the investment team, have equity ownership as part of their compensation.

In terms of the composition of compensation paid to the investment team, it is expected to be a combination of base salary, partnership equity distributions, and discretionary annual bonuses. We believe this combination will have the proper incentives to award prudent long term focus on building a stable and sustainable business while also rewarding professionals for superior relative interim results.

Ownership of Fund Shares. As of March 31, 2014, Messrs. Bonavico and Broad did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Mr. Bonavico manages:

	Total Accounts*		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	20	$11,683	2	$2,269
Other Pooled Investment Vehicles	11	$2,322	0	$0
Other Accounts*	56	$9,757	6	$1,191

In addition to the Fund, Mr Broad manages:

	Total Accounts*		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	5	$2,211	0	$0
Other Pooled Investment Vehicles	4	$356	0	$0
Other Accounts*	20	$2,039	4	$806

*	As of June 30, 2014, any accounts managed in a personal capacity appear under “Other Accounts” along with other accounts managed on a professional basis.

Potential Conflicts of Interest. Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Fund. Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other funds or accounts and the Fund. A portfolio manager may discover an investment

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opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. Jackson Square has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Six (with respect to Mr. Bonavico) and four (with respect to Mr. Broad) of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest because the portfolio managers have an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which Jackson Square does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Jackson Square’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Palisade Capital Management, L.L.C. (“Palisade”)

The portfolio manager who is primarily responsible for the day-to-day management of Palisade’s allocated portion of the Fund’s portfolio is Sammy Oh.

Compensation. Palisade’s employee compensation is based on the following:

Base Salary. Each investment professional is paid a fixed base salary based on his or her experience and responsibilities.

Revenue Sharing. Palisade’s investment teams participate in a revenue sharing arrangement that rewards them based on the results of their individual contributions to the portfolio. A percentage of the revenue from the accounts managed, including the Fund, will be allocated to the portfolio management team. This amount is then adjusted based on the 1- and 3-year performance of the Small and Smid Cap Growth Equity strategies’ investment returns, relative to both the benchmarks and the peer group. Compensation is also based, in part, on the growth of the assets in the strategies. The resulting amount is subsequently allocated to team members based on individual performance. Palisade believes this factor helps align the interests of the investment teams and the Fund’s shareholders, and promotes long-term performance goals. Management has the ability (in its discretion) to increase the amount of incentive compensation paid to the investment team.

Unit Appreciation Rights (UAR). Key firm employees, including all members of the Growth Equity team, participate in the UAR plan. This plan provides an opportunity for each participant to share in the appreciation of the firm’s equity value, similar to a stock option plan in a publicly traded company.

All employees are eligible to participate in Palisade’s 401(k) plan, as well as Palisade’s group life, health, and disability insurance programs. The Sub-Adviser believes its reputation, working environment, and compensation policies attract qualified individuals. Qualifications for professionals, including investment professionals, are in line with industry standards.

Ownership of Fund Shares. As of March 31, 2014, Mr. Oh did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Manager. In addition to the Fund, Mr. Oh manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	2	$421	0	$0
Other Pooled Investment Vehicles	4	$170	0	$0
Other Accounts	27	$1,209	3	$365

Potential Conflicts of Interest. Like every investment adviser, Palisade is confronted with conflicts of

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interest when providing investment management services to multiple accounts with different fee structures. Palisade receives both asset-based and performance-based fees for managing three other accounts in the same strategy as the Fund. Palisade has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts, including accounts with multiple fee arrangements, and the allocation of investment opportunities. Palisade generally employs a “block” trading and pro-rata allocation procedure to avoid conflicts between similarly managed accounts. Palisade reviews investment decisions for the purpose of ensuring that all accounts with substantially similar investment objectives are treated equitably. The performance of similarly managed accounts is also regularly compared to determine whether there are any unexplained significant discrepancies. In addition, Palisade’s procedures relating to the allocation of investment opportunities require that similarly managed accounts participate in investment opportunities pro rata based on asset size, using equivalent investment weightings, giving consideration to client restrictions, liquidity requirements, and available cash in the accounts, and require that, to the extent orders are aggregated, the client orders are price-averaged. Finally, Palisade’s procedures require the objective allocation for limited opportunities (such as initial public offerings and private placements) to ensure fair and equitable allocation among accounts. These areas are monitored by Palisade’s Chief Compliance Officer and the entire Palisade compliance department. Palisade has a Conflicts of Interest Committee to address any potential conflicts among its investment portfolios. Whenever a portfolio manager, analyst, or trader has a question concerning a conflict regarding allocation of investment opportunities, such conflict is directed to a member of the Committee. The available members of the Committee can meet or conference quickly to resolve issues.

SSgA Funds Management, Inc. (“SSgA FM”)

The portfolio managers who are primarily responsible for the day-to-day management of SSgA FM’s allocated portion of the Fund’s portfolio are Michael O. Martel, Charles McGinn and Tyhesha Harrington.

Compensation. The compensation of SSgA FM’s investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSgA performance, and individual performance. Each year State Street’s Global Human Resources department participates in compensation surveys in order to provide SSgA with critical, market-based compensation information that helps support individual pay decisions. Additionally, subject to State Street and SSgA business results, State Street allocates an incentive pool to SSgA to reward its employees. Because the size of the incentive pool is based on the firm’s overall profitability, each staff member is motivated to contribute both as an individual and as a team member.

The incentive pool is allocated to the various functions within SSgA. The discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Ownership of Fund Shares. As of March 31, 2014, Ms. Harrington and Messrs. Martel and McGinn did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Ms. Harrington and Messrs. Martel and McGinn manage:

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	Total Accounts*		Accounts with Performance Fees*

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	18	$5,686	0	$0
Other Pooled Investment Vehicles	6	$453	0	$0
Other Accounts	339	$88,329	13	$1,.437

*	As of June 30, 2014. Assets are managed on a team basis. This table refers to accounts of the Investment Solutions Group of SSgA.

Potential Conflicts of Interest. A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.

SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Westfield Capital Management Company, L.P. (“Westfield”)

Investment decisions for all product portfolios managed by Westfield are made by consensus of the Westfield Investment Committee, which is charged by William A. Muggia. Each member of the Westfield Investment Committee has input into the investment process and overall product portfolio

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construction. Although the Committee collectively acts as portfolio manager for the Fund, Westfield lists the following Committee members, based either on seniority or role within the Committee, as having day-to-day management responsibilities for the Fund. William A. Muggia, Ethan J. Meyers, CFA, John M. Montgomery, Hamlen Thompson and Bruce N. Jacobs, CFA.

Compensation. Members of the Investment Committee may be eligible to receive various components of compensation:

●	Investment Committee members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee’s performance assessment.

●	Investment Committee members also receive a performance based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield. While the current calendar year is a primary focus, a rolling three year attribution summary is also considered when determining the bonus award.

●	Investment Committee members may be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm. The key members of Westfield’s management team who received equity interests in the firm entered into agreements restricting post-employment competition and solicitation of clients and employees of Westfield. This compensation is in addition to the base salary and performance based bonus. Equity interest grants typically vest over five years.

●	Investment Committee members may receive a portion of the performance-based fee earned from an account that is managed solely by Mr. Muggia. He has full discretion to grant such awards to any member of the Investment Committee.

Ownership of Fund Shares. As of March 31, 2014, Messrs. Muggia, Meyers, Montgomery, Jacobs and Thompson did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Mr. Muggia manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	12	$3,783	0	$0
Other Pooled Investment Vehicles	5	$302	1	$29
Other Accounts	458	$12,808	24	$1,616

In addition to the Fund, Mr. Meyers manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	11	$3,703	0	$0
Other Pooled Investment Vehicles	3	$267	0	$0
Other Accounts	420	$12,535	24	$1,616

In addition to the Fund, Mr. Montgomery manages:

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	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	11	$3,703	0	$0
Other Pooled Investment Vehicles	3	$267	0	$0
Other Accounts	420	$12,537	24	$1,616

In addition to the Fund, Mr. Jacobs manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	11	$3,703	0	$0
Other Pooled Investment Vehicles	3	$267	0	$0
Other Accounts	431	$12,538	24	$1,616

In addition to the Fund, Mr. Thompson manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	11	$3,703	0	$0
Other Pooled Investment Vehicles	3	$267	0	$0
Other Accounts	420	$12,538	24	$1,616

Potential Conflicts of Interest. The simultaneous management of multiple accounts by our investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio manager allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy. Client specific restrictions are monitored by the Compliance team.

Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee-managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.

Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Our Operations team performs periodic reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and any exceptions are documented.

In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. We attempt to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades will typically go last.

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Because of our interest in receiving third party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation.

Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on our approved broker list. Since Westfield may gain new clients through such relationships, and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by our Traders, while client relationships are managed by our Marketing/Client Service team. Although we recognize the consultant or wrap program teams at such firms are usually separate and distinct from the brokerage teams, Westfield prohibits any member of our Marketing/Client Service team to provide input into brokerage selection.

Personal accounts may give rise to conflicts of interest. Westfield’s employees will, from time to time, for their own account, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in personal accounts. Personal accounts are reported to Compliance and most personal transactions are pre-approved by Compliance. Compliance also reviews personal trading activity regularly.

Westfield serves as manager to the General Partners of private funds, for which we also provide investment advisory services. As such, Westfield has a financial interest in these funds. Having a financial interest in client accounts can create a conflict between those client accounts in which we have a financial interest and those in which we do not. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance also conducts regular reviews of the private funds against other client accounts to ensure procedures have been followed.

Mercer US Small/Mid Cap Value Equity Fund

NWQ Investment Management Company, LLC (“NWQ”)

The portfolio manager who is primarily responsible for the day-to-day management of NWQ’s allocated portion of the Fund’s portfolio is Phyllis G. Thomas, CFA.

Compensation. NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals, including Ms. Thomas, are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability, and in the interest of employee and client interest alliance, NWQ’s bonus pool will be augmented should the firm outperform its benchmarks on a 1, 2, and 3 year basis. Individual bonuses are based primarily on the following:

●	Overall performance of client portfolios

●	Objective review of stock recommendations and the quality of primary research
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●	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ provides a number of other incentive opportunities through long-term employment contracts with senior executives, retention agreements, and an equity incentive plan with non-solicitation and non-compete provisions for participating employees. The equity incentive plan provides meaningful equity to employees which is similar to restricted stock and options and which vests over the next several years. Equity incentive plans allowing key employees of NWQ to participate in the firm’s growth over time have been in place since Nuveen’s acquisition of NWQ.

At NWQ, we believe that we are an employer of choice. Our analysts have a meaningful impact on the portfolio and, therefore, are compensated in a similar manner as portfolio managers at many other firms. Benefits besides compensation include a college tuition program for the children of all full-time employees whereby they are eligible for reimbursement of tuition and other mandatory fees among others.

Ownership of Fund Shares. As of March 31, 2014, Ms. Thomas did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Ms. Thomas manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	4	$460	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts*	1,368	$426	0	$0

*	This total includes institutional separate accounts, managed accounts (i.e. wrap), RIA/dual contract accounts and Unified Managed Account (“UMA”) assets.

Potential Conflicts of Interest. Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

●	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

●	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

●	With respect to many of its clients’ accounts, NWQ determines which broker to utilize when placing orders for execution, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate transactions for certain accounts that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment

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of other accounts. NWQ seeks to minimize market impact by using its discretion in releasing orders in a manner that seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

●	Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the portfolio manager has day-to-day management responsibilities. NWQ periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

River Road Asset Management, LLC (“River Road”)

The portfolio managers who are primarily responsible for the day-to-day management of River Road’s allocated portion of the Fund’s portfolio are James C. Shircliff, CFA, R. Andrew Beck, and J. Justin Akin.

Compensation. Compensation for portfolio managers includes an annual fixed base salary and a potential performance-based bonus. In addition, all portfolio managers are shareholders in the firm and have signed long-term employment agreements.

Ownership of Fund Shares. As of March 31, 2014, Messrs. Shircliff, Beck and Akin did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Mr. Shircliff manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	6	$2,330	0	$0
Other Pooled Investment Vehicles	24	$2,040	0	$0
Other Accounts	153	$4,741	2	$450

In addition to the Fund, Mr. Beck manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	3	$936	0	$0
Other Pooled Investment Vehicles	1	$5	0	$0
Other Accounts	47	$1,066	1	$69

In addition to the Fund, Mr. Akin manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	3	$936	0	$0
Other Pooled Investment Vehicles	1	$5	0	$0
Other Accounts	43	$1,062	1	$69

Potential Conflicts of Interest. Portfolio managers at River Road may manage one or more mutual funds as well as other types of accounts, including separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio

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based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, River Road monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics.

River Road has a fiduciary responsibility to all of the clients for which it manages accounts. River Road seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. River Road has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

SSgA Funds Management, Inc. (“SSgA FM”)

The portfolio managers who are primarily responsible for the day-to-day management of SSgA FM’s allocated portion of the Fund’s portfolio are Michael O. Martel, Charles McGinn and Tyhesha Harrington.

Compensation. The compensation of SSgA FM’s investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSgA performance, and individual performance. Each year State Street’s Global Human Resources department participates in compensation surveys in order to provide SSgA with critical, market-based compensation information that helps support individual pay decisions. Additionally, subject to State Street and SSgA business results, State Street allocates an incentive pool to SSgA to reward its employees. Because the size of the incentive pool is based on the firm’s overall profitability, each staff member is motivated to contribute both as an individual and as a team member.

The incentive pool is allocated to the various functions within SSgA. The discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Ownership of Fund Shares. As of March 31, 2014, Ms. Harrington and Messrs. Martel and McGinn did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Ms. Harrington and Messrs. Martel and McGinn manage:

	Total Accounts*		Accounts with Performance Fees*

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	18	$5,685	0	$0
Other Pooled Investment Vehicles	6	$453	0	$0
Other Accounts	339	$88,329	13	$1,437

*	As of June 30, 2014. Assets are managed on a team basis. This table refers to accounts of the Investment Solutions Group of SSgA.

Potential Conflicts of Interest. A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other

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accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.

SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Systematic Financial Management, L.P. (“Systematic”)

The portfolio managers who are primarily responsible for the day-to-day management of Systematic’s allocated portion of the Fund’s portfolio are Ronald M. Mushock, CFA and D. Kevin McCreesh, CFA.

Compensation. Certain Systematic employees share equity ownership with Affiliated Managers Group, Inc. (NYSE: AMG) as Partners, which may serve to incentivize Systematic’s investment professionals to perform successfully. Each portfolio manager’s compensation consists of a fixed base salary and a share of Systematic’s profits based on each partner’s respective individual ownership position in Systematic. Total compensation is influenced by Systematic’s overall profitability, and therefore is based, in part, on the aggregate performance of all of Systematic’s portfolios. Portfolio managers are not compensated based solely on the performance of, or the value of assets held in, any individual portfolio managed by Systematic. Moreover, the portfolio managers are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees.

Ownership of Fund Shares. As of March 31, 2014, Messrs. Mushock and McCreesh did not beneficially own any shares of the Fund.

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Other Accounts Managed by Portfolio Managers. In addition to the Fund, Mr. Mushock manages:

	Total Accounts			Accounts with Performance Fees

Other Accounts	Number of Accounts		Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	9		$33	0	$0
Other Pooled Investment Vehicles	2	*	$182	0	$0
Other Accounts	313		$5,955	1	$112

* Includes Mercer Redstone Balanced Fund

In addition to the Fund, Mr. McCreesh manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	2	$111	0	$0
Other Pooled Investment Vehicles	1	$24	0	$0
Other Accounts	55	$1,730	2	$858

Potential Conflicts of Interest. Portfolio managers of Systematic oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. The simultaneous management of these diverse accounts and specific client circumstances may create perceived conflicts of interest related to differences in the investment management fees charged and unequal time and attention devoted to certain accounts. However, Systematic recognizes its affirmative duty to treat all accounts fairly and equitably over time and maintains a series of controls in furtherance of this goal.

Generally, portfolio managers apply investment decisions to all accounts utilizing a particular strategy on a pro rata basis, while also accounting for varying client circumstances, including client objectives and preferences, instructions, restrictions, account size, cash availability and current specific needs. Nevertheless, during the normal course of managing assets for multiple clients of different types and asset levels, portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve, without limitation, investment security selection, employee personal securities trading, proxy voting and the allocation of investment opportunities. To mitigate these potential conflicts and ensure its clients are not negatively impacted by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures that are overseen by compliance professionals and, in Systematic’s view, reasonably designed to prevent and detect conflicts.

For example, Systematic’s Code of Ethics restricts employees’ personal securities trading, forbids employees from giving, soliciting or accepting inappropriate gifts and entertainment and requires employees to receive explicit approval prior to serving as a board member or officer of a public company or rendering outside investment advice. Additionally, to effectively remove conflicts of interest related to voting proxies for accounts that have delegated such authority to Systematic, Systematic has a Proxy Voting Policy that provides for an independent third-party proxy voting agent, which agent’s pre-determined voting policy guidelines Systematic has adopted. Systematic’s Allocation and Aggregation and Trade Error Correction policies similarly seek to reduce potential conflicts of interest by promoting the fair and equitable allocation of investment opportunities among client accounts over time and the consistent resolution of trading errors.

Notably, AMG, a publicly traded asset management company, holds a majority interest in Systematic through AMG’s wholly-owned subsidiary, Titan NJ LP Holdings LLC. Systematic operates independently as a separate, autonomous affiliate of AMG, which has equity investments in a group of investment management firms including Systematic. The AMG Affiliates do not formulate advice for

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Systematic’s clients and do not, in Systematic’s view, present any potential conflict of interest with Systematic’s clients.

Mercer Non-US Core Equity Fund

American Century Investment Management, Inc. (“American Century”)

The portfolio manager who is primarily responsible for the day-to-day management of American Century’s allocated portion of the Fund’s portfolio is Rajesh Gandhi.

Compensation. American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of November 30, 2013, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.

Base Salary. Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. Fund investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable (i.e., has less peer turnover) over the long term and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility. Portfolio managers also may have responsibility for other types of similarly managed portfolios. This is the case for the allocated portion of the Fund’s portfolio. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund.

A second factor in the bonus calculation relates to the performance of a number of American Century funds managed according to one of the following investment styles: U.S. growth, U.S. value, international, quantitative and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three-, and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans. Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc. (“ACC”). These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans. Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can

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appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Ownership of Fund Shares. As of March 31, 2014, Mr. Gandhi did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Mr. Gandhi manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	4	$3,478	0	$0
Other Pooled Investment Vehicles	0	$1,626	0	$0
Other Accounts	11	$1,092	0	$0

Potential Conflicts of Interest. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, U. S. growth mid- and small-cap, U.S. growth large-cap, value, global and non-U.S., fixed income, and asset allocation. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimize the potential for conflicts of interest. In addition, American Century maintains an ethical wall around each of its equity investment disciplines (U.S. growth large-cap, U.S. Growth mid- and small-cap, value, quantitative equity and global and non-U.S.), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro

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rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Arrowstreet Capital, Limited Partnership (“Arrowstreet”)

The allocated portion of the Fund’s portfolio managed by Arrowstreet is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Arrowstreet’s allocated portion of the Fund’s portfolio are Drs. Peter Rathjens, Ph.D., John Capeci, Ph.D., Manolis Liodakis, Ph.D., and Tuomo Vuolteenaho, Ph.D.

Compensation. Arrowstreet’s compensation system is designed to attract, motivate, and retain talented professionals. Arrowstreet’s compensation structure for investment professionals consists of a competitive base salary and bonus. Bonuses are paid on an annual basis. Bonus targets are set for each individual at each review period, typically at the start of every year. Generally, bonus amounts are determined typically using the following factors: Arrowstreet’s investment performance; Arrowstreet’s business performance; and individual merit.

Ownership of Fund Shares. As of March 31, 2014, Drs. Rathjens, Capeci, Liodakis and Vuolteenaho did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Drs. Rathjens, Capeci, Liodakis and Vuolteenaho along with Arrowstreet’s team, manage:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	1	$68	1	$68
Other Pooled Investment Vehicles	33	$12,068	5	$2,417
Other Accounts	87	$37,452	13	$9,782

Potential Conflicts of Interest. Arrowstreet offers institutional investors a select range of equity investment strategies that are broadly categorized as global equity, international equity, emerging markets equity and long/short equity.

Arrowstreet’s investment strategies are managed by a cohesive investment team, which consists of the research team and the portfolio management team. Individual strategies are not managed by individual investment professionals but rather all strategies are managed by the same team of professionals. This team approach to trading is designed to ensure that all research ideas and opinions are shared at the same time amongst all accounts without systematically favoring any one account over another.

Arrowstreet manages a large number of client accounts and, as a result, potential conflicts of interest may arise from time to time. As a result, Arrowstreet has established a number of policies and procedures designed to mitigate and/or eliminate potential conflicts. Arrowstreet has established policies and procedures with respect to trade execution, aggregation and allocation. In addition, Arrowstreet maintains a comprehensive code of ethics addressing potential conflicts that could arise between Arrowstreet and its employees and its clients.

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Arrowstreet believes that its policies and procedures are reasonably designed to address potential conflicts of interest.

Lingohr & Partner North America, Inc. (“Lingohr”)

The portfolio managers who are primarily responsible for the day-to-day management of Lingohr’s allocated portion of the Fund’s portfolio are Dagmar Rittstieg, Oliver Weiler, Dana Deusing, Frank Fiedler, Reinhard Niebuhr, Goran Vasiljevic and Nicole Dederding.

Compensation. Lingohr’s investment professionals are compensated on a base salary plus a bonus determined on a discretionary basis by senior management. The bonus is meant to encourage professional excellence, teamwork and to facilitate long-term thinking. The latter is the basis of our investment premise: fundamental value discovery is a long-term pursuit. Eligible employees are invited into the partnership and are offered common equity, either through purchases or grants.

Ownership of Fund Shares. As of March 31, 2014, Mmes. Rittstieg, Deusing, and Dederding and Messrs. Weiler, Fiedler, Niebuhr and Vasiljevic did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Mmes. Rittstieg, Deusing, and Dederding and Messrs. Weiler, Fiedler, Niebuhr and Vasiljevic manage:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$90	0	$0
Other Accounts	2	$678	0	$0

Potential Conflicts of Interest. Lingohr has developed and implemented a number of policies and procedures that are designed to ensure that the interests of all Lingohr´s clients are protected. Policies that are a part of Lingohr’s compliance program address areas such as trade allocations and insider trading. Lingohr has developed trade allocation processes and controls to ensure that no one client is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts of interest in situations where two or more accounts participate in investment decisions involving the same securities.

A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. Clients should note that Performance-based Fees create an incentive for an adviser such as Lingohr to recommend investments which may be riskier or more speculative than those which would be recommended under a different fee arrangement. Also, because the performance fee is calculated on a basis which includes unrealized as well as realized appreciation of assets, it may be greater than if such compensation were based solely on realized gains. Because of Performance-based Fee arrangements, Lingohr may have an incentive to favor Performance-based Fee accounts over non-Performance-based Fee accounts and could have incentive to favor clients which pay higher aggregate performance-based fees than a client paying non-performance-based fees. Since Lingohr endeavors at all times to put the interests of their clients first, the existence of material conflicts of interest, including the potential for Lingohr and its employees to earn more compensation from some clients than others, is disclosed to investors and prospective clients. In addition Lingohr educates its employees regarding the responsibilities of a fiduciary, including the equitable treatment of all clients, regardless of the fee arrangement. Finally, Performance-based Fees will only be charged in accordance with the provisions of Rule 205-3 of the Investment Advisers Act of 1940 and/or applicable state regulations.

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Lingohr has adopted a Code of Ethics which sets forth high ethical standards of business conduct required of its employees, including compliance with applicable federal securities laws. The Code includes policies and procedures for the review of quarterly securities transactions reports as well as initial and annual securities holdings reports that must be submitted by Lingohr’s employees. Among other things, the Code of Ethics also requires the pre-clearance prior to transacting in reportable securities and provides for oversight, enforcement and recordkeeping provisions. Finally, Lingohr’s Code of Ethics includes a policy prohibiting the use of material non-public information. Lingohr has established a number of compliance policies and procedures reasonably designed to mitigate and/or eliminate potential conflicts of interest.

Massachusetts Financial Services Company (“MFS”)

The portfolio managers who are primarily responsible for the day-to-day management of MFS’ allocated portion of the Fund’s portfolio are Barnaby Wiener and Benjamin Stone.

Compensation. Portfolio manager compensation is reviewed annually. As of December 31, 2013, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary. The base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus. Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”).

As of December 31, 2013, the following benchmark was used to measure each portfolio manager’s performance for the Fund: MSCI EAFE Value Index.

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The

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percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares. As of March 31, 2014, Messrs. Wiener and Stone did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Mr. Wiener manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	8	$22,793	0	$0
Other Pooled Investment Vehicles	6	$4,787	0	$0
Other Accounts	26	$6,859	2	$738

In addition to the Fund, Mr. Stone manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	8	$22,793	0	$0
Other Pooled Investment Vehicles	6	$7,285	0	$0
Other Accounts	33	$7,841	2	$738

Potential Conflicts of Interest. The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

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SSgA Funds Management, Inc. (“SSgA FM”)

The portfolio managers who are primarily responsible for the day-to-day management of SSgA FM’s allocated portion of the Fund’s portfolio are Michael O. Martel, Charles McGinn and Tyhesha Harrington.

Compensation. The compensation of SSgA FM’s investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSgA performance, and individual performance. Each year State Street’s Global Human Resources department participates in compensation surveys in order to provide SSgA with critical, market-based compensation information that helps support individual pay decisions. Additionally, subject to State Street and SSgA business results, State Street allocates an incentive pool to SSgA to reward its employees. Because the size of the incentive pool is based on the firm’s overall profitability, each staff member is motivated to contribute both as an individual and as a team member.

The incentive pool is allocated to the various functions within SSgA. The discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Ownership of Fund Shares. As of March 31, 2014, Ms. Harrington and Messrs. Martel and McGinn did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Ms. Harrington and Messrs. Martel and McGinn manage:

	Total Accounts*		Accounts with Performance Fees*

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	18	$5,632	0	$0
Other Pooled Investment Vehicles	6	$453	0	$0
Other Accounts	339	$88,329	13	$1,437

*	As of June 30, 2014. Assets are managed on a team basis. This table refers to accounts of the Investment Solutions Group of SSgA.

Potential Conflicts of Interest. A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be

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such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.

SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Mercer Emerging Markets Equity Fund

AQR Capital Management, LLC (“AQR”)

The portfolio managers who are primarily responsible for the day-to-day management of AQR’s allocated portion of the Fund’s portfolio are Jacques A. Friedman, M.S.,Oktay Kurbanov, M.B.A, and Lars N. Nielsen, M.Sc.

Compensation. The compensation for each of the portfolio managers that are a Principal of AQR is in the form of distributions based on the revenues generated by AQR. Distributions to each portfolio manager are based on cumulative research, leadership and other contributions to AQR. Revenue distributions are also a function of assets under management and performance of the Funds. There is no direct linkage between performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues.

Ownership of Fund Shares. As of March 31, 2014, Messrs. Friedman, Kurbanov and Nielsen did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Mr. Nielsen manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	29	$10,730	0	$0
Other Pooled Investment Vehicles	26	$7,732	25	$7,338
Other Accounts	79	$34,816	24	$9,424

In addition to the Fund, Mr. Kurbanov manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	4	$1,504	0	$0
Other Pooled Investment Vehicles	19	$4,716	19	$4,716
Other Accounts	26	$15,263	7	$4,485

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In addition to the Fund, Mr. Friedman manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	28	$11,312	0	$0
Other Pooled Investment Vehicles	36	$8,814	34	$8,123
Other Accounts	60	$27,911	17	$7,897

Potential Conflicts of Interest. Each of the portfolio managers is also responsible for managing other accounts in addition to the Fund, including other accounts of AQR, or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts (including Proprietary Accounts) with similar investment strategies. Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management by AQR, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts (including Proprietary Accounts) simultaneously, AQR or the portfolio manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of AQR that the overall benefits outweigh any disadvantages that may arise from this practice. Subject to

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applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

AQR and the Fund’s portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, such as by means of performance fees. Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

Investec Asset Management Limited (“Investec”)

The portfolio manager who is primarily responsible for the day-to-day management of Investec’s allocated portion of the Fund’s portfolio is Archie Hart.

Compensation. Investec’s incentive policy is based on the alignment of interests among clients, staff and shareholders. At Investec, gross profits are shared equally between staff and shareholders of the parent company. Within the above parameters of this long-term, uncapped, 50% profit share, compensation is made up of the following components:

●	Competitive salaries: Investec has a policy of recruiting the best investment professionals available and remunerating them accordingly.
●	Performance-related incentives (based on an open-ended revenue sharing plan for investment professionals): The investment professionals are organized within specialist teams. Each specialist team shares in a fixed percentage of revenues linked to their investment activities.
●	Capacity management is considered to ensure alignment among the interests of clients, demands on portfolio managers and sales objectives. The specialist team’s bonus pool is then allocated to individuals in line with the following three drivers: (i) team investment performance; (ii) individual investment performance; and (iii) manager discretion.
●	Deferred Bonus/Co-Investment Plan (“DB/CI Plan”) and share schemes: To align the long term financial incentive of key investment professionals with those of clients, Investec operates a DB/CI Plan.
●	A material portion of the performance-related incentive awarded to each senior investment professional is allocated to the DB/CI Plan, which is a rolling three year scheme. This means that allocations to the plan are locked in for three years. Investec requires each investment professional to invest at least half of their DB/CI Plan allocation into their own investment strategies. The remainder of the DB/CI Plan is invested at their discretion into any other Investec fund (which are outside the United States). The result of this approach is that after a period, each investment professional who participates in the DB/CI Plan will have 3 years’ worth of their variable compensation DB/CI Plan allocation tied up in the scheme, which makes the DB/CI Plan a compelling tool to encourage long term thinking and key staff retention. In addition to Investec’s DB/ CI Plan, Investec Group operates a number of share schemes that provide staff across the business with the opportunity to participate in the long-term success of the Investec Group. This scheme is operated by invitation and each allocation typically involves a four year vesting program. Through these share schemes, staff currently participate in more than 15% of Investec Group equity. Over time, the deferred compensation scheme will compound, resulting in a significant retention mechanism of key investment professionals.

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Investec believes this compensation structure is balanced and competitive and positions Investec to attract and retain the best industry skills.

Ownership of Fund Shares. As of March 31, 2014, Mr. Hart did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Manager. In addition to the Fund, Mr. Hart manages:

	Total Accounts			Accounts with Performance Fees

Other Accounts	Number of Accounts		Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	0		$0	0	$0
Other Pooled Investment Vehicles	17	*	$1,150.7	0	$0
Other Accounts	5		$898.5	0	$0

Source: Investec Asset Management. Data as of 31st March 2014 in USD.

*Includes all assets managed within the Investec pooled fund range, plus clients who invest via an investment management agreement within the Investec pooled fund.

Potential Conflicts of Interest. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

Investec is governed by all the rules and regulations of the relevant regulatory bodies in the jurisdictions in which it operates.

Investec strongly believes in its fiduciary duty to clients and will always seek to manage any possible conflicts that may occur through its normal business activities so that there is no material risk of damage to clients. Investec employs companywide measures to eliminate any potential conflicts of interest which may arise and maintains a Conflicts of Interest Policy, Compliance Manual and a Code of Ethics, which incorporate many of Investec requirements on conflicts of interest. These documents are bound into employees’ contracts of employment and a breach would therefore provide grounds for disciplinary action or dismissal.

An example of how Investec manages/mitigates conflicts of interest is shown by the fact that Investec’s portfolio managers focus entirely on portfolio management, while Investec’s dedicated Dealing Desk (“DD”) focuses on best execution of client orders; this avoids conflicts of interest between the two roles. The portfolio manager authorizes all orders which are then routed to the DD. This segregation of duties also removes any conflict of interest between the execution of trades on behalf of different portfolios. Investec’s investment allocation policy aims to ensure that investment opportunities are allocated fairly among Investec clients. This means we regularly aggregate client orders. Allocation is carried out strictly on a pro rata basis except where allocation is too small to split. If an allocation is so small that it makes it uneconomic for Investec clients to split, then the DD has the discretion to allocate to a single client on a fair basis.

Monitoring by the Compliance and Risk departments of the allocation of deals, performance and turnover helps to ensure that portfolios subject to a performance-related fee are not given preferential treatment so as to increase revenue at the expense of performance in other client portfolios.

The calculation of performance fees is conducted by Investec Finance team and the investment team has no involvement in the calculation.

Investec has a Global Pricing Committee, which meets weekly to review and ensure that Investec pricing terms remain competitive, globally aligned and fair to all of Investec’s clients.

Kleinwort Benson Investors International Ltd. (“KBI”)

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The portfolio managers who are primarily responsible for the day-to-day management of KBI’s allocated portion of the Fund’s portfolio are Gareth Maher, David Hogarty, Ian Madden and James Collery.

Compensation. The portfolio manager’s compensation consists of two components. The first component is base salary, which is fixed. The second component is a bonus, which is variable. The portfolio managers do not receive any compensation directly from the Funds or the Adviser.

Fixed Salary. KBI’s compensation structure is one of the most competitive in the industry. Regular surveys of the industry are carried out to ensure that the overall remuneration package remains at the leading edge. In terms of salary, KBI uses a global benefits consulting firm to ensure our salary levels are set competitively against the wider asset management industry.

Variable Bonus. The overall bonus pool is determined exclusively by the profitability of KBI (Dublin) with 30% of PBT being set aside for variable pay. This is then allocated through two separate schemes.

1)	All employees participate in the annual bonus scheme. Senior employees are obliged to take a proportion in parent company equity which is then locked in for three years. If employees cease employment, a portion of this equity is forfeited. For portfolio managers, the amount paid is based predominantly on relative investment performance for the relevant strategies/funds assessed over 1, 2 and 3 year rolling numbers. \

2)	Any monies remaining in the bonus pool after annual bonus payments are then allocated through the profit sharing scheme. All portfolio managers participate in this scheme. Payments under the profit sharing scheme are through a combination of cash, parent company equity and units in KBI funds. Equity and fund holdings are held in trust for a three year period with forfeiture provisions if the individual leaves the firm.

Finally, in October 2010, key employees were granted parent company shares to the value of 10% of the value of Kleinwort Benson Investors in consideration for signing new employment contracts. These shares are locked away for five years and again, if the employees leave, the shares are forfeited.

Ownership of Fund Shares. As of March 31, 2014, Messrs. Maher, Hogarty, Madden and Collery did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Messrs, Maher, Hogarty, Madden and Collery each manage:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	7	$1,156	0	$0
Other Pooled Investment Vehicles	10	$1,225	0	$0
Other Accounts	16	$3,595	2	$219

Potential Conflicts of Interest. KBI’s portfolio managers’ management of other accounts (collectively, the “KBII Other Accounts”) may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the KBI Other Accounts, on the other. The KBI Other Accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. KBII does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, KBI believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of KBI’s portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that KBI’s portfolio managers could use this information to the advantage of KBI Other Accounts they manage and to the possible detriment of the

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Fund. However, KBI has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of KBI’s portfolio managers’ management of the Emerging Markets Equity Fund and KBI Other Accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors KBI Other Accounts over the Fund. This conflict of interest may be exacerbated to the extent that KBI or its portfolio managers receive, or expect to receive, greater compensation from their management of the KBI Other Accounts (many of which receive a base and incentive fee) than from the Fund. Notwithstanding this theoretical conflict of interest, it is KBI’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, KBI has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while KBI’s portfolio managers may buy for KBI Other Accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given its investment objectives and related restrictions.

SSgA Funds Management, Inc. (“SSgA FM”)

The portfolio managers who are primarily responsible for the day-to-day management of SSgA FM’s allocated portion of the Fund’s portfolio are Michael O. Martel, Charles McGinn and Tyhesha Harrington.

Compensation. The compensation of SSgA FM’s investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSgA performance, and individual performance. Each year State Street’s Global Human Resources department participates in compensation surveys in order to provide SSgA with critical, market-based compensation information that helps support individual pay decisions. Additionally, subject to State Street and SSgA business results, State Street allocates an incentive pool to SSgA to reward its employees. Because the size of the incentive pool is based on the firm’s overall profitability, each staff member is motivated to contribute both as an individual and as a team member.

The incentive pool is allocated to the various functions within SSgA. The discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Ownership of Fund Shares. As of March 31, 2014, Ms. Harrington and Messrs. Martel and McGinn did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Ms. Harrington and Messrs. Martel and McGinn manage:

	Total Accounts*		Accounts with Performance Fees*

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	18	$5,650	0	$0
Other Pooled Investment Vehicles	6	$453	0	$0
Other Accounts	339	$88,329	13	$1,437

*	As of June 30, 2014. Assets are managed on a team basis. This table refers to accounts of the Investment Solutions Group of SSgA.

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Potential Conflicts of Interest. A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.

SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable* allocation.

Vontobel Asset Management, Inc. (“Vontobel”)

The portfolio manager who is primarily responsible for the day-to-day management of Vontobel’s allocated portion of the Fund’s portfolio is Rajiv Jain.

Compensation. Portfolio Managers are paid a competitive base salary. Their incentive compensation consists of a direct share in the investment management fee revenues generated by the strategies they manage or co-manage. Such incentive compensation accrues over and above specific threshold amounts of investment management fee generation of each strategy. Incentive compensation is paid quarterly in arrears. A significant portion of such incentive compensation is subject to 3 year deferrals. All amounts deferred must be invested in publicly traded mutual funds or non-registered commingled funds managed by the firm. In the case of the portfolio manager(s), amounts deferred equal approximately one year’s total compensation on a rolling basis.

Ownership of Fund Shares. As of March 31, 2014, Mr. Jain did not beneficially own any shares of the Fund.

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Other Accounts Managed by Portfolio Manager. In addition to the Fund, Mr. Jain manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	11	$11,184	0	$0
Other Pooled Investment Vehicles	22	$16,837	0	$0
Other Accounts	41	$12,097	2	$292

Potential Conflicts of Interest. The portfolio manager is also responsible for managing other account portfolios in addition to the Fund.

The portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund investments on the one hand and the investments of the other accounts, on the other. The side-by-side management of the Fund and other accounts presents a variety of potential conflicts of interests. For example, the portfolio manager may purchase or sell securities for one portfolio and not another. The performance of securities within one portfolio may differ from the performance of securities in another portfolio.

Another potential conflict could arise in instances in which securities considered as investments for the Fund are also appropriate investments for other investment accounts managed by the adviser. When a decision is made to buy or sell a security by the Fund and one or more of the other accounts, the adviser may aggregate the purchase or sale of the securities and will allocate the securities transactions in a manner it believes to be equitable under the circumstances. However, a variety of factors can determine whether a particular account may participate in a particular aggregated transaction. Because of such differences, there may be differences in invested positions and securities held in accounts managed according to similar strategies. When aggregating orders, they adviser employs procedures designed to ensure accounts will be treated in a fair and equitable manner and no account will be favored over any other.

Vontobel has implemented specific policies and procedures to address any potential conflicts.

Mercer Global Low Volatility Equity Fund

Acadian Asset Management LLC (“Acadian”)

The portfolio managers who are primarily responsible for the day-to-day management of Acadian’s allocated portion of the Fund’s portfolio are Brendan Bradley, Ph.D., Ryan Taliaferro, Ph.D., Ryan Stever, Ph.D. and Mark Birmingham, CFA.

Compensation. Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing potential, various fringe benefits, and, among the majority of senior investment professionals and certain other key employees, equity ownership in the firm as part of the Acadian Key Employee Limited Partnership (KELP).

Compensation is highly incentive-driven, with Acadian paying up to and sometimes in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual’s contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, portfolio performance, asset growth, and overall firm performance. Since portfolio management is a team approach, investment team members’ compensation is not linked to the performance of specific accounts but rather to the individual’s overall contribution to the success of the team and the firm’s profitability.

Ownership of Fund Shares. As of March 31, 2014, Messrs. Bradley, Taliaferro, Stever and Birmingham did not beneficially own any shares of the Fund.

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Other Accounts Managed by Portfolio Managers. In addition to the Fund, Messrs. Bradley, Taliaferro, Stever and Birmingham manage:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	11	$6,236	1	$1,546
Other Pooled Investment Vehicles	60	$17,432	7	$1,839
Other Accounts	141	$46,696	17	$8,994

The portfolio managers listed above also function as part of a core equity team of 23 portfolio managers who are not segregated along product lines or by client type. The portfolio managers listed above worked on all products and the data shown for these managers reflects firm-level numbers of accounts and assets under management, segregated by investment vehicle type.

Potential Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the subject Fund, which may have different investment guidelines and objectives. In addition to the subject Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the subject Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the subject Fund the Other Accounts. The Other Accounts may have similar investment objectives or strategies as the subject Fund, may track the same benchmarks or indices as the subject Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the subject Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the subject Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including the subject Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

First Eagle Investment Management, LLC (“First Eagle”)

The portfolio managers who are primarily responsible for the day-to-day management of First Eagle’s allocated portion of the Fund’s portfolio are Matt McLennan, Abhay Deshpande, Kimball Brooker.

Compensation.

Mr. McLennan’s compensation consists of salary, a performance bonus and participation in a company-funded retirement plan, with the performance bonus representing an important portion of total compensation. Mr. McLennan’s bonus is awarded in First Eagle’s discretion, subject to agreed upon minimums, and will reflect the investment performance of each account managed by him, the financial results of First Eagle as a whole, and his contributions to First Eagle both as an individual and as the Head of the First Eagle Global Value Team. There are no pre-determined performance or other benchmarks for these bonuses. In addition to this bonus, Mr. McLennan is entitled to receive certain payments based on the investment returns of a mutual fund he manages and an employee forgivable loan, and an award under a long-term incentive plan established by First Eagle. Awards under this plan are notionally allocated among certain mutual funds advised by First Eagle.

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Mr. Deshpande’s compensation consists of salary, an annual bonus and participation in a company-funded retirement plan, with the annual bonus representing an important portion of total compensation. The annual bonus consists of an objectively determined cash component based on the performance of certain accounts managed by Mr. Deshpande, a subjectively determined cash component based on Mr. Deshpande’s contributions to First Eagle both as an individual and as a member of First Eagle’s Global Value Team, and an award under a long-term incentive plan established by First Eagle. Awards under this plan are notionally allocated among certain mutual funds advised by First Eagle.

Mr. Brooker’s compensation consists of salary, an annual bonus and participation in a company-funded retirement plan, with the performance bonus representing an important portion of total compensation. Mr. Brooker’s bonus is awarded in First Eagle’s discretion and will reflect the investment performance of each account managed by him, the financial results of First Eagle as a whole, and his contributions to First Eagle both as an individual and as a member of the First Eagle Global Value Team, and an award under a long-term incentive plan established by First Eagle. Awards under this plan are notionally allocated among certain mutual funds advised by First Eagle.

Ownership of Fund Shares. As of March 31, 2014, Messrs. McLennan, Deshpande and Brooker did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Mr. McLennan manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	6	$69,887	0	$0
Other Pooled Investment Vehicles	8	$3,908	2	$6,527
Other Accounts	21	$11,999	0	$0

In addition to the Fund, Mr. Deshpande manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	6	$69,887	0	$0
Other Pooled Investment Vehicles	8	$3,905	2	$6,527
Other Accounts	21	$11,999	0	$0

In addition to the Fund, Mr. Brooker manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	6	$69,887	0	$0
Other Pooled Investment Vehicles	8	$3,905	2	$6,527
Other Accounts	21	$11,999	0	$0

Potential Conflicts of Interest. Personnel of First Eagle (including the Fund’s portfolio managers identified above) serve as portfolio managers to certain clients and unregistered investment companies that utilize an investment program that is substantially similar to that of the Fund managed by such person, including proprietary and related accounts. In addition, First Eagle currently serves, or may in the future serve, as investment adviser to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts), some of which provide for incentive compensation (such as performance fees). Consequently, First Eagle’s investment management activities may present conflicts between the interests of the Fund and those of First Eagle and potentially among the interests of various accounts managed by First Eagle, principally with respect to allocation of investment

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opportunities among similar strategies. Although First Eagle has adopted allocation procedures intended to provide for equitable treatment of all accounts over time, it is possible that circumstances may arise requiring case-by-case treatment and that each client account will not necessarily participate in the same transaction. The allocation procedures generally contemplate similar treatment for like accounts, with exceptions for various special considerations, including primary allocations based on an account’s tax position, cash management requirements, concentration tolerance or minimum investment size policies. At times a portfolio manager may determine that an investment opportunity may be appropriate for only some accounts or accounts managed by First Eagle and/or may take different positions with respect to a particular security. In these cases, the Adviser or Subadviser may execute differing or opposite transactions for one or more accounts, which may affect the market price or the execution of the transactions or both, to the detriment of one or more other accounts.

Conflicts also may be presented by Messrs. McLennan’s, Deshpande’s and Brooker’s portfolio manager compensation arrangements, in that they are not dependent on any particular level of investment performance.

MFG Asset Management (“MFG”)

The portfolio manager who is primarily responsible for the day-to-day management of MFG’s allocated portion of the Fund’s portfolio is Hamish Douglass.

Compensation. The MFG Compensation Structure incorporates a Base Salary, Short Term Incentive Program, and Long Term Incentive Program.

Base Salary. All MFG Employees receive a base salary. Base salaries are regularly reviewed to ensure that remuneration levels are appropriate across the firm.

Short Term Incentive Program. All MFG employees, excluding the Executive Chairman of MFG Financial, may participate in a discretionary short term incentive program (“STIP”).

The STIP for all employees excluding the Lead Portfolio Manager is determined by reference to the following criteria:

●	MFG’s profitability, and

●	performance of the individual against agreed internal objectives

In addition to the above, the STIP for investment staff is also determined by reference to:

●	net revenue earned by MFG in relation to the funds / portfolios managed by the investment professional, and

●	performance of the fund / portfolio against agreed benchmarks.

The maximum STIP for the Lead Portfolio Manager of the strategy will be an amount up to but not exceeding 100% of the Lead Portfolio Manager’s base salary. The Lead Portfolio Manager’s annual STIP will be wholly based on the investment performance of the global equity strategy (“STIP Criteria”) and the following metrics will be applied to the STIP Criteria: ranking in peer group (rolling 3 years) 33.3%; absolute performance – gross return (rolling 3 years) 33.3%; and relative gross performance against benchmark index (rolling 3 years) 33.3%.

The Board of MFG Financial may determine for professional staff that a component of the discretionary cash bonus be deferred (e.g. over the following 12 month period or longer).

Long Term Incentive Program. All MFG employees, excluding Executive Directors of MFG Financial, may participate in a discretionary long term incentive program (“LTIP”).

Under the LTIP, MFG Financial provides assistance to all employees to invest in MFG Financial shares in order to more closely align the interests of employees with the interests of the shareholders, clients, and

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investors. Employees that participate are fully exposed to movements in MFG Financial’s share price, which over the long term will primarily reflect the performance of funds managed by MFG.

The acquisition of MFG shares under the LTIP by an employee is financed by the employee personally up to 25% and by an interest-free loan from MFG Financial for the residual. The employee is required to apply 25% of their annual after tax STIP (excluding deferred components as determined by the Board of MFG Financial) each year to repay the loan until the loan has been fully repaid. Dividends are payable on the shares issued under the LTIP on the same basis as all other issued fully paid MFG ordinary shares, and are applied to repay the loan until the loan has been fully repaid. The maximum term of the loan is ten years. Any outstanding balance at the end of ten years must be repaid by the employee.

Ownership of Fund Shares. As of March 31, 2014, Mr. Douglass did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Manager. In addition to the Fund, Mr. Douglass manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	4	$12,842	2	$4,987
Other Accounts*	21	$3,825	7	$2,236

*	Other accounts include separate accounts and sub-advised accounts. Non-discretionary assets are not included.

Potential Conflicts of Interest. MFG is an investment adviser that manages other client portfolios with positions similar to those in the portfolio that MFG manages for the Fund. Positions are bought and sold for all clients based on their investment criteria and MFG’s investment style. MFG has developed and implemented a number of policies and procedures that are designed to ensure that the interests of all MFG’s clients are protected. Policies that are a part of MFG’s compliance program address areas such as trade allocations, cross trading, insider trading and trade management. MFG has developed trade allocation processes and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts of interest in situations where two or more accounts, including each Fund, participate in investment decisions involving the same securities. Ongoing and annual reviews are conducted to ensure compliance with the policies and procedures.

SSgA Funds Management, Inc. (“SSgA FM”)

The portfolio managers who are primarily responsible for the day-to-day management of SSgA FM’s allocated portion of the Fund’s portfolio are Michael O. Martel, Charles McGinn and Tyhesha Harrington.

Compensation. The compensation of SSgA FM’s investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSgA performance, and individual performance. Each year State Street’s Global Human Resources department participates in compensation surveys in order to provide SSgA with critical, market-based compensation information that helps support individual pay decisions. Additionally, subject to State Street and SSgA business results, State Street allocates an incentive pool to SSgA to reward its employees. Because the size of the incentive pool is based on the firm’s overall profitability, each staff member is motivated to contribute both as an individual and as a team member.

The incentive pool is allocated to the various functions within SSgA. The discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. Individual compensation decisions are made by the employee’s

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manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Ownership of Fund Shares. As of March 31, 2014, Ms. Harrington and Messrs. Martel and McGinn did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Ms. Harrington and Messrs. Martel and McGinn manage:

	Total Accounts*		Accounts with Performance Fees*

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	18	$5,656	0	$0
Other Pooled Investment Vehicles	6	$453	0	$0
Other Accounts	339	$88,329	13	$1,437

*	As of June 30, 2014. Assets are managed on a team basis. This table refers to accounts of the Investment Solutions Group of SSgA.

Potential Conflicts of Interest. A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.

SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and

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procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Mercer Core Fixed Income Fund

Dodge & Cox

The portfolio managers who are primarily responsible for the day-to-day management of Dodge & Cox’s allocated portion of the Fund’s portfolio are Anthony J. Brekke, CFA, James H. Dignan, CFA, Thomas S. Dugan, CFA, Dana M. Emery, Lucinda I. Johns, CFA, Charles F. Pohl, Kent E. Radspinner, CFA, Larissa K. Roesch, CFA, and Adam S. Rubinson, CFA.

Compensation. Compensation of Dodge & Cox investment committee members includes a base salary, cash bonus, and a package of employee benefits which are generally available to all salaried employees. Compensation is structured to emphasize the success of Dodge & Cox rather than that of any one individual. Dodge & Cox does not have any “incentive compensation” or “deferred compensation” programs. Compensation is not linked to the performance of any account or Fund. All investment committee members also participate in equity ownership of Dodge & Cox. Each element of compensation is detailed below:

Base Salary. Each investment committee member is paid a fixed base salary which is intended to be competitive in light of each member’s experience and responsibilities.

Bonus. Bonus payments are based on a number of factors including the profitability of Dodge & Cox and the member’s long-term contributions to the firm. Dodge & Cox’s principles emphasize teamwork and a focus on client needs, and bonuses are structured to emphasize those principles. All full-time employees of Dodge & Cox participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.

Equity Ownership. All investment committee members are shareholders of Dodge & Cox, which is a private, employee-owned S-corporation. A shareholder’s equity interest in Dodge & Cox provides pass-through income of Dodge & Cox’s profits and annual cash distributions based on each shareholder’s proportionate interest. Shareholder distributions are generally determined based on considerations of Dodge & Cox’s working capital requirements and on estimated tax liabilities associated with the pass-through of Dodge & Cox’s income. Dodge & Cox’s shares are issued and redeemed at book value and may be held only by active employees of the company.

Changes in share ownership are controlled by Dodge & Cox’s Board of Directors, whose decisions regarding share ownership are based on each member’s long-term contributions to the firm. Shareholders also may receive a benefit from the appreciation of the book value of their shares, which may be realized when shares are repurchased by Dodge & Cox from the shareholder.

Employee Benefit Program. Investment committee members participate in benefit plans and programs available generally to all employees, which includes a qualified, defined-contribution profit sharing plan funded at the maximum allowable amount.

Ownership of Fund Shares. As of March 31, 2014, Mmes. Emery, Johns and Roesch and Messrs. Brekke, Dignan, Dugan, Pohl, Radspinner, and Rubinson did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Mr. Brekke manages:

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	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	2	$40,314	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5	$1,661	0	$0

In addition to the Fund, Mr. Dignan manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	2	$40,314	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	8	$2,616	0	$0

In addition to the Fund, Mr. Dugan manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	2	$40,314	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	18	$8,826	0	$0

In addition to the Fund, Ms. Emery manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	2	$40,314	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6	$2,555	0	$0

In addition to the Fund, Ms. Johns manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	2	$40,314	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

In addition to the Fund, Mr. Pohl manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	5	$157,762	0	$0
Other Pooled Investment Vehicles	3	$619	0	$0
Other Accounts	0	$0	0	$0

In addition to the Fund, Mr. Radspinner manages:

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	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	2	$40,314	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	21	$6,165	0	$0

In addition to the Fund, Ms. Roesch manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	2	$40,314	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	28	$9,399	0	$0

In addition to the Fund, Mr. Rubinson manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	2	$40,314	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Potential Conflicts of Interest. Potential conflicts of interest may arise in connection with the management of multiple accounts, including potential conflicts of interest related to the knowledge and timing of the Fund’s trades, investment opportunities, broker selection and Fund investments. Because of their roles on the investment committees, investment committee members may be privy to the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that investment committee members could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by investment committee members, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. Dodge & Cox has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. With respect to securities transactions for the Fund, Dodge & Cox determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to its other accounts, Dodge & Cox may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dodge & Cox may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account. Additionally, members of investment committees or their relatives may invest in a Fund and a conflict may arise where they may have an incentive to treat the Fund that they invest in preferentially as compared to other accounts.

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Conflicts of interest may also arise in cases where Dodge & Cox clients with different strategies (including funds with different strategies) invest in different parts of an issuer’s capital structure, such as when one client owns debt obligations of an issuer and another client owns equity in the same issuer. For example, if an issuer in which different clients own different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (such as conflicts over proposed waivers and amendments to debt covenants). A debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity holder might prefer a reorganization that holds the potential to create value for the equity holders.

Although in some cases Dodge & Cox may refrain from taking certain actions or making investments on behalf of clients/Funds because of conflicts (potentially disadvantaging those on whose behalf the actions are not taken or investments not made), in other cases Dodge & Cox will not refrain from taking actions or making investments on behalf of some clients/Funds that have the potential to disadvantage other clients. Any of the foregoing conflicts of interest will be reviewed on a case-by-case basis. Any review will take into consideration the interests of the relevant clients/funds, the circumstances giving rise to the conflict, and applicable laws. Clients (and investors in the Fund) should be aware that conflicts will not necessarily be resolved in favor of their interests, and Dodge & Cox will attempt to resolve such matters fairly, but even fair resolution may be resolved in favor of other clients, including the Fund, which pay Dodge & Cox higher fees. There can be no assurance that any actual or potential conflicts of interest will not result in a particular client or group of clients/funds receiving less favorable investment terms in certain investments than if such conflicts of interest did not exist.

Income Research & Management (“IR+M”)

The portfolio managers who are primarily responsible for the day-to-day management of IR+M’s allocated portion of the Fund’s portfolio are John A. Sommers, Jr., CFA, William A. O’Malley, CFA and Edmund F. Ingalls, CFA.

Compensation. IR+M pays its portfolio managers out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Fund.

Portfolio managers are compensated through a fixed competitive salary plus bonus. Bonus is generally dictated by the profitability of IR+M as well as the portfolio manager’s overall contribution to the firm’s success. Portfolio managers also receive competitive health benefits and may participate in IR+M’s company-funded profit sharing plan after completing the required length of service with the firm. Separate from compensation, as a a long-term incentive, portfolio managers may be offered to purchase equity in IR+M. Equity participation is driven by significant and consistent contribution and demonstrated commitment to the firm.

Portfolio manager compensation is neither based on the Fund’s pre- or after-tax performance nor determined by the value of the assets in the portfolio.

Ownership of Fund Shares. As of March 31, 2014, Messrs. Sommers, Jr., O’Malley and Ingalls did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Messrs. Sommers, Jr., O’Malley and Ingalls manage:

	Total Accounts*		Accounts with Performance Fees*

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	1	$1,523	0	$0
Other Pooled Investment Vehicles	21	$3,681	0	$0
Other Accounts	526	$33,419	1	$51

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*	As of June 30, 2014.

Potential Conflicts of Interest. IR+M’s management of other accounts may give rise to potential conflicts of interest in connection with its management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. IR+M does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, IR+M believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that IR+M’s portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, IR+M has adopted policies and procedures believed to be reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ management of the Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that IR+M or its portfolio managers receive, or expect to receive, greater compensation from their management of certain other accounts, that have higher base fee rates or incentives fees, than from the Fund. Notwithstanding this theoretical conflict of interest, it is IR+M’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, IR+M has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while IR+M’s portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given their investment objectives and related restrictions.

Prudential Investment Management, Inc. (“Prudential”)

The portfolio managers who are primarily responsible for the day-to-day management of Prudential’s allocated portion of the Fund’s portfolio are Richard Piccirillo and Gregory Peters.

Compensation. The base salary of an investment professional in the Prudential Fixed Income unit of Prudential is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under Prudential Fixed Income’s long-term incentive plan, is primarily based on such person’s contribution to Prudential Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of Prudential Fixed Income’s operating income and is refined by business metrics, such as:

●	business development initiatives, measured primarily by growth in operating income;

●	the number of investment professionals receiving a bonus; and

●	investment performance of portfolios relative to appropriate peer groups or market benchmarks.

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Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan. Grants under the long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. The value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of Prudential Fixed Income’s most frequently marketed investment strategies. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance and the growth of Prudential Fixed Income’s business. Both the restricted stock and participation interests are subject to vesting requirements.

Ownership of Fund Shares. As of June 30, 2014, neither Mr. Piccirillo nor Mr. Peters beneficially owned any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Mr. Piccirillo manages the following:

	Total Accounts*		Accounts with Performance Fees*

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	27	$10,682	0	$0
Other Pooled Investment Vehicles	25	$6,236	0	$0
Other Accounts	104	$51,536	0	$0

*	As of June 30, 2014.

In addition to the Fund, Mr. Peters manages the following:

	Total Accounts*		Accounts with Performance Fees*

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	4	$4,156	0	$0
Other Pooled Investment Vehicles	3	$1,032	0	$0
Other Accounts	26	$14,098	0	$0

*	As of June 30, 2014.

Potential Conflicts of Interest. Like other investment advisers, Prudential Fixed Income is subject to various conflicts of interest in the ordinary course of its business. Prudential Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, Prudential Fixed Income seeks to address such conflicts through one or more of the following methods:

●	elimination of the conflict;
●	disclosure of the conflict; or
●	management of the conflict through the adoption of appropriate policies and procedures.

Prudential Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading by investment personnel, and information barriers. Prudential Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. Prudential Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

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Side-by-Side Management of Accounts and Related Conflicts of Interest. Prudential Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how Prudential Fixed Income addresses these conflicts.

●	Performance Fees—Prudential Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for Prudential Fixed Income and its investment professionals to favor one account over another. Specifically, Prudential Fixed Income could be considered to have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
●	Affiliated accounts—Prudential Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. Prudential Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.
●	Large accounts—large accounts typically generate more revenue than do smaller accounts and certain of Prudential Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for Prudential Fixed Income.
●	Long only and long/short accounts—Prudential Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. Prudential Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. In addition, purchases for long only accounts could have a negative impact on the short positions.
●	Securities of the same kind or class—Prudential Fixed Income may buy or sell for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. Prudential Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. Different strategies trading in the same securities or types of securities may appear as inconsistencies in Prudential Fixed Income’s management of multiple accounts side-by-side.
●	Financial interests of investment professionals—Prudential Fixed Income investment professionals may invest in investment vehicles that it advises. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under Prudential Fixed Income’s long-term incentive plan is affected by the performance of certain client accounts. As a result, Prudential Fixed Income investment professionals may have financial interests in accounts managed by Prudential Fixed Income or that are related to the performance of certain client accounts.
●	Non-discretionary accounts or models—Prudential Fixed Income provides non-discretionary investment advice and non-discretionary model portfolios to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts could occur before, in concert with, or after Prudential Fixed Income executes similar trades in its discretionary accounts. The non-discretionary clients may be disadvantaged if Prudential Fixed Income delivers the model investment portfolio or investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How Prudential Fixed Income Addresses These Conflicts of Interest. Prudential Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

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●	The head of Prudential Fixed Income and its chief investment officer periodically review and compare performance and performance attribution for each client account within its various strategies.

●	In keeping with Prudential Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its accounts fairly and equitably over time. Prudential Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Prudential Fixed Income has compliance procedures with respect to its aggregation and allocation policy that include independent monitoring by its compliance group of the timing, allocation and aggregation of trades and the allocation of investment opportunities. In addition, its compliance group reviews a sampling of new issue allocations and related documentation each month to confirm compliance with the allocation procedures. Prudential Fixed Income’s compliance group reports the results of the monitoring processes to its trade management oversight committee. Prudential Fixed Income’s trade management oversight committee reviews forensic reports of new issue allocation throughout the year so that new issue allocation in each of its strategies is reviewed at least once during each year. This forensic analysis includes such data as: (i) the number of new issues allocated in the strategy; (ii) the size of new issue allocations to each portfolio in the strategy; and (iii) the profitability of new issue transactions. The results of these analyses are reviewed and discussed at Prudential Fixed Income’s trade management oversight committee meetings. Prudential Fixed Income’s trade management oversight committee also reviews forensic reports on the allocation of trading opportunities in the secondary market. The procedures above are designed to detect patterns and anomalies in Prudential Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

●	Prudential Fixed Income has policies and procedures that specifically address its side-by-side management of long/short and long only portfolios. These policies address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to Prudential Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, Inc., Prudential Fixed Income is part of a diversified, global financial services organization. Prudential Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.

●	Conflicts Arising Out of Legal Restrictions. Prudential Fixed Income may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. These restrictions may apply as a result of its relationship with Prudential Financial, Inc. and its other affiliates. For example, Prudential Fixed Income’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial, Inc. affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds that are monitored, and Prudential Fixed Income may restrict purchases to avoid exceeding these thresholds. In addition, Prudential Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients. For example, Prudential Fixed Income’s bank loan

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team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. Prudential Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. Prudential Fixed Income is generally able to avoid receiving material, non-public information from its affiliates and other units within Prudential by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of Prudential Fixed Income.

●	Conflicts Related to Outside Business Activity. From time to time, certain of Prudential Fixed Income employees or officers may engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to Prudential Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. Prudential Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, nonpublic information regarding an issuer. The head of Prudential Fixed Income serves on the board of directors of the operator of an electronic trading platform. Prudential Fixed Income has adopted procedures to address the conflict relating to trading on this platform. The procedures include independent monitoring by Prudential Fixed Income’s chief investment officer and chief compliance officer and reporting on Prudential Fixed Income’s use of this platform to the President of Prudential.

●	Conflicts Related to Investment of Client Assets in Affiliated Funds. Prudential Fixed Income may invest client assets in funds that it manages or subadvises for an affiliate. Prudential Fixed Income may also invest cash collateral from securities lending transactions in these funds. These investments benefit both Prudential Fixed Income and its affiliate.

●	PICA General Account. Because of the substantial size of the general account of The Prudential Insurance Company of America (PICA), trading by PICA’s general account, including Prudential Fixed Income’s trades on behalf of the account, may affect market prices. Although Prudential Fixed Income doesn’t expect that PICA’s general account will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

Conflicts Related to Securities Holdings and Other Financial Interests

●	Securities Holdings. Prudential, Prudential Financial Inc., PICA’s general account and accounts of other affiliates of Prudential Fixed Income (collectively, affiliated accounts) hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as other client accounts but at different levels in the capital structure. These investments can result in conflicts between the interests of the affiliated accounts and the interests of Prudential Fixed Income’s clients. For example: (i) Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by Prudential Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt. (ii) To the extent permitted by

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applicable law, Prudential Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. Prudential Fixed Income’s interest in having the debt repaid creates a conflict of interest. Prudential Fixed Income has adopted a refinancing policy to address this conflict. Prudential Fixed Income may be unable to invest client assets in the securities of certain issuers as a result of the investments described above.

●	Conflicts Related to the Offer and Sale of Securities. Certain of Prudential Fixed Income’s employees may offer and sell securities of, and interests in, commingled funds that it manages or subadvises. There is an incentive for Prudential Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

●	Conflicts Related to Long-Term Compensation. The performance of many client accounts is not reflected in the calculation of changes in the value of participation interests under Prudential Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. As a result of the long-term incentive plan, Prudential Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, Prudential Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to ensure that each of its client accounts is managed in a manner that is consistent with Prudential Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, Prudential Fixed Income’s chief investment officer reviews performance among similarly managed accounts to confirm that performance is consistent with expectations. The results of this review process are discussed at meetings of Prudential Fixed Income’s trade management oversight committee.

●	Other Financial Interests. Prudential Fixed Income and its affiliates may also have financial interests or relationships with issuers whose securities it invests in for client accounts. These interests can include debt or equity financing, strategic corporate relationships or investments, and the offering of investment advice in various forms. For example, Prudential Fixed Income may invest client assets in the securities of issuers that are also its advisory clients.

In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that Prudential Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to Valuation and Fees.

When client accounts hold illiquid or difficult to value investments, Prudential Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management. Prudential Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests.

Conflicts Related to Securities Lending Fees

When Prudential Fixed Income manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would yield higher securities lending rates. This conflict is mitigated by the fact that Prudential Fixed Income’s advisory

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fees are generally based on the value of assets in a client’s account. In addition, Prudential Fixed Income’s securities lending function has a separate reporting line to its chief operating officer (rather than its chief investment officer).

Mercer Opportunistic Fixed Income Fund

Franklin Advisers, Inc. (“Franklin”)

The portfolio managers who are primarily responsible for the day-to-day management of Franklin’s allocated portion of the Fund’s portfolio are Eric Takaha, CFA, Patricia O’Connor and Glenn Voyles.

Compensation. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:.

Base Salary. Each portfolio manager is paid a base salary.

Annual Bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

●	Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pretax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

●	Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

●	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

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Ownership of Fund Shares. As of March 31, 2014, Ms. O’Connor and Messrs. Takaha and Voyles did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Mr. Takaha manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	6	$17,566	0	$0
Other Pooled Investment Vehicles	9	$7,527	0	$0
Other Accounts	16	$2,810	0	$0

In addition to the Fund, Ms. O’Connor manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	2	$831	0	$0
Other Pooled Investment Vehicles	1	$0.6	0	$0
Other Accounts	6	$619	0	$0

In addition to the Fund, Mr. Voyles manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	1	$375	0	$0
Other Pooled Investment Vehicles	2	$1,743	0	$0
Other Accounts	3	$1,250	0	$0

Potential Conflicts of Interest. Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds

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and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Investec Asset Management Limited (“Investec”)

The portfolio managers who are primarily responsible for the day-to-day management of Investec’s allocated portion of the Fund’s portfolio are Peter Eerdmans and Werner Gey van Pittius.

Compensation. Investec’s incentive policy is based on the alignment of interests among clients, staff and shareholders. At Investec, gross profits are shared equally between staff and shareholders of the parent company. Within the above parameters of this long-term, uncapped, 50% profit share, compensation is made up of the following components:

●	Competitive salaries: Investec has a policy of recruiting the best investment professionals available and remunerating them accordingly.
●	Performance-related incentives (based on an open-ended revenue sharing plan for investment professionals): The investment professionals are organized within specialist teams. Each specialist team shares in a fixed percentage of revenues linked to their investment activities.
●	Capacity management is considered to ensure alignment among the interests of clients, demands on portfolio managers and sales objectives. The specialist team’s bonus pool is then allocated to individuals in line with the following three drivers: (i) team investment performance; (ii) individual investment performance; and (iii) manager discretion.
●	Deferred Bonus/Co-Investment Plan (“DB/CI Plan”) and share schemes: To align the long term financial incentive of key investment professionals with those of clients, Investec operates a DB/CI Plan.
●	A material portion of the performance-related incentive awarded to each senior investment professional is allocated to the DB/CI Plan, which is a rolling three year scheme. This means that allocations to the plan are locked in for three years. Investec requires each investment professional to invest at least half of their DB/CI Plan allocation into their own investment strategies. The remainder of the DB/CI Plan is invested at their discretion into any other Investec fund (which are outside the United States). The result of this approach is that after a period, each investment professional who participates in the DB/CI Plan will have 3 years’ worth of their variable compensation DB/CI Plan allocation tied up in the scheme, which makes the DB/CI Plan a compelling tool to encourage long term thinking and key staff retention. In addition to Investec’s DB/ CI Plan, Investec Group operates a number of share schemes that provide staff across the business with the opportunity to participate in the long-term success of the Investec Group. This scheme is operated by invitation and each allocation typically involves a four year

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vesting program. Through these share schemes, staff currently participate in more than 15% of Investec Group equity. Over time, the deferred compensation scheme will compound, resulting in a significant retention mechanism of key investment professionals.

Investec believes this compensation structure is balanced and competitive and positions Investec to attract and retain the best industry skills.

Ownership of Fund Shares. As of March 31, 2014, Messrs. Eerdmans and Gey van Pittius did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Manager. In addition to the Fund, Messrs. Eerdmans and Gey van Pittius manage:

	Total Accounts			Accounts with Performance Fees

Other Accounts	Number of Accounts		Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	0		$0	0	$0
Other Pooled Investment Vehicles	62	*	$7,464.7	1	$49.9
Other Accounts	19		$7,780.8	1	$337.5

	Total Accounts			Accounts with Performance Fees

Other Accounts	Number of Accounts		Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	0		$0	0	$0
Other Pooled Investment Vehicles	53	*	$7,480.6	2	$70.1
Other Accounts	14		$5,923.8	1	$337.5

Source: Investec Asset Management. Data as of March 31, 2014 in USD.

*Includes all assets managed within the Investec pooled fund range, plus clients who invest via an investment management agreement within the Investec pooled fund.

Potential Conflicts of Interest. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

Investec is governed by all the rules and regulations of the relevant regulatory bodies in the jurisdictions in which it operates.

Investec strongly believes in its fiduciary duty to clients and will always seek to manage any possible conflicts that may occur through its normal business activities so that there is no material risk of damage to clients. Investec employs companywide measures to eliminate any potential conflicts of interest which may arise and maintains a Conflicts of Interest Policy, Compliance Manual and a Code of Ethics, which incorporate many of Investec requirements on conflicts of interest. These documents are bound into employees’ contracts of employment and a breach would therefore provide grounds for disciplinary action or dismissal.

An example of how Investec manages/mitigates conflicts of interest is shown by the fact that Investec’s portfolio managers focus entirely on portfolio management, while Investec’s dedicated Dealing Desk (“DD”) focuses on best execution of client orders; this avoids conflicts of interest between the two roles. The portfolio manager authorizes all orders which are then routed to the DD. This segregation of duties also removes any conflict of interest between the execution of trades on behalf of different portfolios. Investec’s investment allocation policy aims to ensure that investment opportunities are allocated fairly among Investec clients. This means we regularly aggregate client orders. Allocation is carried out strictly on a pro rata basis except where allocation is too small to split. If an allocation is so small that it makes it

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uneconomic for Investec clients to split, then the DD has the discretion to allocate to a single client on a fair basis.

Monitoring by the Compliance and Risk departments of the allocation of deals, performance and turnover helps to ensure that portfolios subject to a performance-related fee are not given preferential treatment so as to increase revenue at the expense of performance in other client portfolios.

The calculation of performance fees is conducted by Investec Finance team and the investment team has no involvement in the calculation.

Investec has a Global Pricing Committee, which meets weekly to review and ensure that Investec pricing terms remain competitive, globally aligned and fair to all of Investec’s clients.

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MERCER FUNDS

PART C

OTHER INFORMATION

Item 28.       EXHIBITS

(a)	Articles of Incorporation.

(1)	Registrant’s Amended and Restated Agreement and Declaration of Trust, effective as of May 16, 2005, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(i)	Amendment to Registrant’s Amended and Restated Agreement and Declaration of Trust, effective as of May 16, 2005 is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed with the SEC via EDGAR on December 30, 2011.

(2)	Registrant’s Certificate of Trust, as filed with the State of Delaware on March 11, 2005, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on March 21, 2005.

(i)	Amendment to Registrant’s Certificate of Trust, as filed with the State of Delaware, is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed with the SEC via EDGAR on December 30, 2011.

(b)	By-Laws.

(1)	Registrant’s Amended and Restated By-Laws, effective as of May 16, 2005, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(c)	Instruments Defining Rights of Security Holders.

See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of the Registrant’s Amended and Restated Agreement and Declaration of Trust, incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

See also, Article II, “Meetings of Shareholders,” and Article VII, “General Matters,” of the Registrant’s Amended and Restated By-laws, incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(d)	Investment Advisory Contracts.

(1)	Investment Management Agreement between the Registrant and Mercer Investment Management, Inc., filed herewith as Exhibit No. EX-99.d.1.

(i)	Fee Waiver/Expense Limitation Agreement between the Registrant and Mercer Investment Management, Inc., dated Sept. 23, 2011, is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed with the SEC via EDGAR on December 30, 2011.
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(ii)	Fee Waiver/Expense Limitation Agreement between the Registrant and Mercer Investment Management, Inc., dated July 26, 2013, incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2013.

(2)	Subadvisory Agreement between Mercer Investment Management, Inc. and Acadian Asset Management LLC, Subadvisor of Mercer Global Low Volatility Equity Fund, filed herewith as Exhibit No. EX-99.d.2.

(3)	Subadvisory Agreement between Mercer Investment Management, Inc. and American Century Investment Management, Inc., Subadvisor of Mercer Non-US Core Equity Fund, filed herewith as Exhibit No. EX-99.d.3.
(4)	Subadvisory Agreement between Mercer Investment Management, Inc. and AQR Capital Management, LLC, Subadvisor of Mercer Emerging Markets Equity Fund, filed herewith as Exhibit No. EX-99.d.4.
(i)	Amendment to Subadvisory Agreement between Mercer Investment Management, Inc. and AQR Capital Management, LLC, filed herewith as Exhibit No. EX-99.d.4.i.
(5)	Subadvisory Agreement between Mercer Investment Management, Inc. and Arrowstreet Capital, Limited Partnership, Subadvisor of Mercer Non-US Core Equity Fund, filed herewith as Exhibit No. EX-99.d.5.
(6)	Subadvisory Agreement between Mercer Investment Management, Inc. and Brandywine Global Investment Management, LLC, Subadvisor of Mercer US Large Cap Value Equity Fund, filed herewith as Exhibit No. EX-99.d.6.
(7)	Subadvisory Agreement between Mercer Investment Management, Inc. and Columbia Management Investment Advisers, LLC, Subadvisor of Mercer US Large Cap Growth Equity Fund, filed herewith as Exhibit EX-99.d.7.
(8)	Subadvisory Agreement between Mercer Investment Management, Inc. and Dodge & Cox, Subadvisor of Mercer Core Fixed Income Fund, filed herewith as Exhibit No. EX-99.d.8.
(9)	Subadvisory Agreement between Mercer Investment Management, Inc. and First Eagle Investment Management, LLC, Subadvisor of Mercer Global Low Volatility Equity Fund, filed herewith as Exhibit No. EX-99.d.9.
(10)	Subadvisory Agreement between Mercer Investment Management, Inc. and Franklin Advisers, Inc., Subadvisor of Mercer Opportunistic Fixed Income Fund, filed herewith as Exhibit No. EX-99.d.10.
(11)	Subadvisory Agreement between Mercer Investment Management, Inc. and HS Management Partners, LLC, Subadvisor of Mercer US Large Cap Growth Equity Fund, filed herewith as Exhibit No. EX-99.d.11.

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(12)	Subadvisory Agreement between Mercer Investment Management, Inc. and Income Research & Management, Subadvisor of Mercer Core Fixed Income Fund, filed herewith as Exhibit No. EX-99.d.12.
(13)	Subadvisory Agreement between Mercer Investment Management, Inc. and Investec Asset Management Limited, Subadvisor of Mercer Emerging Markets Equity Fund and the Mercer Opportunistic Fixed Income Fund, filed herewith as Exhibit No. EX-99.d.13.
(14)	Subadvisory Agreement between Mercer Investment Management, Inc. and Jackson Square Partners, LLC, Subadvisor of Mercer US Small/Mid Cap Growth Equity Fund, filed herewith as Exhibit No. EX-99.d.14.
(15)	Subadvisory Agreement between Mercer Investment Management, Inc. and Kleinwort Benson Investors International Ltd., Subadvisor of Mercer Emerging Markets Equity Fund, filed herewith as Exhibit No. EX-99.d.15.
(16)	Subadvisory Agreement between Mercer Investment Management, Inc. and Lingohr & Partner North America, Inc., Subadvisor of Mercer Non-US Core Equity Fund, filed herewith as Exhibit No. EX-99.d.168.
(17)	Subadvisory Agreement between Mercer Investment Management, Inc. and Massachusetts Financial Services Company, Subadvisor of Mercer Non-US Core Equity Fund, filed herewith as Exhibit No. EX-99.d.17.
(18)	Subadvisory Agreement between Mercer Investment Management, Inc. and MFG Asset Management, Subadvisor of Mercer Global Low Volatility Equity Fund, filed herewith as Exhibit No. EX-99.d.18.
(19)	Subadvisory Agreement between Mercer Investment Management, Inc. and NWQ Investment Management Company, LLC, Subadvisor of Mercer US Small/Mid Cap Value Equity Fund, filed herewith as Exhibit No. EX-99.d.19.
(20)	Subadvisory Agreement between Mercer Investment Management, Inc. and O’Shaughnessy Asset Management, LLC, Subadvisor of Mercer US Large Cap Value Equity Fund, filed herewith as Exhibit No. EX-99.d.20.
(21)	Subadvisory Agreement between Mercer Investment Management, Inc. and Palisade Capital Management, L.L.C., Subadvisor of Mercer US Small/Mid Cap Growth Equity Fund, filed herewith as Exhibit No. EX-99.d.21.
(22)	Subadvisory Agreement between Mercer Investment Management, Inc. and Prudential Investment Management, Inc., Subadvisor of Mercer Core Fixed Income Fund, filed herewith as Exhibit No. EX-99.d.22.
(23)	Subadvisory Agreement between Mercer Investment Management, Inc. and River Road Asset Management, LLC, Subadvisor of Mercer US Small/Mid Cap Value Equity Fund, filed herewith as Exhibit No. EX-99.d.23.

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(24)	Subadvisory Agreement between Mercer Investment Management, Inc. and Robeco Investment Management, Inc., Subadvisor of Mercer US Large Cap Value Equity Fund, filed herewith as Exhibit No. EX-99.d.24.
(25)	Subadvisory Agreement between Mercer Investment Management, Inc. and Sands Capital Management, LLC, Subadvisor of Mercer US Large Cap Growth Equity Fund, filed herewith as Exhibit No. EX-99.d.25.
(26)	Subadvisory Agreement between Mercer Investment Management, Inc. and SSgA Funds Management, Inc., Subadvisor of Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund and Mercer Global Low Volatility Equity Fund, filed herewith as Exhibit No. EX-99.d.26.
(27)	Subadvisory Agreement between Mercer Investment Management, Inc. and Systematic Financial Management, L.P., Subadvisor of Mercer US Small/Mid Cap Value Equity Fund, filed herewith as Exhibit No. EX-99.d.27.
(28)	Subadvisory Agreement between Mercer Investment Management, Inc. and The Boston Company Asset Management, LLC, Subadvisor of Mercer US Large Cap Value Equity Fund, filed herewith as Exhibit No. EX-99.d.28.
(29)	Subadvisory Agreement between Mercer Investment Management, Inc. and Vontobel Asset Management, Inc., Subadvisor of Mercer Emerging Markets Equity Fund, filed herewith as Exhibit No. EX-99.d.29.
(30)	Subadvisory Agreement between Mercer Investment Management, Inc. and Westfield Capital Management Company, LP, Subadvisor of Mercer US Small/Mid Cap Growth Equity Fund, filed herewith as Exhibit No. EX-99.d.30.

(e)	Underwriting Contracts.

(1)	Underwriting Agreement between the Registrant and MGI Funds Distributors, LLC, filed herewith as Exhibit No. EX-99.e.1.

(i)	Amendment to the Underwriting Agreement between the Registrant and MGI Funds Distributors Inc., effective September 23, 2011, filed herewith as Exhibit No. EX-99.e.1.i.

(ii)	Amendment to the Underwriting Agreement between the Registrant and MGI Funds Distributors LLC, effective October 12, 2012, filed herewith as Exhibit No. EX-99.e.1.ii.

(iii)	Amendment to the Underwriting Agreement between the Registrant and MGI Funds Distributors LLC, effective August 14, 2013, is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed with the SEC via EDGAR on August 14, 2013.

(f)	Bonus or Profit Sharing Contracts.

Not Applicable.

(g)	Custodian Agreements.

(1)	Custodian Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company) is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(i)	Amendment to Appendix A of the Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(ii)	Amendment to Custodian Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed with the SEC via EDGAR on December 30, 2011.

(iii)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed with the SEC via EDGAR on August 14, 2013.

(2)	Delegation Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company) is incorporated herein by reference
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to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(h)	Other Material Contracts.

(1)	Administration Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), dated as of August 12, 2005, filed herewith as Exhibit No. EX-99.h.1.

(i)	First Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company (successor by merger to Investors Bank & Trust Company), effective as of January 1, 2008, filed herewith as Exhibit No. EX-99.h.1.i.

(ii)	Second Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, effective as of July, 1, 2011, filed herewith as Exhibit No. EX-99.h.1.ii.

(iii)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated as of October 12, 2012, filed herewith as Exhibit No. EX-99.h.1.iii.

(iv)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated as of August 14, 2013, filed herewith as Exhibit No. EX-99.h.1.iv.

(v)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated as of December 4, 2013, filed herewith as Exhibit No. EX-99.h.1.v.

(2)	Amended and Restated Administrative Services Agreement between the Registrant and Mercer Investment Management, Inc., dated as of August 14, 2013, is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed with the SEC via EDGAR on August 14, 2013.

(3)	Transfer Agency Services Agreement between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2013.

(i)	Amendment to Transfer Agency Services Agreement between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed with the SEC via EDGAR on August 14, 2013.

(4)	Selling/Services Agreement between the Registrant and MGI Funds Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(i)	Amendment to Selling/Services Agreement between the Registrant and MGI Funds Distributors, Inc., is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed with the SEC via EDGAR on December 30, 2011.
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(5)	Indemnification Agreement between the Registrant and each indemnified party, effective March 11, 2013, filed herewith as Exhibit EX-99.h.5.

(i)	Legal Opinion.

(1)	Legal Opinion of Dechert LLP, counsel to the Registrant, filed herewith as Exhibit No. EX-99.i.1.

(j)	Other Opinions.

(1)	Consent of Independent Registered Public Accounting Firm for the Registrant, filed herewith as Exhibit No. EX-99.j.1.

(2)	Powers of Attorney.

(i)	Power of Attorney appointing Scott M. Zoltowski, Colin Dean and Patrick W.D. Turley as attorneys-in-fact and agents to Richard L. Nuzum, Harrison M. Bains, Jr., Adela M. Cepeda, and Gail A. Schneider, filed herewith as Exhibit No. EX-99.j.2.i.

(k)	Omitted Financial Statements.

Not Applicable.

(l)	Initial Capital Agreements.

(1)	Letter of Understanding Relating to Initial Capital is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(m)	Rule 12b-1 Plan.

(1)	Marketing and Shareholder Services Plan, relating to Class S Shares, filed herewith as Exhibit No. EX-99.m.1.

(2)	Marketing and Shareholder Services Plan, relating to Class Y-1 Shares, filed herewith as Exhibit No. EX-99.m.2.

(n)	Rule 18f-3 Plan.

(1)	Amended Multiple Class Plan pursuant to Rule 18f-3, effective August 14, 2013, on behalf of each series of the Registrant, is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed with the SEC via EDGAR on August 14, 2013.

(o)	Reserved.

(p)	Codes of Ethics.

(1)	Code of Ethics of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2010.

(2)	Code of Ethics Mercer Investment Management, Inc., the investment adviser of the Registrant, is incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 27, 2012.
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(3)	Code of Ethics of MGI Funds Distributors, LLC, underwriter of the Registrant, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on June 29, 2005.

(4)	Code of Ethics of Acadian Asset Management LLC, Subadvisor of Mercer Global Low Volatility Equity Fund, filed herewith as Exhibit No. EX-99.p.4.

(5)	Code of Ethics of American Century Investment Management, Inc., Subadvisor of Mercer Non-US Core Equity Fund, filed herewith as Exhibit No. EX-99.p.5.

(6)	Code of Ethics of AQR Capital Management, LLC, Subadvisor of Mercer Emerging Markets Equity Fund, filed herewith as Exhibit No. EX-99.p.6.

(7)	Code of Ethics of Arrowstreet Capital, Limited Partnership, Subadvisor of Mercer Non-US Core Equity Fund, filed herewith as Exhibit No. EX-99.p.7.

(8)	Code of Ethics of Brandywine Global Investment Management, LLC, Subadvisor of Mercer US Large Cap Value Equity Fund, filed herewith as Exhibit No. EX-99.p.8.

(9)	Code of Ethics of Columbia Management Investment Advisers, LLC, Subadvisor of Mercer US Large Cap Growth Equity Fund, filed herewith as Exhibit EX-99.p.9.

(10)	Code of Ethics of Dodge & Cox, Subadvisor of Mercer Core Fixed Income Fund, filed herewith as Exhibit No. EX-99.p.10.

(11)	Code of Ethics of First Eagle Investment Management, LLC, Subadvisor of Mercer Global Low Volatility Equity Fund, filed herewith as Exhibit No. EX-99.p.11.

(12)	Code of Ethics of Franklin Advisers, Inc., Subadvisor of Mercer Opportunistic Fixed Income Fund, filed herewith as Exhibit No. EX-99.p.12.

(13)	Code of Ethics of HS Management Partners, LLC, Subadvisor of Mercer US Large Cap Growth Equity Fund, filed herewith as Exhibit No. EX-99.p.13.

(14)	Code of Ethics of Income Research & Management, Subadvisor of Mercer Core Fixed Income Fund, filed herewith as Exhibit No. EX-99.p.14.

(15)	Code of Ethics of Investec Asset Management Limited, Subadvisor of Mercer Emerging Markets Equity Fund and the Mercer Opportunistic Fixed Income Fund, filed herewith as Exhibit No. EX-99.p.15.

(16)	Code of Ethics of Jackson Square Partners, LLC, Subadvisor of Mercer US Small/Mid Cap Growth Equity Fund, filed herewith as Exhibit No. EX-99.p.16.

(17)	Code of Ethics of Kleinwort Benson Investors International Ltd., Subadvisor of Mercer Emerging Markets Equity Fund, filed herewith as Exhibit No. EX-99.p.17.

(18)	Code of Ethics of Lingohr & Partner North America, Inc., Subadvisor of Mercer Non-US Core Equity Fund, filed herewith as Exhibit No. EX-99.p.18.

(19)	Code of Ethics of Massachusetts Financial Services Company, Subadvisor of Mercer Non-US Core Equity Fund, filed herewith as Exhibit No. EX-99.p.19.

(20)	Code of Ethics of MFG Asset Management, Subadvisor of Mercer Global Low Volatility Equity Fund, filed herewith as Exhibit No. EX-99.p.20.
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(21)	Code of Ethics of NWQ Investment Management Company, LLC, Subadvisor of Mercer US Small/Mid Cap Value Equity Fund, filed herewith as Exhibit No. EX-99.p.21.

(22)	Code of Ethics of O’Shaughnessy Asset Management, LLC, Subadvisor of Mercer US Large Cap Value Equity Fund, filed herewith as Exhibit No. EX-99.p.22.

(23)	Code of Ethics of Palisade Capital Management, L.L.C., Subadvisor of Mercer US Small/Mid Cap Growth Equity Fund, filed herewith as Exhibit No. EX-99.p.23.

(24)	Code of Ethics of Prudential Investment Management, Inc., Subadvisor of Mercer Core Fixed Income Fund, filed herewith as Exhibit No. EX-99.p.24.

(25)	Code of Ethics of River Road Asset Management, LLC, Subadvisor of Mercer US Small/Mid Cap Value Equity Fund, filed herewith as Exhibit No. EX-99.p.25.

(26)	Code of Ethics of Robeco Investment Management, Inc., Subadvisor of Mercer US Large Cap Value Equity Fund, filed herewith as Exhibit No. EX-99.p.26.

(27)	Code of Ethics of Sands Capital Management, LLC, Subadvisor of Mercer US Large Cap Growth Equity Fund, filed herewith as Exhibit No. EX-99.p.27.

(28)	Code of Ethics of SSgA Funds Management, Inc., Subadvisor of Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund and Mercer Global Low Volatility Equity Fund, filed herewith as Exhibit No. EX-99.p.28.

(29)	Code of Ethics of Systematic Financial Management, L.P., Subadvisor of Mercer US Small/Mid Cap Value Equity Fund, filed herewith as Exhibit No. EX-99.p.29.

(30)	Code of Ethics of The Boston Company Asset Management, LLC, Subadvisor of Mercer US Large Cap Value Equity Fund, filed herewith as Exhibit No. EX-99.p.30.

(31)	Code of Ethics of Vontobel Asset Management, Inc., Subadvisor of Mercer Emerging Markets Equity Fund, filed herewith as Exhibit No. EX-99.p.31.

(32)	Code of Ethics of Westfield Capital Management Company, LP, Subadvisor of Mercer US Small/Mid Cap Growth Equity Fund, filed herewith as Exhibit No. EX-99.p.32.

Item 29.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

None.

Item 30.       INDEMNIFICATION

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817 permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner

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for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

(a)	Indemnification of the Trustees and officers of the Registrant is provided for in Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust effective May 16, 2005, as filed with the SEC via EDGAR on August 5, 2005;

(b)	Indemnification of the Trustees and officers of the Registrant is provided for in Sections 3 and 4 of an Indemnification Agreement between the Registrant and each indemnified party, effective March 11, 2013, filed herewith;

(c)	Investment Management Agreement between the Registrant and Mercer Investment Management, Inc., as provided for in Section 10 of the Agreement, filed herewith;

(d)	Each Subadvisory Agreement between Mercer Global Investments, Inc. (now known as Mercer Investment Management, Inc.), on behalf of the several series portfolios of the Mercer Funds (formerly, MGI Funds), and the individual and respective subadvisors contains terms relevant to this Item 30 within Section 10 of each such agreement, a form of which is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011;

(e)	Underwriting Agreement between the Registrant and MGI Funds Distributors LLC, as provided for in Section 8 of the Agreement, filed herewith;

(f)	Custodian Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), as provided for in Section 15 of the Agreement, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005;

(g)	Delegation Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), as provided for in Section 11 of the Agreement, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006; and

(h)	Administration Agreement between the Registrant and State Street Bank and Trust Company, as provided for in Section 6 of the Agreement, filed herewith.

Item 31.       BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT MANAGER

Mercer Investment Management, Inc., a Delaware corporation, is a federally registered investment adviser and indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc. Mercer Investment Management, Inc. has its principal place of business at 99 High Street, Boston, MA 02110. Mercer Investment Management, Inc., is primarily engaged in providing investment management services. Additional information regarding Mercer Investment Management, Inc., and information as to the officers and directors of Mercer Investment Management, Inc., is included in its Form ADV, as filed with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-63730) and is incorporated herein by reference.

Acadian Asset Management LLC (“Acadian”), is a Subadvisor for the Registrant’s Mercer Global Low Volatility Equity Fund. Acadian has its principal place of business at 260 Franklin Street, Boston MA 02110. Additional information as to Acadian and the directors and officers of Acadian is included in Acadian’s Form ADV filed with the Commission (File No. 801-28078), which is incorporated herein by reference and sets forth the officers and directors of Acadian and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

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American Century Investment Management, Inc. (“American Century”), is a Subadvisor for the Registrant’s Mercer Non-US Core Equity Fund. American Century has its principal place of business at 4500 Main Street, Kansas City, MO 64111. Additional information as to American Century and the directors and officers of American Century is included in American Century’s Form ADV filed with the Commission (File No. 801-8174), which is incorporated herein by reference and sets forth the officers and directors of American Century and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

AQR Capital Management, LLC (“AQR”), is a Subadvisor for the Registrant’s Mercer Emerging Markets Equity Fund. AQR has its principal place of business at Two Greenwich Plaza, 3rd Floor, Greenwich, CT, 06830. Additional information as to AQR and the directors and officers of AQR is included in AQR’s Form ADV filed with the Commission (File No. 801-55543), which is incorporated herein by reference and sets forth the officers and directors of AQR and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Arrowstreet Capital, Limited Partnership (“Arrowstreet”), is a Subadvisor for the Registrant’s Mercer Non-US Core Equity Fund. Arrowstreet has its principal place of business at 200 Clarendon Street, 30th Floor, Boston, Massachusetts 02116,. Additional information as to Arrowstreet and the directors and officers of Arrowstreet is included in Arrowstreet’s Form ADV filed with the Commission (File No. 801-56633), which is incorporated herein by reference and sets forth the officers and directors of Arrowstreet and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Brandywine Global Investment Management, LLC (“Brandywine”), is a Subadvisor for the Registrant’s Mercer US Large Cap Value Equity Fund. Brandywine has its principal place of business at 2929 Arch Street, Suite 800, Philadelphia, PA 19104. Additional information as to Brandywine and the directors and officers of Brandywine is included in Brandywine’s Form ADV filed with the Commission (File No. 028-02204), which is incorporated herein by reference and sets forth the officers and directors of Brandywine and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Columbia Management Investment Advisers, LLC (“Columbia”), is a Subadvisor for the Registrant’s Mercer US Large Cap Growth Equity Fund. Columbia has its principal pace of business at 225 Franklin Street, Boston, MA 02110. Additional information as to Columbia and the directors and officers of Columbia is included in Columbia’s Form ADV filed with the Commission (File No. 801-25943), which is incorporated herein by reference and sets forth the officers and directors of Columbia and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Dodge & Cox, is a Subadvisor for the Registrant’s Mercer Core Fixed Income Fund. Dodge & Cox has its principal place of business at 555 California Street, 40th Floor, San Francisco, California 94104. Additional information as to Dodge & Cox and the directors and officers of Dodge & Cox is included in Dodge & Cox’s Form ADV filed with the Commission (File No. 801-1895), which is incorporated herein by reference and sets forth the officers and directors of Dodge & Cox and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

First Eagle Investment Management, LLC (“First Eagle”), is a Subadvisor for the Registrant’s Mercer Global Low Volatility Equity Fund. First Eagle has its principal place of business at 1345 Avenue of the Americas, New York, NY 10105-4300. Additional information as to First Eagle and the directors and officers of First Eagle is included in First Eagle’s Form ADV filed with the Commission (File No. 801-50659), which is incorporated herein by reference and sets forth the officers and directors of First Eagle and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Franklin Advisers, Inc. (“Franklin”), is a Subadvisor for the Registrant’s Mercer Opportunistic Fixed Income Fund. Franklin has its principal place of business at One Franklin Parkway, San Mateo, CA 9440. Additional information as to Franklin and the directors and officers of Franklin is included in Franklin’s Form ADV filed with the Commission (File No. 801-26292), which is incorporated herein by reference and sets forth the

9

officers and directors of Franklin and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

HS Management Partners, LLC (“HSMP”), is a Subadvisor for the Registrant’s Mercer US Large Cap Growth Equity Fund. HSMP has its principal place of business at 598 Madison Avenue, New York, NY 10022. Additional information as to HSMP and the directors and officers of HSMP is included in HSMP’s Form ADV filed with the Commission (File No. 801-68501), which is incorporated herein by reference and sets forth the officers and directors of HSMP and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Income Research & Management (“IR+M”), is a Subadvisor for the Registrant’s Mercer Core Fixed Income Fund. IR+M has its principal place of business at 100 Federal Street, 30th Floor, Boston, MA 02110. Additional information as to IR+M and the directors and officers of IR+M is included in IR+M’s Form ADV filed with the Commission (File No. 801-29482), which is incorporated herein by reference and sets forth the officers and directors of IR+M and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Investec Asset Management Limited (“Investec”), is a Subadvisor for the Registrant’s Mercer Emerging Markets Equity Fund and the Mercer Opportunistic Fixed Income Fund. Investec has its principal place of business at Woolgate Exchange, 25 Basinghall Street, London, UK, EC2V 5HA. Additional information as to Investec and the directors and officers of Investec is included in Investec’s Form ADV filed with the Commission (File No. 801-73635), which is incorporated herein by reference and sets forth the officers and directors of Investec and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Jackson Square Partners, LLC (“Jackson Square”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Growth Equity Fund. Jackson Square has its principal place of business at 101 California Street, Suite 3750, San Francisco, CA 94111. Additional information as to Jackson Square and the directors and officers of Jackson Square is included in Jackson Square’s Form ADV filed with the Commission (File No. 801-79255), which is incorporated herein by reference and sets forth the officers and directors of Jackson Square and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Kleinwort Benson Investors International Ltd. (“KBI”), is a Subadvisor for the Registrant’s Mercer Emerging Markets Equity Fund. KBI has its principal place of business at Joshua Dawson House, Dawson Street, Dublin 2, Ireland. Additional information as to KBI and the directors and officers of KBI is included in KBI’s Form ADV filed with the Commission (File No. 801-60358), which is incorporated herein by reference and sets forth the officers and directors of KBI and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Lingohr & Partner North America, Inc., (“Lingohr”), is a Subadvisor for the Registrant’s Mercer Non-US Core Equity Fund. Lingohr has its principal place of business at 1390 E 23rd Avenue, Eugene, OR, 97403. Additional information as to Lingohr and the directors and officers of Lingohr is included in Lingohr’s Form ADV filed with the Commission (File No. 801-72589), which is incorporated herein by reference and sets forth the officers and directors of Lingohr and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Magellan Asset Management Limited doing business as MFG Asset Management (“MFG”), is a Subadvisor for the Registrant’s Mercer Global Low Volatility Equity Fund. MFG has its principal place of business at Level 7, 1 Castlereach Street, Sydney, NSW 2000. Additional information as to MFG and the directors and officers of MFG is included in MFG’s Form ADV filed with the Commission (File No. 801-72872), which is incorporated herein by reference and sets forth the officers and directors of MFG and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

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Massachusetts Financial Services Company (“MFS”), is a Subadvisor for the Registrant’s Mercer Non-US Core Equity Fund. MFS has its principal place of business at 111 Huntington Avenue, Boston MA 02199. Additional information as to MFS and the directors and officers of MFS is included in MFS’s Form ADV filed with the Commission (File No. 801-17352), which is incorporated herein by reference and sets forth the officers and directors of MFS and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

NWQ Investment Management Company, LLC (“NWQ”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Value Equity Fund. NWQ has its principal place of business at 2049 Century Park East, 16th Floor, Los Angeles, CA, 90067. Additional information as to NWQ and the directors and officers of NWQ is included in NWQ’s Form ADV filed with the Commission (File No. 801-61379), which is incorporated herein by reference and sets forth the officers and directors of NWQ and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

O’Shaughnessy Asset Management, LLC (“O’Shaughnessy”), is a Subadvisor for the Registrant’s Mercer US Large Cap Value Equity Fund. O’Shaughnessy has its principal place of business at 6 Suburban Avenue, Stamford, Connecticut 06901. Additional information as to O’Shaughnessy and the directors and officers of O’Shaughnessy is included in O’Shaughnessy’s Form ADV filed with the Commission (File No. 801-68177), which is incorporated herein by reference and sets forth the officers and directors of O’Shaughnessy and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Palisade Capital Management, LLC. (“Palisade”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Growth Equity Fund. Palisade has its principal place of business at One Bridge Plaza, Suite 695, Fort Lee, NJ 07024. Additional information as to Palisade and the directors and officers of Palisade is included in Palisade’s Form ADV filed with the Commission (File No. 801-48401), which is incorporated herein by reference and sets forth the officers and directors of Palisade and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Prudential Investment Management, Inc. (“Prudential”), is a Subadvisor for the Registrant’s Mercer Core Fixed Income Fund. Prudential has its principal place of business at Gateway Center Three, Newark, NJ 07102. Additional information as to Prudential and the directors and officers of Prudential is included in Prudential’s Form ADV filed with the Commission (File No. 801-22808), which is incorporated herein by reference and sets forth the officers and directors of Prudential and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

River Road Asset Management, LLC (“River Road”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Value Equity Fund. River Road has its principal place of business at 462 South Fourth Street, Suite 1600, Louisville, KY 40202. Additional information as to River Road and the directors and officers of River Road is included in River Road’s Form ADV filed with the Commission (File No. 801-64175), which is incorporated herein by reference and sets forth the officers and directors of River Road and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Robeco Investment Management, Inc. (“RIM”), is a Subadvisor for the Registrant’s Mercer US Large Cap Value Equity Fund. RIM has its principal place of business at 909 Third Avenue, New York, NY 10022. Additional information as to RIM and the directors and officers of RIM is included in RIM’s Form ADV filed with the Commission (File No. 801-61786), which is incorporated herein by reference and sets forth the officers and directors of RIM and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Sands Capital Management, LLC (“Sands”), is a Subadvisor for the Registrant’s Mercer US Large Cap Growth Equity Fund. Sands has its principal place of business at 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209. Additional information as to Sands and the directors and officers of Sands is included in Sands’ Form ADV filed with the Commission (File No. 801-36414), which is incorporated herein by reference and sets forth the officers and directors of Sands and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

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SSgA Funds Management, Inc. (“SSgA FM”), is a Subadvisor for the Registrant’s Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund and Mercer Global Low Volatility Equity Fund. SSgA FM has its principal place of business at State Street Financial Center, One Lincoln Street, Boston, MA 02111. Additional information as to SSgA FM and the directors and officers of SSgA FM is included in SSgA FM’s Form ADV filed with the Commission (File No. 801-60103), which is incorporated herein by reference and sets forth the officers and directors of SSgA FM and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years

Systematic Financial Management, L.P. (“Systematic”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Value Equity Fund. Systematic has its principal place of business at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666. Additional information as to Systematic and the directors and officers of Systematic is included in Systematic’s Form ADV filed with the Commission (File No. 801-48908), which is incorporated herein by reference and sets forth the officers and directors of Systematic and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

The Boston Company Asset Management, LLC (“TBCAM”), is a Subadvisor for the Registrant’s Mercer US Large Cap Value Equity Fund. TBCAM has its principal place of business at One Boston Place, Boston, MA 02108. Additional information as to TBCAM and the directors and officers of TBCAM is included in TBCAM’s Form ADV filed with the Commission (File No. 812-13168), which is incorporated herein by reference and sets forth the officers and directors of TBCAM and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Vontobel Asset Management, Inc. (“Vontobel”), is a Subadvisor for the Registrant’s Mercer Emerging Markets Equity Fund. Vontobel has its principal place of business at 1540 Broadway, New York, NY 10036. Additional information as to Vontobel and the directors and officers of Vontobel is included in Vontobel’s Form ADV filed with the Commission (File No. 801-21953), which is incorporated herein by reference and sets forth the officers and directors of Vontobel and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Westfield Capital Management Company, LP (“Westfield”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Growth Equity Fund. Westfield has its principal place of business at One Financial Center, 24th Floor, Boston, MA, 02111. Additional information as to Westfield and the directors and officers of Westfield is included in Westfield’s Form ADV filed with the Commission (File No. 801-34350), which is incorporated herein by reference and sets forth the officers and directors of Westfield and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32.       Principal Underwriter

(a)	MGI Funds Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment company registered under the Investment Company Act of 1940, as amended:

(1)	Mercer Funds

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

The following is a list of the Officers and Managers of the Distributor:

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Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

(c)	Not Applicable

Item 33.       LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) [15 U.S.C. 80a-3-(a)] and rules under that section, are maintained by State Street Bank and Trust Company, with the exception of those maintained by the Registrant’s investment advisor, Mercer Investment Management, Inc., 99 High Street, Boston, Massachusetts 02110 and 1166 Avenue of the Americas, New York, New York 10036.

State Street Bank and Trust Company provides general administrative, accounting, portfolio valuation, and custodian services to the Registrant, including the coordination and monitoring of any third-party service providers and maintains all such records relating to these services.

Item 34.       MANAGEMENT SERVICES

There are no management related service contracts not discussed in Part A or Part B.

Item 35.       UNDERTAKINGS

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to Trustees, officers, and controlling persons of the Registrant pursuant to the provisions described in response to Item 30, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

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Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 28th day of July, 2014.

MERCER FUNDS

By:	/s/ Scott M. Zoltowski
Scott M. Zoltowski Vice President, Chief Legal Officer, and Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
Harrison M. Bains, Jr. *	Trustee	July 28, 2014
Harrison M. Bains, Jr.

Adela M. Cepeda *	Trustee	July 28, 2014
Adela M. Cepeda

Gail A. Schneider *	Trustee	July 28, 2014
Gail A. Schneider

Richard L. Nuzum *	Trustee and President and Chief Executive Officer	July 28, 2014
Richard L. Nuzum

/s/ Richard S. Joseph	Principal Accounting Officer and Treasurer	July 28, 2014
Richard S. Joseph

* By:	/s/ Scott M. Zoltowski
Scott M. Zoltowski, Attorney-in-Fact (Pursuant to Power of Attorney, filed herewith as Exhibit 99.j.2.i.)
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EXHIBITS INDEX

EXHIBITS	EXHIBIT NO.
Investment Management Agreement between the Registrant and Mercer Investment Management, Inc.	EX-99.d.1

Subadvisory Agreement between Mercer Investment Management, Inc. and Acadian Asset Management LLC, Subadvisor of Mercer Global Low Volatility Equity Fund.	EX-99.d.2

Subadvisory Agreement between Mercer Investment Management, Inc. and American Century Investment Management, Inc., Subadvisor of Mercer Non-US Core Equity Fund.	EX-99.d.3

Subadvisory Agreement between Mercer Investment Management, Inc. and AQR Capital Management, LLC, Subadvisor of Mercer Emerging Markets Equity Fund.	EX-99.d.4

Amendment to Subadvisory Agreement between Mercer Investment Management, Inc. and AQR Capital Management, LLC.	EX-99.d.4.i

Subadvisory Agreement between Mercer Investment Management, Inc. and Arrowstreet Capital, Limited Partnership, Subadvisor of Mercer Non-US Core Equity Fund.	EX-99.d.5

Subadvisory Agreement between Mercer Investment Management, Inc. and Brandywine Global Investment Management, LLC, Subadvisor of Mercer US Large Cap Value Equity Fund.	EX-99.d.6

Subadvisory Agreement between Mercer Investment Management, Inc. and Columbia Management Investment Advisers, LLC, Subadvisor of Mercer US Large Cap Growth Equity Fund	EX-99.d.7

Subadvisory Agreement between Mercer Investment Management, Inc. and Dodge & Cox, Subadvisor of Mercer Core Fixed Income Fund.	EX-99.d.8

Subadvisory Agreement between Mercer Investment Management, Inc. and First Eagle Investment Management, LLC, Subadvisor of Mercer Global Low Volatility Equity Fund.	EX-99.d.9

Subadvisory Agreement between Mercer Investment Management, Inc. and Franklin Advisers, Inc., Subadvisor of Mercer Opportunistic Fixed Income Fund.	EX-99.d.10

Subadvisory Agreement between Mercer Investment Management, Inc. and HS Management Partners, LLC, Subadvisor of Mercer US Large Cap Growth Equity Fund.	EX-99.d.11

Subadvisory Agreement between Mercer Investment Management, Inc. and Income Research & Management, Subadvisor of Mercer Core Fixed Income Fund.	EX-99.d.12

Subadvisory Agreement between Mercer Investment Management, Inc. and Investec Asset Management Limited, Subadvisor of Mercer Emerging Markets Equity Fund and the Mercer Opportunistic Fixed Income Fund.	EX-99.d.13

Subadvisory Agreement between Mercer Investment Management, Inc. and Jackson Square Partners, LLC, Subadvisor of Mercer US Small/Mid Cap Growth Equity Fund.	EX-99.d.14

Subadvisory Agreement between Mercer Investment Management, Inc. and Kleinwort Benson Investors International Ltd., Subadvisor of Mercer Emerging Markets Equity Fund.	EX-99.d.15

Subadvisory Agreement between Mercer Investment Management, Inc. and Lingohr & Partner North America, Inc., Subadvisor of Mercer Non-US Core Equity Fund.	EX-99.d.16

Subadvisory Agreement between Mercer Investment Management, Inc. and Massachusetts Financial Services Company, Subadvisor of Mercer Non-US Core Equity Fund.	EX-99.d.17

Subadvisory Agreement between Mercer Investment Management, Inc. and MFG Asset Management, Subadvisor of Mercer Global Low Volatility Equity Fund.	EX-99.d.18

Subadvisory Agreement between Mercer Investment Management, Inc. and NWQ Investment Management Company, LLC, Subadvisor of Mercer US Small/Mid Cap Value Equity Fund.	EX-99.d.19

Subadvisory Agreement between Mercer Investment Management, Inc. and O’Shaughnessy Asset Management, LLC, Subadvisor of Mercer US Large Cap Value Equity Fund.	EX-99.d.20

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EXHIBITS	EXHIBIT NO.

Subadvisory Agreement between Mercer Investment Management, Inc. and Palisade Capital Management, L.L.C., Subadvisor of Mercer US Small/Mid Cap Growth Equity Fund.	EX-99.d.21

Subadvisory Agreement between Mercer Investment Management, Inc. and Prudential Investment Management, Inc., Subadvisor of Mercer Core Fixed Income Fund.	EX-99.d.22

Subadvisory Agreement between Mercer Investment Management, Inc. and River Road Asset Management, LLC, Subadvisor of Mercer US Small/Mid Cap Value Equity Fund.	EX-99.d.23

Subadvisory Agreement between Mercer Investment Management, Inc. and Robeco Investment Management, Inc., Subadvisor of Mercer US Large Cap Value Equity Fund.	EX-99.d.24

Subadvisory Agreement between Mercer Investment Management, Inc. and Sands Capital Management, LLC, Subadvisor of Mercer US Large Cap Growth Equity Fund.	EX-99.d.25

Subadvisory Agreement between Mercer Investment Management, Inc. and SSgA Funds Management, Inc., Subadvisor of Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund and Mercer Global Low Volatility Equity Fund.	EX-99.d.26

Subadvisory Agreement between Mercer Investment Management, Inc. and Systematic Financial Management, L.P., Subadvisor of Mercer US Small/Mid Cap Value Equity Fund.	EX-99.d.27

Subadvisory Agreement between Mercer Investment Management, Inc. and The Boston Company Asset Management, LLC, Subadvisor of Mercer US Large Cap Value Equity Fund.	EX-99.d.28

Subadvisory Agreement between Mercer Investment Management, Inc. and Vontobel Asset Management, Inc., Subadvisor of Mercer Emerging Markets Equity Fund.	EX-99.d.29

Subadvisory Agreement between Mercer Investment Management, Inc. and Westfield Capital Management Company, LP, Subadvisor of Mercer US Small/Mid Cap Growth Equity Fund.	EX-99.d.30

Underwriting Agreement between the Registrant and MGI Funds Distributors, LLC.	EX-99.e.1

Amendment to the Underwriting Agreement between the Registrant and MGI Funds Distributors, Inc., effective September 23, 2011.	EX-99.e.1.i

Amendment to the Underwriting Agreement between the Registrant and MGI Funds Distributors, LLC, effective October 12, 2012.	EX-99.e.1.ii

Administration Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), dated as of August 12, 2005.	EX-99.h.1

First Amendment to Administration Agreement between the Registrant and State Street Bank & Trust Company (successor by merger to Investors Bank & Trust Company), effective January 1, 2008.	EX-99.h.1.i

Second Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, effective as of July, 1, 2011.	EX-99.h.1.ii

Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated as of October 12, 2012.	EX-99.h.1.iii

Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated as of August 14, 2013.	EX-99.h.1.iv

Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated as of December 4, 2013.	EX-99.h.1.v

Indemnification Agreement between the Registrant and each indemnified party, effective March 11, 2013.	EX-99.h.5

Legal Opinion of Dechert LLP, counsel to the Registrant.	EX-99.i.1

Consent of Independent Registered Public Accounting Firm for the Registrant.	EX-99.j.1

Power of Attorney appointing Scott M. Zoltowski, Colin Dean and Patrick W.D. Turley as attorneys-in-fact and agents to Richard L. Nuzum, Harrison M. Bains, Jr., Adela M. Cepeda, and Gail A. Schneider.	EX-99.j.2.i

Marketing and Shareholder Services Plan, relating to Class S Shares.	EX-99.m.1

Marketing and Shareholder Services Plan, relating to Class Y-1 Shares.	EX-99.m.2

Code of Ethics of Acadian Asset Management LLC, Subadvisor of Mercer Global Low Volatility Equity Fund.	EX-99.p.4

Code of Ethics of American Century Investment Management, Inc., Subadvisor of Mercer Non-US Core Equity Fund.	EX-99.p.5

Code of Ethics of AQR Capital Management, LLC, Subadvisor of Mercer Emerging Markets Equity Fund.	EX-99.p.6
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EXHIBITS	EXHIBIT NO.

Code of Ethics of Arrowstreet Capital, Limited Partnership, Subadvisor of Mercer Non-US Core Equity Fund.	EX-99.p.7

Code of Ethics of Brandywine Global Investment Management, LLC, Subadvisor of Mercer US Large Cap Value Equity Fund.	EX-99.p.8

Code of Ethics of Columbia Management Investment Advisers, LLC, Subadvisor of Mercer US Large Cap Growth Equity Fund	EX-99.p.9

Code of Ethics of Dodge & Cox, Subadvisor of Mercer Core Fixed Income Fund.	EX-99.p.10

Code of Ethics of First Eagle Investment Management, LLC, Subadvisor of Mercer Global Low Volatility Equity Fund.	EX-99.p.11

Code of Ethics of Franklin Advisers, Inc., Subadvisor of Mercer Opportunistic Fixed Income Fund.	EX-99.p.12

Code of Ethics of HS Management Partners, LLC, Subadvisor of Mercer US Large Cap Growth Equity Fund.	EX-99.p.13

Code of Ethics of Income Research & Management, Subadvisor of Mercer Core Fixed Income Fund.	EX-99.p.14

Code of Ethics of Investec Asset Management Limited, Subadvisor of Mercer Emerging Markets Equity Fund and the Mercer Opportunistic Fixed Income Fund.	EX-99.p.15

Code of Ethics of Jackson Square Partners, LLC, Subadvisor of Mercer US Small/Mid Cap Growth Equity Fund.	EX-99.p.16

Code of Ethics of Kleinwort Benson Investors International Ltd., Subadvisor of Mercer Emerging Markets Equity Fund.	EX-99.p.17

Code of Ethics of Lingohr & Partner North America, Inc., Subadvisor of Mercer Non-US Core Equity Fund.	EX-99.p.18

Code of Ethics of Massachusetts Financial Services Company, Subadvisor of Mercer Non-US Core Equity Fund.	EX-99.p.19

Code of Ethics of MFG Asset Management, Subadvisor of Mercer Global Low Volatility Equity Fund.	EX-99.p.20

Code of Ethics of NWQ Investment Management Company, LLC, Subadvisor of Mercer US Small/Mid Cap Value Equity Fund.	EX-99.p.21

Code of Ethics of O’Shaughnessy Asset Management, LLC, Subadvisor of Mercer US Large Cap Value Equity Fund.	EX-99.p.22

Code of Ethics of Palisade Capital Management, L.L.C., Subadvisor of Mercer US Small/Mid Cap Growth Equity Fund.	EX-99.p.23

Code of Ethics of Prudential Investment Management, Inc., Subadvisor of Mercer Core Fixed Income Fund.	EX-99.p.24

Code of Ethics of River Road Asset Management, LLC, Subadvisor of Mercer US Small/Mid Cap Value Equity Fund.	EX-99.p.25
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EXHIBITS	EXHIBIT NO.

Code of Ethics of Robeco Investment Management, Inc., Subadvisor of Mercer US Large Cap Value Equity Fund.	EX-99.p.26

Code of Ethics of Sands Capital Management, LLC, Subadvisor of Mercer US Large Cap Growth Equity Fund.	EX-99.p.27

Code of Ethics of SSgA Funds Management, Inc., Subadvisor of Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund and Mercer Global Low Volatility Equity Fund.	EX-99.p.28

Code of Ethics of Systematic Financial Management, L.P., Subadvisor of Mercer US Small/Mid Cap Value Equity Fund.	EX-99.p.29

Code of Ethics of The Boston Company Asset Management, LLC, Subadvisor of Mercer US Large Cap Value Equity Fund.	EX-99.p.30

Code of Ethics of Vontobel Asset Management, Inc., Subadvisor of Mercer Emerging Markets Equity Fund.	EX-99.p.31

Code of Ethics of Westfield Capital Management Company, LP, Subadvisor of Mercer US Small/Mid Cap Growth Equity Fund.	EX-99.p.32

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